United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: December 31, 2017

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

Janus Henderson Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar co-portfolio manager	Enrique Chang co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Adaptive Global Allocation Fund Class I Shares returned 8.20% for the 6-month period ended December 31, 2017. This compares with a return of 11.21% for its primary benchmark, the MSCI All Country World Index. The Fund’s secondary benchmark, the Adaptive Global Allocation 60-40 Index, an internally calculated index comprised of the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%), returned 7.28%. Its tertiary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, returned 1.58%.

MARKET ENVIRONMENT

Global financial markets enjoyed the tailwinds of synchronized economic growth across major regions during the period. Stocks benefited, too, from solid corporate earnings and, later in the period, the prospect of tax reform in the U.S. Emerging markets outperformed their developed market peers and among advanced economies, the U.S. and Japan tended to register higher returns than major European benchmarks. On a sector basis, technology and materials rose the most while the traditionally defensive consumer staples, health care and utilities sectors delivered the most muted gains.

Global bond markets rose as well. A key driver was spread compression in both investment-grade and high-yield corporate credits, with those of the former reaching a decade low. Treasury performance was more dispersed. The yield on the 2-year U.S. Treasury rose as the market coalesced around a third Federal Reserve (Fed) rate hike in 2017, which ultimately occurred in December. The 10-year note, after dipping to nearly 2% in September, saw spreads widen to 2.41% by period end and the yield on the 30-year slipped to 2.74%. German Bunds remained well bid as the European Central Bank (ECB) announced it would extend its asset purchasing program, albeit in smaller increments. In the UK, the Bank of England initiated its first rate hike since the Global Financial Crisis as inflation crested 3%.

PERFORMANCE DISCUSSION

For the six-month period, the Fund underperformed its primary benchmark but outperformed its secondary and tertiary benchmarks. Guided by the Fund’s option-markets sourced signals, a key contributor to performance was our allocation to global equities, which stood at 96% on June 30 and did not significantly move, finishing the period at 94%. Thus, the portfolio participated in a meaningful way in the rise of global markets during the second half of 2017. From a regional perspective, the key contributor was the U.S. with 41% allocated at the end of June and 51% at year’s end. The portfolio’s underweighting to a concentrated set of mega-cap stocks, which drove a considerable portion of the primary benchmark’s returns during the period, was a key detractor from performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

An aging bull market and a 10-year economic expansion have us, like many investors, wondering: How much longer can this rally continue? But signals from our Adaptive Multi-Asset Solutions team's proprietary options pricing model suggest a correction is not imminent.

Global stocks have enjoyed a good run, roughly tripling since the financial crisis. Options prices, which indicate the market’s assessment of short-term risk, signal limited upside, but do not forecast a looming downturn. On the contrary, the equity market appears fairly priced given a number of positive factors that could propel the current business cycle, including U.S. tax reform, still accommodative monetary policy in Europe and Japan, and an upward trajectory in global growth. Inflation also

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

remains subdued, thanks to new technologies that improve efficiencies and keep prices in check.

In other words, barring unforeseen economic or political shocks, the global economic barometer is set to fair. We argue that some of this benign outlook is due to the options market’s expectation of an orderly unwinding of the ultra-accommodative monetary policies in the U.S. and Europe in the next few years.

The Fed is expected to continue raising interest rates gradually in 2018 and beyond, while slowly reducing its $4.5 trillion balance sheet. The ECB, which has yet to begin tightening, is focusing on tapering asset purchases first and will likely raise rates at a later date. This staggered approach could help global markets avoid a sudden liquidity crunch that would curtail growth, create a headwind for equities and cause global bond yields to spike – more reason to believe the current expansion can persist.

Thank you for investing in Janus Henderson Adaptive Global Allocation Fund.

2	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Vanguard Small-Cap
Exchange-Traded Funds (ETFs)	8.4%
Vanguard FTSE All-World ex-US ETF
Exchange-Traded Funds (ETFs)	8.1%
Vanguard FTSE Emerging Markets
Exchange-Traded Funds (ETFs)	6.4%
Vanguard FTSE All World ex-US Small-Cap
Exchange-Traded Funds (ETFs)	4.5%
Vanguard Financials
Exchange-Traded Funds (ETFs)	4.1%
31.5%

Asset Allocation - (% of Net Assets)
Investment Companies	82.1%
Common Stocks	14.4%
U.S. Government Agency Notes	3.0%
Preferred Stocks	0.0%
Other	0.5%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017				per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	8.11%	16.98%	5.82%	1.62%	1.06%
Class A Shares at MOP	1.92%	10.30%	3.36%
Class C Shares at NAV	7.72%	16.03%	5.02%	2.36%	1.81%
Class C Shares at CDSC	6.72%	15.03%	5.02%
Class D Shares(1)	8.24%	17.01%	5.86%	2.11%	0.96%
Class I Shares	8.20%	17.17%	6.07%	1.50%	0.81%
Class N Shares	8.25%	17.23%	6.09%	1.34%	0.81%
Class S Shares	8.08%	16.73%	5.66%	1.85%	1.31%
Class T Shares	8.13%	17.00%	5.88%	1.61%	1.06%
MSCI All Country World Index(2)	11.21%	23.97%	8.61%
Bloomberg Barclays Global Aggregate Bond Index (Hedged)	1.58%	3.04%	3.42%
Adaptive Global Allocation 60/40 Index (Hedged)	7.28%	15.18%	6.66%
Adaptive Global Allocation 70/30 Index (Hedged)	8.25%	17.33%	7.16%
Morningstar Quartile - Class I Shares	-	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	98/459	92/430

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

4	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Capital Management does not have prior experience managing an adaptive global allocation investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and that the proprietary options implied information model used to implement the Fund's investment strategy may not achieve the desired results.  The Fund may underperform during up markets and be negatively affected in down markets.  Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, expenses previously waived or reimbursed may be recovered if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

(1) Closed to certain new investors.

(2) Effective on or about January 1, 2017, the Fund’s investment strategies and benchmark indices changed. These changes are intended to provide the Fund with more flexibility to invest across global equity investments and global fixed-income investments and at times, invest in commodity-linked investments, without having to allocate its investments across these asset classes in any fixed proportion. In addition, these changes limit the Fund’s use of derivatives. The changes to the Fund's benchmark indices are summarized below:

▪ The Fund’s primary benchmark changed from the Adaptive Global Allocation 70/30 Index to the MSCI All Country World Index.

▪ The Adaptive Global Allocation 60/40 Index was added as a secondary benchmark for the Fund.

▪ The Fund will continue to retain the Bloomberg Barclays Global Aggregate Bond Index as an additional secondary benchmark.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,081.10	$5.35	$1,000.00	$1,020.06	$5.19	1.02%
Class C Shares	$1,000.00	$1,077.20	$9.27	$1,000.00	$1,016.28	$9.00	1.77%
Class D Shares	$1,000.00	$1,082.40	$4.67	$1,000.00	$1,020.72	$4.53	0.89%
Class I Shares	$1,000.00	$1,082.00	$4.51	$1,000.00	$1,020.87	$4.38	0.86%
Class N Shares	$1,000.00	$1,082.50	$3.99	$1,000.00	$1,021.37	$3.87	0.76%
Class S Shares	$1,000.00	$1,080.80	$5.98	$1,000.00	$1,019.46	$5.80	1.14%
Class T Shares	$1,000.00	$1,081.30	$4.98	$1,000.00	$1,020.42	$4.84	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 14.4%
Aerospace & Defense – 0.1%
Arconic Inc	137	$3,733
BAE Systems PLC	230	1,769
Bombardier Inc*	240	579
CAE Inc	197	3,660
L3 Technologies Inc	122	24,138
Meggitt PLC	1,172	7,587
Raytheon Co	151	28,365
		69,831
Air Freight & Logistics – 0%
CH Robinson Worldwide Inc	49	4,365
Expeditors International of Washington Inc	89	5,757
FedEx Corp	41	10,231
United Parcel Service Inc	94	11,200
		31,553
Airlines – 0%
Alaska Air Group Inc	89	6,542
American Airlines Group Inc	65	3,382
ANA Holdings Inc	100	4,174
Deutsche Lufthansa AG	35	1,286
easyJet PLC	125	2,470
Japan Airlines Co Ltd	200	7,827
		25,681
Auto Components – 0.1%
Aisin Seiki Co Ltd	100	5,620
Aptiv PLC	199	16,881
BorgWarner Inc	70	3,576
Bridgestone Corp	200	9,302
Continental AG	35	9,448
Denso Corp	100	6,005
GKN PLC	3,046	13,077
Goodyear Tire & Rubber Co	119	3,845
NGK Spark Plug Co Ltd	100	2,432
NOK Corp	100	2,329
Nokian Renkaat OYJ	79	3,578
Sumitomo Electric Industries Ltd	100	1,688
Sumitomo Rubber Industries Ltd	100	1,858
Yokohama Rubber Co Ltd	100	2,454
		82,093
Automobiles – 0.4%
Daimler AG	147	12,481
Ford Motor Co	12,054	150,554
General Motors Co	705	28,898
Harley-Davidson Inc	91	4,630
Honda Motor Co Ltd	300	10,287
Isuzu Motors Ltd	200	3,345
Mazda Motor Corp	300	4,026
Mitsubishi Motors Corp	700	5,059
Nissan Motor Co Ltd	800	7,979
Renault SA	246	24,722
Suzuki Motor Corp	100	5,793
Toyota Motor Corp	200	12,809
Yamaha Motor Co Ltd	100	3,275
		273,858
Banks – 0.4%
Bank of America Corp	381	11,247
Bankia SA	1,633	7,793
Barclays PLC	2,266	6,177
BB&T Corp	16	796
Bendigo & Adelaide Bank Ltd	3,916	35,576

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
BOC Hong Kong Holdings Ltd	1,000	$5,058
Canadian Imperial Bank of Commerce	48	4,680
Citigroup Inc	161	11,980
Commerzbank AG*	754	11,308
Hachijuni Bank Ltd	200	1,143
Hang Seng Bank Ltd	300	7,438
HSBC Holdings PLC	461	4,753
Huntington Bancshares Inc/OH	1,481	21,563
Japan Post Bank Co Ltd	200	2,597
JPMorgan Chase & Co	186	19,891
KeyCorp	599	12,082
Kyushu Financial Group Inc	200	1,209
Mebuki Financial Group Inc	600	2,541
Mediobanca SpA	1,093	12,377
Mitsubishi UFJ Financial Group Inc	600	4,403
Nordea Bank AB	3,781	45,777
Oversea-Chinese Banking Corp Ltd	100	924
Regions Financial Corp	699	12,079
Resona Holdings Inc	800	4,782
Royal Bank of Scotland Group PLC*	213	794
Seven Bank Ltd	800	2,742
Shinsei Bank Ltd	100	1,722
Societe Generale SA	162	8,351
Sumitomo Mitsui Financial Group Inc	200	8,639
Sumitomo Mitsui Trust Holdings Inc	100	3,972
Suruga Bank Ltd	100	2,139
Wells Fargo & Co	174	10,557
Zions Bancorporation	36	1,830
		288,920
Beverages – 0.3%
Anheuser-Busch InBev SA/NV	59	6,580
Asahi Group Holdings Ltd	100	4,959
Brown-Forman Corp	138	9,476
Coca-Cola Co	261	11,975
Coca-Cola European Partners PLC	93	3,706
Constellation Brands Inc	97	22,171
Davide Campari-Milano SpA	1,659	12,824
Dr Pepper Snapple Group Inc	487	47,268
Kirin Holdings Co Ltd	100	2,516
Molson Coors Brewing Co	269	22,077
Monster Beverage Corp*	203	12,848
PepsiCo Inc	487	58,401
		214,801
Biotechnology – 0.2%
Alexion Pharmaceuticals Inc*	81	9,687
Amgen Inc	45	7,825
Biogen Inc*	44	14,017
Celgene Corp*	156	16,280
Gilead Sciences Inc	418	29,946
Grifols SA	754	22,045
Incyte Corp*	90	8,524
Regeneron Pharmaceuticals Inc*	14	5,263
Shire PLC	242	12,550
Vertex Pharmaceuticals Inc*	24	3,597
		129,734
Building Products – 0.1%
Allegion PLC	99	7,876
AO Smith Corp	300	18,384
Assa Abloy AB	102	2,117

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Building Products – (continued)
Daikin Industries Ltd	100	$11,841
Fortune Brands Home & Security Inc	141	9,650
Johnson Controls International plc	154	5,869
LIXIL Group Corp	100	2,704
		58,441
Capital Markets – 0.4%
3i Group PLC	684	8,430
Affiliated Managers Group Inc	22	4,516
BlackRock Inc	24	12,329
CI Financial Corp	128	3,032
CME Group Inc	263	38,411
Daiwa Securities Group Inc	1,000	6,277
Deutsche Boerse AG	63	7,302
Goldman Sachs Group Inc	98	24,966
Hong Kong Exchanges & Clearing Ltd	300	9,164
IGM Financial Inc	257	9,028
Intercontinental Exchange Inc	230	16,229
Investec PLC	2,348	16,893
Japan Exchange Group Inc	100	1,733
London Stock Exchange Group PLC	270	13,822
Nasdaq Inc	267	20,514
Nomura Holdings Inc	300	1,772
Northern Trust Corp	288	28,768
Partners Group Holding AG	3	2,056
Raymond James Financial Inc	24	2,143
S&P Global Inc	39	6,607
SBI Holdings Inc/Japan	100	2,088
Schroders PLC	690	32,632
Singapore Exchange Ltd	1,400	7,774
Thomson Reuters Corp	231	10,070
		286,556
Chemicals – 0.6%
Air Products & Chemicals Inc	16	2,625
Air Water Inc	200	4,205
Akzo Nobel NV	188	16,442
Albemarle Corp	19	2,430
Arkema SA	60	7,290
Asahi Kasei Corp	200	2,577
BASF SE	40	4,389
CF Industries Holdings Inc	47	1,999
Clariant AG*	692	19,328
Covestro AG	116	11,926
Daicel Corp	100	1,138
DowDuPont Inc	239	17,022
Eastman Chemical Co	74	6,855
Ecolab Inc	82	11,003
EMS-Chemie Holding AG	19	12,684
Evonik Industries AG	306	11,479
Givaudan SA	3	6,922
Incitec Pivot Ltd	3,837	11,664
International Flavors & Fragrances Inc	57	8,699
Johnson Matthey PLC	38	1,571
JSR Corp	100	1,970
K+S AG	771	19,200
Kansai Paint Co Ltd	200	5,194
Koninklijke DSM NV	232	22,113
Kuraray Co Ltd	500	9,439
LANXESS AG	250	19,876
LyondellBasell Industries NV	190	20,961

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Chemicals – (continued)
Methanex Corp	47	$2,848
Mitsubishi Chemical Holdings Corp	400	4,392
Mitsui Chemicals Inc	100	3,219
Nissan Chemical Industries Ltd	100	3,986
Orica Ltd	457	6,448
Potash Corp of Saskatchewan Inc	743	15,241
PPG Industries Inc	58	6,776
Praxair Inc	99	15,313
Sherwin-Williams Co	12	4,920
Symrise AG	644	55,208
Teijin Ltd	100	2,229
Toray Industries Inc	1,000	9,434
Yara International ASA	99	4,533
		395,548
Commercial Services & Supplies – 0.1%
Babcock International Group PLC	1,013	9,600
Cintas Corp	27	4,207
G4S PLC	1,933	6,948
Republic Services Inc	205	13,860
Stericycle Inc*	151	10,266
		44,881
Communications Equipment – 0.1%
Cisco Systems Inc	1,082	41,441
F5 Networks Inc*	101	13,253
Juniper Networks Inc	842	23,997
Nokia OYJ	1,859	8,682
Telefonaktiebolaget LM Ericsson	818	5,364
		92,737
Construction & Engineering – 0.1%
Boskalis Westminster	108	4,070
Bouygues SA	66	3,428
Ferrovial SA	393	8,906
Fluor Corp	276	14,255
Jacobs Engineering Group Inc	13	857
Obayashi Corp	100	1,209
Skanska AB	216	4,469
SNC-Lavalin Group Inc	22	999
		38,193
Construction Materials – 0%
LafargeHolcim Ltd*	193	10,877
Martin Marietta Materials Inc	22	4,863
Vulcan Materials Co	21	2,696
		18,436
Consumer Finance – 0.1%
Acom Co Ltd*	400	1,687
AEON Financial Service Co Ltd	100	2,323
American Express Co	206	20,458
Capital One Financial Corp	100	9,958
Credit Saison Co Ltd	300	5,461
Navient Corp	515	6,860
		46,747
Containers & Packaging – 0.1%
Amcor Ltd/Australia	369	4,433
Avery Dennison Corp	105	12,060
Ball Corp	152	5,753
CCL Industries Inc	536	24,770
International Paper Co	177	10,255
Packaging Corp of America	28	3,375
Sealed Air Corp	129	6,360

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Containers & Packaging – (continued)
Toyo Seikan Group Holdings Ltd	600	$9,627
WestRock Co	157	9,924
		86,557
Distributors – 0.1%
Genuine Parts Co	224	21,282
Jardine Cycle & Carriage Ltd	100	3,040
LKQ Corp*	1,536	62,469
		86,791
Diversified Financial Services – 0.1%
AMP Ltd	145	586
Berkshire Hathaway Inc*	117	23,192
Challenger Ltd/Australia	196	2,141
First Pacific Co Ltd/Hong Kong	2,000	1,359
Kinnevik AB	579	19,534
Mitsubishi UFJ Lease & Finance Co Ltd	100	596
ORIX Corp	300	5,073
Standard Life Aberdeen PLC	1,270	7,481
Wendel SA	119	20,613
		80,575
Diversified Telecommunication Services – 0.5%
AT&T Inc	2,751	106,959
BCE Inc	39	1,874
BT Group PLC	864	3,163
CenturyLink Inc	2,670	44,536
Deutsche Telekom AG	185	3,281
HKT Trust & HKT Ltd	6,000	7,652
Iliad SA	14	3,354
Koninklijke KPN NV	1,371	4,782
Nippon Telegraph & Telephone Corp	300	14,119
Orange SA	135	2,342
PCCW Ltd	9,000	5,226
Singapore Telecommunications Ltd	6,100	16,286
Spark New Zealand Ltd	2,331	5,993
Swisscom AG	28	14,887
Telefonica Deutschland Holding AG	186	934
Telefonica SA	247	2,405
Telenor ASA	233	4,993
Telia Co AB	434	1,933
TELUS Corp	10	379
TPG Telecom Ltd	420	2,152
Verizon Communications Inc	1,183	62,616
		309,866
Electric Utilities – 0.3%
Alliant Energy Corp	156	6,647
AusNet Services	2,912	4,105
Chubu Electric Power Co Inc	500	6,211
Chugoku Electric Power Co Inc	300	3,221
CK Infrastructure Holdings Ltd	500	4,292
CLP Holdings Ltd	2,000	20,467
Electricite de France SA	99	1,235
Emera Inc	656	24,522
Entergy Corp	67	5,453
Eversource Energy	139	8,782
FirstEnergy Corp	72	2,205
Fortum OYJ	644	12,747
HK Electric Investments & HK Electric Investments Ltd	5,500	5,033
Hydro One Ltd	764	13,617
Kansai Electric Power Co Inc	100	1,224
Kyushu Electric Power Co Inc	100	1,048

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electric Utilities – (continued)
PG&E Corp	70	$3,138
Pinnacle West Capital Corp	89	7,581
Red Electrica Corp SA	78	1,749
Southern Co	47	2,260
Terna Rete Elettrica Nazionale SpA	3,551	20,618
Tohoku Electric Power Co Inc	400	5,117
Xcel Energy Inc	182	8,756
		170,028
Electrical Equipment – 0.1%
AMETEK Inc	273	19,784
Emerson Electric Co	10	697
Mitsubishi Electric Corp	100	1,662
OSRAM Licht AG	24	2,149
Prysmian SpA	25	815
Rockwell Automation Inc	117	22,973
		48,080
Electronic Equipment, Instruments & Components – 0.1%
Alps Electric Co Ltd	100	2,846
Corning Inc	667	21,337
Hexagon AB	347	17,361
Hirose Electric Co Ltd	100	14,623
Hitachi High-Technologies Corp	100	4,218
Hitachi Ltd	1,000	7,780
Kyocera Corp	200	13,070
Nippon Electric Glass Co Ltd	100	3,818
Omron Corp	100	5,957
Shimadzu Corp	100	2,271
Yaskawa Electric Corp	100	4,370
Yokogawa Electric Corp	100	1,912
		99,563
Energy Equipment & Services – 0.2%
Baker Hughes a GE Co	822	26,008
Halliburton Co	854	41,735
Helmerich & Payne Inc	86	5,559
National Oilwell Varco Inc	287	10,338
Schlumberger Ltd	699	47,106
		130,746
Equity Real Estate Investment Trusts (REITs) – 0.3%
Alexandria Real Estate Equities Inc	62	8,097
American Tower Corp	4	571
Apartment Investment & Management Co	38	1,661
Ascendas Real Estate Investment Trust	1,100	2,237
Boston Properties Inc	32	4,161
CapitaLand Commercial Trust	1,100	1,587
CapitaLand Mall Trust	3,800	6,050
Crown Castle International Corp	32	3,552
Dexus	998	7,578
Duke Realty Corp	56	1,524
Essex Property Trust Inc	21	5,069
Extra Space Storage Inc	8	700
Federal Realty Investment Trust	36	4,781
Fonciere Des Regions	14	1,586
GGP Inc	38	889
H&R Real Estate Investment Trust	434	7,376
Hammerson PLC	271	2,000
ICADE	6	590
Iron Mountain Inc	24	906
Japan Prime Realty Investment Corp	1	3,178
Kimco Realty Corp	55	998

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Klepierre SA	42	$1,847
Land Securities Group PLC	132	1,790
Macerich Co	44	2,890
Mid-America Apartment Communities Inc	39	3,922
Nippon Building Fund Inc	8	39,145
Nippon Prologis REIT Inc	1	2,114
Nomura Real Estate Master Fund Inc	1	1,242
Prologis Inc	58	3,742
Realty Income Corp	203	11,575
Regency Centers Corp	42	2,906
SBA Communications Corp*	31	5,064
Simon Property Group Inc	18	3,091
SL Green Realty Corp	32	3,230
Suntec Real Estate Investment Trust	3,200	5,138
UDR Inc	209	8,051
Unibail-Rodamco SE	2	504
Vicinity Centres	2,929	6,222
Vornado Realty Trust	64	5,004
Weyerhaeuser Co	255	8,991
		181,559
Food & Staples Retailing – 0.3%
Aeon Co Ltd	100	1,689
Carrefour SA	323	6,989
Colruyt SA	105	5,461
Costco Wholesale Corp	78	14,517
George Weston Ltd	102	8,859
ICA Gruppen AB	195	7,078
J Sainsbury PLC	189	615
Loblaw Cos Ltd	180	9,771
Metro Inc	469	15,020
Seven & i Holdings Co Ltd	100	4,154
Sysco Corp	298	18,098
Tesco PLC	4,486	12,666
Wal-Mart Stores Inc	624	61,620
		166,537
Food Products – 0.7%
Archer-Daniels-Midland Co	315	12,625
Campbell Soup Co	125	6,014
Conagra Brands Inc	407	15,332
Danone SA	222	18,610
General Mills Inc	269	15,949
Hershey Co	803	91,149
Hormel Foods Corp	2,922	106,332
JM Smucker Co	171	21,245
Kellogg Co	859	58,395
Kerry Group PLC	267	29,940
Kraft Heinz Co	153	11,897
McCormick & Co Inc/MD	324	33,019
Mondelez International Inc	88	3,766
Nisshin Seifun Group Inc	100	2,016
Orkla ASA	1,021	10,827
Saputo Inc	74	2,660
Tyson Foods Inc	329	26,672
WH Group Ltd	2,500	2,818
Wilmar International Ltd	1,300	2,998
		472,264
Gas Utilities – 0%
APA Group	286	1,856
Gas Natural SDG SA	458	10,566

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Gas Utilities – (continued)
Osaka Gas Co Ltd	200	$3,850
Tokyo Gas Co Ltd	100	2,284
		18,556
Health Care Equipment & Supplies – 0.4%
Abbott Laboratories	71	4,052
Arjo AB*	1,608	4,591
Baxter International Inc	45	2,909
Boston Scientific Corp*	105	2,603
Cochlear Ltd	52	6,941
CYBERDYNE Inc*	200	3,447
Danaher Corp	388	36,014
Essilor International Cie Generale d'Optique SA	487	67,147
Getinge AB	1,486	21,479
Hoya Corp	100	4,997
IDEXX Laboratories Inc*	114	17,827
Koninklijke Philips NV	335	12,672
ResMed Inc	29	2,456
Smith & Nephew PLC	745	12,889
Sonova Holding AG	180	28,111
Straumann Holding AG	10	7,060
Sysmex Corp	100	7,875
Terumo Corp	200	9,451
Varian Medical Systems Inc*	216	24,008
Zimmer Biomet Holdings Inc	45	5,430
		281,959
Health Care Providers & Services – 0.2%
Anthem Inc	38	8,550
Fresenius Medical Care AG & Co KGaA	247	26,012
Fresenius SE & Co KGaA	383	29,817
Healthscope Ltd	3,436	5,621
Henry Schein Inc*	52	3,634
Laboratory Corp of America Holdings*	59	9,411
Medipal Holdings Corp	200	3,917
Patterson Cos Inc	188	6,792
Quest Diagnostics Inc	176	17,334
Ramsay Health Care Ltd	153	8,355
Suzuken Co Ltd/Aichi Japan	100	4,115
		123,558
Health Care Technology – 0.1%
Cerner Corp*	394	26,552
M3 Inc	200	7,003
		33,555
Hotels, Restaurants & Leisure – 0.3%
Accor SA	51	2,629
Chipotle Mexican Grill Inc*	78	22,544
Darden Restaurants Inc	124	11,906
Domino's Pizza Enterprises Ltd	94	3,423
Marriott International Inc/MD	240	32,575
McDonald's Corp	55	9,467
Merlin Entertainments PLC	3,091	15,107
MGM China Holdings Ltd	2,000	6,050
MGM Resorts International	219	7,312
Oriental Land Co Ltd/Japan	100	9,118
Sands China Ltd	1,600	8,235
Shangri-La Asia Ltd	2,000	4,521
SJM Holdings Ltd	3,000	2,680
Starbucks Corp	336	19,296
Wynn Macau Ltd	1,200	3,781

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Wynn Resorts Ltd	65	$10,958
		169,602
Household Durables – 0.3%
Barratt Developments PLC	444	3,879
Casio Computer Co Ltd	100	1,439
DR Horton Inc	55	2,809
Garmin Ltd	103	6,136
Leggett & Platt Inc	1,171	55,892
Lennar Corp	510	32,252
Newell Brands Inc	210	6,489
Nikon Corp	100	2,012
Panasonic Corp	300	4,394
SEB SA	11	2,038
Sekisui House Ltd	3,300	59,557
Techtronic Industries Co Ltd	500	3,259
		180,156
Household Products – 0.4%
Church & Dwight Co Inc	809	40,588
Clorox Co	435	64,702
Colgate-Palmolive Co	1,148	86,617
Kimberly-Clark Corp	597	72,034
Lion Corp	100	1,888
Procter & Gamble Co	33	3,032
Reckitt Benckiser Group PLC	148	13,822
Unicharm Corp	100	2,600
		285,283
Independent Power and Renewable Electricity Producers – 0%
Electric Power Development Co Ltd	100	2,695
Industrial Conglomerates – 0%
CK Hutchison Holdings Ltd	500	6,278
General Electric Co	450	7,852
Jardine Strategic Holdings Ltd	100	3,958
NWS Holdings Ltd	1,000	1,802
Roper Technologies Inc	29	7,511
Smiths Group PLC	119	2,380
		29,781
Information Technology Services – 0.7%
Alliance Data Systems Corp	35	8,872
Amadeus IT Group SA	343	24,685
Atos SE	105	15,282
Capgemini SA	15	1,775
CGI Group Inc*	530	28,803
Cognizant Technology Solutions Corp	91	6,463
CSRA Inc	731	21,872
Fidelity National Information Services Inc	1,683	158,353
Fiserv Inc*	260	34,094
Fujitsu Ltd	1,000	7,089
Gartner Inc*	301	37,068
Global Payments Inc	59	5,914
International Business Machines Corp	183	28,076
Mastercard Inc	43	6,508
Nomura Research Institute Ltd	100	4,646
NTT Data Corp	700	8,309
Paychex Inc	129	8,782
PayPal Holdings Inc*	219	16,123
Total System Services Inc	546	43,183
Visa Inc	149	16,989
Wirecard AG	25	2,791
		485,677

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – 0.4%
Aegon NV	183	$1,166
AIA Group Ltd	400	3,411
Allianz SE	25	5,725
American International Group Inc	670	39,919
Arthur J Gallagher & Co	380	24,046
Assurant Inc	10	1,008
Dai-ichi Life Holdings Inc	100	2,064
Direct Line Insurance Group PLC	694	3,576
Gjensidige Forsikring ASA	88	1,660
Hannover Rueck SE	12	1,506
Insurance Australia Group Ltd	1,436	8,095
Intact Financial Corp	62	5,179
Japan Post Holdings Co Ltd	100	1,146
Legal & General Group PLC	3,123	11,494
Loews Corp	548	27,416
Mapfre SA	3,063	9,819
Marsh & McLennan Cos Inc	133	10,825
MS&AD Insurance Group Holdings Inc	100	3,386
Poste Italiane SpA (144A)	4,685	35,267
Power Corp of Canada	110	2,833
Principal Financial Group Inc	38	2,681
RSA Insurance Group PLC	2,136	18,198
Sompo Holdings Inc	100	3,856
Swiss Life Holding AG*	23	8,143
T&D Holdings Inc	100	1,711
Tokio Marine Holdings Inc	100	4,565
Torchmark Corp	302	27,394
Unum Group	49	2,690
Willis Towers Watson PLC	96	14,466
		283,245
Internet & Direct Marketing Retail – 0.2%
Amazon.com Inc*	13	15,203
Expedia Inc	136	16,289
Netflix Inc*	23	4,415
Priceline Group Inc*	30	52,132
Start Today Co Ltd	200	6,083
TripAdvisor Inc*	426	14,680
		108,802
Internet Software & Services – 0.2%
Akamai Technologies Inc*	464	30,179
Alphabet Inc*	24	25,282
eBay Inc*	480	18,115
Facebook Inc*	9	1,588
Kakaku.com Inc	200	3,383
Mixi Inc	100	4,492
REA Group Ltd	67	3,999
Shopify Inc*	31	3,135
United Internet AG	40	2,751
VeriSign Inc*	55	6,294
Yahoo Japan Corp	400	1,835
		101,053
Leisure Products – 0%
Bandai Namco Holdings Inc	100	3,272
Hasbro Inc	176	15,997
Mattel Inc	400	6,152
Sega Sammy Holdings Inc	200	2,478
Yamaha Corp	100	3,668
		31,567

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Life Sciences Tools & Services – 0.2%
Agilent Technologies Inc	144	$9,644
Illumina Inc*	83	18,135
IQVIA Holdings Inc*	203	19,874
Lonza Group AG*	69	18,644
Mettler-Toledo International Inc*	41	25,400
PerkinElmer Inc	443	32,392
Waters Corp*	48	9,273
		133,362
Machinery – 0.2%
Alstom SA	42	1,743
ANDRITZ AG	264	14,906
Atlas Copco AB - A SHS	29	1,249
Caterpillar Inc	13	2,049
CNH Industrial NV	189	2,526
Cummins Inc	18	3,180
Deere & Co	73	11,425
Dover Corp	136	13,735
Fortive Corp	130	9,405
GEA Group AG	183	8,774
Hino Motors Ltd	100	1,297
IMI PLC	917	16,412
KION Group AG	23	1,984
Kone OYJ	122	6,546
Kubota Corp	200	3,917
Metso OYJ	83	2,831
Mitsubishi Heavy Industries Ltd	100	3,734
Parker-Hannifin Corp	7	1,397
Volvo AB	84	1,564
Weir Group PLC	73	2,084
Xylem Inc/NY	110	7,502
		118,260
Media – 0.6%
Axel Springer SE	159	12,387
CBS Corp	357	21,063
Charter Communications Inc*	132	44,347
Comcast Corp	432	17,302
Dentsu Inc	300	12,659
Discovery Communications Inc*	516	11,548
DISH Network Corp*	626	29,891
Interpublic Group of Cos Inc	975	19,656
ITV PLC	7,234	16,103
News Corp	1,025	16,615
Omnicom Group Inc	626	45,592
RTL Group SA	254	20,396
SES SA	188	2,929
Shaw Communications Inc	1,229	28,055
Telenet Group Holding NV*	305	21,232
Viacom Inc	338	10,414
Vivendi SA	474	12,744
Walt Disney Co	358	38,489
WPP PLC	672	12,176
		393,598
Metals & Mining – 0.3%
Agnico Eagle Mines Ltd	144	6,650
Anglo American PLC	226	4,723
Antofagasta PLC	928	12,579
ArcelorMittal*	121	3,918
Barrick Gold Corp	438	6,336
BHP Billiton PLC	706	14,448

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Metals & Mining – (continued)
Boliden AB	312	$10,632
Franco-Nevada Corp	49	3,917
Freeport-McMoRan Inc*	241	4,569
Glencore PLC*	1,517	7,980
Goldcorp Inc	1,053	13,431
JFE Holdings Inc	100	2,403
Kinross Gold Corp*	1,893	8,164
Kobe Steel Ltd*	200	1,856
Maruichi Steel Tube Ltd	100	2,926
Mitsubishi Materials Corp	100	3,561
Newmont Mining Corp	635	23,825
Nippon Steel & Sumitomo Metal Corp	100	2,567
Norsk Hydro ASA	1,928	14,581
Nucor Corp	35	2,225
Randgold Resources Ltd	41	4,067
Rio Tinto PLC	149	7,862
South32 Ltd	883	2,400
Sumitomo Metal Mining Co Ltd	100	4,588
Teck Resources Ltd	87	2,275
thyssenkrupp AG	229	6,649
		179,132
Multiline Retail – 0.1%
Dollar General Corp	34	3,162
Dollarama Inc	70	8,747
Isetan Mitsukoshi Holdings Ltd	200	2,472
J Front Retailing Co Ltd	200	3,763
Kohl's Corp	76	4,121
Marks & Spencer Group PLC	1,151	4,881
Marui Group Co Ltd	100	1,827
Nordstrom Inc	266	12,603
Target Corp	154	10,048
		51,624
Multi-Utilities – 0.1%
Ameren Corp	117	6,902
Atco Ltd/Canada	147	5,263
Canadian Utilities Ltd	1,046	31,135
CenterPoint Energy Inc	197	5,587
Centrica PLC	3,383	6,263
CMS Energy Corp	198	9,365
DTE Energy Co	80	8,757
E.ON SE	176	1,908
Innogy SE (144A)	148	5,767
Public Service Enterprise Group Inc	12	618
RWE AG	89	1,815
Sempra Energy	67	7,164
Suez	14	246
WEC Energy Group Inc	37	2,458
		93,248
Oil, Gas & Consumable Fuels – 1.1%
AltaGas Ltd	2,514	57,249
Anadarko Petroleum Corp	495	26,552
Andeavor	66	7,546
Apache Corp	254	10,724
ARC Resources Ltd	1,130	13,262
BP PLC	2,971	20,949
Cabot Oil & Gas Corp	1,871	53,511
Caltex Australia Ltd	81	2,148
Cameco Corp	725	6,697
Cenovus Energy Inc	578	5,280

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Chevron Corp	205	$25,664
Cimarex Energy Co	111	13,543
ConocoPhillips	300	16,467
Crescent Point Energy Corp	574	4,375
Devon Energy Corp	459	19,003
Enagas SA	176	5,034
Enbridge Inc	310	12,126
Encana Corp	57	761
Eni SpA	1,770	29,267
EOG Resources Inc	392	42,301
EQT Corp	734	41,779
Exxon Mobil Corp	291	24,339
Hess Corp	39	1,851
Husky Energy Inc*	271	3,827
Inpex Corp	200	2,503
JXTG Holdings Inc	300	1,939
Kinder Morgan Inc/DE	3,002	54,246
Koninklijke Vopak NV	227	9,956
Lundin Petroleum AB*	282	6,454
Marathon Oil Corp	673	11,394
Marathon Petroleum Corp	210	13,856
Neste Oyj	37	2,368
Newfield Exploration Co*	63	1,986
Noble Energy Inc	706	20,573
Occidental Petroleum Corp	344	25,339
Oil Search Ltd	505	3,071
OMV AG	68	4,308
ONEOK Inc	341	18,226
Origin Energy Ltd*	166	1,221
Phillips 66	34	3,439
Pioneer Natural Resources Co	57	9,852
PrairieSky Royalty Ltd	81	2,066
Range Resources Corp	1,440	24,566
Santos Ltd*	194	823
Statoil ASA	738	15,793
TOTAL SA	151	8,330
TransCanada Corp	116	5,647
Valero Energy Corp	266	24,448
Williams Cos Inc	308	9,391
Woodside Petroleum Ltd	61	1,576
		727,626
Paper & Forest Products – 0%
UPM-Kymmene OYJ	51	1,582
Personal Products – 0%
Beiersdorf AG	27	3,164
Estee Lauder Cos Inc	97	12,342
		15,506
Pharmaceuticals – 0.7%
Allergan PLC	95	15,540
Astellas Pharma Inc	600	7,622
AstraZeneca PLC	807	55,368
Bayer AG	301	37,432
Bristol-Myers Squibb Co	299	18,323
Daiichi Sankyo Co Ltd	200	5,210
Eisai Co Ltd	100	5,663
GlaxoSmithKline PLC	1,888	33,388
Johnson & Johnson	115	16,068
Kyowa Hakko Kirin Co Ltd	100	1,932
Merck & Co Inc	201	11,310

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Merck KGaA	330	$35,533
Mitsubishi Tanabe Pharma Corp	200	4,123
Otsuka Holdings Co Ltd	100	4,380
Perrigo Co PLC	37	3,225
Pfizer Inc	1,180	42,740
Roche Holding AG	397	100,444
Santen Pharmaceutical Co Ltd	200	3,140
Shionogi & Co Ltd	100	5,407
Sumitomo Dainippon Pharma Co Ltd	200	2,973
Takeda Pharmaceutical Co Ltd	500	28,312
UCB SA	76	6,022
Zoetis Inc	248	17,866
		462,021
Professional Services – 0.1%
Bureau Veritas SA	177	4,839
Equifax Inc	53	6,250
IHS Markit Ltd*	150	6,772
Randstad Holding NV	30	1,840
Recruit Holdings Co Ltd	100	2,484
RELX PLC	314	7,355
Verisk Analytics Inc*	91	8,736
		38,276
Real Estate Management & Development – 0.1%
CapitaLand Ltd	600	1,581
CBRE Group Inc*	67	2,902
City Developments Ltd	100	930
Daiwa House Industry Co Ltd	100	3,842
Hang Lung Properties Ltd	1,000	2,440
Henderson Land Development Co Ltd	1,000	6,591
Hongkong Land Holdings Ltd	300	2,112
Hulic Co Ltd	100	1,120
Mitsubishi Estate Co Ltd	300	5,213
Mitsui Fudosan Co Ltd	100	2,242
New World Development Co Ltd	4,000	6,010
Swire Pacific Ltd	1,000	9,256
Swire Properties Ltd	600	1,935
Swiss Prime Site AG*	10	923
Tokyu Fudosan Holdings Corp	300	2,168
UOL Group Ltd	200	1,326
Vonovia SE	56	2,772
Wharf Holdings Ltd	2,000	6,916
		60,279
Road & Rail – 0.1%
Central Japan Railway Co	100	17,899
ComfortDelGro Corp Ltd	1,900	2,810
East Japan Railway Co	100	9,750
JB Hunt Transport Services Inc	34	3,909
Norfolk Southern Corp	12	1,739
Union Pacific Corp	64	8,582
West Japan Railway Co	100	7,296
		51,985
Semiconductor & Semiconductor Equipment – 0.3%
Advanced Micro Devices Inc*	1,707	17,548
Analog Devices Inc	347	30,893
Applied Materials Inc	87	4,447
ASM Pacific Technology Ltd	400	5,564
ASML Holding NV	10	1,735
Broadcom Ltd	49	12,588
Infineon Technologies AG	565	15,430

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Intel Corp	416	$19,203
KLA-Tencor Corp	11	1,156
Microchip Technology Inc	119	10,458
Micron Technology Inc*	162	6,661
NVIDIA Corp	75	14,512
Qorvo Inc*	204	13,586
Skyworks Solutions Inc	12	1,139
STMicroelectronics NV	219	4,755
Texas Instruments Inc	8	836
Xilinx Inc	454	30,609
		191,120
Software – 0.5%
Activision Blizzard Inc	16	1,013
Adobe Systems Inc*	32	5,608
ANSYS Inc*	194	28,632
Cadence Design Systems Inc*	1,204	50,351
Dassault Systemes SE	81	8,602
Electronic Arts Inc*	94	9,876
Intuit Inc	162	25,560
LINE Corp*	100	4,090
Microsoft Corp	277	23,695
Nexon Co Ltd*	100	2,906
Open Text Corp	405	14,408
Oracle Corp	681	32,198
Oracle Corp Japan	200	16,586
Red Hat Inc*	12	1,441
Sage Group PLC	3,295	35,401
salesforce.com Inc*	79	8,076
Symantec Corp	670	18,800
Synopsys Inc*	471	40,148
Ubisoft Entertainment SA*	161	12,386
		339,777
Specialty Retail – 0.3%
Advance Auto Parts Inc	86	8,573
AutoZone Inc*	37	26,321
CarMax Inc*	104	6,670
Dufry AG*	120	17,846
Foot Locker Inc	191	8,954
Hennes & Mauritz AB	200	4,123
Home Depot Inc	121	22,933
Industria de Diseno Textil SA	81	2,817
Kingfisher PLC	2,627	11,974
L Brands Inc	91	5,480
O'Reilly Automotive Inc*	27	6,495
Ross Stores Inc	89	7,142
Signet Jewelers Ltd	86	4,863
Tiffany & Co	57	5,925
TJX Cos Inc	197	15,063
Tractor Supply Co	277	20,706
Ulta Beauty Inc*	30	6,710
Yamada Denki Co Ltd	1,200	6,604
		189,199
Technology Hardware, Storage & Peripherals – 0.2%
Apple Inc	143	24,200
BlackBerry Ltd*	858	9,585
Brother Industries Ltd	100	2,469
Canon Inc	100	3,725
FUJIFILM Holdings Corp	600	24,499
HP Inc	847	17,795

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – (continued)
Konica Minolta Inc	100	$963
NEC Corp	200	5,398
NetApp Inc	56	3,098
Ricoh Co Ltd	700	6,507
Seagate Technology PLC	156	6,527
Western Digital Corp	94	7,476
		112,242
Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	49	9,780
Asics Corp	200	3,190
Hanesbrands Inc	942	19,697
Hermes International	41	21,944
Luxottica Group SpA	167	10,233
Michael Kors Holdings Ltd*	148	9,317
NIKE Inc	450	28,147
PVH Corp	100	13,721
Ralph Lauren Corp	129	13,376
Tapestry Inc	513	22,690
Under Armour Inc*	1,522	21,962
Yue Yuen Industrial Holdings Ltd	500	1,962
		176,019
Tobacco – 0%
Imperial Brands PLC	210	8,973
Japan Tobacco Inc	300	9,664
Swedish Match AB	7	276
		18,913
Trading Companies & Distributors – 0.1%
Brenntag AG	93	5,866
Bunzl PLC	336	9,393
Ferguson PLC	82	5,866
ITOCHU Corp	800	14,939
Marubeni Corp	300	2,179
Mitsubishi Corp	100	2,764
Mitsui & Co Ltd	200	3,249
Travis Perkins PLC	77	1,628
		45,884
Transportation Infrastructure – 0%
Aeroports de Paris	105	19,946
Auckland International Airport Ltd	454	2,083
Getlink SE	69	887
		22,916
Water Utilities – 0%
American Water Works Co Inc	69	6,313
Severn Trent PLC	554	16,161
United Utilities Group PLC	979	10,955
		33,429
Wireless Telecommunication Services – 0.1%
KDDI Corp	100	2,490
Millicom International Cellular SA (SDR)	24	1,621
NTT DOCOMO Inc	1,000	23,625
Rogers Communications Inc	237	12,078
StarHub Ltd	3,600	7,673
Vodafone Group PLC	1,660	5,243
		52,730
Total Common Stocks (cost $9,080,188)		9,574,793
Preferred Stocks – 0%
Automobiles – 0%
Porsche Automobil Holding SE (cost $9,487)	114	9,540

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Investment Companies – 82.1%
Exchange-Traded Funds (ETFs) – 82.1%
iShares 20+ Year Treasury Bond	1,006	$127,621
iShares 7-10 Year Treasury Bond	2,253	237,849
iShares Agency Bond	2,203	249,142
iShares Currency Hedged MSCI Japan	70,770	2,359,472
iShares iBoxx $ High Yield Corporate Bond	7,740	675,392
iShares iBoxx $ Investment Grade Corporate Bond	1,622	197,170
iShares MSCI Canada	14,347	425,245
iShares MSCI Europe Financials	8,060	187,879
iShares MSCI Hong Kong	10,097	256,666
iShares MSCI Japan	23,535	1,410,453
iShares MSCI Spain Index Fund (ETF)	32,549	1,066,631
PowerShares QQQ Trust Series 1	14,041	2,187,026
Vanguard Consumer Staples ETF	4,986	728,155
Vanguard Financials	38,214	2,676,509
Vanguard FTSE All World ex-US Small-Cap†	25,184	3,002,688
Vanguard FTSE All-World ex-US ETF	97,914	5,357,854
Vanguard FTSE Emerging Markets	92,876	4,263,937
Vanguard FTSE Europe†	42,420	2,509,143
Vanguard FTSE Pacific†	29,214	2,129,701
Vanguard Growth	8,656	1,217,466
Vanguard High Dividend Yield	11,910	1,019,853
Vanguard Industrials	18,107	2,577,894
Vanguard Information Technology	9,908	1,632,145
Vanguard International High Dividend Yield	21,230	1,425,382
Vanguard Materials	3,210	438,807
Vanguard Mid-Cap†	16,034	2,481,743
Vanguard Mortgage-Backed Securities	4,539	238,025
Vanguard S&P 500	10,374	2,544,638
Vanguard Small-Cap	37,856	5,595,117
Vanguard Small-Cap Value	16,926	2,247,434
Vanguard Total International Bond	6,867	373,359
Vanguard Value†	24,717	2,627,911
Total Investment Companies (cost $50,720,537)		54,468,307
U.S. Government Agency Notes – 3.0%
Federal Home Loan Bank Discount Notes:
0%, 1/2/18◊ (cost $1,999,833)	$2,000,000	2,000,000
Total Investments (total cost $61,810,045) – 99.5%		66,052,640
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		333,994
Net Assets – 100%		$66,386,634

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$57,982,027	87.8%
Japan	4,657,990	7.1
Canada	885,514	1.3
United Kingdom	580,365	0.9
Germany	418,066	0.6
France	293,601	0.4
Switzerland	247,925	0.4
Sweden	155,622	0.2
Hong Kong	155,268	0.2
Australia	130,434	0.2
Italy	123,927	0.2
Spain	95,819	0.1
Netherlands	78,482	0.1
Singapore	60,354	0.1
Norway	52,387	0.1
Belgium	39,295	0.1
Finland	38,334	0.1
Ireland	29,940	0.1
Austria	19,214	0.0
New Zealand	8,076	0.0

Total	$66,052,640	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	2/8/18	(303,500)	$408,092	$(2,143)
Canadian Dollar	2/8/18	(472,500)	367,628	(8,568)
Euro	2/8/18	(1,588,675)	1,881,700	(28,822)
Japanese Yen	2/8/18	(118,305,000)	1,053,810	1,571

				(37,962)
Citibank NA:
Japanese Yen	2/1/18	(25,495,000)	228,607	1,917
HSBC Securities (USA), Inc.:
Swiss Franc	2/8/18	(271,000)	274,494	(4,535)
Total				$(40,580)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 3,488

Liability Derivatives:
Forward foreign currency exchange contracts	$ 44,068

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$(217,236)	$ -	$(217,236)
Purchased options contracts	-	(84,943)	(84,943)
Written options contracts	-	86,713	86,713

Total	$(217,236)	$ 1,770	$(215,466)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ 25,660	$ -	$ 25,660

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Forward foreign currency exchange contracts, sold	$ 5,343,899
Purchased options contracts, put	69,299
Written options contracts, put	30,966

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

Adaptive Global Allocation 60/40 Index

Adaptive Global Allocation 60/40 Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (Hedged) (40%).

Adaptive Global Allocation 70/30 Index

Adaptive Global Allocation 70/30 Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (70%) and the Bloomberg Barclays Global Aggregate Bond Index (Hedged) (30%).

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

PLC	Public Limited Company
SDR	Swedish Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $41,034, which represents 0.1% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $6,297,949.

◊	Zero coupon bond.

26	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$56,236	$13,595	$-
Airlines	9,924	15,757	-
Auto Components	24,302	57,791	-
Automobiles	184,082	89,776	-
Banks	102,025	186,895	-
Beverages	187,922	26,879	-
Biotechnology	95,139	34,595	-
Building Products	41,779	16,662	-
Capital Markets	154,483	132,073	-
Chemicals	98,603	296,945	-
Commercial Services & Supplies	28,333	16,548	-
Communications Equipment	78,691	14,046	-
Construction & Engineering	15,112	23,081	-
Construction Materials	7,559	10,877	-
Consumer Finance	37,276	9,471	-
Containers & Packaging	47,727	38,830	-
Distributors	83,751	3,040	-
Diversified Financial Services	23,192	57,383	-
Diversified Telecommunication Services	214,111	95,755	-
Electric Utilities	44,822	125,206	-
Electrical Equipment	43,454	4,626	-
Electronic Equipment, Instruments & Components	21,337	78,226	-
Equity Real Estate Investment Trusts (REITs)	91,375	90,184	-
Food & Staples Retailing	94,235	72,302	-
Food Products	402,395	69,869	-
Gas Utilities	-	18,556	-
Health Care Equipment & Supplies	95,299	186,660	-
Health Care Providers & Services	45,721	77,837	-
Health Care Technology	26,552	7,003	-
Hotels, Restaurants & Leisure	114,058	55,544	-
Household Durables	103,578	76,578	-
Household Products	266,973	18,310	-
Independent Power and Renewable Electricity Producers	-	2,695	-
Industrial Conglomerates	19,321	10,460	-
Information Technology Services	392,297	93,380	-
Insurance	150,445	132,800	-
Internet & Direct Marketing Retail	102,719	6,083	-
Internet Software & Services	81,458	19,595	-
Leisure Products	22,149	9,418	-
Life Sciences Tools & Services	114,718	18,644	-
Machinery	48,693	69,567	-
Media	254,917	138,681	-
Metals & Mining	30,619	148,513	-

Janus Investment Fund	27

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs
Multiline Retail	$29,934	$21,690	$-
Multi-Utilities	40,851	52,397	-
Oil, Gas & Consumable Fuels	500,596	227,030	-
Paper & Forest Products	-	1,582	-
Personal Products	12,342	3,164	-
Pharmaceuticals	125,072	336,949	-
Professional Services	21,758	16,518	-
Real Estate Management & Development	5,014	55,265	-
Road & Rail	14,230	37,755	-
Semiconductor & Semiconductor Equipment	163,636	27,484	-
Software	245,398	94,379	-
Specialty Retail	145,835	43,364	-
Technology Hardware, Storage & Peripherals	59,096	53,146	-
Textiles, Apparel & Luxury Goods	128,910	47,109	-
Tobacco	-	18,913	-
Trading Companies & Distributors	-	45,884	-
Transportation Infrastructure	-	22,916	-
Water Utilities	6,313	27,116	-
Wireless Telecommunication Services	-	52,730	-
All Other	162,299	-	-
Preferred Stocks	-	9,540	-
Investment Companies	54,468,307	-	-
U.S. Government Agency Notes	-	2,000,000	-
Total Investments in Securities	$60,186,973	$5,865,667	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	3,488	-
Total Assets	$60,186,973	$5,869,155	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$44,068	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

28	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$66,052,640
Cash	428,166
Forward foreign currency exchange contracts	3,488
Non-interested Trustees' deferred compensation	1,269
Receivables:
Fund shares sold	100,637
Dividends	25,128
Foreign tax reclaims	5,898
Investments sold	3,336
Other assets	828
Total Assets	66,621,390
Liabilities:
Forward foreign currency exchange contracts	44,068
Payables:	—
Fund shares repurchased	107,783
Professional fees	23,029
Custodian fees	22,885
Advisory fees	10,195
Accounting systems fees	8,831
Transfer agent fees and expenses	2,875
12b-1 Distribution and shareholder servicing fees	1,777
Non-interested Trustees' deferred compensation fees	1,269
Fund administration fees	449
Non-interested Trustees' fees and expenses	445
Accrued expenses and other payables	11,150
Total Liabilities	234,756
Net Assets	$66,386,634

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$61,921,927
Undistributed net investment income/(loss)	(377,334)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	639,727
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,202,314
Total Net Assets	$66,386,634
Net Assets - Class A Shares	$796,935
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	75,135
Net Asset Value Per Share(2)	$10.61
Maximum Offering Price Per Share(3)	$11.26
Net Assets - Class C Shares	$1,527,313
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	144,625
Net Asset Value Per Share(2)	$10.56
Net Assets - Class D Shares	$2,144,628
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	202,367
Net Asset Value Per Share	$10.60
Net Assets - Class I Shares	$4,309,964
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	405,880
Net Asset Value Per Share	$10.62
Net Assets - Class N Shares	$53,757,712
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,064,071
Net Asset Value Per Share	$10.62
Net Assets - Class S Shares	$1,293,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	121,966
Net Asset Value Per Share	$10.60
Net Assets - Class T Shares	$2,557,081
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	241,252
Net Asset Value Per Share	$10.60

(1) Includes cost of $61,810,045.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

30	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends	$817,467
Interest	3,523
Other income	45
Foreign tax withheld	(6,199)
Total Investment Income	814,836
Expenses:
Advisory fees	235,622
12b-1Distribution and shareholder servicing fees:
Class A Shares	965
Class C Shares	6,660
Class S Shares	1,541
Transfer agent administrative fees and expenses:
Class D Shares	1,103
Class S Shares	1,541
Class T Shares	3,053
Transfer agent networking and omnibus fees:
Class A Shares	19
Class C Shares	17
Class I Shares	2,045
Other transfer agent fees and expenses:
Class A Shares	44
Class C Shares	63
Class D Shares	143
Class I Shares	110
Class N Shares	852
Class S Shares	11
Class T Shares	25
Custodian fees	79,241
Registration fees	44,541
Professional fees	29,827
Shareholder reports expense	9,079
Fund administration fees	2,533
Non-interested Trustees’ fees and expenses	1,039
Other expenses	7,989
Total Expenses	428,063
Less: Excess Expense Reimbursement and Waivers	(171,678)
Net Expenses	256,385
Net Investment Income/(Loss)	558,451
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,830,072
Purchased options contracts	(84,943)
Forward foreign currency exchange contracts	(217,236)
Written options contracts	86,713
Total Net Realized Gain/(Loss) on Investments	2,614,606
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,752,094
Forward foreign currency exchange contracts	25,660
Total Change in Unrealized Net Appreciation/Depreciation	1,777,754
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,950,811

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$558,451	$562,650
Net realized gain/(loss) on investments	2,614,606	4,303,273
Change in unrealized net appreciation/depreciation	1,777,754	1,595,291
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,950,811	6,461,214
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(12,386)	(5,289)
Class C Shares	(15,309)	(1,847)
Class D Shares	(34,259)	(13,395)
Class I Shares	(74,095)	(12,820)
Class N Shares	(959,456)	(544,951)
Class S Shares	(18,359)	(8,556)
Class T Shares	(42,761)	(11,892)
Total Dividends from Net Investment Income	(1,156,625)	(598,750)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(42,830)	—
Class C Shares	(83,298)	—
Class D Shares	(110,002)	—
Class I Shares	(229,169)	—
Class N Shares	(2,889,637)	—
Class S Shares	(69,088)	—
Class T Shares	(138,227)	—
Total Distributions from Net Realized Gain from Investment Transactions	(3,562,251)	—
Net Decrease from Dividends and Distributions to Shareholders	(4,718,876)	(598,750)
Capital Share Transactions:
Class A Shares	49,346	108,044
Class C Shares	302,253	61,795
Class D Shares	525,413	179,662
Class I Shares	(322,992)	3,267,488
Class N Shares	4,778,777	(4,666,016)
Class S Shares	102,014	8,507
Class T Shares	256,457	1,085,345
Net Increase/(Decrease) from Capital Share Transactions	5,691,268	44,825
Net Increase/(Decrease) in Net Assets	5,923,203	5,907,289
Net Assets:
Beginning of period	60,463,431	54,556,142
End of period	$66,386,634	$60,463,431

Undistributed Net Investment Income/(Loss)	$(377,334)	$220,840

See Notes to Financial Statements.

32	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016		2015
Net Asset Value, Beginning of Period	$10.55	$9.49	$9.69		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.09	0.05		0.01
Net realized and unrealized gain/(loss)	0.78	1.06	(0.23)		(0.32)
Total from Investment Operations	0.86	1.15	(0.18)		(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.09)	(0.02)		—
Distributions (from capital gains)	(0.62)	—	—		—
Total Dividends and Distributions	(0.80)	(0.09)	(0.02)		—
Net Asset Value, End of Period	$10.61	$10.55	$9.49		$9.69
Total Return*	8.11%	12.17%	(1.85)%		(3.10)%
Net Assets, End of Period (in thousands)	$797	$743	$571		$485
Average Net Assets for the Period (in thousands)	$770	$609	$530		$496
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.52%	1.54%		13.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.07%	1.09%		1.07%
Ratio of Net Investment Income/(Loss)	1.54%	0.86%	0.55%		5.04%
Portfolio Turnover Rate	238%	302%(2)	122%		10%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015
Net Asset Value, Beginning of Period	$10.48	$9.44	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.01	(0.01)	0.01
Net realized and unrealized gain/(loss)	0.76	1.05	(0.23)	(0.32)
Total from Investment Operations	0.81	1.06	(0.24)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.02)	(0.01)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.73)	(0.02)	(0.01)	—
Net Asset Value, End of Period	$10.56	$10.48	$9.44	$9.69
Total Return*	7.72%	11.21%	(2.52)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,527	$1,225	$1,046	$24
Average Net Assets for the Period (in thousands)	$1,326	$1,112	$827	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.30%	2.27%	2.29%	14.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.77%	1.83%	1.84%	1.82%
Ratio of Net Investment Income/(Loss)	0.87%	0.05%	(0.06)%	4.29%
Portfolio Turnover Rate	238%	302%(2)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.54	$9.49	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.09	0.06	0.01
Net realized and unrealized gain/(loss)	0.78	1.05	(0.25)	(0.31)
Total from Investment Operations	0.87	1.14	(0.19)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.09)	(0.02)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.81)	(0.09)	(0.02)	—
Net Asset Value, End of Period	$10.60	$10.54	$9.49	$9.70
Total Return*	8.24%	12.13%	(1.93)%	(3.00)%
Net Assets, End of Period (in thousands)	$2,145	$1,619	$1,285	$102
Average Net Assets for the Period (in thousands)	$1,829	$1,435	$973	$64
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%	2.01%	2.59%	20.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.96%	1.10%	0.98%
Ratio of Net Investment Income/(Loss)	1.73%	0.94%	0.69%	5.03%
Portfolio Turnover Rate	238%	302%(3)	122%	10%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015
Net Asset Value, Beginning of Period	$10.57	$9.51	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.17	0.09	0.01
Net realized and unrealized gain/(loss)	0.78	1.00	(0.24)	(0.32)
Total from Investment Operations	0.87	1.17	(0.15)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.11)	(0.03)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.82)	(0.11)	(0.03)	—
Net Asset Value, End of Period	$10.62	$10.57	$9.51	$9.69
Total Return*	8.20%	12.42%	(1.55)%	(3.10)%
Net Assets, End of Period (in thousands)	$4,310	$4,596	$1,090	$48
Average Net Assets for the Period (in thousands)	$4,328	$1,802	$854	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.40%	1.28%	13.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.80%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	1.67%	1.69%	0.94%	5.29%
Portfolio Turnover Rate	238%	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

34	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.56	$9.51	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.10	0.07	0.01
Net realized and unrealized gain/(loss)	0.78	1.06	(0.23)	(0.31)
Total from Investment Operations	0.88	1.16	(0.16)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.11)	(0.03)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.82)	(0.11)	(0.03)	—
Net Asset Value, End of Period	$10.62	$10.56	$9.51	$9.70
Total Return*	8.25%	12.43%	(1.65)%	(3.00)%
Net Assets, End of Period (in thousands)	$53,758	$48,806	$48,423	$53,702
Average Net Assets for the Period (in thousands)	$50,701	$48,134	$49,786	$9,234
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.24%	1.27%	67.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.81%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	1.82%	1.03%	0.73%	6.84%
Portfolio Turnover Rate	238%	302%(3)	122%	10%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.53	$9.48	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.07	0.05	0.01
Net realized and unrealized gain/(loss)	0.77	1.06	(0.24)	(0.32)
Total from Investment Operations	0.85	1.13	(0.19)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.08)	(0.02)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.78)	(0.08)	(0.02)	—
Net Asset Value, End of Period	$10.60	$10.53	$9.48	$9.69
Total Return*	8.08%	11.95%	(1.99)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,293	$1,183	$1,057	$24
Average Net Assets for the Period (in thousands)	$1,229	$1,110	$831	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	1.75%	1.78%	13.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.17%	1.24%	1.32%
Ratio of Net Investment Income/(Loss)	1.43%	0.70%	0.53%	4.79%
Portfolio Turnover Rate	238%	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.55	$9.50	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.09	0.07	0.01
Net realized and unrealized gain/(loss)	0.77	1.06	(0.24)	(0.32)
Total from Investment Operations	0.86	1.15	(0.17)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.10)	(0.02)	—
Distributions (from capital gains)	(0.62)	—	—	—
Total Dividends and Distributions	(0.81)	(0.10)	(0.02)	—
Net Asset Value, End of Period	$10.60	$10.55	$9.50	$9.69
Total Return*	8.13%	12.17%	(1.72)%	(3.10)%
Net Assets, End of Period (in thousands)	$2,557	$2,291	$1,085	$48
Average Net Assets for the Period (in thousands)	$2,433	$1,204	$856	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.51%	1.53%	13.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	1.00%	1.07%
Ratio of Net Investment Income/(Loss)	1.64%	0.95%	0.77%	5.04%
Portfolio Turnover Rate	238%	302%(3)	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

36	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Janus Investment Fund	37

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments

38	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $5,902,341 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

Janus Investment Fund	39

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

40	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Janus Investment Fund	41

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.There were no purchased or written options held at December 31, 2017.

42	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	43

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

44	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$1,571	$(1,571)	$—	$—
Citibank NA	1,917	—	—	1,917

Total	$3,488	$(1,571)	$—	$1,917
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$39,533	$(1,571)	$—	$37,962
HSBC Securities (USA), Inc.	4,535	—	—	4,535

Total	$44,068	$(1,571)	$—	$42,497
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such

Janus Investment Fund	45

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.71% of the Fund’s average daily net assets. In addition, Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2018) was 0.82%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended December 31, 2017, Janus Capital reimbursed the Fund $171,678 of fees and expenses that are eligible for recoupment. As of December 31, 2017, the aggregate amount of recoupment that may potentially be made to Janus Capital is $816,010. The recoupment of such reimbursements expires June 23, 2018.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

46	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred

Janus Investment Fund	47

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $232.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $2,620.

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	72%	1%
Class C Shares	82	2
Class D Shares	64	2
Class I Shares	30	2
Class N Shares	98	79
Class S Shares	98	2
Class T Shares	51	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

48	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 62,048,533	$ 4,162,561	$ (158,454)	$ 4,004,107

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 3,488	$ (44,068)	$ (40,580)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	49

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,508	$ 38,775	10,099	$ 106,444
Reinvested dividends and distributions	5,219	55,216	540	5,289
Shares repurchased	(4,075)	(44,645)	(350)	(3,689)
Net Increase/(Decrease)	4,652	$ 49,346	10,289	$ 108,044
Class C Shares:
Shares sold	18,571	$ 205,287	7,963	$ 80,428
Reinvested dividends and distributions	9,356	98,607	189	1,847
Shares repurchased	(156)	(1,641)	(2,086)	(20,480)
Net Increase/(Decrease)	27,771	$ 302,253	6,066	$ 61,795
Class D Shares:
Shares sold	37,849	$ 410,903	38,178	$ 379,076
Reinvested dividends and distributions	13,642	144,192	1,369	13,386
Shares repurchased	(2,689)	(29,682)	(21,398)	(212,800)
Net Increase/(Decrease)	48,802	$ 525,413	18,149	$ 179,662
Class I Shares:
Shares sold	44,309	$ 482,975	342,781	$ 3,504,650
Reinvested dividends and distributions	28,637	303,264	1,308	12,820
Shares repurchased	(101,925)	(1,109,231)	(23,808)	(249,982)
Net Increase/(Decrease)	(28,979)	$ (322,992)	320,281	$ 3,267,488
Class N Shares:
Shares sold	240,847	$2,675,631	82,790	$ 825,703
Reinvested dividends and distributions	363,465	3,849,093	55,607	544,951
Shares repurchased	(159,959)	(1,745,947)	(610,500)	(6,036,670)
Net Increase/(Decrease)	444,353	$4,778,777	(472,103)	$(4,666,016)
Class S Shares:
Shares sold	1,412	$ 15,000	-	$ -
Reinvested dividends and distributions	8,273	87,447	875	8,556
Shares repurchased	(41)	(433)	(6)	(49)
Net Increase/(Decrease)	9,644	$ 102,014	869	$ 8,507
Class T Shares:
Shares sold	11,522	$ 127,354	103,305	$ 1,088,835
Reinvested dividends and distributions	17,123	180,988	1,215	11,892
Shares repurchased	(4,633)	(51,885)	(1,559)	(15,382)
Net Increase/(Decrease)	24,012	$ 256,457	102,961	$ 1,085,345

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$147,591,127	$ 148,253,241	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	67

Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

68	DECEMBER 31, 2017

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage1

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93059 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson All Asset Fund (formerly named Henderson All Asset Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson All Asset Fund

Janus Henderson All Asset Fund (unaudited)

FUND SNAPSHOT

All Asset Fund is a global, multi-asset portfolio that has the ability to invest in a broad range of both traditional and alternative asset classes. The Fund is managed with an active approach to asset allocation, allowing the manager maximum flexibility to make strategic and tactical decisions.

Paul O’Connor portfolio manager

PERFORMANCE

The Janus Henderson All Asset Fund’s Class I Shares generated a positive absolute return of 5.50% over the 6-month period from July 1, 2017 to December 31, 2017. The Fund’s primary benchmark of 3-Month USD LIBOR returned 0.61% and its secondary benchmark, the MSCI World Index, returned 10.61%. Since inception in 2012, the Fund has returned 4.66% annualized.

INVESTMENT ENVIRONMENT

The six months to the end of December 2017 were characterized by strong credit and equity markets against a backdrop of good macroeconomic momentum. Geopolitics generated headlines but had little investment impact in the end as volatility in equity markets dropped to historic lows.

Developments in North Korea dominated the headlines in August following missile launches and nuclear tests. However, these events didn’t have a lasting influence on financial markets and investors quickly moved on to other topics. There were plenty to focus on. In Japan, market sentiment was boosted by Prime Minister Abe’s significant victory in the snap elections, reaffirming his mandate to pull the Japanese economy out of stagnation. European equity markets had a tougher time, however, as a declaration of independence from Spain by Catalonia and a setback for Chancellor Merkel in the German election brought back some political instability in the eurozone. However, the year ended with a strong rally in many markets as U.S. tax reform was finally passed and is now expected to boost both corporate earnings and U.S. growth, at least in the near term.

U.S. equity markets slightly outperformed international markets over the period, although regions such as Japan and emerging markets produced particularly strong returns. The S&P 500® continued to hit new highs throughout the second half of 2017, led by very strong performance from the technology sector. International equity exposure received a boost from weakness in the U.S. dollar.

In U.S. Treasurys, longer-maturity bonds outperformed their shorter-dated equivalents as yields fell modestly for 30-year maturity debt. Two-year yields continued to be pushed higher by interest rate increases by the Federal Reserve, which expects to raise interest rates a further three times in 2018. However, the board remains split between those worried about future weakness in inflation and those that believe that tax reform may spur stronger growth and therefore inflation.

Corporate bonds benefited from falling credit spreads for both investment-grade and high-yield bonds as investors continued to look for yield. Similarly, emerging market debt gained from lower credit spreads but also from the weakness in the U.S. dollar, which supported local currency bonds.

Gold performed well in the commodities space due to weakness in the greenback to finish a strong year for the precious metal. Oil also rose strongly over the period as U.S. inventories dropped and geopolitical tensions mounted.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark over the reporting period. Outperformance was largely generated by the Fund’s risk assets, with equity holdings providing the majority of returns.

All equity regions contributed to performance, with the largest contributions coming from emerging markets and Japanese equities. The Janus Henderson Emerging Markets Fund and TOPIX futures were the leading performers over the period. Futures positions in the UK FTSE 100 and Eurostoxx also contributed during the six months.

In U.S. equities, sector positions in regional banks and technology added value. Technology was by far the best-performing equity sector over 2017 and this was captured

Janus Investment Fund	1

Janus Henderson All Asset Fund (unaudited)

through the Vanguard Information Technology ETF, which we sold during the period. The SPDR S&P Regional Banking ETF benefited as the Federal Reserve continued to raise interest rates and tax reform added to optimism about economic growth.

Fixed income returns were smaller but still positive. While the U.S. Treasury holdings were flat overall, we generated some positive performance from the U.S. Treasury Inflation-Protected Securities exposure that offset a small decline in U.S. Treasury futures. Corporate bonds and emerging market debt were helped by falling credit spreads over Treasurys and good performance of emerging market currencies against the U.S. dollar.

Alternatives added value over the period, with each of the alternative investment strategies generating good performance. The Sprott Physical Gold Trust also rose modestly, helped by a weaker U.S. dollar. Along with the U.S. Treasury futures, property was also a modest detractor over the period. We have been reducing the property exposure and continue to do so.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

On balance, our core macro view as we enter 2018 is a constructive one, featuring a synchronized global recovery, a modest pick-up in inflation, and a gradual normalization of monetary policy. Still, with few assets looking particularly cheap, we have to question the extent to which many of the positives features of our view are already priced into financial markets.

We enter the year with equities remaining, we believe, our preferred asset class. While the ending of quantitative easing will be a challenge for all financial markets, equities look best from a relative valuation perspective and offer solid earnings growth as well. However, since absolute valuations are far from cheap, the bull market is long in the tooth and some signs of investor complacency are emerging. We do not see this as a time to be “all-in.” Looking ahead, we expect lower returns and higher volatility compared to 2017 and think it is sensible to start the year keeping some firepower in reserve, in the form of cash that we can put to work in any dips that do materialize.

Thank you for your investment in Janus Henderson All Asset Fund.

2	DECEMBER 31, 2017

Janus Henderson All Asset Fund (unaudited)

Fund At A Glance

December 31, 2017

Holdings - (% of Net Assets)
Fidelity Investments Money Market Treasury Portfolio	39.2%
iShares TIPS Bond ETF	6.0
Janus Henderson Emerging Markets Fund - Class N Shares	4.7
AQR Equity Market Neutral Fund	4.0
PIMCO Enhanced Short Maturity Active ETF	3.8
T Rowe Price US High Yield Fund	3.8
Janus Henderson Global Equity Income Fund - Class N Shares	3.8
AQR Managed Futures Strategy Fund	3.5
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	3.2
iShares Edge MSCI Min Vol Emerging Markets	3.2
PowerShares International Dividend Achievers Portfolio	3.0
SPDR S&P Regional Banking	3.0
PowerShares Senior Loan Portfolio	2.9
Janus Henderson Strategic Income Fund - Class N Shares	2.7
iShares Edge MSCI Min Vol EAFE	2.5
iShares JP Morgan USD Emerging Markets Bond	2.4
Sprott Physical Gold Trust	2.0
ASG Global Alternatives Fund	2.0
US Cities Fund LP	1.7
VanEck Vectors JP Morgan EM Local Currency Bond	1.4

Asset Allocation - (% of Net Assets)
Money Markets	39.2%
Exchange-Traded Funds (ETFs)	30.2%
Fixed Income Funds	13.5%
Alternative Funds	9.5%
Equity Funds	6.4%
Other	1.2%
100.0%

Janus Investment Fund	3

Janus Henderson All Asset Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	5.36%	10.96%	4.55%	4.40%	1.54%	1.29%
Class A Shares at MOP	-0.68%	4.58%	3.32%	3.33%
Class C Shares at NAV	5.03%	10.19%	3.76%	3.61%	2.30%	2.05%
Class C Shares at CDSC	4.04%	9.19%	3.76%	3.61%
Class D Shares(1)	5.49%	11.07%	4.51%	4.36%	1.37%	1.11%
Class I Shares	5.50%	11.23%	4.80%	4.66%	1.27%	1.03%
Class N Shares	5.54%	11.28%	4.69%	4.53%	1.23%	0.97%
Class S Shares	5.27%	10.70%	4.16%	4.01%	1.71%	1.46%
Class T Shares	5.52%	11.06%	4.43%	4.28%	1.46%	1.21%
3-Month USD LIBOR	0.61%	1.11%	0.50%	0.50%
MSCI World Index (Net)	10.61%	22.40%	11.64%	10.75%
MSCI World Index (Gross)	10.86%	23.07%	12.26%	11.38%
Morningstar Quartile - Class I Shares	-	4th	4th	4th
Morningstar Ranking - based on total returns for World Allocation Funds	-	399/459	301/391	299/376

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2017

Janus Henderson All Asset Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson All Asset Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on March 30, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI World Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI World Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

Janus Investment Fund	5

Janus Henderson All Asset Fund (unaudited)

Performance

*The Predecessor Fund’s inception date – March 30, 2012

(1) Closed to certain new investors.

6	DECEMBER 31, 2017

Janus Henderson All Asset Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,053.60	$4.56	$1,000.00	$1,020.77	$4.48	0.88%
Class C Shares	$1,000.00	$1,050.30	$8.32	$1,000.00	$1,017.09	$8.19	1.61%
Class D Shares	$1,000.00	$1,054.90	$3.63	$1,000.00	$1,021.68	$3.57	0.70%
Class I Shares	$1,000.00	$1,055.00	$3.21	$1,000.00	$1,022.08	$3.16	0.62%
Class N Shares	$1,000.00	$1,055.40	$2.85	$1,000.00	$1,022.43	$2.80	0.55%
Class S Shares	$1,000.00	$1,052.70	$4.76	$1,000.00	$1,020.57	$4.69	0.92%
Class T Shares	$1,000.00	$1,055.20	$3.47	$1,000.00	$1,021.83	$3.41	0.67%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson All Asset Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Investment Companies – 98.8%
Alternative Funds – 9.5%
AQR Equity Market Neutral Fund	162,124	$1,992,507
AQR Managed Futures Strategy Fund*	190,973	1,764,591
ASG Global Alternatives Fund	88,889	999,112
		4,756,210
Equity Funds – 6.4%
Janus Henderson Emerging Markets Fund - Class N Shares£	216,898	2,346,838
US Cities Fund LP	1,508	850,308
		3,197,146
Exchange-Traded Funds (ETFs) – 30.2%
iShares Edge MSCI Min Vol EAFE	17,038	1,243,433
iShares Edge MSCI Min Vol Emerging Markets	26,389	1,603,396
iShares JP Morgan USD Emerging Markets Bond	10,422	1,209,994
iShares TIPS Bond ETF	26,632	3,038,179
PIMCO Enhanced Short Maturity Active ETF	19,098	1,939,593
PowerShares International Dividend Achievers Portfolio	92,109	1,523,483
PowerShares Senior Loan Portfolio	62,715	1,444,954
SPDR S&P Regional Banking	25,275	1,487,434
Sprott Physical Gold Trust*	96,641	1,023,428
VanEck Vectors JP Morgan EM Local Currency Bond	37,367	709,226
		15,223,120
Fixed Income Funds – 13.5%
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	171,376	1,617,787
Janus Henderson Global Equity Income Fund - Class N Shares£	237,962	1,901,316
Janus Henderson Strategic Income Fund - Class N Shares£	143,875	1,366,808
T Rowe Price US High Yield Fund	191,542	1,928,825
		6,814,736
Money Markets – 39.2%
Fidelity Investments Money Market Treasury Portfolio, 1.1400%ºº	19,706,014	19,706,014
Total Investments (total cost $48,196,039) – 98.8%		49,697,226
Cash, Receivables and Other Assets, net of Liabilities – 1.2%		624,878
Net Assets – 100%		$50,322,104

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$48,673,798	97.9%
Canada	1,023,428	2.1

Total	$49,697,226	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 11.2%
Equity Funds – 4.7%
Janus Henderson Emerging Markets Fund - Class N Shares	$70,388	$—	$197,437	$2,346,838
Fixed Income Funds – 6.5%
Janus Henderson Global Equity Income Fund - Class N Shares	50,925	—	98,019	1,901,316
Janus Henderson Strategic Income Fund - Class N Shares	17,662	—	8,534	1,366,808
Total Fixed Income Funds	$68,587	$—	$106,553	$3,268,124
Total Affiliated Investments – 11.2%	$138,975	$—	$303,990	$5,614,962

(1)For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 11.2%
Equity Funds – 4.7%
Janus Henderson Emerging Markets Fund - Class N Shares	210,214	6,684	—	216,898
Fixed Income Funds – 6.5%
Janus Henderson Global Equity Income Fund - Class N Shares	231,489	6,473	—	237,962
Janus Henderson Strategic Income Fund - Class N Shares	142,014	1,861	—	143,875

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	1/22/18	1,112,706	$(1,488,766)	$14,409
Euro	1/22/18	1,745,828	(2,066,181)	31,143
Japanese Yen	1/22/18	279,992,749	(2,474,853)	13,241
Total				$58,793

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson All Asset Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	21	3/20/18	$2,604,984	$(10,641)	$12,141
EURO STOXX 50 Index	92	3/22/18	3,855,316	(96,610)	(52,809)
FTSE 100 Index	27	3/23/18	2,783,828	72,971	39,635
NIKKEI 225	8	3/19/18	1,615,480	13,076	(7,102)
S&P 500 E-mini	11	3/16/18	1,471,800	6,380	(5,500)
TOPIX Index	15	3/20/18	2,419,226	43,326	(13,303)
Total				$28,502	$(26,938)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 58,793	$ -	$ -	$ 58,793
Variation margin receivable	-	39,635	12,141	51,776

Total Asset Derivatives	$ 58,793	$ 39,635	$ 12,141	$110,569

Liability Derivatives:
Variation margin payable	$ -	$ 78,714	$ -	$ 78,714

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Schedule of Investments (unaudited)

December 31, 2017

The following tables provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$616,140	$ (6,210)	$609,930
Forward foreign currency exchange contracts	179,544	-	-	179,544

Total	$179,544	$616,140	$ (6,210)	$789,474

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$212,136	$ (5,719)	$206,417
Forward foreign currency exchange contracts	(16,711)	-	-	(16,711)

Total	$ (16,711)	$212,136	$ (5,719)	$189,706

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Forward foreign currency exchange contracts, purchased	$ 8,065,196
Futures contracts, purchased	13,087,460

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson All Asset Fund

Notes to Schedule of Investments and Other Information (unaudited)

LIBOR (London Interbank Offered Rate)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ETF	Exchange-Traded Fund
LP	Limited Partnership
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

12	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$4,756,210	$-	$-
Equity Funds	2,346,838	850,308	-
Exchange-Traded Funds (ETFs)	15,223,120	-	-
Fixed Income Funds	6,814,736	-	-
Money Markets	19,706,014	-	-
Total Investments in Securities	$48,846,918	$850,308	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	58,793	-
Variation Margin Receivable	51,776	-	-
Total Assets	$48,898,694	$909,101	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	78,714	-	-
Total Liabilities	$78,714	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson All Asset Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$44,082,264
Affiliated investments, at value(2)	5,614,962
Deposits with brokers for futures	551,652
Forward foreign currency exchange contracts	58,793
Variation margin receivable	51,776
Non-interested Trustees' deferred compensation	961
Receivables:
Fund shares sold	81,409
Dividends	26,987
Foreign tax reclaims	570
Other assets	34,579
Total Assets	50,503,953
Liabilities:
Due to custodian	2,045
Variation margin payable	78,714
Payables:	—
Fund shares repurchased	35,132
Investments purchased	27,895
Printing fees	17,781
12b-1 Distribution and shareholder servicing fees	7,138
Advisory fees	4,279
Transfer agent fees and expenses	2,587
Registration fees	2,518
Custodian fees	1,317
Non-interested Trustees' deferred compensation fees	961
Fund administration fees	344
Non-interested Trustees' fees and expenses	277
Professional fees	68
Accrued expenses and other payables	793
Total Liabilities	181,849
Net Assets	$50,322,104

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$48,420,401
Undistributed net investment income/(loss)	(31,363)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	342,991
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,590,075
Total Net Assets	$50,322,104
Net Assets - Class A Shares	$1,915,965
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	182,337
Net Asset Value Per Share(3)	$10.51
Maximum Offering Price Per Share(4)	$11.15
Net Assets - Class C Shares	$7,537,802
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	729,274
Net Asset Value Per Share(3)	$10.34
Net Assets - Class D Shares	$726,840
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	69,622
Net Asset Value Per Share	$10.44
Net Assets - Class I Shares	$7,561,371
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	724,142
Net Asset Value Per Share	$10.44
Net Assets - Class N Shares	$32,475,691
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,117,370
Net Asset Value Per Share	$10.42
Net Assets - Class S Shares	$52,181
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,991
Net Asset Value Per Share	$10.46
Net Assets - Class T Shares	$52,254
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,997
Net Asset Value Per Share	$10.46

(1) Includes cost of $43,069,932.

(2) Includes cost of $5,126,107.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson All Asset Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends	$462,456
Dividends from affiliates	138,975
Other income	24,500
Total Investment Income	625,931
Expenses:
Advisory fees	98,796
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,388
Class C Shares	38,237
Class S Shares	64
Transfer agent administrative fees and expenses:
Class D Shares	208
Class S Shares	64
Class T Shares	64
Transfer agent networking and omnibus fees:
Class A Shares	718
Class C Shares	2,480
Class I Shares	2,488
Other transfer agent fees and expenses:
Class A Shares	141
Class C Shares	415
Class D Shares	49
Class I Shares	232
Class N Shares	657
Registration fees	25,658
Professional fees	24,287
Custodian fees	5,405
Shareholder reports expense	3,808
Accounting systems fee	3,266
Fund administration fees	1,993
Non-interested Trustees’ fees and expenses	143
Other expenses	8,315
Total Expenses	219,876
Less: Excess Expense Reimbursement and Waivers	(36,417)
Net Expenses	183,459
Net Investment Income/(Loss)	442,472
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	266,938
Forward foreign currency exchange contracts	179,544
Futures contracts	609,930
Capital gain distributions from underlying funds	45,266
Total Net Realized Gain/(Loss) on Investments	1,101,678
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	557,956
Investments in affiliates	303,990
Forward foreign currency exchange contracts	(16,711)
Futures contracts	206,417
Total Change in Unrealized Net Appreciation/Depreciation	1,051,652
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,595,802

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017	Period ended June 30, 2017(1)(2)	Year ended July 31, 2016(3)(4)

Operations:
Net investment income/(loss)	$442,472	$473,118	$467,923
Net realized gain/(loss) on investments	1,101,678	3,531,639	(1,417,530)
Change in unrealized net appreciation/depreciation	1,051,652	(1,033,928)	290,617
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,595,802	2,970,829	(658,990)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(29,769)	(16,309)	(15,397)
Class C Shares	(40,623)	—	—
Class D Shares	(14,536)	—	N/A
Class I Shares	(156,220)	(52,539)	(101,094)
Class N Shares	(667,439)	(241,031)	(230,208)
Class S Shares	(905)	—	N/A
Class T Shares	(974)	—	N/A
Total Dividends from Net Investment Income	(910,466)	(309,879)	(346,699)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(100,034)	—	(161,332)
Class C Shares	(413,271)	—	(297,759)
Class D Shares	(37,421)	—	N/A
Class I Shares	(400,627)	—	(411,454)
Class N Shares	(1,696,854)	—	(860,579)
Class S Shares	(2,726)	—	N/A
Class T Shares	(2,726)	—	N/A
Total Distributions from Net Realized Gain from Investment Transactions	(2,653,659)	—	(1,731,124)
Net Decrease from Dividends and Distributions to Shareholders	(3,564,125)	(309,879)	(2,077,823)
Capital Share Transactions:
Class A Shares	84,729	(2,312,576)	(2,065,085)
Class C Shares	(355,233)	(1,732,547)	(1,096,409)
Class D Shares	682,232	79,738	N/A
Class I Shares	379,552	(3,845,659)	(32,054,787)
Class N Shares	2,364,293	149,275	29,428,493
Class S Shares	3,631	50,010	N/A
Class T Shares	3,700	50,010	N/A
Net Increase/(Decrease) from Capital Share Transactions	3,162,904	(7,561,749)	(5,787,788)
Net Increase/(Decrease) in Net Assets	2,194,581	(4,900,799)	(8,524,601)
Net Assets:
Beginning of period	48,127,523	53,028,322	61,552,923
End of period	$50,322,104	$48,127,523	$53,028,322

Undistributed Net Investment Income/(Loss)	$(31,363)	$436,631	$68,893

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(4) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson All Asset Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$10.70	$10.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.09
Net realized and unrealized gain/(loss)	0.48	0.53
Total from Investment Operations	0.57	0.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.04)
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.76)	(0.04)
Net Asset Value, End of Period	$10.51	$10.70
Total Return*	5.36%	6.18%
Net Assets, End of Period (in thousands)	$1,916	$1,862
Average Net Assets for the Period (in thousands)	$1,905	$3,232
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.03%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.88%	0.85%
Ratio of Net Investment Income/(Loss)(3)	1.61%	0.91%
Portfolio Turnover Rate	9%	55%

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$10.46	$9.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.02
Net realized and unrealized gain/(loss)	0.48	0.51
Total from Investment Operations	0.53	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	—
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.65)	—
Net Asset Value, End of Period	$10.34	$10.46
Total Return*	5.03%	5.34%
Net Assets, End of Period (in thousands)	$7,538	$7,979
Average Net Assets for the Period (in thousands)	$7,643	$8,949
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.76%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.61%	1.60%
Ratio of Net Investment Income/(Loss)(3)	0.89%	0.22%
Portfolio Turnover Rate	9%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014		2013	2012(1)
Net Asset Value, Beginning of Period	$10.55	$10.76	$10.52		$9.93	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.09	0.10		0.09	0.01
Net realized and unrealized gain/(loss)	(0.17)	0.12	0.56		0.61	(0.08)
Total from Investment Operations	(0.09)	0.21	0.66		0.70	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.14)	(0.11)		(0.09)	—
Distributions (from capital gains)	(0.31)	(0.28)	(0.31)		(0.02)	—
Total Dividends and Distributions	(0.34)	(0.42)	(0.42)		(0.11)	—
Net Asset Value, End of Period	$10.12	$10.55	$10.76		$10.52	$9.93
Total Return*	(0.71)%	1.94%	6.44%		7.05%	(0.70)%
Net Assets, End of Period (in thousands)	$4,011	$6,396	$8,929		$12,023	$5,740
Average Net Assets for the Period (in thousands)	$4,935	$7,122	$10,041		$10,644	$1,617
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.95%(4)	0.91%	0.93%		1.10%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.85%	0.85%	0.85%		0.85%	0.85%
Ratio of Net Investment Income/(Loss)(3)	0.84%	0.88%	0.94%		0.86%	0.43%
Portfolio Turnover Rate	44%	19%	52%		37%	7%
				1

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.43	$9.91	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.02	0.02	0.02	(0.01)
Net realized and unrealized gain/(loss)	(0.16)	0.10	0.56	0.59	(0.08)
Total from Investment Operations	(0.15)	0.12	0.58	0.61	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.07)	(0.07)	—
Distributions (from capital gains)	(0.31)	(0.28)	(0.31)	(0.02)	—
Total Dividends and Distributions	(0.31)	(0.36)	(0.38)	(0.09)	—
Net Asset Value, End of Period	$9.93	$10.39	$10.63	$10.43	$9.91
Total Return*	(1.37)%	1.14%	5.61%	6.18%	(0.90)%
Net Assets, End of Period (in thousands)	$9,247	$10,824	$11,094	$9,357	$1,013
Average Net Assets for the Period (in thousands)	$9,422	$11,557	$10,389	$5,333	$376
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.71%(4)	1.68%	1.67%	1.80%	4.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of Net Investment Income/(Loss)(3)	0.09%	0.18%	0.20%	0.20%	(0.24)%
Portfolio Turnover Rate	44%	19%	52%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from March 30, 2012 (inception date) through July 31, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund..

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson All Asset Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$10.67	$10.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.03
Net realized and unrealized gain/(loss)	0.45	(0.12)(3)
Total from Investment Operations	0.59	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	—
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.82)	—
Net Asset Value, End of Period	$10.44	$10.67
Total Return*	5.49%	(0.84)%
Net Assets, End of Period (in thousands)	$727	$79
Average Net Assets for the Period (in thousands)	$341	$77
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	1.14%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.70%	0.69%
Ratio of Net Investment Income/(Loss)(4)	2.68%	3.79%
Portfolio Turnover Rate	9%	55%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(5)
Net Asset Value, Beginning of Period	$10.67	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.11
Net realized and unrealized gain/(loss)	0.48	0.53
Total from Investment Operations	0.59	0.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.07)
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.82)	(0.07)
Net Asset Value, End of Period	$10.44	$10.67
Total Return*	5.50%	6.38%
Net Assets, End of Period (in thousands)	$7,561	$7,334
Average Net Assets for the Period (in thousands)	$7,609	$8,349
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	0.76%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.62%	0.59%
Ratio of Net Investment Income/(Loss)(4)	1.91%	1.19%
Portfolio Turnover Rate	9%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(5) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$10.55	$10.77	$10.54	$9.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.13	0.13	0.11	0.02
Net realized and unrealized gain/(loss)	(0.13)	0.10	0.56	0.61	(0.08)
Total from Investment Operations	(0.06)	0.23	0.69	0.72	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.17)	(0.15)	(0.10)	—
Distributions (from capital gains)	(0.31)	(0.28)	(0.31)	(0.02)	—
Total Dividends and Distributions	(0.39)	(0.45)	(0.46)	(0.12)	—
Net Asset Value, End of Period	$10.10	$10.55	$10.77	$10.54	$9.94
Total Return*	(0.45)%	2.20%	6.72%	7.28%	(0.60)%
Net Assets, End of Period (in thousands)	$10,750	$44,333	$46,867	$43,221	$28,875
Average Net Assets for the Period (in thousands)	$22,035	$45,011	$52,153	$35,799	$27,898
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.68%(4)	0.63%	0.62%	0.79%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)(3)	0.69%	1.18%	1.22%	1.10%	0.52%
Portfolio Turnover Rate	44%	19%	52%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from March 30, 2012 (inception date) through July 31, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund..

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson All Asset Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$10.65	$10.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.12
Net realized and unrealized gain/(loss)	0.48	0.52
Total from Investment Operations	0.59	0.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.08)
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.82)	(0.08)
Net Asset Value, End of Period	$10.42	$10.65
Total Return*	5.54%	6.43%
Net Assets, End of Period (in thousands)	$32,476	$30,774
Average Net Assets for the Period (in thousands)	$31,647	$29,638
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.69%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.55%	0.60%
Ratio of Net Investment Income/(Loss)(3)	1.97%	1.24%
Portfolio Turnover Rate	9%	55%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(4)
Net Asset Value, Beginning of Period	$10.67	$10.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.03
Net realized and unrealized gain/(loss)	0.48	(0.12)(5)
Total from Investment Operations	0.57	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	—
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.78)	—
Net Asset Value, End of Period	$10.46	$10.67
Total Return*	5.27%	(0.84)%
Net Assets, End of Period (in thousands)	$52	$50
Average Net Assets for the Period (in thousands)	$51	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	1.19%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.92%	1.09%
Ratio of Net Investment Income/(Loss)(3)	1.60%	3.31%
Portfolio Turnover Rate	9%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) Period from June 5, 2017 (inception date) through June 30, 2017.

(5) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$10.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12
Net realized and unrealized gain/(loss)	0.11(3)
Total from Investment Operations	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)
Distributions (from capital gains)	(0.31)
Total Dividends and Distributions	(0.39)
Net Asset Value, End of Period	$10.09
Total Return*	2.37%
Net Assets, End of Period (in thousands)	$29,020
Average Net Assets for the Period (in thousands)	$27,943
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	0.64%(5)
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.60%
Ratio of Net Investment Income/(Loss)(4)	1.88%
Portfolio Turnover Rate	44%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(5) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund..

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson All Asset Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$10.67	$10.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.03
Net realized and unrealized gain/(loss)	0.49	(0.12)(3)
Total from Investment Operations	0.59	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	—
Distributions (from capital gains)	(0.59)	—
Total Dividends and Distributions	(0.80)	—
Net Asset Value, End of Period	$10.46	$10.67
Total Return*	5.52%	(0.84)%
Net Assets, End of Period (in thousands)	$52	$50
Average Net Assets for the Period (in thousands)	$51	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses(4)	0.94%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)(4)	0.67%	0.82%
Ratio of Net Investment Income/(Loss)(4)	1.84%	3.58%
Portfolio Turnover Rate	9%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson All Asset Fund (formerly named Henderson All Asset Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other underlying funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide total return by investing in a broad range of asset classes. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson All Asset Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	25

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund may seek exposure to both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity, and absolute return strategies) by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) or indexes of investment pools. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in certain underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair

26	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	27

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

28	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE

Janus Investment Fund	29

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on equity indices to increase or decrease exposure to equity risk.

The Fund may purchase or sell futures on interest rate futures to increase or decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

30	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from

Janus Investment Fund	31

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$58,793	$—	$—	$58,793

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.40% of its average daily net assets.

32	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
All Asset Levels	0.40

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.51% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until November 1, 2018. Class R shares, If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 0.85%, 1.60%, 0.60%, and 0.60% for Class A, Class C, Class I, and Class R6, respectively. With respect to investments in affiliated underlying funds, HGINA contractually agreed to reduce or waive the Predecessor Fund’s management fee to limit the combined management fees paid to the Advisor for those assets to the greater of 1.00% or the affiliate underlying fund’s management fee. Any waiver calculated as a result of limiting these combined management fees is in addition to the general expense limitation highlighted in the table. Indirect net expenses associated with the Predecessor Fund’s investments in underlying investment companies are not subject to the contractual expense limitation.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	33

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

34	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A, Class B (until termination on November 4, 2015), Class C, Class R, and Class IF shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, and annual fee of 1.00% of the average daily net assets attributable to Class B (until termination on November 4, 2015) and Class C shares, an annual fee of 0.50% of the average daily net assets attributable to Class R shares and an annual fee of 0.05% of the average daily net assets attributable to Class IF Shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $2,656.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00%

Janus Investment Fund	35

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $643.

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	7		-*
Class I Shares	-*		-*
Class N Shares	-*		-*
Class S Shares	100		-*
Class T Shares	100		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 48,225,608	$ 1,703,996	$ (232,378)	$ 1,471,618

36	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 194,546	$ (107,251)	$ 87,295

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended December 31, 2017		Period ended June 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	37,871	$ 416,294	48,061	$ 489,973
Reinvested dividends and distributions	12,312	129,155	926	9,384
Shares repurchased	(41,848)	(460,720)	(271,215)	(2,811,933)
Net Increase/(Decrease)	8,335	$ 84,729	(222,228)	$(2,312,576)
Class C Shares:
Shares sold	54,079	$ 581,401	272,453	$ 2,717,264
Reinvested dividends and distributions	35,136	362,603	-	-
Shares repurchased	(122,564)	(1,299,237)	(441,397)	(4,449,811)
Net Increase/(Decrease)	(33,349)	$ (355,233)	(168,944)	$(1,732,547)
Class D Shares:
Shares sold	58,724	$ 645,816	7,406	$ 79,738
Reinvested dividends and distributions	4,981	51,957	-	-
Shares repurchased	(1,489)	(15,541)	-	-
Net Increase/(Decrease)	62,216	$ 682,232	7,406	$ 79,738
Class I Shares:
Shares sold	65,660	$ 715,450	220,782	$ 2,264,674
Reinvested dividends and distributions	51,183	533,836	5,108	51,538
Shares repurchased	(79,848)	(869,734)	(602,702)	(6,161,871)
Net Increase/(Decrease)	36,995	$ 379,552	(376,812)	$(3,845,659)
Class N Shares:
Shares sold	-	$ -	4,417	$ 44,259
Reinvested dividends and distributions	227,336	2,364,293	23,932	240,992
Shares repurchased	-	-	(13,373)	(135,976)
Net Increase/(Decrease)	227,336	$2,364,293	14,976	$ 149,275
Class S Shares:
Shares sold	-	$ -	4,644	$ 50,010
Reinvested dividends and distributions	347	3,631	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	347	$ 3,631	4,644	$ 50,010
Class T Shares:
Shares sold	354	$ 3,711	4,644	$ 50,010
Reinvested dividends and distributions	330	3,700	-	-
Shares repurchased	(331)	(3,711)	-	-
Net Increase/(Decrease)	353	$ 3,700	4,644	$ 50,010
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

Janus Investment Fund	37

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

Year ended July 31, 2016(1)	Shares	Amount

Class A Shares:
Shares sold	242,349	$ 2,389,247
Reinvested dividends and distributions	17,076	168,932
Shares repurchased	(469,446)	(4,623,264)
Net Increase/(Decrease)	(210,021)	$ (2,065,085)
Class C Shares:
Shares sold	328,077	$ 3,171,463
Reinvested dividends and distributions	26,511	257,689
Shares repurchased	(464,349)	(4,525,561)
Net Increase/(Decrease)	(109,761)	$ (1,096,409)
Class I Shares:
Shares sold	270,034	$ 2,652,602
Reinvested dividends and distributions	51,382	507,864
Shares repurchased	(3,460,698)	(35,215,253)
Net Increase/(Decrease)	(3,139,282)	$(32,054,787)
Class N Shares:
Shares sold	2,765,534	$ 28,346,633
Reinvested dividends and distributions	110,490	1,090,787
Shares repurchased	(966)	(8,927)
Net Increase/(Decrease)	2,875,058	$ 29,428,493
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,854,886	$ 5,614,717	$ -	$ -

For the period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$17,933,841	$ 20,391,430	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

38	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Notes to Financial Statements (unaudited)

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson All Asset Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

48	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	49

Janus Henderson All Asset Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

50	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson All Asset Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

52	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	53

Janus Henderson All Asset Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Janus Henderson All Asset Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	DECEMBER 31, 2017

Janus Henderson All Asset Fund

Notes

NotesPage1

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93074 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Diversified Alternatives Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Diversified Alternatives Fund

Janus Henderson Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT

We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.

Ashwin Alankar co-portfolio manager	John Fujiwara co-portfolio manager

PERFORMANCE SUMMARY

For the six-month period ended December 31, 2017, Janus Henderson Diversified Alternatives Fund’s Class I Shares returned 2.04%, compared with a return of 1.24% for its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and 2.03% for its secondary benchmark, LIBOR + 3%.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth boosted risk assets in the second half of 2017. Geopolitical concerns in August weighed on markets as North Korea fired missiles over Japan, with equities and corporate credit selling off and investors retreating to U.S. Treasury securities. However, sentiment quickly reversed and markets rebounded. Late in the period, the passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs. Investment-grade corporate credit spreads reached post-crisis tights, and spreads on high-yield corporate credit also tightened over the period.

The Federal Reserve (Fed) raised its benchmark rate in December, marking the third rate hike of 2017, and began normalizing its balance sheet. The Treasury curve flattened during the year. The 10-year Treasury note yield closed December at 2.41%, compared with 2.31% at the end of June.

The prospects of synchronized growth and a U.S. dollar that weakened over much of the period boosted emerging market stocks. On a sector basis, energy was among the strongest performers, fueled by strong gains in the benchmark for global crude.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and performed in line with its secondary benchmark, LIBOR + 3%, during the six-month period. Over time, the Fund seeks to provide positive absolute returns and offer true diversification with low correlation to stocks and bonds by investing in a portfolio of risk premia strategies.

Two of our equity strategies were the leading contributors to returns during the period as the trend of coordinated global growth continued to play out. The equity momentum strategy aided returns as the period saw equity markets around the world experience continued strong growth. The equity momentum strategy seeks to capture directional momentum in equities through the quantitative analysis of equity index price movement. It outperformed as it was able to capture the strong upward trend in equities.

The equity value strategy, which aims to capture the potential return associated with holding value equities while also being short growth stocks, also aided returns. Value stocks rallied near the end of the year as investors priced in the increasing likelihood that tax reform would come to pass, and also benefited from its eventual passage in December. Since value companies tend to pay high effective corporate tax rates, value stocks are expected to be bigger beneficiaries of the tax bill than growth stocks. The strong performance from the segment led to the strategy’s outperformance.

The commodity roll yield strategy was another leading contributor to returns. This strategy seeks to generate returns by providing liquidity to the most “crowded” section of the commodity futures curve. It is typically short the most active front-month contract and long farther-dated tenors. The strategy benefited from a favorable supply/demand dynamic in livestock and wheat. A mild start to winter resulted in few supply disruptions, creating a favorable environment for the strategy.

Although most of the Fund’s equity strategies were able to capitalize on trends during the period, the equity size strategy delivered negative returns. This strategy invests in a basket of small-cap equities versus a short position in a basket of large-cap equities. Small caps, which typically

Janus Investment Fund	1

Janus Henderson Diversified Alternatives Fund (unaudited)

pay a higher effective corporate tax rate, outperformed large caps in December as it became apparent that the U.S. tax bill would pass. However, weakness early in the period led them to underperform over the course of the period, which weighed on the strategy’s returns.

The rates momentum strategy, which looks to capture the persistence in the movement of interest rates, delivered negative returns. The 10-year Treasury note traded in a choppy, relatively range-bound fashion during the period, as did the 10-year German bund, which weighed on returns. The lack of sustained, consistent trends hindered the strategy’s ability to generate returns during the period.

The currency carry strategy also delivered negative returns. The strategy looks to generate returns by taking advantage of short-term yield differentials between various currencies. Losses in the New Zealand dollar offset gains from our short positions in the yen and the Swiss franc.

DERIVATIVES USAGE

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions contributed to performance during the period.

Please see the Derivative Instruments section in the “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The Fund’s model undergoes a monthly rebalancing in which it adjusts its allocations to the 11 risk premia strategies according to the market conditions experienced during the month. This rebalancing process is designed to optimize the weightings of the strategies in order to deliver consistent, absolute returns with low correlation to stocks and bonds and a targeted volatility of 5% to 7%. While operating in today’s abnormally low volatility environment, the model has become increasingly sensitive to any sudden movements in asset classes while undertaking the monthly rebalancing. In fact, the correlations between many of the strategies have dropped to zero – meaning they are not correlated – or negative – meaning that they are inversely correlated. Given these relationships, the model is signaling that it needs more leverage in order to meet its volatility target. However, the Fund has already reached the maximum amount of leverage allowed (i.e., its leverage cap).

While this may seem problematic, we value that this cap can help minimize the potential impact from the reversal of an overly-levered trade between strategies that are negatively correlated. For example, the commodity roll yield strategy was negatively correlated with the equity emerging strategy as of year-end. The impact of winter temperatures on the price of natural gas has been one of the driving factors of returns in the commodity roll yield strategy. Given the negative correlation, one could erroneously infer that winter temperatures are a natural hedge to equity emerging markets. Our common sense, however, makes us question this relationship.

Therefore, the leverage cap is currently playing an important role by keeping the Fund’s model from rebalancing based on distorted correlation data. The relative weightings of the strategies will therefore be less important until volatility returns to normal levels – whether from the normalization of global interest rates or because of an exogenous geopolitical event.

Thank you for investing in Janus Henderson Diversified Alternative Fund.

2	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund (unaudited)

Fund At A Glance

December 31, 2017

Asset Allocation
Commodity	43.8%
Equity	25.0%
Fixed Income	16.0%
Currency	11.4%
Cash & Cash Equivalents	3.8%
100.0%

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

Janus Investment Fund	3

Janus Henderson Diversified Alternatives Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	1.97%	3.60%	1.61%	1.63%	1.62%	1.36%
Class A Shares at MOP	-3.90%	-2.36%	0.42%	0.44%
Class C Shares at NAV	1.52%	2.87%	0.96%	0.98%	2.34%	2.10%
Class C Shares at CDSC	0.52%	1.87%	0.96%	0.98%
Class D Shares(1)	2.06%	3.79%	1.73%	1.75%	1.66%	1.24%
Class I Shares	2.04%	3.87%	1.83%	1.85%	1.34%	1.13%
Class N Shares	2.13%	3.95%	1.88%	1.90%	1.32%	1.09%
Class S Shares	1.90%	3.64%	1.52%	1.54%	1.83%	1.59%
Class T Shares	1.99%	3.73%	1.70%	1.72%	1.56%	1.34%
Bloomberg Barclays U.S. Aggregate Bond Index	1.24%	3.54%	2.10%	2.08%
London Interbank Offered Rate (LIBOR) + 3%	2.03%	4.35%	3.80%	3.80%**
Morningstar Quartile - Class I Shares	-	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Multialternative Funds	-	254/416	146/200	148/200

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Consolidated Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions..

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 28, 2012

** The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Diversified Alternatives Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,019.70	$7.48	$1,000.00	$1,017.80	$7.48	1.47%
Class C Shares	$1,000.00	$1,015.20	$11.38	$1,000.00	$1,013.91	$11.37	2.24%
Class D Shares	$1,000.00	$1,020.60	$6.93	$1,000.00	$1,018.35	$6.92	1.36%
Class I Shares	$1,000.00	$1,020.40	$6.47	$1,000.00	$1,018.80	$6.46	1.27%
Class N Shares	$1,000.00	$1,021.30	$6.11	$1,000.00	$1,019.16	$6.11	1.20%
Class S Shares	$1,000.00	$1,019.00	$8.04	$1,000.00	$1,017.24	$8.03	1.58%
Class T Shares	$1,000.00	$1,019.90	$7.13	$1,000.00	$1,018.15	$7.12	1.40%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Investment Companies – 13.8%
Money Markets – 13.8%
Janus Cash Liquidity Fund LLC, 1.2731%(a),ºº,£ (cost $15,020,048)	15,020,048	$15,020,048
U.S. Government Agency Notes – 85.4%
United States Treasury Bill:
0%, 1/11/18†,◊	$13,000,000	12,996,173
0%, 2/8/18†,◊	12,500,000	12,483,925
0%, 3/8/18◊	17,000,000	16,960,289
0%, 4/12/18◊	18,000,000	17,941,632
0%, 5/10/18†,◊	18,000,000	17,908,800
0%, 6/7/18◊	15,000,000	14,904,613
Total U.S. Government Agency Notes (cost $93,207,421)		93,195,432
Total Investments (total cost $108,227,469) – 99.2%		108,215,480
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		830,408
Net Assets – 100%		$109,045,888

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 13.8%
Money Markets – 13.8%
Janus Cash Liquidity Fund LLC, 1.2731%(a),ºº	$33,282	$—	$—	$15,020,048

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 13.8%
Money Markets – 13.8%
Janus Cash Liquidity Fund LLC, 1.2731%(a),ºº	5,561,820	60,639,598	(51,181,370)	15,020,048

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	7

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

December 31, 2017

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	1/5/18	2,490,000	$(1,936,217)	$6,230
British Pound	1/5/18	682,000	(914,978)	5,722
Canadian Dollar	1/5/18	1,545,000	(1,223,229)	6,133
Euro	1/5/18	(1,274,000)	1,518,380	(10,260)
Japanese Yen	1/5/18	(382,100,000)	3,377,554	(14,067)
New Zealand Dollar	1/5/18	4,995,000	(3,531,975)	6,870
Norwegian Krone	1/5/18	3,740,000	(452,688)	3,008
Swedish Krona	1/5/18	(13,800,000)	1,671,807	(11,379)
Swiss Franc	1/5/18	(5,404,000)	5,484,925	(62,726)
Total				$(70,469)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

December 31, 2017

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Brent Crude(a)	33	1/31/18	$2,206,710	$108,594	$18,461
Cotton(a)	42	5/8/18	1,658,160	(1,674)	(5,436)
Gold(a)	13	4/26/18	1,708,200	30,711	10,846
Live Cattle(a)	48	6/29/18	2,182,080	(73,689)	(2,545)
Natural Gas(a)	104	2/26/18	3,022,240	306,800	29,120
S&P 500 E-mini	69	3/16/18	9,232,200	(35,852)	(44,695)
Sugar(a)	131	4/30/18	2,203,734	33,919	17,711
WTI Crude(a)	37	4/20/18	2,229,990	82,025	15,539
Total - Futures Purchased				450,834	39,001
Futures Sold:
10-Year US Treasury Note	205	3/20/18	(25,429,609)	67,969	(57,632)
Coffee(a)	57	5/18/18	(2,747,756)	(8,261)	(24,804)
Copper(a)	32	5/29/18	(2,652,000)	(1,979)	(5,288)
Corn(a)	27	7/13/18	(495,788)	(5,063)	2,926
Corn(a)	119	5/14/18	(2,136,050)	4,837	5,646
Natural Gas(a)	104	3/27/18	(2,858,960)	(192,608)	(28,080)
Silver(a)	32	5/29/18	(2,755,360)	(191,849)	(30,263)
Soybean(a)	54	5/14/18	(2,627,100)	81,171	(11,491)
US Dollar Index	203	3/19/18	(18,640,678)	261,116	94,775
Wheat(a)	117	7/13/18	(2,651,513)	(690)	2,580
Total - Futures Sold				14,643	(51,631)
Total				$465,477	$(12,630)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	9

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

December 31, 2017

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Barclays Capital, Inc.:

3 month USD LIBOR plus 20 basis points	Bloomberg Barclays U.S. Credit RBI Series-1 Index	Monthly	2/1/18	28,800,000	USD	$(24,243)

BNP Paribas:

Plus 19 basis points(a)	A long/short basket of commodity indices(1)	Monthly	1/31/18	114,600,000	USD	10
Plus 40 basis points	A long/short basket of equity indices(2)	Monthly	2/5/18	19,600,000	USD	20
Minus 20 basis points	A long/short basket of equity indices(3)	Monthly	2/5/18	20,500,000	USD	23
						53

Goldman Sachs International:

MSCI Daily Total Return Gross World USD	1 month USD LIBOR Plus 25 basis points	Monthly	7/5/18	(17,709,348)	USD	(86,946)
1 month USD LIBOR plus 90 basis points	MSCI Daily Total Return Net Emerging Markets	Monthly	7/5/18	17,449,228	USD	350,654
						263,708
Total						$239,518

(1) Long Index – Bloomberg Commodity Index 2-4-6 Forward Blend, Short Index – Bloomberg Commodity Index

(2) Long Index – S&P 500 Pure Value TR Index, Short Index – S&P 500 Pure Growth TR Index

(3) Long Index – Russell 2000 Total Return Index, Short Index – Russell 1000 Total Return Index

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ -	$ 27,963	$ -	$ -	$ 27,963
Outstanding swap contracts, at value	10	-	-	350,697	-	350,707
Variation margin receivable	102,829	-	94,775	-	-	197,604

Total Asset Derivatives	$ 102,839	$ -	$122,738	$350,697	$ -	$576,274

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ -	$ 98,432	$ -	$ -	$ 98,432
Outstanding swap contracts, at value	-	24,243	-	86,946	-	111,189
Variation margin payable	107,907	-	-	44,695	57,632	210,234

Total Liability Derivatives	$ 107,907	$ 24,243	$ 98,432	$131,641	$ 57,632	$419,855

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

December 31, 2017

The following table provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Consolidated Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (360,624)	$ -	$283,922	$ 800,126	$ (470,894)	$ 252,530
Forward foreign currency exchange contracts	-	-	(125,279)	-	-	(125,279)
Swap contracts	334,152	-	-	548,948	161,263	1,044,363

Total	$ (26,472)	$ -	$158,643	$1,349,074	$ (309,631)	$1,171,614

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ 430,888	$ -	$ (16,011)	$ 27,601	$ 50,212	$ 492,690
Forward foreign currency exchange contracts	-	-	(82,112)	-	-	(82,112)
Swap contracts	(8)	(27,599)	-	259,667	-	232,060

Total	$ 430,880	$(27,599)	$ (98,123)	$ 287,268	$ 50,212	$ 642,638

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” section of the Fund’s Consolidated Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Forward foreign currency exchange contracts, purchased	$ 6,670,978
Forward foreign currency exchange contracts, sold	9,468,366
Futures contracts, purchased	42,619,504
Futures contracts, sold	45,035,811
Total return swaps, long	331,165
Total return swaps, short	(140,101)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	11

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd. See Note 1 in Notes to Consolidated Financial Statements.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $24,443,579.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

12	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies	$-	$15,020,048	$-
U.S. Government Agency Notes	-	93,195,432	-
Total Investments in Securities	$-	$108,215,480	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	27,963	-
Outstanding Swap Contracts, at Value	-	350,707	-
Variation Margin Receivable	197,604	-	-
Total Assets	$197,604	$108,594,150	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$98,432	$-
Outstanding Swap Contracts, at Value	-	111,189	-
Variation Margin Payable	210,234	-	-
Total Liabilities	$210,234	$209,621	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Consolidated Statement.

Assets:
Unaffiliated investments, at value(1)	$93,195,432
Affiliated investments, at value(2)	15,020,048
Restricted cash (Note 1)	2,300,000
Forward foreign currency exchange contracts	27,963
Closed foreign currency contracts	112,544
Outstanding swap contracts, at value	350,707
Variation margin receivable	197,604
Non-interested Trustees' deferred compensation	2,084
Receivables:
Investments sold	531,125
Fund shares sold	68,714
Dividends from affiliates	10,015
Dividends and interest on swap contracts	2,997
Foreign tax reclaims	454
Other assets	639
Total Assets	111,820,326
Liabilities:
Due to custodian	2,003,846
Forward foreign currency exchange contracts	98,432
Outstanding swap contracts, at value	111,189
Closed foreign currency contracts	28,091
Variation margin payable	210,234
Payables:	—
Dividends and interest on swap contracts	81,433
Advisory fees	58,320
Fund shares repurchased	36,074
Professional fees	26,749
Transfer agent fees and expenses	4,374
Custodian fees	3,100
12b-1 Distribution and shareholder servicing fees	2,930
Non-interested Trustees' deferred compensation fees	2,084
Fund administration fees	737
Non-interested Trustees' fees and expenses	526
Accrued expenses and other payables	106,319
Total Liabilities	2,774,438
Net Assets	$109,045,888

See Notes to Consolidated Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$108,948,760
Undistributed net investment income/(loss)	(1,193,790)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	668,139
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	622,779
Total Net Assets	$109,045,888
Net Assets - Class A Shares	$3,334,543
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	330,189
Net Asset Value Per Share(3)	$10.10
Maximum Offering Price Per Share(4)	$10.72
Net Assets - Class C Shares	$2,148,024
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	216,123
Net Asset Value Per Share(3)	$9.94
Net Assets - Class D Shares	$4,838,077
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	477,308
Net Asset Value Per Share	$10.14
Net Assets - Class I Shares	$13,642,784
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,344,394
Net Asset Value Per Share	$10.15
Net Assets - Class N Shares	$78,076,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,672,268
Net Asset Value Per Share	$10.18
Net Assets - Class S Shares	$1,479,683
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	147,139
Net Asset Value Per Share	$10.06
Net Assets - Class T Shares	$5,526,678
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	547,914
Net Asset Value Per Share	$10.09

(1) Includes cost of $93,207,421.

(2) Includes cost of $15,020,048.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	15

Janus Henderson Diversified Alternatives Fund

Consolidated Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Interest	$377,663
Dividends from affiliates	33,282
Other income	3,675
Total Investment Income	414,620
Expenses:
Advisory fees	473,276
12b-1Distribution and shareholder servicing fees:
Class A Shares	3,291
Class C Shares	10,619
Class S Shares	1,843
Transfer agent administrative fees and expenses:
Class D Shares	2,973
Class S Shares	1,843
Class T Shares	5,173
Transfer agent networking and omnibus fees:
Class A Shares	176
Class C Shares	300
Class I Shares	3,524
Other transfer agent fees and expenses:
Class A Shares	131
Class C Shares	100
Class D Shares	780
Class I Shares	226
Class N Shares	911
Class S Shares	12
Class T Shares	57
Registration fees	95,418
Professional fees	33,632
Shareholder reports expense	16,606
Custodian fees	8,855
Fund administration fees	3,363
Non-interested Trustees’ fees and expenses	1,209
Other expenses	6,538
Total Expenses	670,856
Less: Excess Expense Reimbursement and Waivers	(139,196)
Net Expenses	531,660
Net Investment Income/(Loss)	(117,040)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,524
Forward foreign currency exchange contracts	(125,279)
Futures contracts	252,530
Swap contracts	1,044,363
Total Net Realized Gain/(Loss) on Investments	1,173,138
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(11,436)
Forward foreign currency exchange contracts	(82,112)
Futures contracts	492,690
Swap contracts	232,060
Total Change in Unrealized Net Appreciation/Depreciation	631,202
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,687,300

See Notes to Consolidated Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$(117,040)	$(581,252)
Net realized gain/(loss) on investments	1,173,138	5,436,962
Change in unrealized net appreciation/depreciation	631,202	(1,392,807)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,687,300	3,462,903
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(39,665)	(84,982)
Class C Shares	(3,459)	(39,641)
Class D Shares	(62,629)	(129,036)
Class I Shares	(208,324)	(105,459)
Class N Shares	(1,223,347)	(1,334,148)
Class S Shares	(13,853)	(41,439)
Class T Shares	(77,225)	(70,488)
Total Dividends from Net Investment Income	(1,628,502)	(1,805,193)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(43,076)	—
Class C Shares	(28,894)	—
Class D Shares	(62,973)	—
Class I Shares	(172,208)	—
Class N Shares	(1,013,987)	—
Class S Shares	(19,521)	—
Class T Shares	(70,833)	—
Total Distributions from Net Realized Gain from Investment Transactions	(1,411,492)	—
Net Decrease from Dividends and Distributions to Shareholders	(3,039,994)	(1,805,193)
Capital Share Transactions:
Class A Shares	1,066,723	(648,350)
Class C Shares	78,383	280,356
Class D Shares	6,661	(8,871)
Class I Shares	7,139,761	4,238,843
Class N Shares	28,659,684	1,786,193
Class S Shares	33,374	41,439
Class T Shares	1,894,671	2,073,135
Net Increase/(Decrease) from Capital Share Transactions	38,879,257	7,762,745
Net Increase/(Decrease) in Net Assets	37,526,563	9,420,455
Net Assets:
Beginning of period	71,519,325	62,098,870
End of period	$109,045,888	$71,519,325

Undistributed Net Investment Income/(Loss)	$(1,193,790)	$551,752

See Notes to Consolidated Financial Statements.

Janus Investment Fund	17

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016		2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.16	$9.92	$9.98		$9.84	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	(0.11)(2)	(0.14)(2)		(0.15)(2)	(0.13)(2)	(0.10)
Net realized and unrealized gain/(loss)	0.24	0.63	0.18		0.37	0.15	(0.08)
Total from Investment Operations	0.21	0.52	0.04		0.22	0.02	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.28)	—		—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)		(0.08)	—	—
Total Dividends and Distributions	(0.27)	(0.28)	(0.10)		(0.08)	—	—
Net Asset Value, End of Period	$10.10	$10.16	$9.92		$9.98	$9.84	$9.82
Total Return*	1.97%	5.29%	0.42%		2.22%	0.20%	(1.80)%
Net Assets, End of Period (in thousands)	$3,335	$2,297	$2,882		$2,740	$4,055	$3,523
Average Net Assets for the Period (in thousands)	$2,618	$2,737	$2,730		$2,048	$3,752	$3,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	1.83%	1.89%		1.84%	1.70%	3.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.54%	1.53%		1.52%	1.46%	1.52%
Ratio of Net Investment Income/(Loss)	(0.66)%	(1.13)%	(1.42)%		(1.51)%	(1.34)%	(1.36)%
Portfolio Turnover Rate	0%	16%	0%		0%	59%	38%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.94	$9.72	$9.84	$9.79	$9.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(2)	(0.18)(2)	(0.21)(2)	(0.23)(2)	(0.15)(2)	(0.14)
Net realized and unrealized gain/(loss)	0.27	0.61	0.19	0.36	0.16	(0.08)
Total from Investment Operations	0.16	0.43	(0.02)	0.13	0.01	(0.22)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.21)	—	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.16)	(0.21)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.94	$9.94	$9.72	$9.84	$9.79	$9.78
Total Return*	1.52%	4.48%	(0.19)%	1.31%	0.10%	(2.20)%
Net Assets, End of Period (in thousands)	$2,148	$2,071	$1,749	$1,709	$3,516	$3,566
Average Net Assets for the Period (in thousands)	$2,117	$1,885	$1,685	$1,752	$3,551	$3,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.53%	2.56%	2.63%	2.59%	1.89%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.24%	2.29%	2.27%	2.26%	1.64%	2.27%
Ratio of Net Investment Income/(Loss)	(2.22)%	(1.85)%	(2.15)%	(2.26)%	(1.52)%	(2.11)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.20	$9.96	$10.00	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(2)	(0.10)(2)	(0.13)(2)	(0.14)(2)	(0.13)(2)	(0.08)
Net realized and unrealized gain/(loss)	0.30	0.63	0.19	0.37	0.16	(0.10)
Total from Investment Operations	0.22	0.53	0.06	0.23	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.29)	—	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.28)	(0.29)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.14	$10.20	$9.96	$10.00	$9.85	$9.82
Total Return*	2.06%	5.38%	0.62%	2.32%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$4,838	$4,857	$4,758	$3,060	$6,170	$6,008
Average Net Assets for the Period (in thousands)	$4,942	$4,638	$3,829	$3,281	$5,964	$4,995
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.84%	1.87%	2.05%	1.96%	1.66%	3.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.41%	1.42%	1.43%	1.41%	1.39%
Ratio of Net Investment Income/(Loss)	(1.46)%	(0.97)%	(1.30)%	(1.42)%	(1.28)%	(1.23)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%	38%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.24	$10.00	$10.02	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(2)	(0.08)(2)	(0.11)(2)	(0.13)(2)	(0.11)(2)	(0.08)
Net realized and unrealized gain/(loss)	0.20	0.63	0.19	0.36	0.15	(0.09)
Total from Investment Operations	0.21	0.55	0.08	0.23	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.31)	—	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.30)	(0.31)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.15	$10.24	$10.00	$10.02	$9.87	$9.83
Total Return*	2.04%	5.51%	0.82%	2.32%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$13,643	$6,713	$2,383	$2,265	$5,727	$6,464
Average Net Assets for the Period (in thousands)	$9,348	$4,396	$2,318	$2,586	$6,201	$5,751
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.55%	1.63%	1.59%	1.50%	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.31%	1.27%	1.26%	1.25%	1.27%
Ratio of Net Investment Income/(Loss)	0.10%	(0.81)%	(1.16)%	(1.26)%	(1.13)%	(1.10)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	19

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.26	$10.01	$10.04	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(2)	(0.08)(2)	(0.11)(2)	(0.13)(2)	(0.11)(2)	(0.05)
Net realized and unrealized gain/(loss)	0.23	0.63	0.18	0.38	0.15	(0.12)
Total from Investment Operations	0.22	0.55	0.07	0.25	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.30)	—	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.30)	(0.30)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.18	$10.26	$10.01	$10.04	$9.87	$9.83
Total Return*	2.13%	5.58%	0.72%	2.52%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$78,076	$50,421	$47,367	$52,478	$57,190	$57,935
Average Net Assets for the Period (in thousands)	$58,671	$47,482	$48,364	$54,416	$57,130	$30,839
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.53%	1.62%	1.60%	1.49%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.26%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss)	(0.11)%	(0.83)%	(1.14)%	(1.24)%	(1.13)%	(1.06)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%	38%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.10	$9.89	$9.92	$9.82	$9.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(2)	(0.12)(2)	(0.12)(2)	(0.18)(2)	(0.14)(2)	(0.11)
Net realized and unrealized gain/(loss)	0.28	0.63	0.19	0.36	0.15	(0.08)
Total from Investment Operations	0.20	0.51	0.07	0.18	0.01	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.30)	—	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.24)	(0.30)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.06	$10.10	$9.89	$9.92	$9.82	$9.81
Total Return*	1.90%	5.17%	0.72%	1.82%	0.10%	(1.90)%
Net Assets, End of Period (in thousands)	$1,480	$1,453	$1,381	$1,371	$3,506	$3,502
Average Net Assets for the Period (in thousands)	$1,470	$1,425	$1,340	$1,578	$3,492	$3,548
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	2.04%	2.12%	2.07%	1.95%	3.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.64%	1.33%	1.75%	1.58%	1.76%
Ratio of Net Investment Income/(Loss)	(1.61)%	(1.21)%	(1.22)%	(1.74)%	(1.46)%	(1.60)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Consolidated Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.17	$9.95	$9.98	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	(0.10)(2)	(0.10)(2)	(0.15)(2)	(0.13)(2)	(0.11)
Net realized and unrealized gain/(loss)	0.23	0.63	0.17	0.36	0.16	(0.07)
Total from Investment Operations	0.21	0.53	0.07	0.21	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.31)	—	—	—	—
Distributions (from capital gains)	(0.14)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.29)	(0.31)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.09	$10.17	$9.95	$9.98	$9.85	$9.82
Total Return*	1.99%	5.39%	0.72%	2.12%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$5,527	$3,708	$1,579	$2,517	$3,809	$3,772
Average Net Assets for the Period (in thousands)	$4,115	$2,556	$1,689	$2,162	$3,773	$4,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.77%	1.87%	1.83%	1.75%	2.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.45%	1.18%	1.51%	1.40%	1.51%
Ratio of Net Investment Income/(Loss)	(0.39)%	(0.97)%	(1.08)%	(1.50)%	(1.28)%	(1.36)%
Portfolio Turnover Rate	0%	16%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	21

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Diversified Alternatives Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary

22	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of December 31, 2017, the Fund owns 688,356 shares of the Subsidiary, with a market value of $8,472,703. This represents 8% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

As of December 31, 2017, Subsidiary information included in the Consolidated Financial Statements is as follows:

Net assets	$ 8,472,703
Market value of investments	8,292,377
Net income/(loss)	21,781
Net realized gain/(loss)	(26,437)
Net change in unrealized appreciation/depreciation	430,870

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

Janus Investment Fund	23

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Information on the valuation of certain derivatives is contained in Note 2 below.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

24	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in the Subsidiary, will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	25

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

Restricted Cash

As of December 31, 2017, the Fund has restricted cash in the amount of $2,300,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Consolidated Statement of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

26	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Janus Investment Fund	27

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Consolidated Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that

28	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Consolidated Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Consolidated Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices or custom baskets of equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

Janus Investment Fund	29

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

30	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Consolidated Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Fund’s Consolidated Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas(c)	$10	$—	$(10)	$—
BNP Paribas	43	—	—	43
Goldman Sachs International	350,654	(86,946)	—	263,708
HSBC Securities (USA), Inc.	27,963	(27,963)	—	—

Total	$378,670	$(114,909)	$(53)	$263,708

Janus Investment Fund	31

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$24,243	$—	$—	$24,243
Goldman Sachs International	86,946	(86,946)	—	—
HSBC Securities (USA), Inc.	98,432	(27,963)	—	70,469

Total	$209,621	$(114,909)	$—	$94,712
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
(c)

This counterparty has an ISDA Master Agreement with the Fund and a separate ISDA Master Agreement with the Subsidiary. Exposure from

OTC derivatives can only be netted across transactions governed under the same ISDA Master Agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. This line item represents the amount from the Subsidiary.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

32	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary's contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Over $1 Billion	0.95

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.09% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 1.25%.If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Consolidated Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary's transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Consolidated Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement

Janus Investment Fund	33

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Consolidated Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Consolidated Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Consolidated Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the

34	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Consolidated Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $78.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $100.

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	35%	1%
Class C Shares	66	1
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	70
Class S Shares	100	1
Class T Shares	24	1

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Janus Investment Fund	35

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 108,227,469	$ 1,109	$ (13,098)	$ (11,989)

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 1,355,812	$ (721,286)	$ 634,526

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

36	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	112,365	$ 1,152,597	68,349	$ 693,334
Reinvested dividends and distributions	8,168	82,741	8,507	84,982
Shares repurchased	(16,420)	(168,615)	(141,210)	(1,426,666)
Net Increase/(Decrease)	104,113	$ 1,066,723	(64,354)	$ (648,350)
Class C Shares:
Shares sold	7,236	$ 73,065	27,955	$ 276,529
Reinvested dividends and distributions	3,245	32,353	4,041	39,641
Shares repurchased	(2,687)	(27,035)	(3,618)	(35,814)
Net Increase/(Decrease)	7,794	$ 78,383	28,378	$ 280,356
Class D Shares:
Shares sold	69,128	$ 713,581	275,006	$2,801,234
Reinvested dividends and distributions	12,180	123,867	12,801	128,390
Shares repurchased	(80,322)	(830,787)	(289,307)	(2,938,495)
Net Increase/(Decrease)	986	$ 6,661	(1,500)	$ (8,871)
Class I Shares:
Shares sold	693,977	$ 7,203,471	730,298	$7,421,286
Reinvested dividends and distributions	37,380	380,532	10,483	105,459
Shares repurchased	(42,751)	(444,242)	(323,385)	(3,287,902)
Net Increase/(Decrease)	688,606	$ 7,139,761	417,396	$4,238,843
Class N Shares:
Shares sold	2,775,201	$28,886,991	815,553	$8,243,513
Reinvested dividends and distributions	219,132	2,237,334	132,356	1,334,148
Shares repurchased	(237,494)	(2,464,641)	(763,744)	(7,791,468)
Net Increase/(Decrease)	2,756,839	$28,659,684	184,165	$1,786,193
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	3,311	33,374	4,173	41,439
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,311	$ 33,374	4,173	$ 41,439
Class T Shares:
Shares sold	259,633	$ 2,682,751	301,264	$3,042,024
Reinvested dividends and distributions	14,630	148,058	7,049	70,488
Shares repurchased	(91,087)	(936,138)	(102,214)	(1,039,377)
Net Increase/(Decrease)	183,176	$ 1,894,671	206,099	$2,073,135

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ -	$ 2,575,000	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment

Janus Investment Fund	37

Janus Henderson Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s consolidated financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s consolidated financial statements.

38	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

48	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	49

Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	51

Janus Henderson Diversified Alternatives Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

52	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

54	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Diversified Alternatives Fund

Notes

NotesPage1

56	DECEMBER 31, 2017

Janus Henderson Diversified Alternatives Fund

Notes

NotesPage2

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93018 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Dividend & Income Builder Fund (formerly named Henderson Dividend & Income Builder Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Dividend & Income Builder Fund

Janus Henderson Dividend & Income Builder Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Dividend & Income Builder Fund is a global portfolio of income-producing securities. The Fund invests primarily in dividend-paying equities, with an allocation to fixed income securities. The equity and fixed income allocation is driven by assessment of the relative attractiveness of income opportunities within each asset class and views on the broader market environment. Within the equity allocation we seek companies that pay an attractive and sustainable dividend yield with the capability to grow over the medium to long term. The fixed income allocation is used opportunistically in the 10% to 30% range as well as to seek to protect capital when the portfolio management team thinks the macro environment dictates; this allows us to seek to reduce the beta further when appropriate.

Alex Crooke co-portfolio manager	Job Curtis co-portfolio mangers	Ben Lofthouse co-portfolio manager	Jenna Barnard co-portfolio manager	John Pattullo co-portfolio manager

PERFORMANCE

The Janus Henderson Dividend & Income Builder Fund Class I Shares returned 7.38% over the 6-month reporting period ended December 31, 2017. The Fund’s primary benchmark, MSCI World IndexSM (Net), returned 10.61% and its peer group, Morningstar World Allocation category, returned 6.60%.

INVESTMENT ENVIRONMENT

Global equity markets rose throughout the period, with the MSCI World Index (Net) producing a total return of 10.61% in U.S. dollars. Within this, U.S. equities performed particularly strongly, as Republican tax reform (including a significant cut to the corporation tax rate) was successfully passed, providing a boost to U.S. corporate earnings growth expectations in 2018. European (ex-UK) markets also performed well on the back of stronger than expected economic growth, and on news that the European Central Bank’s tapering of the quantitative easing program would be less severe than consensus believed.

During the period, sector performance diverged widely; cyclical sectors such as materials, energy and information technology performed strongly while on the whole defensive sectors such as consumer staples lagged. This divergence in performance was, we think, for two (not unrelated) reasons – largely resilient global economic data and a rise in global commodity prices.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the MSCI World Index (Net), during the period; however the Fund met its income growth objectives. Lagging relative performance was primarily a result of the Fund’s allocation to the fixed income sub-portfolio (which returned positive performance on an absolute basis but was a drag relative to the to the equity benchmark) as bond yields rose.

By region, the Fund’s overweight position in Europe (including UK) was a positive contributor to performance. However this was offset by the Fund’s underweight positions in the U.S. and Japan (both of which performed strongly). The U.S. and Japan are lower-yielding markets and the Fund maintains a structural underweight position in them.

By sector, the Fund’s defensive bias was a detractor as the market favored cyclicals over the period. More broadly at the sector level the Fund’s overweight in the energy sector was a positive contributor to returns. The Fund increased its energy position over the last year to an overweight position on the back of an improvement in

Janus Investment Fund	1

Janus Henderson Dividend & Income Builder Fund (unaudited)

cash flows for the sector which has increased dividend cover. The recent increase in the oil price further supports the investment case, and we believe there is scope for dividend yields to compress as the market gains confidence in the sustainability of dividend payments.

Among the largest relative detractors by sector was the Fund’s underweight position to the information technology sector as a number of low dividend yield shares such as Apple and Alphabet (which the Fund does not own) performed strongly.

Please see the Derivative Instruments section in the "notes to financial statements" for a discussion of derivatives used by the Fund.

OUTLOOK

The Fund remains quite defensively positioned, with overweight positions in sectors including telecommunication services and consumer staples (food, beverage and tobacco). This is partly as a result of the high income objectives of the Fund, as these more defensive sectors tend to have more stable free cash flow generation that lends itself well to paying an attractive dividend to shareholders. It is also a factor of current valuation levels. As the global economy is growing well, cyclical sectors performed strongly in 2017 and we are tending to find better value among defensive sectors.

Within the global bond market, the default environment remains benign although the range and speed of industry disruptions is something we continue to pay close attention to. Against this backdrop we retain a focus on seeking out quality businesses with sustainable cash flows. We expect coupons to provide the main source of returns for the fixed income portfolio going forward.

Thank you for your investment in Janus Henderson Dividend & Income Builder Fund.

2	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	0.85%	General Electric Co	-0.33%
	Royal Dutch Shell PLC	0.53%	Wells Fargo & Co	-0.14%
	Deutsche Post AG	0.52%	Philip Morris International Inc	-0.10%
	BP PLC	0.47%	Hanesbrands Inc.	-0.09%
	Chevron Corp	0.46%	Nielsen Holdings PLC	-0.09%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Energy	0.66%	8.21%	6.13%
	Health Care	0.34%	9.78%	12.19%
	Real Estate	0.21%	4.72%	3.17%
	Utilities	0.19%	2.89%	3.17%
	Telecom Services	0.09%	6.17%	2.86%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.71%	5.83%	0.00%
	Industrials	-0.61%	12.21%	11.46%
	Consumer Staples	-0.49%	11.69%	9.23%
	Financials	-0.40%	18.54%	18.03%
	Consumer Discretionary	-0.29%	8.24%	12.18%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.0%
Pfizer Inc
Pharmaceuticals	2.2%
RELX NV
Professional Services	2.1%
Chevron Corp
Oil, Gas & Consumable Fuels	1.8%
Deutsche Post AG
Air Freight & Logistics	1.8%
10.9%

Asset Allocation - (% of Net Assets)
Common Stocks	80.3%
Corporate Bonds	15.7%
Investment Companies	3.6%
Other	0.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

4	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.30%	17.48%	8.60%	9.26%	1.30%	1.15%
Class A Shares at MOP	1.13%	11.61%	7.49%	8.22%
Class C Shares at NAV	6.94%	16.61%	7.78%	8.44%	2.07%	1.92%
Class C Shares at CDSC	5.94%	15.61%	7.78%	8.44%
Class D Shares(1)	7.39%	17.62%	8.74%	9.39%	1.15%	1.00%
Class I Shares	7.38%	17.78%	8.85%	9.50%	1.09%	0.94%
Class N Shares	7.45%	17.66%	8.75%	9.41%	1.15%	1.00%
Class S Shares	7.24%	17.28%	8.37%	9.03%	1.50%	1.35%
Class T Shares	7.30%	17.47%	8.62%	9.28%	1.25%	1.10%
MSCI World Index (Net)	10.61%	22.40%	11.64%	12.31%
MSCI World Index (Gross)	10.86%	23.07%	12.26%	12.94%
Morningstar Quartile - Class I Shares	-	1st	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	69/459	22/391	15/388

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least November 1, 2018.

Janus Investment Fund	5

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions..

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

6	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI World Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI World Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – August 1, 2012

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Dividend & Income Builder Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,073.00	$5.96	$1,000.00	$1,019.46	$5.80	1.14%
Class C Shares	$1,000.00	$1,069.40	$9.91	$1,000.00	$1,015.63	$9.65	1.90%
Class D Shares	$1,000.00	$1,073.90	$5.23	$1,000.00	$1,020.16	$5.09	1.00%
Class I Shares	$1,000.00	$1,073.80	$4.81	$1,000.00	$1,020.57	$4.69	0.92%
Class N Shares	$1,000.00	$1,074.50	$4.55	$1,000.00	$1,020.82	$4.43	0.87%
Class S Shares	$1,000.00	$1,072.40	$6.27	$1,000.00	$1,019.16	$6.11	1.20%
Class T Shares	$1,000.00	$1,073.00	$5.80	$1,000.00	$1,019.61	$5.65	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – 15.7%
Banking – 2.1%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%µ	$1,000,000	$1,150,701
HBOS Capital Funding LP, 6.8500%µ	100,000	102,345
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.2700%, 6.6570%µ	546,000	638,820
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	500,000	550,503
Wachovia Capital Trust III, ICE LIBOR USD 3 Month + 0.9300%, 5.5698%µ	1,000,000	1,007,500
		3,449,869
Capital Goods – 1.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	600,000	612,000
Berry Global Inc, 5.1250%, 7/15/23	1,000,000	1,040,000
Crown Americas LLC / Crown Americas Capital Corp IV, 4.5000%, 1/15/23	1,000,000	1,015,000
Sealed Air Corp, 5.2500%, 4/1/23	200,000	213,000
		2,880,000
Communications – 2.3%
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27	1,000,000	1,027,500
Sirius XM Radio Inc, 6.0000%, 7/15/24	1,000,000	1,057,500
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 5.0000%, 1/15/25	500,000	511,250
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	1,000,000	1,020,000
		3,616,250
Consumer Cyclical – 1.9%
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	1,000,000	1,001,210
International Game Technology PLC, 6.2500%, 2/15/22	1,000,000	1,077,500
Service Corp International/US, 8.0000%, 11/15/21	200,000	233,750
Service Corp International/US, 5.3750%, 5/15/24	700,000	737,625
		3,050,085
Consumer Non-Cyclical – 3.2%
Altria Group Inc, 5.3750%, 1/31/44	125,000	151,931
Aramark Services Inc, 5.1250%, 1/15/24	715,000	750,392
Aramark Services Inc, 4.7500%, 6/1/26	291,000	295,365
HCA Inc, 5.2500%, 6/15/26	1,000,000	1,060,000
Imperial Brands Finance PLC, 4.2500%, 7/21/25	1,000,000	1,048,298
Johnson & Johnson, 2.9000%, 1/15/28	1,000,000	1,001,173
PepsiCo Inc, 4.4500%, 4/14/46	700,000	794,701
		5,101,860
Insurance – 1.2%
Prudential PLC, 5.2500%µ	900,000	915,750
UnitedHealth Group Inc, 2.9500%, 10/15/27	1,000,000	996,773
		1,912,523
Technology – 3.2%
Apple Inc, 3.3500%, 2/9/27	1,000,000	1,024,086
Equinix Inc, 5.3750%, 4/1/23	600,000	620,400
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	1,000,000	1,000,000
Microsoft Corp, 3.3000%, 2/6/27	1,000,000	1,031,211
Oracle Corp, 3.9000%, 5/15/35	700,000	740,990
VMware Inc, 3.9000%, 8/21/27	708,000	714,508
		5,131,195
Total Corporate Bonds (cost $24,860,441)		25,141,782
Common Stocks – 80.3%
Aerospace & Defense – 0.8%
BAE Systems PLC	156,389	1,202,598
Air Freight & Logistics – 1.8%
Deutsche Post AG	59,685	2,834,983
Auto Components – 0.6%
GKN PLC	214,382	920,357
Automobiles – 3.5%
General Motors Co	30,908	1,266,919
Renault SA	24,305	2,442,543

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Automobiles – (continued)
Toyota Motor Corp	30,500	$1,953,351
		5,662,813
Banks – 9.4%
Bank of China Ltd	2,345,000	1,150,746
BAWAG Group AG*	25,889	1,380,887
BNP Paribas SA	32,176	2,399,195
ING Groep NV	129,659	2,385,537
JPMorgan Chase & Co	12,130	1,297,182
Mitsubishi UFJ Financial Group Inc	325,500	2,388,641
Nordea Bank AB	163,194	1,975,809
Swedbank AB	82,377	1,983,943
		14,961,940
Beverages – 3.6%
Carlsberg A/S	10,340	1,238,727
Coca-Cola Co	29,484	1,352,726
Coca-Cola European Partners PLC	27,051	1,077,982
Diageo PLC	57,951	2,120,504
		5,789,939
Capital Markets – 3.0%
Blackstone Group LP	50,546	1,618,483
Credit Suisse Group AG*	43,824	780,281
Natixis SA	301,794	2,387,155
		4,785,919
Chemicals – 1.6%
Agrium Inc	11,093	1,275,695
DowDuPont Inc	17,859	1,271,918
		2,547,613
Commercial Services & Supplies – 1.8%
Prosegur Cash SA	541,107	1,735,767
Societe BIC SA	9,933	1,092,113
		2,827,880
Communications Equipment – 1.2%
Cisco Systems Inc	50,091	1,918,485
Diversified Financial Services – 1.3%
Standard Life Aberdeen PLC	349,702	2,059,808
Diversified Telecommunication Services – 3.4%
Bezeq The Israeli Telecommunication Corp Ltd	407,867	617,421
Deutsche Telekom AG	96,370	1,708,876
Orange SA	102,659	1,781,210
Verizon Communications Inc	26,116	1,382,320
		5,489,827
Electric Utilities – 2.2%
Enel SpA	319,508	1,963,649
SSE PLC	90,121	1,605,171
		3,568,820
Energy Equipment & Services – 0.9%
Tenaris SA	91,316	1,441,271
Equity Real Estate Investment Trusts (REITs) – 2.4%
Crown Castle International Corp	12,404	1,376,968
Eurocommercial Properties NV	24,691	1,075,432
ICADE	14,193	1,394,820
		3,847,220
Food Products – 0.8%
Nestle SA	14,404	1,238,084
Health Care Equipment & Supplies – 1.0%
Medtronic PLC	20,573	1,661,270
Hotels, Restaurants & Leisure – 0.9%
Las Vegas Sands Corp	19,599	1,361,935

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Industrial Conglomerates – 3.0%
CK Hutchison Holdings Ltd	118,000	$1,481,535
General Electric Co	42,449	740,735
Siemens AG	18,866	2,617,319
		4,839,589
Insurance – 2.3%
AXA SA	44,379	1,315,164
Prudential PLC	90,737	2,332,416
		3,647,580
Media – 1.5%
ITV PLC	428,585	954,017
NOS SGPS SA	222,748	1,464,406
		2,418,423
Metals & Mining – 1.1%
Rio Tinto PLC	34,480	1,819,407
Oil, Gas & Consumable Fuels – 7.3%
BP PLC	398,856	2,812,397
Chevron Corp	23,207	2,905,284
Royal Dutch Shell PLC	83,524	2,785,094
Snam SpA	126,125	617,462
TOTAL SA	44,644	2,462,944
		11,583,181
Paper & Forest Products – 1.0%
UPM-Kymmene OYJ	52,995	1,644,146
Personal Products – 1.0%
Unilever NV	28,900	1,623,528
Pharmaceuticals – 7.5%
Bayer AG	18,399	2,288,096
Johnson & Johnson	7,650	1,068,858
Novartis AG	24,689	2,087,787
Novo Nordisk A/S	20,566	1,105,537
Pfizer Inc	96,468	3,494,071
Roche Holding AG	7,803	1,974,222
		12,018,571
Professional Services – 2.1%
RELX NV	144,325	3,317,461
Real Estate Management & Development – 0.6%
Nexity SA*	16,810	1,000,427
Semiconductor & Semiconductor Equipment – 2.2%
Maxim Integrated Products Inc	25,442	1,330,108
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	55,566	2,203,192
		3,533,300
Software – 3.0%
Microsoft Corp	56,288	4,814,876
Specialty Retail – 0.7%
Best Buy Co Inc	15,274	1,045,811
Technology Hardware, Storage & Peripherals – 0.9%
HP Inc	66,860	1,404,729
Textiles, Apparel & Luxury Goods – 1.1%
Hanesbrands Inc	46,461	971,500
Pandora A/S	6,577	715,911
		1,687,411
Tobacco – 4.0%
British American Tobacco PLC	19,540	1,318,511
Imperial Brands PLC	59,422	2,538,913
Japan Tobacco Inc	42,000	1,352,921
Philip Morris International Inc	10,609	1,120,841
		6,331,186

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Wireless Telecommunication Services – 0.8%
Vodafone Group PLC	397,978	$1,257,000
Total Common Stocks (cost $109,723,810)		128,107,388
Investment Companies – 3.6%
Money Markets – 3.6%
Fidelity Investments Money Market Treasury Portfolio, 1.1400%ºº (cost $5,735,114)	5,735,114	5,735,114
Total Investments (total cost $140,319,365) – 99.6%		158,984,284
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		596,411
Net Assets – 100%		$159,580,695

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$58,752,248	37.0%
United Kingdom	28,132,610	17.7
France	16,275,571	10.2
Germany	9,960,524	6.3
Netherlands	9,479,940	6.0
Switzerland	6,080,374	3.8
Japan	5,694,913	3.6
Italy	4,022,382	2.5
Sweden	3,959,752	2.5
Denmark	3,060,175	1.9
Taiwan	2,203,192	1.4
Spain	1,735,767	1.1
Finland	1,644,146	1.0
Hong Kong	1,481,535	0.9
Portugal	1,464,406	0.9
Austria	1,380,887	0.9
Canada	1,275,695	0.8
China	1,150,746	0.7
Israel	617,421	0.4
Ireland	612,000	0.4

Total	$158,984,284	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	1/22/18	(5,277,849)	$7,060,167	$(69,775)
Euro	1/22/18	(7,099,267)	8,397,972	(130,626)
Total				$(200,401)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

Currency Contracts

Liability Derivatives:
Forward foreign currency exchange contracts	$200,401

The following table provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(526,337)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 74,036

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Forward foreign currency exchange contracts, sold	$15,386,960

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $3,633,210, which represents 2.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

14	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$25,141,782	$-
Common Stocks
Aerospace & Defense	-	1,202,598	-
Air Freight & Logistics	-	2,834,983	-
Auto Components	-	920,357	-
Automobiles	1,266,919	4,395,894	-
Banks	1,297,182	13,664,758	-
Beverages	2,430,708	3,359,231	-
Capital Markets	1,618,483	3,167,436	-
Commercial Services & Supplies	-	2,827,880	-
Diversified Financial Services	-	2,059,808	-
Diversified Telecommunication Services	1,382,320	4,107,507	-
Electric Utilities	-	3,568,820	-
Energy Equipment & Services	-	1,441,271	-
Equity Real Estate Investment Trusts (REITs)	1,376,968	2,470,252	-
Food Products	-	1,238,084	-
Industrial Conglomerates	740,735	4,098,854	-
Insurance	-	3,647,580	-
Media	-	2,418,423	-
Metals & Mining	-	1,819,407	-
Oil, Gas & Consumable Fuels	2,905,284	8,677,897	-
Paper & Forest Products	-	1,644,146	-
Personal Products	-	1,623,528	-
Pharmaceuticals	4,562,929	7,455,642	-
Professional Services	-	3,317,461	-
Real Estate Management & Development	-	1,000,427	-
Textiles, Apparel & Luxury Goods	971,500	715,911	-
Tobacco	1,120,841	5,210,345	-
Wireless Telecommunication Services	-	1,257,000	-
All Other	18,288,019	-	-
Investment Companies	5,735,114	-	-
Total Assets	$43,697,002	$115,287,282	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$200,401	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$158,984,284
Cash	13
Cash denominated in foreign currency(2)	47,735
Non-interested Trustees' deferred compensation	3,045
Receivables:
Fund shares sold	436,157
Interest	310,363
Dividends	148,622
Foreign tax reclaims	145,328
Other assets	7,881
Total Assets	160,083,428
Liabilities:
Forward foreign currency exchange contracts	200,401
Payables:	—
Fund shares repurchased	125,797
Advisory fees	97,602
12b-1 Distribution and shareholder servicing fees	33,719
Professional fees	17,185
Transfer agent fees and expenses	15,766
Non-interested Trustees' deferred compensation fees	3,045
Custodian fees	1,891
Fund administration fees	1,066
Non-interested Trustees' fees and expenses	815
Accrued expenses and other payables	5,446
Total Liabilities	502,733
Net Assets	$159,580,695

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$140,520,104
Undistributed net investment income/(loss)	398,594
Undistributed net realized gain/(loss) from investments and foreign currency transactions	196,451
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	18,465,546
Total Net Assets	$159,580,695
Net Assets - Class A Shares	$27,802,129
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,029,487
Net Asset Value Per Share(3)	$13.70
Maximum Offering Price Per Share(4)	$14.54
Net Assets - Class C Shares	$31,922,018
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,356,721
Net Asset Value Per Share(3)	$13.55
Net Assets - Class D Shares	$4,507,036
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	329,205
Net Asset Value Per Share	$13.69
Net Assets - Class I Shares	$91,650,137
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,689,698
Net Asset Value Per Share	$13.70
Net Assets - Class N Shares	$633,915
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,380
Net Asset Value Per Share	$13.67
Net Assets - Class S Shares	$52,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,865
Net Asset Value Per Share	$13.69
Net Assets - Class T Shares	$3,012,550
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	220,139
Net Asset Value Per Share	$13.68

(1) Includes cost of $140,319,365.

(2) Includes cost of $47,735.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Dividend & Income Builder Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends	$1,651,767
Interest	493,234
Other income	29,388
Foreign tax withheld	(85,326)
Total Investment Income	2,089,063
Expenses:
Advisory fees	547,420
12b-1Distribution and shareholder servicing fees:
Class A Shares	32,869
Class C Shares	156,693
Class S Shares	55
Transfer agent administrative fees and expenses:
Class D Shares	1,133
Class S Shares	64
Class T Shares	1,002
Transfer agent networking and omnibus fees:
Class A Shares	4,616
Class C Shares	8,052
Class I Shares	28,898
Other transfer agent fees and expenses:
Class A Shares	1,448
Class C Shares	1,780
Class D Shares	236
Class I Shares	1,924
Class N Shares	30
Class T Shares	11
Registration fees	26,124
Professional fees	25,374
Fund administration fees	5,878
Shareholder reports expense	5,419
Custodian fees	3,430
Non-interested Trustees’ fees and expenses	598
Other expenses	10,967
Total Expenses	864,021
Less: Excess Expense Reimbursement and Waivers	(5,827)
Net Expenses	858,194
Net Investment Income/(Loss)	1,230,869
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,300,960
Forward foreign currency exchange contracts	(526,337)
Total Net Realized Gain/(Loss) on Investments	774,623
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	8,054,033
Forward foreign currency exchange contracts	74,036
Total Change in Unrealized Net Appreciation/Depreciation	8,128,069
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,133,561

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017	Period ended June 30, 2017(1)(2)	Year ended July 31, 2016(3)(4)

Operations:
Net investment income/(loss)	$1,230,869	$4,140,712	$2,864,282
Net realized gain/(loss) on investments	774,623	1,660,388	(1,888,832)
Change in unrealized net appreciation/depreciation	8,128,069	6,376,130	2,134,525
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,133,561	12,177,230	3,109,975
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(352,827)	(821,245)	(868,814)
Class C Shares	(342,027)	(693,252)	(547,913)
Class D Shares	(32,539)	(3,726)	N/A
Class I Shares	(1,231,935)	(2,076,324)	(1,120,978)
Class N Shares	(5,781)	(7,195)	(8,044)
Class S Shares	(660)	(466)	N/A
Class T Shares	(13,941)	(565)	N/A
Net Decrease from Dividends and Distributions to Shareholders	(1,979,710)	(3,602,773)	(2,545,749)
Capital Share Transactions:
Class A Shares	492,579	(16,630,544)	24,280,254
Class C Shares	(481,348)	(4,742,089)	19,255,636
Class D Shares	3,950,400	479,492	N/A
Class I Shares	8,223,352	27,280,884	22,396,737
Class N Shares	569,669	(370,933)	394,912
Class S Shares	660	50,476	N/A
Class T Shares	2,916,282	60,575	N/A
Net Increase/(Decrease) from Capital Share Transactions	15,671,594	6,127,861	66,327,539
Net Increase/(Decrease) in Net Assets	23,825,445	14,702,318	66,891,765
Net Assets:
Beginning of period	135,755,250	121,052,932	54,161,167
End of period	$159,580,695	$135,755,250	$121,052,932

Undistributed Net Investment Income/(Loss)	$398,594	$1,147,435	$606,452

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(4) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.38
Net realized and unrealized gain/(loss)	0.82	0.75
Total from Investment Operations	0.94	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.35)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.18)	(0.35)
Net Asset Value, End of Period	$13.70	$12.94
Total Return*	7.30%	9.44%
Net Assets, End of Period (in thousands)	$27,802	$25,824
Average Net Assets for the Period (in thousands)	$26,212	$29,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.23%
Ratio of Net Investment Income/(Loss)	1.72%	3.36%
Portfolio Turnover Rate	18%	55%

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$12.81	$12.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.30
Net realized and unrealized gain/(loss)	0.83	0.73
Total from Investment Operations	0.89	1.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.27)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.15)	(0.27)
Net Asset Value, End of Period	$13.55	$12.81
Total Return*	6.94%	8.62%
Net Assets, End of Period (in thousands)	$31,922	$30,671
Average Net Assets for the Period (in thousands)	$31,244	$32,821
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.91%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.90%	2.01%
Ratio of Net Investment Income/(Loss)	0.95%	2.68%
Portfolio Turnover Rate	18%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014		2013(1)
Net Asset Value, Beginning of Period	$12.50	$12.57	$11.40		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.35	0.40		0.33
Net realized and unrealized gain/(loss)	(0.40)(3)	0.11	1.10		1.33
Total from Investment Operations	—	0.46	1.50		1.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.33)	(0.31)		(0.26)
Distributions (from capital gains)	—	(0.20)	(0.02)		—
Total Dividends and Distributions	(0.34)	(0.53)	(0.33)		(0.26)
Net Asset Value, End of Period	$12.16	$12.50	$12.57		$11.40
Total Return*	0.19%	3.81%	13.26%		16.79%
Net Assets, End of Period (in thousands)	$40,869	$15,959	$14,308		$1,891
Average Net Assets for the Period (in thousands)	$30,357	$15,010	$12,099		$327
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%(4)	1.46%	1.94%		7.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%(5)	1.30%	1.30%		1.30%
Ratio of Net Investment Income/(Loss)	3.37%(6)	2.84%	3.20%		2.98%
Portfolio Turnover Rate	39%	26%	78%		188%
				1

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$12.40	$12.49	$11.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.30	0.26	0.30	0.25
Net realized and unrealized gain/(loss)	(0.39)(3)	0.10	1.10	1.33
Total from Investment Operations	(0.09)	0.36	1.40	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.25)	(0.24)	(0.23)
Distributions (from capital gains)	—	(0.20)	(0.02)	—
Total Dividends and Distributions	(0.26)	(0.45)	(0.26)	(0.23)
Net Asset Value, End of Period	$12.05	$12.40	$12.49	$11.35
Total Return*	(0.58)%	3.00%	12.45%	15.94%
Net Assets, End of Period (in thousands)	$33,327	$13,846	$4,525	$463
Average Net Assets for the Period (in thousands)	$24,477	$10,077	$2,561	$128
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%(4)	2.23%	2.68%	8.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.03%(5)	2.05%	2.05%	2.05%
Ratio of Net Investment Income/(Loss)	2.55%(6)	2.15%	2.38%	2.32%
Portfolio Turnover Rate	39%	26%	78%	188%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2012 (inception date) through July 31, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund..

(5) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(6) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.04
Net realized and unrealized gain/(loss)	0.83	(0.17)(3)
Total from Investment Operations	0.95	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.12)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.19)	(0.12)
Net Asset Value, End of Period	$13.69	$12.93
Total Return*	7.39%	0.96%
Net Assets, End of Period (in thousands)	$4,507	$472
Average Net Assets for the Period (in thousands)	$1,854	$343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.05%
Ratio of Net Investment Income/(Loss)	1.78%	4.27%
Portfolio Turnover Rate	18%	55%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(4)
Net Asset Value, Beginning of Period	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.45
Net realized and unrealized gain/(loss)	0.82	0.71
Total from Investment Operations	0.95	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.38)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.19)	(0.38)
Net Asset Value, End of Period	$13.70	$12.94
Total Return*	7.38%	9.70%
Net Assets, End of Period (in thousands)	$91,650	$78,630
Average Net Assets for the Period (in thousands)	$84,973	$66,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.00%
Ratio of Net Investment Income/(Loss)	1.93%	3.97%
Portfolio Turnover Rate	18%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$12.49	$12.57	$11.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.39	0.44	0.46
Net realized and unrealized gain/(loss)	(0.37)(3)	0.09	1.09	1.22
Total from Investment Operations	0.03	0.48	1.53	1.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.36)	(0.33)	(0.29)
Distributions (from capital gains)	—	(0.20)	(0.02)	—
Total Dividends and Distributions	(0.36)	(0.56)	(0.35)	(0.29)
Net Asset Value, End of Period	$12.16	$12.49	$12.57	$11.39
Total Return*	0.48%	3.97%	13.56%	17.01%
Net Assets, End of Period (in thousands)	$46,454	$24,356	$8,156	$1,463
Average Net Assets for the Period (in thousands)	$36,087	$14,987	$4,251	$1,982
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(4)	1.24%	1.66%	7.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(5)	1.05%	1.05%	1.05%
Ratio of Net Investment Income/(Loss)	3.37%(6)	3.13%	3.50%	4.18%
Portfolio Turnover Rate	39%	26%	78%	188%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2012 (inception date) through July 31, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund..

(5) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(6) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$12.91	$12.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.40
Net realized and unrealized gain/(loss)	0.84	0.73
Total from Investment Operations	0.96	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.39)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.20)	(0.39)
Net Asset Value, End of Period	$13.67	$12.91
Total Return*	7.45%	9.44%
Net Assets, End of Period (in thousands)	$634	$50
Average Net Assets for the Period (in thousands)	$289	$281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	1.06%
Ratio of Net Investment Income/(Loss)	1.83%	3.58%
Portfolio Turnover Rate	18%	55%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(3)
Net Asset Value, Beginning of Period	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.03
Net realized and unrealized gain/(loss)	0.82	(0.16)(4)
Total from Investment Operations	0.93	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.12)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.17)	(0.12)
Net Asset Value, End of Period	$13.69	$12.93
Total Return*	7.24%	0.97%
Net Assets, End of Period (in thousands)	$53	$49
Average Net Assets for the Period (in thousands)	$51	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.44%
Ratio of Net Investment Income/(Loss)	1.65%	3.22%
Portfolio Turnover Rate	18%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$11.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.28
Net realized and unrealized gain/(loss)	0.17
Total from Investment Operations	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.23)
Net Asset Value, End of Period	$12.17
Total Return*	3.93%
Net Assets, End of Period (in thousands)	$403
Average Net Assets for the Period (in thousands)	$406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%(4)
Ratio of Net Investment Income/(Loss)	3.51%(5)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund..

(4) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.03
Net realized and unrealized gain/(loss)	0.83	(0.16)(3)
Total from Investment Operations	0.94	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.12)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.19)	(0.12)
Net Asset Value, End of Period	$13.68	$12.93
Total Return*	7.30%	0.96%
Net Assets, End of Period (in thousands)	$3,013	$59
Average Net Assets for the Period (in thousands)	$780	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.19%
Ratio of Net Investment Income/(Loss)	1.79%	3.48%
Portfolio Turnover Rate	18%	55%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (fomerly named Henderson Dividend & Income Builder Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares)) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	27

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

28	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $64,407,131 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	29

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

30	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward

Janus Investment Fund	31

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone

32	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

Janus Investment Fund	33

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$200,401	$—	$—	$200,401

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

34	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Prior to the Reorganization, HGINA engaged Henderson Investment Management Limited (“HIML”) to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.30%, 2.05%, 1.05%, and 1.05% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	35

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, an annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief

36	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $10,246.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $154.

Janus Investment Fund	37

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	1		-*
Class I Shares	-*		-*
Class N Shares	8		-*
Class S Shares	100		-*
Class T Shares	2		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the period ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ -	$ (875,255)	$ (875,255)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 140,337,619	$20,591,791	$ (1,945,126)	$ 18,646,665

38	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ -	$ (200,401)	$ (200,401)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended December 31, 2017		Period ended June 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	174,206	$ 2,350,723	754,911	$ 9,122,480
Reinvested dividends and distributions	25,058	338,243	61,530	760,901
Shares repurchased	(165,112)	(2,196,387)	(2,181,055)	(26,513,925)
Net Increase/(Decrease)	34,152	$ 492,579	(1,364,614)	$(16,630,544)
Class C Shares:
Shares sold	241,480	$ 3,209,137	834,857	$ 9,909,376
Reinvested dividends and distributions	22,752	303,621	50,464	619,971
Shares repurchased	(301,000)	(3,994,106)	(1,257,449)	(15,271,436)
Net Increase/(Decrease)	(36,768)	$ (481,348)	(372,128)	$ (4,742,089)
Class D Shares:
Shares sold	311,725	$ 4,206,214	36,199	$ 475,766
Reinvested dividends and distributions	2,377	32,248	287	3,726
Shares repurchased	(21,383)	(288,062)	-	-
Net Increase/(Decrease)	292,719	$ 3,950,400	36,486	$ 479,492
Class I Shares:
Shares sold	904,363	$12,123,014	4,236,743	$ 51,301,987
Reinvested dividends and distributions	89,336	1,206,154	159,418	1,982,927
Shares repurchased	(380,793)	(5,105,816)	(2,138,860)	(26,004,030)
Net Increase/(Decrease)	612,906	$ 8,223,352	2,257,301	$ 27,280,884
Class N Shares:
Shares sold	43,304	$ 580,318	8,803	$ 110,868
Reinvested dividends and distributions	429	5,781	592	7,195
Shares repurchased	(1,209)	(16,430)	(38,651)	(488,996)
Net Increase/(Decrease)	42,524	$ 569,669	(29,256)	$ (370,933)
Class S Shares:
Shares sold	-	$ -	3,780	$ 50,010
Reinvested dividends and distributions	49	660	36	466
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	49	$ 660	3,816	$ 50,476
Class T Shares:
Shares sold	214,687	$ 2,904,473	4,543	$ 60,010
Reinvested dividends and distributions	1,023	13,941	43	565
Shares repurchased	(157)	(2,132)	-	-
Net Increase/(Decrease)	215,553	$ 2,916,282	4,586	$ 60,575
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

Janus Investment Fund	39

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Period ended July 31, 2016(1)	Shares	Amount

Class A Shares:
Shares sold	2,785,583	$32,547,025
Reinvested dividends and distributions	70,083	802,945
Shares repurchased	(772,776)	(9,069,716)
Net Increase/(Decrease)	2,082,890	$24,280,254
Class C Shares:
Shares sold	2,400,976	$27,918,336
Reinvested dividends and distributions	42,557	482,691
Shares repurchased	(794,960)	(9,145,391)
Net Increase/(Decrease)	1,648,573	$19,255,636
Class I Shares:
Shares sold	3,995,617	$47,186,699
Reinvested dividends and distributions	93,605	1,071,929
Shares repurchased	(2,219,176)	(25,861,891)
Net Increase/(Decrease)	1,870,046	$22,396,737
Class N Shares:
Shares sold	37,520	$ 447,689
Reinvested dividends and distributions	696	8,044
Shares repurchased	(5,104)	(60,821)
Net Increase/(Decrease)	33,112	$ 394,912
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$40,750,100	$ 25,037,571	$ -	$ -

For the period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$73,955,864	$ 68,221,543	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

40	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

52	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

54	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

56	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage1

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Notes

NotesPage2

60	DECEMBER 31, 2017

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93075 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2017, Janus Henderson Emerging Markets Managed Volatility Fund returned 15.44% for its Class I Shares. This compares to the 15.92% return posted by the MSCI Emerging Markets Index℠, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI Emerging Markets Index posted a strong return of 15.92% for the six-month period ending December 31, 2017. Janus Henderson Emerging Markets Managed Volatility Fund underperformed the MSCI Emerging Markets Index over the period and generated a return of 15.44%.

The Fund’s defensive positioning acted as a headwind to relative performance as investors’ risk appetites continued to increase in the emerging equity markets. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period, higher beta stocks outperformed lower beta stocks as well as the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks detracted from the Fund’s relative return for the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s overall active sector positioning also detracted from relative performance during the period. Specifically, an average underweight to the information technology sector, as well as an average overweight allocation to the telecommunication services sector, detracted from the Fund’s relative performance during the period. However, an overall positive selection effect offset some of the adverse sector positioning and contributed to the Fund’s relative performance during the period, especially within the real estate and consumer discretionary sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk

Janus Investment Fund	1

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Emerging Markets Managed Volatility Fund.

2	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Chunghwa Telecom Co Ltd
Diversified Telecommunication Services	3.0%
Airports of Thailand PCL
Transportation Infrastructure	1.5%
CSPC Pharmaceutical Group Ltd
Pharmaceuticals	1.4%
Public Bank Bhd
Banks	1.3%
ANTA Sports Products Ltd
Textiles, Apparel & Luxury Goods	1.3%
8.5%

Asset Allocation - (% of Net Assets)
Common Stocks	97.3%
Preferred Stocks	0.9%
Other	1.8%
100.0%

Emerging markets comprised 97.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017				per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	15.32%	34.16%	7.38%	7.62%	1.30%
Class A Shares at MOP	8.68%	26.43%	5.31%
Class C Shares at NAV	14.86%	33.24%	6.56%	8.20%	2.04%
Class C Shares at CDSC	13.86%	32.24%	6.56%
Class D Shares(1)	15.41%	34.40%	7.49%	6.98%	1.22%
Class I Shares	15.44%	34.57%	7.64%	7.71%	1.12%
Class N Shares	14.50%	28.64%	0.64%	7.65%	1.06%
Class S Shares	15.30%	34.13%	7.27%	7.92%	1.56%
Class T Shares	15.37%	34.34%	7.51%	7.76%	1.31%
MSCI Emerging Markets Index	15.92%	37.28%	10.52%
Morningstar Quartile - Class I Shares	-	3rd	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	465/847	540/726

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

4	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

The expense ratios for Class N Shares are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributionsand do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 17, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)*	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,153.20	$7.33	$1,000.00	$1,018.40	$6.87	1.35%
Class C Shares	$1,000.00	$1,148.60	$11.21	$1,000.00	$1,014.77	$10.51	2.07%
Class D Shares	$1,000.00	$1,154.10	$6.46	$1,000.00	$1,019.21	$6.06	1.19%
Class I Shares	$1,000.00	$1,154.40	$6.62	$1,000.00	$1,019.06	$6.21	1.22%
Class N Shares	$1,000.00	$1,145.00	$4.36	$1,000.00	$1,020.21	$5.04	0.99%
Class S Shares	$1,000.00	$1,153.00	$7.76	$1,000.00	$1,018.00	$7.27	1.43%
Class T Shares	$1,000.00	$1,153.70	$6.46	$1,000.00	$1,019.21	$6.06	1.19%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (August 4, 2017 to December 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 150/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – 97.3%
Aerospace & Defense – 0.1%
Embraer SA	900	$5,368
Auto Components – 1.0%
Bharat Forge Ltd	733	8,394
Hanon Systems	528	6,843
Hyundai Mobis Co Ltd*	34	8,359
Motherson Sumi Systems Ltd	10,360	61,582
		85,178
Automobiles – 3.2%
Bajaj Auto Ltd	77	4,015
Brilliance China Automotive Holdings Ltd	22,000	58,452
BYD Co Ltd	1,000	8,680
Dongfeng Motor Group Co Ltd	26,000	31,473
Geely Automobile Holdings Ltd	21,000	72,058
Guangzhou Automobile Group Co Ltd	4,000	9,449
Hero MotoCorp Ltd	425	25,197
Maruti Suzuki India Ltd	428	65,146
		274,470
Banks – 17.2%
Abu Dhabi Commercial Bank PJSC	2,544	4,709
Banco de Chile	345,977	55,473
Banco de Credito e Inversiones	167	11,618
Banco Santander Chile	885,414	69,386
Bancolombia SA	889	8,926
Bank Central Asia Tbk PT	41,600	67,068
Bank Mandiri Persero Tbk PT	18,400	10,839
Bank Negara Indonesia Persero Tbk PT	52,400	38,196
Bank of the Philippine Islands	1,950	4,219
Bank Rakyat Indonesia Persero Tbk PT	159,000	42,576
BDO Unibank Inc	2,270	7,456
Capitec Bank Holdings Ltd	58	5,153
Chang Hwa Commercial Bank Ltd	47,250	26,280
China Development Financial Holding Corp	48,000	16,341
China Merchants Bank Co Ltd	5,500	21,887
CIMB Group Holdings Bhd	43,400	70,188
Credicorp Ltd	300	62,229
CTBC Financial Holding Co Ltd	21,240	14,614
Dubai Islamic Bank PJSC	10,710	18,042
E.Sun Financial Holding Co Ltd	53,505	33,970
First Abu Dhabi Bank PJSC	12,793	35,698
First Financial Holding Co Ltd	109,657	72,055
Grupo Financiero Banorte SAB de CV	11,500	63,079
Grupo Financiero Santander Mexico SAB de CV	36,500	53,343
Hana Financial Group Inc	553	25,735
Hong Leong Bank Bhd	5,800	24,436
Hua Nan Financial Holdings Co Ltd	27,450	15,449
ICICI Bank Ltd	910	4,463
Industrial Bank of Korea	411	6,303
Itausa - Investimentos Itau SA	2,600	8,460
Kasikornbank PCL	4,400	32,168
KB Financial Group Inc	158	9,343
Komercni banka as	483	20,748
Krung Thai Bank PCL	25,700	15,128
Malayan Banking Bhd	11,300	27,359
Masraf Al Rayan QSC	583	5,941
Mega Financial Holding Co Ltd	19,000	15,363
Moneta Money Bank AS	6,075	23,506
OTP Bank PLC	2,144	88,654
Powszechna Kasa Oszczednosci Bank Polski SA*	599	7,612
Public Bank Bhd	21,800	111,960

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Banks – (continued)
Sberbank of Russia PJSC (ADR)	2,358	$39,911
Siam Commercial Bank PCL	2,300	10,576
SinoPac Financial Holdings Co Ltd	9,000	2,924
Taishin Financial Holding Co Ltd	37,538	17,461
Taiwan Cooperative Financial Holding Co Ltd	89,588	49,985
Turkiye Garanti Bankasi AS	2,540	7,198
Turkiye Halk Bankasi AS	12,880	36,691
Woori Bank	4,658	68,504
		1,489,223
Beverages – 1.3%
Arca Continental SAB de CV	3,100	21,435
China Resources Beer Holdings Co Ltd	8,000	28,714
Cia Cervecerias Unidas SA	2,998	44,986
Coca-Cola Femsa SAB de CV	1,300	9,056
Fomento Economico Mexicano SAB de CV	1,100	10,349
		114,540
Biotechnology – 1.2%
3SBio Inc (144A)*	12,500	24,504
Celltrion Inc	49	10,071
Medy-Tox Inc	55	24,884
SillaJen Inc*	464	40,416
		99,875
Capital Markets – 0.2%
B3 SA - Brasil Bolsa Balcao	2,100	14,399
Chemicals – 2.3%
Formosa Plastics Corp	3,000	9,942
Hanwha Chemical Corp	372	10,962
Indorama Ventures PCL	10,800	17,656
LG Chem Ltd	24	9,071
Nan Ya Plastics Corp	2,000	5,234
OCI Co Ltd*	137	17,423
Petronas Chemicals Group Bhd	12,000	22,821
PTT Global Chemical PCL	38,300	99,816
Sinopec Shanghai Petrochemical Co Ltd	14,000	7,975
		200,900
Commercial Services & Supplies – 0%
China Everbright International Ltd	3,000	4,285
Communications Equipment – 0.2%
ZTE Corp*	4,000	14,951
Construction & Engineering – 0.2%
China State Construction International Holdings Ltd	2,000	2,790
Gamuda Bhd	10,300	12,612
IJM Corp Bhd	3,600	2,714
		18,116
Construction Materials – 2.4%
Anhui Conch Cement Co Ltd	4,500	21,164
Cemex SAB de CV	42,100	31,481
Grasim Industries Ltd	2,103	38,312
Grupo Argos SA/Colombia	2,508	17,571
Indocement Tunggal Prakarsa Tbk PT	34,500	55,903
Semen Indonesia Persero Tbk PT	13,400	9,780
Siam Cement PCL	2,000	29,683
Taiwan Cement Corp	3,000	3,675
		207,569
Consumer Finance – 0.8%
Bajaj Finance Ltd	1,303	35,854
Shriram Transport Finance Co Ltd	1,516	35,091
		70,945

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Distributors – 0.2%
Imperial Holdings Ltd	967	$20,536
Diversified Consumer Services – 1.2%
Kroton Educacional SA	2,700	14,956
New Oriental Education & Technology Group Inc (ADR)	400	37,600
TAL Education Group (ADR)	1,700	50,507
		103,063
Diversified Financial Services – 0.8%
Ayala Corp	1,555	31,626
Chailease Holding Co Ltd	7,000	20,354
Fubon Financial Holding Co Ltd	9,000	15,316
		67,296
Diversified Telecommunication Services – 5.3%
China Telecom Corp Ltd	8,000	3,807
Chunghwa Telecom Co Ltd	72,000	256,456
Emirates Telecommunications Group Co PJSC	14,846	70,704
Hellenic Telecommunications Organization SA	5,327	73,494
Telekom Malaysia Bhd	25,400	39,533
Telekomunikasi Indonesia Persero Tbk PT	36,100	11,752
		455,746
Electric Utilities – 1.8%
CEZ AS	3,202	74,723
Enel Americas SA	79,633	17,745
Enel Chile SA	50,257	5,950
Equatorial Energia SA	800	15,819
Interconexion Electrica SA ESP	3,133	14,920
PGE Polska Grupa Energetyczna SA*	3,447	11,935
Tenaga Nasional Bhd	4,900	18,461
		159,553
Electronic Equipment, Instruments & Components – 3.9%
AAC Technologies Holdings Inc	1,000	17,785
AU Optronics Corp	70,000	29,124
General Interface Solution Holding Ltd	4,000	26,705
Hon Hai Precision Industry Co Ltd	6,000	19,118
Innolux Corp	21,000	8,735
Kingboard Chemical Holdings Ltd	5,500	29,679
LG Innotek Co Ltd*	242	32,420
Samsung Electro-Mechanics Co Ltd*	437	40,637
Samsung SDI Co Ltd	455	86,406
Sunny Optical Technology Group Co Ltd	4,000	50,671
		341,280
Equity Real Estate Investment Trusts (REITs) – 0.3%
Fibra Uno Administracion SA de CV	7,200	10,673
Fortress REIT Ltd	3,459	11,839
		22,512
Food & Staples Retailing – 2.0%
BIM Birlesik Magazalar AS	2,163	44,581
Cencosud SA	2,813	8,311
CP ALL PCL	39,600	93,517
Magnit PJSC (GDR)	108	2,954
Sun Art Retail Group Ltd	11,500	12,143
Wal-Mart de Mexico SAB de CV	3,200	7,844
		169,350
Food Products – 1.6%
Britannia Industries Ltd	344	25,364
Charoen Pokphand Foods PCL	15,300	11,272
China Huishan Dairy Holdings Co Ltd (144A)*,¢	55,000	0
China Mengniu Dairy Co Ltd*	5,000	14,866
Gruma SAB de CV	475	6,024
Kuala Lumpur Kepong Bhd	1,400	8,653

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Nestle India Ltd	32	$3,946
Orion Corp/Republic of Korea*	250	24,425
PPB Group Bhd	1,300	5,543
Sime Darby Plantation Bhd*	3,700	5,490
Tingyi Cayman Islands Holding Corp	4,000	7,775
Uni-President Enterprises Corp	3,000	6,651
Want Want China Holdings Ltd	26,000	21,754
		141,763
Gas Utilities – 2.1%
China Gas Holdings Ltd	26,000	71,726
ENN Energy Holdings Ltd	9,000	63,856
GAIL India Ltd	350	2,733
Infraestructura Energetica Nova SAB de CV	8,800	43,175
		181,490
Health Care Providers & Services – 0.8%
Bangkok Dusit Medical Services PCL	14,200	9,090
Bumrungrad Hospital PCL	2,200	12,760
IHH Healthcare Bhd	3,800	5,506
Qualicorp SA	4,200	39,199
		66,555
Hotels, Restaurants & Leisure – 1.7%
Jollibee Foods Corp	4,120	20,879
Minor International PCL	8,800	11,800
OPAP SA	3,361	42,287
Yum China Holdings Inc	1,700	68,034
		143,000
Household Products – 0.9%
Hindustan Unilever Ltd	2,460	52,621
Kimberly-Clark de Mexico SAB de CV	5,300	9,342
Unilever Indonesia Tbk PT	4,300	17,720
		79,683
Independent Power and Renewable Electricity Producers – 0.1%
Enel Generacion Chile SA	6,433	5,825
Engie Brasil Energia SA	500	5,337
		11,162
Industrial Conglomerates – 1.0%
Beijing Enterprises Holdings Ltd	1,000	5,914
Berli Jucker PCL	2,600	5,258
Far Eastern New Century Corp	2,000	1,800
Hanwha Corp*	883	34,193
Sime Darby Bhd	3,700	2,017
SM Investments Corp	1,950	38,628
		87,810
Information Technology Services – 0.8%
Samsung SDS Co Ltd*	36	6,714
Tata Consultancy Services Ltd	170	7,195
Tech Mahindra Ltd	2,828	22,309
Wipro Ltd	7,543	37,123
		73,341
Insurance – 2.5%
Bajaj Finserv Ltd	184	15,078
China Life Insurance Co Ltd/Taiwan	23,633	23,762
DB Insurance Co Ltd*	78	5,187
Discovery Ltd	230	3,469
Hyundai Marine & Fire Insurance Co Ltd*	754	33,069
PICC Property & Casualty Co Ltd	4,000	7,673
Ping An Insurance Group Co of China Ltd	2,500	26,021

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Powszechny Zaklad Ubezpieczen SA	8,176	$98,867
		213,126
Internet & Direct Marketing Retail – 0.1%
JD.com Inc (ADR)*	300	12,426
Internet Software & Services – 3.9%
58.com Inc (ADR)*	100	7,157
Alibaba Group Holding Ltd (ADR)*	200	34,486
Autohome Inc (ADR)	900	58,203
Baidu Inc (ADR)*	200	46,842
Kakao Corp*	120	15,345
Tencent Holdings Ltd	1,600	82,715
Weibo Corp (ADR)*	100	10,346
YY Inc*	700	79,142
		334,236
Life Sciences Tools & Services – 0.1%
Samsung Biologics Co Ltd (144A)*	19	6,578
Machinery – 0.7%
Haitian International Holdings Ltd	4,000	12,030
Hiwin Technologies Corp	2,000	21,551
Weichai Power Co Ltd	27,000	29,577
		63,158
Marine – 0.1%
MISC Bhd	4,100	7,523
Metals & Mining – 5.0%
Aluminum Corp of China Ltd*	76,000	54,446
China Molybdenum Co Ltd	30,000	19,157
China Steel Corp	14,000	11,646
Cia de Minas Buenaventura SAA (ADR)	1,000	14,080
Eregli Demir ve Celik Fabrikalari TAS	16,023	42,333
Gold Fields Ltd	3,914	17,075
Grupo Mexico SAB de CV	800	2,641
Hindalco Industries Ltd	1,260	5,399
JSW Steel Ltd	5,099	21,545
Korea Zinc Co Ltd*	19	8,742
Magnitogorsk Iron & Steel Works PJSC	2,000	19,452
MMC Norilsk Nickel PJSC (ADR)	1,282	23,923
Novolipetsk Steel OJSC (GDR)	2,691	68,629
POSCO	43	13,353
Severstal PJSC (GDR)	1,601	24,544
Southern Copper Corp	100	4,745
Tata Steel Ltd	2,756	31,618
Vale SA	2,034	24,797
Vedanta Ltd	4,086	21,064
		429,189
Multiline Retail – 0.9%
Lojas Renner SA	1,500	15,997
SACI Falabella	6,287	62,715
		78,712
Oil, Gas & Consumable Fuels – 6.8%
Bharat Petroleum Corp Ltd	518	4,197
China Shenhua Energy Co Ltd	3,500	9,054
CNOOC Ltd	7,000	10,064
Coal India Ltd	2,252	9,279
Ecopetrol SA	48,175	35,281
Empresas COPEC SA	2,224	35,137
Exxaro Resources Ltd	1,050	13,835
IRPC PCL	150,400	32,525
LUKOIL PJSC (ADR)	940	53,773
MOL Hungarian Oil & Gas PLC	2,288	26,580

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Novatek PJSC (GDR)	89	$10,694
Oil & Natural Gas Corp Ltd	4,475	13,682
Petroleo Brasileiro SA*	1,800	9,224
Petronet LNG Ltd	5,481	21,850
Polski Koncern Naftowy ORLEN SA	942	28,619
Polskie Gornictwo Naftowe i Gazownictwo SA	2,384	4,302
PTT Exploration & Production PCL	2,600	7,970
PTT PCL	3,100	41,844
Reliance Industries Ltd	4,658	67,207
SK Innovation Co Ltd	49	9,332
S-Oil Corp	98	10,693
Tatneft PJSC (ADR)	123	6,084
Thai Oil PCL	13,700	43,523
Tupras Turkiye Petrol Rafinerileri AS	2,162	69,328
United Tractors Tbk PT	4,500	11,729
Yanzhou Coal Mining Co Ltd	2,000	2,331
		588,137
Paper & Forest Products – 1.7%
Empresas CMPC SA	9,223	31,364
Fibria Celulose SA	1,800	26,469
Lee & Man Paper Manufacturing Ltd	16,000	18,919
Nine Dragons Paper Holdings Ltd	27,000	43,256
Sappi Ltd	1,551	11,257
Suzano Papel e Celulose SA	2,200	12,399
		143,664
Personal Products – 0.6%
Dabur India Ltd	1,661	9,083
Hengan International Group Co Ltd	3,500	38,849
LG Household & Health Care Ltd*	6	6,653
		54,585
Pharmaceuticals – 2.7%
Cipla Ltd/India	2,490	23,678
CSPC Pharmaceutical Group Ltd	58,000	117,105
Kalbe Farma Tbk PT	28,900	3,602
Piramal Enterprises Ltd.	47	2,108
Richter Gedeon Nyrt	2,187	57,318
Shanghai Fosun Pharmaceutical Group Co Ltd	1,000	6,415
Sino Biopharmaceutical Ltd	15,000	26,545
		236,771
Real Estate Management & Development – 3.2%
Agile Group Holdings Ltd	8,000	12,140
Central Pattana PCL	16,600	43,373
China Evergrande Group*	2,000	6,850
Country Garden Holdings Co Ltd	24,000	45,604
DAMAC Properties Dubai Co PJSC	42,199	37,934
Emaar Properties PJSC	875	1,652
Fullshare Holdings Ltd*	12,500	5,758
NEPI Rockcastle PLC	1,940	33,605
Sime Darby Property Bhd*	3,700	1,629
SM Prime Holdings Inc	54,700	41,096
Sunac China Holdings Ltd	12,000	49,467
		279,108
Road & Rail – 0.9%
Localiza Rent a Car SA	2,700	17,951
Rumo SA*	15,600	60,756
		78,707
Semiconductor & Semiconductor Equipment – 3.3%
GCL-Poly Energy Holdings Ltd*	68,000	12,114
Hanergy Thin Film Power Group Ltd (144A)*,¢	52,000	1,439

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Hyundai Robotics Co Ltd*	6	$2,133
Macronix International*	18,000	26,624
MediaTek Inc	1,000	9,861
Nanya Technology Corp	9,000	22,917
Phison Electronics Corp	3,000	29,370
Siliconware Precision Industries Co Ltd	26,000	43,909
SK Hynix Inc	1,393	98,372
Win Semiconductors Corp	4,000	37,816
Winbond Electronics Corp	5,000	3,932
		288,487
Software – 0.6%
CD Projekt SA	528	14,713
NCSoft Corp*	84	35,097
		49,810
Technology Hardware, Storage & Peripherals – 0.1%
Compal Electronics Inc	5,000	3,573
Quanta Computer Inc	1,000	2,077
Samsung Electronics Co Ltd	3	7,128
		12,778
Textiles, Apparel & Luxury Goods – 2.4%
ANTA Sports Products Ltd	24,000	108,871
CCC SA	413	33,721
Eclat Textile Co Ltd	3,000	30,029
LPP SA	11	28,081
Shenzhou International Group Holdings Ltd	1,000	9,498
		210,200
Thrifts & Mortgage Finance – 0.3%
Housing Development Finance Corp Ltd	201	5,380
Indiabulls Housing Finance Ltd	898	16,818
		22,198
Tobacco – 0.3%
KT&G Corp	204	22,016
Transportation Infrastructure – 2.7%
Airports of Thailand PCL	61,800	128,722
Bangkok Expressway & Metro PCL	146,100	34,549
DP World Ltd*	36	900
Grupo Aeroportuario del Pacifico SAB de CV	2,300	23,644
Grupo Aeroportuario del Sureste SAB de CV	175	3,188
Jiangsu Expressway Co Ltd	6,000	9,137
Malaysia Airports Holdings Bhd	6,700	14,603
Promotora y Operadora de Infraestructura SAB de CV	1,660	16,436
Zhejiang Expressway Co Ltd	2,000	2,199
		233,378
Water Utilities – 0.2%
Aguas Andinas SA	16,859	11,169
Guangdong Investment Ltd	4,000	5,355
		16,524
Wireless Telecommunication Services – 3.6%
Advanced Info Service PCL	2,000	11,723
America Movil SAB de CV	39,900	34,403
Axiata Group Bhd	7,300	9,888
Bharti Airtel Ltd	1,978	16,371
DiGi.Com Bhd	13,200	16,647
Far EasTone Telecommunications Co Ltd	36,000	88,930
Maxis Bhd	6,300	9,364
Taiwan Mobile Co Ltd	21,000	75,867
TIM Participacoes SA	6,000	23,227
Turkcell Iletisim Hizmetleri AS	2,190	8,947

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Vodacom Group Ltd	1,464	$17,262
		312,629
Total Common Stocks (cost $7,420,616)		8,417,899
Preferred Stocks – 0.9%
Banks – 0.5%
Banco Bradesco SA	500	5,130
Bancolombia SA	2,951	29,398
Itau Unibanco Holding SA	500	6,477
		41,005
Chemicals – 0.3%
Sociedad Quimica y Minera de Chile SA	454	26,982
Oil, Gas & Consumable Fuels – 0.1%
Petroleo Brasileiro SA	1,700	8,317
Total Preferred Stocks (cost $65,290)		76,304
Total Investments (total cost $7,485,906) – 98.2%		8,494,203
Cash, Receivables and Other Assets, net of Liabilities – 1.8%		156,069
Net Assets – 100%		$8,650,272

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$1,783,690	21.0%
Taiwan	1,099,416	12.9
South Korea	736,407	8.7
India	713,702	8.4
Thailand	692,953	8.2
Malaysia	416,947	4.9
Chile	386,661	4.5
Mexico	346,113	4.1
Brazil	314,282	3.7
Indonesia	269,165	3.2
Russia	249,964	2.9
Poland	227,850	2.7
Turkey	209,078	2.5
Hungary	172,552	2.0
United Arab Emirates	169,639	2.0
Philippines	143,904	1.7
Czech Republic	118,977	1.4
Greece	115,781	1.4
Colombia	106,096	1.2
South Africa	100,426	1.2
Peru	81,054	0.9
Isle of Man	33,605	0.4
Qatar	5,941	0.1

Total	$8,494,203	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2017. Unless otherwise indicated, all information in the table is for the year ended December 31, 2017.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	$987	$—	$—	$—

(1)For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	36,000	4,219,800	(4,255,800)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $32,521, which represents 0.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

¢	Security is valued using significant unobservable inputs.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$-	$5,368	$-
Auto Components	-	85,178	-
Automobiles	-	274,470	-
Banks	62,229	1,426,994	-
Beverages	-	114,540	-
Biotechnology	-	99,875	-
Capital Markets	-	14,399	-
Chemicals	-	200,900	-
Commercial Services & Supplies	-	4,285	-
Communications Equipment	-	14,951	-

16	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs
Construction & Engineering	-	18,116	-
Construction Materials	-	207,569	-
Consumer Finance	-	70,945	-
Distributors	-	20,536	-
Diversified Consumer Services	88,107	14,956	-
Diversified Financial Services	-	67,296	-
Diversified Telecommunication Services	-	455,746	-
Electric Utilities	-	159,553	-
Electronic Equipment, Instruments & Components	-	341,280	-
Equity Real Estate Investment Trusts (REITs)	-	22,512	-
Food & Staples Retailing	-	169,350	-
Food Products	-	141,763	0
Gas Utilities	-	181,490	-
Health Care Providers & Services	-	66,555	-
Hotels, Restaurants & Leisure	68,034	74,966	-
Household Products	-	79,683	-
Independent Power and Renewable Electricity Producers	-	11,162	-
Industrial Conglomerates	-	87,810	-
Information Technology Services	-	73,341	-
Insurance	-	213,126	-
Internet Software & Services	236,176	98,060	-
Life Sciences Tools & Services	-	6,578	-
Machinery	-	63,158	-
Marine	-	7,523	-
Metals & Mining	18,825	410,364	-
Multiline Retail	-	78,712	-
Oil, Gas & Consumable Fuels	-	588,137	-
Paper & Forest Products	-	143,664	-
Personal Products	-	54,585	-
Pharmaceuticals	-	236,771	-
Real Estate Management & Development	-	279,108	-
Road & Rail	-	78,707	-
Semiconductor & Semiconductor Equipment	-	287,048	1,439
Software	-	49,810	-
Technology Hardware, Storage & Peripherals	-	12,778	-
Textiles, Apparel & Luxury Goods	-	210,200	-
Thrifts & Mortgage Finance	-	22,198	-
Tobacco	-	22,016	-
Transportation Infrastructure	900	232,478	-
Water Utilities	-	16,524	-
Wireless Telecommunication Services	-	312,629	-
All Other	12,426	-	-
Preferred Stocks	-	76,304	-
Total Assets	$486,697	$8,006,067	$1,439

Janus Investment Fund	17

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$8,494,203
Cash denominated in foreign currency(2)	667
Non-interested Trustees' deferred compensation	165
Receivables:
Investments sold	757,045
Due from adviser	53,819
Fund shares sold	40,666
Dividends	14,319
Dividends from affiliates	188
Foreign tax reclaims	22
Other assets	1,265
Total Assets	9,362,359
Liabilities:
Due to custodian	615,047
Payables:	—
Fund shares repurchased	37,272
Professional fees	17,493
Custodian fees	17,380
Advisory fees	7,517
Transfer agent fees and expenses	1,684
Non-interested Trustees' deferred compensation fees	165
12b-1 Distribution and shareholder servicing fees	136
Fund administration fees	62
Non-interested Trustees' fees and expenses	45
Accrued expenses and other payables	15,286
Total Liabilities	712,087
Net Assets	$8,650,272

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,557,188
Undistributed net investment income/(loss)	(63,559)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	147,101
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,009,542
Total Net Assets	$8,650,272
Net Assets - Class A Shares	$164,067
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,836
Net Asset Value Per Share(3)	$11.86
Maximum Offering Price Per Share(4)	$12.58
Net Assets - Class C Shares	$96,149
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,118
Net Asset Value Per Share(3)	$11.84
Net Assets - Class D Shares	$6,735,311
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	568,297
Net Asset Value Per Share	$11.85
Net Assets - Class I Shares	$84,459
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,093
Net Asset Value Per Share	$11.91
Net Assets - Class N Shares	$1,320,973
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111,372
Net Asset Value Per Share	$11.86
Net Assets - Class S Shares	$61,867
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,214
Net Asset Value Per Share	$11.87
Net Assets - Class T Shares	$187,446
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,799
Net Asset Value Per Share	$11.86

(1) Includes cost of $7,485,906.

(2) Includes cost of $667.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017(1)

See footnotes at the end of the Statement.

Investment Income:
Dividends	$109,154
Dividends from affiliates	987
Other income	614
Foreign tax withheld	(13,426)
Total Investment Income	97,329
Expenses:
Advisory fees	36,078
12b-1Distribution and shareholder servicing fees:
Class A Shares	232
Class C Shares	457
Class S Shares	73
Transfer agent administrative fees and expenses:
Class D Shares	3,548
Class S Shares	73
Class T Shares	259
Transfer agent networking and omnibus fees:
Class A Shares	14
Class C Shares	10
Class I Shares	433
Other transfer agent fees and expenses:
Class A Shares	39
Class C Shares	7
Class D Shares	933
Class I Shares	66
Class N Shares	11
Class S Shares	4
Class T Shares	12
Registration fees	98,343
Custodian fees	46,475
Professional fees	30,511
Shareholder reports expense	1,586
Fund administration fees	304
Non-interested Trustees’ fees and expenses	115
Other expenses	3,977
Total Expenses	223,560
Less: Excess Expense Reimbursement and Waivers	(178,140)
Net Expenses	45,420
Net Investment Income/(Loss)	51,909

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017(1)

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(2)	$443,743
Total Net Realized Gain/(Loss) on Investments	443,743
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	520,939
Total Change in Unrealized Net Appreciation/Depreciation	520,939
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,016,591

(1) Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

(2) Includes realized foreign capital gains tax on investments of $(4,548).

(3) Includes change in unrealized appreciation/depreciation of $2,435 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)(1)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$51,909	$36,737
Net realized gain/(loss) on investments	443,743	(67,218)
Change in unrealized net appreciation/depreciation	520,939	452,435
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,016,591	421,954
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(2,398)	(1,470)
Class C Shares	(701)	(105)
Class D Shares	(100,880)	(22,736)
Class I Shares	(2,120)	(10,436)
Class N Shares	(19,377)	N/A
Class S Shares	(694)	(441)
Class T Shares	(3,217)	(1,748)
Total Dividends from Net Investment Income	(129,387)	(36,936)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(998)	—
Class C Shares	(497)	—
Class D Shares	(37,425)	—
Class I Shares	(1,070)	—
Class N Shares	(6,727)	N/A
Class S Shares	(316)	—
Class T Shares	(1,212)	—
Total Distributions from Net Realized Gain from Investment Transactions	(48,245)	—
Net Decrease from Dividends and Distributions to Shareholders	(177,632)	(36,936)
Capital Share Transactions:
Class A Shares	(27,791)	8,970
Class C Shares	837	31,105
Class D Shares	1,875,752	2,432,061
Class I Shares	(843,756)	109,466
Class N Shares	1,298,187	N/A
Class S Shares	1,010	441
Class T Shares	(10,003)	(16,332)
Net Increase/(Decrease) from Capital Share Transactions	2,294,236	2,565,711
Net Increase/(Decrease) in Net Assets	3,133,195	2,950,729
Net Assets:
Beginning of period	5,517,077	2,566,348
End of period	$8,650,272	$5,517,077

Undistributed Net Investment Income/(Loss)	$(63,559)	$13,919

(1) Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016		2015(1)
Net Asset Value, Beginning of Period	$10.47	$9.48	$10.49		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.08	0.18		0.06
Net realized and unrealized gain/(loss)	1.52	1.01	(1.03)		0.43
Total from Investment Operations	1.60	1.09	(0.85)		0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.10)	(0.08)		—
Distributions (from capital gains)	(0.06)	—	(0.08)		—
Total Dividends and Distributions	(0.21)	(0.10)	(0.16)		—
Net Asset Value, End of Period	$11.86	$10.47	$9.48		$10.49
Total Return*	15.32%	11.64%	(8.06)%		4.90%
Net Assets, End of Period (in thousands)	$164	$169	$145		$157
Average Net Assets for the Period (in thousands)	$185	$152	$140		$159
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.79%	7.53%	10.33%		36.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.29%	1.30%		1.31%
Ratio of Net Investment Income/(Loss)	1.39%	0.85%	1.89%		1.05%
Portfolio Turnover Rate	60%	116%	84%		43%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.44	$9.44	$10.44	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.01	0.10	0.02
Net realized and unrealized gain/(loss)	1.51	1.01	(1.02)	0.42
Total from Investment Operations	1.55	1.02	(0.92)	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.02)	—(3)	—
Distributions (from capital gains)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.15)	(0.02)	(0.08)	—
Net Asset Value, End of Period	$11.84	$10.44	$9.44	$10.44
Total Return*	14.86%	10.85%	(8.77)%	4.40%
Net Assets, End of Period (in thousands)	$96	$84	$48	$52
Average Net Assets for the Period (in thousands)	$91	$52	$46	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.54%	8.12%	11.11%	37.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.07%	2.05%	2.08%	2.09%
Ratio of Net Investment Income/(Loss)	0.67%	0.14%	1.11%	0.27%
Portfolio Turnover Rate	60%	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.47	$9.49	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.10	0.19	0.08
Net realized and unrealized gain/(loss)	1.53	0.99	(1.02)	0.41
Total from Investment Operations	1.61	1.09	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.11)	(0.09)	—
Distributions (from capital gains)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.23)	(0.11)	(0.17)	—
Net Asset Value, End of Period	$11.85	$10.47	$9.49	$10.49
Total Return*	15.41%	11.70%	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$6,735	$4,206	$1,488	$1,335
Average Net Assets for the Period (in thousands)	$5,872	$2,602	$1,194	$1,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.88%	6.89%	10.26%	27.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.22%	1.19%	1.23%
Ratio of Net Investment Income/(Loss)	1.35%	1.00%	2.08%	1.38%
Portfolio Turnover Rate	60%	116%	84%	43%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.48	$9.49	$10.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.10	0.21	0.10
Net realized and unrealized gain/(loss)	1.50	1.01	(1.04)	0.40
Total from Investment Operations	1.61	1.11	(0.83)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.10)	—
Distributions (from capital gains)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.18)	(0.12)	(0.18)	—
Net Asset Value, End of Period	$11.91	$10.48	$9.49	$10.50
Total Return*	15.44%	11.93%	(7.82)%	5.00%
Net Assets, End of Period (in thousands)	$84	$831	$664	$305
Average Net Assets for the Period (in thousands)	$645	$765	$391	$181
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.96%	7.62%	9.29%	27.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.10%	1.04%	1.05%
Ratio of Net Investment Income/(Loss)	1.83%	0.97%	2.30%	1.79%
Portfolio Turnover Rate	60%	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31 (unaudited)	2017(1)
Net Asset Value, Beginning of Period	$11.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss)	0.95
Total from Investment Operations	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)
Distributions (from capital gains)	(0.06)
Total Dividends and Distributions	(0.24)
Net Asset Value, End of Period	$11.86
Total Return*	9.05%
Net Assets, End of Period (in thousands)	$1,321
Average Net Assets for the Period (in thousands)	$596
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%
Ratio of Net Investment Income/(Loss)	1.00%
Portfolio Turnover Rate	60%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(3)
Net Asset Value, Beginning of Period	$10.47	$9.48	$10.47	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.07	0.17	0.04
Net realized and unrealized gain/(loss)	1.52	1.01	(1.02)	0.43
Total from Investment Operations	1.60	1.08	(0.85)	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.09)	(0.06)	—
Distributions (from capital gains)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.20)	(0.09)	(0.14)	—
Net Asset Value, End of Period	$11.87	$10.47	$9.48	$10.47
Total Return*	15.30%	11.52%	(8.06)%	4.70%
Net Assets, End of Period (in thousands)	$62	$54	$48	$52
Average Net Assets for the Period (in thousands)	$58	$50	$47	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.03%	7.83%	10.55%	36.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.42%	1.33%	1.58%
Ratio of Net Investment Income/(Loss)	1.31%	0.71%	1.87%	0.78%
Portfolio Turnover Rate	60%	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through December 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from December 17, 2014 (inception date) through June 30, 2015.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.48	$9.49	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.09	0.19	0.06
Net realized and unrealized gain/(loss)	1.52	1.01	(1.02)	0.43
Total from Investment Operations	1.60	1.10	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.11)	(0.09)	—
Distributions (from capital gains)	(0.06)	—	(0.08)	—
Total Dividends and Distributions	(0.22)	(0.11)	(0.17)	—
Net Asset Value, End of Period	$11.86	$10.48	$9.49	$10.49
Total Return*	15.37%	11.78%	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$187	$174	$175	$169
Average Net Assets for the Period (in thousands)	$206	$170	$155	$165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.84%	7.67%	10.26%	35.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.18%	1.11%	1.32%
Ratio of Net Investment Income/(Loss)	1.47%	0.93%	2.10%	1.07%
Portfolio Turnover Rate	60%	116%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments

28	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $3,662,678 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

Janus Investment Fund	29

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone

30	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Investment Fund	31

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 1.08%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

32	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended December 31, 2017.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2017.

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	95%	2%
Class C Shares	63	1
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	4	1
Class S Shares	100	1
Class T Shares	73	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (200,679)	$ (45,826)	$ (246,505)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,488,241	$ 1,195,479	$ (189,517)	$ 1,005,962

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2017(1)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	150	$ 1,653	747	$ 7,500
Reinvested dividends and distributions	292	3,396	165	1,470
Shares repurchased	(2,778)	(32,840)	-	-
Net Increase/(Decrease)	(2,336)	$ (27,791)	912	$ 8,970
Class C Shares:
Shares sold	-	$ -	2,989	$ 31,000
Reinvested dividends and distributions	103	1,198	12	105
Shares repurchased	(31)	(361)	-	-
Net Increase/(Decrease)	72	$ 837	3,001	$ 31,105
Class D Shares:
Shares sold	279,389	$3,178,012	359,468	$3,534,066
Reinvested dividends and distributions	11,810	137,001	2,557	22,730
Shares repurchased	(124,401)	(1,439,261)	(117,370)	(1,124,735)
Net Increase/(Decrease)	166,798	$1,875,752	244,655	$2,432,061
Class I Shares:
Shares sold	15,287	$ 173,264	35,379	$ 350,572
Reinvested dividends and distributions	274	3,190	1,174	10,436
Shares repurchased	(87,730)	(1,020,210)	(27,201)	(251,542)
Net Increase/(Decrease)	(72,169)	$ (843,756)	9,352	$ 109,466
Class N Shares:
Shares sold	111,229	$1,296,441	-	$ -
Reinvested dividends and distributions	2,248	26,104	-	-
Shares repurchased	(2,105)	(24,358)	-	-
Net Increase/(Decrease)	111,372	$1,298,187	N/A	N/A
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	87	1,010	50	441
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	87	$ 1,010	50	$ 441
Class T Shares:
Shares sold	3,060	$ 35,568	805	$ 8,011
Reinvested dividends and distributions	382	4,429	197	1,748
Shares repurchased	(4,227)	(50,000)	(2,819)	(26,091)
Net Increase/(Decrease)	(785)	$ (10,003)	(1,817)	$ (16,332)
(1)	Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 6,411,077	$ 4,377,005	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	51

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

52	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	53

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	55

Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage2

56	DECEMBER 31, 2017

Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage3

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93012 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

Janus Henderson Flexible Bond Fund (unaudited)

FUND SNAPSHOT

This dynamic core bond fund leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its history, the fund has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended December 31, 2017, Janus Henderson Flexible Bond Fund’s Class I Shares returned 1.10% compared with 1.24% for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Investment-grade corporate credit rallied over the last six months. The period started off relatively tranquil, with generally solid corporate earnings and the economy humming along at its slow, but steady, pace. Corporate credit spreads gradually compressed. In August, the Trump administration’s general lack of reform progress and escalating tensions between the U.S. and North Korea brought on brief hesitation, as did an influx of greater-than expected supply in November. Overall, however, positive earnings data, strengthening fundamentals and an upward trajectory in global growth helped corporate credit gain ground. Late in the period, the passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped investment-grade corporate credit spreads reach post-crisis tights. Spreads on high-yield corporate credit also tightened over the period.

Investors agreed that the Federal Reserve’s (Fed) measured pace to monetary policy normalization would continue under Jerome Powell, the nominee for the next Fed chairman. At its December meeting, the Fed took another step along the normalization path and raised its benchmark rate for the third time in 2017. It also began normalizing its balance sheet late in the period. The Treasury curve flattened. Fed-driven volatility pushed shorter-dated yields higher and the yield on the 30-year bond fell amid investors’ reach for yield. The 10-year Treasury note yield closed December at 2.41%, up from 2.30% at the end of June.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the six-month period. Our security selection and spread carry (a measure of excess income) were positive for relative results; however, our yield curve positioning and asset allocation decisions weighed on performance.

At the asset class level, our investment-grade corporate credit positioning detracted on a relative basis. While our overweight allocation benefitted relative performance as spreads tightened, those gains were offset by our yield curve positioning. We continue to emphasize shorter- and intermediate-dated securities in which we believe we have insight into the issuer’s ability to pay down debt. Our limited exposure to the duration of long corporate credit weighed on results, while many benchmark constituents benefited from the rally in 30-year Treasury yields.

On a credit sector basis, electric utilities and technology led relative detractors. Within electric utilities, our lack of exposure to longer-dated securities held back results. Security selection was the primary driver of underperformance in the technology sector. This was due in large part to our exposure to Broadcom. Our overweight position weighed on results as the semiconductor company made an unexpected bid for Qualcomm during the period. Spreads widened under the assumption that much of the acquisition would be financed with debt. We believe the diversification will ultimately be positive for Broadcom. We also appreciate management’s commitment to investment-grade ratings and the company’s track record of rapid deleveraging after prior acquisitions.

Relative sector contributors included banking and brokerage, asset managers and exchanges. The prospect of higher interest rates continued to benefit financials, and our overweight allocations aided relative results. Security selection, including a position in Raymond James Financial, was also positive. The financial services

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

company received a credit rating upgrade by Moody’s during the period and also reported a solid fourth quarter and strong end to its fiscal year. Raymond James continues to demonstrate its ability to attract advisors and assets and to strengthen its business for the long term. We like the stability of the company’s business model and appreciate the management team’s conservative approach to the balance sheet.

At the asset class level, our positioning in Treasury securities contributed to relative performance. Our significant underweight allocation proved beneficial as yields rose across much of the Treasury curve. Our bias to the 30-year bond, which we use to balance our credit exposure, also supported results as long-term yields rallied. Our out-of-index allocation to asset-backed securities (ABS) further aided performance, due, in part, to our ability to out-carry the index. Our allocation to mortgage-backed securities (MBS) weighed on relative performance. Our holdings, which emphasize specified pools with lower prepayment risk and higher coupons, lagged the positions in the index.

OUTLOOK

We anticipate growth will remain firm and inflation subdued in 2018. The Fed will likely raise interest rates two to three times as a result. We expect range-bound but moderately higher Treasury yields and a flatter curve. The front end of the curve should rise as the Fed hikes, while a cautious Fed, investors’ demand for yield and growth without inflation should push long-term yields lower. However, we are mindful that a more aggressive than expected tightening path could result in policy error, an inverted Treasury curve and dramatic disruption in the rate market. We intend to maintain duration modestly below that of the benchmark, but we will continue in our tactical approach to yield curve positioning with a focus on capital preservation.

While both the economic and corporate earnings outlooks remain constructive and supported by tax reform, we expect a lower return environment for corporate credit in 2018 compared with the previous two calendar years. Spread tightening will be moderate, in our view, and carry will be the primary driver of returns. Given rich valuations and the asymmetric risk profile of credit investing, security avoidance will be critical. We remain committed to managing idiosyncratic risk in the Fund and seeking higher-quality business models with consistent free cash flow and management teams committed to sound balance sheets. These issuers should offer steady carry and minimize downside risk in various market environments.

As we balance a constructive fundamental outlook with the current valuation environment, we remain opportunistic, seeking to identify and capitalize on spread movements that create the potential for attractive returns. In particular, we expect U.S. tax reform and disruptive industry trends – such as the Amazon effect – to be potential generators of opportunities. As always, our goal is to participate in spread tightening while keeping capital preservation and strong risk-adjusted returns at the forefront.

Thank you for your investment in Janus Henderson Flexible Bond Fund.

2	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

December 31, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.98%	1.98%
Class A Shares MOP	1.88%	1.88%
Class C Shares**	1.32%	1.32%
Class D Shares	2.27%	2.27%
Class I Shares	2.35%	2.35%
Class N Shares	2.42%	2.42%
Class R Shares	1.65%	1.65%
Class S Shares	1.91%	1.91%
Class T Shares	2.17%	2.17%
Weighted Average Maturity		7.6 Years
Average Effective Duration***		5.4 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.1%
AA	40.6%
A	7.9%
BBB	37.2%
BB	7.8%
B	1.9%
Not Rated	3.1%
Other	0.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	46.9%
Mortgage-Backed Securities	23.9%
United States Treasury Notes/Bonds	15.5%
Asset-Backed/Commercial Mortgage-Backed Securities	8.5%
Investment Companies	6.6%
Bank Loans and Mezzanine Loans	3.9%
Other	(5.3)%
100.0%

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017						per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.89%	3.25%	1.98%	4.90%	6.60%	0.84%	0.83%
Class A Shares at MOP	-3.91%	-1.62%	0.99%	4.39%	6.43%
Class C Shares at NAV	0.60%	2.61%	1.25%	4.16%	5.91%	1.53%	1.52%
Class C Shares at CDSC	-0.40%	1.61%	1.25%	4.16%	5.91%
Class D Shares(1)	1.06%	3.55%	2.19%	5.08%	6.66%	0.60%	0.59%
Class I Shares	1.10%	3.62%	2.23%	5.00%	6.64%	0.56%	0.56%
Class N Shares	1.13%	3.81%	2.35%	5.00%	6.64%	0.45%	0.45%
Class R Shares	0.75%	2.94%	1.59%	4.48%	6.21%	1.20%	1.20%
Class S Shares	0.88%	3.20%	1.85%	4.74%	6.46%	0.95%	0.95%
Class T Shares	1.01%	3.57%	2.11%	5.00%	6.64%	0.70%	0.70%
Bloomberg Barclays U.S. Aggregate Bond Index	1.24%	3.54%	2.10%	4.01%	6.36%**
Morningstar Quartile - Class T Shares	-	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Intermediate-Term Bond Funds	-	578/1025	429/919	104/807	27/192

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

4	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions..

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 7, 1987

** The Bloomberg Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,008.90	$4.51	$1,000.00	$1,020.72	$4.53	0.89%
Class C Shares	$1,000.00	$1,006.00	$7.53	$1,000.00	$1,017.69	$7.58	1.49%
Class D Shares	$1,000.00	$1,010.60	$2.99	$1,000.00	$1,022.23	$3.01	0.59%
Class I Shares	$1,000.00	$1,011.00	$2.53	$1,000.00	$1,022.68	$2.55	0.50%
Class N Shares	$1,000.00	$1,011.30	$2.23	$1,000.00	$1,022.99	$2.24	0.44%
Class R Shares	$1,000.00	$1,007.50	$5.97	$1,000.00	$1,019.26	$6.01	1.18%
Class S Shares	$1,000.00	$1,008.80	$4.66	$1,000.00	$1,020.57	$4.69	0.92%
Class T Shares	$1,000.00	$1,010.10	$3.39	$1,000.00	$1,021.83	$3.41	0.67%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$14,931,000	$15,170,896
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,323,000	10,425,588
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	10,090,000	10,263,829
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	32,515,508	31,633,508
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
3.5343%, 3/10/37 (144A)‡	14,258,000	14,488,365
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 5.4770%, 12/15/31 (144A)	1,620,000	1,576,736
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 6.9770%, 12/15/31 (144A)	6,437,780	6,121,362
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	16,661,000	17,965,823
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	8,015,000	8,182,800
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	12,187,000	12,516,304
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	15,363,000	14,916,603
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	11,285,000	11,514,388
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 3.2270%, 7/15/30 (144A)	6,855,000	6,857,876
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 3.9770%, 7/15/30 (144A)	4,719,000	4,720,942
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	20,482,813	20,522,851
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	6,207,805	6,445,515
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	6,494,000	6,536,341
DB Master Finance LLC, 4.0300%, 11/20/47 (144A)	7,713,000	7,879,601
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	26,974,225	27,068,095
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	3,438,383	3,400,629
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	17,556,000	17,936,614
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.5521%, 7/25/24	20,572,210	21,989,749
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.9000%, 6.4521%, 11/25/24	11,353,974	12,990,754
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.5521%, 5/25/25	4,477,863	4,865,258
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 6.0521%, 2/25/24	26,289,690	30,710,372
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 5.1521%, 4/25/24	20,127,997	22,454,329
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	16,045,500	15,074,494
GS Mortgage Securities Corp II, 3.5911%, 9/10/37 (144A)‡	10,476,000	10,668,454
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 7.4270%, 7/15/31 (144A)	7,879,000	7,901,501
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.8770%, 8/15/32 (144A)	13,434,000	13,476,167
Houston Galleria Mall Trust 2015-HGLR, 3.0866%, 3/5/37 (144A)	5,793,000	5,734,490
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	13,004,408	13,027,165
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.6616%, 11/15/43 (144A)‡	7,566,000	7,585,479
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	9,561,000	9,536,049
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	3,250,000	3,268,382
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	4,985,000	5,007,863
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	13,564	13,565
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	9,268,000	9,209,179
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.3521%, 11/25/50 (144A)§	20,526,000	20,526,000
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 2.5521%, 11/25/50 (144A)§	5,100,000	5,100,000
MAD Mortgage Trust 2017-330M, 3.2944%, 8/15/34 (144A)‡	6,047,000	6,082,842
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	13,597,000	13,766,393

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
MSSG Trust 2017-237P, 3.6900%, 9/13/39 (144A)	$2,391,000	$2,417,635
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	5,310,000	5,300,161
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	6,647,000	6,619,461
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	16,689,000	16,724,614
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	11,182,000	11,257,855
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,585,000	10,695,492
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,514,000	17,815,539
Shops at Crystals Trust 2016-CSTL, 3.1255%, 7/5/36 (144A)	10,212,000	10,032,567
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 2.5000%, 3.9770%, 11/15/27 (144A)	5,056,000	4,897,618
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 4.7270%, 11/15/27 (144A)	16,812,884	15,908,995
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.6270%, 11/15/27 (144A)	8,244,000	7,599,324
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18 (144A)§	22,822,000	22,825,783
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	19,601,875	19,867,872
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	9,159,033	9,342,580
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	14,492,701	14,714,294
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.0841%, 5/15/46‡	6,724,280	6,895,291
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	32,656,320	32,743,839
Wendys Funding LLC 2018-1, 3.5730%, 3/15/48 (144A)	5,824,000	5,822,183
Wendys Funding LLC 2018-1, 3.8840%, 3/15/48 (144A)	8,350,000	8,355,870
Worldwide Plaza Trust 2017-WWP, 3.5263%, 11/10/36 (144A)	9,310,000	9,558,681
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $735,590,497)		734,528,805
Bank Loans and Mezzanine Loans – 3.9%
Banking – 0%
Vantiv LLC, ICE LIBOR USD + 2.0000%, 3.4770%, 8/9/24	3,612,000	3,628,543
Vantiv LLC, ICE LIBOR USD + 2.0000%, 0%, 3/31/25(a)	1,116,000	1,120,654
		4,749,197
Basic Industry – 0.5%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.6934%, 6/1/24	40,702,340	40,831,366
Capital Goods – 0.3%
Reynolds Group Holdings Inc, ICE LIBOR USD + 2.7500%, 4.0998%, 2/5/23	29,923,308	30,047,490
Communications – 0.9%
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.8607%, 1/17/24	1,902,169	1,906,240
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.8607%, 1/17/24	15,063,093	15,095,328
Nielsen Finance LLC, ICE LIBOR USD + 2.0000%, 3.4319%, 10/4/23	23,746,169	23,835,217
Sinclair Television Group Inc, ICE LIBOR USD + 2.5000%, 0%, 12/12/24(a)	17,578,000	17,545,129
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.5521%, 1/19/21	1,746,800	1,750,538
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.8021%, 1/19/24	16,045,977	16,094,917
		76,227,369
Consumer Cyclical – 1.7%
Aramark Services Inc, ICE LIBOR USD + 2.0000%, 3.5690%, 3/28/24	17,835,943	17,930,651
Golden Nugget Inc/NV, ICE LIBOR USD + 3.2500%, 4.7699%, 10/4/23	24,243,430	24,410,224
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.5521%, 10/25/23	52,649,187	52,892,427
KFC Holding Co, ICE LIBOR USD + 2.0000%, 3.4908%, 6/16/23	49,365,129	49,622,321
		144,855,623
Consumer Non-Cyclical – 0.2%
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.8200%, 5/24/24	4,677,495	4,691,715
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 3.6934%, 3/7/24	10,053,393	10,089,283
		14,780,998
Technology – 0.3%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.3833%, 12/29/22	24,396,851	24,508,588
Total Bank Loans and Mezzanine Loans (cost $336,066,692)		336,000,631

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – 46.9%
Asset-Backed Securities – 0.3%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	$24,000,000	$23,967,449
Banking – 8.8%
Ally Financial Inc, 3.2500%, 11/5/18	10,928,000	10,955,320
Ally Financial Inc, 8.0000%, 12/31/18	5,776,000	6,050,360
Bank of America Corp, 2.5030%, 10/21/22	43,285,000	42,818,621
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	10,363,000	10,336,850
Bank of America Corp, 4.1830%, 11/25/27	21,515,000	22,461,260
Bank of America Corp, ICE LIBOR USD 3 Month + 1.8140%, 4.2440%, 4/24/38	21,797,000	23,621,896
Bank of New York Mellon Corp, 2.4500%, 8/17/26	3,421,000	3,248,130
Bank of New York Mellon Corp, 3.2500%, 5/16/27	27,194,000	27,478,639
Capital One Financial Corp, 3.3000%, 10/30/24	32,898,000	32,771,379
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.9106%, 9/1/23	24,348,000	25,061,951
Citigroup Inc, 3.2000%, 10/21/26	14,005,000	13,891,690
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	35,175,000	36,398,840
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	8,704,000	8,623,312
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,756,000	6,750,205
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,697,000	4,884,418
Citizens Financial Group Inc, 4.3000%, 12/3/25	25,281,000	26,510,328
Discover Financial Services, 3.9500%, 11/6/24	16,988,000	17,349,319
Discover Financial Services, 3.7500%, 3/4/25	4,041,000	4,066,772
First Republic Bank/CA, 4.6250%, 2/13/47	8,631,000	9,222,233
Goldman Sachs Capital I, 6.3450%, 2/15/34	28,660,000	36,049,329
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	26,789,000	26,674,948
Goldman Sachs Group Inc, 3.7500%, 2/25/26	7,153,000	7,337,788
Goldman Sachs Group Inc, 3.5000%, 11/16/26	35,814,000	36,014,594
JPMorgan Chase & Co, 2.2950%, 8/15/21	26,044,000	25,808,042
JPMorgan Chase & Co, 3.3750%, 5/1/23	35,656,000	36,237,586
JPMorgan Chase & Co, 3.8750%, 9/10/24	8,774,000	9,150,380
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	30,252,000	31,339,805
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	39,064,000	39,411,883
Santander UK PLC, 5.0000%, 11/7/23 (144A)	26,663,000	28,490,989
SVB Financial Group, 5.3750%, 9/15/20	16,823,000	17,978,747
Synchrony Financial, 4.5000%, 7/23/25	23,742,000	24,804,819
Synchrony Financial, 3.7000%, 8/4/26	24,127,000	23,780,947
UBS AG, USD SWAP SEMI 30/360 5YR + 3.7650%, 4.7500%, 5/22/23	14,379,000	14,477,611
US Bancorp, 2.3750%, 7/22/26	24,463,000	23,025,999
Wells Fargo & Co, 3.0000%, 4/22/26	7,451,000	7,308,214
Wells Fargo & Co, 4.1000%, 6/3/26	22,147,000	23,217,751
Wells Fargo & Co, 4.3000%, 7/22/27	19,659,000	20,926,956
		764,537,911
Basic Industry – 2.2%
CF Industries Inc, 4.5000%, 12/1/26 (144A)	17,658,000	18,401,953
Freeport-McMoRan Inc, 3.1000%, 3/15/20	6,257,000	6,217,894
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	32,376,000	32,949,930
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	12,947,000	13,302,950
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	17,219,000	18,147,926
Sherwin-Williams Co, 2.7500%, 6/1/22	6,424,000	6,398,255
Sherwin-Williams Co, 3.1250%, 6/1/24	7,335,000	7,373,850
Sherwin-Williams Co, 3.4500%, 6/1/27	20,842,000	21,169,295
Sherwin-Williams Co, 4.5000%, 6/1/47	5,395,000	5,893,118
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	17,215,000	17,344,113
Steel Dynamics Inc, 5.0000%, 12/15/26	7,678,000	8,119,485
Teck Resources Ltd, 4.5000%, 1/15/21	6,788,000	6,999,786
Teck Resources Ltd, 4.7500%, 1/15/22	9,805,000	10,234,459
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	16,185,000	18,289,050
		190,842,064
Brokerage – 2.0%
Cboe Global Markets Inc, 3.6500%, 1/12/27	22,053,000	22,707,754

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
Charles Schwab Corp, 3.0000%, 3/10/25	$11,739,000	$11,697,336
Charles Schwab Corp, 3.2000%, 1/25/28	12,492,000	12,507,770
E*TRADE Financial Corp, 2.9500%, 8/24/22	20,608,000	20,431,340
E*TRADE Financial Corp, 3.8000%, 8/24/27	17,927,000	17,863,366
Lazard Group LLC, 4.2500%, 11/14/20	12,164,000	12,668,844
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	4,580,000	4,666,422
Raymond James Financial Inc, 5.6250%, 4/1/24	10,029,000	11,367,856
Raymond James Financial Inc, 3.6250%, 9/15/26	11,706,000	11,757,720
Raymond James Financial Inc, 4.9500%, 7/15/46	19,213,000	21,701,979
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	11,728,000	11,867,065
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	12,500,000	12,937,631
		172,175,083
Capital Goods – 2.7%
Arconic Inc, 5.1250%, 10/1/24	24,699,000	26,362,057
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	3,156,000	3,211,230
Ball Corp, 4.3750%, 12/15/20	11,232,000	11,625,120
CNH Industrial Capital LLC, 3.6250%, 4/15/18	20,716,000	20,823,309
CRH America Finance Inc, 3.4000%, 5/9/27 (144A)	4,219,000	4,216,809
Eagle Materials Inc, 4.5000%, 8/1/26	1,549,000	1,614,833
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	4,652,000	4,977,640
Martin Marietta Materials Inc, 4.2500%, 7/2/24	9,539,000	10,031,752
Northrop Grumman Corp, 2.5500%, 10/15/22	23,408,000	23,238,028
Northrop Grumman Corp, 2.9300%, 1/15/25	20,151,000	20,026,447
Northrop Grumman Corp, 3.2500%, 1/15/28	24,394,000	24,421,990
Northrop Grumman Corp, 4.0300%, 10/15/47	15,800,000	16,496,661
Owens Corning, 4.2000%, 12/1/24	10,140,000	10,621,041
Owens Corning, 3.4000%, 8/15/26	5,158,000	5,061,391
Rockwell Collins Inc, 3.2000%, 3/15/24	9,691,000	9,763,270
Rockwell Collins Inc, 3.5000%, 3/15/27	16,567,000	16,863,388
Vulcan Materials Co, 7.5000%, 6/15/21	7,080,000	8,192,325
Vulcan Materials Co, 4.5000%, 4/1/25	20,165,000	21,483,179
		239,030,470
Communications – 5.8%
American Tower Corp, 3.3000%, 2/15/21	17,753,000	18,076,923
American Tower Corp, 3.4500%, 9/15/21	1,855,000	1,895,770
American Tower Corp, 3.5000%, 1/31/23	3,289,000	3,362,528
American Tower Corp, 4.4000%, 2/15/26	11,662,000	12,260,583
American Tower Corp, 3.3750%, 10/15/26	21,311,000	20,931,923
AT&T Inc, 3.4000%, 8/14/24	14,376,000	14,446,639
AT&T Inc, 4.2500%, 3/1/27	8,072,000	8,226,497
AT&T Inc, 3.9000%, 8/14/27	11,916,000	11,992,184
AT&T Inc, 4.1000%, 2/15/28 (144A)	19,374,000	19,432,337
AT&T Inc, 5.2500%, 3/1/37	6,267,000	6,623,692
AT&T Inc, 5.1500%, 2/14/50	8,877,000	8,921,289
AT&T Inc, 5.3000%, 8/14/58	18,387,000	18,430,297
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	16,328,000	16,603,535
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	6,618,000	6,518,730
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)†	28,850,000	28,056,625
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	23,015,000	24,463,678
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.7500%, 2/15/28	6,345,000	6,073,321
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.2000%, 3/15/28	13,375,000	13,239,123
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.3750%, 5/1/47	6,897,000	7,066,030
Comcast Corp, 2.3500%, 1/15/27	14,515,000	13,703,867

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Comcast Corp, 3.3000%, 2/1/27	$9,827,000	$10,022,718
Comcast Corp, 3.4000%, 7/15/46	2,408,000	2,276,082
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	15,187,000	14,954,062
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	23,575,000	23,032,213
Cox Communications Inc, 3.5000%, 8/15/27 (144A)	13,773,000	13,580,973
Crown Castle International Corp, 5.2500%, 1/15/23	14,667,000	16,057,379
Crown Castle International Corp, 3.2000%, 9/1/24	13,711,000	13,565,751
Crown Castle International Corp, 3.6500%, 9/1/27	24,514,000	24,446,710
Lamar Media Corp, 5.0000%, 5/1/23	9,202,000	9,478,060
NBCUniversal Media LLC, 4.4500%, 1/15/43	4,568,000	4,980,384
Time Warner Inc, 3.6000%, 7/15/25	13,231,000	13,257,494
UBM PLC, 5.7500%, 11/3/20 (144A)	19,005,000	19,730,843
Verizon Communications Inc, 2.6250%, 8/15/26	47,276,000	44,516,287
Verizon Communications Inc, 4.1250%, 3/16/27	10,935,000	11,398,859
Verizon Communications Inc, 4.1250%, 8/15/46	16,259,000	15,006,601
Verizon Communications Inc, 4.8620%, 8/21/46	8,148,000	8,479,755
		505,109,742
Consumer Cyclical – 4.5%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	22,922,000	23,466,398
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	20,759,000	20,707,103
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	10,100,000	10,066,987
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	31,878,000	31,916,564
Amazon.com Inc, 4.0500%, 8/22/47 (144A)	11,972,000	12,889,862
CVS Health Corp, 2.8000%, 7/20/20	14,455,000	14,514,282
CVS Health Corp, 4.7500%, 12/1/22	8,925,000	9,558,598
DR Horton Inc, 3.7500%, 3/1/19	12,361,000	12,526,385
DR Horton Inc, 4.0000%, 2/15/20	2,958,000	3,042,547
General Motors Co, 4.8750%, 10/2/23	12,189,000	13,188,579
General Motors Co, 4.2000%, 10/1/27	14,552,000	15,056,421
General Motors Financial Co Inc, 3.1000%, 1/15/19	1,900,000	1,910,156
General Motors Financial Co Inc, 3.9500%, 4/13/24	22,211,000	22,861,279
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	4,677,000	4,758,848
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	3,019,000	3,077,508
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	11,056,000	11,986,915
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	13,425,000	14,163,375
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	22,946,000	22,917,318
McDonald's Corp, 3.5000%, 3/1/27	33,983,000	34,939,173
McDonald's Corp, 4.8750%, 12/9/45	11,590,000	13,414,487
MDC Holdings Inc, 5.5000%, 1/15/24	13,773,000	14,530,515
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	10,032,000	10,684,080
Priceline Group Inc, 3.6000%, 6/1/26	32,618,000	32,749,241
Tapestry Inc, 3.0000%, 7/15/22	6,799,000	6,774,107
Tapestry Inc, 4.1250%, 7/15/27	6,799,000	6,848,779
Toll Brothers Finance Corp, 4.0000%, 12/31/18	6,044,000	6,142,215
Toll Brothers Finance Corp, 5.8750%, 2/15/22	4,914,000	5,356,260
Toll Brothers Finance Corp, 4.3750%, 4/15/23	3,364,000	3,490,150
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	3,389,000	3,558,450
		387,096,582
Consumer Non-Cyclical – 5.5%
Abbott Laboratories, 3.8750%, 9/15/25	2,946,000	3,046,391
Abbott Laboratories, 3.7500%, 11/30/26	5,466,000	5,611,330
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	6,221,000	6,251,667
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	35,189,000	36,003,691
Becton Dickinson and Co, 2.8940%, 6/6/22	10,682,000	10,613,841
Becton Dickinson and Co, 3.3630%, 6/6/24	23,747,000	23,808,249
Becton Dickinson and Co, 3.7000%, 6/6/27	16,550,000	16,672,863
Celgene Corp, 2.7500%, 2/15/23	13,235,000	13,123,851
Constellation Brands Inc, 4.7500%, 12/1/25	2,552,000	2,803,079

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Constellation Brands, Inc., 4.2500%, 5/1/23	$22,825,000	$24,142,130
Danone SA, 2.0770%, 11/2/21 (144A)	25,614,000	25,052,837
Danone SA, 2.5890%, 11/2/23 (144A)	11,922,000	11,624,505
Express Scripts Holding Co, 3.5000%, 6/15/24	8,628,000	8,702,542
Express Scripts Holding Co, 3.4000%, 3/1/27	9,720,000	9,535,631
HCA Inc, 3.7500%, 3/15/19	8,871,000	8,948,621
HCA Inc, 5.0000%, 3/15/24	13,726,000	14,275,040
HCA Inc, 5.2500%, 6/15/26	11,314,000	11,992,840
HCA Inc, 4.5000%, 2/15/27	13,248,000	13,314,240
Life Technologies Corp, 6.0000%, 3/1/20	14,882,000	15,927,079
LifePoint Health Inc, 5.5000%, 12/1/21	1,327,000	1,353,540
McCormick & Co Inc/MD, 3.1500%, 8/15/24	19,102,000	19,198,962
McCormick & Co Inc/MD, 3.4000%, 8/15/27	14,353,000	14,536,699
Molson Coors Brewing Co, 3.0000%, 7/15/26	30,968,000	30,302,548
Newell Brands Inc, 5.0000%, 11/15/23	10,328,000	10,900,094
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	9,081,000	9,239,918
Post Holdings Inc, 5.6250%, 1/15/28 (144A)	4,411,000	4,427,541
Reckitt Benckiser Treasury Services PLC, 2.7500%, 6/26/24 (144A)	12,434,000	12,161,811
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	14,976,000	14,738,701
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	15,163,000	14,821,557
Sysco Corp, 2.5000%, 7/15/21	4,659,000	4,645,925
Sysco Corp, 3.3000%, 7/15/26	11,578,000	11,647,533
Sysco Corp, 3.2500%, 7/15/27	7,737,000	7,708,652
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	16,397,000	16,704,444
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	25,106,000	25,176,154
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	15,201,000	15,566,754
		474,581,260
Electric – 1.9%
Dominion Energy Inc, 2.0000%, 8/15/21	2,679,000	2,617,628
Dominion Energy Inc, 2.8500%, 8/15/26	3,768,000	3,637,897
Duke Energy Corp, 1.8000%, 9/1/21	7,241,000	7,042,226
Duke Energy Corp, 2.4000%, 8/15/22	8,949,000	8,791,162
Duke Energy Corp, 2.6500%, 9/1/26	19,418,000	18,600,463
Duke Energy Corp, 3.1500%, 8/15/27	13,428,000	13,326,889
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	3,070,000	3,123,725
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	5,663,000	5,634,685
PPL Capital Funding Inc, 3.1000%, 5/15/26	22,411,000	21,928,560
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	16,534,000	17,718,418
Southern Co, 2.3500%, 7/1/21	24,425,000	24,277,609
Southern Co, 2.9500%, 7/1/23	15,191,000	15,196,098
Southern Co, 3.2500%, 7/1/26	20,003,000	19,612,097
		161,507,457
Energy – 3.3%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	6,424,000	6,756,121
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	7,384,000	7,409,599
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	7,124,000	7,091,090
Cenovus Energy Inc, 5.7000%, 10/15/19	464,000	488,035
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	7,877,000	8,385,072
ConocoPhillips Co, 4.9500%, 3/15/26	18,763,000	21,292,228
Enbridge Energy Partners LP, 5.8750%, 10/15/25	11,091,000	12,559,087
Energy Transfer Equity LP, 4.2500%, 3/15/23	11,154,000	11,070,345
Energy Transfer Equity LP, 5.8750%, 1/15/24	11,945,000	12,572,113
Energy Transfer LP, 4.1500%, 10/1/20	9,183,000	9,482,163
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,567,000	9,130,282
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	9,896,000	10,211,649
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	990,000	1,082,432
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,902,000	8,344,943
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	2,621,000	2,665,229
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	6,700,000	6,951,250

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
NuStar Logistics LP, 5.6250%, 4/28/27	$17,003,000	$17,300,553
Oceaneering International Inc, 4.6500%, 11/15/24	10,196,000	9,917,771
Phillips 66 Partners LP, 3.6050%, 2/15/25	11,285,000	11,367,121
Phillips 66 Partners LP, 3.7500%, 3/1/28	4,552,000	4,552,675
Phillips 66 Partners LP, 4.6800%, 2/15/45	4,045,000	4,151,212
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	5,030,000	5,182,166
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	4,869,000	4,934,407
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	13,345,000	14,587,931
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	21,894,000	23,487,810
TC PipeLines LP, 3.9000%, 5/25/27	14,845,000	14,914,980
Williams Cos Inc, 3.7000%, 1/15/23	5,998,000	5,968,010
Williams Partners LP, 3.7500%, 6/15/27	24,291,000	24,334,576
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	9,307,000	9,725,815
		285,916,665
Finance Companies – 0.6%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	15,471,000	15,374,306
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	18,946,000	18,803,905
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	21,344,000	21,070,797
		55,249,008
Financial Institutions – 1.3%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	25,777,000	27,154,218
Kennedy-Wilson Inc, 5.8750%, 4/1/24	36,721,000	37,914,433
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	44,304,000	44,309,070
		109,377,721
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	6,952,000	7,329,213
Insurance – 1.0%
Aetna Inc, 2.8000%, 6/15/23	9,454,000	9,303,021
Centene Corp, 4.7500%, 5/15/22	1,364,000	1,415,150
Centene Corp, 6.1250%, 2/15/24	4,039,000	4,271,243
Centene Corp, 4.7500%, 1/15/25	5,642,000	5,740,735
UnitedHealth Group Inc, 2.3750%, 10/15/22	8,339,000	8,257,229
UnitedHealth Group Inc, 3.7500%, 7/15/25	13,485,000	14,210,093
UnitedHealth Group Inc, 3.1000%, 3/15/26	5,163,000	5,199,780
UnitedHealth Group Inc, 3.4500%, 1/15/27	3,413,000	3,529,620
UnitedHealth Group Inc, 3.3750%, 4/15/27	1,727,000	1,774,145
UnitedHealth Group Inc, 2.9500%, 10/15/27	16,125,000	16,072,970
WellCare Health Plans Inc, 5.2500%, 4/1/25	16,000,000	16,880,000
		86,653,986
Real Estate Investment Trusts (REITs) – 1.1%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	5,168,000	5,189,505
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	26,252,000	27,873,356
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	11,832,000	12,538,276
Digital Realty Trust LP, 3.7000%, 8/15/27	8,040,000	8,096,115
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,363,000	5,695,633
Senior Housing Properties Trust, 6.7500%, 12/15/21	6,271,000	6,938,645
SL Green Realty Corp, 5.0000%, 8/15/18	11,577,000	11,718,805
SL Green Realty Corp, 7.7500%, 3/15/20	20,594,000	22,658,218
		100,708,553
Technology – 5.6%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	15,758,000	15,666,303
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)†	57,463,000	56,530,551
Cadence Design Systems Inc, 4.3750%, 10/15/24†	32,562,000	34,538,538
Equifax Inc, 2.3000%, 6/1/21	5,496,000	5,364,133
Equifax Inc, 3.3000%, 12/15/22	16,874,000	16,762,142
Fidelity National Information Services Inc, 3.6250%, 10/15/20	5,971,000	6,134,616
Fidelity National Information Services Inc, 4.5000%, 10/15/22	7,073,000	7,570,173
First Data Corp, 7.0000%, 12/1/23 (144A)	20,692,000	21,881,790
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	24,079,000	24,079,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Iron Mountain Inc, 5.2500%, 3/15/28 (144A)	$19,034,000	$18,938,830
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	7,227,000	7,400,665
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	5,367,000	5,474,340
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	21,117,000	21,354,566
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	12,604,000	13,183,784
Total System Services Inc, 3.8000%, 4/1/21	11,327,000	11,608,735
Total System Services Inc, 4.8000%, 4/1/26	32,479,000	35,130,204
Trimble Inc, 4.7500%, 12/1/24	40,171,000	43,344,529
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)†	56,446,000	56,345,581
Verisk Analytics Inc, 4.8750%, 1/15/19	10,602,000	10,855,656
Verisk Analytics Inc, 5.8000%, 5/1/21	30,298,000	32,964,833
Verisk Analytics Inc, 4.1250%, 9/12/22	13,208,000	13,787,173
Verisk Analytics Inc, 5.5000%, 6/15/45	13,628,000	15,864,724
VMware Inc, 3.9000%, 8/21/27	8,617,000	8,696,209
		483,477,075
Transportation – 0.2%
FedEx Corp, 3.9000%, 2/1/35	1,829,000	1,856,768
FedEx Corp, 4.4000%, 1/15/47	797,000	849,635
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	13,774,000	13,814,889
		16,521,292
Total Corporate Bonds (cost $4,002,920,187)		4,064,081,531
Mortgage-Backed Securities – 23.9%
Fannie Mae Pool:
6.0000%, 10/1/35	4,630,650	5,248,582
6.0000%, 12/1/35	3,864,914	4,389,423
6.0000%, 2/1/37	1,927,461	2,216,351
6.0000%, 10/1/38	4,004,917	4,515,138
5.5000%, 12/1/39	7,098,676	7,829,225
5.5000%, 3/1/40	6,045,157	6,756,258
5.5000%, 4/1/40	10,733,116	11,808,403
5.5000%, 2/1/41	3,655,856	4,086,142
5.0000%, 5/1/41	2,707,408	2,923,207
5.5000%, 5/1/41	3,873,597	4,269,182
5.5000%, 6/1/41	8,394,339	9,366,714
5.5000%, 6/1/41	3,432,121	3,779,492
5.5000%, 7/1/41	13,605,275	14,982,209
5.0000%, 10/1/41	2,933,185	3,166,584
5.5000%, 12/1/41	6,638,068	7,320,312
5.5000%, 2/1/42	34,131,386	37,582,785
4.5000%, 11/1/42	4,407,841	4,756,976
3.5000%, 2/1/43	28,299,914	29,183,180
3.5000%, 2/1/43	5,090,033	5,249,148
3.5000%, 3/1/43	15,546,101	16,031,959
5.5000%, 10/1/43	7,509,078	8,395,215
3.5000%, 4/1/44	9,755,536	10,104,508
5.5000%, 5/1/44	7,449,263	8,203,167
5.0000%, 7/1/44	12,321,399	13,529,358
4.5000%, 10/1/44	9,237,062	10,019,221
3.5000%, 2/1/45	26,071,467	26,888,931
4.5000%, 3/1/45	15,356,736	16,658,919
4.5000%, 6/1/45	8,430,543	9,025,696
4.5000%, 9/1/45	37,610,507	40,800,520
3.0000%, 10/1/45	4,629,308	4,632,773
3.0000%, 10/1/45	2,948,709	2,950,796
3.5000%, 12/1/45	8,667,598	8,976,523
3.0000%, 1/1/46	597,726	598,190
3.5000%, 1/1/46	25,537,300	26,447,481
3.5000%, 1/1/46	22,042,900	22,828,538
3.0000%, 3/1/46	19,943,692	19,957,808

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.0000%, 3/1/46	$13,419,786	$13,429,285
4.0000%, 5/31/46	287,155,000	300,450,277
3.5000%, 7/1/46	16,545,357	17,101,423
3.5000%, 7/1/46	16,253,240	16,813,553
4.5000%, 7/1/46	10,276,316	11,081,454
4.0000%, 8/1/46	1,074,091	1,136,914
4.0000%, 8/1/46	916,081	969,661
4.0000%, 8/1/46	695,036	735,688
4.0000%, 10/1/46	4,438,476	4,694,303
3.0000%, 11/1/46	9,539,098	9,545,850
3.0000%, 11/1/46	3,737,973	3,747,935
3.0000%, 11/1/46	3,513,728	3,523,105
4.5000%, 11/1/46	3,734,697	4,036,788
3.5000%, 12/1/46	1,272,269	1,311,036
3.5000%, 12/1/46	446,822	460,437
3.5000%, 1/1/47	5,077,227	5,231,938
3.5000%, 1/1/47	928,797	957,098
3.5000%, 1/1/47	495,538	510,638
3.0000%, 2/1/47	25,616,743	25,775,547
4.5000%, 2/1/47	15,490,101	16,708,496
4.0000%, 3/1/47	1,418,766	1,501,234
4.0000%, 3/1/47	380,126	402,184
4.0000%, 3/1/47	376,722	398,510
4.0000%, 4/1/47	1,868,194	1,973,327
4.0000%, 4/1/47	1,484,552	1,570,701
4.0000%, 4/1/47	1,327,631	1,402,344
4.0000%, 5/1/47	80,917,323	85,575,355
4.0000%, 5/1/47	4,808,072	5,034,070
4.0000%, 5/1/47	2,045,071	2,160,159
4.0000%, 5/1/47	1,552,670	1,642,774
4.0000%, 5/1/47	1,217,558	1,288,216
4.0000%, 5/1/47	504,045	533,648
4.5000%, 5/1/47	2,563,399	2,775,200
4.5000%, 5/1/47	2,110,402	2,277,101
4.5000%, 5/1/47	2,071,619	2,232,216
4.5000%, 5/1/47	1,560,303	1,689,841
4.5000%, 5/1/47	1,452,031	1,564,597
4.5000%, 5/1/47	1,270,395	1,374,680
4.5000%, 5/1/47	714,037	771,590
4.5000%, 5/1/47	518,296	561,392
4.5000%, 5/1/47	468,131	506,516
3.0000%, 5/31/47	10,625,000	10,612,599
3.5000%, 5/31/47	167,098,000	171,385,629
3.5000%, 6/1/47	1,008,590	1,039,586
4.0000%, 6/1/47	5,933,887	6,267,822
4.0000%, 6/1/47	3,120,934	3,274,435
4.0000%, 6/1/47	2,855,343	3,019,730
4.0000%, 6/1/47	2,773,614	2,934,571
4.0000%, 6/1/47	2,655,810	2,790,539
4.0000%, 6/1/47	2,190,053	2,320,367
4.0000%, 6/1/47	1,312,762	1,377,330
4.0000%, 6/1/47	1,252,064	1,313,648
4.0000%, 6/1/47	993,264	1,051,996
4.0000%, 6/1/47	821,195	867,284
4.0000%, 6/1/47	596,851	625,041
4.0000%, 6/1/47	353,813	375,918
4.5000%, 6/1/47	9,231,716	9,947,383
4.5000%, 6/1/47	899,024	973,775
3.5000%, 7/1/47	1,931,034	1,991,452

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 7/1/47	$1,162,004	$1,198,921
3.5000%, 7/1/47	881,958	911,847
3.5000%, 7/1/47	527,476	545,757
3.5000%, 7/1/47	521,439	538,552
4.0000%, 7/1/47	23,045,932	24,386,587
4.0000%, 7/1/47	5,818,578	6,146,023
4.0000%, 7/1/47	4,360,726	4,606,129
4.0000%, 7/1/47	4,074,455	4,309,028
4.0000%, 7/1/47	2,238,324	2,363,722
4.0000%, 7/1/47	2,231,137	2,362,183
4.0000%, 7/1/47	1,779,812	1,885,053
4.0000%, 7/1/47	1,203,637	1,274,332
4.0000%, 7/1/47	1,071,287	1,123,980
4.0000%, 7/1/47	1,064,536	1,127,060
4.0000%, 7/1/47	683,016	717,663
4.0000%, 7/1/47	598,193	630,245
4.5000%, 7/1/47	6,560,912	7,069,528
4.5000%, 7/1/47	5,856,066	6,310,046
4.5000%, 7/1/47	5,777,999	6,225,955
3.5000%, 8/1/47	7,164,919	7,364,447
3.5000%, 8/1/47	4,539,801	4,680,134
3.5000%, 8/1/47	4,150,736	4,282,603
3.5000%, 8/1/47	1,003,168	1,034,606
3.5000%, 8/1/47	440,788	454,792
4.0000%, 8/1/47	11,951,656	12,516,737
4.0000%, 8/1/47	9,817,491	10,281,671
4.0000%, 8/1/47	9,756,692	10,305,756
4.0000%, 8/1/47	8,742,413	9,234,398
4.0000%, 8/1/47	5,785,951	6,111,557
4.0000%, 8/1/47	4,318,030	4,567,935
4.0000%, 8/1/47	4,063,998	4,270,161
4.0000%, 8/1/47	2,504,551	2,638,077
4.0000%, 8/1/47	1,830,841	1,939,098
4.0000%, 8/1/47	1,029,129	1,077,843
4.5000%, 8/1/47	8,139,049	8,770,054
4.5000%, 8/1/47	1,997,685	2,152,554
3.5000%, 9/1/47	22,766,178	23,401,326
3.5000%, 9/1/47	3,581,143	3,702,735
4.0000%, 9/1/47	9,985,517	10,547,471
4.0000%, 9/1/47	6,409,324	6,770,017
4.0000%, 9/1/47	1,044,697	1,103,489
4.0000%, 9/1/47	316,581	335,075
4.5000%, 9/1/47	38,679,945	41,201,612
4.5000%, 9/1/47	6,831,826	7,361,504
4.5000%, 9/1/47	5,105,634	5,501,461
4.5000%, 9/1/47	4,637,896	4,997,462
3.5000%, 10/1/47	30,784,374	31,644,027
3.5000%, 10/1/47	8,860,282	9,107,700
3.5000%, 10/1/47	748,637	772,927
3.5000%, 10/1/47	663,566	686,096
3.5000%, 10/1/47	533,551	551,007
3.5000%, 10/1/47	310,236	321,513
4.0000%, 10/1/47	5,081,182	5,340,296
4.0000%, 10/1/47	4,398,375	4,645,899
4.0000%, 10/1/47	4,229,104	4,467,103
4.0000%, 10/1/47	2,834,247	2,993,748
4.0000%, 10/1/47	2,324,054	2,460,561
4.0000%, 10/1/47	1,203,286	1,273,963
4.5000%, 10/1/47	1,182,031	1,273,673

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 10/1/47	$539,284	$581,094
3.0000%, 11/1/47	7,808,757	7,814,284
3.5000%, 11/1/47	2,649,106	2,741,514
3.5000%, 11/1/47	1,649,041	1,706,625
4.0000%, 11/1/47	6,370,303	6,693,468
4.0000%, 11/1/47	1,965,371	2,078,386
4.0000%, 11/1/47	1,031,401	1,092,620
4.5000%, 11/1/47	5,790,814	6,239,759
3.0000%, 12/1/47	3,385,830	3,388,227
3.0000%, 12/1/47	1,643,700	1,644,863
3.5000%, 12/1/47	5,408,447	5,587,929
3.5000%, 12/1/47	1,115,177	1,152,184
3.5000%, 5/1/56	6,842,210	7,041,031
		1,576,742,783
Freddie Mac Gold Pool:
5.5000%, 10/1/36	3,335,361	3,731,452
6.0000%, 4/1/40	3,255,205	3,747,144
5.5000%, 8/1/41	10,318,916	11,686,636
5.5000%, 8/1/41	9,722,557	10,885,811
5.0000%, 3/1/42	8,568,844	9,400,166
3.5000%, 2/1/44	10,920,751	11,256,463
4.5000%, 5/1/44	8,293,633	8,928,052
3.0000%, 1/1/45	10,192,739	10,209,737
4.0000%, 2/1/46	7,159,545	7,589,483
3.5000%, 7/1/46	32,279,337	33,449,520
3.0000%, 10/1/46	30,014,511	30,082,056
3.0000%, 12/1/46	53,831,510	53,952,729
4.0000%, 6/1/47	22,838,709	24,145,594
4.0000%, 8/1/47	19,622,190	20,547,216
3.5000%, 9/1/47	25,501,546	26,315,838
3.5000%, 9/1/47	15,880,131	16,339,968
3.5000%, 9/1/47	9,102,272	9,365,839
3.5000%, 9/1/47	7,802,060	8,027,991
3.5000%, 9/1/47	7,027,132	7,265,096
4.0000%, 9/1/47	8,208,116	8,587,488
3.5000%, 10/1/47	20,592,956	21,189,259
3.5000%, 10/1/47	13,746,908	14,144,975
3.5000%, 12/1/47	29,929,137	30,933,421
		381,781,934
Ginnie Mae I Pool:
4.5000%, 9/15/40	5,374,934	5,741,943
4.5000%, 5/15/41	4,920,494	5,206,441
4.0000%, 1/15/45	30,952,995	32,511,522
4.5000%, 8/15/46	34,988,341	37,680,444
4.0000%, 7/15/47	18,578,688	19,491,686
4.0000%, 8/15/47	3,741,709	3,925,873
		104,557,909
Ginnie Mae II Pool:
4.0000%, 8/20/47	2,827,814	2,970,240
4.0000%, 8/20/47	746,174	783,757
4.0000%, 8/20/47	533,191	560,046
		4,314,043
Total Mortgage-Backed Securities (cost $2,084,557,140)		2,067,396,669
United States Treasury Notes/Bonds – 15.5%
1.2500%, 8/31/19†	86,241,000	85,353,890
1.3750%, 9/30/19†	159,590,000	158,196,305
1.5000%, 10/31/19	41,309,000	41,020,039
1.7500%, 11/30/19	267,155,000	266,482,701

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
1.6250%, 10/15/20	$1,842,000	$1,825,499
1.7500%, 11/15/20	53,013,000	52,704,117
1.7500%, 5/31/22	31,650,000	31,095,707
1.7500%, 6/30/22	6,558,000	6,438,749
1.8750%, 7/31/22	10,535,000	10,391,088
1.6250%, 8/31/22	26,297,000	25,643,814
1.8750%, 9/30/22	17,080,000	16,830,419
2.0000%, 11/30/22	12,162,000	12,049,592
2.1250%, 2/29/24	44,886,000	44,432,651
2.1250%, 9/30/24	6,269,000	6,188,672
2.0000%, 11/15/26†	17,871,000	17,289,961
2.2500%, 2/15/27†	54,960,900	54,223,243
2.2500%, 8/15/27†	59,473,000	58,618,152
2.2500%, 11/15/27	124,362,000	122,568,678
3.6250%, 2/15/44	25,370,400	29,624,042
2.2500%, 8/15/46	2,070,000	1,865,118
3.0000%, 2/15/47	34,026,000	35,745,065
3.0000%, 5/15/47	40,020,000	42,029,351
2.7500%, 8/15/47†	178,403,000	178,425,489
2.7500%, 11/15/47	42,542,000	42,563,910
Total United States Treasury Notes/Bonds (cost $1,333,614,649)		1,341,606,252
Investment Companies – 6.6%
Money Markets – 6.6%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $569,292,220)	569,292,220	569,292,220
Total Investments (total cost $9,062,041,385) – 105.3%		9,112,906,108
Liabilities, net of Cash, Receivables and Other Assets – (5.3)%		(460,592,110)
Net Assets – 100%		$8,652,313,998

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,645,639,154	94.9%
Canada	94,685,520	1.0
Netherlands	91,722,425	1.0
United Kingdom	78,102,061	0.9
Taiwan	56,345,581	0.6
Belgium	42,255,358	0.5
Ireland	41,606,250	0.4
France	36,677,342	0.4
Switzerland	14,477,611	0.2
Germany	11,394,806	0.1

Total	$9,112,906,108	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 6.6%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$1,090∆	$—	$—	$—
Money Markets – 6.6%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	1,513,077	—	—	569,292,220

Total Affiliated Investments – 6.6%	$1,514,167	$—	$—	$569,292,220

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 6.6%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	—	133,951,419	(133,951,419)	—
Money Markets – 6.6%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	147,933,777	2,810,165,443	(2,388,807,000)	569,292,220

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $1,510,226,327, which represents 17.5% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $615,450,478.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$15,208,110	$15,074,494	0.2%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 2.3521%, 11/25/50	11/29/17	20,526,000	20,526,000	0.2
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 2.5521%, 11/25/50	11/29/17	5,100,000	5,100,000	0.0
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18	8/11/17	22,822,000	22,825,783	0.3
Total		$63,656,110	$63,526,277	0.7%

The Fund has registration rights for certain restricted securities held as of December 31, 2017. The issuer incurs all registration costs.

20	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$734,528,805	$-
Bank Loans and Mezzanine Loans	-	336,000,631	-
Corporate Bonds	-	4,064,081,531	-
Mortgage-Backed Securities	-	2,067,396,669	-
United States Treasury Notes/Bonds	-	1,341,606,252	-
Investment Companies	-	569,292,220	-
Total Assets	$-	$9,112,906,108	$-

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$8,543,613,888
Affiliated investments, at value(2)	569,292,220
Cash	11,518,120
Non-interested Trustees' deferred compensation	164,988
Receivables:
Interest	58,705,283
Investments sold	34,251,962
Fund shares sold	14,076,275
Dividends from affiliates	575,779
Other assets	157,975
Total Assets	9,232,356,490
Liabilities:
Payables:	—
Investments purchased	548,720,621
Fund shares repurchased	14,997,727
Advisory fees	3,054,619
Dividends	1,734,261
Transfer agent fees and expenses	1,273,117
12b-1 Distribution and shareholder servicing fees	291,058
Non-interested Trustees' deferred compensation fees	164,988
Non-interested Trustees' fees and expenses	63,579
Fund administration fees	59,052
Professional fees	31,564
Custodian fees	13,644
Accrued expenses and other payables	9,638,262
Total Liabilities	580,042,492
Net Assets	$8,652,313,998

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,802,760,168
Undistributed net investment income/(loss)	(13,905,294)
Undistributed net realized gain/(loss) from investments	(187,430,597)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	50,889,721
Total Net Assets	$8,652,313,998
Net Assets - Class A Shares	$215,710,648
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,840,249
Net Asset Value Per Share(3)	$10.35
Maximum Offering Price Per Share(4)	$10.87
Net Assets - Class C Shares	$245,181,471
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,680,486
Net Asset Value Per Share(3)	$10.35
Net Assets - Class D Shares	$609,009,086
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	58,825,371
Net Asset Value Per Share	$10.35
Net Assets - Class I Shares	$5,736,787,547
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	554,125,876
Net Asset Value Per Share	$10.35
Net Assets - Class N Shares	$639,117,653
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,759,779
Net Asset Value Per Share	$10.35
Net Assets - Class R Shares	$39,611,359
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,825,732
Net Asset Value Per Share	$10.35
Net Assets - Class S Shares	$38,759,237
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,743,422
Net Asset Value Per Share	$10.35
Net Assets - Class T Shares	$1,128,136,997
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108,986,499
Net Asset Value Per Share	$10.35

(1) Includes cost of $8,492,749,165.

(2) Includes cost of $569,292,220.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Interest	$133,729,570
Dividends from affiliates	1,513,077
Dividends	815,733
Affiliated securities lending income, net	1,090
Other income	1,220,512
Total Investment Income	137,279,982
Expenses:
Advisory fees	17,599,262
12b-1Distribution and shareholder servicing fees:
Class A Shares	319,118
Class C Shares	1,308,379
Class R Shares	100,239
Class S Shares	56,282
Transfer agent administrative fees and expenses:
Class D Shares	371,853
Class R Shares	50,277
Class S Shares	56,282
Class T Shares	1,516,338
Transfer agent networking and omnibus fees:
Class A Shares	313,476
Class C Shares	98,807
Class I Shares	1,960,799
Other transfer agent fees and expenses:
Class A Shares	13,418
Class C Shares	13,695
Class D Shares	65,138
Class I Shares	132,375
Class N Shares	10,249
Class R Shares	809
Class S Shares	587
Class T Shares	12,474
Fund administration fees	352,019
Shareholder reports expense	319,960
Registration fees	163,651
Non-interested Trustees’ fees and expenses	141,666
Professional fees	82,625
Custodian fees	41,605
Other expenses	271,507
Total Expenses	25,372,890
Less: Excess Expense Reimbursement and Waivers	(115,424)
Net Expenses	25,257,466
Net Investment Income/(Loss)	112,022,516
Net Realized Gain/(Loss) on Investments:
Investments	37,614,810
Total Net Realized Gain/(Loss) on Investments	37,614,810
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(57,374,264)
Total Change in Unrealized Net Appreciation/Depreciation	(57,374,264)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$92,263,062

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$112,022,516	$223,187,370
Net realized gain/(loss) on investments	37,614,810	(11,460,015)
Change in unrealized net appreciation/depreciation	(57,374,264)	(179,079,452)
Net Increase/(Decrease) in Net Assets Resulting from Operations	92,263,062	32,647,903
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(3,267,685)	(14,497,347)
Class C Shares	(2,605,981)	(6,481,358)
Class D Shares	(8,884,298)	(18,305,465)
Class I Shares	(83,968,834)	(158,686,321)
Class N Shares	(8,850,535)	(17,318,183)
Class R Shares	(456,536)	(992,340)
Class S Shares	(569,155)	(1,495,898)
Class T Shares	(16,887,521)	(40,234,487)
Net Decrease from Dividends and Distributions to Shareholders	(125,490,545)	(258,011,399)
Capital Share Transactions:
Class A Shares	(152,848,892)	(332,836,864)
Class C Shares	(38,212,560)	(86,123,339)
Class D Shares	(11,048,436)	(34,081,307)
Class I Shares	269,028,397	68,199,107
Class N Shares	69,928,497	(29,588,634)
Class R Shares	(1,407,550)	(6,892,186)
Class S Shares	(9,413,419)	(22,468,252)
Class T Shares	(161,326,597)	(244,548,205)
Net Increase/(Decrease) from Capital Share Transactions	(35,300,560)	(688,339,680)
Net Increase/(Decrease) in Net Assets	(68,528,043)	(913,703,176)
Net Assets:
Beginning of period	8,720,842,041	9,634,545,217
End of period	$8,652,313,998	$8,720,842,041

Undistributed Net Investment Income/(Loss)	$(13,905,294)	$(437,265)

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.48		$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.23(1)	0.23(1)		0.24(1)	0.25(1)	0.30
Net realized and unrealized gain/(loss)	(0.03)	(0.20)	0.18		(0.13)	0.31	(0.14)
Total from Investment Operations	0.09	0.03	0.41		0.11	0.56	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.27)	(0.26)		(0.27)	(0.30)	(0.30)
Distributions (from capital gains)	—	—	—		—	(0.12)	(0.21)
Total Dividends and Distributions	(0.13)	(0.27)	(0.26)		(0.27)	(0.42)	(0.51)
Net Asset Value, End of Period	$10.35	$10.39	$10.63		$10.48	$10.64	$10.50
Total Return*	0.89%	0.30%	3.97%		1.02%	5.47%	1.45%
Net Assets, End of Period (in thousands)	$215,711	$369,125	$720,360		$785,362	$666,272	$719,932
Average Net Assets for the Period (in thousands)	$256,903	$572,984	$728,366		$678,538	$649,984	$786,291
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.84%	0.81%		0.79%	0.80%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.84%	0.81%		0.79%	0.79%	0.75%
Ratio of Net Investment Income/(Loss)	2.20%	2.15%	2.18%		2.25%	2.38%	2.09%
Portfolio Turnover Rate	68%(2)	96%	99%		124%	118%	118%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.48	$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.16(1)	0.16(1)	0.16(1)	0.17(1)	0.21
Net realized and unrealized gain/(loss)	(0.03)	(0.20)	0.18	(0.13)	0.31	(0.14)
Total from Investment Operations	0.06	(0.04)	0.34	0.03	0.48	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.20)	(0.19)	(0.19)	(0.22)	(0.21)
Distributions (from capital gains)	—	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.10)	(0.20)	(0.19)	(0.19)	(0.34)	(0.42)
Net Asset Value, End of Period	$10.35	$10.39	$10.63	$10.48	$10.64	$10.50
Total Return*	0.60%	(0.38)%	3.27%	0.28%	4.68%	0.65%
Net Assets, End of Period (in thousands)	$245,181	$284,311	$379,168	$349,070	$304,253	$432,713
Average Net Assets for the Period (in thousands)	$265,893	$343,064	$358,131	$332,035	$341,462	$470,325
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.49%	1.52%	1.49%	1.53%	1.58%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.49%	1.52%	1.49%	1.53%	1.56%	1.55%
Ratio of Net Investment Income/(Loss)	1.63%	1.51%	1.50%	1.52%	1.60%	1.30%
Portfolio Turnover Rate	68%(2)	96%	99%	124%	118%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.47	$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.26(1)	0.25(1)	0.26(1)	0.27(1)	0.32
Net realized and unrealized gain/(loss)	(0.02)	(0.20)	0.19	(0.14)	0.31	(0.14)
Total from Investment Operations	0.11	0.06	0.44	0.12	0.58	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.30)	(0.28)	(0.29)	(0.32)	(0.32)
Distributions (from capital gains)	—	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.15)	(0.30)	(0.28)	(0.29)	(0.44)	(0.53)
Net Asset Value, End of Period	$10.35	$10.39	$10.63	$10.47	$10.64	$10.50
Total Return*	1.06%	0.54%	4.28%	1.12%	5.67%	1.61%
Net Assets, End of Period (in thousands)	$609,009	$622,426	$671,895	$643,371	$662,074	$750,690
Average Net Assets for the Period (in thousands)	$618,187	$649,107	$644,053	$658,439	$677,831	$825,062
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of Net Investment Income/(Loss)	2.54%	2.44%	2.39%	2.46%	2.57%	2.25%
Portfolio Turnover Rate	68%(2)	96%	99%	124%	118%	118%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.48	$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.26(1)	0.25(1)	0.26(1)	0.27(1)	0.32
Net realized and unrealized gain/(loss)	(0.03)	(0.20)	0.18	(0.13)	0.31	(0.14)
Total from Investment Operations	0.11	0.06	0.43	0.13	0.58	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.30)	(0.28)	(0.29)	(0.32)	(0.32)
Distributions (from capital gains)	—	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.15)	(0.30)	(0.28)	(0.29)	(0.44)	(0.53)
Net Asset Value, End of Period	$10.35	$10.39	$10.63	$10.48	$10.64	$10.50
Total Return*	1.10%	0.59%	4.22%	1.24%	5.69%	1.66%
Net Assets, End of Period (in thousands)	$5,736,788	$5,490,323	$5,552,671	$5,971,814	$3,486,670	$2,918,160
Average Net Assets for the Period (in thousands)	$5,678,962	$5,521,703	$5,344,122	$5,007,807	$3,017,072	$2,181,783
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.55%	0.56%	0.57%	0.62%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.55%	0.56%	0.57%	0.59%	0.55%
Ratio of Net Investment Income/(Loss)	2.63%	2.50%	2.43%	2.46%	2.59%	2.28%
Portfolio Turnover Rate	68%(2)	96%	99%	124%	118%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.39	$10.62	$10.47	$10.63	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.27(1)	0.27(1)	0.27(1)	0.29(1)	0.39
Net realized and unrealized gain/(loss)	(0.02)	(0.19)	0.18	(0.12)	0.30	(0.19)
Total from Investment Operations	0.12	0.08	0.45	0.15	0.59	0.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.31)	(0.30)	(0.31)	(0.34)	(0.34)
Distributions (from capital gains)	—	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.16)	(0.31)	(0.30)	(0.31)	(0.46)	(0.55)
Net Asset Value, End of Period	$10.35	$10.39	$10.62	$10.47	$10.63	$10.50
Total Return*	1.13%	0.79%	4.35%	1.37%	5.74%	1.77%
Net Assets, End of Period (in thousands)	$639,118	$571,544	$613,840	$638,030	$225,650	$64,760
Average Net Assets for the Period (in thousands)	$583,870	$581,190	$592,601	$467,431	$161,478	$210,599
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.44%	0.44%	0.44%	0.44%	0.45%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.44%	0.44%	0.44%	0.45%	0.44%
Ratio of Net Investment Income/(Loss)	2.70%	2.60%	2.55%	2.57%	2.78%	2.45%
Portfolio Turnover Rate	68%(2)	96%	99%	124%	118%	118%

Class R Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.48	$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.19(1)	0.19(1)	0.19(1)	0.20(1)	0.26
Net realized and unrealized gain/(loss)	(0.02)	(0.20)	0.18	(0.12)	0.32	(0.14)
Total from Investment Operations	0.08	(0.01)	0.37	0.07	0.52	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.23)	(0.22)	(0.23)	(0.26)	(0.26)
Distributions (from capital gains)	—	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.12)	(0.23)	(0.22)	(0.23)	(0.38)	(0.47)
Net Asset Value, End of Period	$10.35	$10.39	$10.63	$10.48	$10.64	$10.50
Total Return*	0.75%	(0.06)%	3.57%	0.61%	5.05%	1.02%
Net Assets, End of Period (in thousands)	$39,611	$41,175	$49,255	$33,915	$23,049	$30,080
Average Net Assets for the Period (in thousands)	$40,135	$44,888	$41,127	$28,705	$24,473	$29,460
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.20%	1.20%	1.19%	1.20%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.20%	1.20%	1.19%	1.20%	1.17%
Ratio of Net Investment Income/(Loss)	1.95%	1.84%	1.81%	1.84%	1.95%	1.67%
Portfolio Turnover Rate	68%(2)	96%	99%	124%	118%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.39	$10.63	$10.48	$10.64	$10.50	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.22(1)	0.21(1)	0.23(1)	0.23(1)	0.28
Net realized and unrealized gain/(loss)	(0.03)	(0.20)	0.18	(0.14)	0.32	(0.14)
Total from Investment Operations	0.09	0.02	0.39	0.09	0.55	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.26)	(0.24)	(0.25)	(0.29)	(0.28)
Distributions (from capital gains)	—	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.13)	(0.26)	(0.24)	(0.25)	(0.41)	(0.49)
Net Asset Value, End of Period	$10.35	$10.39	$10.63	$10.48	$10.64	$10.50
Total Return*	0.88%	0.20%	3.83%	0.87%	5.31%	1.26%
Net Assets, End of Period (in thousands)	$38,759	$48,347	$72,406	$68,701	$116,274	$75,202
Average Net Assets for the Period (in thousands)	$45,062	$60,867	$71,575	$92,884	$83,118	$78,304
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.94%	0.94%	0.94%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.94%	0.94%	0.94%	0.95%	0.94%
Ratio of Net Investment Income/(Loss)	2.20%	2.08%	2.06%	2.18%	2.23%	1.91%
Portfolio Turnover Rate	68%(2)	96%	99%	124%	118%	118%

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.39	$10.62	$10.47	$10.63	$10.49	$10.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.25(1)	0.24(1)	0.25(1)	0.26(1)	0.31
Net realized and unrealized gain/(loss)	(0.02)	(0.19)	0.18	(0.13)	0.31	(0.15)
Total from Investment Operations	0.11	0.06	0.42	0.12	0.57	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.29)	(0.27)	(0.28)	(0.31)	(0.31)
Distributions (from capital gains)	—	—	—	—	(0.12)	(0.21)
Total Dividends and Distributions	(0.15)	(0.29)	(0.27)	(0.28)	(0.43)	(0.52)
Net Asset Value, End of Period	$10.35	$10.39	$10.62	$10.47	$10.63	$10.49
Total Return*	1.01%	0.55%	4.10%	1.12%	5.58%	1.42%
Net Assets, End of Period (in thousands)	$1,128,137	$1,293,591	$1,574,950	$1,409,448	$1,135,441	$1,165,892
Average Net Assets for the Period (in thousands)	$1,212,221	$1,476,151	$1,482,943	$1,300,050	$1,096,557	$1,333,891
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.69%	0.69%	0.69%	0.70%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.69%	0.68%	0.69%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	2.45%	2.35%	2.31%	2.35%	2.49%	2.16%
Portfolio Turnover Rate	68%(2)	96%	99%	124%	118%	118%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

30	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Janus Investment Fund	31

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

32	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Janus Investment Fund	33

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-

34	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely

Janus Investment Fund	35

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2017.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

A Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

36	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.45% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 0.51%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

Janus Investment Fund	37

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent

38	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $9,036.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $9,795 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $50,064.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2017, the Fund engaged in cross trades amounting to $56,600,219 in purchases and $18,190,858 in sales, resulting in a net realized loss of $178,713. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	39

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(206,038,374)	$(11,922,675)	$ (217,961,049)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,070,639,524	$91,706,032	$(49,439,448)	$ 42,266,584

40	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,072,080	$ 31,936,786	16,598,575	$ 173,841,625
Reinvested dividends and distributions	187,590	1,950,899	1,114,686	11,656,307
Shares repurchased	(17,946,946)	(186,736,577)	(49,973,847)	(518,334,796)
Net Increase/(Decrease)	(14,687,276)	$(152,848,892)	(32,260,586)	$ (332,836,864)
Class C Shares:
Shares sold	1,024,646	$ 10,651,085	4,470,482	$ 46,986,312
Reinvested dividends and distributions	204,528	2,126,171	488,523	5,099,649
Shares repurchased	(4,903,538)	(50,989,816)	(13,281,395)	(138,209,300)
Net Increase/(Decrease)	(3,674,364)	$ (38,212,560)	(8,322,390)	$ (86,123,339)
Class D Shares:
Shares sold	2,700,492	$ 28,102,835	7,528,149	$ 78,767,716
Reinvested dividends and distributions	805,434	8,371,720	1,645,940	17,176,623
Shares repurchased	(4,572,462)	(47,522,991)	(12,509,248)	(130,025,646)
Net Increase/(Decrease)	(1,066,536)	$ (11,048,436)	(3,335,159)	$ (34,081,307)
Class I Shares:
Shares sold	92,888,619	$ 966,201,682	226,178,611	$2,364,184,213
Reinvested dividends and distributions	7,330,241	76,187,075	13,457,299	140,399,698
Shares repurchased	(74,381,093)	(773,360,360)	(233,863,634)	(2,436,384,804)
Net Increase/(Decrease)	25,837,767	$ 269,028,397	5,772,276	$ 68,199,107
Class N Shares:
Shares sold	12,384,784	$ 128,592,991	17,935,674	$ 187,137,050
Reinvested dividends and distributions	791,506	8,224,905	1,571,248	16,394,527
Shares repurchased	(6,434,268)	(66,889,399)	(22,276,457)	(233,120,211)
Net Increase/(Decrease)	6,742,022	$ 69,928,497	(2,769,535)	$ (29,588,634)
Class R Shares:
Shares sold	533,864	$ 5,553,037	1,668,630	$ 17,426,368
Reinvested dividends and distributions	29,854	310,305	66,074	690,068
Shares repurchased	(699,572)	(7,270,892)	(2,407,471)	(25,008,622)
Net Increase/(Decrease)	(135,854)	$ (1,407,550)	(672,767)	$ (6,892,186)
Class S Shares:
Shares sold	676,169	$ 7,040,147	1,295,947	$ 13,547,748
Reinvested dividends and distributions	54,562	567,433	142,717	1,490,980
Shares repurchased	(1,638,748)	(17,020,999)	(3,599,626)	(37,506,980)
Net Increase/(Decrease)	(908,017)	$ (9,413,419)	(2,160,962)	$ (22,468,252)
Class T Shares:
Shares sold	9,363,492	$ 97,334,884	34,518,656	$ 360,839,220
Reinvested dividends and distributions	1,613,867	16,774,477	3,826,433	39,932,993
Shares repurchased	(26,487,569)	(275,435,958)	(62,086,519)	(645,320,418)
Net Increase/(Decrease)	(15,510,210)	$(161,326,597)	(23,741,430)	$ (244,548,205)

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Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,741,642,725	$3,227,564,396	$2,917,443,087	$2,974,415,016

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

58	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	59

Janus Henderson Flexible Bond Fund

Notes

NotesPage1

60	DECEMBER 31, 2017

Janus Henderson Flexible Bond Fund

Notes

NotesPage2

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93019 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Global Allocation Fund – Conservative

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

Janus Henderson Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Conservative’s Class I Shares returned 5.43% for the six-month period ended December 31, 2017. This compares with a return of 2.86% for the Bloomberg Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 6.14% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

INVESTMENT ENVIRONMENT

Global financial markets enjoyed the tailwinds of synchronized economic growth across major regions during the period. Stocks benefited, too, from solid corporate earnings and, later in the period, the prospect of tax reform in the U.S. Emerging markets outperformed their developed market peers and among advanced economies, the U.S. and Japan tended to register higher returns than major European benchmarks. On a sector basis, technology and materials rose the most while traditionally defensive sectors – consumer staples, health care and utilities – delivered the most muted gains.

Global bond markets rose as well. A key driver was spread compression in both investment-grade and high-yield corporate credits, with those of the former reaching a decade low. Treasury performance was more dispersed. The yield on the 2-year U.S. Treasury rose as the market coalesced around a third Federal Reserve-rate hike in 2017, which ultimately occurred in December. The 10-year note, after dipping to nearly 2% in September saw spreads widen to 2.41% by period end and the yield on the 30-year slipped to 2.74%. German Bunds remained well bid as the European Central Bank announced it would extend its asset purchasing program, albeit in smaller increments. In the UK, the Bank of England initiated its first rate hike since the Global Financial Crisis as inflation crested 3%.

INVESTMENT PROCESS

Janus Henderson Global Allocation Fund – Conservative invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Henderson Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus Henderson practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

 The investment process involves setting return expectations for a broad range of Janus Henderson mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Henderson Global Allocation Fund – Conservative. Finally, we select the appropriate Janus Henderson funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Conservative (unaudited)

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark during the six-month period but underperformed its secondary benchmark. Generating the highest returns was the Fund’s position in the Janus Henderson Global Bond Fund. Global Bonds rose on the back of narrowing corporate credits spreads and mid- to longer-dated Treasurys largely holding ground despite the prospect of rising rates in the U.S. and an eventual step back from highly accommodative monetary policy abroad. Also contributing was the Janus Henderson Overseas Fund as its holdings in China’s Internet giants rallied considerably. The Janus Henderson Adaptive Global Allocation Fund was a contributor as well. This is a strategy designed to use forward-looking views on potential extreme market movements in order to minimize the risk of significant loss in a major downturn while still participating in upside opportunities.

The lone position to generate negative returns was the Janus Henderson Contrarian Fund, which was weighed down by certain health care names. The Janus Henderson Short-Term Bond Fund generated only slightly positive returns as shorter-dated Treasurys came under pressure during the period as this segment of the yield curve tends to be more sensitive to interest rate hikes. Also modestly gaining was the Janus Henderson Global Research Fund, which is a research-driven best ideas portfolio that seeks to deliver outperformance by focusing on stock selection while minimizing the impact of sector allocation.

OUTLOOK

An aging bull market and a 10-year economic expansion have us, like many investors, wondering: How much longer can this rally continue? But signals from our Adaptive Multi-Asset Solutions Team's proprietary options pricing model suggest a correction is not imminent.

Global stocks have enjoyed a good run, roughly tripling since the financial crisis. Options prices, which indicate the market’s assessment of short-term risk, signal limited upside, but do not forecast a looming downturn. On the contrary, the equity market appears fairly priced given a number of positive factors that could propel the current business cycle, including U.S. tax reform, still accommodative monetary policy in Europe and Japan, and an upward trajectory in global growth. Inflation also remains subdued, thanks to new technologies that improve efficiencies and keep prices in check.

In other words, barring unforeseen economic or political shocks, the global economic barometer is set to fair. We argue that some of this benign outlook is due to the options market’s expectation of an orderly unwinding of the ultra-accommodative monetary policies in the U.S. and Europe in the next few years.

The Federal Reserve is expected to continue raising interest rates gradually in 2018 and beyond, while slowly reducing its $4.5 trillion balance sheet. The European Central Bank, which has yet to begin tightening, is focusing on tapering asset purchases first and will likely raise rates at a later date. This staggered approach could help global markets avoid a sudden liquidity crunch that would curtail growth, create a headwind for equities and cause global bond yields to spike – more reason to believe the current expansion can persist.

Thank you for investing in Janus Henderson Global Allocation Fund – Conservative.

2	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

December 31, 2017

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	36.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	9.8
Janus Henderson Flexible Bond Fund - Class N Shares	8.2
Janus Henderson Short-Term Bond Fund - Class N Shares	5.7
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.4
Janus Henderson Overseas Fund - Class N Shares	5.2
Janus Henderson Large Cap Value Fund - Class N Shares	3.1
Janus Henderson International Value Fund - Class N Shares	3.0
Janus Henderson International Managed Volatility Fund - Class N Shares	2.8
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	2.3
Janus Henderson Global Select Fund - Class N Shares	2.3
Janus Henderson Global Research Fund - Class N Shares	2.2
Janus Henderson Emerging Markets Fund - Class N Shares	2.1
Janus Henderson Enterprise Fund - Class N Shares	1.9
Janus Henderson Small Cap Value Fund - Class N Shares	1.8
Janus Henderson Global Real Estate Fund - Class I Shares	1.8
Janus Henderson Triton Fund - Class N Shares	1.7
Janus Henderson Contrarian Fund - Class N Shares	1.3
Janus Henderson Mid Cap Value Fund - Class N Shares	1.1
Janus Henderson Forty Fund - Class N Shares	0.9
Janus Henderson Asia Equity Fund - Class I Shares	0.7

Asset Allocation - (% of Net Assets)
Fixed Income Funds	50.6%
Equity Funds	39.6%
Alternative Funds	9.8%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017						per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	5.30%	12.74%	5.24%	5.14%	5.99%	1.15%
Class A Shares at MOP	-0.78%	6.22%	4.01%	4.52%	5.47%
Class C Shares at NAV	4.91%	11.91%	4.64%	4.46%	5.29%	1.88%
Class C Shares at CDSC	3.91%	10.91%	4.64%	4.46%	5.29%
Class D Shares(1)	5.45%	12.87%	5.45%	5.34%	6.21%	0.95%
Class I Shares	5.43%	12.95%	5.50%	5.29%	6.17%	0.90%
Class S Shares	5.18%	12.47%	5.08%	4.93%	5.77%	1.30%
Class T Shares	5.37%	12.80%	5.40%	5.29%	6.17%	1.05%
Bloomberg Barclays Global Aggregate Bond Index	2.86%	7.39%	0.79%	3.09%	3.90%
Global Conservative Allocation Index	6.14%	13.78%	4.80%	4.01%	5.20%
Morningstar Quartile - Class T Shares	-	4th	3rd	1st	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	-	341/459	283/391	27/245	73/226

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)††
Class A Shares	$1,000.00	$1,053.00	$2.33	$1,000.00	$1,022.94	$2.29	0.45%
Class C Shares	$1,000.00	$1,049.10	$5.84	$1,000.00	$1,019.51	$5.75	1.13%
Class D Shares	$1,000.00	$1,054.50	$1.40	$1,000.00	$1,023.84	$1.38	0.27%
Class I Shares	$1,000.00	$1,054.30	$1.14	$1,000.00	$1,024.10	$1.12	0.22%
Class S Shares	$1,000.00	$1,051.80	$3.26	$1,000.00	$1,022.03	$3.21	0.63%
Class T Shares	$1,000.00	$1,053.70	$1.81	$1,000.00	$1,023.44	$1.79	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 9.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,295,497	$23,368,156
Equity Funds – 39.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,217,741	12,932,411
Janus Henderson Asia Equity Fund - Class I Shares	137,717	1,658,116
Janus Henderson Contrarian Fund - Class N Shares	165,990	3,130,578
Janus Henderson Emerging Markets Fund - Class N Shares	454,052	4,912,843
Janus Henderson Enterprise Fund - Class N Shares	38,602	4,577,826
Janus Henderson Forty Fund - Class N Shares	65,693	2,146,832
Janus Henderson Global Real Estate Fund - Class I Shares	379,332	4,358,525
Janus Henderson Global Research Fund - Class N Shares	67,501	5,305,556
Janus Henderson Global Select Fund - Class N Shares	325,577	5,485,965
Janus Henderson International Managed Volatility Fund - Class N Shares	722,598	6,684,027
Janus Henderson International Value Fund - Class N Shares	603,182	7,002,943
Janus Henderson Large Cap Value Fund - Class N Shares	469,010	7,255,587
Janus Henderson Mid Cap Value Fund - Class N Shares	157,778	2,645,943
Janus Henderson Overseas Fund - Class N Shares	379,316	12,339,143
Janus Henderson Small Cap Value Fund - Class N Shares	189,944	4,363,010
Janus Henderson Triton Fund - Class N Shares	134,616	3,899,815
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	501,980	5,491,664
		94,190,784
Fixed Income Funds – 50.6%
Janus Henderson Flexible Bond Fund - Class N Shares	1,876,691	19,423,748
Janus Henderson Global Bond Fund - Class N Shares	9,061,233	87,452,145
Janus Henderson Short-Term Bond Fund - Class N Shares	4,505,792	13,562,434
		120,438,327
Total Investments (total cost $220,425,149) – 100.0%		237,997,267
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(58,725)
Net Assets – 100%		$237,938,542

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 100.0%
Alternative Funds – 9.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$584,967	$11,733	$(343,434)	$23,368,156
Equity Funds – 39.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	813,232	35,222	14,392	12,932,411
Janus Henderson Asia Equity Fund - Class I Shares	25,567	77,155	95,453	1,658,116
Janus Henderson Contrarian Fund - Class I Shares	—	(870)	4,006	—
Janus Henderson Contrarian Fund - Class N Shares	38,574	(2,711)	(166,341)	3,130,578
Janus Henderson Emerging Markets Fund - Class N Shares	56,590	294,483	330,353	4,912,843
Janus Henderson Enterprise Fund - Class N Shares	8,637	174,795	298,415	4,577,826
Janus Henderson Forty Fund - Class N Shares	16,707	(200,876)	296,225	2,146,832
Janus Henderson Global Real Estate Fund - Class I Shares	157,478	36,318	163,721	4,358,525

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2017

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Global Research Fund - Class I Shares	—	21,611	(1,766,729)	—
Janus Henderson Global Research Fund - Class N Shares	44,021	288,954	1,953,471	5,305,556
Janus Henderson Global Select Fund - Class I Shares	—	23,111	(967,168)	—
Janus Henderson Global Select Fund - Class N Shares	53,854	376,998	1,244,734	5,485,965
Janus Henderson International Managed Volatility Fund - Class N Shares	101,394	44,935	538,229	6,684,027
Janus Henderson International Value Fund - Class N Shares	201,992	149,784	277,915	7,002,943
Janus Henderson Large Cap Value Fund - Class N Shares	135,259	524,776	(843,092)	7,255,587
Janus Henderson Mid Cap Value Fund - Class N Shares	14,999	49,742	(85,459)	2,645,943
Janus Henderson Overseas Fund - Class N Shares	245,051	(42,656)	1,090,781	12,339,143
Janus Henderson Small Cap Value Fund - Class N Shares	88,125	97,016	(80,226)	4,363,010
Janus Henderson Triton Fund - Class N Shares	6,451	826,713	(481,664)	3,899,815
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	228,218	757,021	(390,498)	5,491,664
Total Equity Funds	$2,236,149	$3,531,521	$1,526,518	$94,190,784
Fixed Income Funds – 50.6%
Janus Henderson Flexible Bond Fund - Class N Shares	232,150	15,215	(95,655)	19,423,748
Janus Henderson Global Bond Fund - Class N Shares	(641,307)(2)	179,362	2,942,964	87,452,145
Janus Henderson Short-Term Bond Fund - Class N Shares	126,362	(6,743)	(37,988)	13,562,434
Total Fixed Income Funds	$(282,795)	$187,834	$2,809,321	$120,438,327
Total Affiliated Investments – 100.0%	$2,538,321	$3,731,088	$3,992,405	$237,997,267

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

(2) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 100.0%
Alternative Funds – 9.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	1,235,687	1,120,409	(60,599)	2,295,497
Equity Funds – 39.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,132,502	131,193	(45,954)	1,217,741

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2017

Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Asia Equity Fund - Class I Shares	168,974	6,346	(37,603)	137,717
Janus Henderson Contrarian Fund - Class I Shares	203,907	361	(204,268)	—
Janus Henderson Contrarian Fund - Class N Shares	—	217,177	(51,187)	165,990
Janus Henderson Emerging Markets Fund - Class N Shares	718,893	23,563	(288,404)	454,052
Janus Henderson Enterprise Fund - Class N Shares	48,979	1,452	(11,829)	38,602
Janus Henderson Forty Fund - Class N Shares	84,438	6,620	(25,365)	65,693
Janus Henderson Global Real Estate Fund - Class I Shares	414,263	20,374	(55,305)	379,332
Janus Henderson Global Research Fund - Class I Shares	76,941	136	(77,077)	—
Janus Henderson Global Research Fund - Class N Shares	—	78,806	(11,305)	67,501
Janus Henderson Global Select Fund - Class I Shares	386,340	684	(387,024)	—
Janus Henderson Global Select Fund - Class N Shares	—	390,892	(65,315)	325,577
Janus Henderson International Managed Volatility Fund - Class N Shares	738,318	22,900	(38,620)	722,598
Janus Henderson International Value Fund - Class N Shares	712,365	29,028	(138,211)	603,182
Janus Henderson Large Cap Value Fund - Class N Shares	511,954	66,995	(109,939)	469,010
Janus Henderson Mid Cap Value Fund - Class N Shares	183,560	19,557	(45,339)	157,778
Janus Henderson Overseas Fund - Class N Shares	442,950	14,288	(77,922)	379,316
Janus Henderson Small Cap Value Fund - Class N Shares	211,432	18,922	(40,410)	189,944
Janus Henderson Triton Fund - Class N Shares	182,227	8,994	(56,605)	134,616
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	582,338	34,562	(114,920)	501,980
Fixed Income Funds – 50.6%
Janus Henderson Flexible Bond Fund - Class N Shares	1,321,365	614,640	(59,314)	1,876,691
Janus Henderson Global Bond Fund - Class N Shares	9,111,501	317,648	(367,916)	9,061,233
Janus Henderson Short-Term Bond Fund - Class N Shares	4,598,276	116,397	(208,881)	4,505,792

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$23,368,156	$-	$-
Equity Funds	94,190,784	-	-
Fixed Income Funds	120,438,327	-	-
Total Assets	$237,997,267	$-	$-

10	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Assets:
Affiliated investments, at value(1)	$237,997,267
Non-interested Trustees' deferred compensation	4,544
Receivables:
Dividends from affiliates	330,597
Fund shares sold	163,123
Other assets	1,976
Total Assets	238,497,507
Liabilities:
Payables:	—
Investments purchased	426,029
Transfer agent fees and expenses	41,020
Fund shares repurchased	18,798
12b-1 Distribution and shareholder servicing fees	15,892
Professional fees	15,775
Advisory fees	10,383
Non-interested Trustees' deferred compensation fees	4,544
Non-interested Trustees' fees and expenses	1,692
Accrued expenses and other payables	24,832
Total Liabilities	558,965
Net Assets	$237,938,542
Net Assets Consist of:
Capital (par value and paid-in surplus)	$216,444,725
Undistributed net investment income/(loss)	94,000
Undistributed net realized gain/(loss) from investments	3,826,542
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	17,573,275
Total Net Assets	$237,938,542
Net Assets - Class A Shares	$4,577,362
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	361,385
Net Asset Value Per Share(2)	$12.67
Maximum Offering Price Per Share(3)	$13.44
Net Assets - Class C Shares	$16,726,982
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,345,621
Net Asset Value Per Share(2)	$12.43
Net Assets - Class D Shares	$185,120,951
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,570,223
Net Asset Value Per Share	$12.71
Net Assets - Class I Shares	$5,579,928
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	439,372
Net Asset Value Per Share	$12.70
Net Assets - Class S Shares	$1,519,532
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	120,541
Net Asset Value Per Share	$12.61
Net Assets - Class T Shares	$24,413,787
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,923,860
Net Asset Value Per Share	$12.69

(1) Includes cost of $220,425,149.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends from affiliates	$2,538,321
Total Investment Income	2,538,321
Expenses:
Advisory fees	58,686
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,568
Class C Shares	78,656
Class S Shares	1,884
Transfer agent administrative fees and expenses:
Class D Shares	109,582
Class S Shares	1,888
Class T Shares	29,958
Transfer agent networking and omnibus fees:
Class A Shares	1,490
Class C Shares	5,311
Class I Shares	2,425
Other transfer agent fees and expenses:
Class A Shares	260
Class C Shares	806
Class D Shares	13,755
Class I Shares	149
Class S Shares	30
Class T Shares	281
Registration fees	55,493
Professional fees	24,018
Shareholder reports expense	17,800
Non-interested Trustees’ fees and expenses	3,803
Other expenses	1,514
Total Expenses	413,357
Less: Excess Expense Reimbursement and Waivers	(3,199)
Net Expenses	410,158
Net Investment Income/(Loss)	2,128,163
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	3,731,088
Capital gain distributions from underlying funds	2,323,902
Total Net Realized Gain/(Loss) on Investments	6,054,990
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	3,992,405
Total Change in Unrealized Net Appreciation/Depreciation	3,992,405
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,175,558

See Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$2,128,163	$2,058,899
Net realized gain/(loss) on investments	6,054,990	10,066,079
Change in unrealized net appreciation/depreciation	3,992,405	1,797,208
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,175,558	13,922,186
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(67,795)	(24,694)
Class C Shares	(145,183)	(26,864)
Class D Shares	(2,995,876)	(1,644,779)
Class I Shares	(94,058)	(42,288)
Class S Shares	(18,686)	(8,836)
Class T Shares	(378,355)	(226,186)
Total Dividends from Net Investment Income	(3,699,953)	(1,973,647)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(184,616)	(21,152)
Class C Shares	(681,540)	(64,944)
Class D Shares	(7,386,834)	(622,696)
Class I Shares	(223,759)	(14,605)
Class S Shares	(59,625)	(5,668)
Class T Shares	(980,095)	(93,380)
Total Distributions from Net Realized Gain from Investment Transactions	(9,516,469)	(822,445)
Net Decrease from Dividends and Distributions to Shareholders	(13,216,422)	(2,796,092)
Capital Share Transactions:
Class A Shares	93,228	(7,714,963)
Class C Shares	(3,771)	(5,050,133)
Class D Shares	6,998,223	(23,731,717)
Class I Shares	539,796	1,239,101
Class S Shares	(20,457)	(109,958)
Class T Shares	419,604	(6,524,105)
Net Increase/(Decrease) from Capital Share Transactions	8,026,623	(41,891,775)
Net Increase/(Decrease) in Net Assets	6,985,759	(30,765,681)
Net Assets:
Beginning of period	230,952,783	261,718,464
End of period	$237,938,542	$230,952,783

Undistributed Net Investment Income/(Loss)	$94,000	$1,665,790

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$12.73	$12.10	$12.83		$13.62	$12.93	$12.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.10(1)	0.15(1)		0.38(1)	0.22(1)	0.33
Net realized and unrealized gain/(loss)	0.57	0.62	(0.11)		(0.55)	1.55	0.57
Total from Investment Operations	0.68	0.72	0.04		(0.17)	1.77	0.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.05)	(0.12)		(0.40)	(0.26)	(0.34)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)		(0.22)	(0.82)	—
Total Dividends and Distributions	(0.74)	(0.09)	(0.77)		(0.62)	(1.08)	(0.34)
Net Asset Value, End of Period	$12.67	$12.73	$12.10		$12.83	$13.62	$12.93
Total Return*	5.30%	6.01%	0.41%		(1.25)%	14.20%	7.36%
Net Assets, End of Period (in thousands)	$4,577	$4,507	$11,944		$12,648	$13,197	$11,399
Average Net Assets for the Period (in thousands)	$4,443	$7,313	$11,826		$12,831	$12,167	$10,187
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.45%	0.46%	0.46%		0.46%	0.48%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.45%	0.46%	0.46%		0.46%	0.48%	0.43%
Ratio of Net Investment Income/(Loss)(2)	1.73%	0.83%	1.27%		2.86%	1.69%	2.51%
Portfolio Turnover Rate	11%	25%	5%		20%	13%	69%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.47	$11.88	$12.64	$13.39	$12.73	$12.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.03(1)	0.09(1)	0.32(1)	0.13(1)	0.25
Net realized and unrealized gain/(loss)	0.55	0.62	(0.13)	(0.53)	1.52	0.55
Total from Investment Operations	0.61	0.65	(0.04)	(0.21)	1.65	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.02)	(0.07)	(0.32)	(0.17)	(0.26)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)	—
Total Dividends and Distributions	(0.65)	(0.06)	(0.72)	(0.54)	(0.99)	(0.26)
Net Asset Value, End of Period	$12.43	$12.47	$11.88	$12.64	$13.39	$12.73
Total Return*	4.91%	5.50%	(0.18)%	(1.58)%	13.37%	6.57%
Net Assets, End of Period (in thousands)	$16,727	$16,752	$20,972	$20,866	$22,215	$18,294
Average Net Assets for the Period (in thousands)	$16,793	$18,722	$20,085	$22,092	$19,860	$16,584
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.13%	1.00%	0.97%	0.86%	1.15%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.13%	1.00%	0.97%	0.86%	1.15%	1.19%
Ratio of Net Investment Income/(Loss)(2)	0.96%	0.22%	0.72%	2.48%	1.03%	1.70%
Portfolio Turnover Rate	11%	25%	5%	20%	13%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.77	$12.18	$12.91	$13.70	$13.00	$12.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.11(1)	0.18(1)	0.41(1)	0.26(1)	0.35
Net realized and unrealized gain/(loss)	0.58	0.63	(0.12)	(0.56)	1.55	0.57
Total from Investment Operations	0.70	0.74	0.06	(0.15)	1.81	0.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.11)	(0.14)	(0.42)	(0.29)	(0.36)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)	—
Total Dividends and Distributions	(0.76)	(0.15)	(0.79)	(0.64)	(1.11)	(0.36)
Net Asset Value, End of Period	$12.71	$12.77	$12.18	$12.91	$13.70	$13.00
Total Return*	5.45%	6.19%	0.61%	(1.03)%	14.41%	7.50%
Net Assets, End of Period (in thousands)	$185,121	$178,971	$194,171	$217,150	$234,052	$218,190
Average Net Assets for the Period (in thousands)	$182,091	$184,411	$199,014	$226,112	$224,649	$215,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.26%	0.27%	0.26%	0.27%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.26%	0.27%	0.26%	0.27%	0.25%
Ratio of Net Investment Income/(Loss)(2)	1.88%	0.90%	1.45%	3.09%	1.93%	2.69%
Portfolio Turnover Rate	11%	25%	5%	20%	13%	69%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.77	$12.18	$12.91	$13.71	$13.01	$12.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.10(1)	0.19(1)	0.35(1)	0.26(1)	0.35
Net realized and unrealized gain/(loss)	0.57	0.65	(0.13)	(0.49)	1.55	0.59
Total from Investment Operations	0.70	0.75	0.06	(0.14)	1.81	0.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.12)	(0.14)	(0.44)	(0.29)	(0.37)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)	—
Total Dividends and Distributions	(0.77)	(0.16)	(0.79)	(0.66)	(1.11)	(0.37)
Net Asset Value, End of Period	$12.70	$12.77	$12.18	$12.91	$13.71	$13.01
Total Return*	5.43%	6.29%	0.64%	(1.02)%	14.46%	7.61%
Net Assets, End of Period (in thousands)	$5,580	$5,078	$3,628	$4,266	$3,855	$3,319
Average Net Assets for the Period (in thousands)	$5,316	$4,411	$3,582	$5,162	$3,465	$2,902
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.22%	0.21%	0.20%	0.19%	0.23%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.21%	0.20%	0.19%	0.23%	0.20%
Ratio of Net Investment Income/(Loss)(2)	2.00%	0.82%	1.54%	2.64%	1.98%	2.72%
Portfolio Turnover Rate	11%	25%	5%	20%	13%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.66	$12.07	$12.79	$13.58	$12.91	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.07(1)	0.13(1)	0.34(1)	0.20(1)	0.31
Net realized and unrealized gain/(loss)	0.57	0.63	(0.12)	(0.53)	1.54	0.57
Total from Investment Operations	0.66	0.70	0.01	(0.19)	1.74	0.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.07)	(0.08)	(0.38)	(0.25)	(0.32)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)	—
Total Dividends and Distributions	(0.71)	(0.11)	(0.73)	(0.60)	(1.07)	(0.32)
Net Asset Value, End of Period	$12.61	$12.66	$12.07	$12.79	$13.58	$12.91
Total Return*	5.18%	5.84%	0.24%	(1.37)%	13.96%	7.21%
Net Assets, End of Period (in thousands)	$1,520	$1,541	$1,579	$2,499	$2,043	$1,357
Average Net Assets for the Period (in thousands)	$1,507	$1,573	$2,044	$2,123	$1,713	$1,335
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.63%	0.61%	0.62%	0.61%	0.63%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.63%	0.61%	0.61%	0.61%	0.62%	0.59%
Ratio of Net Investment Income/(Loss)(2)	1.44%	0.58%	1.04%	2.61%	1.54%	2.36%
Portfolio Turnover Rate	11%	25%	5%	20%	13%	69%

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.75	$12.15	$12.89	$13.69	$13.00	$12.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.11(1)	0.18(1)	0.39(1)	0.26(1)	0.38
Net realized and unrealized gain/(loss)	0.57	0.63	(0.13)	(0.55)	1.54	0.55
Total from Investment Operations	0.69	0.74	0.05	(0.16)	1.80	0.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.10)	(0.14)	(0.42)	(0.29)	(0.35)
Distributions (from capital gains)	(0.54)	(0.04)	(0.65)	(0.22)	(0.82)	—
Total Dividends and Distributions	(0.75)	(0.14)	(0.79)	(0.64)	(1.11)	(0.35)
Net Asset Value, End of Period	$12.69	$12.75	$12.15	$12.89	$13.69	$13.00
Total Return*	5.37%	6.21%	0.51%	(1.13)%	14.35%	7.60%
Net Assets, End of Period (in thousands)	$24,414	$24,104	$29,425	$32,667	$30,011	$24,223
Average Net Assets for the Period (in thousands)	$23,898	$26,862	$30,113	$30,449	$26,955	$27,679
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.38%	0.36%	0.37%	0.36%	0.38%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.35%	0.33%	0.27%	0.36%	0.29%	0.26%
Ratio of Net Investment Income/(Loss)(2)	1.82%	0.91%	1.46%	2.91%	1.92%	2.87%
Portfolio Turnover Rate	11%	25%	5%	20%	13%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The

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Notes to Financial Statements (unaudited)

Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net

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Notes to Financial Statements (unaudited)

assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative

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Notes to Financial Statements (unaudited)

services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the

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Notes to Financial Statements (unaudited)

difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $4,523.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $666.

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Notes to Financial Statements (unaudited)

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$223,851,346	$17,823,656	$ (3,677,735)	$ 14,145,921

4. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	41,936	$ 551,578	98,185	$ 1,203,638
Reinvested dividends and distributions	18,731	236,765	3,565	42,284
Shares repurchased	(53,382)	(695,115)	(735,036)	(8,960,885)
Net Increase/(Decrease)	7,285	$ 93,228	(633,286)	$ (7,714,963)
Class C Shares:
Shares sold	85,988	$ 1,092,909	143,464	$ 1,728,664
Reinvested dividends and distributions	60,917	755,374	7,095	82,660
Shares repurchased	(144,802)	(1,852,054)	(572,018)	(6,861,457)
Net Increase/(Decrease)	2,103	$ (3,771)	(421,459)	$ (5,050,133)
Class D Shares:
Shares sold	533,985	$ 7,035,675	860,971	$ 10,584,862
Reinvested dividends and distributions	808,285	10,249,049	188,644	2,242,977
Shares repurchased	(783,299)	(10,286,501)	(2,983,567)	(36,559,556)
Net Increase/(Decrease)	558,971	$ 6,998,223	(1,933,952)	$(23,731,717)
Class I Shares:
Shares sold	44,439	$ 582,809	213,065	$ 2,627,162
Reinvested dividends and distributions	22,067	279,594	4,190	49,814
Shares repurchased	(24,722)	(322,607)	(117,458)	(1,437,875)
Net Increase/(Decrease)	41,784	$ 539,796	99,797	$ 1,239,101
Class S Shares:
Shares sold	14,851	$ 191,707	13,805	$ 168,640
Reinvested dividends and distributions	6,225	78,311	1,229	14,504
Shares repurchased	(22,324)	(290,475)	(24,093)	(293,102)
Net Increase/(Decrease)	(1,248)	$ (20,457)	(9,059)	$ (109,958)
Class T Shares:
Shares sold	159,616	$ 2,093,073	561,748	$ 6,908,407
Reinvested dividends and distributions	104,995	1,329,238	26,329	312,520
Shares repurchased	(231,449)	(3,002,707)	(1,118,559)	(13,745,032)
Net Increase/(Decrease)	33,162	$ 419,604	(530,482)	$ (6,524,105)

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$27,850,751	$ 26,703,803	$ -	$ -

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

34	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	35

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

36	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	37

Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	39

Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage1

Janus Investment Fund	41

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93020 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

Janus Henderson Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson's investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Growth’s Class I Shares returned 8.52% for the six-month period ended December 31, 2017. This compares with a return of 11.21% for the MSCI All Country World IndexSM, the Fund’s primary benchmark, and return of 9.50% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

INVESTMENT ENVIRONMENT

Global financial markets enjoyed the tailwinds of synchronized economic growth across major regions during the period. Stocks benefited, too, from solid corporate earnings and, later in the period, the prospect of tax reform in the U.S. Emerging markets outperformed their developed market peers and among advanced economies, the U.S. and Japan tended to register higher returns that major European benchmarks. On a sector basis, technology and materials rose the most while the traditionally defensive sectors consumer staples, health care and utilities delivered the most muted gains.

Global bond markets rose as well. A key driver was spread compression in both investment-grade and high-yield corporate credits with those of the former reaching a decade low. Treasury performance was more dispersed. The yield on the 2-year U.S. Treasury rose as the market coalesced around a third rate Federal Reserve rate hike in 2017, which ultimately occurred in December. The 10-year note, after dipping to nearly 2% in September saw spreads widen to 2.41% by period end and the yield on the 30-year slipped to 2.74%. German Bunds remained well bid as the European Central Bank announced it would extend its asset purchasing program, albeit in smaller increments. In the UK, the Bank of England initiated its first rate hike since the Global Financial Crisis as inflation crested 3%.

INVESTMENT PROCESS

Janus Henderson Global Allocation Fund – Growth invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus Henderson practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

 The investment process involves setting return expectations for a broad range of Janus Henderson mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Henderson Global Allocation Fund – Growth. Finally, we select the appropriate Janus Henderson funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Growth (unaudited)

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark and secondary benchmarks during the six-month period. The lone position to generate negative returns was the Janus Henderson Contrarian Fund, which was weighed down certain health care names. The Janus Henderson Global Research Fund generated only slightly positive returns. The Fund is a research-driven best ideas portfolio that seeks to deliver outperformance by focusing on stock selection while minimizing the impact of sector allocation.

Generating the highest returns was the Fund’s position in the Janus Henderson Overseas Fund as its holdings in China’s Internet giants rallied considerably. Given the strength of global equities in the period, another contributor was the Janus Henderson Emerging Markets Fund.

OUTLOOK

An aging bull market and a 10-year economic expansion have us, like many investors, wondering: How much longer can this rally continue? But signals from our Adaptive Multi-Asset Solutions Team's proprietary options pricing model suggest a correction is not imminent.

Global stocks have enjoyed a good run, roughly tripling since the financial crisis. Options prices, which indicate the market’s assessment of short-term risk, signal limited upside, but do not forecast a looming downturn. On the contrary, the equity market appears fairly priced given a number of positive factors that could propel the current business cycle, including U.S. tax reform, still accommodative monetary policy in Europe and Japan, and an upward trajectory in global growth. Inflation also remains subdued, thanks to new technologies that improve efficiencies and keep prices in check.

In other words, barring unforeseen economic or political shocks, the global economic barometer is set to fair. We argue that some of this benign outlook is due to the options market’s expectation of an orderly unwinding of the ultra-accommodative monetary policies in the U.S. and Europe in the next few years.

The Federal Reserve is expected to continue raising interest rates gradually in 2018 and beyond, while slowly reducing its $4.5 trillion balance sheet. The European Central Bank, which has yet to begin tightening, is focusing on tapering asset purchases first and will likely raise rates at a later date. This staggered approach could help global markets avoid a sudden liquidity crunch that would curtail growth, create a headwind for equities and cause global bond yields to spike – more reason to believe the current expansion can persist.

Thank you for investing in Janus Henderson Global Allocation Fund – Growth.

2	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

December 31, 2017

Holdings - (% of Net Assets)
Janus Henderson Overseas Fund - Class N Shares	11.4%
Janus Henderson Global Bond Fund - Class N Shares	10.9
Janus Henderson Diversified Alternatives Fund - Class N Shares	8.7
Janus Henderson Large Cap Value Fund - Class N Shares	6.7
Janus Henderson International Value Fund - Class N Shares	6.5
Janus Henderson International Managed Volatility Fund - Class N Shares	6.2
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.4
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	5.1
Janus Henderson Global Select Fund - Class N Shares	5.1
Janus Henderson Global Research Fund - Class N Shares	4.9
Janus Henderson Emerging Markets Fund - Class N Shares	4.6
Janus Henderson Enterprise Fund - Class N Shares	4.1
Janus Henderson Global Real Estate Fund - Class I Shares	4.0
Janus Henderson Small Cap Value Fund - Class N Shares	3.9
Janus Henderson Triton Fund - Class N Shares	3.6
Janus Henderson Contrarian Fund - Class N Shares	2.9
Janus Henderson Mid Cap Value Fund - Class N Shares	2.5
Janus Henderson Forty Fund - Class N Shares	1.9
Janus Henderson Asia Equity Fund - Class I Shares	1.6

Asset Allocation - (% of Net Assets)
Equity Funds	80.4%
Fixed Income Funds	10.9%
Alternative Funds	8.7%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017						per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	8.35%	19.55%	8.22%	4.73%	6.67%	1.23%
Class A Shares at MOP	2.14%	12.70%	6.94%	4.11%	6.14%
Class C Shares at NAV	8.00%	18.71%	7.53%	3.99%	5.91%	2.01%
Class C Shares at CDSC	7.00%	17.71%	7.53%	3.99%	5.91%
Class D Shares(1)	8.41%	19.72%	8.38%	4.90%	6.84%	1.07%
Class I Shares	8.52%	19.84%	8.47%	4.85%	6.80%	0.99%
Class S Shares	8.23%	19.29%	8.04%	4.54%	6.46%	1.40%
Class T Shares	8.44%	19.67%	8.35%	4.85%	6.80%	1.15%
MSCI All Country World Index	11.21%	23.97%	10.80%	4.65%	6.49%
Global Growth Allocation Index	9.50%	20.49%	8.81%	4.54%	6.15%
Morningstar Quartile - Class T Shares	-	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	31/459	40/391	58/245	26/226

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)††
Class A Shares	$1,000.00	$1,083.50	$2.36	$1,000.00	$1,022.94	$2.29	0.45%
Class C Shares	$1,000.00	$1,080.00	$5.71	$1,000.00	$1,019.71	$5.55	1.09%
Class D Shares	$1,000.00	$1,084.10	$1.47	$1,000.00	$1,023.79	$1.43	0.28%
Class I Shares	$1,000.00	$1,085.20	$1.10	$1,000.00	$1,024.15	$1.07	0.21%
Class S Shares	$1,000.00	$1,082.30	$3.25	$1,000.00	$1,022.08	$3.16	0.62%
Class T Shares	$1,000.00	$1,084.40	$1.84	$1,000.00	$1,023.44	$1.79	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 8.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,251,403	$22,919,279
Equity Funds – 80.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,343,341	14,266,282
Janus Henderson Asia Equity Fund - Class I Shares	346,819	4,175,706
Janus Henderson Contrarian Fund - Class N Shares	408,423	7,702,863
Janus Henderson Emerging Markets Fund - Class N Shares	1,127,333	12,197,742
Janus Henderson Enterprise Fund - Class N Shares	91,820	10,888,991
Janus Henderson Forty Fund - Class N Shares	152,992	4,999,774
Janus Henderson Global Real Estate Fund - Class I Shares	929,668	10,681,890
Janus Henderson Global Research Fund - Class N Shares	165,811	13,032,733
Janus Henderson Global Select Fund - Class N Shares	795,683	13,407,264
Janus Henderson International Managed Volatility Fund - Class N Shares	1,765,568	16,331,508
Janus Henderson International Value Fund - Class N Shares	1,490,888	17,309,214
Janus Henderson Large Cap Value Fund - Class N Shares	1,137,884	17,603,071
Janus Henderson Mid Cap Value Fund - Class N Shares	395,297	6,629,135
Janus Henderson Overseas Fund - Class N Shares	925,014	30,090,691
Janus Henderson Small Cap Value Fund - Class N Shares	453,845	10,424,817
Janus Henderson Triton Fund - Class N Shares	324,115	9,389,613
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,227,897	13,433,191
		212,564,485
Fixed Income Funds – 10.9%
Janus Henderson Global Bond Fund - Class N Shares	2,987,783	28,832,103
Total Investments (total cost $221,757,992) – 100.0%		264,315,867
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(74,759)
Net Assets – 100%		$264,241,108

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 100.0%
Alternative Funds – 8.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$573,350	$10,427	$(314,648)	$22,919,279
Equity Funds – 80.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	896,596	28,394	(487)	14,266,282
Janus Henderson Asia Equity Fund - Class I Shares	64,407	76,649	277,643	4,175,706
Janus Henderson Contrarian Fund - Class I Shares	—	(2,631)	(998,459)	—
Janus Henderson Contrarian Fund - Class N Shares	94,944	1,156	592,540	7,702,863
Janus Henderson Emerging Markets Fund - Class N Shares	140,547	849,219	586,853	12,197,742
Janus Henderson Enterprise Fund - Class N Shares	20,550	835,517	203,716	10,888,991
Janus Henderson Forty Fund - Class N Shares	38,921	(292,408)	493,545	4,999,774
Janus Henderson Global Real Estate Fund - Class I Shares	379,539	20,836	414,442	10,681,890
Janus Henderson Global Research Fund - Class I Shares	—	48,230	(2,405,124)	—
Janus Henderson Global Research Fund - Class N Shares	108,167	322,516	3,177,965	13,032,733

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2017

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Global Select Fund - Class I Shares	—	40,003	(1,744,841)	—
Janus Henderson Global Select Fund - Class N Shares	131,656	54,654	3,058,692	13,407,264
Janus Henderson International Managed Volatility Fund - Class N Shares	247,569	67,137	1,244,313	16,331,508
Janus Henderson International Value Fund - Class N Shares	498,935	21,554	849,690	17,309,214
Janus Henderson Large Cap Value Fund - Class N Shares	328,008	132,992	(1,011,096)	17,603,071
Janus Henderson Mid Cap Value Fund - Class N Shares	37,559	18,351	(149,510)	6,629,135
Janus Henderson Overseas Fund - Class N Shares	597,777	(229,720)	2,383,020	30,090,691
Janus Henderson Small Cap Value Fund - Class N Shares	210,448	61,497	(92,082)	10,424,817
Janus Henderson Triton Fund - Class N Shares	15,538	520,015	123,997	9,389,613
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	557,904	933,888	(132,820)	13,433,191
Total Equity Funds	$4,369,065	$3,507,849	$6,871,997	$212,564,485
Fixed Income Funds – 10.9%
Janus Henderson Global Bond Fund - Class N Shares	(200,060)(2)	148,186	812,059	28,832,103
Total Affiliated Investments – 100.0%	$4,742,355	$3,666,462	$7,369,408	$264,315,867

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

(2) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 100.0%
Alternative Funds – 8.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	1,348,949	962,356	(59,902)	2,251,403
Equity Funds – 80.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,202,772	185,321	(44,752)	1,343,341
Janus Henderson Asia Equity Fund - Class I Shares	361,410	13,574	(28,165)	346,819
Janus Henderson Contrarian Fund - Class I Shares	436,956	1,788	(438,744)	—
Janus Henderson Contrarian Fund - Class N Shares	—	467,472	(59,049)	408,423
Janus Henderson Emerging Markets Fund - Class N Shares	1,631,371	50,242	(554,280)	1,127,333
Janus Henderson Enterprise Fund - Class N Shares	107,753	2,858	(18,791)	91,820

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2017

Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Forty Fund - Class N Shares	189,395	14,506	(50,909)	152,992
Janus Henderson Global Real Estate Fund - Class I Shares	898,885	63,674	(32,891)	929,668
Janus Henderson Global Research Fund - Class I Shares	174,213	713	(174,926)	—
Janus Henderson Global Research Fund - Class N Shares	—	177,648	(11,837)	165,811
Janus Henderson Global Select Fund - Class I Shares	798,912	3,272	(802,184)	—
Janus Henderson Global Select Fund - Class N Shares	—	813,535	(17,852)	795,683
Janus Henderson International Managed Volatility Fund - Class N Shares	1,646,087	180,711	(61,230)	1,765,568
Janus Henderson International Value Fund - Class N Shares	1,456,648	87,345	(53,105)	1,490,888
Janus Henderson Large Cap Value Fund - Class N Shares	1,097,977	155,655	(115,748)	1,137,884
Janus Henderson Mid Cap Value Fund - Class N Shares	420,647	46,600	(71,950)	395,297
Janus Henderson Overseas Fund - Class N Shares	926,536	32,046	(33,568)	925,014
Janus Henderson Small Cap Value Fund - Class N Shares	442,824	42,354	(31,333)	453,845
Janus Henderson Triton Fund - Class N Shares	358,667	19,225	(53,777)	324,115
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,320,714	76,999	(169,816)	1,227,897
Fixed Income Funds – 10.9%
Janus Henderson Global Bond Fund - Class N Shares	2,611,863	475,797	(99,877)	2,987,783

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index

Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$22,919,279	$-	$-
Equity Funds	212,564,485	-	-
Fixed Income Funds	28,832,103	-	-
Total Assets	$264,315,867	$-	$-

10	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Assets:
Affiliated investments, at value(1)	$264,315,867
Non-interested Trustees' deferred compensation	5,050
Receivables:
Fund shares sold	110,192
Investments sold	85,660
Dividends from affiliates	85,312
Other assets	2,145
Total Assets	264,604,226
Liabilities:
Due to custodian	7,970
Payables:	—
Fund shares repurchased	143,112
Investments purchased	84,983
Transfer agent fees and expenses	49,726
Printing fees	16,569
Professional fees	15,736
Registration fees	11,795
Advisory fees	11,508
12b-1 Distribution and shareholder servicing fees	5,982
Non-interested Trustees' deferred compensation fees	5,050
Non-interested Trustees' fees and expenses	1,840
Accrued expenses and other payables	8,847
Total Liabilities	363,118
Net Assets	$264,241,108
Net Assets Consist of:
Capital (par value and paid-in surplus)	$215,505,258
Undistributed net investment income/(loss)	18,876
Undistributed net realized gain/(loss) from investments	6,158,018
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	42,558,956
Total Net Assets	$264,241,108
Net Assets - Class A Shares	$4,500,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	315,868
Net Asset Value Per Share(2)	$14.25
Maximum Offering Price Per Share(3)	$15.12
Net Assets - Class C Shares	$5,115,867
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	364,909
Net Asset Value Per Share(2)	$14.02
Net Assets - Class D Shares	$225,167,729
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,699,354
Net Asset Value Per Share	$14.34
Net Assets - Class I Shares	$8,399,672
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	585,860
Net Asset Value Per Share	$14.34
Net Assets - Class S Shares	$2,671,151
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	188,397
Net Asset Value Per Share	$14.18
Net Assets - Class T Shares	$18,386,256
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,283,330
Net Asset Value Per Share	$14.33

(1) Includes cost of $221,757,992.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends from affiliates	$4,742,355
Total Investment Income	4,742,355
Expenses:
Advisory fees	64,370
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,411
Class C Shares	20,614
Class S Shares	3,314
Transfer agent administrative fees and expenses:
Class D Shares	132,172
Class S Shares	3,312
Class T Shares	23,013
Transfer agent networking and omnibus fees:
Class A Shares	1,445
Class C Shares	2,362
Class I Shares	2,851
Other transfer agent fees and expenses:
Class A Shares	251
Class C Shares	254
Class D Shares	23,828
Class I Shares	196
Class S Shares	42
Class T Shares	308
Registration fees	55,597
Shareholder reports expense	27,801
Professional fees	24,246
Non-interested Trustees’ fees and expenses	4,216
Other expenses	1,611
Total Expenses	397,214
Less: Excess Expense Reimbursement and Waivers	(2,501)
Net Expenses	394,713
Net Investment Income/(Loss)	4,347,642
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	3,666,462
Capital gain distributions from underlying funds	5,366,820
Total Net Realized Gain/(Loss) on Investments	9,033,282
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	7,369,408
Total Change in Unrealized Net Appreciation/Depreciation	7,369,408
Net Increase/(Decrease) in Net Assets Resulting from Operations	$20,750,332

See Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$4,347,642	$2,897,632
Net realized gain/(loss) on investments	9,033,282	10,774,368
Change in unrealized net appreciation/depreciation	7,369,408	15,430,088
Net Increase/(Decrease) in Net Assets Resulting from Operations	20,750,332	29,102,088
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(80,498)	(65,580)
Class C Shares	(66,079)	(23,454)
Class D Shares	(4,382,912)	(2,634,863)
Class I Shares	(170,579)	(63,497)
Class S Shares	(43,921)	(22,668)
Class T Shares	(354,487)	(212,322)
Total Dividends from Net Investment Income	(5,098,476)	(3,022,384)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(186,434)	(65,228)
Class C Shares	(216,639)	(56,213)
Class D Shares	(9,239,877)	(2,370,932)
Class I Shares	(342,149)	(54,357)
Class S Shares	(111,023)	(29,242)
Class T Shares	(769,740)	(200,219)
Total Distributions from Net Realized Gain from Investment Transactions	(10,865,862)	(2,776,191)
Net Decrease from Dividends and Distributions to Shareholders	(15,964,338)	(5,798,575)
Capital Share Transactions:
Class A Shares	271,921	(1,722,945)
Class C Shares	543,347	(853,650)
Class D Shares	7,088,968	(11,360,420)
Class I Shares	2,289,999	1,134,993
Class S Shares	82,810	(61,704)
Class T Shares	(464,427)	(672,003)
Net Increase/(Decrease) from Capital Share Transactions	9,812,618	(13,535,729)
Net Increase/(Decrease) in Net Assets	14,598,612	9,767,784
Net Assets:
Beginning of period	249,642,496	239,874,712
End of period	$264,241,108	$249,642,496

Undistributed Net Investment Income/(Loss)	$18,876	$769,710

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.98	$12.71	$14.44		$15.28	$13.19	$11.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.16(1)	0.14(1)		0.33(1)	0.20(1)	0.23
Net realized and unrealized gain/(loss)	0.93	1.42	(0.59)		(0.42)	2.38	1.41
Total from Investment Operations	1.17	1.58	(0.45)		(0.09)	2.58	1.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.16)	(0.13)		(0.29)	(0.24)	(0.23)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)		(0.46)	(0.25)	—
Total Dividends and Distributions	(0.90)	(0.31)	(1.28)		(0.75)	(0.49)	(0.23)
Net Asset Value, End of Period	$14.25	$13.98	$12.71		$14.44	$15.28	$13.19
Total Return*	8.35%	12.68%	(3.07)%		(0.48)%	19.82%	14.08%
Net Assets, End of Period (in thousands)	$4,500	$4,151	$5,421		$4,279	$4,437	$3,182
Average Net Assets for the Period (in thousands)	$4,294	$5,171	$4,273		$4,341	$3,583	$2,912
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.45%	0.44%	0.45%		0.44%	0.46%	0.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.45%	0.44%	0.45%		0.44%	0.46%	0.41%
Ratio of Net Investment Income/(Loss)(2)	3.29%	1.23%	1.05%		2.25%	1.41%	1.72%
Portfolio Turnover Rate	10%	35%	6%		19%	13%	45%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.74	$12.49	$14.19	$15.03	$13.00	$11.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.06(1)	0.10(1)	0.22(1)	0.11(1)	0.12
Net realized and unrealized gain/(loss)	0.91	1.40	(0.58)	(0.41)	2.31	1.41
Total from Investment Operations	1.10	1.46	(0.48)	(0.19)	2.42	1.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.06)	(0.07)	(0.19)	(0.14)	(0.13)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)	—
Total Dividends and Distributions	(0.82)	(0.21)	(1.22)	(0.65)	(0.39)	(0.13)
Net Asset Value, End of Period	$14.02	$13.74	$12.49	$14.19	$15.03	$13.00
Total Return*	8.00%	11.94%	(3.36)%	(1.18)%	18.79%	13.30%
Net Assets, End of Period (in thousands)	$5,116	$4,486	$4,907	$5,639	$5,508	$4,325
Average Net Assets for the Period (in thousands)	$4,771	$4,679	$5,296	$5,594	$4,944	$4,126
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.09%	1.07%	0.75%	1.23%	1.21%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.09%	1.07%	0.75%	1.23%	1.21%	1.21%
Ratio of Net Investment Income/(Loss)(2)	2.71%	0.48%	0.79%	1.52%	0.80%	0.93%
Portfolio Turnover Rate	10%	35%	6%	19%	13%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.08	$12.80	$14.53	$15.36	$13.26	$11.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.16(1)	0.16(1)	0.36(1)	0.25(1)	0.25
Net realized and unrealized gain/(loss)	0.94	1.44	(0.59)	(0.42)	2.36	1.42
Total from Investment Operations	1.19	1.60	(0.43)	(0.06)	2.61	1.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.17)	(0.15)	(0.31)	(0.26)	(0.26)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)	—
Total Dividends and Distributions	(0.93)	(0.32)	(1.30)	(0.77)	(0.51)	(0.26)
Net Asset Value, End of Period	$14.34	$14.08	$12.80	$14.53	$15.36	$13.26
Total Return*	8.41%	12.81%	(2.89)%	(0.24)%	19.95%	14.21%
Net Assets, End of Period (in thousands)	$225,168	$213,929	$205,275	$230,323	$249,215	$215,671
Average Net Assets for the Period (in thousands)	$219,592	$206,525	$211,703	$239,451	$234,801	$213,579
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.28%	0.28%	0.29%	0.28%	0.29%	0.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.28%	0.28%	0.29%	0.28%	0.29%	0.28%
Ratio of Net Investment Income/(Loss)(2)	3.37%	1.22%	1.24%	2.43%	1.72%	1.89%
Portfolio Turnover Rate	10%	35%	6%	19%	13%	45%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.08	$12.80	$14.54	$15.37	$13.27	$11.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(1)	0.16(1)	0.19(1)	0.36(1)	0.27(1)	0.25
Net realized and unrealized gain/(loss)	0.92	1.45	(0.61)	(0.40)	2.35	1.43
Total from Investment Operations	1.20	1.61	(0.42)	(0.04)	2.62	1.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.18)	(0.17)	(0.33)	(0.27)	(0.27)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)	—
Total Dividends and Distributions	(0.94)	(0.33)	(1.32)	(0.79)	(0.52)	(0.27)
Net Asset Value, End of Period	$14.34	$14.08	$12.80	$14.54	$15.37	$13.27
Total Return*	8.52%	12.89%	(2.88)%	(0.18)%	20.03%	14.32%
Net Assets, End of Period (in thousands)	$8,400	$6,052	$4,413	$6,527	$5,944	$4,648
Average Net Assets for the Period (in thousands)	$7,000	$4,925	$5,441	$6,226	$5,413	$4,349
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.20%	0.22%	0.21%	0.23%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.20%	0.22%	0.21%	0.23%	0.20%
Ratio of Net Investment Income/(Loss)(2)	3.76%	1.22%	1.43%	2.42%	1.86%	1.97%
Portfolio Turnover Rate	10%	35%	6%	19%	13%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.91	$12.64	$14.37	$15.21	$13.13	$11.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.12(1)	0.09(1)	0.34(1)	0.20(1)	0.20
Net realized and unrealized gain/(loss)	0.93	1.42	(0.55)	(0.45)	2.34	1.41
Total from Investment Operations	1.15	1.54	(0.46)	(0.11)	2.54	1.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.12)	(0.12)	(0.27)	(0.21)	(0.22)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)	—
Total Dividends and Distributions	(0.88)	(0.27)	(1.27)	(0.73)	(0.46)	(0.22)
Net Asset Value, End of Period	$14.18	$13.91	$12.64	$14.37	$15.21	$13.13
Total Return*	8.23%	12.44%	(3.20)%	(0.62)%	19.60%	13.84%
Net Assets, End of Period (in thousands)	$2,671	$2,533	$2,355	$2,083	$1,807	$1,785
Average Net Assets for the Period (in thousands)	$2,641	$2,488	$2,736	$2,166	$1,763	$1,902
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.61%	0.63%	0.62%	0.63%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.61%	0.63%	0.62%	0.63%	0.58%
Ratio of Net Investment Income/(Loss)(2)	2.97%	0.90%	0.73%	2.29%	1.42%	1.51%
Portfolio Turnover Rate	10%	35%	6%	19%	13%	45%

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.06	$12.78	$14.51	$15.35	$13.25	$11.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.16(1)	0.17(1)	0.34(1)	0.22(1)	0.29
Net realized and unrealized gain/(loss)	0.95	1.43	(0.60)	(0.41)	2.39	1.37
Total from Investment Operations	1.19	1.59	(0.43)	(0.07)	2.61	1.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.16)	(0.15)	(0.31)	(0.26)	(0.25)
Distributions (from capital gains)	(0.63)	(0.15)	(1.15)	(0.46)	(0.25)	—
Total Dividends and Distributions	(0.92)	(0.31)	(1.30)	(0.77)	(0.51)	(0.25)
Net Asset Value, End of Period	$14.33	$14.06	$12.78	$14.51	$15.35	$13.25
Total Return*	8.44%	12.77%	(2.94)%	(0.36)%	19.93%	14.18%
Net Assets, End of Period (in thousands)	$18,386	$18,491	$17,505	$23,231	$18,521	$11,935
Average Net Assets for the Period (in thousands)	$18,363	$17,409	$19,056	$19,670	$14,295	$13,567
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.36%	0.37%	0.37%	0.38%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.35%	0.33%	0.30%	0.37%	0.33%	0.30%
Ratio of Net Investment Income/(Loss)(2)	3.28%	1.17%	1.25%	2.29%	1.52%	1.88%
Portfolio Turnover Rate	10%	35%	6%	19%	13%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net

18	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the

20	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $4,499.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,550.

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Notes to Financial Statements (unaudited)

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$224,592,599	$40,423,050	$ (699,782)	$ 39,723,268

4. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	38,221	$ 564,195	100,624	$ 1,327,409
Reinvested dividends and distributions	18,348	261,091	10,064	127,308
Shares repurchased	(37,663)	(553,365)	(240,085)	(3,177,662)
Net Increase/(Decrease)	18,906	$ 271,921	(129,397)	$ (1,722,945)
Class C Shares:
Shares sold	53,318	$ 758,255	52,720	$ 684,016
Reinvested dividends and distributions	19,512	272,971	5,883	73,367
Shares repurchased	(34,390)	(487,879)	(124,997)	(1,611,033)
Net Increase/(Decrease)	38,440	$ 543,347	(66,394)	$ (853,650)
Class D Shares:
Shares sold	358,951	$ 5,261,619	866,710	$ 11,506,786
Reinvested dividends and distributions	942,789	13,500,735	389,729	4,961,246
Shares repurchased	(797,016)	(11,673,386)	(2,101,499)	(27,828,452)
Net Increase/(Decrease)	504,724	$ 7,088,968	(845,060)	$(11,360,420)
Class I Shares:
Shares sold	159,224	$ 2,347,890	174,465	$ 2,328,979
Reinvested dividends and distributions	35,208	503,829	9,182	116,790
Shares repurchased	(38,318)	(561,720)	(98,634)	(1,310,776)
Net Increase/(Decrease)	156,114	$ 2,289,999	85,013	$ 1,134,993
Class S Shares:
Shares sold	5,372	$ 76,863	18,668	$ 246,367
Reinvested dividends and distributions	10,942	154,944	4,123	51,910
Shares repurchased	(10,095)	(148,997)	(26,994)	(359,981)
Net Increase/(Decrease)	6,219	$ 82,810	(4,203)	$ (61,704)
Class T Shares:
Shares sold	176,254	$ 2,583,705	493,160	$ 6,600,115
Reinvested dividends and distributions	75,522	1,079,957	31,361	398,594
Shares repurchased	(283,451)	(4,128,089)	(579,176)	(7,670,712)
Net Increase/(Decrease)	(31,675)	$ (464,427)	(54,655)	$ (672,003)

22	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$29,411,512	$ 25,284,092	$ -	$ -

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

24	DECEMBER 31, 2017

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

38	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	39

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage1

Janus Investment Fund	41

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93021 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

Janus Henderson Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Moderate’s Class I Shares returned 6.93% for the six-month period ended December 31, 2017. This compares with a return of 11.21% for its primary benchmark, the MSCI All Country World IndexSM, and a 7.81% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

INVESTMENT ENVIRONMENT

Global financial markets enjoyed the tailwinds of synchronized economic growth across major regions during the period. Stocks benefited, too, from solid corporate earnings and, later in the period, the prospect of tax reform in the U.S. Emerging markets outperformed their developed market peers and among advanced economies, the U.S. and Japan tended to register higher returns than major European benchmarks. On a sector basis, technology and materials rose the most while traditionally defensive sectors – consumer staples, health care and utilities – delivered the most muted gains.

Global bond markets rose as well. A key driver was spread compression in both investment-grade and high-yield corporate credits, with those of the former reaching a decade low. Treasury performance was more dispersed. The yield on the 2-year U.S. Treasury rose as the market coalesced around a third Federal Reserve-rate hike in 2017, which ultimately occurred in December. The 10-year note, after dipping to nearly 2% in September saw spreads widen to 2.41% by period end and the yield on the 30-year slipped to 2.74%. German Bunds remained well bid as the European Central Bank announced it would extend its asset purchasing program, albeit in smaller increments. In the UK, the Bank of England initiated its first rate hike since the Global Financial Crisis as inflation crested 3%.

INVESTMENT PROCESS

Janus Henderson Global Allocation Fund – Moderate invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus Henderson practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

 The investment process involves setting return expectations for a broad range of Janus Henderson mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Henderson Global Allocation Fund – Moderate. Finally, we select the appropriate Janus Henderson funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with, nor does it imply, low risk or the ability to control risk.

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Moderate (unaudited)

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark and secondary benchmark during the six-month period. The lone position to generate negative returns was the Janus Henderson Contrarian Fund, which was weighed down by certain health care names. The Janus Henderson Short-Term Bond Fund generated slightly positive returns as shorter-dated Treasurys came under pressure during the period as this segment of the yield curve tends to be more sensitive to interest rate hikes.

Generating the highest returns was the Fund’s position in the Janus Henderson Overseas Fund as its holdings in China’s Internet giants rallied considerably. Also delivering strong performance was the Janus Henderson Global Bond Fund. Global bonds rose on the back of narrowing corporate credits spreads and mid- to longer-dated Treasurys largely holding ground despite the prospect of rising rates in the U.S. and an eventual step back from highly accommodative monetary policy abroad.

OUTLOOK

An aging bull market and a 10-year economic expansion have us, like many investors, wondering: How much longer can this rally continue? But signals from our Adaptive Multi-Asset Solutions Team's proprietary options pricing model suggest a correction is not imminent.

Global stocks have enjoyed a good run, roughly tripling since the financial crisis. Options prices, which indicate the market’s assessment of short-term risk, signal limited upside, but do not forecast a looming downturn. On the contrary, the equity market appears fairly priced given a number of positive factors that could propel the current business cycle, including U.S. tax reform, still accommodative monetary policy in Europe and Japan, and an upward trajectory in global growth. Inflation also remains subdued, thanks to new technologies that improve efficiencies and keep prices in check.

In other words, barring unforeseen economic or political shocks, the global economic barometer is set to fair. We argue that some of this benign outlook is due to the options market’s expectation of an orderly unwinding of the ultra-accommodative monetary policies in the U.S. and Europe in the next few years.

The Federal Reserve is expected to continue raising interest rates gradually in 2018 and beyond, while slowly reducing its $4.5 trillion balance sheet. The European Central Bank, which has yet to begin tightening, is focusing on tapering asset purchases first and will likely raise rates at a later date. This staggered approach could help global markets avoid a sudden liquidity crunch that would curtail growth, create a headwind for equities and cause global bond yields to spike – more reason to believe the current expansion can persist.

Thank you for investing in Janus Henderson Global Allocation Fund – Moderate.

2	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

December 31, 2017

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	27.9%
Janus Henderson Diversified Alternatives Fund - Class N Shares	11.1
Janus Henderson Overseas Fund - Class N Shares	8.0
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.4
Janus Henderson Large Cap Value Fund - Class N Shares	4.8
Janus Henderson International Value Fund - Class N Shares	4.7
Janus Henderson International Managed Volatility Fund - Class N Shares	4.4
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	3.6
Janus Henderson Global Select Fund - Class N Shares	3.6
Janus Henderson Global Research Fund - Class N Shares	3.4
Janus Henderson Emerging Markets Fund - Class N Shares	3.2
Janus Henderson Enterprise Fund - Class N Shares	2.9
Janus Henderson Short-Term Bond Fund - Class N Shares	2.8
Janus Henderson Global Real Estate Fund - Class I Shares	2.8
Janus Henderson Small Cap Value Fund - Class N Shares	2.7
Janus Henderson Triton Fund - Class N Shares	2.6
Janus Henderson Contrarian Fund - Class N Shares	2.0
Janus Henderson Mid Cap Value Fund - Class N Shares	1.7
Janus Henderson Forty Fund - Class N Shares	1.3
Janus Henderson Asia Equity Fund - Class I Shares	1.1

Asset Allocation - (% of Net Assets)
Equity Funds	58.2%
Fixed Income Funds	30.7%
Alternative Funds	11.1%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017						per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	6.85%	16.04%	6.72%	5.14%	6.44%	1.26%
Class A Shares at MOP	0.72%	9.35%	5.46%	4.52%	5.92%
Class C Shares at NAV	6.39%	15.30%	6.04%	4.40%	5.69%	2.02%
Class C Shares at CDSC	5.40%	14.30%	6.04%	4.40%	5.69%
Class D Shares(1)	6.94%	16.26%	6.91%	5.31%	6.63%	1.08%
Class I Shares	6.93%	16.35%	6.97%	5.26%	6.59%	1.03%
Class S Shares	6.63%	15.77%	6.52%	4.91%	6.21%	1.43%
Class T Shares	6.88%	16.22%	6.86%	5.26%	6.59%	1.18%
MSCI All Country World Index	11.21%	23.97%	10.80%	4.65%	6.49%
Global Moderate Allocation Index	7.81%	17.09%	6.81%	4.32%	5.72%
Morningstar Quartile - Class T Shares	-	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	149/459	160/391	29/245	38/226

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010),calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17) ††
Class A Shares	$1,000.00	$1,068.50	$2.35	$1,000.00	$1,022.94	$2.29	0.45%
Class C Shares	$1,000.00	$1,063.90	$5.83	$1,000.00	$1,019.56	$5.70	1.12%
Class D Shares	$1,000.00	$1,069.40	$1.36	$1,000.00	$1,023.89	$1.33	0.26%
Class I Shares	$1,000.00	$1,069.30	$1.10	$1,000.00	$1,024.15	$1.07	0.21%
Class S Shares	$1,000.00	$1,066.30	$3.23	$1,000.00	$1,022.08	$3.16	0.62%
Class T Shares	$1,000.00	$1,068.80	$1.72	$1,000.00	$1,023.54	$1.68	0.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 11.1%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,880,861	$29,327,165
Equity Funds – 58.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,349,678	14,333,576
Janus Henderson Asia Equity Fund - Class I Shares	239,719	2,886,212
Janus Henderson Contrarian Fund - Class N Shares	283,011	5,337,590
Janus Henderson Emerging Markets Fund - Class N Shares	780,034	8,439,967
Janus Henderson Enterprise Fund - Class N Shares	65,262	7,739,428
Janus Henderson Forty Fund - Class N Shares	105,191	3,437,641
Janus Henderson Global Real Estate Fund - Class I Shares	653,868	7,512,946
Janus Henderson Global Research Fund - Class N Shares	115,571	9,083,893
Janus Henderson Global Select Fund - Class N Shares	564,503	9,511,875
Janus Henderson International Managed Volatility Fund - Class N Shares	1,258,722	11,643,177
Janus Henderson International Value Fund - Class N Shares	1,060,228	12,309,247
Janus Henderson Large Cap Value Fund - Class N Shares	814,171	12,595,231
Janus Henderson Mid Cap Value Fund - Class N Shares	270,100	4,529,581
Janus Henderson Overseas Fund - Class N Shares	654,734	21,298,507
Janus Henderson Small Cap Value Fund - Class N Shares	315,779	7,253,455
Janus Henderson Triton Fund - Class N Shares	232,782	6,743,708
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	870,657	9,524,988
		154,181,022
Fixed Income Funds – 30.7%
Janus Henderson Global Bond Fund - Class N Shares	7,640,081	73,726,778
Janus Henderson Short-Term Bond Fund - Class N Shares	2,497,210	7,516,602
		81,243,380
Total Investments (total cost $233,935,171) – 100.0%		264,751,567
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(68,540)
Net Assets – 100%		$264,683,027

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 100.0%
Alternative Funds – 11.1%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$735,075	$27,703	$(355,655)	$29,327,165
Equity Funds – 58.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	902,506	49,168	424	14,333,576
Janus Henderson Asia Equity Fund - Class I Shares	44,617	147,743	133,556	2,886,212
Janus Henderson Contrarian Fund - Class I Shares	—	(1,590)	(445,339)	—
Janus Henderson Contrarian Fund - Class N Shares	65,935	7,680	156,677	5,337,590
Janus Henderson Emerging Markets Fund - Class N Shares	97,466	783,078	295,773	8,439,967
Janus Henderson Enterprise Fund - Class N Shares	14,639	252,111	521,840	7,739,428
Janus Henderson Forty Fund - Class N Shares	26,820	(369,447)	531,641	3,437,641
Janus Henderson Global Real Estate Fund - Class I Shares	269,691	45,055	282,683	7,512,946
Janus Henderson Global Research Fund - Class I Shares	—	46,188	(1,516,904)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2017

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Global Research Fund - Class N Shares	75,563	287,847	1,993,405	9,083,893
Janus Henderson Global Select Fund - Class I Shares	—	42,101	(1,345,805)	—
Janus Henderson Global Select Fund - Class N Shares	93,615	353,757	2,046,352	9,511,875
Janus Henderson International Managed Volatility Fund - Class N Shares	176,846	82,668	859,996	11,643,177
Janus Henderson International Value Fund - Class N Shares	355,499	163,756	538,444	12,309,247
Janus Henderson Large Cap Value Fund - Class N Shares	235,109	571,482	(1,173,181)	12,595,231
Janus Henderson Mid Cap Value Fund - Class N Shares	25,709	65,888	(144,187)	4,529,581
Janus Henderson Overseas Fund - Class N Shares	424,059	31,114	1,684,847	21,298,507
Janus Henderson Small Cap Value Fund - Class N Shares	146,696	272,837	(243,286)	7,253,455
Janus Henderson Triton Fund - Class N Shares	11,184	845,667	(319,380)	6,743,708
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	396,341	797,530	(219,836)	9,524,988
Total Equity Funds	$3,362,295	$4,474,633	$3,637,720	$154,181,022
Fixed Income Funds – 30.7%
Janus Henderson Global Bond Fund - Class N Shares	(453,140)(2)	102,018	2,297,384	73,726,778
Janus Henderson Short-Term Bond Fund - Class N Shares	70,417	(2,591)	(22,197)	7,516,602
Total Fixed Income Funds	$(382,723)	$99,427	$2,275,187	$81,243,380
Total Affiliated Investments – 100.0%	$3,714,647	$4,601,763	$5,557,252	$264,751,567

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

(9) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 100.0%
Alternative Funds – 11.1%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,137,794	847,086	(104,019)	2,880,861
Equity Funds – 58.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,248,358	157,371	(56,051)	1,349,678
Janus Henderson Asia Equity Fund - Class I Shares	279,760	8,202	(48,243)	239,719
Janus Henderson Contrarian Fund - Class I Shares	337,330	692	(338,022)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2017

Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Contrarian Fund - Class N Shares	—	356,295	(73,284)	283,011
Janus Henderson Emerging Markets Fund - Class N Shares	1,242,665	30,433	(493,064)	780,034
Janus Henderson Enterprise Fund - Class N Shares	80,351	1,672	(16,761)	65,262
Janus Henderson Forty Fund - Class N Shares	138,565	9,418	(42,792)	105,191
Janus Henderson Global Real Estate Fund - Class I Shares	676,962	27,529	(50,623)	653,868
Janus Henderson Global Research Fund - Class I Shares	124,166	254	(124,420)	—
Janus Henderson Global Research Fund - Class N Shares	—	125,780	(10,209)	115,571
Janus Henderson Global Select Fund - Class I Shares	625,146	1,282	(626,428)	—
Janus Henderson Global Select Fund - Class N Shares	—	625,776	(61,273)	564,503
Janus Henderson International Managed Volatility Fund - Class N Shares	1,187,676	124,717	(53,671)	1,258,722
Janus Henderson International Value Fund - Class N Shares	1,171,756	38,573	(150,101)	1,060,228
Janus Henderson Large Cap Value Fund - Class N Shares	825,683	107,604	(119,116)	814,171
Janus Henderson Mid Cap Value Fund - Class N Shares	299,657	30,512	(60,069)	270,100
Janus Henderson Overseas Fund - Class N Shares	730,389	17,030	(92,685)	654,734
Janus Henderson Small Cap Value Fund - Class N Shares	353,771	28,072	(66,064)	315,779
Janus Henderson Triton Fund - Class N Shares	285,510	12,645	(65,373)	232,782
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	950,210	49,952	(129,505)	870,657
Fixed Income Funds – 30.7%
Janus Henderson Global Bond Fund - Class N Shares	6,680,452	1,270,053	(310,424)	7,640,081
Janus Henderson Short-Term Bond Fund - Class N Shares	2,569,101	41,811	(113,702)	2,497,210

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$29,327,165	$-	$-
Equity Funds	154,181,022	-	-
Fixed Income Funds	81,243,380	-	-
Total Assets	$264,751,567	$-	$-

10	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Assets:
Affiliated investments, at value(1)	$264,751,567
Non-interested Trustees' deferred compensation	5,061
Receivables:
Dividends from affiliates	231,594
Investments sold	182,401
Fund shares sold	34,993
Other assets	2,205
Total Assets	265,207,821
Liabilities:
Payables:	—
Investments purchased	231,587
Fund shares repurchased	177,732
Transfer agent fees and expenses	47,477
Professional fees	15,738
12b-1 Distribution and shareholder servicing fees	10,128
Registration fees	9,059
Non-interested Trustees' deferred compensation fees	5,061
Advisory fees	4,507
Non-interested Trustees' fees and expenses	1,889
Accrued expenses and other payables	21,616
Total Liabilities	524,794
Net Assets	$264,683,027
Net Assets Consist of:
Capital (par value and paid-in surplus)	$228,097,471
Undistributed net investment income/(loss)	68,566
Undistributed net realized gain/(loss) from investments	5,699,346
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	30,817,644
Total Net Assets	$264,683,027
Net Assets - Class A Shares	$10,573,135
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	806,787
Net Asset Value Per Share(2)	$13.11
Maximum Offering Price Per Share(3)	$13.91
Net Assets - Class C Shares	$8,061,696
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	623,098
Net Asset Value Per Share(2)	$12.94
Net Assets - Class D Shares	$220,215,523
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,713,499
Net Asset Value Per Share	$13.18
Net Assets - Class I Shares	$4,678,492
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	355,341
Net Asset Value Per Share	$13.17
Net Assets - Class S Shares	$2,688,705
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	206,610
Net Asset Value Per Share	$13.01
Net Assets - Class T Shares	$18,465,476
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,404,626
Net Asset Value Per Share	$13.15

(1) Includes cost of $233,935,171.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends from affiliates	$3,714,647
Total Investment Income	3,714,647
Expenses:
Advisory fees	65,487
12b-1 Distribution and shareholder servicing fees:
Class A Shares	13,304
Class C Shares	38,056
Class S Shares	3,436
Transfer agent administrative fees and expenses:
Class D Shares	130,384
Class S Shares	3,439
Class T Shares	23,068
Transfer agent networking and omnibus fees:
Class A Shares	3,913
Class C Shares	3,153
Class I Shares	1,886
Other transfer agent fees and expenses:
Class A Shares	574
Class C Shares	406
Class D Shares	19,916
Class I Shares	136
Class S Shares	35
Class T Shares	275
Registration fees	54,502
Professional fees	24,268
Shareholder reports expense	23,623
Non-interested Trustees’ fees and expenses	4,274
Other expenses	1,674
Total Expenses	415,809
Less: Excess Expense Reimbursement and Waivers	(19,170)
Net Expenses	396,639
Net Investment Income/(Loss)	3,318,008
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	4,601,763
Capital gain distributions from underlying funds	3,867,228
Total Net Realized Gain/(Loss) on Investments	8,468,991
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	5,557,252
Total Change in Unrealized Net Appreciation/Depreciation	5,557,252
Net Increase/(Decrease) in Net Assets Resulting from Operations	$17,344,251

See Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$3,318,008	$2,737,348
Net realized gain/(loss) on investments	8,468,991	13,577,546
Change in unrealized net appreciation/depreciation	5,557,252	7,352,088
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,344,251	23,666,982
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(162,401)	(106,594)
Class C Shares	(72,289)	(20,424)
Class D Shares	(3,762,515)	(2,422,165)
Class I Shares	(84,132)	(53,233)
Class S Shares	(36,717)	(21,123)
Class T Shares	(305,938)	(199,822)
Total Dividends from Net Investment Income	(4,423,992)	(2,823,361)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(539,306)	(78,750)
Class C Shares	(420,903)	(57,049)
Class D Shares	(11,134,496)	(1,421,009)
Class I Shares	(239,981)	(29,943)
Class S Shares	(137,474)	(18,221)
Class T Shares	(940,942)	(126,875)
Total Distributions from Net Realized Gain from Investment Transactions	(13,413,102)	(1,731,847)
Net Decrease from Dividends and Distributions to Shareholders	(17,837,094)	(4,555,208)
Capital Share Transactions:
Class A Shares	14,340	(4,179,959)
Class C Shares	6,507	(2,023,577)
Class D Shares	8,126,498	(25,451,897)
Class I Shares	245,163	416,187
Class S Shares	(137,240)	46,674
Class T Shares	(301,871)	(3,053,921)
Net Increase/(Decrease) from Capital Share Transactions	7,953,397	(34,246,493)
Net Increase/(Decrease) in Net Assets	7,460,554	(15,134,719)
Net Assets:
Beginning of period	257,222,473	272,357,192
End of period	$264,683,027	$257,222,473

Undistributed Net Investment Income/(Loss)	$68,566	$1,174,550

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.14	$12.20	$13.49		$14.29	$12.58	$12.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.12(1)	0.14(1)		0.37(1)	0.21(1)	0.32
Net realized and unrealized gain/(loss)	0.73	1.01	(0.35)		(0.50)	1.88	0.97
Total from Investment Operations	0.89	1.13	(0.21)		(0.13)	2.09	1.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.11)	(0.13)		(0.34)	(0.23)	(0.31)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)		(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.92)	(0.19)	(1.08)		(0.67)	(0.38)	(0.92)
Net Asset Value, End of Period	$13.11	$13.14	$12.20		$13.49	$14.29	$12.58
Total Return*	6.85%	9.47%	(1.45)%		(0.87)%	16.79%	10.67%
Net Assets, End of Period (in thousands)	$10,573	$10,563	$13,911		$14,913	$11,593	$8,913
Average Net Assets for the Period (in thousands)	$10,620	$12,118	$13,573		$13,942	$9,885	$6,850
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.45%	0.44%	0.44%		0.44%	0.43%	0.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.45%	0.44%	0.44%		0.44%	0.43%	0.41%
Ratio of Net Investment Income/(Loss)(2)	2.30%	0.93%	1.13%		2.71%	1.53%	1.97%
Portfolio Turnover Rate	12%	32%	5%		21%	11%	64%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.95	$12.02	$13.29	$14.08	$12.40	$12.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.03(1)	0.10(1)	0.24(1)	0.11(1)	0.18
Net realized and unrealized gain/(loss)	0.71	1.01	(0.35)	(0.47)	1.85	0.99
Total from Investment Operations	0.82	1.04	(0.25)	(0.23)	1.96	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.03)	(0.07)	(0.23)	(0.13)	(0.18)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.83)	(0.11)	(1.02)	(0.56)	(0.28)	(0.79)
Net Asset Value, End of Period	$12.94	$12.95	$12.02	$13.29	$14.08	$12.40
Total Return*	6.39%	8.77%	(1.77)%	(1.58)%	15.92%	9.78%
Net Assets, End of Period (in thousands)	$8,062	$8,036	$9,432	$11,648	$11,120	$9,480
Average Net Assets for the Period (in thousands)	$8,255	$8,504	$10,518	$11,146	$10,017	$8,442
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.12%	1.10%	0.77%	1.20%	1.14%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.12%	1.10%	0.77%	1.20%	1.14%	1.18%
Ratio of Net Investment Income/(Loss)(2)	1.68%	0.25%	0.78%	1.76%	0.86%	1.23%
Portfolio Turnover Rate	12%	32%	5%	21%	11%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.22	$12.28	$13.57	$14.36	$12.63	$12.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.14(1)	0.16(1)	0.38(1)	0.24(1)	0.30
Net realized and unrealized gain/(loss)	0.73	1.02	(0.35)	(0.49)	1.89	1.00
Total from Investment Operations	0.91	1.16	(0.19)	(0.11)	2.13	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.14)	(0.15)	(0.35)	(0.25)	(0.33)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.95)	(0.22)	(1.10)	(0.68)	(0.40)	(0.94)
Net Asset Value, End of Period	$13.18	$13.22	$12.28	$13.57	$14.36	$12.63
Total Return*	6.94%	9.67%	(1.26)%	(0.71)%	17.04%	10.71%
Net Assets, End of Period (in thousands)	$220,216	$212,552	$222,254	$251,092	$276,135	$247,153
Average Net Assets for the Period (in thousands)	$216,651	$214,793	$229,378	$264,375	$261,560	$241,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.26%	0.27%	0.26%	0.26%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.26%	0.26%	0.26%	0.26%	0.25%
Ratio of Net Investment Income/(Loss)(2)	2.57%	1.09%	1.28%	2.75%	1.77%	2.24%
Portfolio Turnover Rate	12%	32%	5%	21%	11%	64%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.22	$12.28	$13.57	$14.36	$12.63	$12.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.15(1)	0.17(1)	0.40(1)	0.26(1)	0.31
Net realized and unrealized gain/(loss)	0.72	1.02	(0.35)	(0.50)	1.87	1.00
Total from Investment Operations	0.91	1.17	(0.18)	(0.10)	2.13	1.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.15)	(0.16)	(0.36)	(0.25)	(0.34)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.96)	(0.23)	(1.11)	(0.69)	(0.40)	(0.95)
Net Asset Value, End of Period	$13.17	$13.22	$12.28	$13.57	$14.36	$12.63
Total Return*	6.93%	9.73%	(1.20)%	(0.65)%	17.10%	10.80%
Net Assets, End of Period (in thousands)	$4,678	$4,457	$3,740	$4,684	$5,384	$5,441
Average Net Assets for the Period (in thousands)	$4,492	$4,244	$4,214	$5,525	$5,595	$5,730
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.21%	0.22%	0.20%	0.22%	0.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.21%	0.22%	0.20%	0.22%	0.18%
Ratio of Net Investment Income/(Loss)(2)	2.74%	1.19%	1.36%	2.86%	1.89%	2.38%
Portfolio Turnover Rate	12%	32%	5%	21%	11%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.05	$12.12	$13.40	$14.19	$12.49	$12.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.09(1)	0.11(1)	0.32(1)	0.19(1)	0.29
Net realized and unrealized gain/(loss)	0.72	1.02	(0.34)	(0.47)	1.85	0.97
Total from Investment Operations	0.86	1.11	(0.23)	(0.15)	2.04	1.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.10)	(0.10)	(0.31)	(0.19)	(0.30)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.90)	(0.18)	(1.05)	(0.64)	(0.34)	(0.91)
Net Asset Value, End of Period	$13.01	$13.05	$12.12	$13.40	$14.19	$12.49
Total Return*	6.63%	9.30%	(1.57)%	(1.03)%	16.53%	10.44%
Net Assets, End of Period (in thousands)	$2,689	$2,821	$2,574	$3,234	$2,580	$3,139
Average Net Assets for the Period (in thousands)	$2,745	$2,702	$2,927	$3,017	$2,839	$2,429
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.61%	0.61%	0.61%	0.61%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.60%	0.61%	0.61%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)(2)	2.11%	0.72%	0.88%	2.31%	1.40%	1.88%
Portfolio Turnover Rate	12%	32%	5%	21%	11%	64%

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.19	$12.25	$13.53	$14.33	$12.61	$12.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.13(1)	0.16(1)	0.37(1)	0.23(1)	0.27
Net realized and unrealized gain/(loss)	0.73	1.02	(0.34)	(0.49)	1.88	1.03
Total from Investment Operations	0.90	1.15	(0.18)	(0.12)	2.11	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.13)	(0.15)	(0.35)	(0.24)	(0.33)
Distributions (from capital gains)	(0.71)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total Dividends and Distributions	(0.94)	(0.21)	(1.10)	(0.68)	(0.39)	(0.94)
Net Asset Value, End of Period	$13.15	$13.19	$12.25	$13.53	$14.33	$12.61
Total Return*	6.88%	9.60%	(1.23)%	(0.80)%	16.96%	10.67%
Net Assets, End of Period (in thousands)	$18,465	$18,793	$20,446	$25,197	$23,236	$17,314
Average Net Assets for the Period (in thousands)	$18,409	$19,231	$22,603	$24,674	$20,305	$15,843
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.36%	0.36%	0.36%	0.36%	0.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.33%	0.32%	0.27%	0.36%	0.30%	0.30%
Ratio of Net Investment Income/(Loss)(2)	2.47%	1.03%	1.27%	2.69%	1.72%	2.15%
Portfolio Turnover Rate	12%	32%	5%	21%	11%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

18	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

20	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $13,087.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $159.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$237,154,263	$30,079,690	$ (2,482,386)	$ 27,597,304

4. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	44,319	$ 596,478	121,156	$ 1,521,923
Reinvested dividends and distributions	41,639	544,632	12,825	154,792
Shares repurchased	(82,792)	(1,126,770)	(470,298)	(5,856,674)
Net Increase/(Decrease)	3,166	$ 14,340	(336,317)	$ (4,179,959)
Class C Shares:
Shares sold	31,117	$ 412,455	61,543	$ 751,481
Reinvested dividends and distributions	36,028	465,118	5,973	71,193
Shares repurchased	(64,765)	(871,066)	(231,735)	(2,846,251)
Net Increase/(Decrease)	2,380	$ 6,507	(164,219)	$ (2,023,577)
Class D Shares:
Shares sold	399,821	$ 5,448,052	886,094	$ 11,163,566
Reinvested dividends and distributions	1,121,836	14,752,146	313,298	3,800,308
Shares repurchased	(883,765)	(12,073,700)	(3,219,622)	(40,415,771)
Net Increase/(Decrease)	637,892	$ 8,126,498	(2,020,230)	$(25,451,897)
Class I Shares:
Shares sold	60,776	$ 831,851	190,447	$ 2,402,794
Reinvested dividends and distributions	23,119	303,785	6,290	76,230
Shares repurchased	(65,779)	(890,473)	(164,143)	(2,062,837)
Net Increase/(Decrease)	18,116	$ 245,163	32,594	$ 416,187
Class S Shares:
Shares sold	6,146	$ 82,474	21,726	$ 271,393
Reinvested dividends and distributions	13,410	174,191	3,281	39,344
Shares repurchased	(29,206)	(393,905)	(21,209)	(264,063)
Net Increase/(Decrease)	(9,650)	$ (137,240)	3,798	$ 46,674
Class T Shares:
Shares sold	181,126	$ 2,464,960	639,498	$ 8,050,837
Reinvested dividends and distributions	90,579	1,188,390	25,985	314,418
Shares repurchased	(291,794)	(3,955,221)	(909,897)	(11,419,176)
Net Increase/(Decrease)	(20,089)	$ (301,871)	(244,414)	$ (3,053,921)

22	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$30,624,084	$ 31,914,574	$ -	$ -

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

24	DECEMBER 31, 2017

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93022 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

Janus Henderson Global Bond Fund (unaudited)

FUND SNAPSHOT

We believe a fundamentally driven, corporate and sovereign investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view complements traditional top-down decision making, seeking to provide a sustainable competitive advantage.

Ryan Myerberg co-portfolio manager	Christopher Diaz co-portfolio manager

PERFORMANCE SUMMARY

During the six-month period ended December 31, 2017, Janus Henderson Global Bond Fund’s Class I Shares returned 2.72% compared with 2.86% for the Fund’s primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, and 3.72% for the Fund’s secondary benchmark, the Bloomberg Barclays Global Aggregate Corporate Bond Index.

MARKET ENVIRONMENT

Global corporate credit rallied over the last six months. Spreads tightened early on optimism around synchronous global economic growth and generally solid corporate earnings. In August, the Trump administration’s general lack of reform progress and escalating tensions between the U.S. and North Korea brought on brief hesitation. The decision by many developed world central banks to explore the reversal of accommodative policy also brought investors pause. However, positive earnings data, strengthening fundamentals and the upward trajectory in global growth ultimately helped corporate credit continue gaining ground. Late in the period, the passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped investment-grade corporate credit spreads reach their tightest levels since the financial crisis. Spreads on high-yield corporate credit also tightened over the period.

Investors agreed that the Federal Reserve’s (Fed) measured pace to monetary policy normalization would continue under Jerome Powell, the nominee for the next Fed chairman. At its December meeting, the Fed took another step along that path and raised its benchmark rate for the third time in 2017. It also began normalizing its balance sheet late in the period. The Treasury curve flattened, and the yield on the 10-year Treasury note closed December at 2.41%, up from 2.30% in June.

The Bank of Canada surprised investors with a rate hike during the period, pushing yields higher across the country’s sovereign curve. Despite Brexit-related uncertainty, the Bank of England also raised rates, in order to combat escalating inflation. The accompanying dovish guidance contributed to a flattening in the gilt curve. Amid continued economic strength, the European Central Bank (ECB) announced plans to reduce asset purchases in 2018, while extending the program’s time horizon. The yield on the 10-year bund closed the period at 0.43%, down from 0.47%. The Bank of Japan held steady, and the yield on the 10-year Japanese government bond fell to 0.05% from 0.08%.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, and its secondary benchmark, the Bloomberg Barclays Global Aggregate Corporate Bond Index, during the six-month period.

Our currency positioning was a leading detractor from relative performance. Specifically, exposure to the Turkish lira weighed on results. Early in the period, the lira declined versus the basket of benchmark currencies as investors expressed concern over the potential for Iraq’s Kurdish independence referendum to trigger volatility in the region. Volatility also arose from the possibility that Turkish President Recep Tayyip Erdogan would revoke the central bank’s independence. While some currency positions detracted, our exposure to the Czech koruna aided performance. Economic data continues to be firm in the Czech Republic, and the central bank raised its key interest rate during the period which spurred the koruna’s upward trajectory.

At the asset class level, our sovereign debt allocation contributed to relative performance. Allocations to both nominal government bonds and inflation-linked securities proved beneficial. The Fund ended the period underweight duration in risk-free countries. Given the generally low yield available in developed markets, we have sought higher-yielding opportunities outside of risk-free markets, particularly where central banks may look to

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

ease monetary policy. However, momentum in global growth and the stabilization of oil prices at higher levels should be supportive of higher inflation, and we maintain positions in U.S. Treasury inflation-protected securities (TIPS) and Japanese inflation-linked bonds. We expect inflation to move toward targeted levels in both countries, given tight labor markets and cautious central banks that may be willing to let inflation run hot. Improving sentiment for inflationary pressures aided our exposure over the period.

Our exposure to the government debt of Portugal was also additive to performance. Our out-of-index position benefited when the nation’s debt was upgraded to investment grade by both Standard & Poor’s and Fitch Ratings during the period. We appreciate Portugal’s economic reform initiatives, which should lead to continued improvement in the country’s fundamentals. An allocation to Indonesia government bonds further aided performance. The local central bank cut rates multiple times during the period, which took markets by surprise. Yields fell across the country’s sovereign curve, benefiting our out-of-index exposure. While a number of sovereign debt positions supported results, our exposure to Mexican bonos weighed on performance. Uncertainty around NAFTA negotiations created weakness in the country’s currency, leading the Bank of Mexico to raise interest rates during the period. Our holdings detracted as rates rose across the country’s sovereign curve.

Our out-of-index allocation to high-yield corporate credit was another asset class contributor. Relative performance was especially generative in the highest tier of high-yield ratings. We believe these “crossover” issuers, with management teams committed to balance sheet discipline and improving free-cash-flow generation, are often candidates for ratings upgrades. Telecom Italia, the leading corporate credit contributor for the period, is one example. The company continues to perform well versus comparable investment-grade telecommunications issuers, and we believe it is a candidate for investment-grade ratings. The Italian telecommunications company has recently focused on operational improvements and repairing its balance sheet. We appreciate its ability to generate free cash flow and management’s emphasis on using that cash to pay down debt.

Relative asset class detractors included investment-grade corporate credit and cash. Within investment-grade corporates, our limited exposure to the duration of long U.S. corporate credit weighed on relative returns, while many benchmark constituents benefited from the rally in 30-year Treasury yields. In a predominately risk on environment, our cash position held back results. Cash is not used as a strategy within the Fund but is a residual of our investment process.

Broadcom was the leading individual corporate credit detractor. Our overweight position weighed on results as the semiconductor company made an unexpected bid for Qualcomm during the period. Spreads widened under the assumption that much of the acquisition would be financed with debt. We believe the diversification will ultimately be positive for Broadcom. We also appreciate management’s commitment to investment-grade ratings and the company’s track record of rapid deleveraging after prior acquisitions.

DERIVATIVES USAGE

The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset. During the period, the Fund invested in forward foreign currency exchange contracts, futures and options. These derivatives are used for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to increase and decrease the Fund’s exposure to a particular market, to manage and adjust the risk profile of the Fund related to an investment or currency exposure, to adjust currency exposure relative to the benchmark index, and to earn income and enhance returns. During the period, our use of derivatives contributed to relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The global economy is in a healthy place as we start the new year. Nearly all of the large developed and emerging economies are experiencing synchronous growth. We are optimistic for this momentum and anticipate the improving macro backdrop to generate compelling rate and currency opportunities. Given the growth outlook, stabilizing oil prices, tight labor markets and cautious central banks, we expect inflation expectations to pick up. We continue to find inflation-linked securities compelling, particularly in risk-free markets. Nominal risk-free rates, however, appear expensive, and we are seeking duration opportunities in higher-yielding markets where we anticipate central banks to maintain accommodative monetary policy.

2	DECEMBER 31, 2017

Janus Henderson Global Bond Fund (unaudited)

We expect U.S. political uncertainty and tax reform – which should add to the deficit – to be marginally negative for the U.S. dollar. Elections in Europe could present some downside risk for the euro, but we are broadly positive on the single currency as well as satellite currencies in Scandinavia and central Europe. We expect the ECB to focus on tapering asset purchases prior to normalizing rates, but believe that the governing council will shift to more hawkish rhetoric as the year progresses. Regional central banks positioning to hike ahead of the ECB, to keep up with inflationary pressures, could create compelling currency trades.

Corporate earnings growth was strong in 2017 and our outlook is constructive for the year ahead, particularly now that U.S. corporate tax reform has passed. Still, we are closer to the end of the credit cycle than to the beginning and valuations remain expensive. We expect a low-return environment for corporate credit in 2018. Catalysts for significant spread tightening will be limited, in our view, and carry will be the primary driver of returns. Carry is a measure of excess income generated by the Fund’s holdings. Given rich valuations and the asymmetric risk profile of credit investing, security avoidance and managing idiosyncratic risk will be critical. Our analysts continue to emphasize fundamental stories, seeking issuers with higher-quality business models, consistent free cash flow and management teams committed to sound balance sheets. These issuers should offer steady carry and minimize downside risk.

As we balance a constructive fundamental outlook with the current valuation environment, we remain opportunistic, seeking to identify and capitalize on spread movements that create the potential for attractive returns. As always, our goal is to participate in spread tightening while keeping capital preservation and strong risk-adjusted returns at the forefront.

Thank you for investing in Janus Henderson Global Bond Fund.

Janus Investment Fund	3

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

December 31, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.09%	2.31%
Class A Shares MOP	1.99%	2.20%
Class C Shares**	1.32%	1.54%
Class D Shares	2.23%	2.51%
Class I Shares	2.34%	2.56%
Class N Shares	2.43%	2.66%
Class S Shares	1.92%	2.14%
Class T Shares	2.18%	2.40%
Weighted Average Maturity		9.2 Years
Average Effective Duration***		6.2 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	4.9%
AA	12.9%
A	5.3%
BBB	22.7%
BB	11.4%
B	1.9%
Not Rated	36.6%
Other	4.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	40.7%
Corporate Bonds	27.5%
Asset-Backed/Commercial Mortgage-Backed Securities	10.7%
Inflation-Indexed Bonds	9.8%
United States Treasury Notes/Bonds	4.9%
Investment Companies	4.8%
Bank Loans and Mezzanine Loans	0.9%
OTC Purchased Options – Puts	0.0%
Other	0.7%
100.0%

Emerging markets comprised 12.6% of total net assets.

4	DECEMBER 31, 2017

Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	2.70%	7.29%	1.11%	2.83%	1.05%	0.93%
Class A Shares at MOP	-2.22%	2.20%	0.12%	2.11%
Class C Shares at NAV	2.33%	6.39%	0.33%	2.06%	1.80%	1.68%
Class C Shares at CDSC	1.33%	5.39%	0.33%	2.06%
Class D Shares(1)	2.69%	7.26%	1.25%	2.95%	0.90%	0.75%
Class I Shares	2.72%	7.44%	1.34%	3.05%	0.81%	0.69%
Class N Shares	2.88%	7.55%	1.34%	2.99%	0.70%	0.59%
Class S Shares	2.64%	7.05%	1.08%	2.76%	1.21%	1.10%
Class T Shares	2.76%	7.29%	1.18%	2.88%	0.95%	0.84%
Bloomberg Barclays Global Aggregate Bond Index	2.86%	7.39%	0.79%	2.19%
Bloomberg Barclays Global Aggregate Corporate Bond Index	3.72%	9.09%	2.57%	4.26%
Morningstar Quartile - Class I Shares	-	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Bond Funds	-	137/318	120/286	97/250

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

Janus Investment Fund	5

Janus Henderson Global Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions..

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 28, 2010

(1) Closed to certain new investors.

6	DECEMBER 31, 2017

Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,027.00	$4.80	$1,000.00	$1,020.47	$4.79	0.94%
Class C Shares	$1,000.00	$1,023.30	$8.41	$1,000.00	$1,016.89	$8.39	1.65%
Class D Shares	$1,000.00	$1,026.90	$3.83	$1,000.00	$1,021.42	$3.82	0.75%
Class I Shares	$1,000.00	$1,027.20	$3.53	$1,000.00	$1,021.73	$3.52	0.69%
Class N Shares	$1,000.00	$1,028.80	$3.07	$1,000.00	$1,022.18	$3.06	0.60%
Class S Shares	$1,000.00	$1,026.40	$5.36	$1,000.00	$1,019.91	$5.35	1.05%
Class T Shares	$1,000.00	$1,027.60	$4.24	$1,000.00	$1,021.02	$4.23	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares/Principal/ Contract Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 10.7%
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	$391,000		$394,886
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	2,116,695		2,059,279
BHMS 2014-ATLS Mortgage Trust,
ICE LIBOR USD 1 Month + 3.0000%, 4.3607%, 7/5/33 (144A)	1,388,000		1,400,028
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	1,436,000		1,394,275
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 3.9770%, 7/15/30 (144A)	1,156,000		1,156,476
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	233,825		242,779
Conn Funding II LP, 4.5200%, 11/15/20 (144A)	957,000		956,954
CPS Auto Receivables Trust 2013-C, 7.3200%, 12/15/20 (144A)	1,090,000		1,111,138
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	171,000		172,115
DB Master Finance LLC, 4.0300%, 11/20/47 (144A)	202,000		206,363
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	889,455		892,550
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	1,209,107		1,201,776
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	685,278		643,808
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.8770%, 8/15/32 (144A)	1,415,000		1,419,441
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	410,544		380,272
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	310,000		309,191
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	242,000		240,464
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.6000%, 3.1521%, 11/25/50 (144A)§	648,000		648,000
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		437,520
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	286,489		294,678
S-Jets 2017-1 Ltd, 7.0210%, 8/15/42 (144A)	958,333		972,777
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 4.7270%, 11/15/27 (144A)	3,330,900		3,151,825
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.6270%, 11/15/27 (144A)	439,000		404,670
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18 (144A)§	613,000		613,102
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	601,388		609,548
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,385,842		1,413,614
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	1,358,725		1,362,366
Westlake Automobile Receivables Trust 2015-3, 5.8900%, 7/15/22 (144A)	1,332,000		1,357,706
WILLIS ENGINE STRUCTURED TRUST III, 6.3600%, 8/15/42 (144A)Ç	879,605		864,701
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $26,421,246)			26,312,302
Bank Loans and Mezzanine Loans – 0.9%
Communications – 0.3%
Charter Communications Operating LLC,
ICE LIBOR USD + 2.0000%, 0%, 4/30/25(a)	657,000		657,237
Non-Agency Commercial Mortgage-Backed Securities – 0.6%
Mural Loft Loan, 8.9500%, 8/1/22 (144A)‡,§	1,530,000		1,530,000
Total Bank Loans and Mezzanine Loans (cost $2,186,183)			2,187,237
Corporate Bonds – 27.5%
Banking – 7.1%
Ally Financial Inc, 3.6000%, 5/21/18	631,000		632,893
Australia & New Zealand Banking Group Ltd, 3.2500%, 6/3/20	1,581,000	AUD	1,251,873
Banco Bilbao Vizcaya Argentaria SA, 3.0000%, 10/20/20	2,400,000		2,418,844
Bank of America Corp, 4.4500%, 3/3/26	658,000		702,175
Capital One NA/Mclean VA, 2.4000%, 9/5/19	1,825,000		1,822,352
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.9106%, 9/1/23	530,000		545,541
Citizens Financial Group Inc, 4.3000%, 12/3/25	703,000		737,184
Commonwealth Bank of Australia, 3.2500%, 1/17/22	1,610,000	AUD	1,268,654
CYBG PLC, GBP SWAP 5 YR + 3.5160%, 5.0000%, 2/9/26	891,000	GBP	1,279,723
First Republic Bank/CA, 4.6250%, 2/13/47	250,000		267,125
Morgan Stanley, 5.0000%, 9/30/21†	3,365,000	AUD	2,803,496

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Banking – (continued)
Santander UK PLC, 5.0000%, 11/7/23 (144A)	$1,712,000		$1,829,373
TP ICAP PLC, 5.2500%, 1/26/24	800,000	GBP	1,148,758
US Bancorp, 2.3750%, 7/22/26	620,000		583,580
			17,291,571
Basic Industry – 1.3%
CF Industries Inc, 7.1250%, 5/1/20	924,000		1,006,236
Freeport-McMoRan Inc, 5.4500%, 3/15/43	1,279,000		1,277,401
Sherwin-Williams Co, 2.7500%, 6/1/22	336,000		334,653
Sherwin-Williams Co, 3.4500%, 6/1/27	302,000		306,743
Sherwin-Williams Co, 4.5000%, 6/1/47	282,000		308,037
			3,233,070
Brokerage – 1.2%
E*TRADE Financial Corp, 2.9500%, 8/24/22	329,000		326,180
E*TRADE Financial Corp, 3.8000%, 8/24/27	135,000		134,521
Raymond James Financial Inc, 5.6250%, 4/1/24	1,031,000		1,168,637
Raymond James Financial Inc, 4.9500%, 7/15/46	521,000		588,494
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	588,000		608,586
			2,826,418
Capital Goods – 1.7%
Arconic Inc, 5.9500%, 2/1/37	568,000		617,700
Ball Corp, 4.3750%, 12/15/23	864,000	EUR	1,195,072
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		636,279
Leonardo SpA, 1.5000%, 6/7/24	550,000	EUR	660,478
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	425,000		493,000
Silgan Holdings Inc, 3.2500%, 3/15/25	473,000	EUR	588,455
			4,190,984
Communications – 3.8%
AT&T Inc, 3.4000%, 8/14/24	950,000		954,668
AT&T Inc, 3.5500%, 12/17/32	855,000	EUR	1,150,357
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	585,000		568,912
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	1,104,000		1,173,491
Crown Castle International Corp, 3.2000%, 9/1/24	362,000		358,165
Crown Castle International Corp, 3.6500%, 9/1/27	656,000		654,199
Deutsche Telekom International Finance BV, 2.2250%, 1/17/20 (144A)	1,218,000		1,212,143
Telecom Italia Capital SA, 7.7210%, 6/4/38	1,882,000		2,427,780
Telecom Italia Finance SA, 7.7500%, 1/24/33	427,000	EUR	786,657
			9,286,372
Consumer Cyclical – 2.3%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	804,000		823,095
CPI Property Group SA, 2.1250%, 10/4/24	1,000,000	EUR	1,202,137
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	202,000	GBP	277,610
DR Horton Inc, 3.7500%, 3/1/19†	493,000		499,596
Ford Motor Credit Co LLC, 3.5880%, 6/2/20	2,882,000	AUD	2,276,168
General Motors Financial Co Inc, 3.1000%, 1/15/19	603,000		606,223
			5,684,829
Consumer Non-Cyclical – 2.6%
LVMH Moet Hennessy Louis Vuitton SE, 1.0000%, 6/14/22	750,000	GBP	1,007,655
McCormick & Co Inc/MD, 3.1500%, 8/15/24	257,000		258,305
McCormick & Co Inc/MD, 3.4000%, 8/15/27	258,000		261,302
Molson Coors Brewing Co, 1.9000%, 3/15/19	2,450,000		2,438,889
Tesco PLC, 4.8750%, 3/24/42	1,639,000	GBP	2,350,664
			6,316,815
Electric – 0.5%
EDP Finance BV, 3.6250%, 7/15/24 (144A)	1,140,000		1,148,121
Energy – 0.7%
Galp Energia SGPS SA, 1.0000%, 2/15/23	1,100,000	EUR	1,310,630

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Energy – (continued)
TC PipeLines LP, 3.9000%, 5/25/27	$392,000		$393,848
			1,704,478
Finance Companies – 0.3%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	362,000		359,738
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	446,000		442,655
			802,393
Industrial – 1.3%
CPI Property Group SA, 2.1250%, 10/4/24	1,000,000	EUR	1,202,137
Globalworth Real Estate Investments Ltd, 2.8750%, 6/20/22	975,000	EUR	1,201,890
Kennedy Wilson Europe Real Estate Plc, 3.2500%, 11/12/25	600,000	EUR	747,548
			3,151,575
Mortgage Assets – 0.9%
Stadshypotek AB, 4.5000%, 9/21/22	16,000,000	SEK	2,288,484
Real Estate Investment Trusts (REITs) – 0.5%
ATF Netherlands BV, EUR SWAP ANNUAL 5 YR + 4.3750%, 3.7500%µ	1,000,000	EUR	1,277,083
Technology – 2.5%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	412,000		409,603
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	1,059,000		1,041,816
Cadence Design Systems Inc, 4.3750%, 10/15/24	712,000		755,219
Seagate HDD Cayman, 3.7500%, 11/15/18	931,000		944,499
Trimble Inc, 4.7500%, 12/1/24	1,367,000		1,474,994
Verisk Analytics Inc, 5.8000%, 5/1/21	620,000		674,572
Verisk Analytics Inc, 5.5000%, 6/15/45	579,000		674,030
VMware Inc, 3.9000%, 8/21/27	214,000		215,967
			6,190,700
Transportation – 0.5%
Air France-KLM, 3.7500%, 10/12/22	900,000	EUR	1,162,267
Utility – 0.3%
FCC Aqualia SA, 1.4130%, 6/8/22	650,000	EUR	797,000
Total Corporate Bonds (cost $65,077,238)			67,352,160
Foreign Government Bonds – 40.7%
Argentina POM Politica Monetaria, 26.2500%, 6/21/20 (144A)	161,628,000	ARS	9,202,824
Argentina Treasury Bill, 0%, 4/27/18◊	492,109		487,096
Australia Government Bond, 2.7500%, 10/21/19	1,712,000	AUD	1,353,496
Australia Government Bond, 5.7500%, 5/15/21	6,888,000	AUD	5,991,258
Australia Government Bond, 4.2500%, 4/21/26	2,070,000	AUD	1,814,648
Australia Government Bond, 2.7500%, 11/21/27	3,095,000	AUD	2,437,454
Australia Government Bond, 3.0000%, 3/21/47	3,346,000	AUD	2,435,486
Canadian Government Bond, 0.7500%, 3/1/21	3,263,000	CAD	2,514,675
Canadian Government Bond, 1.0000%, 6/1/27	1,704,000	CAD	1,235,156
Colombian TES, 7.5000%, 8/26/26	8,707,900,000	COP	3,105,728
French Republic Government Bond OAT, 2.7500%, 10/25/27	1,051,000	EUR	1,509,678
Indonesia Treasury Bond, 8.2500%, 7/15/21	44,443,000,000	IDR	3,522,022
Indonesia Treasury Bond, 7.0000%, 5/15/27	16,070,000,000	IDR	1,241,530
Italy Buoni Poliennali Del Tesoro, 0.6500%, 10/15/23	1,592,000	EUR	1,863,725
Italy Buoni Poliennali Del Tesoro, 2.0500%, 8/1/27	1,932,000	EUR	2,330,826
Italy Buoni Poliennali Del Tesoro, 2.7000%, 3/1/47 (144A)	529,000	EUR	578,166
Japan Government Five Year Bond, 0.1000%, 9/20/21	261,950,000	JPY	2,343,157
Japan Government Ten Year Bond, 0.1000%, 6/20/27	776,350,000	JPY	6,936,432
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	186,200,000	JPY	1,530,506
Japan Government Twenty Year Bond, 0.5000%, 9/20/36	245,300,000	JPY	2,175,062
Mexican Bonos, 8.0000%, 6/11/20	42,200,000	MXN	2,161,058
Mexican Bonos, 6.5000%, 6/9/22	25,098,000	MXN	1,218,794
Mexican Bonos, 8.0000%, 11/7/47	22,637,000	MXN	1,170,633
New Zealand Government Bond, 5.0000%, 3/15/19	7,933,000	NZD	5,831,603
New Zealand Government Bond, 3.0000%, 4/15/20	1,550,000	NZD	1,124,990
Norway Government Bond, 3.7500%, 5/25/21 (144A)	26,067,000	NOK	3,477,230
Norway Government Bond, 2.0000%, 5/24/23 (144A)	28,027,000	NOK	3,558,769

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares/Principal/ Contract Amounts			Value
Foreign Government Bonds – (continued)
Portugal Obrigacoes do Tesouro OT, 2.2000%, 10/17/22 (144A)	1,211,000	EUR	$1,571,505
Portugal Obrigacoes do Tesouro OT, 5.6500%, 2/15/24 (144A)	1,825,000	EUR	2,782,931
Portugal Obrigacoes do Tesouro OT, 4.1250%, 4/14/27 (144A)	2,892,000	EUR	4,112,369
Portugal Obrigacoes do Tesouro OT, 4.1000%, 2/15/45 (144A)	4,572,000	EUR	6,410,991
Republic of Poland Government Bond, 1.5000%, 4/25/20	9,528,000	PLN	2,712,976
Republic of Poland Government Bond, 2.5000%, 7/25/27	9,098,000	PLN	2,446,119
Spain Government Bond, 4.8000%, 1/31/24 (144A)	444,000	EUR	663,548
Spain Government Bond, 3.8000%, 4/30/24 (144A)	632,000	EUR	902,105
Spain Government Bond, 1.5000%, 4/30/27 (144A)	969,000	EUR	1,167,922
Spain Government Bond, 2.9000%, 10/31/46 (144A)	470,000	EUR	571,429
United Kingdom Gilt, 3.7500%, 9/7/21	503,000	GBP	757,284
United Kingdom Gilt, 1.5000%, 7/22/47	1,951,000	GBP	2,478,294
Total Foreign Government Bonds (cost $98,147,260)			99,729,475
Inflation-Indexed Bonds – 9.8%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/26	493,466,000	JPY	4,636,373
Japanese Government CPI Linked Bond, 0.1000%, 3/10/27	796,234,900	JPY	7,502,249
United States Treasury Inflation Indexed Bonds, 0.3750%, 7/15/27ÇÇ	$7,474,409		7,439,822
United States Treasury Inflation Indexed Bonds, 1.0000%, 2/15/46ÇÇ	3,548,001		3,796,485
United States Treasury Inflation Indexed Bonds, 0.8750%, 2/15/47ÇÇ	612,118		637,171
Total Inflation-Indexed Bonds (cost $23,746,870)			24,012,100
United States Treasury Notes/Bonds – 4.9%
1.5000%, 10/31/19	1,350,000		1,340,557
2.0000%, 11/30/22	3,689,000		3,654,904
2.3750%, 5/15/27	2,192,000		2,185,079
2.2500%, 11/15/27	889,000		876,180
2.5000%, 2/15/45	958,000		912,256
2.2500%, 8/15/46	1,302,000		1,173,132
2.7500%, 11/15/47	1,821,000		1,821,938
Total United States Treasury Notes/Bonds (cost $11,871,112)			11,964,046
Investment Companies – 4.8%
Money Markets – 4.8%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $11,781,965)	11,781,965		11,781,965
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
JPMorgan Chase & Co.:
EUR currency,
Notional amount $21,180,404, premiums paid $112,256, unrealized depreciation $(91,012), exercise price $1.10, expires 6/1/18*	21,180,404		21,244
Total Investments (total cost $239,344,130) – 99.3%			243,360,529
Cash, Receivables and Other Assets, net of Liabilities – 0.7%			1,602,428
Net Assets – 100%			$244,962,957

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$96,647,204	39.7%
Japan	25,123,779	10.3
Portugal	17,336,547	7.1
Australia	16,552,869	6.8
United Kingdom	10,869,254	4.5
Argentina	9,689,920	4.0
Italy	9,140,632	3.7
Norway	7,035,999	2.9
New Zealand	6,956,593	2.9
Spain	6,520,848	2.7
Poland	5,159,095	2.1
Indonesia	4,763,552	2.0
Canada	4,572,926	1.9
Mexico	4,550,485	1.9
France	3,679,600	1.5
Colombia	3,105,728	1.3
Germany	2,489,226	1.0
Czech Republic	2,404,274	1.0
Sweden	2,288,484	0.9
Ireland	2,004,169	0.8
Bermuda	1,267,455	0.5
Romania	1,201,890	0.5

Total	$243,360,529	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 4.8%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$1,114∆	$—	$—	$—
Money Markets – 4.8%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	51,992	—	—	11,781,965

Total Affiliated Investments – 4.8%	$53,106	$—	$—	$11,781,965

(1)For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 4.8%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	263,520	4,220,295	(4,483,815)	—
Money Markets – 4.8%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	14,558,241	119,527,724	(122,304,000)	11,781,965

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Argentine Peso	2/9/18	6,861,000	$(372,476)	$(11,962)
Australian Dollar	2/9/18	(9,318,000)	6,995,936	(272,820)
Canadian Dollar	2/9/18	2,814,000	(2,200,632)	39,852
Colombian Peso	2/9/18	(9,816,800,000)	3,237,731	(42,284)
Czech Koruna	2/9/18	1,916,000	(88,988)	1,326
Danish Krone	2/9/18	(206,000)	32,708	(591)
Euro	2/9/18	2,749,000	(3,247,284)	58,809
Japanese Yen	2/9/18	823,369,000	(7,280,202)	43,396
Mexican Peso	2/9/18	(47,724,000)	2,492,310	83,086
New Zealand Dollar	2/9/18	(5,242,000)	3,588,343	(123,470)
Norwegian Krone	2/9/18	(621,000)	74,796	(963)
Polish Zloty	2/9/18	(10,873,000)	3,046,554	(78,517)
Swedish Krona	2/9/18	11,325,000	(1,343,179)	41,547

				(262,591)
Barclays Capital, Inc.:
Australian Dollar	2/9/18	(8,829,000)	6,625,555	(261,743)
British Pound	2/9/18	3,629,000	(4,874,034)	31,353
Czech Koruna	2/9/18	50,311,000	(2,338,632)	32,869
Euro	2/9/18	(886,000)	1,043,225	(22,325)
Japanese Yen	2/9/18	255,660,000	(2,260,566)	13,446
Norwegian Krone	2/9/18	3,766,000	(450,408)	9,025
Polish Zloty	2/9/18	7,367,000	(2,069,940)	47,452
Swedish Krona	2/9/18	11,422,000	(1,386,753)	9,833

				(140,090)
BNP Paribas:
Chilean Peso	2/9/18	1,577,518,000	(2,446,713)	118,545
Czech Koruna	2/9/18	53,311,000	(2,479,351)	33,561
Korean Won	2/9/18	2,679,040,000	(2,451,089)	55,654

				207,760
Citibank NA:
Argentine Peso	2/9/18	(43,859,000)	2,336,908	32,324
Argentine Peso	2/9/18	(45,018,000)	2,322,910	(42,574)
Australian Dollar	2/9/18	(9,842,000)	7,385,338	(292,178)
Canadian Dollar	2/9/18	210,000	(163,387)	3,813
Euro	2/9/18	2,044,000	(2,422,027)	36,196
Indian Rupee	2/9/18	139,135,000	(2,144,745)	24,869
Japanese Yen	2/9/18	187,789,000	(1,661,023)	9,298
New Zealand Dollar	2/9/18	(1,309,000)	895,382	(31,509)
Polish Zloty	2/9/18	4,718,000	(1,325,989)	30,039
Swedish Krona	2/9/18	8,482,000	(1,008,897)	28,210
Swedish Krona	2/9/18	29,439,000	(3,604,496)	(4,943)

				(206,455)
Credit Suisse International:
Malaysian Ringgit	2/9/18	19,942,000	(4,898,454)	25,537

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
British Pound	2/9/18	(565,000)	$759,038	(4,683)
Euro	2/9/18	1,970,000	(2,328,402)	40,824
Indian Rupee	2/9/18	98,703,000	(1,521,785)	17,349
Indonesian Rupiah	2/9/18	(1,241,775,000)	91,180	(134)
Japanese Yen	2/9/18	569,594,000	(5,036,265)	30,088
Mexican Peso	2/9/18	(17,621,000)	921,533	31,982
New Zealand Dollar	2/9/18	(3,362,000)	2,298,499	(82,103)
Norwegian Krone	2/9/18	(2,055,000)	248,231	(2,469)
South African Rand	2/9/18	(1,404,000)	101,931	(11,211)

				19,643
JPMorgan Chase & Co.:
British Pound	2/9/18	(1,005,000)	1,350,418	(8,059)
Euro	2/9/18	1,300,000	(1,536,105)	27,344
Mexican Peso	2/9/18	(24,442,000)	1,277,356	43,464
Polish Zloty	2/9/18	(1,944,000)	545,387	(13,349)

				49,400
Total				$(306,796)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Ultra 10-Year US Treasury Note	2	3/20/18	$267,125	$(1,250)	$563
US Treasury Long Bond	3	3/20/18	459,000	(750)	844
Total - Futures Purchased				(2,000)	1,407
Futures Sold:
10-Year US Treasury Note	43	3/20/18	5,334,016	35,945	(8,734)
2-Year US Treasury Note	46	3/29/18	9,849,031	22,281	(2,875)
5-Year US Treasury Note	47	3/29/18	5,459,711	29,742	(4,406)
Total - Futures Sold				87,968	(16,015)
Total				$85,968	$(14,608)

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

JPMorgan Chase & Co.:

EUR Currency	21,180,404	1.05	USD	6/1/18	$21,180,404	$40,878	$35,223	$(5,655)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$1,001,091	$ -	$1,001,091
Purchased options contracts, at value	21,244		21,244
Variation margin receivable		1,407	1,407

Total Asset Derivatives	$1,022,335	$ 1,407	$1,023,742

Liability Derivatives:
Forward foreign currency exchange contracts	$1,307,887	$ -	$1,307,887
Options written, at value	5,655		5,655
Variation margin payable		16,015	16,015

Total Liability Derivatives	$1,313,542	$ 16,015	$1,329,557

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 193,832	$193,832
Forward foreign currency exchange contracts	755,249	-	755,249
Purchased options contracts	(193,278)	-	(193,278)

Total	$561,971	$ 193,832	$755,803

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 93,004	$ 93,004
Forward foreign currency exchange contracts	(131,349)	-	(131,349)
Purchased options contracts	98,495	-	98,495
Written options contracts	35,223	-	35,223

Total	$ 2,369	$ 93,004	$ 95,373

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Forward foreign currency exchange contracts, purchased	$48,179,037
Forward foreign currency exchange contracts, sold	50,546,808
Futures contracts, purchased	3,288,629
Futures contracts, sold	13,014,577
Purchased options contracts, put	34,116
Written options contracts, put	10,902

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Bloomberg Barclays Global Aggregate Corporate Bond Index	Bloomberg Barclays Global Aggregate Corporate Bond Index measures global investment grade, fixed-rate corporate bonds.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $68,961,673, which represents 28.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $1,332,730.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

18	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$649,516	$643,808	0.3%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.6000%, 3.1521%, 11/25/50	11/29/17	648,000	648,000	0.3
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18	8/11/17	613,000	613,102	0.2
Mural Loft Loan, 8.9500%, 8/1/22	7/13/17	1,530,000	1,530,000	0.6
Total		$3,440,516	$3,434,910	1.4%

The Fund has registration rights for certain restricted securities held as of December 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$26,312,302	$-
Bank Loans and Mezzanine Loans	-	2,187,237	-
Corporate Bonds	-	67,352,160	-
Foreign Government Bonds	-	99,729,475	-
Inflation-Indexed Bonds	-	24,012,100	-
United States Treasury Notes/Bonds	-	11,964,046	-
Investment Companies	-	11,781,965	-
OTC Purchased Options – Puts	-	21,244	-
Total Investments in Securities	$-	$243,360,529	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,001,091	-
Variation Margin Receivable	1,407	-	-
Total Assets	$1,407	$244,361,620	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,307,887	$-
Options Written, at Value	-	5,655	-
Variation Margin Payable	16,015	-	-
Total Liabilities	$16,015	$1,313,542	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$231,557,320
Affiliated investments, at value(2)	11,781,965
Purchased options, at value(3)	21,244
Deposits with brokers for futures	90,000
Forward foreign currency exchange contracts	1,001,091
Cash denominated in foreign currency(4)	590,366
Closed foreign currency contracts	98,112
Variation margin receivable	1,407
Non-interested Trustees' deferred compensation	4,668
Receivables:
Interest	2,230,581
Fund shares sold	143,215
Dividends from affiliates	8,698
Other assets	5,524
Total Assets	247,534,191
Liabilities:
Due to custodian	39,903
Forward foreign currency exchange contracts	1,307,887
Options written, at value(5)	5,655
Closed foreign currency contracts	35,108
Variation margin payable	16,015
Payables:	—
Investments purchased	836,621
Fund shares repurchased	159,667
Advisory fees	82,213
Professional fees	26,999
Transfer agent fees and expenses	13,241
Custodian fees	11,003
Non-interested Trustees' deferred compensation fees	4,668
Dividends	4,216
12b-1 Distribution and shareholder servicing fees	3,169
Non-interested Trustees' fees and expenses	1,685
Fund administration fees	1,670
Accrued expenses and other payables	21,514
Total Liabilities	2,571,234
Net Assets	$244,962,957

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$256,811,969
Undistributed net investment income/(loss)	(12,060,259)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(3,617,142)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,828,389
Total Net Assets	$244,962,957
Net Assets - Class A Shares	$2,600,288
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	269,026
Net Asset Value Per Share(6)	$9.67
Maximum Offering Price Per Share(7)	$10.15
Net Assets - Class C Shares	$2,825,838
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	292,280
Net Asset Value Per Share(6)	$9.67
Net Assets - Class D Shares	$10,445,402
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,081,873
Net Asset Value Per Share	$9.65
Net Assets - Class I Shares	$29,976,856
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,105,415
Net Asset Value Per Share	$9.65
Net Assets - Class N Shares	$193,214,962
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,029,019
Net Asset Value Per Share	$9.65
Net Assets - Class S Shares	$399,533
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,328
Net Asset Value Per Share	$9.67
Net Assets - Class T Shares	$5,500,078
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	569,343
Net Asset Value Per Share	$9.66

(1) Includes cost of $227,449,909.

(2) Includes cost of $11,781,965.

(3) Premiums paid of $112,256.

(4) Includes cost of $590,366.

(5) Premiums received $40,878.

(6) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(7) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Interest	$4,045,299
Dividends from affiliates	51,992
Affiliated securities lending income, net	1,114
Other income	104,356
Foreign tax withheld	(13,423)
Total Investment Income	4,189,338
Expenses:
Advisory fees	708,870
12b-1Distribution and shareholder servicing fees:
Class A Shares	3,573
Class C Shares	15,010
Class S Shares	551
Transfer agent administrative fees and expenses:
Class D Shares	6,307
Class S Shares	551
Class T Shares	7,116
Transfer agent networking and omnibus fees:
Class A Shares	1,160
Class C Shares	1,338
Class I Shares	14,520
Other transfer agent fees and expenses:
Class A Shares	156
Class C Shares	156
Class D Shares	1,755
Class I Shares	671
Class N Shares	2,584
Class S Shares	11
Class T Shares	106
Registration fees	76,220
Professional fees	35,155
Custodian fees	30,438
Fund administration fees	9,528
Shareholder reports expense	4,162
Non-interested Trustees’ fees and expenses	3,757
Other expenses	31,556
Total Expenses	955,251
Less: Excess Expense Reimbursement and Waivers	(191,798)
Net Expenses	763,453
Net Investment Income/(Loss)	3,425,885

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$553,019
Purchased options contracts	(193,278)
Forward foreign currency exchange contracts	755,249
Futures contracts	193,832
Total Net Realized Gain/(Loss) on Investments	1,308,822
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,777,398
Purchased options contracts	98,495
Forward foreign currency exchange contracts	(131,349)
Futures contracts	93,004
Written options contracts	35,223
Total Change in Unrealized Net Appreciation/Depreciation	1,872,771
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,607,478

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$3,425,885	$5,102,198
Net realized gain/(loss) on investments	1,308,822	(12,644,161)
Change in unrealized net appreciation/depreciation	1,872,771	3,103,556
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,607,478	(4,438,407)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(6,698)	—
Class C Shares	(5,447)	—
Class D Shares	(26,793)	—
Class I Shares	(79,485)	—
Class N Shares	(491,528)	—
Class S Shares	(999)	—
Class T Shares	(14,082)	—
Total Dividends from Net Investment Income	(625,032)	—
Return of Capital on Dividends from Net Investment Income
Class A Shares	(30,200)	(147,487)
Class C Shares	(23,968)	(43,331)
Class D Shares	(121,174)	(208,980)
Class I Shares	(359,460)	(665,760)
Class N Shares	(2,231,324)	(3,951,143)
Class S Shares	(4,482)	(6,578)
Class T Shares	(63,529)	(131,575)
Total Return of Capital on Dividends from Net Investment Income	(2,834,137)	(5,154,854)
Net Decrease from Dividends and Distributions to Shareholders	(3,459,169)	(5,154,854)
Capital Share Transactions:
Class A Shares	(565,778)	(10,830,195)
Class C Shares	(550,780)	(1,730,953)
Class D Shares	268,278	(861,396)
Class I Shares	(1,559,631)	(5,995,791)
Class N Shares	12,721,400	(23,844,603)
Class S Shares	(54,216)	182,051
Class T Shares	(381,480)	(2,916,121)
Net Increase/(Decrease) from Capital Share Transactions	9,877,793	(45,997,008)
Net Increase/(Decrease) in Net Assets	13,026,102	(55,590,269)
Net Assets:
Beginning of period	231,936,855	287,527,124
End of period	$244,962,957	$231,936,855

Undistributed Net Investment Income/(Loss)	$(12,060,259)	$(12,026,975)

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$9.54	$9.84	$9.59		$10.61	$9.85	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.15(1)	0.17(1)		0.16(1)	0.26(1)	0.27
Net realized and unrealized gain/(loss)	0.13	(0.28)	0.25		(0.68)	0.80	(0.35)
Total from Investment Operations	0.26	(0.13)	0.42		(0.52)	1.06	(0.08)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.01)		(0.50)	(0.30)	(0.12)
Distributions (from capital gains)	—	—	—		—	—	(0.25)
Return of capital	(0.11)	(0.17)	(0.16)		—(2)	—	(0.18)
Total Dividends and Distributions	(0.13)	(0.17)	(0.17)		(0.50)	(0.30)	(0.55)
Net Asset Value, End of Period	$9.67	$9.54	$9.84		$9.59	$10.61	$9.85
Total Return*	2.70%	(1.32)%	4.47%		(5.03)%	10.96%	(1.04)%
Net Assets, End of Period (in thousands)	$2,600	$3,124	$14,574		$27,198	$6,247	$4,649
Average Net Assets for the Period (in thousands)	$2,820	$9,227	$18,018		$24,080	$3,737	$5,017
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.05%	1.07%		1.04%	1.02%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.98%	1.02%		1.00%	1.02%	1.01%
Ratio of Net Investment Income/(Loss)	2.57%	1.58%	1.78%		1.57%	2.53%	2.32%
Portfolio Turnover Rate	89%	210%	125%		191%	171%	182%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.54	$9.85	$9.60	$10.62	$9.86	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.09(1)	0.10(1)	0.08(1)	0.16(1)	0.19
Net realized and unrealized gain/(loss)	0.13	(0.30)	0.25	(0.68)	0.82	(0.35)
Total from Investment Operations	0.22	(0.21)	0.35	(0.60)	0.98	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	—(2)	(0.42)	(0.22)	(0.08)
Distributions (from capital gains)	—	—	—	—	—	(0.25)
Return of capital	(0.07)	(0.10)	(0.10)	—(2)	—	(0.14)
Total Dividends and Distributions	(0.09)	(0.10)	(0.10)	(0.42)	(0.22)	(0.47)
Net Asset Value, End of Period	$9.67	$9.54	$9.85	$9.60	$10.62	$9.86
Total Return*	2.33%	(2.16)%	3.71%	(5.75)%	10.09%	(1.78)%
Net Assets, End of Period (in thousands)	$2,826	$3,334	$5,288	$7,339	$1,325	$1,654
Average Net Assets for the Period (in thousands)	$3,105	$4,557	$6,037	$5,754	$963	$2,016
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.80%	1.79%	1.81%	1.80%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.72%	1.74%	1.77%	1.79%	1.76%
Ratio of Net Investment Income/(Loss)	1.85%	0.93%	1.06%	0.81%	1.54%	1.58%
Portfolio Turnover Rate	89%	210%	125%	191%	171%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.53	$9.84	$9.59	$10.61	$9.85	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.18(1)	0.19(1)	0.18(1)	0.27(1)	0.28
Net realized and unrealized gain/(loss)	0.13	(0.30)	0.25	(0.68)	0.80	(0.34)
Total from Investment Operations	0.26	(0.12)	0.44	(0.50)	1.07	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.01)	(0.52)	(0.31)	(0.12)
Distributions (from capital gains)	—	—	—	—	—	(0.25)
Return of capital	(0.12)	(0.19)	(0.18)	—(2)	—	(0.19)
Total Dividends and Distributions	(0.14)	(0.19)	(0.19)	(0.52)	(0.31)	(0.56)
Net Asset Value, End of Period	$9.65	$9.53	$9.84	$9.59	$10.61	$9.85
Total Return*	2.69%	(1.24)%	4.67%	(4.88)%	11.07%	(0.84)%
Net Assets, End of Period (in thousands)	$10,445	$10,045	$11,390	$10,132	$13,098	$9,875
Average Net Assets for the Period (in thousands)	$10,475	$10,889	$9,684	$12,333	$8,833	$11,610
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.90%	0.93%	0.89%	0.92%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.78%	0.83%	0.84%	0.92%	0.90%
Ratio of Net Investment Income/(Loss)	2.77%	1.90%	1.98%	1.77%	2.63%	2.43%
Portfolio Turnover Rate	89%	210%	125%	191%	171%	182%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.53	$9.84	$9.58	$10.60	$9.84	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.19(1)	0.20(1)	0.17(1)	0.21(1)	0.31
Net realized and unrealized gain/(loss)	0.12	(0.31)	0.26	(0.66)	0.88	(0.37)
Total from Investment Operations	0.26	(0.12)	0.46	(0.49)	1.09	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.01)	(0.53)	(0.33)	(0.12)
Distributions (from capital gains)	—	—	—	—	—	(0.25)
Return of capital	(0.12)	(0.19)	(0.19)	—(2)	—	(0.20)
Total Dividends and Distributions	(0.14)	(0.19)	(0.20)	(0.53)	(0.33)	(0.57)
Net Asset Value, End of Period	$9.65	$9.53	$9.84	$9.58	$10.60	$9.84
Total Return*	2.72%	(1.19)%	4.85%	(4.81)%	11.24%	(0.79)%
Net Assets, End of Period (in thousands)	$29,977	$31,136	$38,506	$33,551	$2,990	$234,166
Average Net Assets for the Period (in thousands)	$30,611	$33,938	$31,348	$32,970	$77,450	$74,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.81%	0.80%	0.80%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.73%	0.75%	0.76%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	2.82%	1.94%	2.05%	1.73%	2.13%	2.27%
Portfolio Turnover Rate	89%	210%	125%	191%	171%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.52	$9.83	$9.58	$10.60	$10.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.20	0.21	0.20	0.22
Net realized and unrealized gain/(loss)	0.13	(0.31)	0.25	(0.68)	0.50
Total from Investment Operations	0.27	(0.11)	0.46	(0.48)	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.01)	(0.54)	(0.24)
Distributions (from capital gains)	—	—	—	—	—
Return of capital	(0.12)	(0.20)	(0.20)	—(3)	—
Total Dividends and Distributions	(0.14)	(0.20)	(0.21)	(0.54)	(0.24)
Net Asset Value, End of Period	$9.65	$9.52	$9.83	$9.58	$10.60
Total Return*	2.88%	(1.09)%	4.84%	(4.73)%	7.22%
Net Assets, End of Period (in thousands)	$193,215	$178,045	$208,508	$222,452	$249,350
Average Net Assets for the Period (in thousands)	$182,432	$188,871	$210,982	$245,055	$237,653
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.70%	0.71%	0.70%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.62%	0.66%	0.67%	0.71%
Ratio of Net Investment Income/(Loss)	2.93%	2.07%	2.14%	1.95%	3.19%
Portfolio Turnover Rate	89%	210%	125%	191%	171%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.54	$9.85	$9.60	$10.62	$9.87	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.17(2)	0.19(2)	0.16(2)	0.23(2)	0.26
Net realized and unrealized gain/(loss)	0.13	(0.32)	0.26	(0.69)	0.83	(0.35)
Total from Investment Operations	0.25	(0.15)	0.45	(0.53)	1.06	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.01)	(0.49)	(0.31)	(0.11)
Distributions (from capital gains)	—	—	—	—	—	(0.25)
Return of capital	(0.10)	(0.16)	(0.19)	—(3)	—	(0.17)
Total Dividends and Distributions	(0.12)	(0.16)	(0.20)	(0.49)	(0.31)	(0.53)
Net Asset Value, End of Period	$9.67	$9.54	$9.85	$9.60	$10.62	$9.87
Total Return*	2.64%	(1.52)%	4.72%	(5.18)%	10.90%	(1.06)%
Net Assets, End of Period (in thousands)	$400	$448	$267	$162	$418	$905
Average Net Assets for the Period (in thousands)	$440	$369	$173	$192	$571	$943
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.21%	1.22%	1.19%	1.25%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.07%	0.79%	1.17%	1.06%	1.13%
Ratio of Net Investment Income/(Loss)	2.44%	1.76%	2.01%	1.60%	2.29%	2.20%
Portfolio Turnover Rate	89%	210%	125%	191%	171%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2013 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.53	$9.84	$9.59	$10.61	$9.86	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.17(1)	0.18(1)	0.17(1)	0.26(1)	0.27
Net realized and unrealized gain/(loss)	0.13	(0.30)	0.25	(0.68)	0.80	(0.34)
Total from Investment Operations	0.26	(0.13)	0.43	(0.51)	1.06	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.01)	(0.51)	(0.31)	(0.12)
Distributions (from capital gains)	—	—	—	—	—	(0.25)
Return of capital	(0.11)	(0.18)	(0.17)	—(2)	—	(0.18)
Total Dividends and Distributions	(0.13)	(0.18)	(0.18)	(0.51)	(0.31)	(0.55)
Net Asset Value, End of Period	$9.66	$9.53	$9.84	$9.59	$10.61	$9.86
Total Return*	2.76%	(1.32)%	4.59%	(4.96)%	10.91%	(0.91)%
Net Assets, End of Period (in thousands)	$5,500	$5,804	$8,994	$17,880	$11,830	$6,935
Average Net Assets for the Period (in thousands)	$5,682	$7,240	$10,362	$17,663	$7,406	$4,055
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.95%	0.96%	0.96%	0.99%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.86%	0.90%	0.92%	0.97%	0.98%
Ratio of Net Investment Income/(Loss)	2.68%	1.80%	1.89%	1.66%	2.60%	2.29%
Portfolio Turnover Rate	89%	210%	125%	191%	171%	182%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

28	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Janus Investment Fund	29

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments

30	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	31

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

32	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Janus Investment Fund	33

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

34	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Investment Fund	35

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

36	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and

Janus Investment Fund	37

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

38	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$268,016	$(268,016)	$—	$—
Barclays Capital, Inc.	143,978	(143,978)	—	—
BNP Paribas	207,760	—	—	207,760
Citibank NA	164,749	(164,749)	—	—
Credit Suisse International	25,537	—	—	25,537
HSBC Securities (USA), Inc.	120,243	(100,600)	—	19,643
JPMorgan Chase & Co.	92,052	(27,063)	—	64,989

Total	$1,022,335	$(704,406)	$—	$317,929
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$530,607	$(268,016)	$—	$262,591
Barclays Capital, Inc.	284,068	(143,978)	—	140,090
Citibank NA	371,204	(164,749)	—	206,455
HSBC Securities (USA), Inc.	100,600	(100,600)	—	—
JPMorgan Chase & Co.	27,063	(27,063)	—	—

Total	$1,313,542	$(704,406)	$—	$609,136
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Investment Fund	39

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2017.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which

40	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of JCIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur

Janus Investment Fund	41

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief

42	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $238.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $959.

Janus Investment Fund	43

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	99	78
Class S Shares	40	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 239,677,724	$ 6,762,360	$ (3,079,555)	$ 3,682,805

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (40,878)	$ 1,124,282	$ (1,309,887)	$ (185,605)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

44	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	29,536	$ 283,839	158,079	$ 1,511,407
Reinvested dividends and distributions	3,809	36,810	15,250	145,907
Shares repurchased	(91,753)	(886,427)	(1,326,285)	(12,487,509)
Net Increase/(Decrease)	(58,408)	$ (565,778)	(1,152,956)	$(10,830,195)
Class C Shares:
Shares sold	21,251	$ 205,216	105,782	$ 1,033,636
Reinvested dividends and distributions	2,609	25,214	3,830	36,448
Shares repurchased	(81,008)	(781,210)	(296,896)	(2,801,037)
Net Increase/(Decrease)	(57,148)	$ (550,780)	(187,284)	$ (1,730,953)
Class D Shares:
Shares sold	217,067	$ 2,090,869	522,341	$ 5,055,638
Reinvested dividends and distributions	14,939	144,166	21,176	201,616
Shares repurchased	(204,131)	(1,966,757)	(647,158)	(6,118,650)
Net Increase/(Decrease)	27,875	$ 268,278	(103,641)	$ (861,396)
Class I Shares:
Shares sold	303,856	$ 2,926,998	2,449,606	$ 23,343,100
Reinvested dividends and distributions	44,376	428,137	60,717	577,561
Shares repurchased	(510,746)	(4,914,766)	(3,157,262)	(29,916,452)
Net Increase/(Decrease)	(162,514)	$ (1,559,631)	(646,939)	$ (5,995,791)
Class N Shares:
Shares sold	1,865,641	$17,866,006	1,124,388	$ 10,502,260
Reinvested dividends and distributions	282,367	2,722,852	415,440	3,951,143
Shares repurchased	(818,462)	(7,867,458)	(4,050,871)	(38,298,006)
Net Increase/(Decrease)	1,329,546	$12,721,400	(2,511,043)	$(23,844,603)
Class S Shares:
Shares sold	1,491	$ 14,359	31,025	$ 287,591
Reinvested dividends and distributions	567	5,481	694	6,578
Shares repurchased	(7,715)	(74,056)	(11,858)	(112,118)
Net Increase/(Decrease)	(5,657)	$ (54,216)	19,861	$ 182,051
Class T Shares:
Shares sold	107,448	$ 1,034,852	311,269	$ 2,994,029
Reinvested dividends and distributions	7,329	70,776	12,863	122,850
Shares repurchased	(154,243)	(1,487,108)	(629,039)	(6,033,000)
Net Increase/(Decrease)	(39,466)	$ (381,480)	(304,907)	$ (2,916,121)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$143,698,429	$ 137,209,366	$ 59,618,730	$ 61,817,874

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment

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Notes to Financial Statements (unaudited)

company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

56	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

58	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	59

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

60	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

62	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Bond Fund

Notes

NotesPage1

64	DECEMBER 31, 2017

Janus Henderson Global Bond Fund

Notes

NotesPage2

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93023 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Income Managed Volatility Fund

Janus Henderson Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2017, Janus Henderson Global Income Managed Volatility Fund’s Class I Shares returned 3.98%. This compares to the 10.61% return posted by the MSCI World Index, the Fund’s primary benchmark, and a 8.09% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Global developed equity markets as measured by the MSCI World Index posted a strong return of 10.61% for the six-month period ended December 31, 2017, while exhibiting historically low levels of market volatility during the period. The MSCI World High Dividend Yield Index recorded a positive return of 8.09% over the period. Janus Henderson Global Income Managed Volatility Fund underperformed the MSCI World Index and the MSCI World High Dividend Yield Index over the period and generated a return of 3.98%.

From a sector perspective, the Fund was negatively impacted by its more defensive positioning during the period. An average overweight to the defensive utilities sector, which was among the weakest-performing sectors during the period, as well as average underweights to the pro-cyclical information technology and materials sectors, detracted from the Fund’s relative performance. Adverse security selection also detracted during the period, especially within the utilities and consumer discretionary sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing

Janus Investment Fund	1

Janus Henderson Global Income Managed Volatility Fund (unaudited)

changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Global Income Managed Volatility Fund.

2	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Kimberly-Clark Corp
Household Products	4.5%
Daito Trust Construction Co Ltd
Real Estate Management & Development	4.2%
McDonald's Corp
Hotels, Restaurants & Leisure	4.2%
Consolidated Edison Inc
Multi-Utilities	4.2%
Lockheed Martin Corp
Aerospace & Defense	4.2%
21.3%

Asset Allocation - (% of Net Assets)
Common Stocks	97.4%
Investment Companies	2.5%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.81%	15.91%	9.40%	10.32%	1.05%	0.85%
Class A Shares at MOP	-2.18%	9.25%	8.11%	9.24%
Class C Shares at NAV	3.51%	15.10%	8.58%	9.50%	1.78%	1.59%
Class C Shares at CDSC	2.51%	14.10%	8.58%	9.50%
Class D Shares(1)	3.96%	16.17%	9.59%	10.46%	0.87%	0.65%
Class I Shares	3.98%	16.24%	9.70%	10.62%	0.76%	0.58%
Class N Shares	3.98%	15.98%	8.96%	9.79%	0.68%	0.50%
Class S Shares	3.82%	15.85%	9.44%	10.30%	1.18%	1.00%
Class T Shares	3.90%	16.03%	9.51%	10.41%	0.93%	0.75%
MSCI World Index	10.61%	22.40%	11.64%	12.88%
MSCI World High Dividend Yield Index	8.09%	18.14%	9.32%	10.41%
Morningstar Quartile - Class I Shares	-	4th	3rd	3rd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	820/902	474/701	469/637

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

4	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

The expense ratios for Class N Shares are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information and Other Information for index definitions..

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)*	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,038.10	$4.62	$1,000.00	$1,020.67	$4.58	0.90%
Class C Shares	$1,000.00	$1,035.10	$7.90	$1,000.00	$1,017.44	$7.83	1.54%
Class D Shares	$1,000.00	$1,039.60	$3.34	$1,000.00	$1,021.93	$3.31	0.65%
Class I Shares	$1,000.00	$1,039.80	$2.98	$1,000.00	$1,022.28	$2.96	0.58%
Class N Shares	$1,000.00	$1,017.00	$2.11	$1,000.00	$1,022.63	$2.60	0.51%
Class S Shares	$1,000.00	$1,038.20	$4.73	$1,000.00	$1,020.57	$4.69	0.92%
Class T Shares	$1,000.00	$1,039.00	$3.85	$1,000.00	$1,021.42	$3.82	0.75%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (August 4, 2017 to December 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 150/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – 97.4%
Aerospace & Defense – 4.2%
Lockheed Martin Corp	38,700	$12,424,635
Air Freight & Logistics – 0.3%
Deutsche Post AG	18,977	901,390
Airlines – 1.5%
easyJet PLC	951	18,795
Japan Airlines Co Ltd	113,800	4,453,579
		4,472,374
Auto Components – 1.4%
Bridgestone Corp	44,700	2,079,095
Sumitomo Rubber Industries Ltd	111,200	2,066,321
		4,145,416
Automobiles – 0.7%
General Motors Co	32,700	1,340,373
Nissan Motor Co Ltd	64,700	645,331
		1,985,704
Banks – 3.5%
Bank of Nova Scotia	1,500	96,817
BOC Hong Kong Holdings Ltd	102,500	518,453
Canadian Imperial Bank of Commerce	5,000	487,508
DBS Group Holdings Ltd	15,600	288,922
Hang Seng Bank Ltd	285,600	7,081,454
United Overseas Bank Ltd	94,100	1,856,828
		10,329,982
Beverages – 0.3%
Coca-Cola Co	16,800	770,784
Biotechnology – 1.5%
AbbVie Inc	24,600	2,379,066
Gilead Sciences Inc	30,000	2,149,200
		4,528,266
Capital Markets – 1.4%
CI Financial Corp	3,200	75,799
CME Group Inc	15,900	2,322,195
T Rowe Price Group Inc	17,900	1,878,247
		4,276,241
Chemicals – 1.1%
Agrium Inc	11,000	1,265,420
BASF SE	2,187	239,983
Givaudan SA	75	173,040
LyondellBasell Industries NV	14,500	1,599,640
		3,278,083
Construction & Engineering – 0.4%
Bouygues SA	23,876	1,240,173
Construction Materials – 0%
Fletcher Building Ltd	17,217	92,654
Diversified Consumer Services – 1.3%
H&R Block Inc	146,900	3,851,718
Diversified Telecommunication Services – 4.3%
AT&T Inc	122,100	4,747,248
BCE Inc	33,877	1,627,541
Elisa OYJ	7,540	295,555
HKT Trust & HKT Ltd	3,837,000	4,893,227
Singapore Telecommunications Ltd	33,000	88,105
Spark New Zealand Ltd	409,261	1,052,296
Swisscom AG	496	263,719
		12,967,691
Electric Utilities – 18.9%
Alliant Energy Corp	9,600	409,056
American Electric Power Co Inc	4,800	353,136

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
CK Infrastructure Holdings Ltd	621,500	$5,335,508
CLP Holdings Ltd	1,190,000	12,178,047
Duke Energy Corp	43,666	3,672,747
Eversource Energy	22,200	1,402,596
NextEra Energy Inc	18,000	2,811,420
PG&E Corp	231,000	10,355,730
Pinnacle West Capital Corp	24,000	2,044,320
Power Assets Holdings Ltd	1,378,500	11,633,897
PPL Corp	71,100	2,200,545
Xcel Energy Inc	82,600	3,973,886
		56,370,888
Food & Staples Retailing – 1.5%
Lawson Inc	55,400	3,680,058
Wesfarmers Ltd	23,001	796,406
		4,476,464
Food Products – 1.2%
General Mills Inc	61,000	3,616,690
Health Care Providers & Services – 2.0%
Sonic Healthcare Ltd	338,916	6,033,454
Hotels, Restaurants & Leisure – 6.2%
Darden Restaurants Inc	45,200	4,340,104
Flight Centre Travel Group Ltd	14,145	487,722
McDonald's Corp	73,400	12,633,608
Sands China Ltd	213,600	1,099,408
		18,560,842
Household Durables – 1.5%
Barratt Developments PLC	50,166	438,319
Berkeley Group Holdings PLC	36,925	2,090,518
Garmin Ltd	5,600	333,592
Iida Group Holdings Co Ltd	30,500	574,765
Persimmon PLC	20,912	772,104
Sekisui House Ltd	11,600	209,352
		4,418,650
Household Products – 5.9%
Kimberly-Clark Corp	111,300	13,429,458
Procter & Gamble Co	44,300	4,070,284
		17,499,742
Industrial Conglomerates – 0.6%
NWS Holdings Ltd	939,000	1,691,866
Information Technology Services – 0%
Paychex Inc	300	20,424
Western Union Co	2,200	41,822
		62,246
Insurance – 2.9%
Allianz SE	805	184,333
Arthur J Gallagher & Co	28,700	1,816,136
Cincinnati Financial Corp	36,600	2,743,902
Great-West Lifeco Inc	35,900	1,002,618
Medibank Pvt Ltd	2,557	6,556
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	897	194,437
Power Corp of Canada	23,100	594,961
Power Financial Corp	20,600	566,139
Sony Financial Holdings Inc	25,500	451,930
Sun Life Financial Inc	20,800	858,612
Tryg A/S	4,523	112,777
Zurich Insurance Group AG	17	5,171
		8,537,572
Machinery – 0.1%
Cummins Inc	800	141,312

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Machinery – (continued)
SKF AB	3,369	$74,734
		216,046
Marine – 0.9%
Kuehne + Nagel International AG	14,997	2,651,006
Media – 2.7%
Eutelsat Communications SA	79,970	1,846,192
Shaw Communications Inc	273,000	6,231,994
Singapore Press Holdings Ltd	7,900	15,637
		8,093,823
Multiline Retail – 1.6%
Kohl's Corp	74,400	4,034,712
Marks & Spencer Group PLC	5,568	23,610
Next PLC	7,323	448,292
Nordstrom Inc	600	28,428
Target Corp	4,100	267,525
		4,802,567
Multi-Utilities – 10.0%
Ameren Corp	51,100	3,014,389
CMS Energy Corp	22,200	1,050,060
Consolidated Edison Inc	148,500	12,615,075
DTE Energy Co	34,140	3,736,964
Innogy SE (144A)	10,490	408,749
Public Service Enterprise Group Inc	37,300	1,920,950
Sempra Energy	23,000	2,459,160
WEC Energy Group Inc	69,151	4,593,701
		29,799,048
Oil, Gas & Consumable Fuels – 3.7%
Exxon Mobil Corp	16,500	1,380,060
Galp Energia SGPS SA	19,019	349,357
Marathon Petroleum Corp	1,300	85,774
Phillips 66	19,700	1,992,655
Snam SpA	114,623	561,153
TransCanada Corp	5,200	253,132
Valero Energy Corp	70,900	6,516,419
		11,138,550
Pharmaceuticals – 2.8%
Merck & Co Inc	69,900	3,933,273
Novartis AG	10,338	874,217
Pfizer Inc	57,900	2,097,138
Takeda Pharmaceutical Co Ltd	26,600	1,506,202
		8,410,830
Real Estate Management & Development – 5.7%
Daito Trust Construction Co Ltd	62,100	12,651,499
First Capital Realty Inc	10,600	174,755
Henderson Land Development Co Ltd	54,000	355,914
Hysan Development Co Ltd	87,000	461,791
LendLease Group	4,344	55,309
New World Development Co Ltd	55,000	82,639
Sun Hung Kai Properties Ltd	7,000	116,609
Swire Properties Ltd	863,200	2,784,146
Swiss Prime Site AG*	3,905	360,424
Wharf Holdings Ltd	6,000	20,748
		17,063,834
Road & Rail – 0%
Aurizon Holdings Ltd	5,556	21,475
Semiconductor & Semiconductor Equipment – 0.4%
Intel Corp	22,200	1,024,752
Maxim Integrated Products Inc	2,500	130,700

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
QUALCOMM Inc	100	$6,402
		1,161,854
Specialty Retail – 0.7%
Gap Inc	64,600	2,200,276
Hennes & Mauritz AB	278	5,731
Kingfisher PLC	5,351	24,389
		2,230,396
Technology Hardware, Storage & Peripherals – 0.8%
Canon Inc	66,700	2,484,327
Textiles, Apparel & Luxury Goods – 1.3%
VF Corp	3,900	288,600
Yue Yuen Industrial Holdings Ltd	923,000	3,621,915
		3,910,515
Tobacco – 0.4%
Altria Group Inc	19,000	1,356,790
Trading Companies & Distributors – 0.9%
ITOCHU Corp	148,500	2,772,988
Wireless Telecommunication Services – 2.8%
NTT DOCOMO Inc	145,800	3,444,516
Rogers Communications Inc	74,100	3,776,341
StarHub Ltd	536,900	1,144,306
		8,365,163
Total Common Stocks (cost $271,526,576)		291,012,737
Investment Companies – 2.5%
Money Markets – 2.5%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $7,331,778)	7,331,778	7,331,778
Total Investments (total cost $278,858,354) – 99.9%		298,344,515
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		322,808
Net Assets – 100%		$298,667,323

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$165,939,455	55.6%
Hong Kong	51,875,622	17.4
Japan	37,019,963	12.4
Canada	17,011,637	5.7
Australia	7,400,922	2.5
Switzerland	4,327,577	1.5
United Kingdom	3,816,027	1.3
Singapore	3,393,798	1.1
France	3,086,365	1.0
Germany	1,928,892	0.7
New Zealand	1,144,950	0.4
Italy	561,153	0.2
Portugal	349,357	0.1
Finland	295,555	0.1
Denmark	112,777	0.0
Sweden	80,465	0.0

Total	$298,344,515	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 2.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$6,062∆	$—	$—	$—
Money Markets – 2.5%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	23,913	—	—	7,331,778

Total Affiliated Investments – 2.5%	$29,975	$—	$—	$7,331,778

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 2.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	359,611	20,588,479	(20,948,090)	—
Money Markets – 2.5%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	2,924,157	70,783,260	(66,375,639)	7,331,778

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $408,749, which represents 0.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$-	$901,390	$-
Airlines	-	4,472,374	-
Auto Components	-	4,145,416	-
Automobiles	1,340,373	645,331	-
Banks	-	10,329,982	-
Capital Markets	4,200,442	75,799	-
Chemicals	1,599,640	1,678,443	-
Construction & Engineering	-	1,240,173	-
Construction Materials	-	92,654	-
Diversified Telecommunication Services	4,747,248	8,220,443	-
Electric Utilities	27,223,436	29,147,452	-
Food & Staples Retailing	-	4,476,464	-
Health Care Providers & Services	-	6,033,454	-
Hotels, Restaurants & Leisure	16,973,712	1,587,130	-
Household Durables	333,592	4,085,058	-
Industrial Conglomerates	-	1,691,866	-
Insurance	4,560,038	3,977,534	-
Machinery	141,312	74,734	-
Marine	-	2,651,006	-
Media	-	8,093,823	-
Multiline Retail	4,330,665	471,902	-
Multi-Utilities	29,390,299	408,749	-
Oil, Gas & Consumable Fuels	9,974,908	1,163,642	-
Pharmaceuticals	6,030,411	2,380,419	-
Real Estate Management & Development	-	17,063,834	-
Road & Rail	-	21,475	-
Specialty Retail	2,200,276	30,120	-
Technology Hardware, Storage & Peripherals	-	2,484,327	-
Textiles, Apparel & Luxury Goods	288,600	3,621,915	-
Trading Companies & Distributors	-	2,772,988	-
Wireless Telecommunication Services	-	8,365,163	-
All Other	45,272,725	-	-
Investment Companies	-	7,331,778	-
Total Assets	$158,607,677	$139,736,838	$-

Janus Investment Fund	13

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$291,012,737
Affiliated investments, at value(2)	7,331,778
Cash	16,685
Cash denominated in foreign currency(3)	14,171
Non-interested Trustees' deferred compensation	5,709
Receivables:
Fund shares sold	616,598
Dividends	531,964
Foreign tax reclaims	52,725
Dividends from affiliates	12,386
Other assets	5,155
Total Assets	299,599,908
Liabilities:
Payables:	—
Fund shares repurchased	724,424
Advisory fees	72,098
Transfer agent fees and expenses	44,642
Professional fees	23,079
12b-1 Distribution and shareholder servicing fees	19,952
Non-interested Trustees' deferred compensation fees	5,709
Dividends	4,559
Fund administration fees	1,955
Custodian fees	1,760
Non-interested Trustees' fees and expenses	1,580
Accrued expenses and other payables	32,827
Total Liabilities	932,585
Net Assets	$298,667,323

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$282,872,434
Undistributed net investment income/(loss)	19,916
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(3,714,564)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	19,489,537
Total Net Assets	$298,667,323
Net Assets - Class A Shares	$10,544,507
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	774,445
Net Asset Value Per Share(4)	$13.62
Maximum Offering Price Per Share(5)	$14.45
Net Assets - Class C Shares	$20,007,715
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,479,676
Net Asset Value Per Share(4)	$13.52
Net Assets - Class D Shares	$46,369,387
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,414,108
Net Asset Value Per Share	$13.58
Net Assets - Class I Shares	$167,349,141
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,257,903
Net Asset Value Per Share	$13.65
Net Assets - Class N Shares	$3,977,307
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	291,324
Net Asset Value Per Share	$13.65
Net Assets - Class S Shares	$379,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,891
Net Asset Value Per Share	$13.59
Net Assets - Class T Shares	$50,040,238
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,679,969
Net Asset Value Per Share	$13.60

(1) Includes cost of $271,526,576.

(2) Includes cost of $7,331,778.

(3) Includes cost of $14,171.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017(1)

Investment Income:
Dividends	$4,959,108
Dividends from affiliates	23,913
Affiliated securities lending income, net	6,062
Other income	40
Foreign tax withheld	(101,595)
Total Investment Income	4,887,528
Expenses:
Advisory fees	632,860
12b-1Distribution and shareholder servicing fees:
Class A Shares	14,699
Class C Shares	93,849
Class S Shares	463
Transfer agent administrative fees and expenses:
Class D Shares	28,931
Class S Shares	463
Class T Shares	65,720
Transfer agent networking and omnibus fees:
Class A Shares	7,796
Class C Shares	10,283
Class I Shares	33,620
Other transfer agent fees and expenses:
Class A Shares	724
Class C Shares	1,038
Class D Shares	6,508
Class I Shares	2,122
Class N Shares	24
Class S Shares	8
Class T Shares	700
Registration fees	94,361
Professional fees	30,315
Shareholder reports expense	21,464
Fund administration fees	9,268
Custodian fees	8,009
Non-interested Trustees’ fees and expenses	3,619
Other expenses	8,154
Total Expenses	1,074,998
Less: Excess Expense Reimbursement and Waivers	(225,923)
Net Expenses	849,075
Net Investment Income/(Loss)	4,038,453
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,134,703
Total Net Realized Gain/(Loss) on Investments	1,134,703
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,373,029
Total Change in Unrealized Net Appreciation/Depreciation	3,373,029
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,546,185

(1) Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)(1)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$4,038,453	$6,581,126
Net realized gain/(loss) on investments	1,134,703	(4,642,067)
Change in unrealized net appreciation/depreciation	3,373,029	10,195,368
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,546,185	12,134,427
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(224,096)	(768,862)
Class C Shares	(333,890)	(355,834)
Class D Shares	(998,824)	(1,644,522)
Class I Shares	(2,181,252)	(1,699,974)
Class N Shares	(46,232)	N/A
Class S Shares	(7,300)	(9,423)
Class T Shares	(1,054,350)	(1,702,908)
Total Dividends from Net Investment Income	(4,845,944)	(6,181,523)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(1,908)
Class C Shares	—	(872)
Class D Shares	—	(2,833)
Class I Shares	—	(2,464)
Class S Shares	—	(17)
Class T Shares	—	(3,297)
Total Distributions from Net Realized Gain from Investment Transactions	—	(11,391)
Net Decrease from Dividends and Distributions to Shareholders	(4,845,944)	(6,192,914)
Capital Share Transactions:
Class A Shares	(3,125,737)	(13,801,808)
Class C Shares	(803,424)	8,121,767
Class D Shares	(4,309,532)	(6,487,255)
Class I Shares	89,218,034	45,200,212
Class N Shares	3,955,914	N/A
Class S Shares	3,178	40,652
Class T Shares	(5,942,061)	5,325,167
Net Increase/(Decrease) from Capital Share Transactions	78,996,372	38,398,735
Net Increase/(Decrease) in Net Assets	82,696,613	44,340,248
Net Assets:
Beginning of period	215,970,710	171,630,462
End of period	$298,667,323	$215,970,710

Undistributed Net Investment Income/(Loss)	$19,916	$827,407

(1) Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.38	$12.84	$11.45		$12.95	$11.60	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.32(1)	0.42(1)		0.33(1)	0.57(1)	0.35
Net realized and unrealized gain/(loss)	0.29	0.57	1.40		(1.08)	1.86	1.24
Total from Investment Operations	0.51	0.89	1.82		(0.75)	2.43	1.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.35)	(0.30)		(0.44)	(0.43)	(0.39)
Distributions (from capital gains)	—	—(2)	(0.13)		(0.31)	(0.65)	—
Total Dividends and Distributions	(0.27)	(0.35)	(0.43)		(0.75)	(1.08)	(0.39)
Net Asset Value, End of Period	$13.62	$13.38	$12.84		$11.45	$12.95	$11.60
Total Return*	3.81%	7.13%	16.28%		(5.79)%	21.79%	15.41%
Net Assets, End of Period (in thousands)	$10,545	$13,425	$27,380		$2,816	$6,300	$1,625
Average Net Assets for the Period (in thousands)	$11,716	$27,845	$8,512		$3,789	$4,861	$996
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.05%	1.48%		1.90%	1.96%	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.86%	0.83%		0.84%	0.81%	0.76%
Ratio of Net Investment Income/(Loss)	3.19%	2.55%	3.47%		2.74%	4.62%	3.18%
Portfolio Turnover Rate	24%	58%	41%		125%	51%	116%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.28	$12.75	$11.39	$12.89	$11.56	$10.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.30(1)	0.33(1)	0.24(1)	0.45(1)	0.27
Net realized and unrealized gain/(loss)	0.24	0.50	1.38	(1.07)	1.87	1.22
Total from Investment Operations	0.43	0.80	1.71	(0.83)	2.32	1.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.27)	(0.22)	(0.36)	(0.34)	(0.30)
Distributions (from capital gains)	—	—(2)	(0.13)	(0.31)	(0.65)	—
Total Dividends and Distributions	(0.19)	(0.27)	(0.35)	(0.67)	(0.99)	(0.30)
Net Asset Value, End of Period	$13.52	$13.28	$12.75	$11.39	$12.89	$11.56
Total Return*	3.51%	6.36%	15.33%	(6.51)%	20.83%	14.50%
Net Assets, End of Period (in thousands)	$20,008	$20,450	$11,529	$1,161	$999	$489
Average Net Assets for the Period (in thousands)	$20,272	$16,659	$3,746	$1,136	$613	$793
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.78%	2.17%	2.72%	2.70%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.61%	1.58%	1.61%	1.57%	1.51%
Ratio of Net Investment Income/(Loss)	2.75%	2.39%	2.74%	2.03%	3.63%	2.26%
Portfolio Turnover Rate	24%	58%	41%	125%	51%	116%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.34	$12.80	$11.42	$12.92	$11.58	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.40(1)	0.44(1)	0.35(1)	0.56(1)	0.42
Net realized and unrealized gain/(loss)	0.27	0.52	1.39	(1.07)	1.88	1.17
Total from Investment Operations	0.52	0.92	1.83	(0.72)	2.44	1.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.38)	(0.32)	(0.47)	(0.45)	(0.40)
Distributions (from capital gains)	—	—(2)	(0.13)	(0.31)	(0.65)	—
Total Dividends and Distributions	(0.28)	(0.38)	(0.45)	(0.78)	(1.10)	(0.40)
Net Asset Value, End of Period	$13.58	$13.34	$12.80	$11.42	$12.92	$11.58
Total Return*	3.96%	7.39%	16.43%	(5.62)%	21.92%	15.49%
Net Assets, End of Period (in thousands)	$46,369	$49,826	$55,105	$7,265	$8,689	$4,706
Average Net Assets for the Period (in thousands)	$48,115	$55,232	$19,737	$7,736	$6,297	$3,161
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	1.33%	1.89%	1.78%	2.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.66%	0.65%	0.66%	0.66%	0.67%
Ratio of Net Investment Income/(Loss)	3.64%	3.16%	3.60%	2.95%	4.51%	3.91%
Portfolio Turnover Rate	24%	58%	41%	125%	51%	116%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.41	$12.87	$11.47	$12.97	$11.62	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.46(1)	0.45(1)	0.37(1)	0.56(1)	0.46
Net realized and unrealized gain/(loss)	0.29	0.47	1.41	(1.08)	1.90	1.15
Total from Investment Operations	0.53	0.93	1.86	(0.71)	2.46	1.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.39)	(0.33)	(0.48)	(0.46)	(0.41)
Distributions (from capital gains)	—	—(2)	(0.13)	(0.31)	(0.65)	—
Total Dividends and Distributions	(0.29)	(0.39)	(0.46)	(0.79)	(1.11)	(0.41)
Net Asset Value, End of Period	$13.65	$13.41	$12.87	$11.47	$12.97	$11.62
Total Return*	3.98%	7.42%	16.61%	(5.49)%	22.09%	15.66%
Net Assets, End of Period (in thousands)	$167,349	$76,883	$29,592	$2,596	$1,995	$1,571
Average Net Assets for the Period (in thousands)	$94,586	$53,486	$8,765	$2,369	$1,855	$1,927
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.76%	1.18%	1.65%	1.67%	2.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.59%	0.58%	0.54%	0.52%	0.51%
Ratio of Net Investment Income/(Loss)	3.63%	3.59%	3.72%	3.12%	4.54%	3.63%
Portfolio Turnover Rate	24%	58%	41%	125%	51%	116%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31 (unaudited)	2017(1)
Net Asset Value, Beginning of Period	$13.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15
Net realized and unrealized gain/(loss)	0.08
Total from Investment Operations	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.26)
Net Asset Value, End of Period	$13.65
Total Return*	1.70%
Net Assets, End of Period (in thousands)	$3,977
Average Net Assets for the Period (in thousands)	$1,789
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%
Ratio of Net Investment Income/(Loss)	2.77%
Portfolio Turnover Rate	24%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.35	$12.81	$11.43	$12.93	$11.58	$10.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(2)	0.38(2)	0.37(2)	0.31(2)	0.46(2)	0.43
Net realized and unrealized gain/(loss)	0.23	0.51	1.45	(1.07)	1.98	1.15
Total from Investment Operations	0.46	0.89	1.82	(0.76)	2.44	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.35)	(0.31)	(0.43)	(0.44)	(0.39)
Distributions (from capital gains)	—	—(3)	(0.13)	(0.31)	(0.65)	—
Total Dividends and Distributions	(0.22)	(0.35)	(0.44)	(0.74)	(1.09)	(0.39)
Net Asset Value, End of Period	$13.59	$13.35	$12.81	$11.43	$12.93	$11.58
Total Return*	3.82%	7.09%	16.32%	(5.93)%	21.99%	15.40%
Net Assets, End of Period (in thousands)	$379	$370	$316	$163	$174	$286
Average Net Assets for the Period (in thousands)	$369	$344	$204	$166	$199	$726
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.18%	1.79%	2.10%	2.13%	2.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.92%	0.77%	1.00%	0.77%	0.86%
Ratio of Net Investment Income/(Loss)	3.33%	2.97%	3.06%	2.62%	3.72%	2.86%
Portfolio Turnover Rate	24%	58%	41%	125%	51%	116%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through December 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.36	$12.82	$11.44	$12.94	$11.60	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.39(1)	0.45(1)	0.35(1)	0.55(1)	0.46
Net realized and unrealized gain/(loss)	0.28	0.52	1.38	(1.08)	1.88	1.14
Total from Investment Operations	0.52	0.91	1.83	(0.73)	2.43	1.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.37)	(0.32)	(0.46)	(0.44)	(0.40)
Distributions (from capital gains)	—	—(2)	(0.13)	(0.31)	(0.65)	—
Total Dividends and Distributions	(0.28)	(0.37)	(0.45)	(0.77)	(1.09)	(0.40)
Net Asset Value, End of Period	$13.60	$13.36	$12.82	$11.44	$12.94	$11.60
Total Return*	3.90%	7.28%	16.33%	(5.70)%	21.84%	15.55%
Net Assets, End of Period (in thousands)	$50,040	$55,018	$47,708	$3,603	$2,200	$615
Average Net Assets for the Period (in thousands)	$52,490	$58,466	$11,120	$3,147	$855	$1,249
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.93%	1.31%	1.87%	1.83%	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.75%	0.76%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	3.52%	3.08%	3.68%	2.96%	4.49%	3.27%
Portfolio Turnover Rate	24%	58%	41%	125%	51%	116%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund(the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

22	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments

Janus Investment Fund	23

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $87,862,706 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible

24	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase

Janus Investment Fund	25

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of December 31, 2017.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

26	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	27

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

28	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $5,072.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $6,645.

Janus Investment Fund	29

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	1	-*
Class S Shares	47	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30,  2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Accumulated Capital Losses
$ (4,453,617)	$ (4,453,617)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 279,131,106	$25,229,231	$ (6,015,822)	$ 19,213,409

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2017(1)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	160,057	$ 2,171,753	2,055,709	$ 26,257,820
Reinvested dividends and distributions	16,551	223,930	60,101	758,779
Shares repurchased	(405,879)	(5,521,420)	(3,245,177)	(40,818,407)
Net Increase/(Decrease)	(229,271)	$ (3,125,737)	(1,129,367)	$(13,801,808)
Class C Shares:
Shares sold	148,644	$ 2,000,553	951,768	$ 12,106,681
Reinvested dividends and distributions	24,819	333,437	27,453	348,329
Shares repurchased	(233,132)	(3,137,414)	(343,815)	(4,333,243)
Net Increase/(Decrease)	(59,669)	$ (803,424)	635,406	$ 8,121,767
Class D Shares:
Shares sold	172,846	$ 2,337,466	2,365,414	$ 30,158,339
Reinvested dividends and distributions	72,312	976,173	127,773	1,623,406
Shares repurchased	(565,286)	(7,623,171)	(3,062,602)	(38,269,000)
Net Increase/(Decrease)	(320,128)	$ (4,309,532)	(569,415)	$ (6,487,255)
Class I Shares:
Shares sold	8,414,602	$114,926,985	6,802,780	$ 87,444,640
Reinvested dividends and distributions	160,387	2,178,982	130,816	1,682,179
Shares repurchased	(2,049,857)	(27,887,933)	(3,500,599)	(43,926,607)
Net Increase/(Decrease)	6,525,132	$ 89,218,034	3,432,997	$ 45,200,212
Class N Shares:
Shares sold	294,953	$ 4,005,364	-	$ -
Reinvested dividends and distributions	3,407	46,232	-	-
Shares repurchased	(7,036)	(95,682)	-	-
Net Increase/(Decrease)	291,324	$ 3,955,914	N/A	N/A
Class S Shares:
Shares sold	1,013	$ 13,776	5,156	$ 67,445
Reinvested dividends and distributions	541	7,300	741	9,440
Shares repurchased	(1,344)	(17,898)	(2,899)	(36,233)
Net Increase/(Decrease)	210	$ 3,178	2,998	$ 40,652
Class T Shares:
Shares sold	598,793	$ 8,100,149	4,406,926	$ 56,112,252
Reinvested dividends and distributions	78,020	1,054,350	134,180	1,706,029
Shares repurchased	(1,115,418)	(15,096,560)	(4,144,483)	(52,493,114)
Net Increase/(Decrease)	(438,605)	$ (5,942,061)	396,623	$ 5,325,167
(1)	Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$128,330,979	$ 55,421,350	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

36	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	37

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

48	DECEMBER 31, 2017

Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93013 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Unconstrained Bond Fund

Janus Henderson Global Unconstrained Bond Fund (unaudited)

FUND SNAPSHOT

This “unconstrained” Fund has the flexibility to invest across global fixed income markets and is not managed to be compared to any specific index. The Fund has significant latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the six-month period ending December 31, 2017, Janus Global Unconstrained Bond Fund Class I Shares returned 0.62% compared with 0.61% for its primary benchmark, the 3-Month USD London Interbank Offered Rate (LIBOR).

MARKET ENVIRONMENT

Global bond markets generated positive returns during the period. The period was filled with meaningful developments that enabled disparate segments of the market to perform well. Much of this environment proved conducive to the Fund’s strategy of investing in shorter-dated, higher-yielding bonds and capitalizing on relatively range-bound trading by selling volatility across a range of asset classes. There were exceptions as certain positions generated negative returns. When the Fund found itself out of step with the market, it was largely due to our belief that conditions merited more conservative positioning than prevailing consensus. Much of this divergence in views came down to what we considered as limited upside for both Treasurys and corporate credits in light of rich valuations.

Weaker inflation over the early part of 2017 caused the Federal Reserve (Fed) to pause on rate hikes after its June meeting. This inaction removed a near-term headwind for Treasurys over the course of the summer. That changed in September as the central bank telegraphed its desire to raise rates once more by the end of the year. Pressure was felt most on the front end of the Treasurys curve, with the yield on the 2-year note rising 50 basis points (bps) to 1.88% over the course of the period. Longer-dated securities fared better; the yield on the 10-year note finished up only 10 bps, at 2.41%, and those on the 30-year slid slightly to 2.74%. By the end of the period, the spread between 10-year and 2-year notes had fallen to a decade low of 52 bps.

Optimism in economic growth was more evident in riskier assets. Spreads on both investment-grade and high-yield corporate credits narrowed, with the former reaching a post-financial-crisis low of 93 bps. Spurred by solid earnings, U.S. stocks registered steady gains over much of the period. Advances hit an inflection point in September as anticipation of tax reform grew, with several indices notching record highs by year-end.

In Europe, investors also took into consideration the European Central Bank’s (ECB) decision to extend its asset purchase program, albeit in smaller monthly increments, and the Bank of England’s (BOE) first rate hike since before the Global Financial Crisis. European stocks rallied on the back of an improving economic outlook but gave back some gains late in the period as an advancing euro reached a level that proved potentially troublesome for the region’s exporters.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the 3-month USD LIBOR, during the six month period. The strategy seeks to provide long-term positive returns and preserve capital through various market environments by managing portfolio duration, credit risk and volatility. The Fund seeks to limit potential downside and avoid areas of the market where we see disproportionate risk.

The Fund’s core of cash-based fixed income securities was a significant source of positive returns. While the risk-on environment proved to be a favorable backdrop for corporate credits, much of this performance is explained by our focus on higher-yielding corporate credits with durations under three years, a segment that we believe represents an attractive source of income that is often overlooked by the market.

Performance in the Fund’s Structural Alpha sleeve was mixed, but in aggregate, proved positive for the period. Structural Alpha is a series of strategies designed to generate excess returns by judiciously utilizing instruments, including options, futures, swaps and other derivatives. A central component of Structural Alpha is the selling of volatility on interest rates and other asset

Janus Investment Fund	1

Janus Henderson Global Unconstrained Bond Fund (unaudited)

classes. Volatility sales on mid- to longer-dated U.S. Treasurys generated positive returns as those segments of the yield curve traded in a range-bound manner for much of the period. During the summer, buyers again flocked to safe-haven Bunds during a succession of European elections despite already low yields. The Fund’s exposure to Bund’s weighed on performance during this period. Toward the end of the period, a similar dynamic came into play within high-yield corporate credits. Despite spreads near post-crisis lows, high-yield corporates continued to rally, resulting in volatility sales aimed at capturing a bearish move weighing on results.

The array of themes that unfolded over the course of the period led to diverging results among other Structural Alpha strategies. The risk-on environment, for example, aided our equities exposure. The Fund’s positioning in U.S. stock indices was structured in a manner to allow for a rise in stocks while the bearish leg of the trade generated positive returns. Within commodities, on the other hand, the late-year rally in gold resulted in the yellow metal pushing through the upper end of the Fund’s established range, resulting in a loss.

The Fund makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Fund used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. Options and futures, in part, are utilized as part of a strategy to capture yield by selling volatility across a range of asset classes. CDS are used as a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was positive.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in the Janus Henderson Global Unconstrained Bond Fund.

2	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Fund At A Glance

December 31, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.06%	1.06%
Class A Shares MOP	1.01%	1.01%
Class C Shares**	0.24%	0.24%
Class D Shares	1.14%	1.14%
Class I Shares	1.31%	1.31%
Class N Shares	1.36%	1.36%
Class R Shares	0.59%	0.59%
Class S Shares	0.83%	0.83%
Class T Shares	1.10%	1.10%
Weighted Average Maturity		0.8 Years
Average Effective Duration***		-0.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	2.8%
A	6.8%
BBB	38.7%
BB	23.0%
B	3.5%
CCC	1.6%
D	0.8%
Not Rated	6.0%
Other	16.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	70.3%
Asset-Backed/Commercial Mortgage-Backed Securities	5.4%
Common Stocks	2.7%
Investment Companies	2.5%
Foreign Government Bonds	1.8%
Exchange Traded Purchased Options – Calls	0.0%
Exchange Traded Purchased Options – Puts	0.0%
OTC Purchased Options – Calls	0.0%
Other	17.3%
100.0%

Janus Investment Fund	3

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017				per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.48%	2.16%	1.33%	1.01%
Class A Shares at MOP	-4.28%	-2.70%	-0.03%
Class C Shares at NAV	0.11%	1.41%	0.60%	1.77%
Class C Shares at CDSC	-0.88%	0.41%	0.60%
Class D Shares(1)	0.52%	2.20%	1.38%	0.98%
Class I Shares	0.62%	2.43%	1.60%	0.75%
Class N Shares	0.63%	2.47%	1.62%	0.71%
Class R Shares	0.26%	1.71%	0.89%	1.47%
Class S Shares	0.50%	1.99%	1.15%	1.21%
Class T Shares	0.51%	2.23%	1.37%	0.95%
3-Month USD LIBOR	0.61%	1.11%	0.59%
Morningstar Quartile - Class I Shares	-	4th	3rd
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	-	270/355	172/271

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 27, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Global Unconstrained Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,004.80	$5.00	$1,000.00	$1,020.21	$5.04	0.99%
Class C Shares	$1,000.00	$1,001.10	$8.73	$1,000.00	$1,016.48	$8.79	1.73%
Class D Shares	$1,000.00	$1,005.20	$4.65	$1,000.00	$1,020.57	$4.69	0.92%
Class I Shares	$1,000.00	$1,006.20	$3.69	$1,000.00	$1,021.53	$3.72	0.73%
Class N Shares	$1,000.00	$1,006.30	$3.49	$1,000.00	$1,021.73	$3.52	0.69%
Class R Shares	$1,000.00	$1,002.60	$7.32	$1,000.00	$1,017.90	$7.38	1.45%
Class S Shares	$1,000.00	$1,005.00	$5.91	$1,000.00	$1,019.31	$5.96	1.17%
Class T Shares	$1,000.00	$1,005.10	$4.70	$1,000.00	$1,020.52	$4.74	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.4%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33	$12,313,686	$12,309,040
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36	835,490	729,188
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37	629,767	514,474
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37	2,942,432	2,511,101
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36	1,435,642	1,363,041
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36	1,994,301	1,551,262
Alternative Loan Trust 2007-22,
ICE LIBOR USD 1 Month + 7.1000%, 5.5479%, 9/25/37¤	5,902,454	1,849,458
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22	194,289	121,869
American Airlines 2011-1 Class B Pass Through Trust,
7.0000%, 1/31/18 (144A)	1,993,484	2,003,452
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35	4,917,481	4,259,433
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	411,862	407,330
Banc of America Funding 2006-7 Trust,
ICE LIBOR USD 1 Month + 0.6000%, 6.0000%, 9/25/36	1,108,336	1,027,482
Banc of America Funding 2007-2 Trust, 4.8398%, 3/25/37‡	1,228,929	1,213,330
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37	27,923	25,977
Bear Stearns ALT-A Trust 2005-4, 3.4147%, 5/25/35‡	2,306,297	2,046,985
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36	2,485,318	2,161,725
Credit-Based Asset Servicing & Securitization LLC, 5.0620%, 9/25/32Ç	89,865	87,676
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36	8,376,453	7,739,088
Equity One Mortgage Pass-Through Trust 2003-4, 4.6283%, 10/25/34Ç	208,297	206,336
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.6000%, 5.0479%, 6/25/38¤	14,865,630	928,467
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.7000%, 4.1479%, 2/25/39¤	2,005,905	213,844
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0000%, 4.4479%, 3/25/39¤	22,868,270	1,738,466
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.4979%, 5/25/39¤	17,004,019	1,409,217
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.9979%, 5/25/39¤	26,415,171	2,106,605
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.5979%, 3/25/40¤	10,048,432	1,129,676
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 4.7500%, 3.1979%, 5/25/40¤	37,852,638	3,065,144
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.7700%, 4.2179%, 6/25/40¤	1,723,911	233,021
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.9979%, 7/25/42¤	10,551,359	1,885,519
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.5979%, 11/25/42¤	10,170,668	1,893,707
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.5979%, 7/25/43¤	21,518,479	2,754,490
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.6000%, 4.0479%, 5/25/45¤	28,990,665	3,957,788
First Horizon Mortgage Pass-Through Trust 2004-7, 5.5000%, 1/25/35	72,514	74,043
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5000%, 5.0230%, 8/15/35¤	5,827,865	922,203
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.5730%, 4/15/39¤	10,433,018	904,411
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.5730%, 5/15/39¤	8,342,784	674,842
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.6500%, 5.1730%, 11/15/40¤	13,175,835	1,199,591
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.0730%, 3/15/41¤	458,143	50,474
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.0730%, 5/15/42¤	6,064,461	1,017,373
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.6730%, 12/15/44¤	13,869,010	2,582,258
Government National Mortgage Association, 3.5000%, 12/20/39¤	16,074,764	901,156
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.6000%, 5.0989%, 12/20/39¤	9,034,127	914,083
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 4.6489%, 4/20/43¤	436,219	58,771
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6500%, 4.1489%, 10/20/45¤	7,187,853	976,609
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36	672,769	567,398
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36	783,757	527,824
IndyMac INDA Mortgage Loan Trust 2006-AR1, 3.4149%, 8/25/36‡	1,034,616	1,021,587
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36	1,733,223	1,560,426
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36	3,162,421	2,694,487
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37	1,645,139	1,321,399
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	5,635,922	5,763,828
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36	4,358,869	4,066,868
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46Ç	1,544,064	744,470
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21	447,560	436,089
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	212,610	212,571

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37Ç	$300,996	$299,967
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	132,686	131,674
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36	707,564	547,932
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37	4,960,510	3,495,954
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21	1,429,512	1,426,093
Structured Asset Securities Corp Trust 2005-14,
ICE LIBOR USD 1 Month + 0.3000%, 1.8521%, 7/25/35	917,609	744,980
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
3.3685%, 8/25/36‡	1,930,117	1,862,299
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
3.0155%, 5/25/37‡	6,518,567	5,943,249
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37	2,156,306	1,329,316
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)	9,386,056	9,611,925
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $128,131,304)		118,030,341
Corporate Bonds – 70.3%
Banking – 17.9%
ABN AMRO Bank NV, 2.1000%, 1/18/19 (144A)†	16,436,000	16,414,502
Ally Financial Inc, 3.2500%, 2/13/18†	92,901,000	92,947,450
Ally Financial Inc, 3.6000%, 5/21/18†	69,636,000	69,844,908
Ally Financial Inc, 4.7500%, 9/10/18†	19,067,000	19,305,337
Ally Financial Inc, 3.2500%, 11/5/18	4,950,000	4,962,375
Ally Financial Inc, 8.0000%, 12/31/18†	14,423,000	15,108,092
Ally Financial Inc, 3.5000%, 1/27/19	4,906,000	4,930,530
Bank of America Corp, 6.8750%, 4/25/18	8,855,000	8,990,261
Bank of America Corp, 5.6500%, 5/1/18†	38,353,000	38,810,598
Bank of Montreal, 1.7500%, 9/11/19	3,821,000	3,789,934
Bank of Tokyo-Mitsubishi UFJ Ltd, 2.7000%, 9/9/18 (144A)	660,000	663,486
Barclays PLC, 2.0000%, 3/16/18	2,072,000	2,072,012
Citigroup Inc, 1.7000%, 4/27/18†	14,724,000	14,709,313
Citigroup Inc, 1.7500%, 5/1/18	10,879,000	10,869,906
Citigroup Inc, 6.1250%, 5/15/18	5,151,000	5,229,039
Citigroup Inc, 2.0500%, 12/7/18	8,966,000	8,956,564
Deutsche Bank AG/London, 1.8750%, 2/13/18	6,957,000	6,955,956
Deutsche Bank AG/London, ICE LIBOR USD 3 Month + 0.6800%, 2.0929%, 2/13/18	75,000	75,001
Deutsche Bank AG/London, 2.5000%, 2/13/19	7,927,000	7,923,219
Goldman Sachs Group Inc, 6.1500%, 4/1/18†	16,444,000	16,610,965
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2000%, 2.5780%, 4/30/18	1,056,000	1,059,146
Intesa Sanpaolo SpA, 3.8750%, 1/16/18	2,988,000	2,989,999
JPMorgan Chase & Co, 6.3000%, 4/23/19	676,000	711,633
Lloyds Banking Group PLC, 3.1000%, 7/6/21	800,000	807,990
Morgan Stanley, 6.6250%, 4/1/18†	27,157,000	27,454,475
Morgan Stanley, 2.2000%, 12/7/18	4,527,000	4,532,155
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 2.1025%, 7/23/19	215,000	216,320
Sumitomo Mitsui Banking Corp, 1.5000%, 1/18/18	1,152,000	1,151,816
SunTrust Banks Inc, 2.3500%, 11/1/18	2,000,000	2,005,387
Toronto-Dominion Bank, 1.8500%, 9/11/20	3,104,000	3,069,465
UBS AG/London, 1.9588%, 12/1/20 (144A)‡	2,024,000	2,026,925
		395,194,759
Basic Industry – 1.3%
Freeport-McMoRan Inc, 2.3750%, 3/15/18†	17,466,000	17,444,167
Monsanto Co, 5.1250%, 4/15/18	3,305,000	3,333,481
Packaging Corp of America, 6.5000%, 3/15/18	4,712,000	4,750,849
Packaging Corp of America, 2.4500%, 12/15/20	3,666,000	3,670,883
		29,199,380
Capital Goods – 3.2%
CNH Industrial Capital LLC, 3.6250%, 4/15/18†	37,045,000	37,236,893
Martin Marietta Materials Inc,
ICE LIBOR USD 3 Month + 0.5000%, 2.1255%, 12/20/19	4,067,000	4,073,625

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Stanley Black & Decker Inc, 2.4510%, 11/17/18†	$7,846,000	$7,869,652
United Technologies Corp, 1.7780%, 5/4/18†,Ç	21,514,000	21,481,053
		70,661,223
Communications – 2.6%
AT&T Inc, 5.6000%, 5/15/18	1,456,000	1,475,747
AT&T Inc, 2.3750%, 11/27/18	4,906,000	4,921,006
Cablevision Systems Corp, 7.7500%, 4/15/18†	23,392,000	23,684,400
DISH DBS Corp, 4.2500%, 4/1/18†	16,449,000	16,510,684
Time Warner Cable LLC, 8.7500%, 2/14/19	4,998,000	5,328,637
Vodafone Group PLC, 4.6250%, 7/15/18	4,694,000	4,758,646
		56,679,120
Consumer Cyclical – 18.0%
Best Buy Co Inc, 5.0000%, 8/1/18	8,676,000	8,818,487
CalAtlantic Group Inc, 8.3750%, 5/15/18	4,520,000	4,610,400
Daimler Finance North America LLC, 1.8750%, 1/11/18 (144A)	3,395,000	3,394,877
Daimler Finance North America LLC, 1.8750%, 1/11/18	705,000	704,974
Daimler Finance North America LLC, 2.3750%, 8/1/18	2,105,000	2,109,433
Dillard's Inc, 6.6250%, 1/15/18	3,578,000	3,582,220
Dillard's Inc, 7.1300%, 8/1/18	6,668,000	6,813,751
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 7/1/19 (144A)†	1,404,000	1,375,920
Ford Motor Credit Co LLC, 2.3750%, 1/16/18†	13,974,000	13,975,712
Ford Motor Credit Co LLC, 5.0000%, 5/15/18†	82,193,000	83,029,437
Ford Motor Credit Co LLC, 2.2400%, 6/15/18†	39,458,000	39,495,203
Ford Motor Credit Co LLC, 2.8750%, 10/1/18	6,696,000	6,735,370
Ford Motor Credit Co LLC, 2.5510%, 10/5/18†	52,839,000	52,992,209
Ford Motor Credit Co LLC, 2.9430%, 1/8/19†	23,202,000	23,346,707
Ford Motor Credit Co LLC, 2.3750%, 3/12/19†	19,600,000	19,605,556
General Motors Co, 3.5000%, 10/2/18†	12,678,000	12,809,814
General Motors Co, ICE LIBOR USD 3 Month + 0.8000%, 2.1919%, 8/7/20	3,730,000	3,752,336
General Motors Financial Co Inc, 2.4000%, 4/10/18	9,914,000	9,926,328
General Motors Financial Co Inc, 3.2500%, 5/15/18†	37,069,000	37,208,206
General Motors Financial Co Inc, 6.7500%, 6/1/18†	12,579,000	12,813,573
General Motors Financial Co Inc, 3.1000%, 1/15/19	4,835,000	4,860,843
Harley-Davidson Funding Corp, 6.8000%, 6/15/18 (144A)	310,000	316,622
Hyundai Capital America, 2.0000%, 3/19/18 (144A)	494,000	493,844
Hyundai Capital America, 2.8750%, 8/9/18	9,289,000	9,308,300
Hyundai Capital America, 2.4000%, 10/30/18 (144A)	5,500,000	5,494,656
Hyundai Capital America, 2.4000%, 10/30/18	700,000	699,320
Lennar Corp, 4.5000%, 11/15/19	299,000	306,849
Macy's Retail Holdings Inc, 9.5000%, 4/15/21	52,675	55,124
Meritage Homes Corp, 4.5000%, 3/1/18	3,907,000	3,911,884
Toll Brothers Finance Corp, 4.0000%, 12/31/18	10,372,000	10,540,545
Volkswagen Group of America Finance LLC, 1.6500%, 5/22/18 (144A)	2,150,000	2,147,846
Volkswagen International Finance NV, 2.1250%, 11/20/18 (144A)	9,845,000	9,836,709
Volkswagen International Finance NV, 2.1250%, 11/20/18	442,000	440,885
		395,513,940
Consumer Non-Cyclical – 3.1%
BAT International Finance PLC, 1.8500%, 6/15/18 (144A)	2,715,000	2,712,612
Conagra Brands Inc, ICE LIBOR USD 3 Month + 0.5000%, 1.8567%, 10/9/20	7,354,800	7,366,494
Edwards Lifesciences Corp, 2.8750%, 10/15/18	3,041,000	3,061,499
General Mills Inc, 6.5900%, 10/15/18†	26,473,000	27,391,448
Kraft Heinz Foods Co, 2.0000%, 7/2/18	2,305,000	2,304,923
Kraft Heinz Foods Co, ICE LIBOR USD 3 Month + 0.5700%, 1.9798%, 2/10/21	5,556,000	5,569,959
Philip Morris International Inc, 1.8750%, 11/1/19	6,001,000	5,963,623
Reynolds American Inc, 2.3000%, 6/12/18	9,011,000	9,021,540
Teva Pharmaceutical Finance Netherlands III BV, 1.4000%, 7/20/18	5,491,000	5,454,424
		68,846,522

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Electric – 0.5%
Dominion Energy Inc, 1.6000%, 8/15/19	$3,896,000	$3,852,737
EDP Finance BV, 6.0000%, 2/2/18	1,732,000	1,734,078
Talen Energy Supply LLC, 6.5000%, 5/1/18	4,000,000	4,060,000
		9,646,815
Energy – 2.6%
Anadarko Holding Co, 7.0500%, 5/15/18	3,706,000	3,765,793
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 6.2500%, 10/15/22	1,051,000	1,115,079
Boardwalk Pipelines LP, 5.2000%, 6/1/18	3,803,000	3,841,254
Columbia Pipeline Group Inc, 2.4500%, 6/1/18	587,000	587,345
Energy Transfer LP, 2.5000%, 6/15/18	3,380,000	3,385,029
Energy Transfer LP, 6.7000%, 7/1/18	2,947,000	3,012,072
Enterprise Products Operating LLC, 6.6500%, 4/15/18	4,621,000	4,681,003
Kinder Morgan Energy Partners LP, 5.9500%, 2/15/18	774,000	777,599
Kinder Morgan Inc/DE, 7.2500%, 6/1/18	830,000	847,481
Marathon Petroleum Corp, 2.7000%, 12/14/18	4,137,000	4,151,834
Nabors Industries Inc, 6.1500%, 2/15/18	5,853,000	5,867,633
Northwest Pipeline LLC, 6.0500%, 6/15/18	1,106,000	1,125,496
NuStar Logistics LP, 8.4000%, 4/15/18	1,912,000	1,943,070
ONEOK Partners LP, 3.2000%, 9/15/18	9,869,000	9,926,464
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	831,000	849,388
Rockies Express Pipeline LLC, 6.8500%, 7/15/18 (144A)	3,085,000	3,138,988
Rockies Express Pipeline LLC, 6.0000%, 1/15/19 (144A)	5,027,000	5,165,243
Spectra Energy Partners LP, 2.9500%, 9/25/18	1,875,000	1,886,259
Transcontinental Gas Pipe Line Co LLC, 6.0500%, 6/15/18	1,252,000	1,272,191
		57,339,221
Finance Companies – 2.4%
Aircastle Ltd, 4.6250%, 12/15/18†	28,058,000	28,513,942
Aviation Capital Group LLC, 4.6250%, 1/31/18 (144A)	3,074,000	3,080,240
Aviation Capital Group LLC, 2.8750%, 9/17/18	2,879,000	2,888,648
Aviation Capital Group LLC, 2.8750%, 9/17/18 (144A)	493,000	494,652
GATX Corp, 2.3750%, 7/30/18	619,000	619,555
International Lease Finance Corp, 3.8750%, 4/15/18	9,411,000	9,454,076
International Lease Finance Corp, 7.1250%, 9/1/18 (144A)	7,645,000	7,888,598
		52,939,711
Financial Institutions – 0.4%
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	704,000	704,081
LeasePlan Corp NV, 2.5000%, 5/16/18	200,000	200,023
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)	8,120,000	8,124,962
		9,029,066
Insurance – 0.1%
Fairfax Financial Holdings Ltd, 7.3750%, 4/15/18	1,473,000	1,492,903
Natural Gas – 0.3%
WGL Holdings Inc, ICE LIBOR USD 3 Month + 0.4000%, 1.8773%, 11/29/19	7,359,000	7,361,721
Owned No Guarantee – 2.2%
Agricultural Bank of China Ltd, 2.1250%, 10/20/18	455,000	453,728
CITIC Ltd, 6.8750%, 1/21/18	11,067,000	11,087,031
Harvest Operations Corp, 2.1250%, 5/14/18 (144A)†	14,968,000	14,948,316
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)†	8,164,000	8,160,198
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18	2,252,000	2,250,951
Industrial & Commercial Bank of China Ltd/New York,
ICE LIBOR USD 3 Month + 0.7500%, 2.1470%, 11/8/20	3,718,000	3,716,609
Korea Gas Corp, 2.8750%, 7/29/18 (144A)	500,000	500,901
Korea Gas Corp, 2.8750%, 7/29/18	300,000	300,540
Korea Hydro & Nuclear Power Co Ltd, 2.8750%, 10/2/18 (144A)	200,000	200,158
Petroleos Mexicanos, ICE LIBOR USD 3 Month + 2.0200%, 3.3739%, 7/18/18	1,485,000	1,494,281
Petroleos Mexicanos, 5.5000%, 2/4/19	5,723,000	5,914,434
		49,027,147
Real Estate Investment Trusts (REITs) – 0%
IRSA Propiedades Comerciales SA, 5.0000%, 9/14/20	741,503	746,323

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Technology – 13.1%
Dell Inc, 5.6500%, 4/15/18†	$17,670,000	$17,776,197
EMC Corp, 1.8750%, 6/1/18†	105,942,000	105,236,992
Fidelity National Information Services Inc, 2.8500%, 10/15/18†	16,459,000	16,558,803
Hewlett Packard Enterprise Co, 2.8500%, 10/5/18†	62,965,000	63,268,112
Hewlett Packard Enterprise Co, 2.1000%, 10/4/19 (144A)	3,691,000	3,665,333
Jabil Inc, 8.2500%, 3/15/18†	12,434,000	12,601,237
Juniper Networks Inc, 3.1250%, 2/26/19	4,105,000	4,136,853
NXP BV / NXP Funding LLC, 3.7500%, 6/1/18 (144A)†	34,524,000	34,731,144
Seagate HDD Cayman, 3.7500%, 11/15/18†	28,940,000	29,359,630
Xerox Corp, 6.3500%, 5/15/18	941,000	954,661
		288,288,962
Transportation – 2.6%
American Airlines Group Inc, 6.1250%, 6/1/18†	35,100,000	35,538,750
Asciano Finance Ltd, 5.0000%, 4/7/18 (144A)	2,600,000	2,616,534
Continental Airlines 2012-3 Class C Pass Through Trust, 6.1250%, 4/29/18	457,000	461,799
Ryder System Inc, 2.5000%, 3/1/18	3,521,000	3,521,645
United Continental Holdings Inc, 6.3750%, 6/1/18	9,133,000	9,247,162
US Airways 2012-2 Class C Pass Through Trust, 5.4500%, 6/3/18	5,393,000	5,500,860
		56,886,750
Total Corporate Bonds (cost $1,550,656,706)		1,548,853,563
Foreign Government Bonds – 1.8%
Argentina Treasury Bill, 0%, 4/13/18◊	2,965,000	2,938,677
Argentina Treasury Bill, 0%, 5/11/18◊	2,857,000	2,824,116
Argentina Treasury Bill, 0%, 6/15/18◊	1,204,000	1,186,277
Argentine Republic Government International Bond, 6.2500%, 4/22/19†	13,800,000	14,407,890
Empresa Provincial de Energia de Cordoba, 7.0000%, 8/17/22	3,750,000	3,846,875
Korea Development Bank, 1.5000%, 1/22/18	4,136,000	4,133,950
Korea Development Bank, ICE LIBOR USD 3 Month + 0.7250%, 2.0753%, 7/6/22	5,901,000	5,887,167
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	4,477,000	4,638,172
Total Foreign Government Bonds (cost $39,029,585)		39,863,124
Common Stocks – 2.7%
Health Care Providers & Services – 0.3%
Aetna Inc	40,641	7,331,230
Media – 2.4%
Time Warner Inc	563,723	51,563,743
Total Common Stocks (cost $64,396,469)		58,894,973
Investment Companies – 2.5%
Closed-End Funds – 1.5%
Duff & Phelps Global Utility Income Fund Inc	149,957	2,327,333
Duff & Phelps Utility and Corporate Bond Trust Inc	27,083	239,685
Nuveen Build America Bond Fund	391,108	8,596,554
Nuveen Build America Bond Opportunity Fund	216,132	4,981,843
Nuveen Preferred & Income Opportunities Fund	409,066	4,229,742
Reaves Utility Income Fund	432,771	13,389,935
		33,765,092
Exchange-Traded Funds (ETFs) – 1.0%
iShares US Preferred Stock	586,048	22,310,847
Total Investment Companies (cost $56,648,454)		56,075,939
Exchange-Traded Purchased Options – Calls – 0%
CME E-mini S&P 500 European,
Notional amount $48,837,000, premiums paid $1,555, unrealized depreciation $(642), exercise price $3,080.00, expires 1/19/18*	365	913
US Treasury Long Bond Future,
Notional amount $224,145,000, premiums paid $25,850, unrealized depreciation $(2,959), exercise price $169.00, expires 1/26/18*	1,465	22,891

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares/Principal/ Contract Amounts		Value
Exchange-Traded Purchased Options – Calls – (continued)
US Treasury Long Bond Future,
Notional amount $124,389,000, premiums paid $14,346, unrealized depreciation $(14,346), exercise price $171.00, expires 1/26/18*	813	$0
Total Exchange-Traded Purchased Options – Calls (premiums paid $41,751, unrealized depreciation $(17,947))		23,804
Exchange-Traded Purchased Options – Puts – 0%
US Treasury Long Bond Future,
Notional amount $124,389,000, premiums paid $14,345, unrealized depreciation $(1,642), exercise price $140.00, expires 1/26/18*	813	12,703
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
Barclays Capital, Inc.:
Mexican Peso,
Notional amount $80,403,704, premiums paid $8,040, unrealized appreciation $0, exercise price 22.50 MXN, expires 1/18/18*	80,403,704	8,040
Total Investments (total cost $1,838,926,654) – 82.7%		1,821,762,487
Cash, Receivables and Other Assets, net of Liabilities – 17.3%		381,730,422
Net Assets – 100%		$2,203,492,909

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,593,991,877	87.5%
Netherlands	60,174,712	3.3
Germany	33,588,900	1.8
Argentina	30,588,330	1.7
South Korea	25,971,032	1.4
China	25,668,517	1.4
United Kingdom	19,372,800	1.1
Canada	8,352,302	0.5
Mexico	7,416,755	0.4
Israel	5,454,424	0.3
Italy	2,989,999	0.2
Australia	2,616,534	0.1
Switzerland	2,026,925	0.1
Japan	1,815,302	0.1
Portugal	1,734,078	0.1

Total	$1,821,762,487	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	1/4/18	5,078,000,000	$(45,026,912)	$46,761
Japanese Yen	1/4/18	(5,633,000,000)	49,933,295	(66,705)

				(19,944)
Barclays Capital, Inc.:
Japanese Yen	1/5/18	(10,982,000,000)	97,078,453	(400,688)
Japanese Yen	1/22/18	(3,744,628,000)	33,279,370	3,548

				(397,140)
BNP Paribas:
Japanese Yen	1/11/18	(563,200,000)	5,011,501	10,399
Japanese Yen	1/16/18	(4,940,096,000)	43,816,542	(65,068)

				(54,669)
JPMorgan Chase & Co.:
Japanese Yen	1/4/18	(901,815,190)	8,072,514	67,763
Japanese Yen	1/9/18	(5,685,936,000)	50,783,609	300,344
Japanese Yen	1/16/18	(4,570,459,000)	40,308,137	(290,082)

				78,025
Morgan Stanley:
Japanese Yen	1/9/18	(8,038,000,000)	71,432,141	65,794
Japanese Yen	1/12/18	(4,882,220,000)	43,103,221	(252,782)

				(186,988)
Total				$(580,716)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
Gold	3,543	2/26/18	$463,884,990	$(11,265,490)	$(4,287,030)
Long Gilt	367	3/27/18	62,005,562	(356,180)	(44,587)
Total				$(11,621,670)	$(4,331,617)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Exchange-Traded Purchased Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Purchased Call Options:
Euro-Bund Future	734	170.00	EUR	1/26/18	$142,372,436	$(916)	$-
Euro-Bund Future	1,446	172.00	EUR	1/26/18	280,477,578	(1,803)	-
Euro-Bund Future	2,931	168.50	EUR	1/26/18	568,519,903	(3,671)	-
Total						$(6,390)	$-

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
CME E-mini S&P 500 European	365	2,750.00	USD	1/19/18	$48,837,000	$81,026	$72,813	$(8,213)
US Treasury Long Bond Future	2,278	155.00	USD	1/26/18	348,534,000	2,120,914	946,320	(1,174,594)
Total – Exchange-Traded Written Options						$2,201,940	$1,019,133	$(1,182,807)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bund Future	1,465	164.50	EUR	1/26/18	$284,162,968	$406,722	$35,151
Euro-Bund Future	1,466	163.00	EUR	1/26/18	284,356,935	150,062	70,351
Euro-Bund Future	2,362	164.00	EUR	1/26/18	458,152,170	1,546,783	56,674
Total						$2,103,567	$162,176

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Barclays Capital, Inc.:

Mexican Peso	80,403,704	19.50	USD	1/18/18	$80,403,704	$422,924	$(986,633)	$(1,409,557)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.S29, Fixed Rate of 5.00%, Paid Quarterly	12/20/22	1,058,447,000	USD	$(86,483,076)	$(3,090,886)	$(1,582,089)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ -	$ 494,609	$ -	$ -	$ 494,609
Purchased options contracts, at value	-	-	8,040	913	35,594	44,547
Variation margin receivable	-	-	-	-	162,176	162,176

Total Asset Derivatives	$ -	$ -	$ 502,649	$ 913	$ 197,770	$ 701,332

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ -	$1,075,325	$ -	$ -	$1,075,325
Options written, at value	-	-	1,409,557	8,213	1,174,594	2,592,364
Variation margin payable	4,287,030	1,582,089	-	-	44,587	5,913,706

Total Liability Derivatives	$4,287,030	$1,582,089	$2,484,882	$ 8,213	$ 1,219,181	$9,581,395

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (4,830,338)	$ -	$ -	$ (481,994)	$ (806,819)	$ (6,119,151)
Forward foreign currency exchange contracts	-	-	(367,824)	-	-	(367,824)
Purchased options contracts	(369,665)	-	(191,967)	(107,304)	(2,353,679)	(3,022,615)
Purchased swaption contracts	-	(971,343)	-	-	-	(971,343)
Swap contracts	-	(3,669,511)	-	-	-	(3,669,511)
Written options contracts	1,444,485	-	1,180,146	3,990,925	18,080,081	24,695,637
Written swaption contracts	-	4,971,533	-	-	-	4,971,533

Total	$ (3,755,518)	$ 330,679	$ 620,355	$3,401,627	$14,919,583	$ 15,516,726

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$(11,265,490)	$ -	$ -	$ -	$ (253,668)	$(11,519,158)
Forward foreign currency exchange contracts	-	-	110,519	-	-	110,519
Purchased options contracts	8,558	-	0	(642)	(28,736)	(20,820)
Purchased swaption contracts	-	31,430	-	-	-	31,430
Swap contracts	-	(3,090,886)	-	-	-	(3,090,886)
Written options contracts	(154,631)	-	(986,633)	72,813	3,319,734	2,251,283
Written swaption contracts	-	615,483	-	-	-	615,483

Total	$(11,411,563)	$(2,443,973)	$(876,114)	$ 72,171	$ 3,037,330	$(11,622,149)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Credit default swaps, long	$ 5,061,668
Credit default swaps, short	(23,310,282)
Forward foreign currency exchange contracts, purchased	17,884,506
Forward foreign currency exchange contracts, sold	81,598,325
Futures contracts, purchased	111,874,629
Futures contracts, sold	214,211,870
Purchased options contracts, call	50,189
Purchased options contracts, put	51,053
Purchased swaption contracts, call	28,711
Purchased swaption contracts, put	17,461
Written options contracts, call	2,063,236
Written options contracts, put	1,287,067
Written swaption contracts, call	1,054,276
Written swaption contracts, put	376,615

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

ICE	Intercontinental Exchange
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $154,895,141, which represents 7.0% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $1,014,587,384.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

18	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$118,030,341	$-
Corporate Bonds	-	1,548,853,563	-
Foreign Government Bonds	-	39,863,124	-
Common Stocks	58,894,973	-	-
Investment Companies	56,075,939	-	-
Exchange-Traded Purchased Options – Calls	23,804	-	-
Exchange-Traded Purchased Options – Puts	12,703	-	-
OTC Purchased Options – Calls	-	8,040	-
Total Investments in Securities	$115,007,419	$1,706,755,068	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	494,609	-
Variation Margin Receivable	162,176	-	-
Total Assets	$115,169,595	$1,707,249,677	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,075,325	$-
Options Written, at Value	1,182,807	1,409,557	-
Variation Margin Payable	4,331,617	1,582,089	-
Total Liabilities	$5,514,424	$4,066,971	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Global Unconstrained Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$1,821,717,940
Purchased options, at value(2)	44,547
Deposits with brokers for centrally cleared derivatives	29,010,000
Deposits with brokers for futures	31,000,000
Deposits with brokers for OTC derivatives	1,430,000
Forward foreign currency exchange contracts	494,609
Cash denominated in foreign currency(3)	398,219,015
Variation margin receivable	162,176
Non-interested Trustees' deferred compensation	42,059
Receivables:
Interest	14,589,023
Fund shares sold	2,644,010
Investments sold	114,423
Dividends	69,243
Other assets	158,890
Total Assets	2,299,695,935
Liabilities:
Due to custodian	80,070,538
Forward foreign currency exchange contracts	1,075,325
Options written, at value(4)	2,592,364
Variation margin payable	5,913,706
Payables:	—
Fund shares repurchased	3,852,218
Advisory fees	1,229,334
Dividends	886,903
Transfer agent fees and expenses	218,106
12b-1 Distribution and shareholder servicing fees	79,133
Non-interested Trustees' deferred compensation fees	42,059
Non-interested Trustees' fees and expenses	15,625
Fund administration fees	15,135
Professional fees	9,745
Custodian fees	6,922
Accrued expenses and other payables	195,913
Total Liabilities	96,203,026
Net Assets	$2,203,492,909

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,235,470,571
Undistributed net investment income/(loss)	(9,796,265)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	8,240,986
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(30,422,383)
Total Net Assets	$2,203,492,909
Net Assets - Class A Shares	$116,422,350
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,151,873
Net Asset Value Per Share(5)	$9.58
Maximum Offering Price Per Share(6)	$10.06
Net Assets - Class C Shares	$60,005,413
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,269,594
Net Asset Value Per Share(5)	$9.57
Net Assets - Class D Shares	$16,077,617
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,677,738
Net Asset Value Per Share	$9.58
Net Assets - Class I Shares	$1,800,883,851
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	187,972,524
Net Asset Value Per Share	$9.58
Net Assets - Class N Shares	$5,034,552
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	525,474
Net Asset Value Per Share	$9.58
Net Assets - Class R Shares	$866,460
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	90,424
Net Asset Value Per Share	$9.58
Net Assets - Class S Shares	$1,542,684
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	161,063
Net Asset Value Per Share	$9.58
Net Assets - Class T Shares	$202,659,982
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,174,175
Net Asset Value Per Share	$9.57

(1) Includes cost of $1,838,862,518.

(2) Premiums paid of $64,136.

(3) Includes cost of $441,994,512.

(4) Premiums received $2,624,864.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Unconstrained Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Interest	$23,804,884
Dividends	1,754,696
Other income	349,891
Total Investment Income	25,909,471
Expenses:
Advisory fees	6,905,507
12b-1Distribution and shareholder servicing fees:
Class A Shares	146,629
Class C Shares	294,772
Class R Shares	1,807
Class S Shares	1,625
Transfer agent administrative fees and expenses:
Class D Shares	9,973
Class R Shares	904
Class S Shares	1,625
Class T Shares	270,479
Transfer agent networking and omnibus fees:
Class A Shares	24,138
Class C Shares	22,299
Class I Shares	337,862
Other transfer agent fees and expenses:
Class A Shares	5,888
Class C Shares	2,661
Class D Shares	2,840
Class I Shares	29,184
Class N Shares	102
Class S Shares	15
Class T Shares	1,649
Registration fees	119,013
Fund administration fees	87,846
Professional fees	59,347
Shareholder reports expense	48,423
Non-interested Trustees’ fees and expenses	36,631
Custodian fees	14,019
Other expenses	304,159
Total Expenses	8,729,397
Less: Excess Expense Reimbursement and Waivers	(12,186)
Net Expenses	8,717,211
Net Investment Income/(Loss)	17,192,260

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,791,143
Purchased options contracts	(3,022,615)
Purchased swaption contracts	(971,343)
Forward foreign currency exchange contracts	(367,824)
Futures contracts	(6,119,151)
Swap contracts	(3,669,511)
Written options contracts	24,695,637
Written swaption contracts	4,971,533
Total Net Realized Gain/(Loss) on Investments	18,307,869
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(10,967,248)
Purchased options contracts	(20,820)
Purchased swaption contracts	31,430
Forward foreign currency exchange contracts	110,519
Futures contracts	(11,519,158)
Swap contracts	(3,090,886)
Written options contracts	2,251,283
Written swaption contracts	615,483
Total Change in Unrealized Net Appreciation/Depreciation	(22,589,397)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,910,732

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Unconstrained Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$17,192,260	$38,300,342
Net realized gain/(loss) on investments	18,307,869	30,713,098
Change in unrealized net appreciation/depreciation	(22,589,397)	(5,505,668)
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,910,732	63,507,772
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,297,272)	(4,012,197)
Class C Shares	(447,124)	(1,745,506)
Class D Shares	(189,381)	(614,791)
Class I Shares	(21,764,235)	(59,109,961)
Class N Shares	(66,841)	(212,167)
Class R Shares	(6,423)	(11,231)
Class S Shares	(13,346)	(24,730)
Class T Shares	(2,449,970)	(7,701,907)
Total Dividends from Net Investment Income	(26,234,592)	(73,432,490)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(71,186)
Class C Shares	—	(30,970)
Class D Shares	—	(10,908)
Class I Shares	—	(1,048,757)
Class N Shares	—	(3,764)
Class R Shares	—	(199)
Class S Shares	—	(439)
Class T Shares	—	(136,651)
Total Return of Capital on Dividends from Net Investment Income	—	(1,302,874)
Net Decrease from Dividends and Distributions to Shareholders	(26,234,592)	(74,735,364)
Capital Share Transactions:
Class A Shares	(6,640,683)	39,124,407
Class C Shares	(549,525)	15,819,755
Class D Shares	(447,481)	2,555,247
Class I Shares	126,502,661	525,979,779
Class N Shares	(381,197)	1,507,602
Class R Shares	320,450	341,288
Class S Shares	482,007	531,778
Class T Shares	(13,286,423)	54,303,303
Net Increase/(Decrease) from Capital Share Transactions	105,999,809	640,163,159
Net Increase/(Decrease) in Net Assets	92,675,949	628,935,567
Net Assets:
Beginning of period	2,110,816,960	1,481,881,393
End of period	$2,203,492,909	$2,110,816,960

Undistributed Net Investment Income/(Loss)	$(9,796,265)	$(753,933)

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016		2015	2014(1)
Net Asset Value, Beginning of Period	$9.64	$9.70	$9.71		$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.19	0.18		0.09	—(3)
Net realized and unrealized gain/(loss)	(0.02)	0.14	0.06		(0.27)	0.01
Total from Investment Operations	0.05	0.33	0.24		(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.38)	(0.13)		(0.07)	—
Distributions (from capital gains)	—	—	—		—	—
Return of capital	—	(0.01)	(0.12)		(0.05)	—
Total Dividends and Distributions	(0.11)	(0.39)	(0.25)		(0.12)	—
Net Asset Value, End of Period	$9.58	$9.64	$9.70		$9.71	$10.01
Total Return*	0.48%	3.51%	2.54%		(1.86)%	0.10%
Net Assets, End of Period (in thousands)	$116,422	$123,769	$85,242		$82,298	$3,934
Average Net Assets for the Period (in thousands)	$117,172	$103,307	$81,615		$44,607	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.01%	1.01%		1.07%	5.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.01%	1.01%		1.07%	1.08%
Ratio of Net Investment Income/(Loss)	1.38%	1.94%	1.90%		0.93%	(0.36)%
Portfolio Turnover Rate	44%	145%	149%		107%	15%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.63	$9.69	$9.69	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.12	0.11	0.02	(0.01)
Net realized and unrealized gain/(loss)	(0.02)	0.14	0.07	(0.28)	0.02
Total from Investment Operations	0.01	0.26	0.18	(0.26)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.31)	(0.09)	(0.03)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.09)	(0.03)	—
Total Dividends and Distributions	(0.07)	(0.32)	(0.18)	(0.06)	—
Net Asset Value, End of Period	$9.57	$9.63	$9.69	$9.69	$10.01
Total Return*	0.11%	2.75%	1.87%	(2.59)%	0.10%
Net Assets, End of Period (in thousands)	$60,005	$60,913	$45,452	$51,993	$272
Average Net Assets for the Period (in thousands)	$60,949	$54,205	$45,549	$26,045	$126
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.75%	1.76%	1.80%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.73%	1.75%	1.76%	1.80%	1.83%
Ratio of Net Investment Income/(Loss)	0.63%	1.22%	1.12%	0.23%	(0.97)%
Portfolio Turnover Rate	44%	145%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.64	$9.70	$9.71	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.19	0.18	0.10	—(3)
Net realized and unrealized gain/(loss)	(0.02)	0.15	0.06	(0.27)	0.01
Total from Investment Operations	0.05	0.34	0.24	(0.17)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.39)	(0.13)	(0.08)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.11)	(0.40)	(0.25)	(0.13)	—
Net Asset Value, End of Period	$9.58	$9.64	$9.70	$9.71	$10.01
Total Return*	0.52%	3.55%	2.53%	(1.68)%	0.10%
Net Assets, End of Period (in thousands)	$16,078	$16,621	$14,162	$13,269	$254
Average Net Assets for the Period (in thousands)	$16,588	$15,427	$13,166	$7,698	$118
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.97%	1.01%	1.14%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.97%	1.01%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	1.45%	2.01%	1.92%	0.98%	(0.25)%
Portfolio Turnover Rate	44%	145%	149%	107%	15%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.64	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.21	0.21	0.12	—(3)
Net realized and unrealized gain/(loss)	(0.02)	0.15	0.07	(0.28)	0.01
Total from Investment Operations	0.06	0.36	0.28	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.41)	(0.15)	(0.09)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.13)	(0.06)	—
Total Dividends and Distributions	(0.12)	(0.42)	(0.28)	(0.15)	—
Net Asset Value, End of Period	$9.58	$9.64	$9.70	$9.70	$10.01
Total Return*	0.62%	3.79%	2.90%	(1.56)%	0.10%
Net Assets, End of Period (in thousands)	$1,800,884	$1,685,309	$1,168,251	$1,104,105	$3,935
Average Net Assets for the Period (in thousands)	$1,754,222	$1,409,826	$1,035,919	$731,773	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.74%	0.75%	0.76%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.75%	0.76%	0.83%
Ratio of Net Investment Income/(Loss)	1.63%	2.22%	2.15%	1.26%	(0.11)%
Portfolio Turnover Rate	44%	145%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.64	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.22	0.21	0.12	—(3)
Net realized and unrealized gain/(loss)	(0.02)	0.14	0.07	(0.28)	0.01
Total from Investment Operations	0.06	0.36	0.28	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.41)	(0.15)	(0.09)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.13)	(0.06)	—
Total Dividends and Distributions	(0.12)	(0.42)	(0.28)	(0.15)	—
Net Asset Value, End of Period	$9.58	$9.64	$9.70	$9.70	$10.01
Total Return*	0.63%	3.82%	2.93%	(1.58)%	0.10%
Net Assets, End of Period (in thousands)	$5,035	$5,444	$3,967	$3,099	$50
Average Net Assets for the Period (in thousands)	$5,344	$5,122	$3,265	$1,667	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.71%	0.73%	0.77%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.71%	0.73%	0.77%	0.83%
Ratio of Net Investment Income/(Loss)	1.67%	2.25%	2.22%	1.22%	(0.11)%
Portfolio Turnover Rate	44%	145%	149%	107%	15%

Class R Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(4)
Net Asset Value, Beginning of Period	$9.64	$9.70	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.14	0.15	0.03
Net realized and unrealized gain/(loss)	(0.01)	0.15	0.06	(0.26)
Total from Investment Operations	0.03	0.29	0.21	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.34)	(0.11)	(0.04)
Distributions (from capital gains)	—	—	—	—
Return of capital	—	(0.01)	(0.10)	(0.03)
Total Dividends and Distributions	(0.09)	(0.35)	(0.21)	(0.07)
Net Asset Value, End of Period	$9.58	$9.64	$9.70	$9.70
Total Return*	0.26%	3.05%	2.15%	(2.31)%
Net Assets, End of Period (in thousands)	$866	$551	$211	$50
Average Net Assets for the Period (in thousands)	$715	$343	$162	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.47%	1.46%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.47%	1.46%	1.49%
Ratio of Net Investment Income/(Loss)	0.92%	1.42%	1.56%	0.71%
Portfolio Turnover Rate	44%	145%	149%	107%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from February 6, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Unconstrained Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.63	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.17	0.17	0.07	(0.01)
Net realized and unrealized gain/(loss)	(0.01)	0.14	0.07	(0.28)	0.02
Total from Investment Operations	0.05	0.31	0.24	(0.21)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.37)	(0.13)	(0.06)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.11)	(0.04)	—
Total Dividends and Distributions	(0.10)	(0.38)	(0.24)	(0.10)	—
Net Asset Value, End of Period	$9.58	$9.63	$9.70	$9.70	$10.01
Total Return*	0.50%	3.24%	2.51%	(2.13)%	0.10%
Net Assets, End of Period (in thousands)	$1,543	$1,071	$541	$487	$50
Average Net Assets for the Period (in thousands)	$1,290	$716	$463	$288	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.21%	1.23%	1.36%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.17%	1.14%	1.36%	1.33%
Ratio of Net Investment Income/(Loss)	1.20%	1.75%	1.79%	0.71%	(0.61)%
Portfolio Turnover Rate	44%	145%	149%	107%	15%

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.63	$9.69	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.19	0.18	0.10	—(3)
Net realized and unrealized gain/(loss)	(0.02)	0.15	0.07	(0.28)	0.01
Total from Investment Operations	0.05	0.34	0.25	(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.39)	(0.14)	(0.08)	—
Distributions (from capital gains)	—	—	—	—	—
Return of capital	—	(0.01)	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.11)	(0.40)	(0.26)	(0.13)	—
Net Asset Value, End of Period	$9.57	$9.63	$9.69	$9.70	$10.01
Total Return*	0.51%	3.58%	2.60%	(1.80)%	0.10%
Net Assets, End of Period (in thousands)	$202,660	$217,138	$164,055	$195,190	$3,949
Average Net Assets for the Period (in thousands)	$215,937	$193,689	$173,502	$118,182	$3,938
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%	0.98%	1.01%	5.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.94%	0.94%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	1.44%	2.02%	1.92%	0.99%	(0.36)%
Portfolio Turnover Rate	44%	145%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

28	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Unconstrained Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Janus Investment Fund	29

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

30	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Janus Investment Fund	31

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

32	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Janus Investment Fund	33

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the period, the Fund purchased call options on various equity index futures for the purpose of increasing exposure to broad equity risk.

During the period, the Fund purchased put options on various equity index futures for the purpose of decreasing exposure to broad equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the period, the Fund purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Fund purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

There were no swaptions held at December 31, 2017.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

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Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage

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Notes to Financial Statements (unaudited)

portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$46,761	$(46,761)	$—	$—
Barclays Capital, Inc.	11,588	(11,588)	—	—
BNP Paribas	10,399	(10,399)	—	—
JPMorgan Chase & Co.	368,107	(290,082)	—	78,025
Morgan Stanley	65,794	(65,794)	—	—

Total	$502,649	$(424,624)	$—	$78,025

Janus Investment Fund	41

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$66,705	$(46,761)	$—	$19,944
Barclays Capital, Inc.	1,810,245	(11,588)	(1,430,000)	368,657
BNP Paribas	65,068	(10,399)	—	54,669
JPMorgan Chase & Co.	290,082	(290,082)	—	—
Morgan Stanley	252,782	(65,794)	—	186,988

Total	$2,484,882	$(424,624)	$(1,430,000)	$630,258
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no

42	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries

Janus Investment Fund	43

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All

44	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $32,594.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $16,556.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(11,046,971)	$ -	$ (11,046,971)

Janus Investment Fund	45

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,838,954,837	$ 3,110,371	$(20,302,721)	$ (17,192,350)

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (89,107,940)	$ 3,617,309	$(16,774,514)	$ (13,157,205)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

46	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,065,521	$ 19,949,744	8,401,336	$ 81,121,105
Reinvested dividends and distributions	114,155	1,100,763	376,925	3,637,203
Shares repurchased	(2,869,830)	(27,691,190)	(4,724,423)	(45,633,901)
Net Increase/(Decrease)	(690,154)	$ (6,640,683)	4,053,838	$ 39,124,407
Class C Shares:
Shares sold	1,009,587	$ 9,736,329	3,277,443	$ 31,648,017
Reinvested dividends and distributions	38,212	368,027	141,056	1,359,332
Shares repurchased	(1,104,871)	(10,653,881)	(1,782,452)	(17,187,594)
Net Increase/(Decrease)	(57,072)	$ (549,525)	1,636,047	$ 15,819,755
Class D Shares:
Shares sold	122,040	$ 1,178,053	644,432	$ 6,234,901
Reinvested dividends and distributions	18,821	181,554	61,873	597,197
Shares repurchased	(187,236)	(1,807,088)	(441,820)	(4,276,851)
Net Increase/(Decrease)	(46,375)	$ (447,481)	264,485	$ 2,555,247
Class I Shares:
Shares sold	26,877,946	$259,473,415	71,046,335	$686,421,654
Reinvested dividends and distributions	1,814,673	17,497,738	5,083,087	49,050,722
Shares repurchased	(15,585,471)	(150,468,492)	(21,704,495)	(209,492,597)
Net Increase/(Decrease)	13,107,148	$126,502,661	54,424,927	$525,979,779
Class N Shares:
Shares sold	(15,559)	$ (149,581)	455,851	$ 4,398,109
Reinvested dividends and distributions	6,868	66,238	22,284	215,035
Shares repurchased	(30,738)	(297,854)	(322,233)	(3,105,542)
Net Increase/(Decrease)	(39,429)	$ (381,197)	155,902	$ 1,507,602
Class R Shares:
Shares sold	48,173	$ 465,013	52,957	$ 510,943
Reinvested dividends and distributions	666	6,423	1,176	11,336
Shares repurchased	(15,627)	(150,986)	(18,702)	(180,991)
Net Increase/(Decrease)	33,212	$ 320,450	35,431	$ 341,288
Class S Shares:
Shares sold	54,402	$ 525,288	71,213	$ 685,563
Reinvested dividends and distributions	1,385	13,346	2,599	25,069
Shares repurchased	(5,881)	(56,627)	(18,416)	(178,854)
Net Increase/(Decrease)	49,906	$ 482,007	55,396	$ 531,778
Class T Shares:
Shares sold	3,418,930	$ 32,966,168	14,822,307	$143,077,272
Reinvested dividends and distributions	250,687	2,415,101	795,295	7,666,971
Shares repurchased	(5,047,629)	(48,667,692)	(9,994,384)	(96,440,940)
Net Increase/(Decrease)	(1,378,012)	$ (13,286,423)	5,623,218	$ 54,303,303

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$904,402,087	$1,062,559,298	$ -	$ -

Janus Investment Fund	47

Janus Henderson Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

48	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	49

Janus Henderson Global Unconstrained Bond Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	59

Janus Henderson Global Unconstrained Bond Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

60	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	61

Janus Henderson Global Unconstrained Bond Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

62	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	63

Janus Henderson Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

64	DECEMBER 31, 2017

Janus Henderson Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93024 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Government Money Market Fund

Janus Investment Fund

Janus Henderson Government Money Market Fund

Janus Henderson Government Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended December 31, 2017		Class D Shares(1)
Class D Shares(1)		With Reimbursement	0.61%
Fiscal Year-to-Date	0.27%	Without Reimbursement	0.61%
1 Year	0.32%	Class T Shares
5 Year	0.07%	With Reimbursement	0.59%
10 Year	0.22%	Without Reimbursement	0.59%
Since Inception (February 14, 1995)	2.21%	Expense Ratios
Class T Shares		Per the October 27, 2017 prospectuses
Fiscal Year-to-Date	0.26%	Class D Shares(1)
1 Year	0.30%	Total Annual Fund Operating Expenses	0.68%
5 Year	0.06%	Class T Shares
10 Year	0.22%	Total Annual Fund Operating Expenses	0.71%
Since Inception (February 14, 1995)	2.21%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

Effective 7/3/17, David Spilsted and Garrett Strum are Co-Portfolio Managers of the Fund.

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class D Shares	$1,000.00	$1,002.70	$2.93	$1,000.00	$1,022.28	$2.96	0.58%
Class T Shares	$1,000.00	$1,002.60	$3.03	$1,000.00	$1,022.18	$3.06	0.60%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2017

Principal Amounts		Value
U.S. Government Agency Notes – 52.6%
Fannie Mae Discount Notes:
0.8557%, 1/2/18	$3,000,000	$3,000,000
Federal Home Loan Bank Discount Notes:
0.8557%, 1/2/18	3,000,000	3,000,000
1.0620%, 1/3/18	3,000,000	2,999,912
0.5570%, 1/5/18	3,000,000	2,999,727
0.8249%, 1/9/18	3,000,000	2,999,317
0.8648%, 1/10/18	3,000,000	2,999,272
0.9250%, 1/12/18	3,000,000	2,999,080
1.0093%, 1/16/18	3,000,000	2,998,727
1.0249%, 1/17/18	3,000,000	2,998,628
1.0498%, 1/19/18	3,000,000	2,998,242
1.0906%, 1/23/18	3,000,000	2,998,021
1.0975%, 1/24/18	3,000,000	2,997,954
1.1052%, 1/25/18	3,000,000	2,997,966
1.1123%, 1/26/18	3,000,000	2,997,738
1.1405%, 1/31/18	3,000,000	2,997,435
1.1722%, 2/1/18	3,000,000	2,997,155
1.1770%, 2/2/18	3,000,000	2,997,246
1.1891%, 2/5/18	3,000,000	2,996,535
1.2106%, 2/12/18	3,000,000	2,995,839
1.2135%, 2/13/18	3,000,000	2,995,621
1.2162%, 2/14/18	3,200,000	3,195,188
1.2181%, 2/15/18	3,000,000	2,995,341
1.3100%, 2/16/18	3,000,000	2,995,548
1.2292%, 2/20/18	3,000,000	2,994,987
1.2327%, 2/22/18	3,000,000	2,994,473
1.2347%, 2/23/18	3,000,000	2,994,330
1.2407%, 2/27/18	3,000,000	2,993,931
1.2424%, 2/28/18	3,000,000	2,993,941
1.2740%, 3/2/18	3,000,000	2,993,558
		84,115,712
FHLMC Multifamily VRD Certificates Taxable:
1.6100%, 1/15/42‡	5,676,234	5,676,102
Freddie Mac Discount Notes:
1.1959%, 2/7/18	3,000,000	2,996,756
1.2020%, 2/9/18	3,000,000	2,996,448
		5,993,204
Total U.S. Government Agency Notes (cost $98,785,018)		98,785,018
Variable Rate Demand Agency Notes‡ – 31.9%
AE REALTY LLC, 1.5600%, 10/1/23	580,000	580,000
Clearwater Solutions LLC, 1.6700%, 9/1/21	625,000	625,000
Cypress Bend Real Estate Development Co LLC, 1.5600%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc, 1.5600%, 12/1/22	1,650,000	1,650,000
Greer Family LLC, 1.5600%, 8/1/31	3,000,000	3,000,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
1.5600%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 1.6600%, 6/3/47	2,845,000	2,845,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 1.5600%, 4/1/36	6,425,000	6,425,000
Lake Nona Trust, 1.5600%, 10/1/44	2,900,000	2,900,000
Mesivta Yeshiva Rabbi Chaim Berlin, 1.5637%, 11/1/35	9,185,000	9,185,000
Mississippi Business Finance Corp, 1.6500%, 9/1/21	1,170,000	1,170,000
Mississippi Business Finance Corp, 1.6500%, 1/1/34	3,255,000	3,255,000
Mississippi Business Finance Corp, 1.6500%, 8/1/34	3,825,000	3,825,000
Mississippi Business Finance Corp, 1.6500%, 12/1/35	3,200,000	3,200,000
Phenix City Downtown Redevelopment Authority, 1.5600%, 2/1/33	3,790,000	3,790,000
Thomas H Turner Family Irrevocably Trust, 1.5600%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 1.5600%, 10/3/22	1,365,000	1,365,000
Total Variable Rate Demand Agency Notes (cost $59,815,000)		59,815,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2017

Principal Amounts		Value
Repurchase Agreements(a) – 15.5%
Undivided interest of 5.3% in a joint repurchase agreement (principal amount $550,000,000 with a maturity value of $550,077,000) with RBC Capital Markets Corp., 1.2600%, dated 12/29/17, maturing 1/2/18 to be repurchased at $29,204,088 collateralized by $534,387,935 in U.S. Government Agencies 1.5920% - 6.9725%, 4/15/27 - 1/1/48 with a value of $561,078,540 (cost $29,200,000)	$29,200,000	$29,200,000
Total Investments (total cost $187,800,018) – 100.0%		187,800,018
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(30,249)
Net Assets – 100%		$187,769,769

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2017.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
U.S. Government Agency Notes	$-	$98,785,018	$-
Variable Rate Demand Agency Notes	-	59,815,000	-
Repurchase Agreements	-	29,200,000	-
Total Assets	$-	$187,800,018	$-

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Assets:
Investments, at value(1)	$158,600,018
Repurchase agreements, at value(2)	29,200,000
Cash	77,134
Non-interested Trustees' deferred compensation	3,588
Receivables:
Fund shares sold	638,441
Interest	83,789
Total Assets	188,602,970
Liabilities:
Payables:	—
Fund shares repurchased	720,360
Administration services fees	77,409
Advisory fees	16,798
Professional fees	12,973
Non-interested Trustees' deferred compensation fees	3,588
Non-interested Trustees' fees and expenses	1,397
Dividends	550
Accrued expenses and other payables	126
Total Liabilities	833,201
Net Assets	$187,769,769
Net Assets Consist of:
Capital (par value and paid-in surplus)	$187,772,104
Undistributed net investment income/(loss)	(2,973)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	638
Total Net Assets	$187,769,769
Net Assets - Class D Shares	$179,781,217
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179,796,026
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$7,988,552
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,988,950
Net Asset Value Per Share	$1.00

(1) Includes cost of $158,600,018. (2) Includes cost of repurchase agreements of $29,200,000.

See Notes to Financial Statements.

6	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Interest	$1,102,708
Total Investment Income	1,102,708
Expenses:
Advisory fees	195,109
Administration services fees:
Class D Shares	429,562
Class T Shares	20,024
Professional fees	23,145
Non-interested Trustees’ fees and expenses	3,137
Total Expenses	670,977
Less: Excess Expense Reimbursement and Waivers	(97,555)
Net Expenses	573,422
Net Investment Income/(Loss)	529,286
Net Increase/(Decrease) in Net Assets Resulting from Operations	$529,286

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$529,286	$99,210
Net Increase/(Decrease) in Net Assets Resulting from Operations	529,286	99,210
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(507,485)	(96,071)
Class T Shares	(21,801)	(3,135)
Net Decrease from Dividends and Distributions to Shareholders	(529,286)	(99,206)
Capital Share Transactions:
Class D Shares	20,448	18,991,338
Class T Shares	530,213	3,843,952
Net Increase/(Decrease) from Capital Share Transactions	550,661	22,835,290
Net Increase/(Decrease) in Net Assets	550,661	22,835,294
Net Assets:
Beginning of period	187,219,108	164,383,814
End of period	$187,769,769	$187,219,108

Undistributed Net Investment Income/(Loss)	$(2,973)	$(2,973)

See Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)		—(1)(2)	—(1)(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)		—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—		—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	—		—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	—	—	—		—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return*	0.27%	0.05%	0.00%		0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$179,781	$179,761	$160,769		$150,121	$165,245	$175,179
Average Net Assets for the Period (in thousands)	$186,269	$181,337	$155,300		$157,321	$169,002	$178,560
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.68%		0.69%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.58%	0.28%		0.13%	0.12%	0.18%
Ratio of Net Investment Income/(Loss)	0.54%	0.05%	0.00%(3)		0.00%(3)	0.00%(3)	0.00%(3)
				1

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)	—(1)(2)	—(1)(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	—	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.26%	0.04%	0.00%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$7,989	$7,458	$3,614	$3,091	$3,406	$6,569
Average Net Assets for the Period (in thousands)	$8,310	$8,190	$3,323	$3,611	$6,393	$5,526
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.71%	0.70%	0.71%	0.70%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.61%	0.29%	0.13%	0.12%	0.18%
Ratio of Net Investment Income/(Loss)	0.52%	0.04%	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

10	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

12	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

RBC Capital Markets Corp	$29,200,000	$—	$(29,200,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the

14	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

5. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	71,726,171	$71,726,171	171,894,845	$171,894,845
Reinvested dividends and distributions	497,097	497,097	94,027	94,027
Shares repurchased	(72,202,820)	(72,202,820)	(152,997,534)	(152,997,534)
Net Increase/(Decrease)	20,448	$ 20,448	18,991,338	$ 18,991,338
Class T Shares:
Shares sold	4,486,803	$ 4,486,803	16,585,656	$ 16,585,656
Reinvested dividends and distributions	21,649	21,649	3,095	3,095
Shares repurchased	(3,978,239)	(3,978,239)	(12,744,799)	(12,744,799)
Net Increase/(Decrease)	530,213	$ 530,213	3,843,952	$ 3,843,952

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	15

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525- 3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

16	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	17

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the

18	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	19

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	21

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

Janus Investment Fund	23

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

24	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

Janus Investment Fund	25

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

Janus Investment Fund	27

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	29

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	31

Janus Henderson Government Money Market Fund

Notes

NotesPage1

32	DECEMBER 31, 2017

Janus Henderson Government Money Market Fund

Notes

NotesPage2

Janus Investment Fund	33

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93025 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

Janus Henderson High-Yield Fund (unaudited)

FUND SNAPSHOT

The Fund’s core high-yield strategy seeks strong, risk-adjusted results by investing in transformational balance sheet opportunities. Driven by a fundamentally based investment process, this dynamic, risk-aware approach seeks to temper the downside risks associated with the high-yield asset class over a full market cycle.

Seth Meyer co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2017, the Janus Henderson High-Yield Fund’s Class I Shares returned 2.50%, compared with 2.45% for its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

MARKET ENVIRONMENT

The period started off relatively tranquil, with generally solid corporate earnings and the economy humming along at its slow, but steady pace. High-yield spreads gradually compressed. In August, the Trump administration’s general lack of reform progress and escalating tensions between the U.S. and North Korea brought on brief hesitation. Greater-than-expected supply and fundamental headwinds in some of high yield’s largest sectors caused another pullback in November. Overall, however, positive earnings data, strengthening fundamentals and an upward trajectory in global growth supported the asset class. Late in the period, the passage of tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped spreads tighten further. Energy issuers, propelled by climbing oil prices, led the Bloomberg Barclays U.S. Corporate High-Yield Bond Index higher. Many communications issuers generated negative returns amid fundamental headwinds.

Investors agreed that the Federal Reserve’s (Fed) measured pace to monetary policy normalization would continue under Jerome Powell, the nominee for the next Fed chairman. At its December meeting, the Fed took another step along the normalization path and raised its benchmark rate for the third time in 2017. It also began normalizing its balance sheet late in the period. The Treasury curve flattened. Fed-driven volatility pushed shorter-dated yields higher and the yield on the 30-year bond fell amid investors’ reach for yield. The 5-year Treasury note yield closed December at 2.21%, compared with 1.89% at the end of June.

PERFORMANCE DISCUSSION

The Fund performed in line with its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, during the six-month period. While we leveraged intra-period volatility to put capital to work, we remained focused on managing idiosyncratic risk and emphasizing a diversified portfolio. At the sector level, we reduced our allocations to sectors exhibiting weak fundamentals, including retailers, health care and independent energy. We took advantage of dislocations in cable satellite communications to increase exposure to companies that we believe continue to exhibit solid fundamentals. Momentum in global growth, which should support commodity prices, led us to increase our exposure to the metals and mining sector.

Our security selection contributed positively to relative performance. We continued to emphasize issuers with consistent free cash flow that can generate more income than the index, and spread carry further supported results. Carry is a measure of excess income generated by the Fund’s holdings.

At the credit sector level, pharmaceuticals and midstream energy were among relative contributors, largely due to security selection. Wireline communications led sector contributors. Outperformance was largely due to our underweight allocation. We believe many legacy wireline issuers will continue to be challenged as consumers favor mobile communication over home phones and land lines. Security avoidance in the troubled sector, specifically our decision to close our position in Frontier Communications, proved beneficial. Frontier tendered for bonds during the second quarter of 2017, and we closed out our position in the third quarter. The company has built a conglomerate of legacy wireline assets, which we do not believe is a sustainable approach to the industry. Negative sentiment surrounded Frontier late in the period amid continued loss of broadband subscriptions.

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

Positioning in Golden Nugget, a subsidiary of Landry’s Inc., also aided relative performance. Negative sentiment surrounded the dining, hospitality and gaming company after owner Tilman Fertitta utilized the company’s capital structure to purchase the Houston Rockets early in the period. The landfall of back-to-back hurricanes in the U.S. which impacted areas the company is significantly exposed to further weighed on sentiment. We took advantage of the dislocation and added to our position at very attractive levels. Our overweight position supported relative performance, as the company’s fundamentals have since been strong, aided by solid same-store sales. A new hotel tower at its Lake Charles, Louisiana, resort also helped drive gaming revenues higher.

In a generally risk-on environment, our cash balance detracted from relative results. Cash is not used as a strategy within the Fund, but is a residual of our bottom-up, fundamental investment process. An out-of-index allocation to bank loans also weighed on performance. This was due in part to a position in Serta Simmons. Serta, one of the world’s leading providers of mattresses, was mired in negative sentiment as a result of its strategic partnership with retailer Mattress Firm, a subsidiary of Steinhoff International. Potentially fraudulent accounting practices created turmoil for Steinhoff late in the period, which called into question the long-term viability of Mattress Firm. Investor concerns flowed through to Serta. Although Serta is well insulated from Steinhoff, fundamentals could be significantly impacted if Mattress Firm’s challenges grow. We exited the position.

Relative sector detractors included banking, supermarkets and transportation services. Within banking, relative weakness was due to our significant underweight in a sector that performed well. Our overweight allocation in the troubled supermarket sector detracted, as many issuers continue to struggle with increased competition and online threats. Underperformance in transportation services was largely a result of our position in Eletson Holdings. We expected the shipping company, which transports oil and gas products, to benefit from a tighter shipping market and the world’s growing demand for oil. However, a number of oil-rich countries have intentionally drawn on inventories, reducing the movement of product from port to port. While our first lien positon was sufficiently backed by Eletson’s ships, we were concerned with the company’s near-term liquidity and exited the position.

DERIVATIVES USAGE

The Fund may invest in derivatives that have characteristics similar to the securities in which the Fund directly invests. The Fund’s exposure to derivatives will vary. During the period, the Fund invested in credit default swaps which are used to increase or decrease the Fund’s exposure to a particular market. During the period, our use of derivatives contributed to relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We anticipate growth will remain firm and inflation subdued in 2018. The Fed will likely raise interest rates two to three times as a result. We expect range-bound but moderately higher Treasury yields and a flatter curve. The front end of the curve should rise as the Fed hikes, while a cautious Fed, investors’ demand for yield and growth without inflation should push long-term yields lower. However, we are mindful that a more aggressive than expected tightening path could present significant risk to high yield in 2018. In particular, the highest tier of high-yield issuers has experienced dramatic spread tightening in recent months, and spreads may not be wide enough to handle an aggressive push in rates by the Fed.

We are otherwise optimistic for high-yield corporate credit. Steady U.S. economic growth, continued strength in company earnings and minimal defaults should all be supportive of the asset class. We anticipate a benign new issue calendar, which should also prove beneficial. Catalysts for significant spread tightening will, however, be limited in our view, and carry will likely be the primary driver of returns. Given rich valuations and the asymmetric risk profile of credit investing, security avoidance will be critical. We intend to remain nimble, selling risk when we have the chance and capitalizing on dislocated valuations when opportunities arise.

Our analysts continue to seek out issuers with transformational balance sheet stories, and we remain focused on companies with consistent free cash flow that can generate excess carry versus the index. Our approach reflects our objective of delivering a less-volatile client experience within the high-yield asset class.

Thank you for your investment in Janus Henderson High-Yield Fund.

2	DECEMBER 31, 2017

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

December 31, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	4.99%	4.99%
Class C Shares**	4.27%	4.27%
Class D Shares	5.23%	5.23%
Class I Shares	5.33%	5.33%
Class N Shares	5.38%	5.38%
Class R Shares	4.60%	4.60%
Class S Shares	4.86%	4.88%
Class T Shares	5.13%	5.13%
Weighted Average Maturity		6.4 Years
Average Effective Duration***		3.8 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	3.5%
BB	23.7%
B	50.2%
CCC	11.6%
Not Rated	6.6%
Other	4.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	87.1%
Asset-Backed/Commercial Mortgage-Backed Securities	3.9%
Bank Loans and Mezzanine Loans	2.9%
Investment Companies	2.6%
Common Stocks	1.0%
Preferred Stocks	0.5%
Other	2.0%
100.0%

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017						per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	2.34%	5.94%	4.85%	6.93%	7.39%	1.00%
Class A Shares at MOP	-2.48%	0.92%	3.84%	6.41%	7.15%
Class C Shares at NAV	1.99%	5.23%	4.12%	6.18%	6.63%	1.71%
Class C Shares at CDSC	1.00%	4.23%	4.12%	6.18%	6.63%
Class D Shares(1)	2.45%	6.18%	5.07%	7.14%	7.50%	0.77%
Class I Shares	2.50%	6.16%	5.16%	7.06%	7.46%	0.67%
Class N Shares	2.53%	6.34%	5.24%	7.06%	7.46%	0.62%
Class R Shares	2.14%	5.42%	4.44%	6.49%	6.92%	1.38%
Class S Shares	2.27%	5.70%	4.72%	6.77%	7.18%	1.12%
Class T Shares	2.40%	6.09%	4.98%	7.06%	7.46%	0.87%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	2.45%	7.50%	5.78%	8.03%	7.23%
Morningstar Quartile - Class T Shares	-	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	-	496/732	244/611	157/482	15/205

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2017

Janus Henderson High-Yield Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 29, 1995

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,023.40	$5.10	$1,000.00	$1,020.16	$5.09	1.00%
Class C Shares	$1,000.00	$1,019.90	$8.50	$1,000.00	$1,016.79	$8.49	1.67%
Class D Shares	$1,000.00	$1,024.50	$3.93	$1,000.00	$1,021.32	$3.92	0.77%
Class I Shares	$1,000.00	$1,025.00	$3.47	$1,000.00	$1,021.78	$3.47	0.68%
Class N Shares	$1,000.00	$1,025.30	$3.32	$1,000.00	$1,021.93	$3.31	0.65%
Class R Shares	$1,000.00	$1,021.40	$7.03	$1,000.00	$1,018.25	$7.02	1.38%
Class S Shares	$1,000.00	$1,022.70	$5.71	$1,000.00	$1,019.56	$5.70	1.12%
Class T Shares	$1,000.00	$1,024.00	$4.39	$1,000.00	$1,020.87	$4.38	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 3.9%
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$11,147,063	$10,844,693
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	17,561,000	17,050,737
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	5,922,964	5,887,052
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	7,366,312	6,823,148
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	9,786,404	8,884,370
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.8046%, 6/10/27 (144A)‡	11,037,000	10,467,176
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	2,477,689	2,548,513
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	12,534,249	11,797,360
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $74,431,390)		74,303,049
Bank Loans and Mezzanine Loans – 2.9%
Basic Industry – 1.1%
Blackhawk Mining LLC, ICE LIBOR USD + 9.5000%, 10.8900%, 2/17/22	10,304,648	8,800,169
Oxbow Energy Solutions LLC, ICE LIBOR USD + 7.0000%, 10.5000%, 1/17/20	12,110,000	12,110,000
		20,910,169
Capital Goods – 0.2%
Ozark Holdings Inc, ICE LIBOR USD + 4.7500%, 7.2500%, 7/3/23	4,467,073	4,467,073
Consumer Cyclical – 0.5%
Casablanca US Holdings Inc, ICE LIBOR USD + 9.0000%, 10.3801%, 3/31/25	9,931,000	10,079,965
Consumer Non-Cyclical – 0.4%
Moran Foods LLC, ICE LIBOR USD + 6.0000%, 7.5690%, 12/5/23 (144A)	8,359,198	6,609,033
Energy – 0.7%
Chesapeake Energy Corp, ICE LIBOR USD + 7.5000%, 8.9540%, 8/23/21	10,122,000	10,759,686
Chief Exploration & Development LLC,
ICE LIBOR USD + 6.5000%, 7.9586%, 5/16/21	2,150,000	2,110,591
		12,870,277
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, ICE LIBOR USD + 8.2500%, 9.6301%, 11/4/22	622,298	620,742
Total Bank Loans and Mezzanine Loans (cost $57,319,592)		55,557,259
Corporate Bonds – 87.1%
Basic Industry – 8.2%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	14,617,000	15,420,935
Allegheny Technologies Inc, 5.9500%, 1/15/21	2,489,000	2,538,780
Allegheny Technologies Inc, 7.8750%, 8/15/23	11,928,000	12,889,635
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp,
7.5000%, 5/1/25 (144A)	10,273,000	10,915,062
CF Industries Inc, 4.9500%, 6/1/43	9,824,000	9,283,680
CF Industries Inc, 5.3750%, 3/15/44	4,618,000	4,560,275
Constellium NV, 6.6250%, 3/1/25 (144A)	10,148,000	10,693,455
Ferroglobe PLC / Globe Specialty Metals Inc, 9.3750%, 3/1/22 (144A)	17,571,000	18,932,752
First Quantum Minerals Ltd, 7.2500%, 5/15/22 (144A)	9,409,000	9,863,455
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	5,176,000	5,577,140
Freeport-McMoRan Inc, 4.5500%, 11/14/24	9,966,000	10,132,432
Freeport-McMoRan Inc, 5.4500%, 3/15/43	5,005,000	4,998,744
HB Fuller Co, 4.0000%, 2/15/27	8,191,000	7,760,973
Hudbay Minerals Inc, 7.6250%, 1/15/25 (144A)	5,529,000	6,054,255
Kissner Holdings LP / Kissner Milling Co Ltd / BSC Holding Inc / Kissner USA,
8.3750%, 12/1/22 (144A)	5,208,000	5,260,080
Mercer International Inc, 5.5000%, 1/15/26 (144A)	2,954,000	2,998,310
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	9,762,000	10,091,467
Platform Specialty Products Corp, 5.8750%, 12/1/25 (144A)	4,206,000	4,174,455
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,911,000	3,289,430
		155,435,315
Capital Goods – 9.4%
Arconic Inc, 5.9500%, 2/1/37	9,645,000	10,488,937
ARD Finance SA, 7.1250%, 9/15/23	11,811,000	12,342,495
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
7.2500%, 5/15/24 (144A)	$16,079,000	$17,506,011
Ball Corp, 5.2500%, 7/1/25	7,146,000	7,771,275
Beacon Escrow Corp, 4.8750%, 11/1/25 (144A)	5,052,000	5,070,945
Engility Corp, 8.8750%, 9/1/24	13,276,000	14,188,725
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	9,305,000	10,026,138
James Hardie International Finance DAC, 5.0000%, 1/15/28 (144A)	4,187,000	4,218,403
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	387,000	448,920
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)	2,209,000	2,341,540
OI European Group BV, 4.0000%, 3/15/23 (144A)	6,827,000	6,836,216
RBS Global Inc / Rexnord LLC, 4.8750%, 12/15/25 (144A)	9,600,000	9,696,000
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
7.0000%, 7/15/24 (144A)	18,608,000	19,929,168
Ritchie Bros Auctioneers Inc, 5.3750%, 1/15/25 (144A)	6,107,000	6,305,478
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	13,392,000	14,831,640
Summit Materials LLC / Summit Materials Finance Corp,
5.1250%, 6/1/25 (144A)	4,833,000	4,929,660
TransDigm Inc, 6.5000%, 7/15/24	9,778,000	10,022,450
TransDigm Inc, 6.3750%, 6/15/26	4,736,000	4,801,120
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	15,288,000	17,199,000
		178,954,121
Communications – 17.8%
Altice Financing SA, 6.6250%, 2/15/23 (144A)†	15,724,000	16,464,600
Altice Finco SA, 7.6250%, 2/15/25 (144A)	12,872,000	13,097,260
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	5,810,000	5,693,800
Altice Luxembourg SA, 7.6250%, 2/15/25 (144A)	4,961,000	4,750,158
Block Communications Inc, 6.8750%, 2/15/25 (144A)	10,629,000	11,133,877
Cablevision Systems Corp, 5.8750%, 9/15/22	12,248,000	12,064,280
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 5/1/25 (144A)	4,781,000	4,925,960
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)†	16,355,000	16,109,675
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	24,686,000	24,007,135
CenturyLink Inc, 7.5000%, 4/1/24	15,121,000	15,083,197
Cequel Communications Holdings I LLC / Cequel Capital Corp,
7.7500%, 7/15/25 (144A)	9,156,000	9,796,920
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	20,100,000	20,426,625
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	8,084,000	9,104,605
DISH DBS Corp, 7.7500%, 7/1/26	4,390,000	4,614,988
Intelsat Jackson Holdings SA, 5.5000%, 8/1/23	8,009,000	6,547,358
Intelsat Jackson Holdings SA, 8.0000%, 2/15/24 (144A)	4,829,000	5,082,523
Lions Gate Entertainment Corp, 5.8750%, 11/1/24 (144A)	13,472,000	14,229,800
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance,
7.8750%, 5/15/24 (144A)	4,384,000	4,329,200
Netflix Inc, 5.7500%, 3/1/24	2,475,000	2,632,781
Netflix Inc, 4.3750%, 11/15/26	2,522,000	2,465,255
Netflix Inc, 4.8750%, 4/15/28 (144A)	4,825,000	4,728,500
Nexstar Broadcasting Inc, 5.6250%, 8/1/24 (144A)†	7,299,000	7,536,218
Salem Media Group Inc, 6.7500%, 6/1/24 (144A)	3,265,000	3,248,675
SFR Group SA, 6.2500%, 5/15/24 (144A)	1,765,000	1,769,413
SFR Group SA, 7.3750%, 5/1/26 (144A)	21,558,000	22,204,740
Sinclair Television Group Inc, 5.8750%, 3/15/26 (144A)	4,630,000	4,815,200
Sinclair Television Group Inc, 5.1250%, 2/15/27 (144A)	7,414,000	7,349,128
Sprint Corp, 7.1250%, 6/15/24	23,878,000	24,295,865
Telenet Finance Luxembourg Notes Sarl, 5.5000%, 3/1/28 (144A)	14,400,000	14,364,000
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	10,226,000	9,995,915
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	9,200,000	9,706,000
UPCB Finance IV Ltd, 5.3750%, 1/15/25 (144A)	9,639,000	9,705,509
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	14,952,000	15,251,040
		337,530,200
Consumer Cyclical – 16.6%
AMC Entertainment Holdings Inc, 5.8750%, 2/15/22	2,966,000	3,010,490

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
AMC Entertainment Holdings Inc, 5.8750%, 11/15/26	$5,967,000	$5,892,413
AMC Entertainment Holdings Inc, 6.1250%, 5/15/27	4,122,000	4,091,085
American Axle & Manufacturing Inc, 6.2500%, 4/1/25 (144A)	7,186,000	7,563,265
American Tire Distributors Inc, 10.2500%, 3/1/22 (144A)	9,379,000	9,660,370
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	3,408,000	3,471,900
Brinker International Inc, 5.0000%, 10/1/24 (144A)	5,053,000	5,103,530
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope,
8.0000%, 10/1/20	13,854,000	14,165,715
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope,
11.0000%, 10/1/21	5,501,000	5,829,685
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	4,180,000	4,289,725
Century Communities Inc, 6.8750%, 5/15/22	19,402,000	20,372,100
Century Communities Inc, 5.8750%, 7/15/25	9,647,000	9,695,235
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	2,803,000	2,971,180
Delphi Technologies PLC, 5.0000%, 10/1/25 (144A)	14,204,000	14,381,550
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	19,417,000	19,756,797
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	30,436,311	31,958,511
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)†	20,410,000	21,507,037
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	7,087,000	7,459,068
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 10.2500%, 11/15/22 (144A)	14,378,000	15,707,965
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	17,151,000	18,351,570
JC Penney Corp Inc, 8.1250%, 10/1/19	2,355,000	2,402,100
M/I Homes Inc, 5.6250%, 8/1/25	6,271,000	6,364,563
Matthews International Corp, 5.2500%, 12/1/25 (144A)	3,669,000	3,705,690
Men's Wearhouse Inc, 7.0000%, 7/1/22	5,980,000	6,002,724
Meritage Homes Corp, 5.1250%, 6/6/27	3,815,000	3,881,763
Mohegan Gaming & Entertainment, 7.8750%, 10/15/24 (144A)	14,249,000	14,605,225
New Home Co Inc, 7.2500%, 4/1/22	4,364,000	4,571,290
Performance Food Group Inc, 5.5000%, 6/1/24 (144A)	5,069,000	5,233,743
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	16,454,000	14,973,140
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	10,226,000	9,228,965
Staples Inc, 8.5000%, 9/15/25 (144A)	9,771,000	9,038,175
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	10,280,000	10,228,600
		315,475,169
Consumer Non-Cyclical – 12.5%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	11,317,000	10,864,320
Avantor Inc, 6.0000%, 10/1/24 (144A)	10,001,000	9,963,496
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	16,586,000	16,586,000
DaVita Inc, 5.0000%, 5/1/25	4,672,000	4,670,598
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)†	20,304,000	21,928,320
HCA Inc, 5.3750%, 2/1/25	21,105,000	21,843,675
HCA Inc, 4.5000%, 2/15/27	2,002,000	2,012,010
Jazz Investments I Ltd, 1.8750%, 8/15/21	14,088,000	14,114,415
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	15,936,000	15,338,400
Mattel Inc, 6.7500%, 12/31/25 (144A)	4,592,000	4,653,762
MPH Acquisition Holdings LLC, 7.1250%, 6/1/24 (144A)	8,994,000	9,578,610
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	14,421,000	14,186,659
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	9,500,000	9,666,250
Simmons Foods Inc, 5.7500%, 11/1/24 (144A)	9,972,000	9,884,745
Surgery Center Holdings Inc, 8.8750%, 4/15/21 (144A)	9,845,000	10,189,575
Tenet Healthcare Corp, 5.1250%, 5/1/25 (144A)	7,268,000	7,086,300
Universal Hospital Services Inc, 7.6250%, 8/15/20	8,634,000	8,634,000
Valeant Pharmaceuticals International, 7.2500%, 7/15/22 (144A)	15,144,000	15,314,370
Valeant Pharmaceuticals International Inc, 6.1250%, 4/15/25 (144A)	15,561,000	14,238,315
Valeant Pharmaceuticals International Inc, 9.0000%, 12/15/25 (144A)	6,316,000	6,582,535
West Street Merger Sub Inc, 6.3750%, 9/1/25 (144A)	10,163,000	10,188,407
		237,524,762

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Electric – 1.7%
Calpine Corp, 5.3750%, 1/15/23	$5,148,000	$5,012,865
Calpine Corp, 5.5000%, 2/1/24	5,273,000	5,042,306
Calpine Corp, 5.7500%, 1/15/25	7,906,000	7,520,583
Dynegy Inc, 7.3750%, 11/1/22	5,193,000	5,478,615
NRG Energy Inc, 6.2500%, 7/15/22	4,623,000	4,807,920
NRG Energy Inc, 5.7500%, 1/15/28 (144A)	4,984,000	5,033,840
		32,896,129
Energy – 10.4%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp, 7.8750%, 12/15/24	4,645,000	5,092,081
Bristow Group Inc, 6.2500%, 10/15/22	9,042,000	7,403,138
Bristow Group Inc, 4.5000%, 6/1/23	1,639,000	1,808,022
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	6,330,000	6,547,752
Chesapeake Energy Corp, 5.7500%, 3/15/23	8,230,000	7,612,750
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	6,959,000	6,337,039
Endeavor Energy Resources LP / EER Finance Inc, 5.5000%, 1/30/26 (144A)	3,395,000	3,454,413
Endeavor Energy Resources LP / EER Finance Inc, 5.7500%, 1/30/28 (144A)	3,395,000	3,486,665
Energy Transfer Equity LP, 5.8750%, 1/15/24	5,391,000	5,674,028
Ensco PLC, 4.5000%, 10/1/24	4,614,000	3,875,760
Ensco PLC, 5.7500%, 10/1/44	8,630,000	5,911,550
Genesis Energy LP / Genesis Energy Finance Corp, 6.5000%, 10/1/25	10,286,000	10,440,290
Genesis Energy LP / Genesis Energy Finance Corp, 6.2500%, 5/15/26	3,536,000	3,522,740
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	15,506,000	16,126,240
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp,
5.6250%, 2/15/26 (144A)	5,679,000	5,863,568
HollyFrontier Corp, 5.8750%, 4/1/26	9,820,000	10,923,508
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	10,746,000	8,059,500
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23	5,524,000	5,717,340
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	9,079,000	8,852,025
Noble Holding International Ltd, 4.6250%, 3/1/21	2,627,000	2,456,245
Noble Holding International Ltd, 3.9500%, 3/15/22	5,538,000	4,707,300
Noble Holding International Ltd, 8.7000%, 4/1/45	1,672,000	1,325,060
PBF Holding Co LLC / PBF Finance Corp, 7.0000%, 11/15/23	1,713,000	1,787,944
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	10,677,000	11,224,196
SM Energy Co, 6.5000%, 11/15/21	2,228,000	2,255,850
SM Energy Co, 6.5000%, 1/1/23	14,441,000	14,729,820
Suburban Propane Partners LP/Suburban Energy Finance Corp, 5.5000%, 6/1/24	5,532,000	5,476,680
Suburban Propane Partners LP/Suburban Energy Finance Corp, 5.8750%, 3/1/27	4,590,000	4,486,725
Sunoco LP / Sunoco Finance Corp, 6.3750%, 4/1/23	8,085,000	8,519,569
Weatherford International Ltd, 7.0000%, 3/15/38	6,964,000	5,849,760
Weatherford International Ltd, 6.7500%, 9/15/40	3,911,000	3,207,020
Whiting Petroleum Corp, 6.6250%, 1/15/26 (144A)	4,592,000	4,683,840
		197,418,418
Equity Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	3,511,000	4,066,177
Finance Companies – 1.8%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	14,855,000	14,762,156
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	11,057,000	10,974,072
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	7,432,000	7,692,194
		33,428,422
Financial Institutions – 1.1%
Kennedy-Wilson Inc, 5.8750%, 4/1/24†	20,197,000	20,853,402
Industrial – 1.0%
Booz Allen Hamilton Inc, 5.1250%, 5/1/25 (144A)	2,967,000	2,974,418
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	8,581,000	8,977,871
Park-Ohio Industries Inc, 6.6250%, 4/15/27	6,199,000	6,679,423
		18,631,712
Insurance – 0.6%
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	10,337,000	10,311,157

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Natural Gas – 0.5%
DCP Midstream LP, ICE LIBOR USD 3 Month + 5.1480%, 7.3750%µ	$9,826,000	$9,747,392
Technology – 4.5%
Alliance Data Systems Corp, 5.8750%, 11/1/21 (144A)	5,942,000	6,090,550
Blackboard Inc, 9.7500%, 10/15/21 (144A)	18,110,000	16,502,737
CommScope Technologies LLC, 6.0000%, 6/15/25 (144A)	4,674,000	4,966,125
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24	9,758,000	10,441,060
First Data Corp, 7.0000%, 12/1/23 (144A)	7,499,000	7,930,193
Iron Mountain Inc, 5.2500%, 3/15/28 (144A)	8,417,000	8,374,915
Microchip Technology Inc, 1.6250%, 2/15/27 (144A)	5,725,000	6,708,984
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	4,818,000	4,914,360
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	9,508,000	9,945,368
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	9,356,000	10,279,905
		86,154,197
Transportation – 0.8%
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	13,748,000	14,229,180
Total Corporate Bonds (cost $1,628,430,514)		1,652,655,753
Common Stocks – 1.0%
Containers & Packaging – 0.6%
Ardagh Group SA	122,920	2,593,612
Ball Corp	201,000	7,607,850
		10,201,462
Semiconductor & Semiconductor Equipment – 0.3%
Broadcom Ltd	22,157	5,692,133
Specialty Retail – 0.1%
Quiksilver Inc Bankruptcy Equity Certificate (144A)¢,§	132,324	2,211,134
Total Common Stocks (cost $18,549,988)		18,104,729
Preferred Stocks – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
Hess Corp, 8.0000% (cost $8,345,070)	145,271	8,408,285
Investment Companies – 2.6%
Exchange-Traded Funds (ETFs) – 0.5%
iShares iBoxx $ High Yield Corporate Bond	116,224	10,141,706
Money Markets – 2.1%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£	39,487,566	39,487,566
Total Investment Companies (cost $49,583,591)		49,629,272
Total Investments (total cost $1,836,660,145) – 98.0%		1,858,658,347
Cash, Receivables and Other Assets, net of Liabilities – 2.0%		37,959,537
Net Assets – 100%		$1,896,617,884

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,589,263,416	85.5%
Luxembourg	63,978,194	3.5
Ireland	55,941,306	3.0
Netherlands	35,258,692	1.9
France	23,974,153	1.3
Canada	23,907,553	1.3
Zambia	15,440,595	0.8
Brazil	15,338,400	0.8
Belgium	14,364,000	0.8
Germany	9,706,000	0.5
United Kingdom	8,488,605	0.5
Bermuda	2,548,513	0.1
Italy	448,920	0.0

Total	$1,858,658,347	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 2.1%
Money Markets – 2.1%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	$515,515	$—	$—	$39,487,566

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 2.1%
Money Markets – 2.1%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	97,145,754	622,674,556	(680,332,744)	39,487,566

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)

Credit Default Swap Index

CDX.NA.HY.S29, Fixed Rate 5.00% Paid quarterly(3)	Not Rated	12/20/22	27,587,000	USD	$2,122,051	$212,575	$30,370
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

Credit Contracts
Asset Derivatives:
Variation margin receivable	$ 30,370

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts
Swap contracts	$528,128

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts
Swap contracts	$212,575

Please see the"Net Realized Gain/(Loss) on Investments" and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2017

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Credit default swaps, long	$ 1,107,138

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Corporate High-Yield Bond Index	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $1,125,591,971, which represents 59.3% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $78,536,418.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	$2,536,651	$2,211,134	0.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2017. The issuer incurs all registration costs.

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$74,303,049	$-
Bank Loans and Mezzanine Loans	-	55,557,259	-
Corporate Bonds	-	1,652,655,753	-
Common Stocks
Specialty Retail	-	-	2,211,134
All Other	15,893,595	-	-
Preferred Stocks	-	8,408,285	-
Investment Companies	10,141,706	39,487,566	-
Total Assets	$26,035,301	$1,830,411,912	$2,211,134

16	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Assets:
Unaffiliated investments, at value(1)	$1,819,170,781
Affiliated investments, at value(2)	39,487,566
Cash	1,240,593
Deposits with brokers for centrally cleared derivatives	1,260,000
Variation margin receivable	30,370
Non-interested Trustees' deferred compensation	36,171
Receivables:
Interest	29,493,011
Investments sold	20,962,653
Fund shares sold	1,149,508
Dividends from affiliates	63,463
Other assets	36,950
Total Assets	1,912,931,066
Liabilities:
Payables:	—
Investments purchased	7,536,840
Fund shares repurchased	6,539,026
Advisory fees	946,982
Dividends	730,380
Transfer agent fees and expenses	283,584
12b-1 Distribution and shareholder servicing fees	43,852
Non-interested Trustees' deferred compensation fees	36,171
Professional fees	26,670
Non-interested Trustees' fees and expenses	15,155
Fund administration fees	13,057
Custodian fees	6,955
Accrued expenses and other payables	134,510
Total Liabilities	16,313,182
Net Assets	$1,896,617,884

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,006,580,487
Undistributed net investment income/(loss)	185,452
Undistributed net realized gain/(loss) from investments	(132,369,418)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	22,221,363
Total Net Assets	$1,896,617,884
Net Assets - Class A Shares	$37,668,945
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,453,242
Net Asset Value Per Share(3)	$8.46
Maximum Offering Price Per Share(4)	$8.88
Net Assets - Class C Shares	$39,151,165
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,626,519
Net Asset Value Per Share(3)	$8.46
Net Assets - Class D Shares	$374,998,865
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,325,262
Net Asset Value Per Share	$8.46
Net Assets - Class I Shares	$680,136,618
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	80,358,223
Net Asset Value Per Share	$8.46
Net Assets - Class N Shares	$64,218,516
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,590,827
Net Asset Value Per Share	$8.46
Net Assets - Class R Shares	$1,434,792
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	169,711
Net Asset Value Per Share	$8.45
Net Assets - Class S Shares	$1,569,258
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	185,166
Net Asset Value Per Share	$8.47
Net Assets - Class T Shares	$697,439,725
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	82,425,679
Net Asset Value Per Share	$8.46

(1) Includes cost of $1,797,172,579.

(2) Includes cost of $39,487,566.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Interest	$63,027,652
Dividends from affiliates	515,515
Dividends	311,692
Other income	2,410,848
Foreign tax withheld	(5,164)
Total Investment Income	66,260,543
Expenses:
Advisory fees	5,707,288
12b-1Distribution and shareholder servicing fees:
Class A Shares	46,472
Class C Shares	201,218
Class R Shares	3,594
Class S Shares	2,048
Transfer agent administrative fees and expenses:
Class D Shares	226,893
Class R Shares	1,797
Class S Shares	2,048
Class T Shares	966,282
Transfer agent networking and omnibus fees:
Class A Shares	24,790
Class C Shares	15,493
Class I Shares	197,848
Other transfer agent fees and expenses:
Class A Shares	2,051
Class C Shares	1,921
Class D Shares	35,150
Class I Shares	20,847
Class N Shares	609
Class R Shares	76
Class S Shares	59
Class T Shares	6,715
Registration fees	143,720
Fund administration fees	81,602
Shareholder reports expense	68,702
Non-interested Trustees’ fees and expenses	34,165
Professional fees	29,668
Custodian fees	17,225
Other expenses	259,156
Total Expenses	8,097,437
Less: Excess Expense Reimbursement and Waivers	(27,951)
Net Expenses	8,069,486
Net Investment Income/(Loss)	58,191,057
Net Realized Gain/(Loss) on Investments:
Investments	13,583,480
Swap contracts	528,128
Total Net Realized Gain/(Loss) on Investments	14,111,608
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(22,644,182)
Swap contracts	212,575
Total Change in Unrealized Net Appreciation/Depreciation	(22,431,607)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$49,871,058

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$58,191,057	$124,109,693
Net realized gain/(loss) on investments	14,111,608	43,179,752
Change in unrealized net appreciation/depreciation	(22,431,607)	36,150,330
Net Increase/(Decrease) in Net Assets Resulting from Operations	49,871,058	203,439,775
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,078,302)	(3,499,652)
Class C Shares	(1,014,879)	(2,415,666)
Class D Shares	(10,947,949)	(21,972,030)
Class I Shares	(21,900,931)	(33,388,068)
Class N Shares	(1,194,137)	(1,707,021)
Class R Shares	(37,234)	(80,129)
Class S Shares	(44,567)	(103,879)
Class T Shares	(21,996,886)	(61,039,278)
Net Decrease from Dividends and Distributions to Shareholders	(58,214,885)	(124,205,723)
Capital Share Transactions:
Class A Shares	(1,906,213)	(117,041,837)
Class C Shares	(3,843,715)	(8,618,639)
Class D Shares	590,565	31,663,581
Class I Shares	(83,479,612)	434,905,447
Class N Shares	33,848,638	8,265,436
Class R Shares	(5,184)	(24,080)
Class S Shares	(126,059)	(129,682)
Class T Shares	(121,349,431)	(415,813,229)
Net Increase/(Decrease) from Capital Share Transactions	(176,271,011)	(66,793,003)
Net Increase/(Decrease) in Net Assets	(184,614,838)	12,441,049
Net Assets:
Beginning of period	2,081,232,722	2,068,791,673
End of period	$1,896,617,884	$2,081,232,722

Undistributed Net Investment Income/(Loss)	$185,452	$209,280

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.55		$9.41	$9.14	$9.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.50(1)	0.45(1)		0.51(1)	0.55(1)	0.57
Net realized and unrealized gain/(loss)	(0.04)	0.33	(0.38)		(0.67)	0.50	0.15
Total from Investment Operations	0.20	0.83	0.07		(0.16)	1.05	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.50)	(0.45)		(0.50)	(0.55)	(0.57)
Distributions (from capital gains)	—	—	—		(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.24)	(0.50)	(0.45)		(0.70)	(0.78)	(0.58)
Net Asset Value, End of Period	$8.46	$8.50	$8.17		$8.55	$9.41	$9.14
Total Return*	2.34%	10.32%	0.94%		(1.61)%	11.93%	8.12%
Net Assets, End of Period (in thousands)	$37,669	$39,747	$152,449		$185,912	$352,140	$321,554
Average Net Assets for the Period (in thousands)	$38,706	$59,850	$147,155		$263,855	$338,923	$298,736
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.00%	0.98%		0.98%	1.01%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.00%	0.98%		0.98%	1.01%	0.97%
Ratio of Net Investment Income/(Loss)	5.52%	5.86%	5.46%		5.69%	5.93%	6.10%
Portfolio Turnover Rate	61%	102%	66%		71%	67%	93%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.56	$9.41	$9.14	$9.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(1)	0.44(1)	0.39(1)	0.44(1)	0.48(1)	0.50
Net realized and unrealized gain/(loss)	(0.04)	0.33	(0.38)	(0.65)	0.51	0.15
Total from Investment Operations	0.17	0.77	0.01	(0.21)	0.99	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.44)	(0.40)	(0.44)	(0.49)	(0.50)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.21)	(0.44)	(0.40)	(0.64)	(0.72)	(0.51)
Net Asset Value, End of Period	$8.46	$8.50	$8.17	$8.56	$9.41	$9.14
Total Return*	1.99%	9.57%	0.18%	(2.20)%	11.13%	7.31%
Net Assets, End of Period (in thousands)	$39,151	$43,169	$49,861	$61,023	$76,294	$79,726
Average Net Assets for the Period (in thousands)	$41,477	$46,514	$53,472	$68,654	$77,004	$84,174
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.68%	1.62%	1.70%	1.73%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.68%	1.62%	1.70%	1.73%	1.72%
Ratio of Net Investment Income/(Loss)	4.85%	5.19%	4.83%	4.96%	5.21%	5.36%
Portfolio Turnover Rate	61%	102%	66%	71%	67%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.56	$9.41	$9.14	$9.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.52(1)	0.46(1)	0.52(1)	0.57(1)	0.59
Net realized and unrealized gain/(loss)	(0.04)	0.33	(0.39)	(0.65)	0.51	0.15
Total from Investment Operations	0.21	0.85	0.07	(0.13)	1.08	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.52)	(0.46)	(0.52)	(0.58)	(0.59)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.25)	(0.52)	(0.46)	(0.72)	(0.81)	(0.60)
Net Asset Value, End of Period	$8.46	$8.50	$8.17	$8.56	$9.41	$9.14
Total Return*	2.45%	10.56%	1.02%	(1.29)%	12.20%	8.33%
Net Assets, End of Period (in thousands)	$374,999	$376,111	$331,067	$353,037	$405,861	$360,924
Average Net Assets for the Period (in thousands)	$377,062	$359,572	$328,551	$372,925	$373,985	$361,587
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.77%	0.78%	0.77%	0.77%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.77%	0.78%	0.77%	0.77%	0.77%
Ratio of Net Investment Income/(Loss)	5.76%	6.10%	5.67%	5.88%	6.16%	6.30%
Portfolio Turnover Rate	61%	102%	66%	71%	67%	93%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.56	$9.42	$9.15	$9.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.53(1)	0.47(1)	0.53(1)	0.58(1)	0.60
Net realized and unrealized gain/(loss)	(0.04)	0.32	(0.39)	(0.66)	0.50	0.15
Total from Investment Operations	0.21	0.85	0.08	(0.13)	1.08	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.52)	(0.47)	(0.53)	(0.58)	(0.60)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.25)	(0.52)	(0.47)	(0.73)	(0.81)	(0.61)
Net Asset Value, End of Period	$8.46	$8.50	$8.17	$8.56	$9.42	$9.15
Total Return*	2.50%	10.67%	1.10%	(1.32)%	12.25%	8.43%
Net Assets, End of Period (in thousands)	$680,137	$766,952	$317,634	$281,687	$478,576	$236,426
Average Net Assets for the Period (in thousands)	$744,451	$535,202	$249,522	$311,969	$396,882	$285,515
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.70%	0.70%	0.72%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.68%	0.70%	0.70%	0.72%	0.68%
Ratio of Net Investment Income/(Loss)	5.83%	6.23%	5.76%	5.96%	6.22%	6.38%
Portfolio Turnover Rate	61%	102%	66%	71%	67%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.56	$9.41	$9.14	$9.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.53(1)	0.48(1)	0.53(1)	0.58(1)	0.60
Net realized and unrealized gain/(loss)	(0.08)	0.33	(0.39)	(0.64)	0.51	0.14
Total from Investment Operations	0.17	0.86	0.09	(0.11)	1.09	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.53)	(0.48)	(0.54)	(0.59)	(0.60)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.21)	(0.53)	(0.48)	(0.74)	(0.82)	(0.61)
Net Asset Value, End of Period	$8.46	$8.50	$8.17	$8.56	$9.41	$9.14
Total Return*	2.53%	10.73%	1.18%	(1.14)%	12.37%	8.38%
Net Assets, End of Period (in thousands)	$64,219	$30,455	$21,259	$14,751	$19,353	$6,738
Average Net Assets for the Period (in thousands)	$39,175	$27,197	$17,347	$9,715	$9,055	$8,788
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.62%	0.63%	0.61%	0.62%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.62%	0.63%	0.61%	0.62%	0.61%
Ratio of Net Investment Income/(Loss)	6.04%	6.27%	5.85%	5.99%	6.29%	6.47%
Portfolio Turnover Rate	61%	102%	66%	71%	67%	93%

Class R Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.49	$8.17	$8.55	$9.41	$9.14	$9.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.46(1)	0.41(1)	0.47(1)	0.52(1)	0.53
Net realized and unrealized gain/(loss)	(0.04)	0.32	(0.38)	(0.66)	0.50	0.15
Total from Investment Operations	0.18	0.78	0.03	(0.19)	1.02	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.46)	(0.41)	(0.47)	(0.52)	(0.53)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.22)	(0.46)	(0.41)	(0.67)	(0.75)	(0.54)
Net Asset Value, End of Period	$8.45	$8.49	$8.17	$8.55	$9.41	$9.14
Total Return*	2.14%	9.77%	0.54%	(2.00)%	11.52%	7.68%
Net Assets, End of Period (in thousands)	$1,435	$1,447	$1,413	$1,631	$1,918	$1,666
Average Net Assets for the Period (in thousands)	$1,434	$1,457	$1,555	$1,644	$1,899	$1,459
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.38%	1.38%	1.37%	1.37%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.38%	1.38%	1.37%	1.37%	1.37%
Ratio of Net Investment Income/(Loss)	5.15%	5.49%	5.07%	5.28%	5.58%	5.67%
Portfolio Turnover Rate	61%	102%	66%	71%	67%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.51	$8.19	$8.57	$9.43	$9.16	$9.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.49(1)	0.44(1)	0.49(1)	0.54(1)	0.56
Net realized and unrealized gain/(loss)	(0.04)	0.32	(0.38)	(0.66)	0.51	0.15
Total from Investment Operations	0.19	0.81	0.06	(0.17)	1.05	0.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.49)	(0.44)	(0.49)	(0.55)	(0.56)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.23)	(0.49)	(0.44)	(0.69)	(0.78)	(0.57)
Net Asset Value, End of Period	$8.47	$8.51	$8.19	$8.57	$9.43	$9.16
Total Return*	2.27%	10.05%	0.83%	(1.73)%	11.80%	7.95%
Net Assets, End of Period (in thousands)	$1,569	$1,702	$1,761	$2,785	$5,045	$6,901
Average Net Assets for the Period (in thousands)	$1,637	$1,801	$2,311	$4,219	$6,694	$6,893
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.12%	1.13%	1.12%	1.12%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.11%	1.11%	1.12%	1.11%	1.12%
Ratio of Net Investment Income/(Loss)	5.40%	5.76%	5.33%	5.54%	5.83%	5.96%
Portfolio Turnover Rate	61%	102%	66%	71%	67%	93%

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.50	$8.17	$8.56	$9.41	$9.14	$9.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.51(1)	0.46(1)	0.51(1)	0.57(1)	0.58
Net realized and unrealized gain/(loss)	(0.04)	0.33	(0.39)	(0.64)	0.50	0.15
Total from Investment Operations	0.20	0.84	0.07	(0.13)	1.07	0.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.51)	(0.46)	(0.52)	(0.57)	(0.58)
Distributions (from capital gains)	—	—	—	(0.20)	(0.23)	(0.01)
Total Dividends and Distributions	(0.24)	(0.51)	(0.46)	(0.72)	(0.80)	(0.59)
Net Asset Value, End of Period	$8.46	$8.50	$8.17	$8.56	$9.41	$9.14
Total Return*	2.40%	10.47%	0.94%	(1.38)%	12.09%	8.23%
Net Assets, End of Period (in thousands)	$697,440	$821,650	$1,193,347	$1,218,907	$1,466,998	$1,310,580
Average Net Assets for the Period (in thousands)	$772,659	$1,017,073	$1,172,930	$1,305,785	$1,378,198	$1,401,785
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.86%	0.87%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	5.65%	6.00%	5.59%	5.79%	6.07%	6.21%
Portfolio Turnover Rate	61%	102%	66%	71%	67%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

26	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Investment Fund	27

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

28	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market

Janus Investment Fund	29

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

30	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	31

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

32	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Janus Investment Fund	33

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.69% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

34	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is

Janus Investment Fund	35

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $9,609.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $2,090.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2017, the Fund engaged in cross trades amounting to $438,105 in purchases and $23,756,483 in sales, resulting in a net realized gain of $29,275. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

36	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(31,419,575)	$(113,035,841)	$ (144,455,416)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,838,637,377	$41,559,006	$(21,538,036)	$ 20,020,970

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 212,575	$ -	$ 212,575

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	37

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	406,079	$ 3,451,337	2,340,600	$ 19,744,490
Reinvested dividends and distributions	111,089	944,968	371,938	3,137,054
Shares repurchased	(742,091)	(6,302,518)	(16,698,043)	(139,923,381)
Net Increase/(Decrease)	(224,923)	$ (1,906,213)	(13,985,505)	$(117,041,837)
Class C Shares:
Shares sold	188,921	$ 1,606,787	546,085	$ 4,618,621
Reinvested dividends and distributions	107,035	911,252	251,545	2,126,780
Shares repurchased	(748,425)	(6,361,754)	(1,819,509)	(15,364,040)
Net Increase/(Decrease)	(452,469)	$ (3,843,715)	(1,021,879)	$ (8,618,639)
Class D Shares:
Shares sold	2,874,781	$ 24,461,218	8,398,961	$ 70,899,735
Reinvested dividends and distributions	1,109,527	9,441,493	2,220,429	18,784,994
Shares repurchased	(3,920,249)	(33,312,146)	(6,876,242)	(58,021,148)
Net Increase/(Decrease)	64,059	$ 590,565	3,743,148	$ 31,663,581
Class I Shares:
Shares sold	10,431,042	$ 88,627,697	77,136,616	$ 653,153,535
Reinvested dividends and distributions	1,668,784	14,190,088	2,103,074	17,821,187
Shares repurchased	(21,960,209)	(186,297,397)	(27,879,253)	(236,069,275)
Net Increase/(Decrease)	(9,860,383)	$ (83,479,612)	51,360,437	$ 434,905,447
Class N Shares:
Shares sold	4,381,451	$ 37,021,420	1,602,362	$ 13,514,645
Reinvested dividends and distributions	113,370	964,779	201,695	1,706,907
Shares repurchased	(487,109)	(4,137,561)	(822,073)	(6,956,116)
Net Increase/(Decrease)	4,007,712	$ 33,848,638	981,984	$ 8,265,436
Class R Shares:
Shares sold	12,761	$ 108,449	44,169	$ 370,211
Reinvested dividends and distributions	3,277	27,866	6,776	57,269
Shares repurchased	(16,686)	(141,499)	(53,632)	(451,560)
Net Increase/(Decrease)	(648)	$ (5,184)	(2,687)	$ (24,080)
Class S Shares:
Shares sold	12,273	$ 104,640	53,330	$ 451,498
Reinvested dividends and distributions	5,223	44,523	12,214	103,483
Shares repurchased	(32,274)	(275,222)	(80,713)	(684,663)
Net Increase/(Decrease)	(14,778)	$ (126,059)	(15,169)	$ (129,682)
Class T Shares:
Shares sold	6,324,258	$ 53,788,349	22,674,426	$ 191,347,258
Reinvested dividends and distributions	2,550,387	21,712,365	7,149,818	60,420,692
Shares repurchased	(23,125,449)	(196,850,145)	(79,174,387)	(667,581,179)
Net Increase/(Decrease)	(14,250,804)	$(121,349,431)	(49,350,143)	$(415,813,229)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,157,096,433	$1,281,969,521	$ -	$ -

38	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Janus Investment Fund	49

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

50	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

52	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	53

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	DECEMBER 31, 2017

Janus Henderson High-Yield Fund

Notes

NotesPage1

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93026 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson International Long/Short Equity Fund (formerly named Henderson International Long/Short Equity Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Long/Short Equity Fund

Janus Henderson International Long/Short Equity Fund (unaudited)

FUND SNAPSHOT

The International Long/Short Equity Fund is a long/short portfolio that seeks capital appreciation over the long term through investment in equities of non-U.S. companies. The Fund seeks strong risk-adjusted returns by investing in long positions of equities that are believed to be undervalued, and short positions of equities that are believed to be overvalued or poised to underperform.

Stephen Peak co-lead portfolio manager	Steve Johnstone co-lead portfolio manager	Sat Duhra co-portfolio manager	Junichi Inoue co-portfolio manager	Neil Hermon co-portfolio manager

PERFORMANCE

The Janus Henderson International Long/Short Equity Fund’s Class I shares returned 0.03% over the six-month period ended December 31, 2017. The Fund’s benchmark, the MSCI EAFE® Index (USD Hedged) (Net), returned 7.92% over the same period.

INVESTMENT ENVIRONMENT

International equities continued to advance over the period. Japanese equities had a particularly strong end to 2017, buoyed by the re-election of Shinzo Abe as prime minister.

PERFORMANCE DISCUSSION

The Fund underperformed the MSCI EAFE Index (USD Hedged) over the period, but produced a positive absolute return. As a long/short Fund with a lower net exposure to the market relative to a long-only benchmark index, the Fund is likely to underperform strongly rising markets.

The UK strategy was the Fund’s best-performing strategy from both a long and short perspective. Victrex was the strategy’s most significant contributor to its long book. Victrex is a polymer solutions company, with its main product used as a replacement for metals in the transport, electronics and medical devices industries. Other contributors to the performance of the UK strategy’s long book included NMC Health, a United Arab Emirates-focused health care chain. In terms of the short book, the strategy’s short position in a facilities and construction services company contributed strongly to performance after the company’s financial difficulties were laid bare.

The Europe strategy, taking long and short exposures in aggregate, detracted from performance. The strategy’s long book contributed positively to performance, but this was outweighed by detractors from the short book. The two most significant detractors from the short book included a UK financial services company and an oil refining company. The long book also had detractors from oil-related companies with Providence Resources’ and African Petroleum’s share prices suffering on the back of negative newsflow in relation to exploration attempts. Positive performers in the long book included a strong move from digital performance company XLMedia which works mainly with gambling and gaming companies, driving traffic toward their websites.

The Japan strategy’s long book contributed to performance while its short book was a slight detractor. The Asia strategy also had positive performance in its long book, most notably from technology holdings, but had negative performance from the short book in a rising market.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

In our view, some of the markets in International have become bifurcated with perceived winners and disrupters being ever more richly priced, on one hand, versus perceived losers and the disrupted being consistently ignored by investors. We find ourselves feeling more cautious given that markets have been driven by such narrow bases.

While we think that central banks will tread cautiously before they withdraw and taper monetary stimulus and raising interest rates, the challenge is a positive one given the catalyst, namely improving macroeconomic momentum. This return to more conventional rate policy could create a more benign environment for active stock picking.

Thank you for your investment in Janus Henderson International Long/Short Equity Fund.

Janus Investment Fund	1

Janus Henderson International Long/Short Equity Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Top Performers - Holdings		5 Bottom Performers - Holdings
	Contribution		Contribution
Carillion plc - Total Return Swap	3.36%	Providence Resources Plc	-1.06%
XLMedia PLC	1.27%	African Petroleum Corp Ltd	-0.76%
Victrex plc - Total Return Swap	0.90%	Neste Corp	-0.67%
Nmc Health plc - Total Return Swap	0.80%	Hargreaves Lansdown Plc - Total Return Swap	-0.66%
Clinigen Group plc - Total Return Swap	0.67%	Covestro AG	-0.60%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

2	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Pandora A/S
Textiles, Apparel & Luxury Goods	2.8%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	2.6%
Sberbank of Russia PJSC (ADR)
Banks	2.4%
Savannah Petroleum PLC
Oil, Gas & Consumable Fuels	2.3%
BNN Technology PLC
Hotels, Restaurants & Leisure	2.3%
12.4%

Asset Allocation - (% of Net Assets)
Investment Companies	57.8%
Common Stocks	54.8%
Preferred Stocks	2.6%
Other	(15.2)%
100.0%

Emerging markets comprised 16.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson International Long/Short Equity Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017				per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-0.43%	2.75%	0.01%	3.75%	3.06%
Class A Shares at MOP	-6.14%	-3.13%	-1.90%
Class C Shares at NAV	-0.47%	2.25%	-0.59%	5.61%	3.77%
Class C Shares at CDSC	-1.44%	1.26%	-0.59%
Class D Shares(1)	0.14%	2.62%	-0.63%	4.29%	2.89%
Class I Shares	0.03%	3.17%	0.40%	4.32%	2.80%
Class N Shares	0.11%	3.36%	0.24%	4.01%	2.75%
Class S Shares	-0.04%	2.32%	-0.91%	4.57%	3.24%
Class T Shares	0.09%	2.56%	-0.67%	4.32%	2.99%
MSCI EAFE Index (USD Hedged) (Net)	7.92%	16.84%	8.93%
MSCI EAFE Index (USD Hedged) (Gross)	8.02%	17.39%	9.44%
Morningstar Quartile - Class I Shares	-	4th	4th
Morningstar Ranking - based on total returns for Long-Short Equity Funds	-	262/305	182/216

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios shown are estimated.

4	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson International Long/Short Equity Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 9, 2014. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of

Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Investment Fund	5

Janus Henderson International Long/Short Equity Fund (unaudited)

Performance

See “Useful Information About Your Fund Report.”

Effective 6/5/17, the Fund’s performance is compared to the MSCI EAFE Index (USD Hedged) net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI EAFE Index (USD Hedged) gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – December 9, 2014

(1) Closed to certain new investors.

6	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$995.70	$12.42	$1,000.00	$1,012.75	$12.53	2.47%
Class C Shares	$1,000.00	$995.30	$18.31	$1,000.00	$1,006.86	$18.41	3.64%
Class D Shares	$1,000.00	$1,001.40	$13.77	$1,000.00	$1,011.44	$13.84	2.73%
Class I Shares	$1,000.00	$1,000.30	$12.55	$1,000.00	$1,012.65	$12.63	2.49%
Class N Shares	$1,000.00	$1,001.10	$13.01	$1,000.00	$1,012.20	$13.09	2.58%
Class S Shares	$1,000.00	$999.60	$14.92	$1,000.00	$1,010.28	$15.00	2.96%
Class T Shares	$1,000.00	$1,000.90	$13.72	$1,000.00	$1,011.49	$13.79	2.72%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson International Long/Short Equity Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – 54.8%
Auto Components – 1.3%
TI Fluid Systems PLC*	22,500	$75,871
Automobiles – 1.5%
Subaru Corp	2,700	85,496
Banks – 7.6%
Bank of China Ltd	215,000	105,505
Mitsubishi UFJ Financial Group Inc	16,100	118,148
National Bank of Greece SA*	200,000	76,133
Sberbank of Russia PJSC (ADR)	8,000	135,407
		435,193
Beverages – 1.5%
Treasury Wine Estates Ltd	7,210	89,662
Commercial Services & Supplies – 1.5%
Intrum Justitia AB	2,335	86,293
Electronic Equipment, Instruments & Components – 1.1%
Sunny Optical Technology Group Co Ltd	5,000	63,339
Hotels, Restaurants & Leisure – 3.9%
BNN Technology PLC*,¢	230,769	130,836
Galaxy Entertainment Group Ltd	12,000	95,960
		226,796
Household Durables – 1.6%
Sony Corp	2,000	89,850
Industrial Conglomerates – 0.8%
Seibu Holdings Inc	2,400	45,345
Information Technology Services – 1.8%
Fujitsu Ltd	15,000	106,336
Insurance – 2.5%
Ping An Insurance Group Co of China Ltd	9,000	93,677
Saga PLC	30,000	51,060
		144,737
Internet & Direct Marketing Retail – 1.1%
JD.com Inc (ADR)*	1,475	61,094
Internet Software & Services – 3.3%
NetEase Inc (ADR)	247	85,232
XLMedia PLC	38,620	102,613
		187,845
Media – 3.6%
Central European Media Enterprises Ltd*	25,000	116,250
Dentsu Inc	2,100	88,615
		204,865
Metals & Mining – 1.5%
Nippon Steel & Sumitomo Metal Corp	3,300	84,714
Oil, Gas & Consumable Fuels – 5.0%
Diversified Gas & Oil PLC	56,000	59,834
Savannah Petroleum PLC*	350,000	133,471
SK Innovation Co Ltd	494	94,082
		287,387
Pharmaceuticals – 2.2%
Bayer AG	1,000	124,360
Real Estate Management & Development – 4.5%
APAC Realty Ltd*	151,800	99,197
China Resources Land Ltd	20,000	58,740
Mitsui Fudosan Co Ltd	4,600	103,136
		261,073
Textiles, Apparel & Luxury Goods – 4.8%
Coats Group PLC	95,000	114,402
Pandora A/S	1,500	163,526
		277,928

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Tobacco – 1.8%
Japan Tobacco Inc	3,200	$103,080
Wireless Telecommunication Services – 1.9%
SoftBank Group Corp	1,400	110,619
Total Common Stocks (cost $3,026,654)		3,151,883
Preferred Stocks – 2.6%
Technology Hardware, Storage & Peripherals – 2.6%
Samsung Electronics Co Ltd (cost $123,862)	76	148,176
Investment Companies – 57.8%
Money Markets – 57.8%
Fidelity Investments Money Market Treasury Portfolio, 1.1400%ºº (cost $3,324,876)	3,324,876	3,324,876
Total Investments (total cost $6,475,392) – 115.2%		6,624,935
Cash, Receivables and Other Assets, net of Liabilities – (15.2)%		(874,890)
Net Assets – 100%		$5,750,045

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,324,876	50.2%
Japan	935,339	14.1
United Kingdom	668,087	10.1
China	467,587	7.1
South Korea	242,258	3.7
Denmark	163,526	2.5
Russia	135,407	2.0
Germany	124,360	1.9
Czech Republic	116,250	1.8
Singapore	99,197	1.5
Hong Kong	95,960	1.4
Australia	89,662	1.3
Sweden	86,293	1.3
Greece	76,133	1.1

Total	$6,624,935	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Long/Short Equity Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (33.4)%
Common Stocks Sold Short – (33.4)%
Automobiles – (0.8)%
BAIC Motor Corp Ltd	36,000	$(46,896)
Banks – (2.5)%
Bendigo & Adelaide Bank Ltd	9,567	(86,915)
Suruga Bank Ltd	2,700	(57,756)
		(144,671)
Beverages – (1.3)%
Davide Campari-Milano SpA	10,000	(77,299)
Chemicals – (4.8)%
Covestro AG	1,000	(102,810)
Givaudan SA	40	(92,288)
Novozymes A/S	1,400	(79,995)
		(275,093)
Consumer Finance – (1.6)%
FlexiGroup Ltd/Australia	70,547	(94,569)
Electric Utilities – (1.2)%
Orsted A/S	1,250	(68,114)
Electrical Equipment – (1.6)%
NKT A/S*	2,000	(91,316)
Food & Staples Retailing – (5.1)%
Aeon Co Ltd	5,500	(92,897)
Casino Guichard Perrachon SA	1,350	(81,750)
ICA Gruppen AB	3,300	(118,883)
		(293,530)
Food Products – (1.6)%
MEIJI Holdings Co Ltd	1,100	(93,491)
Health Care Equipment & Supplies – (1.5)%
Olympus Corp	2,200	(84,245)
Household Durables – (1.3)%
Skyworth Digital Holdings Ltd	168,000	(72,137)
Information Technology Services – (1.2)%
NTT Data Corp	5,900	(70,030)
Marine – (1.5)%
Kuehne + Nagel International AG	500	(88,385)
Oil, Gas & Consumable Fuels – (1.4)%
Neste Oyj	1,230	(78,704)
Paper & Forest Products – (1.0)%
Nippon Paper Industries Co Ltd	3,100	(58,895)
Personal Products – (1.0)%
Shiseido Co Ltd	1,200	(57,849)
Pharmaceuticals – (1.8)%
H Lundbeck A/S	2,000	(101,729)
Road & Rail – (1.3)%
West Japan Railway Co	1,000	(72,963)
Wireless Telecommunication Services – (0.9)%
StarHub Ltd	25,500	(54,349)
Total Securities Sold Short (proceeds $1,787,514)		$(1,924,265)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
Japan	$(588,126)	30.6%
Denmark	(341,154)	17.7
Australia	(181,484)	9.4
Switzerland	(180,673)	9.4
China	(119,033)	6.2
Sweden	(118,883)	6.2
Germany	(102,810)	5.3
France	(81,750)	4.3
Finland	(78,704)	4.1
Italy	(77,299)	4.0
Singapore	(54,349)	2.8

Total	$(1,924,265)	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	1/22/18	120,048	$(90,780)	$2,871
Australian Dollar	1/22/18	(7,804)	5,919	(169)
British Pound	1/22/18	57,670	(77,403)	506
British Pound	1/22/18	(632,964)	846,767	(8,315)
Danish Krone	1/22/18	1,125,461	(178,856)	2,853
Danish Krone	1/22/18	(67,110)	10,759	(77)
Euro	1/22/18	131,330	(155,406)	2,366
Euro	1/22/18	(12,367)	14,591	(267)
Hong Kong Dollar	1/22/18	(2,320,322)	297,407	260
Hong Kong Dollar	1/22/18	49,657	(6,365)	(6)
Japanese Yen	1/22/18	704,341	(6,258)	1
Japanese Yen	1/22/18	(39,177,426)	346,303	(1,839)
Singapore Dollar	1/22/18	2,011	(1,482)	23
Singapore Dollar	1/22/18	(59,955)	44,401	(458)
Swedish Krona	1/22/18	342,069	(40,706)	1,071
Swedish Krona	1/22/18	(71,807)	8,548	(223)
Swiss Franc	1/22/18	173,220	(175,670)	2,447

				1,044
Citigroup Global Markets:
Korean Won	3/9/18	313,709,936	(287,228)	6,506
JPMorgan Chase & Co.:
Korean Won	3/9/18	(564,031,650)	519,084	(9,026)
Total				$(1,476)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Long/Short Equity Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Credit Suisse Securities (Europe) Limited:

Wistron Corp	1 month USD LIBOR less 166 basis points	Monthly	3/22/18	(55,646)	TWD	$(3,825)
LG Display Co Ltd	1 month USD LIBOR less 45 basis points	Monthly	8/8/18	(81,953)	KRW	747
Lotte Chemical Corp	1 month USD LIBOR less 50 basis points	Monthly	8/8/18	(56,861)	KRW	(760)
Telit Communications plc	1 month USD LIBOR less 5,000 basis points	Monthly	12/7/18	(98,802)	GBP	5,101
Woodford Patient Capital Trust PLC	1 month USD LIBOR less 144 basis points	Monthly	12/7/18	(83,600)	GBP	(1,049)
Danone SA	1 month USD LIBOR less 35 basis points	Monthly	12/7/18	(80,638)	EUR	340
AO World plc	1 month USD LIBOR less 175 basis points	Monthly	12/7/18	(74,700)	GBP	11,756
Hargreaves Lansdown PLC	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(72,585)	GBP	(11,461)
Countrywide PLC	1 month USD LIBOR less 110 basis points	Monthly	12/7/18	(68,400)	GBP	(5,112)
Metro Bank PLC	1 month USD LIBOR less 150 basis points	Monthly	12/7/18	(65,189)	GBP	(3,510)
Allied Minds plc	1 month USD LIBOR less 1,600 basis points	Monthly	12/7/18	(65,100)	GBP	(574)
Stagecoach Group	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(61,740)	GBP	5,866
Astrazeneca	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(61,386)	GBP	(6,328)
Pets at Home Group PLC	1 month USD LIBOR less 150 basis points	Monthly	12/7/18	(59,745)	GBP	(2,700)
Wetherspoon	1 month USD LIBOR less 90 basis points	Monthly	12/7/18	(59,584)	GBP	(2,780)
Fevertree Drinks PLC	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(59,160)	GBP	(12,511)
Carillion plc	1 month USD LIBOR less 4,000 basis points	Monthly	12/7/18	(46,063)	GBP	(1,692)
Afren plc¢	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(42,329)	GBP	55,858
1 month USD LIBOR plus 20 basis points	Dixons Carphone PLC	Monthly	12/7/18	40,350	GBP	12,669
1 month USD LIBOR plus 20 basis points	Babcock International Group PLC	Monthly	12/7/18	54,120	GBP	2,758
1 month USD LIBOR plus 20 basis points	Wood Group (John) PLC	Monthly	12/7/18	56,960	GBP	(6,980)
1 month USD LIBOR plus 20 basis points	Scottish & Southern Energy	Monthly	12/7/18	59,490	GBP	(154)
1 month USD LIBOR plus 20 basis points	Northgate PLC	Monthly	12/7/18	61,913	GBP	(6,571)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Credit Suisse Securities (Europe) Limited:

1 month USD LIBOR plus 20 basis points	SIG plc	Monthly	12/7/18	67,080	GBP	4,518
1 month USD LIBOR plus 20 basis points	BT Group plc	Monthly	12/7/18	67,106	GBP	4,593
1 month USD LIBOR plus 20 basis points	Shire PLC	Monthly	12/7/18	90,288	GBP	7,768
1 month USD LIBOR plus 20 basis points	Melrose Industries PLC	Monthly	12/7/18	92,115	GBP	3,908
1 month USD LIBOR plus 20 basis points	Balfour Beatty plc	Monthly	12/7/18	93,310	GBP	14,287
1 month USD LIBOR plus 20 basis points	Clinigen Group plc	Monthly	12/7/18	98,850	GBP	5,212
1 month USD LIBOR plus 20 basis points	St. Modwen Properties plc	Monthly	12/7/18	98,850	GBP	3,313
1 month USD LIBOR plus 20 basis points	Renault SA	Monthly	12/7/18	110,344	EUR	(1,736)
1 month USD LIBOR plus 20 basis points	NMC Health plc	Monthly	12/7/18	112,000	GBP	4,570
1 month USD LIBOR plus 20 basis points	Paragon Group Companies plc	Monthly	12/7/18	119,375	GBP	3,927
1 month USD LIBOR plus 20 basis points	Victrex plc	Monthly	12/7/18	119,550	GBP	16,673
1 month USD LIBOR plus 20 basis points	Bellway plc	Monthly	12/7/18	123,095	GBP	2,114
Total						$98,235

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 18,904	$ -	$ 18,904
Outstanding swap contracts, at value	-	165,978	165,978

Total Asset Derivatives	$ 18,904	$165,978	$184,882

Liability Derivatives:
Forward foreign currency exchange contracts	$ 20,380	$ -	$ 20,380
Outstanding swap contracts, at value	-	67,743	67,743

Total Liability Derivatives	$ 20,380	$ 67,743	$ 88,123

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Long/Short Equity Fund

Schedule of Investments (unaudited)

December 31, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$(99,257)	$ -	$ (99,257)
Swap contracts	-	453,680	453,680

Total	$(99,257)	$453,680	$354,423

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ 11,489	$ -	$ 11,489
Swap contracts	-	118,572	118,572

Total	$ 11,489	$118,572	$130,061

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Forward foreign currency exchange contracts, purchased	$ 1,646,213
Forward foreign currency exchange contracts, sold	3,950,663
Total return swaps, long	412
Total return swaps, short	127,203

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
PJSC	Private Joint Stock Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Auto Components	$-	$75,871	$-
Automobiles	-	85,496	-
Banks	-	435,193	-
Beverages	-	89,662	-
Commercial Services & Supplies	-	86,293	-
Electronic Equipment, Instruments & Components	-	63,339	-
Hotels, Restaurants & Leisure	-	95,960	130,836
Household Durables	-	89,850	-
Industrial Conglomerates	-	45,345	-
Information Technology Services	-	106,336	-
Insurance	-	144,737	-
Internet & Direct Marketing Retail	61,094	-	-
Internet Software & Services	85,232	102,613	-
Media	116,250	88,615	-
Metals & Mining	-	84,714	-
Oil, Gas & Consumable Fuels	-	287,387	-
Pharmaceuticals	-	124,360	-
Real Estate Management & Development	-	261,073	-
Textiles, Apparel & Luxury Goods	-	277,928	-
Tobacco	-	103,080	-
Wireless Telecommunication Services	-	110,619	-
Preferred Stocks	-	148,176	-
Investment Companies	3,324,876	-	-
Total Investments in Securities	$3,587,452	$2,906,647	$130,836

Janus Investment Fund	15

Janus Henderson International Long/Short Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	18,904	-
Outstanding Swap Contracts, at Value	-	110,120	55,858
Total Assets	$3,587,452	$3,091,529	$186,694
Liabilities
Investments In Securities Sold Short:
Common Stocks	$-	$1,924,265	$-
Total Investments In Securities Sold Short:	$-	$1,924,265	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	20,380	-
Outstanding Swap Contracts, at Value	-	67,743	-
Total Liabilities	$-	$2,012,388	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets
	Level 3 Value as of 6/30/17	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)(b)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Level 3 Value as of 12/31/17
Investments in Securities:
Common Stocks
Hotels, Restaurants & Leisure	$ 177,300	$-	$ (46,464)	$-	$-	$-	$ 130,836
Oil, Gas & Consumable Fuels	157,811	-	(24,340)	-	-	(133,471)	-
Total Return Swaps	53,882	-	1,976	-	-	-	55,858
Total	$ 388,993	$-	$ (68,828)	$-	$-	$(133,471)	$ 186,694

(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.

(b) Represents the change in unrealized net appreciation/depreciation related to assets categorized as Level 3 held at December 31, 2017.

16	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$6,624,935
Cash	52
Deposits with brokers for OTC derivatives	370,000
Deposits with brokers for short sales	593,107
Forward foreign currency exchange contracts	18,904
Outstanding swap contracts, at value	165,978
Non-interested Trustees' deferred compensation	110
Receivables:
Due from adviser	15,605
Dividends and interest on swap contracts	15,327
Foreign tax reclaims	8,984
Investments sold	6,252
Dividends	5,877
Other assets	2,794
Total Assets	7,827,925
Liabilities:
Short sales, at value(2)	1,924,265
Forward foreign currency exchange contracts	20,380
Outstanding swap contracts, at value	67,743
Payables:	—
Dividends and interest on swap contracts	24,142
Professional fees	18,413
Advisory fees	7,441
Custodian fees	3,926
Transfer agent fees and expenses	1,906
12b-1 Distribution and shareholder servicing fees	127
Non-interested Trustees' deferred compensation fees	110
Non-interested Trustees' fees and expenses	94
Fund administration fees	46
Accrued expenses and other payables	9,287
Total Liabilities	2,077,880
Net Assets	$5,750,045

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Long/Short Equity Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,280,916
Undistributed net investment income/(loss)	(580,185)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,059,375)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	108,689
Total Net Assets	$5,750,045
Net Assets - Class A Shares	$105,263
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,492
Net Asset Value Per Share(3)	$9.16
Maximum Offering Price Per Share(4)	$9.72
Net Assets - Class C Shares	$103,291
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,424
Net Asset Value Per Share(3)	$9.04
Net Assets - Class D Shares	$106,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,758
Net Asset Value Per Share	$9.02
Net Assets - Class I Shares	$921,933
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	102,008
Net Asset Value Per Share	$9.04
Net Assets - Class N Shares	$4,413,736
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	489,981
Net Asset Value Per Share	$9.01
Net Assets - Class S Shares	$49,872
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,531
Net Asset Value Per Share	$9.02
Net Assets - Class T Shares	$49,944
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,538
Net Asset Value Per Share	$9.02

(1) Includes cost of $6,475,392.

(2) Proceeds $1,787,514.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends	$91,847
Foreign tax withheld	(6,288)
Total Investment Income	85,559
Expenses:
Advisory fees	81,453
12b-1 Distribution and shareholder servicing fees:
Class A Shares	384
Class C Shares	525
Class S Shares	63
Transfer agent administrative fees and expenses:
Class D Shares	55
Class S Shares	63
Class T Shares	63
Transfer agent networking and omnibus fees:
Class C Shares	21
Class I Shares	3,720
Other transfer agent fees and expenses:
Class A Shares	206
Class C Shares	17
Class D Shares	25
Class I Shares	434
Class N Shares	197
Short sale fees and expenses	39,589
Short sales dividends expense	26,830
Registration fees	26,121
Professional fees	25,191
Custodian fees	2,628
Shareholder reports expense	2,518
Fund administration fees	531
Non-interested Trustees’ fees and expenses	33
Other expenses	6,817
Total Expenses	217,484
Less: Excess Expense Reimbursement and Waivers	(50,283)
Net Expenses	167,201
Net Investment Income/(Loss)	(81,642)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	974,205
Forward foreign currency exchange contracts	(99,257)
Short sales	(733,149)
Swap contracts	453,680
Total Net Realized Gain/(Loss) on Investments	595,479
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(763,752)
Forward foreign currency exchange contracts	11,489
Short sales	237,124
Swap contracts	118,572
Total Change in Unrealized Net Appreciation/Depreciation	(396,567)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$117,270

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Long/Short Equity Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017	Period ended June 30, 2017(1)(2)	Year ended July 31, 2016(3)(4)

Operations:
Net investment income/(loss)	$(81,642)	$(242,444)	$(342,498)
Net realized gain/(loss) on investments	595,479	331,936	(1,006,327)
Change in unrealized net appreciation/depreciation	(396,567)	193,439	174,893
Net Increase/(Decrease) in Net Assets Resulting from Operations	117,270	282,931	(1,173,932)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,383)	—	(7,080)
Class C Shares	(3,420)	(4,283)	(2,841)
Class D Shares	(6,026)	—	N/A
Class I Shares	(56,529)	(223,699)	(19,072)
Class N Shares	(261,759)	(110,041)	(164,331)
Class S Shares	(2,674)	—	N/A
Class T Shares	(2,738)	—	N/A
Total Dividends from Net Investment Income	(338,529)	(338,023)	(193,324)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	—	(676)
Class C Shares	—	—	(333)
Class I Shares	—	—	(3,476)
Class N Shares	—	—	(15,567)
Total Distributions from Net Realized Gain from Investment Transactions	—	—	(20,052)
Net Decrease from Dividends and Distributions to Shareholders	(338,529)	(338,023)	(213,376)
Capital Share Transactions:
Class A Shares	(1,036,889)	(16,826,819)	18,451,807
Class C Shares	2,956	(129,792)	136,714
Class D Shares	29,870	82,456	N/A
Class I Shares	(9,280,240)	(139,720)	4,765,039
Class N Shares	—	(35,028)	5,005,170
Class S Shares	2,674	50,010	N/A
Class T Shares	2,738	50,010	N/A
Net Increase/(Decrease) from Capital Share Transactions	(10,278,891)	(16,948,883)	28,358,730
Net Increase/(Decrease) in Net Assets	(10,500,150)	(17,003,975)	26,971,422
Net Assets:
Beginning of period	16,250,195	33,254,170	6,282,748
End of period	$5,750,045	$16,250,195	$33,254,170

Undistributed Net Investment Income/(Loss)	$(580,185)	$(160,014)	$(489,908)

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(4) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Statements of Cash Flows (unaudited)

For the period ended December 31, 2017

Cash Flows from Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$117,270
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operatiing activities:
Purchases of investments in securities	(3,371,264)
Payments to cover short sales	(5,915,721)
Proceeds from disposition of investments in securities	8,342,107
Proceeds from short sales	2,567,789
Short term investments, net	7,543,394
Net realized gain/(loss):
Investments and foreign currency transactions	(974,205)
Short sales	733,149
Change in unrealized net appreciation/depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	763,752
Forward foreign currency exchange contracts	(11,489)
Short sales	(237,124)
Swap contracts	(118,572)
Changes in assets and liabilities:
(Increase)/decrease in assets:
Restricted cash (Note 1)	2,161,288
Deposits with brokers for OTC derivatives	(370,000)
Deposits with brokers for short sales	(593,107)
Non-interested Trustees' deferred compensation	179
Receivables:
Dividends	8,420
Foreign tax reclaims	(1,461)
Investments sold	(6,252)
Dividends and interest on swap contracts	(12,197)
Due from adviser	(15,605)
Other assets	24,717
Increase/(decrease) in liabilities:
Payables:	—
Dividends and interest on swap contracts	23,013
Advisory fees	6,877
12b-1 Distribution and shareholder servicing fees	(230)
Transfer agent fees and expenses	(904)
Investments purchased	(34,595)
Accrued expenses and other payables	(21,898)
Net Cash Provided By/(Used In) Operating Activities	$10,607,331
Proceeds from shares sold	$91,018
Payments on shares repurchased	(10,446,215)
Cash distributions paid*	(262,223)
Net cash provided by/(used in) financing activities	$(10,617,420)
Net increase/(decrease) in cash during the year	$(10,089)
Cash and cash denominated in foreign currency, beginning balance	$10,141
Cash and cash denominated in foreign currency, ending balance	$52
*Non-cash reinvestment of Fund distributions of $76,306.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$9.69	$9.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.08)	(0.16)
Net realized and unrealized gain/(loss)	0.04	0.40
Total from Investment Operations	(0.04)	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.49)	—
Net Asset Value, End of Period	$9.16	$9.69
Total Return*	(0.43)%	2.54%
Net Assets, End of Period (in thousands)	$105	$1,128
Average Net Assets for the Period (in thousands)	$333	$1,495
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.85%	3.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.47%	2.49%
Ratio of Net Investment Income/(Loss)	(1.44)%	(1.62)%
Portfolio Turnover Rate	77%	186%

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$9.39	$9.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.11)	(0.23)
Net realized and unrealized gain/(loss)	0.07	0.42
Total from Investment Operations	(0.04)	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.18)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.31)	(0.18)
Net Asset Value, End of Period	$9.04	$9.39
Total Return*	(0.47)%	2.06%
Net Assets, End of Period (in thousands)	$103	$104
Average Net Assets for the Period (in thousands)	$105	$218
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.65%	5.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.64%	3.74%
Ratio of Net Investment Income/(Loss)	(2.33)%	(2.66)%
Portfolio Turnover Rate	77%	186%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015(1)
Net Asset Value, Beginning of Period	$10.27	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.14)	(0.12)
Net realized and unrealized gain/(loss)	(0.32)	0.39
Total from Investment Operations	(0.46)	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	—
Distributions (from capital gains)	(0.03)	—
Total Dividends and Distributions	(0.36)	—
Net Asset Value, End of Period	$9.45	$10.27
Total Return*	(4.59)%	2.70%
Net Assets, End of Period (in thousands)	$18,046	$199
Average Net Assets for the Period (in thousands)	$9,016	$142
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.22%(3)	10.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.53%	4.00%
Ratio of Net Investment Income/(Loss)	(1.47)%	(1.84)%
Portfolio Turnover Rate	274%	285%

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015(1)
Net Asset Value, Beginning of Period	$10.22	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.22)	(0.17)
Net realized and unrealized gain/(loss)	(0.32)	0.39
Total from Investment Operations	(0.54)	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	—
Distributions (from capital gains)	(0.03)	—
Total Dividends and Distributions	(0.30)	—
Net Asset Value, End of Period	$9.38	$10.22
Total Return*	(5.39)%	2.20%
Net Assets, End of Period (in thousands)	$233	$102
Average Net Assets for the Period (in thousands)	$114	$101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.91%(3)	10.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.61%	4.72%
Ratio of Net Investment Income/(Loss)	(2.28)%	(2.55)%
Portfolio Turnover Rate	274%	285%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 9, 2014 (inception date) through July 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund..

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$9.53	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.07)	—(3)
Net realized and unrealized gain/(loss)	0.09	(0.05)(4)
Total from Investment Operations	0.02	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.53)	—
Net Asset Value, End of Period	$9.02	$9.53
Total Return*	0.14%	(0.52)%
Net Assets, End of Period (in thousands)	$106	$82
Average Net Assets for the Period (in thousands)	$91	$80
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.16%	4.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.73%	2.91%
Ratio of Net Investment Income/(Loss)	(1.41)%	(0.72)%
Portfolio Turnover Rate	77%	186%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(5)
Net Asset Value, Beginning of Period	$9.53	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.06)	(0.14)
Net realized and unrealized gain/(loss)	0.07	0.40
Total from Investment Operations	0.01	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.22)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.50)	(0.22)
Net Asset Value, End of Period	$9.04	$9.53
Total Return*	0.03%	2.85%
Net Assets, End of Period (in thousands)	$922	$10,162
Average Net Assets for the Period (in thousands)	$7,752	$9,926
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.10%	4.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.49%	2.76%
Ratio of Net Investment Income/(Loss)	(1.19)%	(1.61)%
Portfolio Turnover Rate	77%	186%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(5) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015(1)
Net Asset Value, Beginning of Period	$10.28	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.12)	(0.10)
Net realized and unrealized gain/(loss)	(0.31)	0.38
Total from Investment Operations	(0.43)	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	—
Distributions (from capital gains)	(0.03)	—
Total Dividends and Distributions	(0.36)	—
Net Asset Value, End of Period	$9.49	$10.28
Total Return*	(4.27)%	2.80%
Net Assets, End of Period (in thousands)	$10,295	$5,982
Average Net Assets for the Period (in thousands)	$6,436	$5,250
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.75%(3)	9.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.81%	3.63%
Ratio of Net Investment Income/(Loss)	(1.20)%	(1.49)%
Portfolio Turnover Rate	274%	285%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 9, 2014 (inception date) through July 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund..

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$9.54	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.06)	(0.14)
Net realized and unrealized gain/(loss)	0.06	0.42
Total from Investment Operations	—	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	(0.22)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.53)	(0.22)
Net Asset Value, End of Period	$9.01	$9.54
Total Return*	0.11%	2.98%
Net Assets, End of Period (in thousands)	$4,414	$4,674
Average Net Assets for the Period (in thousands)	$4,690	$4,678
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.58%	4.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.58%	2.75%
Ratio of Net Investment Income/(Loss)	(1.27)%	(1.61)%
Portfolio Turnover Rate	77%	186%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(3)
Net Asset Value, Beginning of Period	$9.53	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.08)	(0.01)
Net realized and unrealized gain/(loss)	0.08	(0.04)(4)
Total from Investment Operations	—	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.51)	—
Net Asset Value, End of Period	$9.02	$9.53
Total Return*	(0.04)%	(0.52)%
Net Assets, End of Period (in thousands)	$50	$50
Average Net Assets for the Period (in thousands)	$50	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.09%	4.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.96%	3.28%
Ratio of Net Investment Income/(Loss)	(1.65)%	(1.07)%
Portfolio Turnover Rate	77%	186%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.09)
Net realized and unrealized gain/(loss)	(0.21)
Total from Investment Operations	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)
Distributions (from capital gains)	(0.03)
Total Dividends and Distributions	(0.36)
Net Asset Value, End of Period	$9.48
Total Return*	(3.03)%
Net Assets, End of Period (in thousands)	$4,681
Average Net Assets for the Period (in thousands)	$4,799
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.23%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.99%
Ratio of Net Investment Income/(Loss)	(1.39)%
Portfolio Turnover Rate	274%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund..

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson International Long/Short Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$9.53	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.07)	(0.01)
Net realized and unrealized gain/(loss)	0.08	(0.04)(3)
Total from Investment Operations	0.01	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.52)	—
Net Asset Value, End of Period	$9.02	$9.53
Total Return*	0.09%	(0.52)%
Net Assets, End of Period (in thousands)	$50	$50
Average Net Assets for the Period (in thousands)	$50	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.86%	4.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.72%	3.01%
Ratio of Net Investment Income/(Loss)	(1.42)%	(0.80)%
Portfolio Turnover Rate	77%	186%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

28	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Long/Short Equity Fund (formerly named Henderson International Long/Short Equity Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Long/Short Equity Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	29

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

30	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows:

1) BNN Technology PLC: last trade price of 0.042 GBP prior to a trading halt. No other significant unobservable inputs were used.

2) Total Return Swap: last traded price for the underlying swap security of 0.01785 GBP prior to a trading halt. No other significant unobservable inputs were used.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,072,868 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Financial assets of $177,300 were transferred out of Level 1 to Level 3 since the current market for the securities with quoted prices are not considered active.

Financial assets of $157,811 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	31

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future

32	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Janus Investment Fund	33

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an

34	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).Equity swaps may be used in lieu of direct stock investment or short sale to enhance liquidity, synthetically enter markets with high barriers to entry or establish short positions in markets where short selling is disallowed. Equity swaps involve commitments where cash flows are exchanged based on a variable interest rate. At maturity, or upon reset or termination, a net cash flow is exchanged equivalent to the return, inclusive of dividends declared, on the underlying equity, less a financing rate. The Fund may enter into equity swaps for purposes of establishing long or short exposure to underlying individual securities.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$12,398	$(11,354)	$—	$1,044
Citigroup Global Markets	6,506	—	—	6,506
Credit Suisse Securities (Europe) Limited	165,978	(67,743)	370,000(c)	468,235

Total	$184,882	$(79,097)	$370,000	$475,785
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$11,354	$(11,354)	$—	$—
Credit Suisse Securities (Europe) Limited	67,743	(67,743)	—	—
JPMorgan Chase & Co.	9,026	—	—	9,026
State Street	1,924,265	—	(1,924,265)	—

Total	$2,012,388	$(79,097)	$(1,924,265)	$9,026
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
(c)	The Fund pledged $370,000 for certain transactions. This amount is included in “Deposits with brokers for OTC derivatives” on the Statement of Assets and Liabilities.

State Street is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments, if any.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 1.25% of its average daily net assets.

38	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
All Asset Levels	1.25

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.43% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.75%, 2.50%, 1.50%, and 1.50% for Class A, Class C, Class I, and Class R6, respectively. Dividends and interest expense on securities sold short are excluded from the expense limitation calculation.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder

Janus Investment Fund	39

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, an annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was

40	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $487.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2017.

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	47		1
Class I Shares	-*		-*
Class N Shares	-*		-*
Class S Shares	100		1
Class T Shares	100		1

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the period ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,625,386)	$ -	$ (1,625,386)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,485,508	$ 408,747	$ (269,320)	$ 139,427

42	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

Information on the tax components of securities sold short as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (1,776,145)	$ (197,012)	$ 48,892	$ (148,120)

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 184,882	$ (88,123)	$ 96,759

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2017		Period ended June 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	243	$ 2,521	1,709,957	$ 15,988,962
Reinvested dividends and distributions	582	5,383	-	-
Shares repurchased	(105,700)	(1,044,793)	(3,503,648)	(32,815,781)
Net Increase/(Decrease)	(104,875)	$(1,036,889)	(1,793,691)	$(16,826,819)
Class C Shares:
Shares sold	-	$ -	1	$ 79
Reinvested dividends and distributions	324	2,956	279	2,521
Shares repurchased	-	-	(14,001)	(132,392)
Net Increase/(Decrease)	324	$ 2,956	(13,721)	$ (129,792)
Class D Shares:
Shares sold	3,864	$ 37,059	8,623	$ 82,456
Reinvested dividends and distributions	663	6,026	-	-
Shares repurchased	(1,392)	(13,215)	-	-
Net Increase/(Decrease)	3,135	$ 29,870	8,623	$ 82,456
Class I Shares:
Shares sold	5,388	$ 51,438	247,428	$ 2,349,775
Reinvested dividends and distributions	6,205	56,529	22,483	205,493
Shares repurchased	(976,164)	(9,388,207)	(288,714)	(2,694,988)
Net Increase/(Decrease)	(964,571)	$(9,280,240)	(18,803)	$ (139,720)
Class N Shares:
Shares sold	-	$ -	164	$ 2,937
Reinvested dividends and distributions	-	-	84	763
Shares repurchased	-	-	(4,072)	(38,728)
Net Increase/(Decrease)	-	$ -	(3,824)	$ (35,028)
Class S Shares:
Shares sold	-	$ -	5,237	$ 50,010
Reinvested dividends and distributions	294	2,674	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	294	$ 2,674	5,237	$ 50,010
Class T Shares:
Shares sold	-	$ -	5,237	$ 50,010
Reinvested dividends and distributions	301	2,738	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	301	$ 2,738	5,237	$ 50,010
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

44	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

Year ended July 31, 2016(1)	Shares	Amount

Class A Shares:
Shares sold	2,254,481	$21,931,915
Reinvested dividends and distributions	786	7,755
Shares repurchased	(364,544)	(3,487,863)
Net Increase/(Decrease)	1,890,723	$18,451,807
Class C Shares:
Shares sold	14,806	$ 136,562
Reinvested dividends and distributions	15	152
Shares repurchased	-	-
Net Increase/(Decrease)	14,821	$ 136,714
Class I Shares:
Shares sold	1,143,147	$11,259,960
Reinvested dividends and distributions	2,274	22,548
Shares repurchased	(641,697)	(6,517,469)
Net Increase/(Decrease)	503,724	$ 4,765,039
Class N Shares:
Shares sold	493,775	$ 5,004,874
Reinvested dividends and distributions	30	296
Shares repurchased	-	-
Net Increase/(Decrease)	493,805	$ 5,005,170
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 9,286,985	$ 10,909,896	$ -	$ -

For the period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$24,624,456	$ 25,099,910	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

Janus Investment Fund	45

Janus Henderson International Long/Short Equity Fund

Notes to Financial Statements (unaudited)

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

46	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

Janus Investment Fund	47

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

48	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	49

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

50	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson International Long/Short Equity Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

60	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	61

Janus Henderson International Long/Short Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

62	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	63

Janus Henderson International Long/Short Equity Fund

Notes

NotesPage1

64	DECEMBER 31, 2017

Janus Henderson International Long/Short Equity Fund

Notes

NotesPage2

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93076 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson International Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Managed Volatility Fund

Janus Henderson International Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2017, Janus Henderson International Managed Volatility Fund’s Class I Shares returned 11.11%. This compares to the 9.86% return posted by the MSCI EAFE® Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI EAFE Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI EAFE Index return advanced by 9.86% for the six-month period ending December 31, 2017. Janus Henderson International Managed Volatility Fund outperformed the MSCI EAFE Index over the period and generated a return of 11.11%.

The Fund’s defensive positioning acted as a headwind to relative performance as investors’ risk appetites increased in international equity markets during the period. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements. While the Fund’s overweight to lower beta stocks detracted from the Fund’s relative return, the Fund outperformed during the period, benefiting from favorable sector positioning and security selection.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund was positively impacted by an average underweight allocation to health care, which was the weakest-performing sector during the period, as well as favorable selection effect within the information technology, industrials and consumer discretionary sectors. An average overweight to some strongly performing mid-cap technology stocks were among the largest contributors during the period.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing

Janus Investment Fund	1

Janus Henderson International Managed Volatility Fund (unaudited)

changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson International Managed Volatility Fund.

2	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
CLP Holdings Ltd
Electric Utilities	2.0%
Galaxy Entertainment Group Ltd
Hotels, Restaurants & Leisure	1.7%
Check Point Software Technologies Ltd
Software	1.7%
adidas AG
Textiles, Apparel & Luxury Goods	1.6%
Hang Seng Bank Ltd
Banks	1.5%
8.5%

Asset Allocation - (% of Net Assets)
Common Stocks	99.0%
Investment Companies	0.9%
Preferred Stocks	0.2%
Rights	0.0%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017						per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	10.83%	28.17%	8.61%	2.06%	2.32%	1.14%
Class A Shares at MOP	4.44%	20.78%	7.33%	1.45%	1.75%
Class C Shares at NAV	10.52%	27.51%	8.28%	1.79%	2.01%	1.89%
Class C Shares at CDSC	9.52%	26.51%	8.28%	1.79%	2.01%
Class D Shares(1)	11.04%	28.76%	8.90%	2.13%	2.38%	0.99%
Class I Shares	11.11%	28.76%	8.98%	2.25%	2.51%	0.80%
Class N Shares	11.16%	29.02%	8.98%	2.25%	2.51%	0.80%
Class S Shares	10.96%	28.45%	8.73%	2.07%	2.31%	1.26%
Class T Shares	11.05%	28.62%	8.76%	1.59%	1.67%	1.00%
MSCI EAFE Index	9.86%	25.03%	7.90%	1.94%	2.03%
Morningstar Quartile - Class I Shares	-	3rd	2nd	3rd	3rd
Morningstar Ranking - based on total returns for Foreign Large Growth Funds	-	292/421	114/357	197/292	185/274

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2016. Performance shown for periods prior to October 28, 2016, reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions..

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – May 2, 2007

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,108.30	$6.16	$1,000.00	$1,019.36	$5.90	1.16%
Class C Shares	$1,000.00	$1,105.20	$9.98	$1,000.00	$1,015.73	$9.55	1.88%
Class D Shares	$1,000.00	$1,110.40	$5.16	$1,000.00	$1,020.32	$4.94	0.97%
Class I Shares	$1,000.00	$1,111.10	$4.74	$1,000.00	$1,020.72	$4.53	0.89%
Class N Shares	$1,000.00	$1,111.60	$4.26	$1,000.00	$1,021.17	$4.08	0.80%
Class S Shares	$1,000.00	$1,109.60	$6.86	$1,000.00	$1,018.70	$6.56	1.29%
Class T Shares	$1,000.00	$1,110.50	$5.48	$1,000.00	$1,020.01	$5.24	1.03%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – 99.0%
Aerospace & Defense – 2.6%
Airbus SE	2,301	$228,474
Dassault Aviation SA	171	265,803
Elbit Systems Ltd	2,443	326,761
Meggitt PLC	6,647	43,031
Rolls-Royce Holdings PLC*	9,634	109,623
Safran SA	4,953	509,252
Thales SA	10,571	1,137,416
Zodiac Aerospace	9,498	284,073
		2,904,433
Air Freight & Logistics – 0.2%
Deutsche Post AG	3,407	161,829
Airlines – 1.6%
ANA Holdings Inc	10,100	421,575
Deutsche Lufthansa AG	31,829	1,169,897
easyJet PLC	3,963	78,321
International Consolidated Airlines Group SA	3,444	29,856
Japan Airlines Co Ltd	1,700	66,530
		1,766,179
Auto Components – 1.3%
Aisin Seiki Co Ltd	500	28,098
Bridgestone Corp	9,000	418,610
Cie Generale des Etablissements Michelin	1,503	215,270
Denso Corp	2,500	150,115
Faurecia	1,197	93,332
Koito Manufacturing Co Ltd	2,700	189,881
Minth Group Ltd	24,000	144,430
NGK Spark Plug Co Ltd	2,800	68,098
Stanley Electric Co Ltd	3,000	121,861
Toyota Industries Corp	900	57,858
		1,487,553
Automobiles – 2.8%
Ferrari NV	11,820	1,239,710
Fiat Chrysler Automobiles NV*	9,532	169,941
Honda Motor Co Ltd	2,000	68,580
Isuzu Motors Ltd	2,700	45,158
Mazda Motor Corp	1,600	21,472
Mitsubishi Motors Corp	15,100	109,133
Peugeot SA	1,646	33,432
Suzuki Motor Corp	17,000	984,773
Toyota Motor Corp	2,100	134,493
Volkswagen AG	241	48,787
Yamaha Motor Co Ltd	9,200	301,291
		3,156,770
Banks – 11.1%
ABN AMRO Group NV	9,206	296,195
Banco de Sabadell SA	28,482	56,362
Bank Hapoalim BM	137,871	1,014,836
Bank Leumi Le-Israel BM	209,298	1,262,401
Bank of Kyoto Ltd	5,300	275,750
Bank of Queensland Ltd	30,561	302,638
Bankinter SA	2,958	27,995
Bendigo & Adelaide Bank Ltd	4,839	43,962
BNP Paribas SA	610	45,484
BOC Hong Kong Holdings Ltd	252,000	1,274,636
CaixaBank SA	167,612	779,519
Commerzbank AG*	44,545	668,060
Credit Agricole SA	27,868	460,315
Danske Bank A/S	1,402	54,515
DBS Group Holdings Ltd	31,600	585,252

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Banks – (continued)
DNB ASA	2,289	$42,337
Erste Group Bank AG*	12,943	558,099
Hang Seng Bank Ltd	65,100	1,614,155
HSBC Holdings PLC	36,800	379,448
ING Groep NV	11,489	211,381
Intesa Sanpaolo SpA	60,817	201,677
Intesa Sanpaolo SpA - RSP	55,562	177,154
KBC Group NV	634	54,009
Mebuki Financial Group Inc	11,400	48,285
Mediobanca SpA	3,568	40,405
Mizrahi Tefahot Bank Ltd	19,999	369,018
Nordea Bank AB	12,826	155,286
Oversea-Chinese Banking Corp Ltd	23,900	220,869
Raiffeisen Bank International AG*	14,966	541,866
Royal Bank of Scotland Group PLC*	12,574	46,890
Societe Generale SA	1,107	57,067
Swedbank AB	1,552	37,378
UniCredit SpA*	6,109	113,792
United Overseas Bank Ltd	16,400	323,613
		12,340,649
Beverages – 1.8%
Asahi Group Holdings Ltd	1,000	49,586
Carlsberg A/S	413	49,477
Coca-Cola Bottlers Japan Inc	900	32,876
Coca-Cola European Partners PLC	4,249	169,323
Coca-Cola HBC AG*	8,688	282,542
Heineken Holding NV	2,777	274,326
Heineken NV	2,433	253,571
Kirin Holdings Co Ltd	25,300	636,630
Remy Cointreau SA	1,058	146,567
Treasury Wine Estates Ltd	6,703	83,357
		1,978,255
Biotechnology – 0.4%
CSL Ltd	1,443	158,788
Grifols SA	10,003	292,460
		451,248
Building Products – 0.1%
Daikin Industries Ltd	300	35,522
TOTO Ltd	2,100	123,821
		159,343
Capital Markets – 2.6%
3i Group PLC	13,852	170,712
Amundi SA (144A)	324	27,424
ASX Ltd	1,541	65,889
Credit Suisse Group AG*	5,789	103,072
Deutsche Boerse AG	1,155	133,865
Hargreaves Lansdown PLC	2,762	67,174
Japan Exchange Group Inc	8,400	145,541
Julius Baer Group Ltd*	1,263	77,236
Kingston Financial Group Ltd	206,000	197,348
London Stock Exchange Group PLC	4,155	212,702
Natixis SA	18,127	143,382
Partners Group Holding AG	2,062	1,413,319
SBI Holdings Inc/Japan	2,300	48,018
Schroders PLC	1,110	52,495
		2,858,177
Chemicals – 6.3%
Akzo Nobel NV	211	18,454
Asahi Kasei Corp	86,000	1,108,002

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Chemicals – (continued)
BASF SE	601	$65,949
Chr Hansen Holding A/S	4,139	388,254
Clariant AG*	962	26,869
Covestro AG	10,937	1,124,430
EMS-Chemie Holding AG	737	491,988
Frutarom Industries Ltd	2,722	255,842
Incitec Pivot Ltd	9,018	27,414
Koninklijke DSM NV	817	77,871
Kuraray Co Ltd	17,300	326,578
Linde AG*	173	40,466
Mitsubishi Chemical Holdings Corp	21,700	238,262
Mitsubishi Gas Chemical Co Inc	13,900	399,937
Mitsui Chemicals Inc	3,800	122,318
Nissan Chemical Industries Ltd	600	23,914
Novozymes A/S	765	43,712
Orica Ltd	2,883	40,676
Sika AG	181	1,435,118
Solvay SA	200	27,770
Sumitomo Chemical Co Ltd	11,000	79,119
Teijin Ltd	1,500	33,431
Toray Industries Inc	5,300	49,998
Tosoh Corp	12,500	283,516
Umicore SA	2,046	96,671
Yara International ASA	3,274	149,906
		6,976,465
Construction & Engineering – 1.5%
Bouygues SA	3,707	192,550
CIMIC Group Ltd	11,137	446,514
Eiffage SA	315	34,510
HOCHTIEF AG	1,205	212,351
Kajima Corp	42,000	403,708
Obayashi Corp	8,000	96,753
Shimizu Corp	2,400	24,769
Taisei Corp	4,400	218,886
		1,630,041
Construction Materials – 0.4%
Boral Ltd	49,426	299,496
Fletcher Building Ltd	5,989	32,230
HeidelbergCement AG	407	44,053
Taiheiyo Cement Corp	2,200	95,021
		470,800
Containers & Packaging – 0%
Toyo Seikan Group Holdings Ltd	1,500	24,068
Diversified Consumer Services – 0%
Benesse Holdings Inc	600	21,071
Diversified Financial Services – 1.4%
Eurazeo SA	5,316	490,277
EXOR NV	478	29,295
Groupe Bruxelles Lambert SA	106	11,430
Industrivarden AB	4,101	101,024
Investor AB	1,822	82,892
Kinnevik AB	2,027	68,387
L E Lundbergforetagen AB	258	19,273
Standard Life Aberdeen PLC	99,619	586,774
Wendel SA	909	157,457
		1,546,809
Diversified Telecommunication Services – 0.6%
Elisa OYJ	3,893	152,599
Proximus SADP	1,194	39,185

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Spark New Zealand Ltd	65,863	$169,348
Swisscom AG	72	38,282
Telefonica Deutschland Holding AG	32,345	162,410
Telenor ASA	4,394	94,153
		655,977
Electric Utilities – 4.5%
CLP Holdings Ltd	216,500	2,215,585
Electricite de France SA	14,584	181,910
Enel SpA	25,396	156,080
Fortum OYJ	6,735	133,306
Iberdrola SA	6,864	53,112
Kansai Electric Power Co Inc	81,400	996,347
Kyushu Electric Power Co Inc	15,900	166,574
Orsted A/S	11,328	617,277
Power Assets Holdings Ltd	34,500	291,164
Red Electrica Corp SA	2,955	66,252
Terna Rete Elettrica Nazionale SpA	14,774	85,780
		4,963,387
Electrical Equipment – 0.4%
Fuji Electric Co Ltd	7,000	52,662
Legrand SA	2,408	185,109
Nidec Corp	1,000	140,392
OSRAM Licht AG	870	77,885
Prysmian SpA	907	29,581
Vestas Wind Systems A/S	89	6,102
		491,731
Electronic Equipment, Instruments & Components – 1.9%
Hitachi High-Technologies Corp	600	25,308
Hitachi Ltd	10,000	77,801
Keyence Corp	900	502,596
Kyocera Corp	1,500	98,025
Omron Corp	3,800	226,366
Yaskawa Electric Corp	27,200	1,188,687
		2,118,783
Equity Real Estate Investment Trusts (REITs) – 2.1%
CapitaLand Commercial Trust	131,200	189,305
Fonciere Des Regions	404	45,769
Goodman Group	8,070	52,890
ICADE	136	13,365
Japan Real Estate Investment Corp	36	170,950
Link REIT	167,000	1,547,567
Nippon Building Fund Inc	25	122,328
Nippon Prologis REIT Inc	32	67,660
Segro PLC	5,228	41,399
Suntec Real Estate Investment Trust	22,900	36,770
		2,288,003
Food & Staples Retailing – 0.3%
ICA Gruppen AB	2,149	78,008
Sundrug Co Ltd	1,600	74,432
Tesco PLC	18,089	51,072
Tsuruha Holdings Inc	300	40,682
Wesfarmers Ltd	3,026	104,775
		348,969
Food Products – 2.3%
Associated British Foods PLC	8,897	338,168
Marine Harvest ASA*	26,354	446,276
Nestle SA	7,064	607,180
NH Foods Ltd	22,000	534,686

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Yakult Honsha Co Ltd	7,900	$595,697
		2,522,007
Gas Utilities – 1.1%
Hong Kong & China Gas Co Ltd	640,222	1,254,996
Health Care Equipment & Supplies – 1.9%
Cochlear Ltd	1,683	224,640
Fisher & Paykel Healthcare Corp Ltd	7,631	77,362
Hoya Corp	5,700	284,855
Sonova Holding AG	1,820	284,232
Straumann Holding AG	933	658,714
Sysmex Corp	1,300	102,379
William Demant Holding A/S*	15,043	418,844
		2,051,026
Health Care Providers & Services – 0.2%
Fresenius Medical Care AG & Co KGaA	354	37,280
Medipal Holdings Corp	1,600	31,338
Ryman Healthcare Ltd	2,084	15,626
Suzuken Co Ltd/Aichi Japan	1,900	78,190
		162,434
Hotels, Restaurants & Leisure – 5.1%
Aristocrat Leisure Ltd	46,605	858,653
Carnival PLC	17,315	1,138,257
Compass Group PLC	3,525	76,206
Galaxy Entertainment Group Ltd	242,000	1,935,200
InterContinental Hotels Group PLC	249	15,835
McDonald's Holdings Co Japan Ltd	5,500	241,934
Melco Resorts & Entertainment Ltd (ADR)	18,300	531,432
Oriental Land Co Ltd/Japan	1,900	173,238
Sands China Ltd	117,600	605,292
TUI AG	2,782	57,591
		5,633,638
Household Durables – 3.5%
Barratt Developments PLC	45,007	393,243
Berkeley Group Holdings PLC	8,298	469,793
Electrolux AB	16,970	545,992
Iida Group Holdings Co Ltd	3,800	71,610
Nikon Corp	4,800	96,591
Panasonic Corp	4,900	71,768
Persimmon PLC	10,582	390,704
SEB SA	1,128	208,969
Sekisui Chemical Co Ltd	9,100	182,498
Sekisui House Ltd	1,800	32,486
Taylor Wimpey PLC	21,082	58,717
Techtronic Industries Co Ltd	214,500	1,398,120
		3,920,491
Household Products – 0.1%
Lion Corp	6,600	124,613
Independent Power and Renewable Electricity Producers – 0.2%
Uniper SE	5,335	166,394
Industrial Conglomerates – 0.2%
Jardine Matheson Holdings Ltd	1,600	97,200
Jardine Strategic Holdings Ltd	1,400	55,412
Keppel Corp Ltd	10,000	54,784
Toshiba Corp*	15,000	42,170
		249,566
Information Technology Services – 1.2%
Amadeus IT Group SA	4,553	327,670
Atos SE	1,947	283,372
Capgemini SA	413	48,869

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Computershare Ltd	1,726	$21,933
NTT Data Corp	600	7,122
Obic Co Ltd	4,100	301,433
Otsuka Corp	2,900	222,178
Wirecard AG	1,076	120,115
		1,332,692
Insurance – 2.3%
Aegon NV	15,126	96,390
Ageas	7,459	364,074
AIA Group Ltd	3,800	32,409
Allianz SE	746	170,823
Assicurazioni Generali SpA	493	8,975
AXA SA	3,813	112,998
Baloise Holding AG	858	133,568
CNP Assurances	854	19,703
Direct Line Insurance Group PLC	11,850	61,057
Gjensidige Forsikring ASA	2,572	48,523
Insurance Australia Group Ltd	19,491	109,880
Legal & General Group PLC	35,672	131,284
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	183	39,668
NN Group NV	3,154	136,359
Poste Italiane SpA (144A)	3,942	29,674
RSA Insurance Group PLC	4,859	41,397
SCOR SE	3,052	122,782
Swiss Life Holding AG*	2,042	722,917
Tryg A/S	4,835	120,556
Zurich Insurance Group AG	36	10,951
		2,513,988
Internet & Direct Marketing Retail – 0.4%
Start Today Co Ltd	15,900	483,600
Internet Software & Services – 0.3%
REA Group Ltd	4,778	285,209
United Internet AG	140	9,628
		294,837
Life Sciences Tools & Services – 0.8%
Eurofins Scientific SE	771	469,387
Lonza Group AG*	1,654	446,917
		916,304
Machinery – 3.9%
Alfa Laval AB	8,542	201,485
Alstom SA	5,938	246,423
Atlas Copco AB - A SHS	1,888	81,346
Atlas Copco AB - B SHS	4,340	166,056
CNH Industrial NV	13,546	181,073
Daifuku Co Ltd	1,800	97,938
FANUC Corp	1,300	312,378
Hitachi Construction Machinery Co Ltd	3,900	141,486
JTEKT Corp	6,000	103,148
Kawasaki Heavy Industries Ltd	2,000	70,110
KION Group AG	2,009	173,309
Komatsu Ltd	1,200	43,474
Kone OYJ	2,098	112,567
Makita Corp	1,400	58,623
MAN SE	5,860	670,935
Nabtesco Corp	3,000	115,084
NSK Ltd	5,100	80,338
Sandvik AB	19,967	349,150
SMC Corp/Japan	100	41,184
Sumitomo Heavy Industries Ltd	2,200	93,200

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Machinery – (continued)
THK Co Ltd	17,000	$636,861
Volvo AB	11,861	220,774
Wartsila OYJ Abp	1,384	87,205
		4,284,147
Marine – 0.1%
Kuehne + Nagel International AG	881	155,734
Media – 0.5%
Eutelsat Communications SA	12,227	282,273
Lagardere SCA	1,037	33,218
Telenet Group Holding NV*	2,049	142,635
Toho Co Ltd/Tokyo	3,200	110,854
		568,980
Metals & Mining – 2.0%
Alumina Ltd	207,301	392,443
Anglo American PLC	14,844	310,182
BHP Billiton Ltd	2,773	63,817
BHP Billiton PLC	4,612	94,384
BlueScope Steel Ltd	10,421	124,858
Boliden AB	4,449	151,607
JFE Holdings Inc	1,700	40,850
Kobe Steel Ltd*	2,600	24,124
Mitsubishi Materials Corp	5,000	178,033
Newcrest Mining Ltd	1,434	25,474
Norsk Hydro ASA	24,346	184,128
Rio Tinto Ltd	434	25,608
Rio Tinto PLC	576	30,394
South32 Ltd	33,491	91,040
Sumitomo Metal Mining Co Ltd	5,600	256,951
thyssenkrupp AG	999	29,005
voestalpine AG	2,646	158,134
		2,181,032
Multiline Retail – 0.3%
Next PLC	2,511	153,716
Ryohin Keikaku Co Ltd	700	217,978
		371,694
Multi-Utilities – 2.2%
AGL Energy Ltd	83,264	1,579,854
E.ON SE	32,200	349,091
Engie SA	7,089	121,784
Innogy SE (144A)	2,636	102,713
RWE AG	10,137	206,686
Suez	2,120	37,264
Veolia Environnement SA	1,458	37,195
		2,434,587
Oil, Gas & Consumable Fuels – 2.8%
BP PLC	19,747	139,239
Caltex Australia Ltd	1,627	43,144
Galp Energia SGPS SA	9,432	173,255
Inpex Corp	11,200	140,172
JXTG Holdings Inc	46,550	300,811
Lundin Petroleum AB*	1,824	41,748
Neste Oyj	2,553	163,359
OMV AG	19,748	1,250,998
Repsol SA	2,216	39,160
Royal Dutch Shell PLC - A SHS	3,864	129,329
Royal Dutch Shell PLC - B SHS	3,580	120,719
Santos Ltd*	31,790	134,787
Showa Shell Sekiyu KK	4,700	63,858
Snam SpA	8,078	39,547

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Statoil ASA	12,556	$268,687
TOTAL SA	505	27,860
		3,076,673
Paper & Forest Products – 0.1%
Stora Enso OYJ	5,440	86,113
Personal Products – 0.9%
Beiersdorf AG	249	29,181
Kose Corp	1,000	156,172
Pola Orbis Holdings Inc	1,500	52,515
Shiseido Co Ltd	2,900	139,802
Unilever NV	6,956	390,770
Unilever PLC	4,624	256,119
		1,024,559
Pharmaceuticals – 3.0%
Astellas Pharma Inc	3,200	40,649
AstraZeneca PLC	1,662	114,030
H Lundbeck A/S	12,703	646,129
Hisamitsu Pharmaceutical Co Inc	1,100	66,628
Ipsen SA	2,277	271,944
Kyowa Hakko Kirin Co Ltd	12,400	239,535
Mitsubishi Tanabe Pharma Corp	32,300	665,891
Novo Nordisk A/S	1,570	84,396
Orion Oyj	2,976	110,817
Recordati SpA	12,007	533,303
Sanofi	2,253	193,968
Santen Pharmaceutical Co Ltd	2,800	43,965
Shionogi & Co Ltd	1,700	91,926
Takeda Pharmaceutical Co Ltd	2,000	113,248
UCB SA	108	8,557
Vifor Pharma AG	460	58,963
		3,283,949
Professional Services – 1.8%
Bureau Veritas SA	2,271	62,082
Intertek Group PLC	1,241	86,914
Persol Holdings Co Ltd	3,300	82,746
Recruit Holdings Co Ltd	53,100	1,318,964
RELX NV	4,764	109,506
RELX PLC	11,580	271,241
SEEK Ltd	2,292	33,920
Wolters Kluwer NV	895	46,600
		2,011,973
Real Estate Management & Development – 1.8%
Azrieli Group Ltd	306	17,140
CK Asset Holdings Ltd	14,000	122,377
Daito Trust Construction Co Ltd	2,600	529,692
Daiwa House Industry Co Ltd	1,400	53,791
Deutsche Wohnen SE	610	26,593
Henderson Land Development Co Ltd	7,400	48,773
Hulic Co Ltd	2,000	22,391
Hysan Development Co Ltd	4,000	21,232
LendLease Group	9,777	124,485
Nomura Real Estate Holdings Inc	6,200	139,052
Swire Properties Ltd	102,200	329,634
Swiss Prime Site AG*	599	55,287
Tokyu Fudosan Holdings Corp	22,200	160,433
UOL Group Ltd	40,900	271,250
Vonovia SE	1,667	82,507
		2,004,637

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Road & Rail – 1.9%
Central Japan Railway Co	200	$35,798
DSV A/S	627	49,374
Hankyu Hanshin Holdings Inc	1,500	60,270
Keikyu Corp	5,300	101,743
Keisei Electric Railway Co Ltd	3,200	102,739
MTR Corp Ltd	160,500	940,515
Nippon Express Co Ltd	10,100	670,800
West Japan Railway Co	2,000	145,926
		2,107,165
Semiconductor & Semiconductor Equipment – 2.8%
ASML Holding NV	644	111,713
Disco Corp	700	154,142
Infineon Technologies AG	2,346	64,067
NXP Semiconductors NV*	700	81,963
Renesas Electronics Corp*	7,700	89,141
Rohm Co Ltd	3,600	396,659
STMicroelectronics NV	68,066	1,478,016
SUMCO Corp	7,000	178,038
Tokyo Electron Ltd	3,100	555,371
		3,109,110
Software – 3.2%
Check Point Software Technologies Ltd*	18,300	1,896,246
Konami Holdings Corp	7,700	423,182
Nexon Co Ltd*	5,500	159,852
Nintendo Co Ltd	900	327,690
Oracle Corp Japan	4,100	340,004
Trend Micro Inc/Japan	6,600	373,856
Ubisoft Entertainment SA*	549	42,237
		3,563,067
Specialty Retail – 0.2%
Hikari Tsushin Inc	1,100	158,070
Nitori Holdings Co Ltd	300	42,782
USS Co Ltd	3,000	63,474
		264,326
Technology Hardware, Storage & Peripherals – 0.3%
Brother Industries Ltd	10,700	264,144
Konica Minolta Inc	3,200	30,803
Ricoh Co Ltd	4,500	41,832
		336,779
Textiles, Apparel & Luxury Goods – 4.2%
adidas AG	8,758	1,748,093
Hermes International	1,592	852,082
HUGO BOSS AG	1,570	133,159
Kering	2,498	1,177,475
Luxottica Group SpA	7,241	443,685
LVMH Moet Hennessy Louis Vuitton SE	569	167,123
Yue Yuen Industrial Holdings Ltd	36,000	141,266
		4,662,883
Trading Companies & Distributors – 2.4%
AerCap Holdings NV*	2,000	105,220
ITOCHU Corp	46,700	872,044
Marubeni Corp	42,200	306,463
MISUMI Group Inc	12,100	350,629
Mitsubishi Corp	4,700	129,910
Sumitomo Corp	51,100	866,272
		2,630,538
Transportation Infrastructure – 1.1%
Abertis Infraestructuras SA	5,041	112,152
Aena SME SA	468	94,732

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Transportation Infrastructure – (continued)
Aeroports de Paris	4,400	$835,827
Fraport AG Frankfurt Airport Services Worldwide	1,376	151,354
Kamigumi Co Ltd	1,000	22,105
Transurban Group	3,027	29,293
		1,245,463
Wireless Telecommunication Services – 0%
Millicom International Cellular SA (SDR)	384	25,934
Total Common Stocks (cost $89,748,035)		109,856,469
Preferred Stocks – 0.2%
Automobiles – 0.1%
Porsche Automobil Holding SE	669	55,987
Volkswagen AG	330	65,758
		121,745
Chemicals – 0.1%
FUCHS PETROLUB SE	2,202	116,440
Total Preferred Stocks (cost $245,447)		238,185
Rights – 0%
Oil, Gas & Consumable Fuels – 0%
Repsol SA*	2,216	1,008
Transportation Infrastructure – 0%
Transurban Group*	245	194
Total Rights (cost $1,011)		1,202
Investment Companies – 0.9%
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $981,858)	981,858	981,858
Total Investments (total cost $90,976,351) – 100.1%		111,077,714
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(151,668)
Net Assets – 100%		$110,926,046

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$30,070,696	27.1%
Hong Kong	14,798,743	13.3
France	12,081,089	10.9
Germany	8,458,768	7.6
United Kingdom	7,000,702	6.3
Switzerland	6,720,347	6.0
Australia	5,795,631	5.2
Israel	5,142,244	4.6
Italy	3,450,377	3.1
Austria	2,509,097	2.3
Denmark	2,478,636	2.2
Netherlands	2,408,937	2.2
Sweden	2,326,340	2.1
Spain	1,880,278	1.7
Singapore	1,681,843	1.5
Norway	1,234,010	1.1

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited) (continued)

		% of
		Investment
Country	Value	Securities
United States	$981,858	0.9%
Finland	845,966	0.8
Belgium	744,331	0.7
New Zealand	294,566	0.3
Portugal	173,255	0.1

Total	$111,077,714	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 0.9%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$10,840∆	$—	$—	$—
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	5,025	—	—	981,858

Total Affiliated Investments – 0.9%	$15,865	$—	$—	$981,858

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 0.9%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	804,504	2,007,675	(2,812,179)	—
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	303,000	19,105,401	(18,426,543)	981,858

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
RSP	Italian Savings Shares
SDR	Swedish Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $159,811, which represents 0.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Beverages	$169,323	$1,808,932	$-
Hotels, Restaurants & Leisure	531,432	5,102,206	-
Industrial Conglomerates	152,612	96,954	-
Semiconductor & Semiconductor Equipment	81,963	3,027,146	-
Software	1,896,246	1,666,821	-
Trading Companies & Distributors	105,220	2,525,318	-
All Other	-	92,692,296	-
Preferred Stocks	-	238,185	-
Rights	-	1,202	-
Investment Companies	-	981,858	-
Total Assets	$2,936,796	$108,140,918	$-

18	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$110,095,856
Affiliated investments, at value(2)	981,858
Cash	16,684
Cash denominated in foreign currency(3)	736
Non-interested Trustees' deferred compensation	2,124
Receivables:
Foreign tax reclaims	106,999
Fund shares sold	60,418
Dividends	50,059
Dividends from affiliates	1,409
Other assets	3,266
Total Assets	111,319,409
Liabilities:
Payables:	—
Fund shares repurchased	269,738
Advisory fees	52,940
Professional fees	24,231
Transfer agent fees and expenses	13,730
Custodian fees	8,370
12b-1 Distribution and shareholder servicing fees	2,739
Non-interested Trustees' deferred compensation fees	2,124
Fund administration fees	751
Non-interested Trustees' fees and expenses	736
Accrued expenses and other payables	18,004
Total Liabilities	393,363
Net Assets	$110,926,046

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$93,622,392
Undistributed net investment income/(loss)	(975,267)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,825,113)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	20,104,034
Total Net Assets	$110,926,046
Net Assets - Class A Shares	$2,053,800
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	218,640
Net Asset Value Per Share(4)	$9.39
Maximum Offering Price Per Share(5)	$9.96
Net Assets - Class C Shares	$2,481,540
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	270,537
Net Asset Value Per Share(4)	$9.17
Net Assets - Class D Shares	$5,313,549
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	575,744
Net Asset Value Per Share	$9.23
Net Assets - Class I Shares	$49,070,871
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,297,320
Net Asset Value Per Share	$9.26
Net Assets - Class N Shares	$37,968,343
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,105,490
Net Asset Value Per Share	$9.25
Net Assets - Class S Shares	$723,908
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	77,272
Net Asset Value Per Share	$9.37
Net Assets - Class T Shares	$13,314,035
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,440,546
Net Asset Value Per Share	$9.24

(1) Includes cost of $89,994,493.

(2) Includes cost of $981,858.

(3) Includes cost of $736.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends	$782,176
Affiliated securities lending income, net	10,840
Dividends from affiliates	5,025
Other income	167
Foreign tax withheld	(42,415)
Total Investment Income	755,793
Expenses:
Advisory fees	287,630
12b-1Distribution and shareholder servicing fees:
Class A Shares	4,392
Class C Shares	12,665
Class S Shares	975
Transfer agent administrative fees and expenses:
Class D Shares	2,865
Class S Shares	975
Class T Shares	18,507
Transfer agent networking and omnibus fees:
Class A Shares	2,566
Class C Shares	1,122
Class I Shares	19,307
Other transfer agent fees and expenses:
Class A Shares	220
Class C Shares	155
Class D Shares	599
Class I Shares	1,016
Class N Shares	580
Class S Shares	13
Class T Shares	182
Registration fees	57,253
Professional fees	30,159
Custodian fees	24,928
Fund administration fees	4,214
Shareholder reports expense	3,881
Non-interested Trustees’ fees and expenses	1,651
Other expenses	6,909
Total Expenses	482,764
Less: Excess Expense Reimbursement and Waivers	(229)
Net Expenses	482,535
Net Investment Income/(Loss)	273,258
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,875,575
Total Net Realized Gain/(Loss) on Investments	2,875,575
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,759,250
Total Change in Unrealized Net Appreciation/Depreciation	7,759,250
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,908,083

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017(1)

Operations:
Net investment income/(loss)	$273,258	$1,651,636
Net realized gain/(loss) on investments	2,875,575	1,152
Change in unrealized net appreciation/depreciation	7,759,250	7,117,307
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,908,083	8,770,095
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(6,617)	(171,788)
Class C Shares	(9,717)	(29,038)
Class D Shares	(73,697)	(46,272)
Class I Shares	(727,561)	(384,770)
Class N Shares	(575,981)	(989,140)
Class S Shares	(6,393)	(25,915)
Class T Shares	(158,491)	(408,738)
Net Decrease from Dividends and Distributions to Shareholders	(1,558,457)	(2,055,661)
Capital Share Transactions:
Class A Shares	(6,585,898)	3,190,647
Class C Shares	(436,463)	923,856
Class D Shares	478,375	1,799,679
Class I Shares	10,629,297	(31,866,339)
Class N Shares	2,035,461	27,464,606
Class S Shares	(74,945)	(343,576)
Class T Shares	(4,910,832)	1,430,106
Net Increase/(Decrease) from Capital Share Transactions	1,134,995	2,598,979
Net Increase/(Decrease) in Net Assets	10,484,621	9,313,413
Net Assets:
Beginning of period	100,441,425	91,128,012
End of period	$110,926,046	$100,441,425

Undistributed Net Investment Income/(Loss)	$(975,267)	$309,932

(1) Period from October 28, 2016 (inception date) through June 30, 2017 for Class N Shares.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$8.50	$7.96	$8.03		$9.66	$8.07	$6.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.08(1)	0.11(1)		0.09(1)	0.25(1)	0.22
Net realized and unrealized gain/(loss)	0.93	0.59	(0.13)		(0.56)	1.57	1.21
Total from Investment Operations	0.92	0.67	(0.02)		(0.47)	1.82	1.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.13)	(0.05)		(0.15)	(0.23)	(0.15)
Distributions (from capital gains)	—	—	—		(1.01)	—(2)	—
Total Dividends and Distributions	(0.03)	(0.13)	(0.05)		(1.16)	(0.23)	(0.15)
Net Asset Value, End of Period	$9.39	$8.50	$7.96		$8.03	$9.66	$8.07
Total Return*	10.83%	8.73%	(0.22)%		(4.19)%	22.74%	21.27%
Net Assets, End of Period (in thousands)	$2,054	$8,240	$4,821		$5,829	$5,342	$473
Average Net Assets for the Period (in thousands)	$3,563	$6,776	$3,145		$5,392	$2,240	$317
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.14%	1.24%		1.35%	1.21%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.14%	1.24%		1.34%	1.20%	1.22%
Ratio of Net Investment Income/(Loss)	(0.15)%	1.05%	1.45%		1.09%	2.69%	1.26%
Portfolio Turnover Rate	43%	134%	74%		191%	160%	143%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.33	$7.81	$7.94	$9.58	$8.14	$6.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	0.06(1)	0.08(1)	0.03(1)	0.19(1)	2.46
Net realized and unrealized gain/(loss)	0.90	0.55	(0.15)	(0.56)	1.57	(0.93)
Total from Investment Operations	0.88	0.61	(0.07)	(0.53)	1.76	1.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.09)	(0.06)	(0.10)	(0.32)	(0.17)
Distributions (from capital gains)	—	—	—	(1.01)	—(2)	—
Total Dividends and Distributions	(0.04)	(0.09)	(0.06)	(1.11)	(0.32)	(0.17)
Net Asset Value, End of Period	$9.17	$8.33	$7.81	$7.94	$9.58	$8.14
Total Return*	10.52%	8.02%	(0.86)%	(4.95)%	21.91%	22.79%
Net Assets, End of Period (in thousands)	$2,482	$2,672	$1,581	$510	$526	$113
Average Net Assets for the Period (in thousands)	$2,528	$2,289	$924	$480	$179	$251
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.88%	1.89%	1.94%	2.02%	1.93%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.88%	1.89%	1.94%	2.01%	1.93%	1.18%
Ratio of Net Investment Income/(Loss)	(0.44)%	0.75%	1.05%	0.40%	2.13%	1.20%
Portfolio Turnover Rate	43%	134%	74%	191%	160%	143%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$8.43	$7.87	$8.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.14	0.15	0.03
Net realized and unrealized gain/(loss)	0.91	0.55	(0.16)	(2.03)
Total from Investment Operations	0.93	0.69	(0.01)	(2.00)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.13)	(0.12)	—
Distributions (from capital gains)	—	—	—	—
Total Dividends and Distributions	(0.13)	(0.13)	(0.12)	—
Net Asset Value, End of Period	$9.23	$8.43	$7.87	$8.00
Total Return*	11.04%	9.05%	(0.12)%	(20.00)%
Net Assets, End of Period (in thousands)	$5,314	$4,412	$2,282	$504
Average Net Assets for the Period (in thousands)	$4,756	$3,132	$1,314	$315
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.99%	1.17%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.99%	1.10%	1.26%
Ratio of Net Investment Income/(Loss)	0.47%	1.77%	1.97%	1.80%
Portfolio Turnover Rate	43%	134%	74%	191%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.46	$7.89	$8.00	$9.63	$8.03	$6.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.12(2)	0.14(2)	0.13(2)	0.21(2)	0.18
Net realized and unrealized gain/(loss)	0.91	0.57	(0.13)	(0.57)	1.63	1.28
Total from Investment Operations	0.94	0.69	0.01	(0.44)	1.84	1.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.12)	(0.12)	(0.18)	(0.24)	(0.20)
Distributions (from capital gains)	—	—	—	(1.01)	—(3)	—
Total Dividends and Distributions	(0.14)	(0.12)	(0.12)	(1.19)	(0.24)	(0.20)
Net Asset Value, End of Period	$9.26	$8.46	$7.89	$8.00	$9.63	$8.03
Total Return*	11.11%	8.99%	0.14%	(3.90)%	23.21%	21.78%
Net Assets, End of Period (in thousands)	$49,071	$34,748	$66,948	$65,227	$69,062	$59,981
Average Net Assets for the Period (in thousands)	$42,810	$45,492	$61,549	$64,504	$66,596	$42,583
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.80%	0.87%	0.93%	0.81%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.80%	0.87%	0.93%	0.81%	0.92%
Ratio of Net Investment Income/(Loss)	0.58%	1.51%	1.78%	1.48%	2.27%	1.86%
Portfolio Turnover Rate	43%	134%	74%	191%	160%	143%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 24, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$8.45	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.11
Net realized and unrealized gain/(loss)	0.91	0.70
Total from Investment Operations	0.94	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.15)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.14)	(0.15)
Net Asset Value, End of Period	$9.25	$8.45
Total Return*	11.16%	10.72%
Net Assets, End of Period (in thousands)	$37,968	$32,840
Average Net Assets for the Period (in thousands)	$35,000	$38,721
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	0.65%	2.00%
Portfolio Turnover Rate	43%	134%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.52	$7.98	$8.09	$9.74	$8.09	$6.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(2)	0.08(2)	0.15(2)	0.09(2)	0.15(2)	2.47
Net realized and unrealized gain/(loss)	0.92	0.59	(0.17)	(0.57)	1.69	(1.02)
Total from Investment Operations	0.93	0.67	(0.02)	(0.48)	1.84	1.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.13)	(0.09)	(0.16)	(0.19)	(0.15)
Distributions (from capital gains)	—	—	—	(1.01)	—(3)	—
Total Dividends and Distributions	(0.08)	(0.13)	(0.09)	(1.17)	(0.19)	(0.15)
Net Asset Value, End of Period	$9.37	$8.52	$7.98	$8.09	$9.74	$8.09
Total Return*	10.96%	8.70%	(0.18)%	(4.29)%	22.92%	21.48%
Net Assets, End of Period (in thousands)	$724	$726	$1,009	$67	$67	$118
Average Net Assets for the Period (in thousands)	$778	$983	$135	$64	$86	$254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.26%	1.40%	1.43%	1.33%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.25%	1.26%	1.43%	1.13%	1.29%
Ratio of Net Investment Income/(Loss)	0.17%	1.02%	1.98%	1.01%	1.69%	1.09%
Portfolio Turnover Rate	43%	134%	74%	191%	160%	143%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2016 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.42	$7.87	$7.99	$9.60	$8.01	$6.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.11(1)	0.22(1)	0.09(1)	0.32(1)	0.08
Net realized and unrealized gain/(loss)	0.91	0.57	(0.23)	(0.55)	1.49	1.35
Total from Investment Operations	0.93	0.68	(0.01)	(0.46)	1.81	1.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.13)	(0.11)	(0.14)	(0.22)	(0.19)
Distributions (from capital gains)	—	—	—	(1.01)	—(2)	—
Total Dividends and Distributions	(0.11)	(0.13)	(0.11)	(1.15)	(0.22)	(0.19)
Net Asset Value, End of Period	$9.24	$8.42	$7.87	$7.99	$9.60	$8.01
Total Return*	11.05%	8.96%	(0.14)%	(4.08)%	22.78%	21.30%
Net Assets, End of Period (in thousands)	$13,314	$16,803	$14,487	$887	$2,504	$202
Average Net Assets for the Period (in thousands)	$14,795	$20,165	$4,865	$1,474	$1,121	$70
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.00%	1.16%	1.16%	1.12%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.00%	1.16%	1.16%	1.12%	1.26%
Ratio of Net Investment Income/(Loss)	0.40%	1.43%	2.90%	1.10%	3.44%	1.24%
Portfolio Turnover Rate	43%	134%	74%	191%	160%	143%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “ Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s

28	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $76,278,395 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone

30	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2017.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur

32	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “ Fund administration fees” on the Statement of Operations. Total compensation of $217,876

Janus Investment Fund	33

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $1,680.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $971.

34	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	92	31
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(4,688,484)	$ -	$ (4,688,484)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 90,978,566	$20,793,467	$ (694,319)	$ 20,099,148

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	47,707	$ 428,198	1,769,564	$ 14,147,999
Reinvested dividends and distributions	695	6,491	23,307	171,072
Shares repurchased	(798,742)	(7,020,587)	(1,429,759)	(11,128,424)
Net Increase/(Decrease)	(750,340)	$ (6,585,898)	363,112	$ 3,190,647
Class C Shares:
Shares sold	14,714	$ 131,771	291,531	$ 2,274,183
Reinvested dividends and distributions	1,000	9,124	3,664	26,417
Shares repurchased	(65,914)	(577,358)	(176,882)	(1,376,744)
Net Increase/(Decrease)	(50,200)	$ (436,463)	118,313	$ 923,856
Class D Shares:
Shares sold	91,906	$ 826,311	359,743	$ 2,802,379
Reinvested dividends and distributions	7,836	71,934	6,316	45,853
Shares repurchased	(47,595)	(419,870)	(132,394)	(1,048,553)
Net Increase/(Decrease)	52,147	$ 478,375	233,665	$ 1,799,679
Class I Shares:
Shares sold	1,701,717	$15,155,499	4,881,152	$ 38,148,350
Reinvested dividends and distributions	78,383	721,910	49,835	363,296
Shares repurchased	(589,211)	(5,248,112)	(9,308,703)	(70,377,985)
Net Increase/(Decrease)	1,190,889	$10,629,297	(4,377,716)	$(31,866,339)
Class N Shares:
Shares sold	333,964	$ 3,055,218	7,145,193	$ 53,303,682
Reinvested dividends and distributions	62,607	575,981	136,058	989,140
Shares repurchased	(178,657)	(1,595,738)	(3,393,675)	(26,828,216)
Net Increase/(Decrease)	217,914	$ 2,035,461	3,887,576	$ 27,464,606
Class S Shares:
Shares sold	8,091	$ 71,964	108,823	$ 833,587
Reinvested dividends and distributions	686	6,393	3,526	25,915
Shares repurchased	(16,709)	(153,302)	(153,653)	(1,203,078)
Net Increase/(Decrease)	(7,932)	$ (74,945)	(41,304)	$ (343,576)
Class T Shares:
Shares sold	77,624	$ 707,793	1,689,047	$ 13,399,936
Reinvested dividends and distributions	17,132	157,441	56,136	407,550
Shares repurchased	(648,909)	(5,776,066)	(1,590,408)	(12,377,380)
Net Increase/(Decrease)	(554,153)	$ (4,910,832)	154,775	$ 1,430,106
(1)	Period from October 28, 2016 (inception date) through June 30, 2017 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$44,953,108	$ 44,577,377	$ -	$ -

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Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

52	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	53

Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	55

Janus Henderson International Managed Volatility Fund

Notes

NotesPage2

56	DECEMBER 31, 2017

Janus Henderson International Managed Volatility Fund

Notes

NotesPage3

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93014 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Large Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Large Cap Value Fund

Janus Henderson Large Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE REVIEW

For the six-month period ended December 31, 2017, Janus Henderson Large Cap Value Fund’s Class I Shares returned 7.81%, underperforming its Russell 1000 Value Index benchmark, which returned 8.61%.

Stock selection in financials weighed on relative returns, largely due to our insurance and reinsurance holdings. The companies underperformed after a flurry of hurricanes and forest fires hit the U.S. in the period. Stock selection in the utilities sector also weighed on relative returns as a couple of our holdings, including PPL Corp., experienced idiosyncratic headwinds. On the positive side, stock selection in industrials aided relative returns as our stocks benefited from solid earnings reports, the tax reform bill, and the subsequent potential for faster GDP growth. The consumer staples sector also aided returns, driven by favorable stock selection.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth boosted equities in the second half of 2017. Geopolitical concerns in August weighed on markets as North Korea fired missiles over Japan, and equities sold off. However, sentiment quickly reversed and markets rebounded. Concerns around the passage of the tax bill moderated returns in the fall. However, the passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs late in the period.

CONTRIBUTORS

Westlake Chemical is a U.S.-based chemical company focused on ethylene, vinyls and chlor-alkali production that is 70% owned by management. The company has opportunistically used its balance sheet to drive above-average returns on invested capital through both organic and non-organic means. In 2016, Westlake purchased a weaker competitor, helping to rebalance its portfolio to decrease exposure to ethylene, a market that was turning down, and increase its exposure to chlor-alkali, a market that was improving. This has driven above-average earnings growth and strong free cash flow, which is being used to pay down debt. The shares benefited during the period as Hurricane Harvey forced many of its competitors to cease operations while Westlake was able to maintain operations. Given the strength of the stock, we trimmed our position to reflect what we view as the lower reward-to-risk ratio.

Occidental Petroleum is an independent oil and gas exploration company with sizable investments in midstream and downstream businesses. Oxy shares appreciated during the period given better-than-expected third quarter earnings; the company is closer to delivering on its cash flow break even goals. Furthermore, WTI crude oil prices increased approximately 31% during the period, which served as a tailwind for oil-levered exploration and production companies. We maintained our position as we believe the strong balance sheet and healthy 4% dividend yield provides downside protection as the company works to improve returns on capital employed.

Intel is one of the largest global semiconductor companies. The stock outperformed during the period as fundamentals continued to improve. All areas (i.e., PC, servers, Internet of Things and field-programmable gate array) performed better than expected, with the exception of memory, which was in line. Costs were also better than expected as management placed greater focus on controlling operating expenses. We believe the reward-to-risk ratio remains favorable given the company’s dominant position in PC and servers, but trimmed some of our holdings following the strong performance during the period.

Janus Investment Fund	1

Janus Henderson Large Cap Value Fund (unaudited)

DETRACTORS

XL Group operates in two segments: insurance and reinsurance. The stock underperformed in the period due to a loss of capital driven by Hurricanes Harvey, Irma and Maria, as well as the California wildfires. Market speculation surrounding the need for a capital raise and heavy short selling of the stock drove additional underperformance. We viewed this technical driven underperformance as a buying opportunity given that shares trade at a meaningful discount to book value, and view XL as well capitalized over a full insurance cycle. As a result, we added to our position on share price weakness.

PPL Corporation is a Pennsylvania-based utility that owns and operates regulated electric and gas utilities in the UK and the U.S. Shares underperformed in the period as investors became more concerned about negative outcomes from the mid-term regulatory review in the UK. The stock also declined as investors began to factor in muted benefits and potentially lower cash flow resulting from U.S. corporate tax reform. We trimmed some of our holdings given these concerns, but continue to own a position as we view the potential downside risks from a negative regulatory review in the UK is somewhat reflected in the current valuation.

AmerisourceBergen is one of the three national pharmaceutical distributors. The stock traded lower during the period largely on the company’s outlook. Although there was no specific financial guidance, the company stated branded drug price inflation is likely to be at, or below, the low end of its guidance range, and generic drug price deflation trends remain challenging. In addition, the company noted it will have higher operating expenses as it opens several new distribution centers and is evaluating IT system investments. We exited our position given the continuing difficult environment for drug pricing.

OUTLOOK and POSITIONING

Valuations in the U.S. equity market continue to be elevated, and the threat of exogenous geopolitical risks remains. However, we still find reasons to be cautiously optimistic on equities going into 2018. Among them:

1. Continued regulatory relief should ease pressure for many industries, particularly banks.

2. Domestic GDP improvement, aided by tax reform, should find its way into increased earnings estimates.

3. Barring a significant spike in inflation, the Federal Reserve’s well-telegraphed gradual pace of rate hikes should be well absorbed by the equity market as there continues to be ample liquidity in the system on a global basis.

While the equity market may continue to power higher, and there are certainly positive data points in place, we believe it makes sense – now more than ever – to be looking at defensively oriented value strategies. Since the market bottom in 2009, during a period of falling interest rates and sub-par economic growth, growth outperformed value. However, value has historically performed well during rising rate environments. Given the outlook for better economic growth and potential for increasing inflation, we believe the environment is established for value to begin performing better relative to growth.

Additionally, as of year-end, it has been 22 months since the last 10% correction in the S&P 500® Index, a broad measure of the U.S. equity market. Meanwhile, the S&P 500 is up 46% since the low in February 2016 and is trading at 20x 2018 estimates as of year-end. Complacency in the market is pervasive with the CBOE Volatility Index® regularly setting new lows and record short interest in this index.

Simply put, risks are increasing in the market. While it makes sense to have exposure to equities we think it is important to invest in strategies that aim to protect on the downside. Our strategy continues to favor those companies with solid balance sheets, healthy free cash flow and strong competitive positioning that are trading at a reasonable valuation while continuously monitoring the reward-to-risk tradeoff. While the Fund has delivered positive returns in the recent up-market phase, as always, we remain focused on what can go wrong and minimizing losses in a more challenging market environment. Recent research from MSCI shows that correlations among stocks are at their lowest level since February 2001. In our opinion, this breakdown in correlations makes a strong case for active management in the large cap space as stock picking should be rewarded.

We ended the year with overweights in the consumer staples, financials, materials, industrials and technology sectors. The Fund’s relative underweights are in consumer discretionary, energy, health care, real estate investment trusts (REITs), telecom and utilities.

Thank you for your investment with us in the Janus Henderson Large Cap Value Fund.

2	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Westlake Chemical Corp	0.78%	XL Group Ltd	-0.51%
	Occidental Petroleum Corp	0.62%	PPL Corp	-0.41%
	Intel Corp	0.60%	AmerisourceBergen Corp	-0.31%
	Total System Services Inc	0.52%	Crown Holdings Inc	-0.18%
	Berkshire Hathaway Inc	0.46%	Oracle Corp	-0.15%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.20%	8.50%	8.44%
	Consumer Staples	0.25%	10.08%	8.86%
	Materials	0.19%	5.63%	2.86%
	Health Care	0.12%	13.20%	13.89%
	Telecom Services	0.10%	1.37%	3.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.37%	25.86%	26.03%
	Utilities	-0.40%	5.45%	6.28%
	Other**	-0.35%	4.55%	0.00%
	Information Technology	-0.08%	10.70%	8.35%
	Energy	-0.06%	8.06%	10.60%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
US Bancorp
Banks	3.8%
Wells Fargo & Co
Banks	3.5%
Johnson & Johnson
Pharmaceuticals	3.4%
Berkshire Hathaway Inc
Diversified Financial Services	3.1%
Oracle Corp
Software	2.9%
16.7%

Asset Allocation - (% of Net Assets)
Common Stocks	95.1%
Repurchase Agreements	4.8%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

4	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.65%	14.25%	11.63%	11.76%	0.97%	0.95%
Class A Shares at MOP	1.48%	7.65%	10.32%	11.02%
Class C Shares at NAV	7.31%	13.47%	10.94%	10.99%	1.72%	1.70%
Class C Shares at CDSC	6.36%	12.47%	10.94%	10.99%
Class D Shares(1)	7.75%	14.46%	11.84%	11.80%	0.78%	0.74%
Class I Shares	7.81%	14.57%	11.93%	12.08%	0.71%	0.69%
Class N Shares	7.84%	14.68%	11.99%	12.08%	0.61%	0.60%
Class S Shares	7.71%	14.25%	11.60%	11.66%	1.12%	1.10%
Class T Shares	7.73%	14.38%	11.74%	11.80%	0.86%	0.85%
Russell 1000 Value Index	8.61%	13.66%	14.04%	13.58%
Morningstar Quartile - Class I Shares	-	3rd	4th	4th
Morningstar Ranking - based on total returns for Large Value Funds	-	900/1,322	954/1,141	802/1,022

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Large Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 31, 2008

(1) Closed to certain new investors.

6	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,077.10	$4.92	$1,000.00	$1,020.47	$4.79	0.94%
Class C Shares	$1,000.00	$1,073.70	$8.57	$1,000.00	$1,016.94	$8.34	1.64%
Class D Shares	$1,000.00	$1,078.80	$3.83	$1,000.00	$1,021.53	$3.72	0.73%
Class I Shares	$1,000.00	$1,078.80	$3.62	$1,000.00	$1,021.73	$3.52	0.69%
Class N Shares	$1,000.00	$1,079.70	$3.09	$1,000.00	$1,022.23	$3.01	0.59%
Class S Shares	$1,000.00	$1,077.70	$5.08	$1,000.00	$1,020.32	$4.94	0.97%
Class T Shares	$1,000.00	$1,078.00	$4.24	$1,000.00	$1,021.12	$4.13	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 95.1%
Aerospace & Defense – 1.2%
United Technologies Corp	12,561	$1,602,407
Auto Components – 1.3%
Aptiv PLC	9,951	844,143
Delphi Technologies PLC*	19,011	997,507
		1,841,650
Banks – 11.6%
BB&T Corp	45,129	2,243,814
Citigroup Inc	50,114	3,728,983
US Bancorp	97,301	5,213,388
Wells Fargo & Co	80,512	4,884,663
		16,070,848
Beverages – 1.2%
PepsiCo Inc	13,653	1,637,268
Biotechnology – 1.2%
Gilead Sciences Inc	22,338	1,600,294
Capital Markets – 3.6%
Affiliated Managers Group Inc	12,828	2,632,947
Bank of New York Mellon Corp	44,399	2,391,330
		5,024,277
Chemicals – 2.8%
Potash Corp of Saskatchewan Inc	88,516	1,827,855
Westlake Chemical Corp	18,566	1,977,836
		3,805,691
Commercial Services & Supplies – 0.8%
Republic Services Inc	16,591	1,121,718
Communications Equipment – 0.8%
F5 Networks Inc*	8,428	1,105,922
Consumer Finance – 2.8%
American Express Co	14,790	1,468,795
Discover Financial Services	32,042	2,464,671
		3,933,466
Containers & Packaging – 2.7%
Crown Holdings Inc*	67,370	3,789,562
Diversified Financial Services – 3.1%
Berkshire Hathaway Inc*	21,663	4,294,040
Electric Utilities – 4.3%
Great Plains Energy Inc	121,894	3,929,863
PPL Corp	66,706	2,064,551
		5,994,414
Electrical Equipment – 1.5%
AMETEK Inc	28,623	2,074,309
Energy Equipment & Services – 1.6%
Schlumberger Ltd	32,805	2,210,729
Equity Real Estate Investment Trusts (REITs) – 2.7%
Equity Residential	57,384	3,659,378
Food & Staples Retailing – 0.5%
Walgreens Boots Alliance Inc	9,533	692,286
Food Products – 5.1%
Conagra Brands Inc	95,058	3,580,835
General Mills Inc	23,861	1,414,719
JM Smucker Co	16,313	2,026,727
		7,022,281
Health Care Providers & Services – 2.1%
Laboratory Corp of America Holdings*	18,289	2,917,278
Household Products – 2.5%
Procter & Gamble Co	37,866	3,479,128
Industrial Conglomerates – 3.3%
Carlisle Cos Inc	22,024	2,503,028

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Industrial Conglomerates – (continued)
Honeywell International Inc	13,646	$2,092,751
		4,595,779
Information Technology Services – 1.4%
Total System Services Inc	25,095	1,984,764
Insurance – 6.8%
Chubb Ltd	21,141	3,089,334
Hartford Financial Services Group Inc	56,953	3,205,315
XL Group Ltd	87,013	3,059,377
		9,354,026
Internet Software & Services – 1.4%
Alphabet Inc*	1,853	1,951,950
Media – 3.1%
Omnicom Group Inc	23,522	1,713,107
Twenty-First Century Fox Inc	75,423	2,573,433
		4,286,540
Oil, Gas & Consumable Fuels – 7.6%
Chevron Corp	14,138	1,769,936
Cimarex Energy Co	13,966	1,703,992
Noble Energy Inc	105,038	3,060,807
Occidental Petroleum Corp	53,922	3,971,895
		10,506,630
Pharmaceuticals – 8.1%
Johnson & Johnson	33,520	4,683,414
Merck & Co Inc	40,361	2,271,113
Novartis AG (ADR)	20,004	1,679,536
Pfizer Inc	70,782	2,563,724
		11,197,787
Road & Rail – 0.9%
Union Pacific Corp	9,601	1,287,494
Semiconductor & Semiconductor Equipment – 1.8%
Intel Corp	53,245	2,457,789
Software – 5.1%
Check Point Software Technologies Ltd*	16,066	1,664,759
Microsoft Corp	15,718	1,344,518
Oracle Corp	86,101	4,070,855
		7,080,132
Trading Companies & Distributors – 1.5%
Fastenal Co	37,660	2,059,625
Wireless Telecommunication Services – 0.7%
Vodafone Group PLC (ADR)	31,817	1,014,962
Total Common Stocks (cost $102,559,005)		131,654,424
Repurchase Agreements – 4.8%
Undivided interest of 10.7% in a joint repurchase agreement (principal amount $62,900,000 with a maturity value of $62,908,946) with ING Financial Markets LLC, 1.2800%, dated 12/29/17, maturing 1/2/18 to be repurchased at $6,700,953 collateralized by $63,040,793 in U.S. Treasuries 0.6250% - 3.0000%, 4/30/18 - 8/15/46 with a value of $64,167,204 (cost $6,700,000)	$6,700,000	6,700,000
Total Investments (total cost $109,259,005) – 99.9%		138,354,424
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		174,132
Net Assets – 100%		$138,528,556

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$132,167,312	95.5%
Canada	1,827,855	1.3
Switzerland	1,679,536	1.2
Israel	1,664,759	1.2
United Kingdom	1,014,962	0.8

Total	$138,354,424	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.
CBOE Volatility Index®

CBOE Volatility Index® or VIX® Index® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options and is a widely used measure of market risk. The VIX Index methodology is the property of Chicago Board of Options Exchange, which is not affiliated with Janus Henderson.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$131,654,424	$-	$-
Repurchase Agreements	-	6,700,000	-
Total Assets	$131,654,424	$6,700,000	$-

Janus Investment Fund	11

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Assets:
Investments, at value(1)	$131,654,424
Repurchase agreements, at value(2)	6,700,000
Cash	109,675
Non-interested Trustees' deferred compensation	2,650
Receivables:
Dividends	278,683
Fund shares sold	24,235
Foreign tax reclaims	21,766
Interest	715
Other assets	1,205
Total Assets	138,793,353
Liabilities:
Payables:	—
Fund shares repurchased	154,182
Advisory fees	43,269
Transfer agent fees and expenses	19,790
Professional fees	18,654
Registration fees	10,395
Printing fees	3,915
Non-interested Trustees' deferred compensation fees	2,650
12b-1 Distribution and shareholder servicing fees	2,029
Non-interested Trustees' fees and expenses	1,018
Fund administration fees	947
Custodian fees	826
Accrued expenses and other payables	7,122
Total Liabilities	264,797
Net Assets	$138,528,556

See Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$107,996,836
Undistributed net investment income/(loss)	(15,469)
Undistributed net realized gain/(loss) from investments	1,451,769
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	29,095,420
Total Net Assets	$138,528,556
Net Assets - Class A Shares	$1,497,324
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,971
Net Asset Value Per Share(3)	$15.60
Maximum Offering Price Per Share(4)	$16.55
Net Assets - Class C Shares	$1,881,584
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	122,657
Net Asset Value Per Share(3)	$15.34
Net Assets - Class D Shares	$51,677,556
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,350,696
Net Asset Value Per Share	$15.42
Net Assets - Class I Shares	$37,615,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,426,628
Net Asset Value Per Share	$15.50
Net Assets - Class N Shares	$40,665,250
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,628,328
Net Asset Value Per Share	$15.47
Net Assets - Class S Shares	$373,122
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,802
Net Asset Value Per Share	$15.68
Net Assets - Class T Shares	$4,818,668
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	312,913
Net Asset Value Per Share	$15.40

(1) Includes cost of $102,559,005.

(2) Includes cost of repurchase agreements of $6,700,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Large Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends	$1,406,787
Interest	30,934
Other income	32
Foreign tax withheld	(4,405)
Total Investment Income	1,433,348
Expenses:
Advisory fees	330,756
12b-1Distribution and shareholder servicing fees:
Class A Shares	3,073
Class C Shares	8,809
Class S Shares	406
Transfer agent administrative fees and expenses:
Class D Shares	29,851
Class S Shares	406
Class T Shares	5,903
Transfer agent networking and omnibus fees:
Class A Shares	1,189
Class C Shares	877
Class I Shares	18,092
Other transfer agent fees and expenses:
Class A Shares	158
Class C Shares	95
Class D Shares	5,493
Class I Shares	739
Class N Shares	658
Class S Shares	4
Class T Shares	67
Registration fees	74,087
Professional fees	27,761
Shareholder reports expense	5,860
Fund administration fees	5,631
Non-interested Trustees’ fees and expenses	2,219
Custodian fees	2,134
Other expenses	4,382
Total Expenses	528,650
Less: Excess Expense Reimbursement and Waivers	(40,411)
Net Expenses	488,239
Net Investment Income/(Loss)	945,109
Net Realized Gain/(Loss) on Investments:
Investments	6,476,246
Total Net Realized Gain/(Loss) on Investments	6,476,246
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	2,982,612
Total Change in Unrealized Net Appreciation/Depreciation	2,982,612
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,403,967

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$945,109	$2,388,436
Net realized gain/(loss) on investments	6,476,246	16,239,599
Change in unrealized net appreciation/depreciation	2,982,612	2,920,968
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,403,967	21,549,003
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,123)	(59,469)
Class C Shares	(347)	(12,767)
Class D Shares	(494,235)	(732,186)
Class I Shares	(371,562)	(578,815)
Class N Shares	(428,543)	(1,256,284)
Class S Shares	(2,898)	(3,783)
Class T Shares	(43,919)	(79,986)
Total Dividends from Net Investment Income	(1,346,627)	(2,723,290)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(184,597)	(265,966)
Class C Shares	(216,010)	(131,742)
Class D Shares	(6,069,568)	(2,970,343)
Class I Shares	(4,406,663)	(2,341,660)
Class N Shares	(4,723,054)	(4,764,442)
Class S Shares	(43,737)	(18,034)
Class T Shares	(596,509)	(344,327)
Total Distributions from Net Realized Gain from Investment Transactions	(16,240,138)	(10,836,514)
Net Decrease from Dividends and Distributions to Shareholders	(17,586,765)	(13,559,804)
Capital Share Transactions:
Class A Shares	(1,532,582)	(911,643)
Class C Shares	59,405	(277,685)
Class D Shares	5,696,988	10,344,376
Class I Shares	1,352,814	(2,826,671)
Class N Shares	(447,292)	(33,032,069)
Class S Shares	88,594	31,267
Class T Shares	558,083	(1,403,794)
Net Increase/(Decrease) from Capital Share Transactions	5,776,010	(28,076,219)
Net Increase/(Decrease) in Net Assets	(1,406,788)	(20,087,020)
Net Assets:
Beginning of period	139,935,344	160,022,364
End of period	$138,528,556	$139,935,344

Undistributed Net Investment Income/(Loss)	$(15,469)	$386,049

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Large Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$16.45	$15.67	$16.16		$16.90	$15.62	$13.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.20(1)	0.22(1)		0.21(1)	0.28(1)	0.15
Net realized and unrealized gain/(loss)	1.13	1.91	0.09		0.18	2.64	2.48
Total from Investment Operations	1.26	2.11	0.31		0.39	2.92	2.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.24)	(0.21)		(0.24)	(0.15)	(0.18)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)		(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(2.11)	(1.33)	(0.80)		(1.13)	(1.64)	(0.45)
Net Asset Value, End of Period	$15.60	$16.45	$15.67		$16.16	$16.90	$15.62
Total Return*	7.65%	13.96%	2.16%		2.14%	19.70%	19.96%
Net Assets, End of Period (in thousands)	$1,497	$3,057	$3,823		$3,952	$3,603	$3,390
Average Net Assets for the Period (in thousands)	$2,463	$3,405	$3,491		$3,806	$3,600	$3,182
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.97%	0.96%		0.95%	0.90%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.97%	0.93%		0.93%	0.81%	1.14%
Ratio of Net Investment Income/(Loss)	1.06%	1.23%	1.40%		1.25%	1.71%	1.05%
Portfolio Turnover Rate	16%	43%	39%		39%	34%	45%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.21	$15.43	$15.99	$16.67	$15.44	$13.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.09(1)	0.09(1)	0.15(1)	0.16(1)	0.06
Net realized and unrealized gain/(loss)	1.15	1.89	0.09	0.17	2.62	2.44
Total from Investment Operations	1.18	1.98	0.18	0.32	2.78	2.50
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.11)	(0.15)	(0.11)	(0.06)	(0.07)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(2.05)	(1.20)	(0.74)	(1.00)	(1.55)	(0.34)
Net Asset Value, End of Period	$15.34	$16.21	$15.43	$15.99	$16.67	$15.44
Total Return*	7.31%	13.21%	1.33%	1.80%	18.92%	19.08%
Net Assets, End of Period (in thousands)	$1,882	$1,911	$2,089	$2,925	$3,252	$3,014
Average Net Assets for the Period (in thousands)	$1,844	$1,986	$2,395	$3,243	$3,249	$2,740
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.62%	1.72%	1.29%	1.57%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.62%	1.70%	1.27%	1.55%	1.80%
Ratio of Net Investment Income/(Loss)	0.41%	0.58%	0.61%	0.89%	0.98%	0.38%
Portfolio Turnover Rate	16%	43%	39%	39%	34%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.37	$15.58	$16.08	$16.79	$15.57	$13.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.23(1)	0.24(1)	0.23(1)	0.28(1)	0.18
Net realized and unrealized gain/(loss)	1.17	1.92	0.09	0.19	2.64	2.48
Total from Investment Operations	1.27	2.15	0.33	0.42	2.92	2.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.27)	(0.24)	(0.24)	(0.21)	(0.21)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(2.22)	(1.36)	(0.83)	(1.13)	(1.70)	(0.48)
Net Asset Value, End of Period	$15.42	$16.37	$15.58	$16.08	$16.79	$15.57
Total Return*	7.75%	14.29%	2.32%	2.32%	19.77%	20.25%
Net Assets, End of Period (in thousands)	$51,678	$48,829	$36,422	$38,280	$41,764	$32,031
Average Net Assets for the Period (in thousands)	$49,593	$43,947	$36,265	$40,418	$36,849	$24,538
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.78%	0.81%	0.80%	0.83%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.75%	0.75%	0.76%	0.80%	0.84%
Ratio of Net Investment Income/(Loss)	1.32%	1.43%	1.58%	1.41%	1.74%	1.36%
Portfolio Turnover Rate	16%	43%	39%	39%	34%	45%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.44	$15.64	$16.14	$16.86	$15.62	$13.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.24(1)	0.25(1)	0.25(1)	0.31(1)	0.31
Net realized and unrealized gain/(loss)	1.17	1.92	0.08	0.18	2.65	2.37
Total from Investment Operations	1.28	2.16	0.33	0.43	2.96	2.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.27)	(0.24)	(0.26)	(0.23)	(0.21)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(2.22)	(1.36)	(0.83)	(1.15)	(1.72)	(0.48)
Net Asset Value, End of Period	$15.50	$16.44	$15.64	$16.14	$16.86	$15.62
Total Return*	7.81%	14.31%	2.34%	2.42%	19.98%	20.43%
Net Assets, End of Period (in thousands)	$37,615	$38,210	$39,119	$40,779	$47,672	$40,943
Average Net Assets for the Period (in thousands)	$37,865	$37,841	$38,044	$43,597	$44,830	$43,013
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.71%	0.73%	0.71%	0.64%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.70%	0.70%	0.68%	0.62%	0.71%
Ratio of Net Investment Income/(Loss)	1.36%	1.49%	1.62%	1.48%	1.91%	1.47%
Portfolio Turnover Rate	16%	43%	39%	39%	34%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Large Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.42	$15.63	$16.13	$16.85	$15.61	$13.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.27(1)	0.26(1)	0.26(1)	0.31(1)	0.16
Net realized and unrealized gain/(loss)	1.17	1.90	0.09	0.18	2.65	2.53
Total from Investment Operations	1.29	2.17	0.35	0.44	2.96	2.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.29)	(0.26)	(0.27)	(0.23)	(0.24)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(2.24)	(1.38)	(0.85)	(1.16)	(1.72)	(0.51)
Net Asset Value, End of Period	$15.47	$16.42	$15.63	$16.13	$16.85	$15.61
Total Return*	7.84%	14.38%	2.48%	2.46%	19.98%	20.45%
Net Assets, End of Period (in thousands)	$40,665	$43,072	$72,618	$78,999	$48,684	$49,186
Average Net Assets for the Period (in thousands)	$42,346	$64,366	$73,467	$65,449	$46,719	$69,975
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.61%	0.63%	0.64%	0.64%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.61%	0.61%	0.62%	0.62%	0.68%
Ratio of Net Investment Income/(Loss)	1.44%	1.67%	1.71%	1.55%	1.88%	1.52%
Portfolio Turnover Rate	16%	43%	39%	39%	34%	45%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.59	$15.78	$16.26	$17.01	$15.62	$13.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.19(1)	0.24(1)	0.18(1)	0.22(1)	0.27
Net realized and unrealized gain/(loss)	1.21	1.94	0.08	0.18	2.71	2.34
Total from Investment Operations	1.28	2.13	0.32	0.36	2.93	2.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.23)	(0.21)	(0.22)	(0.05)	(0.13)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(2.19)	(1.32)	(0.80)	(1.11)	(1.54)	(0.40)
Net Asset Value, End of Period	$15.68	$16.59	$15.78	$16.26	$17.01	$15.62
Total Return*	7.71%	13.96%	2.26%	1.95%	19.68%	19.84%
Net Assets, End of Period (in thousands)	$373	$306	$260	$258	$249	$480
Average Net Assets for the Period (in thousands)	$324	$281	$252	$255	$327	$508
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.12%	1.14%	1.13%	1.15%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.99%	0.81%	1.11%	0.98%	1.19%
Ratio of Net Investment Income/(Loss)	1.09%	1.20%	1.51%	1.06%	1.32%	0.98%
Portfolio Turnover Rate	16%	43%	39%	39%	34%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.34	$15.56	$16.05	$16.77	$15.55	$13.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.22(1)	0.23(1)	0.22(1)	0.27(1)	0.17
Net realized and unrealized gain/(loss)	1.17	1.90	0.09	0.18	2.63	2.48
Total from Investment Operations	1.26	2.12	0.32	0.40	2.90	2.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.25)	(0.22)	(0.23)	(0.19)	(0.20)
Distributions (from capital gains)	(2.05)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total Dividends and Distributions	(2.20)	(1.34)	(0.81)	(1.12)	(1.68)	(0.47)
Net Asset Value, End of Period	$15.40	$16.34	$15.56	$16.05	$16.77	$15.55
Total Return*	7.73%	14.14%	2.28%	2.20%	19.67%	20.21%
Net Assets, End of Period (in thousands)	$4,819	$4,549	$5,691	$3,804	$4,094	$3,055
Average Net Assets for the Period (in thousands)	$4,707	$4,869	$3,962	$4,050	$3,400	$2,531
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.86%	0.89%	0.89%	0.89%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.85%	0.83%	0.86%	0.86%	0.94%
Ratio of Net Investment Income/(Loss)	1.23%	1.35%	1.51%	1.31%	1.68%	1.25%
Portfolio Turnover Rate	16%	43%	39%	39%	34%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Large Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

20	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments

Janus Investment Fund	21

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	23

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$6,700,000	$—	$(6,700,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

24	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is

Janus Investment Fund	25

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

26	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $1,144.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $4.

Janus Investment Fund	27

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	93	27
Class S Shares	86	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2017, the Fund engaged in cross trades amounting to $172,225 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 109,454,762	$29,657,165	$ (757,503)	$ 28,899,662

28	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	20,736	$ 346,301	121,739	$ 1,979,644
Reinvested dividends and distributions	9,287	144,969	18,787	293,821
Shares repurchased	(119,894)	(2,023,852)	(198,697)	(3,185,108)
Net Increase/(Decrease)	(89,871)	$(1,532,582)	(58,171)	$ (911,643)
Class C Shares:
Shares sold	10,849	$ 169,034	22,800	$ 364,032
Reinvested dividends and distributions	11,122	170,716	6,759	104,500
Shares repurchased	(17,193)	(280,345)	(47,080)	(746,217)
Net Increase/(Decrease)	4,778	$ 59,405	(17,521)	$ (277,685)
Class D Shares:
Shares sold	291,183	$ 4,911,180	1,111,719	$ 17,885,325
Reinvested dividends and distributions	410,142	6,328,498	229,861	3,572,046
Shares repurchased	(333,858)	(5,542,690)	(695,362)	(11,112,995)
Net Increase/(Decrease)	367,467	$ 5,696,988	646,218	$ 10,344,376
Class I Shares:
Shares sold	44,898	$ 741,340	179,693	$ 2,867,010
Reinvested dividends and distributions	301,809	4,681,055	182,956	2,854,151
Shares repurchased	(243,990)	(4,069,581)	(539,261)	(8,547,832)
Net Increase/(Decrease)	102,717	$ 1,352,814	(176,612)	$ (2,826,671)
Class N Shares:
Shares sold	37,283	$ 625,040	85,391	$ 1,368,517
Reinvested dividends and distributions	332,791	5,151,597	386,687	6,020,726
Shares repurchased	(365,099)	(6,223,929)	(2,495,849)	(40,421,312)
Net Increase/(Decrease)	4,975	$ (447,292)	(2,023,771)	$(33,032,069)
Class S Shares:
Shares sold	2,863	$ 49,500	583	$ 9,450
Reinvested dividends and distributions	2,974	46,635	1,383	21,817
Shares repurchased	(481)	(7,541)	-	-
Net Increase/(Decrease)	5,356	$ 88,594	1,966	$ 31,267
Class T Shares:
Shares sold	36,217	$ 613,178	123,259	$ 1,974,040
Reinvested dividends and distributions	41,069	632,468	27,098	420,555
Shares repurchased	(42,802)	(687,563)	(237,702)	(3,798,389)
Net Increase/(Decrease)	34,484	$ 558,083	(87,345)	$ (1,403,794)

Janus Investment Fund	29

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$20,985,339	$ 32,831,160	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	33

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	35

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

44	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	45

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

46	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus Henderson Large Cap Value Fund

Notes

NotesPage1

48	DECEMBER 31, 2017

Janus Henderson Large Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93031 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

Janus Henderson Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the six months ended December 31, 2017, Janus Henderson Mid Cap Value Fund’s Class I Shares returned 8.16%, outperforming the Fund’s benchmark, the Russell Midcap® Value Index, which returned 7.76%.

Stock selection in industrials was the largest contributor to relative performance for the period, and our overweight was also additive as solid earnings reports, the tax reform bill, and the subsequent potential for faster GDP growth in the second half of the year aided our holdings. Stock selection in consumer staples and technology also aided relative returns. Stock selection in financials was weak due to our insurance and reinsurance holdings. The companies underperformed after a flurry of hurricanes and forest fires hit the U.S. We added on weakness to the group as we believe pricing will improve given the losses from natural disasters and that the stocks are currently trading at attractive valuations. Stock selection in energy and health care also weighed on relative returns.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth boosted equities in the second half of 2017. Geopolitical concerns in August weighed on markets as North Korea fired missiles over Japan, and equities sold off. However, sentiment quickly reversed and markets rebounded. Concerns around the passage of the tax bill moderated returns in the fall, but late in the period, the passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs.

CONTRIBUTORS

Westlake Chemical is a U.S.-based chemical company focused on ethylene, vinyls and chlor-alkali production, and is 70% owned by management. The company has opportunistically used its balance sheet to drive above-average returns on invested capital through both organic and non-organic means. In 2016, Westlake purchased a weaker competitor, helping to rebalance its portfolio to decrease exposure to ethylene, a market that was turning down, and increase its exposure to chlor-alkali, a market that was improving. This has driven above-average earnings growth and strong free cash flow, which is being used to pay down debt. The company’s shares benefited in the wake of Hurricane Harvey as many of its competitors were forced to cease operations while Westlake was able to maintain operations. Given the strength of the stock, we trimmed our position to reflect what we view as the lower reward-to-risk ratio.

Frozen potato producer and supplier Lamb Weston also aided returns during the period. The company is the dominant player in the U.S. with 42% market share, and is No. 2 on a global basis. Execution has been solid as global demand for its products continues to outstrip supply, allowing the company to increase prices. Lamb reiterated earnings guidance during the period, a move which is viewed as conservative given continued growth for potato products. We hold an above-average-size position given strong industry trends, but have trimmed some of our holdings given the stock performance and what we view as a less attractive reward-to-risk profile.

Total System Services provides a variety of credit card processing technologies for merchants and banks. We believe the company represents an attractive way to benefit from continued growth in credit card spending. Shares performed well near the end of the year as the company posted better-than-expected results, including higher revenue with positive growth in all three major areas of service. The company also stands to benefit from a less burdensome regulatory environment. Looking forward, we believe Total System Services can deliver mid- to high-single-digit growth over the long term.

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)

DETRACTORS

XL Group operates in two segments: insurance and reinsurance. The stock underperformed in the period due to a loss of capital driven by Hurricanes Harvey, Irma and Maria, as well as the California wildfires. Market speculation surrounding the need for a capital raise and heavy short selling of the stock drove additional underperformance. We viewed this technical-driven underperformance as a buying opportunity and view XL as well capitalized over a full insurance cycle. As a result, we added to our position on weakness.

AmerisourceBergen is one of the three national pharmaceutical distributors. The stock traded lower during the period largely on the company’s outlook. Although there was no specific financial guidance, the company stated branded drug price inflation is likely to be at, or below, the low end of its guidance range, and generic drug price deflation trends remain challenging. In addition, the company noted it will have higher operating expenses as it opens several new distribution centers and is evaluating IT system investments. We exited our position given the continuing difficult environment for drug pricing.

INC Research, a global health care contract research organization (CRO), fell due to disappointing third quarter 2017 earnings results, along with weak fourth quarter 2017 and 2018 guidance. This muddled outlook is due to the fact that the company’s acquisition of InVentiv, a firm that focuses on providing sales and marketing solutions for smaller drug companies, is not going as planned. While we still like the fundamentals of the core business as pharmaceutical companies continue to outsource research and development functions, the integration risk of InVentiv will remain for some time. As a result, we trimmed some of our holdings in the period.

OUTLOOK AND POSITIONING

While valuations in the U.S. equity market remain elevated, we do not believe U.S. mid-cap stocks are significantly more expensive relative to other market caps, particularly large caps. When looking at the forward price-to-earnings multiple of the Russell Midcap Index versus the large-cap Russell 1000 Index, mid-caps trade at a slight discount to larger cap peers. A year ago mid-caps were trading at a premium to larger stocks. Taking a look at value specifically, mid-cap value stocks still trade at a slight discount to small caps, but this gap has narrowed over the past year. Despite the fact that valuations are above normal levels, we still find reasons to be cautiously optimistic on equities going into 2018. Among them:

1. Mid-cap companies typically have an outsized proportion of revenues coming from the U.S., so they will likely be beneficiaries of tax reform.

2. Continued regulatory relief should ease pressure for many industries, particularly banks.

3. Domestic GDP improvement should find its way into increased earnings estimates.

4. Barring a significant spike in inflation, the Federal Reserve’s well-telegraphed gradual pace of rate hikes should be well absorbed by the equity market as there continues to be ample liquidity in the system on a global basis.

While the equity market may continue to power higher, and there are certainly positive data points in place, we believe it makes sense – now more than ever – to be looking at defensively oriented value strategies. Since the market bottom in 2009, during a period of falling interest rates and sub-par economic growth, growth outperformed value. However, value has historically performed well during rising rate environments. Given the outlook for better economic growth and potential for increasing inflation, we believe the environment is established for value to begin performing better relative to growth.

Additionally, as of year-end, it has been 22 months since the last 10% correction in the S&P 500® Index, a broad measure of the U.S. equity market. Meanwhile, the S&P 500 is up 46% since the low in February 2016 and is trading at 20x 2018 estimates as of year-end. Complacency in the market is pervasive with the CBOE Volatility Index® regularly setting new lows and record short interest in this index.

Simply put, risks are increasing in the market. While it makes sense to have exposure to equities we think it is important to invest in strategies that aim to protect on the downside. Our strategy continues to favor those companies with solid balance sheets, healthy free cash flow and strong competitive positioning that are trading at a reasonable valuation while continuously monitoring the reward-to-risk trade-off. While the Fund has performed well in the recent up market phase, as always, we remain focused on what can go wrong and minimizing losses in a more challenging market environment.

During the period, we pared back holdings in the information technology sector on price strength, and added to financials and materials. Our relative overweight sectors are consumer staples, financials, industrials, materials and technology. Conversely, our relative

2	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund (unaudited)

underweights are in the consumer discretionary, energy, health care, real estate and utilities sectors.

Thank you for your continued co-investment with us in the Janus Henderson Mid Cap Value Fund.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Westlake Chemical Corp	0.77%	XL Group Ltd	-0.55%
	Lamb Weston Holdings Inc	0.74%	AmerisourceBergen Corporation	-0.29%
	Total System Services Inc	0.65%	INC Research Holdings Inc	-0.27%
	Trinity Industries Inc	0.65%	RenaissanceRe Holdings Ltd	-0.21%
	Cimarex Energy Co	0.58%	Omnicom Group Inc	-0.19%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.13%	14.48%	11.61%
	Information Technology	0.49%	7.90%	6.51%
	Utilities	0.47%	6.02%	10.97%
	Consumer Staples	0.46%	7.65%	4.01%
	Telecom Services	0.21%	0.00%	0.67%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.30%	20.25%	19.99%
	Other**	-0.34%	4.64%	0.00%
	Energy	-0.33%	6.45%	7.80%
	Health Care	-0.09%	5.10%	6.62%
	Consumer Discretionary	-0.08%	3.88%	11.88%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.2%
Equity Commonwealth
Equity Real Estate Investment Trusts (REITs)	3.1%
Lamb Weston Holdings Inc
Food Products	2.9%
Great Plains Energy Inc
Electric Utilities	2.9%
Torchmark Corp
Insurance	2.8%
14.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Repurchase Agreements	3.3%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017						per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	8.05%	13.67%	12.07%	7.43%	11.65%	0.94%
Class A Shares at MOP	1.86%	7.13%	10.75%	6.80%	11.31%
Class C Shares at NAV	7.69%	13.00%	11.39%	6.70%	10.94%	1.60%
Class C Shares at CDSC	6.73%	12.00%	11.39%	6.70%	10.94%
Class D Shares(1)	8.22%	14.07%	12.40%	7.72%	11.87%	0.62%
Class I Shares	8.16%	13.99%	12.41%	7.64%	11.82%	0.61%
Class L Shares(2)	8.22%	14.11%	12.48%	7.84%	11.99%	0.97%
Class N Shares	8.27%	14.20%	12.57%	7.64%	11.82%	0.48%
Class R Shares	7.87%	13.35%	11.73%	7.08%	11.32%	1.22%
Class S Shares	8.02%	13.65%	12.02%	7.35%	11.56%	0.98%
Class T Shares	8.14%	13.88%	12.30%	7.64%	11.82%	0.72%
Russell Midcap Value Index	7.76%	13.34%	14.68%	9.10%	10.00%
Morningstar Quartile - Class T Shares	-	2nd	4th	3rd	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	154/423	288/365	186/313	8/130

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares..

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain new investors.

(2) Closed to new investors.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,080.50	$5.66	$1,000.00	$1,019.76	$5.50	1.08%
Class C Shares	$1,000.00	$1,076.90	$8.79	$1,000.00	$1,016.74	$8.54	1.68%
Class D Shares	$1,000.00	$1,082.20	$4.04	$1,000.00	$1,021.32	$3.92	0.77%
Class I Shares	$1,000.00	$1,081.60	$3.99	$1,000.00	$1,021.37	$3.87	0.76%
Class L Shares	$1,000.00	$1,082.20	$3.78	$1,000.00	$1,021.58	$3.67	0.72%
Class N Shares	$1,000.00	$1,082.70	$3.25	$1,000.00	$1,022.08	$3.16	0.62%
Class R Shares	$1,000.00	$1,078.70	$7.13	$1,000.00	$1,018.35	$6.92	1.36%
Class S Shares	$1,000.00	$1,080.20	$5.87	$1,000.00	$1,019.56	$5.70	1.12%
Class T Shares	$1,000.00	$1,081.40	$4.51	$1,000.00	$1,020.87	$4.38	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 96.8%
Aerospace & Defense – 1.6%
BWX Technologies Inc	1,043,357	$63,112,665
Auto Components – 1.5%
Aptiv PLC	326,228	27,673,921
Delphi Technologies PLC*	597,057	31,327,581
		59,001,502
Banks – 9.0%
Citizens Financial Group Inc	1,204,777	50,576,539
First Hawaiian Inc	2,752,192	80,308,963
First Horizon National Corp	3,386,316	67,692,457
Investors Bancorp Inc	4,406,995	61,169,091
Prosperity Bancshares Inc	835,602	58,550,632
Umpqua Holdings Corp	1,947,095	40,499,576
		358,797,258
Building Products – 1.1%
Simpson Manufacturing Co Inc	730,250	41,923,653
Capital Markets – 3.1%
Affiliated Managers Group Inc	247,131	50,723,638
Invesco Ltd	2,003,894	73,222,287
		123,945,925
Chemicals – 6.3%
Axalta Coating Systems Ltd*	2,523,048	81,645,833
Potash Corp of Saskatchewan Inc	2,468,482	50,974,153
Valvoline Inc	2,305,237	57,769,239
Westlake Chemical Corp	349,240	37,204,537
WR Grace & Co	370,025	25,949,853
		253,543,615
Commercial Services & Supplies – 2.3%
Cintas Corp	168,398	26,241,460
Waste Connections Inc	937,495	66,505,895
		92,747,355
Communications Equipment – 1.0%
F5 Networks Inc*	309,247	40,579,391
Consumer Finance – 0.6%
Discover Financial Services	304,750	23,441,370
Containers & Packaging – 4.5%
Crown Holdings Inc*	1,887,457	106,169,456
Graphic Packaging Holding Co	4,822,725	74,511,101
		180,680,557
Distributors – 1.3%
LKQ Corp*	1,288,172	52,389,955
Electric Utilities – 4.9%
Alliant Energy Corp	1,859,990	79,254,174
Great Plains Energy Inc	3,591,244	115,781,707
		195,035,881
Electrical Equipment – 1.6%
AMETEK Inc	873,703	63,317,256
Electronic Equipment, Instruments & Components – 0.7%
Avnet Inc	716,741	28,397,278
Energy Equipment & Services – 0.8%
Keane Group Inc*	1,651,407	31,393,247
Equity Real Estate Investment Trusts (REITs) – 11.3%
Alexandria Real Estate Equities Inc	180,582	23,582,203
Equity Commonwealth*	4,060,682	123,891,408
Equity LifeStyle Properties Inc	1,446,460	128,763,869
Lamar Advertising Co	1,354,592	100,564,910
Mid-America Apartment Communities Inc	531,939	53,491,786
Weyerhaeuser Co	676,017	23,836,359
		454,130,535

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 2.1%
Casey's General Stores Inc	740,905	$82,936,906
Food Products – 5.4%
Conagra Brands Inc	2,671,704	100,643,090
Lamb Weston Holdings Inc	2,078,147	117,311,398
		217,954,488
Health Care Providers & Services – 2.5%
Laboratory Corp of America Holdings*	638,527	101,851,442
Industrial Conglomerates – 1.7%
Carlisle Cos Inc	591,495	67,223,407
Information Technology Services – 2.6%
Jack Henry & Associates Inc	229,814	26,879,046
Total System Services Inc	996,621	78,822,755
		105,701,801
Insurance – 9.8%
Hartford Financial Services Group Inc	1,832,825	103,151,391
RenaissanceRe Holdings Ltd	653,149	82,028,983
Torchmark Corp	1,233,248	111,867,926
XL Group Ltd	2,730,800	96,014,928
		393,063,228
Life Sciences Tools & Services – 1.7%
Agilent Technologies Inc	534,444	35,791,715
INC Research Holdings Inc*	772,824	33,695,126
		69,486,841
Machinery – 4.0%
Donaldson Co Inc	568,534	27,829,739
Lincoln Electric Holdings Inc	402,179	36,831,553
Trinity Industries Inc	2,585,065	96,836,535
		161,497,827
Media – 1.3%
Omnicom Group Inc	720,354	52,463,382
Metals & Mining – 1.7%
Compass Minerals International Inc	963,183	69,589,972
Multi-Utilities – 0.8%
SCANA Corp	754,513	30,014,527
Oil, Gas & Consumable Fuels – 6.5%
Cimarex Energy Co	765,902	93,447,703
Gulfport Energy Corp*	2,556,812	32,624,921
Newfield Exploration Co*	1,411,864	44,516,072
Noble Energy Inc	3,025,063	88,150,336
		258,739,032
Professional Services – 0.3%
Dun & Bradstreet Corp	99,718	11,807,608
Software – 3.1%
Check Point Software Technologies Ltd*	377,771	39,144,631
Synopsys Inc*	990,242	84,408,228
		123,552,859
Specialty Retail – 0.7%
O'Reilly Automotive Inc*	117,830	28,342,828
Trading Companies & Distributors – 1.0%
Fastenal Co	728,218	39,826,243
Total Common Stocks (cost $2,989,588,166)		3,876,489,834
Repurchase Agreements – 3.3%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,014,222) with ING Financial Markets LLC, 1.2800%, dated 12/29/17, maturing 1/2/18 to be repurchased at $50,007,111 collateralized by $101,875,468 in U.S. Treasuries 0% - 3.0000%, 1/4/18 - 8/15/47 with a value of $102,014,587	$50,000,000	50,000,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Repurchase Agreements – (continued)
Undivided interest of 19.6% in a joint repurchase agreement (principal amount $62,900,000 with a maturity value of $62,908,946) with ING Financial Markets LLC, 1.2800%, dated 12/29/17, maturing 1/2/18 to be repurchased at $12,301,749 collateralized by $63,040,793 in U.S. Treasuries 0.6250% - 3.0000%, 4/30/18 - 8/15/46 with a value of $64,167,204	$12,300,000	$12,300,000
Undivided interest of 28.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,034,722) with Royal Bank of Canada, NY Branch, 1.2500%, dated 12/29/17, maturing 1/2/18 to be repurchased at $70,009,722 collateralized by $256,677,721 in U.S. Treasuries 0.1250% - 2.5000%, 8/31/20 - 2/15/45 with a value of $255,035,466	70,000,000	70,000,000
Total Repurchase Agreements (cost $132,300,000)		132,300,000
Total Investments (total cost $3,121,888,166) – 100.1%		4,008,789,834
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(4,851,613)
Net Assets – 100%		$4,003,938,221

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,918,671,050	97.7%
Canada	50,974,153	1.3
Israel	39,144,631	1.0

Total	$4,008,789,834	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2017. Unless otherwise indicated, all information in the table is for the year ended December 31, 2017.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)		Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	$	—(2)	$—	$—	$—
Total Affiliated Investments – 0.0%		$—	$—	$—	$—

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

(2) Amount less than $1.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	—	19,002	(19,002)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$3,876,489,834	$-	$-
Repurchase Agreements	-	132,300,000	-
Total Assets	$3,876,489,834	$132,300,000	$-

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$3,876,489,834
Repurchase agreements, at value(2)	132,300,000
Cash	53,374
Non-interested Trustees' deferred compensation	76,611
Receivables:
Dividends	4,527,150
Fund shares sold	2,295,335
Interest	18,583
Other assets	35,027
Total Assets	4,015,795,914
Liabilities:
Payables:	—
Fund shares repurchased	8,147,406
Advisory fees	2,344,554
Transfer agent fees and expenses	837,437
12b-1 Distribution and shareholder servicing fees	158,303
Non-interested Trustees' deferred compensation fees	76,611
Non-interested Trustees' fees and expenses	29,149
Professional fees	27,760
Fund administration fees	27,685
Custodian fees	5,681
Dividends	17
Accrued expenses and other payables	203,090
Total Liabilities	11,857,693
Net Assets	$4,003,938,221

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,060,373,992
Undistributed net investment income/(loss)	912,460
Undistributed net realized gain/(loss) from investments	55,716,702
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	886,935,067
Total Net Assets	$4,003,938,221
Net Assets - Class A Shares	$86,321,356
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,045,502
Net Asset Value Per Share(3)	$17.11
Maximum Offering Price Per Share(4)	$18.15
Net Assets - Class C Shares	$68,146,670
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,084,116
Net Asset Value Per Share(3)	$16.69
Net Assets - Class D Shares	$867,196,369
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51,568,315
Net Asset Value Per Share	$16.82
Net Assets - Class I Shares	$969,587,085
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,570,976
Net Asset Value Per Share	$16.84
Net Assets - Class L Shares	$8,050,738
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	465,416
Net Asset Value Per Share	$17.30
Net Assets - Class N Shares	$104,727,954
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,245,117
Net Asset Value Per Share	$16.77
Net Assets - Class R Shares	$67,721,182
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,019,407
Net Asset Value Per Share	$16.85
Net Assets - Class S Shares	$216,704,839
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,710,811
Net Asset Value Per Share	$17.05
Net Assets - Class T Shares	$1,615,482,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,530,184
Net Asset Value Per Share	$16.91

(1) Includes cost of $2,989,588,166.

(2) Includes cost of repurchase agreements of $132,300,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends	$30,069,205
Interest	930,039
Other income	34
Foreign tax withheld	(113,674)
Total Investment Income	30,885,604
Expenses:
Advisory fees	11,827,913
12b-1Distribution and shareholder servicing fees:
Class A Shares	114,345
Class C Shares	336,037
Class R Shares	175,404
Class S Shares	259,537
Transfer agent administrative fees and expenses:
Class D Shares	509,808
Class L Shares	10,342
Class R Shares	88,646
Class S Shares	259,202
Class T Shares	2,030,383
Transfer agent networking and omnibus fees:
Class A Shares	101,240
Class C Shares	39,414
Class I Shares	651,910
Other transfer agent fees and expenses:
Class A Shares	5,377
Class C Shares	3,789
Class D Shares	77,744
Class I Shares	25,575
Class L Shares	197
Class N Shares	2,066
Class R Shares	1,187
Class S Shares	3,527
Class T Shares	18,008
Shareholder reports expense	200,155
Fund administration fees	161,367
Registration fees	94,411
Non-interested Trustees’ fees and expenses	64,943
Professional fees	50,737
Custodian fees	16,930
Other expenses	85,430
Total Expenses	17,215,624
Less: Excess Expense Reimbursement and Waivers	(73,070)
Net Expenses	17,142,554
Net Investment Income/(Loss)	13,743,050
Net Realized Gain/(Loss) on Investments:
Investments	244,603,712
Total Net Realized Gain/(Loss) on Investments	244,603,712
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	53,923,320
Total Change in Unrealized Net Appreciation/Depreciation	53,923,320
Net Increase/(Decrease) in Net Assets Resulting from Operations	$312,270,082

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$13,743,050	$33,352,125
Net realized gain/(loss) on investments	244,603,712	384,846,009
Change in unrealized net appreciation/depreciation	53,923,320	223,665,135
Net Increase/(Decrease) in Net Assets Resulting from Operations	312,270,082	641,863,269
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(40,126)	(603,994)
Class D Shares	(3,702,440)	(6,711,467)
Class I Shares	(4,241,837)	(7,573,029)
Class L Shares	(36,990)	(79,158)
Class N Shares	(658,817)	(896,195)
Class R Shares	—	(165,685)
Class S Shares	(239,767)	(988,620)
Class T Shares	(5,356,137)	(12,297,482)
Total Dividends from Net Investment Income	(14,276,114)	(29,315,630)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(8,850,524)	(11,298,358)
Class C Shares	(7,034,225)	(7,257,291)
Class D Shares	(87,655,871)	(72,416,810)
Class I Shares	(98,330,563)	(82,455,730)
Class L Shares	(805,821)	(816,989)
Class N Shares	(11,725,567)	(8,237,489)
Class R Shares	(6,851,112)	(6,542,707)
Class S Shares	(21,574,429)	(17,376,666)
Class T Shares	(164,014,920)	(151,088,605)
Total Distributions from Net Realized Gain from Investment Transactions	(406,843,032)	(357,490,645)
Net Decrease from Dividends and Distributions to Shareholders	(421,119,146)	(386,806,275)
Capital Share Transactions:
Class A Shares	(17,197,706)	(37,575,095)
Class C Shares	(3,462,415)	(15,400,480)
Class D Shares	50,119,053	17,255,565
Class I Shares	33,110,610	(109,725,796)
Class L Shares	(286,070)	(1,698,643)
Class N Shares	(11,462,759)	4,957,942
Class R Shares	(1,909,144)	(6,281,709)
Class S Shares	21,719,439	17,383,876
Class T Shares	39,033,922	(204,710,123)
Net Increase/(Decrease) from Capital Share Transactions	109,664,930	(335,794,463)
Net Increase/(Decrease) in Net Assets	815,866	(80,737,469)
Net Assets:
Beginning of period	4,003,122,355	4,083,859,824
End of period	$4,003,938,221	$4,003,122,355

Undistributed Net Investment Income/(Loss)	$912,460	$1,445,524

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$17.60	$16.56	$19.87		$25.00	$23.96	$20.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.11(1)	0.19(1)		0.18(1)	0.26(1)	0.28
Net realized and unrealized gain/(loss)	1.37	2.59	0.29		(0.07)	4.14	3.66
Total from Investment Operations	1.41	2.70	0.48		0.11	4.40	3.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.08)	(0.20)		(0.48)	(0.29)	(0.13)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)		(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.90)	(1.66)	(3.79)		(5.24)	(3.36)	(0.91)
Net Asset Value, End of Period	$17.11	$17.60	$16.56		$19.87	$25.00	$23.96
Total Return*	8.05%	16.76%	4.05%		0.11%	19.72%	19.33%
Net Assets, End of Period (in thousands)	$86,321	$105,784	$135,181		$217,358	$476,695	$896,589
Average Net Assets for the Period (in thousands)	$91,408	$122,128	$163,545		$313,048	$729,640	$996,195
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	0.94%	0.82%		0.84%	0.93%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	0.93%	0.82%		0.84%	0.93%	0.95%
Ratio of Net Investment Income/(Loss)	0.44%	0.61%	1.06%		0.79%	1.06%	0.98%
Portfolio Turnover Rate	21%	53%	65%		49%	51%	60%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.26	$16.28	$19.55	$24.66	$23.65	$20.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	—(1)(2)	0.13(1)	0.02(1)	0.08(1)	0.03
Net realized and unrealized gain/(loss)	1.33	2.56	0.29	(0.07)	4.08	3.70
Total from Investment Operations	1.32	2.56	0.42	(0.05)	4.16	3.73
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.10)	(0.30)	(0.08)	(0.04)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.89)	(1.58)	(3.69)	(5.06)	(3.15)	(0.82)
Net Asset Value, End of Period	$16.69	$17.26	$16.28	$19.55	$24.66	$23.65
Total Return*	7.69%	16.12%	3.70%	(0.62)%	18.83%	18.45%
Net Assets, End of Period (in thousands)	$68,147	$73,433	$83,844	$115,667	$160,595	$189,096
Average Net Assets for the Period (in thousands)	$70,713	$81,619	$94,474	$140,888	$177,414	$203,923
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.51%	1.11%	1.54%	1.70%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.51%	1.11%	1.54%	1.68%	1.71%
Ratio of Net Investment Income/(Loss)	(0.15)%	0.03%	0.78%	0.07%	0.35%	0.24%
Portfolio Turnover Rate	21%	53%	65%	49%	51%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.37	$16.37	$19.71	$25.04	$24.03	$20.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.15(1)	0.23(1)	0.22(1)	0.34(1)	0.30
Net realized and unrealized gain/(loss)	1.35	2.58	0.30	(0.05)	4.13	3.72
Total from Investment Operations	1.42	2.73	0.53	0.17	4.47	4.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.15)	(0.28)	(0.74)	(0.39)	(0.17)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.97)	(1.73)	(3.87)	(5.50)	(3.46)	(0.95)
Net Asset Value, End of Period	$16.82	$17.37	$16.37	$19.71	$25.04	$24.03
Total Return*	8.22%	17.12%	4.39%	0.37%	20.00%	19.72%
Net Assets, End of Period (in thousands)	$867,196	$841,565	$774,433	$827,954	$939,775	$869,066
Average Net Assets for the Period (in thousands)	$847,145	$822,828	$767,190	$894,102	$905,095	$840,920
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.62%	0.53%	0.58%	0.65%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.62%	0.53%	0.58%	0.65%	0.68%
Ratio of Net Investment Income/(Loss)	0.77%	0.90%	1.36%	1.01%	1.39%	1.27%
Portfolio Turnover Rate	21%	53%	65%	49%	51%	60%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.40	$16.39	$19.72	$25.04	$24.02	$20.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.16(1)	0.24(1)	0.25(1)	0.34(1)	0.34
Net realized and unrealized gain/(loss)	1.34	2.58	0.29	(0.07)	4.15	3.68
Total from Investment Operations	1.41	2.74	0.53	0.18	4.49	4.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.15)	(0.27)	(0.74)	(0.40)	(0.17)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.97)	(1.73)	(3.86)	(5.50)	(3.47)	(0.95)
Net Asset Value, End of Period	$16.84	$17.40	$16.39	$19.72	$25.04	$24.02
Total Return*	8.16%	17.16%	4.40%	0.40%	20.07%	19.71%
Net Assets, End of Period (in thousands)	$969,587	$963,098	$1,009,681	$1,407,953	$2,290,695	$3,033,537
Average Net Assets for the Period (in thousands)	$962,964	$970,761	$1,070,715	$1,967,896	$2,674,830	$3,245,850
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.61%	0.51%	0.57%	0.63%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.61%	0.51%	0.57%	0.63%	0.63%
Ratio of Net Investment Income/(Loss)	0.78%	0.92%	1.37%	1.10%	1.39%	1.32%
Portfolio Turnover Rate	21%	53%	65%	49%	51%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.82	$16.69	$19.99	$25.31	$24.26	$21.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.17(1)	0.24(1)	0.22(1)	0.34(1)	2.82
Net realized and unrealized gain/(loss)	1.39	2.69(2)	0.31	(0.08)	4.18	1.25
Total from Investment Operations	1.46	2.86	0.55	0.14	4.52	4.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.15)	(0.26)	(0.70)	(0.40)	(0.15)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.98)	(1.73)	(3.85)	(5.46)	(3.47)	(0.93)
Net Asset Value, End of Period	$17.30	$17.82	$16.69	$19.99	$25.31	$24.26
Total Return*	8.22%	17.62%(2)	4.41%	0.25%	20.02%	19.77%
Net Assets, End of Period (in thousands)	$8,051	$8,534	$9,630	$12,608	$22,872	$24,332
Average Net Assets for the Period (in thousands)	$8,269	$9,323	$10,732	$17,713	$24,042	$29,252
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.72%	0.63%	0.69%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.57%(2)	0.53%	0.69%	0.68%	0.60%
Ratio of Net Investment Income/(Loss)	0.81%	0.97%	1.36%	0.96%	1.36%	1.38%
Portfolio Turnover Rate	21%	53%	65%	49%	51%	60%

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.34	$16.35	$19.69	$25.05	$24.03	$20.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.17(1)	0.25(1)	0.26(1)	0.38(1)	0.31
Net realized and unrealized gain/(loss)	1.35	2.57	0.31	(0.06)	4.14	3.74
Total from Investment Operations	1.43	2.74	0.56	0.20	4.52	4.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.17)	(0.31)	(0.80)	(0.43)	(0.19)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(2.00)	(1.75)	(3.90)	(5.56)	(3.50)	(0.97)
Net Asset Value, End of Period	$16.77	$17.34	$16.35	$19.69	$25.05	$24.03
Total Return*	8.27%	17.25%	4.60%	0.51%	20.25%	19.89%
Net Assets, End of Period (in thousands)	$104,728	$119,228	$109,571	$281,522	$398,115	$222,244
Average Net Assets for the Period (in thousands)	$110,140	$95,327	$142,854	$348,342	$306,197	$129,631
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.48%	0.38%	0.43%	0.49%	0.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.48%	0.38%	0.43%	0.49%	0.52%
Ratio of Net Investment Income/(Loss)	0.89%	0.99%	1.43%	1.17%	1.57%	1.44%
Portfolio Turnover Rate	21%	53%	65%	49%	51%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  The Net realized and unrealized gain/(loss) per share included an out of period adjustment posted during the year. The impact of the out of period adjustment increased the per share amount by $0.07. The impact of the out of period adjustment to the Total Return was 0.46%.

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.38	$16.38	$19.68	$24.86	$23.83	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.05(1)	0.13(1)	0.09(1)	0.19(1)	0.16
Net realized and unrealized gain/(loss)	1.34	2.57	0.31	(0.06)	4.11	3.69
Total from Investment Operations	1.36	2.62	0.44	0.03	4.30	3.85
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	(0.15)	(0.45)	(0.20)	(0.10)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.89)	(1.62)	(3.74)	(5.21)	(3.27)	(0.88)
Net Asset Value, End of Period	$16.85	$17.38	$16.38	$19.68	$24.86	$23.83
Total Return*	7.87%	16.40%	3.80%	(0.26)%	19.35%	18.97%
Net Assets, End of Period (in thousands)	$67,721	$71,118	$72,868	$89,478	$127,464	$163,302
Average Net Assets for the Period (in thousands)	$70,742	$74,119	$76,746	$106,006	$143,754	$162,747
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.22%	1.12%	1.19%	1.25%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.22%	1.12%	1.19%	1.25%	1.26%
Ratio of Net Investment Income/(Loss)	0.18%	0.31%	0.77%	0.43%	0.77%	0.69%
Portfolio Turnover Rate	21%	53%	65%	49%	51%	60%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.56	$16.54	$19.84	$24.98	$23.91	$20.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.10(1)	0.18(1)	0.15(1)	0.25(1)	0.23
Net realized and unrealized gain/(loss)	1.36	2.59	0.31	(0.07)	4.13	3.69
Total from Investment Operations	1.40	2.69	0.49	0.08	4.38	3.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.09)	(0.20)	(0.46)	(0.24)	(0.13)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.91)	(1.67)	(3.79)	(5.22)	(3.31)	(0.91)
Net Asset Value, End of Period	$17.05	$17.56	$16.54	$19.84	$24.98	$23.91
Total Return*	8.02%	16.69%	4.07%	(0.01)%	19.65%	19.27%
Net Assets, End of Period (in thousands)	$216,705	$200,812	$171,632	$198,232	$387,978	$709,171
Average Net Assets for the Period (in thousands)	$206,664	$196,518	$173,783	$269,177	$536,193	$770,990
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	0.98%	0.87%	0.94%	0.99%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	0.97%	0.86%	0.94%	0.99%	1.01%
Ratio of Net Investment Income/(Loss)	0.42%	0.56%	1.03%	0.68%	1.00%	0.93%
Portfolio Turnover Rate	21%	53%	65%	49%	51%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.45	$16.44	$19.76	$25.05	$24.01	$20.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.14(1)	0.22(1)	0.21(1)	0.32(1)	0.32
Net realized and unrealized gain/(loss)	1.35	2.58	0.31	(0.06)	4.14	3.67
Total from Investment Operations	1.41	2.72	0.53	0.15	4.46	3.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.13)	(0.26)	(0.68)	(0.35)	(0.16)
Distributions (from capital gains)	(1.89)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total Dividends and Distributions	(1.95)	(1.71)	(3.85)	(5.44)	(3.42)	(0.94)
Net Asset Value, End of Period	$16.91	$17.45	$16.44	$19.76	$25.05	$24.01
Total Return*	8.14%	17.00%	4.33%	0.26%	19.96%	19.56%
Net Assets, End of Period (in thousands)	$1,615,482	$1,619,550	$1,717,020	$2,414,536	$3,996,592	$5,584,059
Average Net Assets for the Period (in thousands)	$1,619,813	$1,709,661	$1,917,279	$3,167,714	$4,815,160	$6,004,535
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.72%	0.62%	0.69%	0.74%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.71%	0.59%	0.69%	0.73%	0.76%
Ratio of Net Investment Income/(Loss)	0.67%	0.82%	1.29%	0.94%	1.29%	1.19%
Portfolio Turnover Rate	21%	53%	65%	49%	51%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain

Janus Investment Fund	23

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be

24	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

Janus Investment Fund	25

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

26	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Janus Investment Fund	27

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$62,300,000	$—	$(62,300,000)	$—
Royal Bank of Canada, NY Branch	70,000,000	—	(70,000,000)	—

Total	$132,300,000	$—	$(132,300,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus

28	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

any Performance Adjustment. For the period ended December 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.59%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	29

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

30	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $8,008.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $4,291.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2017, the Fund engaged in cross trades amounting to $7,082,259 in purchases and  $6,258,782 in sales, resulting in a net realized loss of $449,604. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	31

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,127,766,320	$894,069,963	$(13,046,449)	$ 881,023,514

32	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	693,946	$ 12,458,884	1,189,219	$ 20,586,744
Reinvested dividends and distributions	359,800	6,130,989	551,185	9,309,509
Shares repurchased	(2,017,402)	(35,787,579)	(3,893,422)	(67,471,348)
Net Increase/(Decrease)	(963,656)	$(17,197,706)	(2,153,018)	$ (37,575,095)
Class C Shares:
Shares sold	163,275	$ 2,830,093	597,813	$ 10,181,756
Reinvested dividends and distributions	377,614	6,275,937	359,554	5,968,600
Shares repurchased	(712,017)	(12,568,445)	(1,852,672)	(31,550,836)
Net Increase/(Decrease)	(171,128)	$ (3,462,415)	(895,305)	$ (15,400,480)
Class D Shares:
Shares sold	611,457	$ 10,895,688	1,811,619	$ 31,016,773
Reinvested dividends and distributions	5,325,567	89,203,253	4,637,765	77,172,403
Shares repurchased	(2,810,866)	(49,979,888)	(5,311,514)	(90,933,611)
Net Increase/(Decrease)	3,126,158	$ 50,119,053	1,137,870	$ 17,255,565
Class I Shares:
Shares sold	4,009,705	$ 70,786,245	10,189,127	$ 174,764,469
Reinvested dividends and distributions	5,785,097	97,016,077	5,123,118	85,351,149
Shares repurchased	(7,583,369)	(134,691,712)	(21,557,536)	(369,841,414)
Net Increase/(Decrease)	2,211,433	$ 33,110,610	(6,245,291)	$(109,725,796)
Class L Shares:
Shares sold	428	$ 7,554	5,297	$ 130,585
Reinvested dividends and distributions	48,044	827,793	51,433	877,445
Shares repurchased	(61,937)	(1,121,417)	(154,927)	(2,706,673)
Net Increase/(Decrease)	(13,465)	$ (286,070)	(98,197)	$ (1,698,643)
Class N Shares:
Shares sold	1,836,221	$ 32,280,247	3,215,330	$ 55,631,054
Reinvested dividends and distributions	741,551	12,383,901	549,857	9,127,634
Shares repurchased	(3,207,860)	(56,126,907)	(3,593,600)	(59,800,746)
Net Increase/(Decrease)	(630,088)	$(11,462,759)	171,587	$ 4,957,942
Class R Shares:
Shares sold	289,541	$ 5,097,043	1,009,386	$ 17,329,426
Reinvested dividends and distributions	367,212	6,161,813	366,787	6,125,337
Shares repurchased	(729,181)	(13,168,000)	(1,733,931)	(29,736,472)
Net Increase/(Decrease)	(72,428)	$ (1,909,144)	(357,758)	$ (6,281,709)
Class S Shares:
Shares sold	2,246,492	$ 40,478,365	5,383,575	$ 92,926,562
Reinvested dividends and distributions	1,284,075	21,803,588	1,089,664	18,360,836
Shares repurchased	(2,252,887)	(40,562,514)	(5,417,286)	(93,903,522)
Net Increase/(Decrease)	1,277,680	$ 21,719,439	1,055,953	$ 17,383,876
Class T Shares:
Shares sold	3,457,470	$ 61,488,047	6,546,972	$ 112,367,435
Reinvested dividends and distributions	9,935,808	167,318,999	9,642,502	161,222,632
Shares repurchased	(10,665,756)	(189,773,124)	(27,844,883)	(478,300,190)
Net Increase/(Decrease)	2,727,522	$ 39,033,922	(11,655,409)	$(204,710,123)

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Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$791,259,242	$1,051,720,970	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

48	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

50	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Mid Cap Value Fund

Notes

NotesPage1

52	DECEMBER 31, 2017

Janus Henderson Mid Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93032 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Money Market Fund

Janus Investment Fund

Janus Henderson Money Market Fund

Janus Henderson Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended December 31, 2017		Class D Shares(1)
Class D Shares(1)		With Reimbursement	0.99%
Fiscal Year-to-Date	0.33%	Without Reimbursement	0.99%
1 Year	0.48%	Class T Shares
5 Year	0.10%	With Reimbursement	0.97%
10 Year	0.27%	Without Reimbursement	0.97%
Since Inception (February 14, 1995)	2.29%	Expense Ratios
Class T Shares		Per the October 27, 2017 prospectuses
Fiscal Year-to-Date	0.32%	Class D Shares(1)
1 Year	0.34%	Total Annual Fund Operating Expenses	0.67%
5 Year	0.07%	Class T Shares
10 Year	0.25%	Total Annual Fund Operating Expenses	0.68%
Since Inception (February 14, 1995)	2.28%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

Effective 7/3/17, David Spilsted and Garrett Strum are Co-Portfolio Managers of the Fund.

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class D Shares	$1,000.00	$1,003.30	$2.88	$1,000.00	$1,022.33	$2.91	0.57%
Class T Shares	$1,000.00	$1,003.20	$2.98	$1,000.00	$1,022.23	$3.01	0.59%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

December 31, 2017

Principal Amounts		Value
Certificates of Deposit – 28.6%
Bank of Montreal/Chicago IL, 1.3800%, 1/16/18	$7,600,000	$7,600,000
Bank of Montreal/Chicago IL, 1.4700%, 2/15/18	35,000,000	35,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd/New York NY, 1.3000%, 1/5/18	40,000,000	40,000,000
Mizuho Bank Ltd/NY, 1.4700%, 1/17/18	20,000,000	20,000,000
Mizuho Bank Ltd/NY, 1.5600%, 2/1/18	20,000,000	20,000,000
Sumitomo Mitsui Banking Corp/New York, 1.5100%, 1/29/18	40,000,000	40,000,000
Toronto-Dominion Bank/NY, 1.2800%, 1/22/18	20,000,000	20,000,000
Toronto-Dominion Bank/NY, 1.3800%, 1/30/18	20,000,000	20,000,000
Wells Fargo Bank NA, 1.5500%, 3/6/18	18,000,000	18,000,000
Wells Fargo Bank NA, 1.5200%, 5/2/18	25,000,000	25,000,000
Total Certificates of Deposit (cost $245,600,000)		245,600,000
Commercial Paper – 25.9%
Atlantic Asset Securitization LLC, 1.5275%, 1/4/18	9,300,000	9,299,199
Australia & New Zealand Banking Group Ltd, 1.3886%, 1/4/18 (Section 4(2))	36,600,000	36,597,414
JP Morgan Securities LLC, 1.7006%, 3/23/18	15,000,000	14,950,930
JP Morgan Securities LLC, 1.7089%, 4/17/18	25,000,000	24,889,056
Manhattan Asset Funding, 1.5991%, 1/19/18 (Section 4(2))	20,000,000	19,985,734
Manhattan Asset Funding Co LLC, 1.5576%, 1/12/18 (Section 4(2))	22,000,000	21,991,623
Svenska Handelsbanken AB, 1.4575%, 2/9/18 (Section 4(2))	7,400,000	7,389,754
Svenska Handelsbanken AB, 1.4733%, 2/20/18 (Section 4(2))	25,000,000	24,952,321
Swedbank AB, 1.4140%, 2/1/18	22,000,000	21,977,254
Victory Receivables Corp, 1.5223%, 1/3/18	20,000,000	19,999,183
Victory Receivables Corp, 1.5275%, 1/4/18 (Section 4(2))	20,000,000	19,998,410
Total Commercial Paper (cost $222,030,878)		222,030,878
U.S. Government Agency Notes – 2.1%
Federal Home Loan Bank Discount Notes:
1.0620%, 1/3/18	10,000,000	9,999,707
1.3100%, 2/16/18	8,000,000	7,986,995
Total U.S. Government Agency Notes (cost $17,986,702)		17,986,702
Variable Rate Demand Agency Notes‡ – 22.9%
Breckenridge Terrace LLC, 1.6600%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 1.6600%, 5/2/39	4,000,000	4,000,000
California Infrastructure & Economic Development Bank, 1.7000%, 7/1/33	800,000	800,000
County of Eagle CO, 1.6600%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 1.6600%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority, 1.5600%, 8/1/28	3,750,000	3,750,000
Harry M Rubin 2014 Insurance Trust, 1.5600%, 10/1/34	6,460,000	6,460,000
Hawkes 0-Side I LLC, 1.6500%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 1.5600%, 7/1/26	3,790,000	3,790,000
Kaneville Road Joint Venture Inc, 1.5600%, 11/1/32	4,670,000	4,670,000
Lavonia O Frick Family Trust, 1.5600%, 8/1/28	3,950,000	3,950,000
Lush Properties LLC, 1.5600%, 11/1/33	5,395,000	5,395,000
Lynette J Keane Insurance Trust 2010, 1.5600%, 10/3/33	8,870,000	8,870,000
Lynette Kerrane-Darragh Children's Trust, 1.5600%, 9/1/30	4,935,000	4,935,000
Mesivta Yeshiva Rabbi Chaim Berlin, 1.5637%, 11/1/35	3,910,000	3,910,000
Michael Dennis Sullivan Irrevocable Trust, 1.5600%, 2/1/35	11,375,000	11,375,000
Mississippi Business Finance Corp, 1.6500%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp, 1.6500%, 12/1/35	5,545,000	5,545,000
Phenix City Downtown Redevelopment Authority, 1.5600%, 2/1/33	4,395,000	4,395,000
Phoenix Realty Special Account-U LP, 1.6500%, 4/1/20	1,675,000	1,675,000
RDR Investment Co LLC, 1.6100%, 11/1/19	330,000	330,000
SSAB AB, 1.5600%, 4/1/34	30,000,000	30,000,000
SSAB AB, 1.5600%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC, 1.5600%, 5/1/46	13,875,000	13,875,000
Tenderfoot Seasonal Housing LLC, 1.6600%, 7/2/35	5,700,000	5,700,000
Tift County Development Authority, 1.5200%, 2/1/18	2,600,000	2,600,000
University of Illinois, 1.5100%, 4/1/44	7,415,000	7,415,000
Total Variable Rate Demand Agency Notes (cost $196,820,000)		196,820,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

December 31, 2017

Principal Amounts		Value
Repurchase Agreements(a) – 20.5%
Goldman Sachs & Co., 1.3000%, dated 12/29/17, maturing 1/2/18 to be repurchased at $100,014,444 collateralized by $97,539,358 in U.S. Government Agencies 1.9000% - 6.0000%, 4/1/26 - 11/1/47 with a value of $102,000,000	$100,000,000	$100,000,000
Undivided interest of 38.0% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,030,000) with HSBC Securities (USA), Inc., 1.3500%, dated 12/29/17, maturing 1/2/18 to be repurchased at $75,911,385 collateralized by $205,540,500 in U.S. Treasuries 2.1250% - 2.2500%, 9/30/24 - 2/15/27 with a value of $204,004,763	75,900,000	75,900,000
Total Repurchase Agreements (cost $175,900,000)		175,900,000
Total Investments (total cost $858,337,580) – 100.0%		858,337,580
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(341,694)
Net Assets – 100%		$857,995,886

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2017.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Certificates of Deposit	$-	$245,600,000	$-
Commercial Paper	-	222,030,878	-
U.S. Government Agency Notes	-	17,986,702	-
Variable Rate Demand Agency Notes	-	196,820,000	-
Repurchase Agreements	-	175,900,000	-
Total Assets	$-	$858,337,580	$-

Janus Investment Fund	5

Janus Henderson Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Assets:
Investments, at value(1)	$682,437,580
Repurchase agreements, at value(2)	175,900,000
Cash	233,004
Non-interested Trustees' deferred compensation	16,401
Receivables:
Fund shares sold	1,661,899
Interest	767,778
Total Assets	861,016,662
Liabilities:
Payables:	—
Fund shares repurchased	2,558,208
Administration services fees	347,977
Advisory fees	75,593
Non-interested Trustees' deferred compensation fees	16,401
Professional fees	13,605
Non-interested Trustees' fees and expenses	6,384
Dividends	2,254
Accrued expenses and other payables	354
Total Liabilities	3,020,776
Net Assets	$857,995,886
Net Assets Consist of:
Capital (par value and paid-in surplus)	$858,008,238
Undistributed net investment income/(loss)	(16,974)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,622
Total Net Assets	$857,995,886
Net Assets - Class D Shares	$843,835,233
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	843,858,905
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$14,160,653
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,168,908
Net Asset Value Per Share	$1.00

(1) Includes cost of $682,437,580. (2) Includes cost of repurchase agreements of $175,900,000.

See Notes to Financial Statements.

6	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Interest	$5,382,166
Other income	1,400
Total Investment Income	5,383,566
Expenses:
Advisory fees	874,207
Administration services fees:
Class D Shares	1,977,171
Class T Shares	34,960
Professional fees	25,347
Non-interested Trustees’ fees and expenses	14,257
Total Expenses	2,925,942
Less: Excess Expense Reimbursement and Waivers	(437,103)
Net Expenses	2,488,839
Net Investment Income/(Loss)	2,894,727
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,894,727

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$2,894,727	$1,388,274
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,894,727	1,388,274
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(2,847,927)	(1,382,976)
Class T Shares	(46,800)	(5,294)
Net Decrease from Dividends and Distributions to Shareholders	(2,894,727)	(1,388,270)
Capital Share Transactions:
Class D Shares	(21,882,358)	(65,514,181)
Class T Shares	397,975	(171,488,905)
Net Increase/(Decrease) from Capital Share Transactions	(21,484,383)	(237,003,086)
Net Increase/(Decrease) in Net Assets	(21,484,383)	(237,003,082)
Net Assets:
Beginning of period	879,480,269	1,116,483,351
End of period	$857,995,886	$879,480,269

Undistributed Net Investment Income/(Loss)	$(16,974)	$(16,974)

See Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)		—(1)(2)	—(1)(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)		—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—		—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	—		—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	—	—	—		—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return*	0.33%	0.16%	0.00%		0.00%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$843,835	$865,718	$931,232		$923,390	$993,554	$1,077,369
Average Net Assets for the Period (in thousands)	$857,580	$907,340	$944,865		$956,166	$1,046,368	$1,070,220
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.67%		0.67%	0.66%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.32%		0.13%	0.10%	0.17%
Ratio of Net Investment Income/(Loss)	0.66%	0.15%	0.00%(3)		0.00%(3)	0.00%(3)	0.00%(3)
				1

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)	—(1)(2)	—(1)(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	—	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.32%	0.02%	0.00%	0.00%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$14,161	$13,763	$185,252	$227,769	$226,888	$190,249
Average Net Assets for the Period (in thousands)	$14,527	$56,389	$212,004	$216,721	$210,433	$178,310
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.68%	0.68%	0.69%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.56%	0.32%	0.13%	0.10%	0.17%
Ratio of Net Investment Income/(Loss)	0.64%	0.01%	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

10	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Janus Investment Fund	11

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

12	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	13

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co.	$100,000,000	$—	$(100,000,000)	$—
HSBC Securities (USA), Inc.	75,900,000	—	(75,900,000)	—

Total	$175,900,000	$—	$(175,900,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

14	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

5. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	187,342,272	$187,342,272	441,769,832	$ 441,769,832
Reinvested dividends and distributions	2,814,231	2,814,231	1,362,178	1,362,178
Shares repurchased	(212,038,861)	(212,038,861)	(508,646,191)	(508,646,191)
Net Increase/(Decrease)	(21,882,358)	$ (21,882,358)	(65,514,181)	$ (65,514,181)
Class T Shares:
Shares sold	12,307,218	$ 12,307,218	33,358,573	$ 33,358,573
Reinvested dividends and distributions	45,916	45,916	3,697	3,697
Shares repurchased	(11,955,159)	(11,955,159)	(204,851,175)	(204,851,175)
Net Increase/(Decrease)	397,975	$ 397,975	(171,488,905)	$(171,488,905)

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

Janus Investment Fund	15

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

16	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525- 3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Janus Investment Fund	17

Janus Henderson Money Market Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

18	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the

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Janus Henderson Money Market Fund

Additional Information (unaudited)

12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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Janus Henderson Money Market Fund

Additional Information (unaudited)

the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson Money Market Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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Janus Henderson Money Market Fund

Additional Information (unaudited)

also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

28	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

Janus Investment Fund	29

Janus Henderson Money Market Fund

Additional Information (unaudited)

Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

30	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

Janus Investment Fund	31

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32	DECEMBER 31, 2017

Janus Henderson Money Market Fund

Notes

NotesPage1

Janus Investment Fund	33

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93027 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

Janus Henderson Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

This dynamic, multi-sector income fund seeks high, consistent income with lower volatility than a dedicated high yield strategy. Our approach leverages a bottom-up, fundamentally driven process that focuses on identifying the best risk-adjusted opportunities across fixed income sectors.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2017, the Janus Henderson Multi-Sector Income Fund Class I Shares returned 2.94%, compared with 1.24% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Corporate credit rallied over the last six months. The period started off relatively tranquil, with generally solid corporate earnings and the economy humming along at its slow but steady pace. Spreads gradually compressed. In August, the Trump administration’s general lack of reform progress and escalating tensions between the U.S. and North Korea brought on brief hesitation. Greater-than-expected supply caused another pullback in November. Overall, however, positive earnings data, strengthening fundamentals and an upward trajectory in global growth supported corporate credit. Late in the period, the passage of tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped spreads on both investment grade and high yield tighten further.

Investors agreed that the Federal Reserve’s (Fed) measured pace to monetary policy normalization would continue under Jerome Powell, the nominee for the next Fed chairman. At its December meeting, the Fed took another step along the normalization path and raised its benchmark rate for the third time in 2017. It also began normalizing its balance sheet late in the period. The Treasury curve flattened. Fed-driven volatility pushed shorter-dated yields higher and the yield on the 30-year bond fell amid investors’ reach for yield. The yield on the 5-year note closed December at 2.21%, up from 1.89% at the end of June. The 10-year yield ended the period at 2.41%, compared with 2.30%.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the six-month period.

The Fund ended December with approximately 79% of assets allocated to “plus sectors.” This allocation includes high-yield corporate credit, commercial mortgage-backed securities, asset-backed securities (ABS) and bank loans. These sectors support our goal of generating greater monthly income than the benchmark. Our out-of-index allocation to high-yield corporate credit was the primary driver of outperformance, due to strong security selection and spread carry (a measure of excess income generated by the Fund’s holdings). Our allocations to both CMBS and ABS further bolstered relative results. We emphasize shorter-dated positions with steady cash flows, and our ability to out-carry the index proved beneficial. Economic momentum, personal tax reform and the strength of consumer balance sheets gives us continued confidence in the consumer and led us to deploy capital to consumer-driven ABS stories over the period. Within both ABS and CMBS, we invest only when we hold a constructive fundamental view on the underlying assets.

“Core sectors,” including Treasurys, investment-grade corporate credit and mortgage-backed securities (MBS), are utilized to dampen the volatility of our plus sector positioning. Our limited exposure to Treasury securities proved beneficial as yields rose across much of the Treasury curve. With the rally in the 30-year, our exposure to the long end of the curve further supported results. Our investment-grade corporate credit allocation detracted from relative performance. The asset class performance well over the period, and our underweight allocation weighed on results. Additionally, we continue to emphasize shorter- and intermediate-dated securities in which we believe we have insight into the issuer’s ability to pay down debt. Our limited exposure to the duration of long corporate credit held back returns, while many benchmark constituents benefited from the rally in 30-

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

year Treasury yields. In the generally risk-on environment, our cash balance also detracted from relative results. Cash is not used as a strategy within the Fund, but is a residual of our bottom-up, fundamental investment process.

At the credit sector level, metals and mining led relative contributors. Improved global growth and a rebound in commodity prices supported the sector’s performance and our overweight allocation aided results. Security selection in restaurants and pharmaceuticals was also beneficial. Outperformance in restaurants was largely due to our position in Golden Nugget, a subsidiary of Landry’s Inc. Negative sentiment surrounded the dining, hospitality and gaming company after owner Tilman Fertitta utilized the company’s capital structure to purchase the Houston Rockets early in the period. The landfall of back-to-back hurricanes in the U.S. which impacted areas the company is significantly exposed to further weighed on sentiment. We took advantage of the dislocation and added to our position. Our overweight exposure supported relative performance, as the company’s fundamentals have since been strong, aided by solid same-store sales. A new hotel tower at its Lake Charles resort also helped drive gaming revenues higher.

Exposure to Impax Laboratories also aided outperformance. The specialty pharmaceutical company announced plans to merge with Amneal Pharmaceuticals during the period. Through coordination with our equity analysts, we anticipate Impax to tender for its outstanding convertible bond, in order to successfully execute the deal. We took advantage of volatility around the deal announcement to buy the security, which proved beneficial as the bonds went to par following our purchase.

Relative sector detractors included wireline communications, retailers and supermarkets. Security selection weighed on relative performance in all three sectors. Additionally, traditional retailers and supermarkets continued to struggle amid consumers’ preference for the convenience of online shopping. Amazon’s entrance into the grocery space, via its acquisition of Whole Foods, created further noise for supermarkets over the period. Our position in Staples was also negatively impacted by the perception that Amazon would infringe on market share. However, we believe this is largely a result of investors misclassifying the issuer as a traditional retailer, due to the legacy name. Staples was acquired by Sycamore Partners during the period, and the new owner split the legacy retail businesses from Staples’ North American delivery and e-commerce segments. Staples is now primarily a business services and logistics company, with a high-quality, long-standing corporate customer base. We appreciate the company’s commanding market share as well as the less capital intensive business model and its strong free-cash-flow profile.

Constellium, a producer of aluminum semi-products for the aerospace, packaging and automotive end-markets, was another top individual detractor. We appreciate the stability of the company’s packaging sheet business, which we view as a steady driver of cash flows. We are also optimistic for growth in the company’s auto-sheet business. Constellium is one of the few companies that supplies light-body aluminum sheets for the automobile industry. The company conducted an equity offering over the period, which we participated in. The deal was brought, in part, to restructure the company’s balance sheet and delever. We exited our small equity position before period end, and the timing of our transaction weighed on performance. We continue to own the company’s bonds, as we like the fundamental story and management’s follow-through on paying down debt.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We anticipate growth will remain firm and inflation subdued in 2018. The Fed will likely raise interest rates two to three times as a result. We expect range-bound but moderately higher Treasury yields and a flatter curve. The front end of the curve should rise as the Fed hikes, while a cautious Fed, investors’ demand for yield and growth without inflation should push long-term yields lower. However, we are mindful that a more aggressive than expected tightening path could present risks to corporate credit. With investment-grade spreads at their tightest levels since the financial crisis and dramatic spread tightening in the highest tier of high-yield issuers in recent months, spreads may not be wide enough to handle an aggressive push in rates by the Fed.

We are otherwise optimistic for corporate credit. Steady U.S. economic growth and continued strength in company earnings should be supportive of the asset class. Minimal defaults and a benign new issue calendar should also prove beneficial for high yield. However, spread tightening will likely be moderate, and carry the primary driver of returns. Given rich valuations and the asymmetric risk profile of credit investing, security avoidance will be

2	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund (unaudited)

critical. We intend to remain nimble, selling risk when we have the chance and capitalizing on dislocated valuations when opportunities arise.

Our analysts continue to seek out issuers with higher-quality business models and transformational balance sheet stories. We remain focused on issuers with consistent free cash flow that can generate excess carry versus the index. Our approach reflects our objective of delivering consistent income with lower volatility than a dedicated high-yield strategy.

Thank you for your investment in Janus Henderson Multi-Sector Income Fund.

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

December 31, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.71%	3.09%
Class A Shares MOP	2.58%	2.94%
Class C Shares**	1.88%	2.25%
Class D Shares	2.83%	3.22%
Class I Shares	2.95%	3.32%
Class N Shares	2.99%	3.37%
Class S Shares	2.48%	2.85%
Class T Shares	2.74%	3.11%
Weighted Average Maturity		7.6
Average Effective Duration***		4.0
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	11.9%
A	1.1%
BBB	13.4%
BB	20.8%
B	23.7%
CCC	5.6%
D	0.2%
Not Rated	21.5%
Other	1.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	46.0%
Asset-Backed/Commercial Mortgage-Backed Securities	28.0%
Bank Loans and Mezzanine Loans	11.3%
Mortgage-Backed Securities	6.9%
United States Treasury Notes/Bonds	5.5%
Investment Companies	3.3%
Preferred Stocks	1.1%
Common Stocks	0.0%
Other	(2.1)%
100.0%

4	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017				per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	2.91%	6.52%	4.63%	1.20%	0.94%
Class A Shares at MOP	-1.98%	1.42%	3.31%
Class C Shares at NAV	2.41%	5.72%	3.88%	1.95%	1.68%
Class C Shares at CDSC	1.41%	4.72%	3.88%
Class D Shares(1)	2.89%	6.69%	4.78%	1.07%	0.79%
Class I Shares	2.94%	6.70%	4.90%	0.94%	0.67%
Class N Shares	2.97%	6.85%	4.95%	0.91%	0.64%
Class S Shares	2.77%	6.46%	4.56%	1.40%	1.14%
Class T Shares	2.84%	6.60%	4.69%	1.15%	0.89%
Bloomberg Barclays U.S. Aggregate Bond Index	1.24%	3.54%	2.76%
Morningstar Quartile - Class I Shares	-	2nd	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	-	121/335	28/257

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions..

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

(1) Closed to certain new investors.

6	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,029.10	$5.01	$1,000.00	$1,020.27	$4.99	0.98%
Class C Shares	$1,000.00	$1,024.10	$9.08	$1,000.00	$1,016.23	$9.05	1.78%
Class D Shares	$1,000.00	$1,028.90	$4.30	$1,000.00	$1,020.97	$4.28	0.84%
Class I Shares	$1,000.00	$1,029.40	$3.79	$1,000.00	$1,021.48	$3.77	0.74%
Class N Shares	$1,000.00	$1,029.70	$3.53	$1,000.00	$1,021.73	$3.52	0.69%
Class S Shares	$1,000.00	$1,027.70	$5.42	$1,000.00	$1,019.86	$5.40	1.06%
Class T Shares	$1,000.00	$1,028.40	$4.75	$1,000.00	$1,020.52	$4.74	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 28.0%
A10 Term Asset Financing 2017-1 LLC, 4.7000%, 3/15/36 (144A)	$600,000	$596,331
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	65,000	66,044
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	1,609,965	1,566,294
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 6.9770%, 12/15/31 (144A)	716,520	681,303
BBCCRE Trust 2015-GTP, 4.5626%, 8/10/33 (144A)‡	200,000	170,499
BHMS 2014-ATLS Mortgage Trust, 5.9141%, 7/5/33 (144A)‡	210,000	213,384
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	2,115,000	2,053,545
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	842,452	825,603
CCRESG Commercial Mortgage Trust 2016-HEAT, 5.4883%, 4/10/29 (144A)‡	250,000	251,120
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 3.2500%, 4.7270%, 7/15/30 (144A)	1,200,000	1,200,484
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	636,800	661,184
Commonbond Student Loan Trust, 5.2800%, 5/25/41 (144A)	750,000	761,413
Commonbond Student Loan Trust 2017-B-GS, 4.4400%, 9/25/42 (144A)	500,000	498,554
Conn Funding II LP, 5.1100%, 2/15/20 (144A)	1,000,000	1,003,137
Conn Funding II LP, 4.5200%, 11/15/20 (144A)	1,650,000	1,649,921
CSMC 2017-HD Trust,
ICE LIBOR USD 1 Month + 3.6500%, 5.1270%, 2/15/31 (144A)	500,000	500,622
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	510,720	521,792
ECAF I Ltd, 4.9470%, 6/15/40 (144A)	471,297	471,784
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	1,035,926	1,029,645
Ellington Financial Mortgage Trust 2017-1, 5.1780%, 10/25/47 (144A)‡	1,800,000	1,783,423
Exeter Automobile Receivables Trust 2017-3, 3.6800%, 7/17/23 (144A)	800,000	799,277
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.2500%, 6.8021%, 10/25/23	130,762	151,796
First Investors Auto Owner Trust, 4.9200%, 8/15/24 (144A)	1,000,000	995,405
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.7000%, 6.2521%, 4/25/28	250,000	295,312
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 4.0489%, 1/20/44¤	1,271,197	192,957
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 4.6592%, 10/16/55¤	1,732,115	358,539
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 7.4270%, 7/15/31 (144A)	1,773,000	1,778,063
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.8770%, 8/15/32 (144A)	448,000	449,406
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	1,829,036	1,694,170
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	901,420	818,334
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.6616%, 11/15/43 (144A)‡	300,000	300,772
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.6616%, 11/15/43 (144A)‡	109,000	112,568
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.8046%, 6/10/27 (144A)‡	1,034,000	980,616
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 4.5000%, 5.9770%, 7/15/36 (144A)	1,120,000	1,131,177
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	778,000	761,895
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	247,000	246,355
LB-UBS Commercial Mortgage Trust 2007-C7, 6.3948%, 9/15/45‡	730,603	733,682
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	654,000	649,849
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.6000%, 3.1521%, 11/25/50 (144A)§	2,102,000	2,102,000
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	470,000	466,486
MarketPlace Loan Trust 2015-LD1, 6.0000%, 12/15/21 (144A)	2,152,363	2,196,758
Marlette Funding Trust 2017-3, 4.0100%, 12/15/24 (144A)	1,000,000	1,005,774
Marlette Funding Trust 2017-3, 5.0300%, 12/15/24 (144A)	1,000,000	1,001,559

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Neuberger Berman CLO XVI-S Ltd,
ICE LIBOR USD 3 Month + 5.4000%, , 0%, 1/15/28(a) (144A)	$1,000,000		$1,000,000
OneMain Direct Auto Receivables Trust 2017-2, 4.7400%, 11/14/25 (144A)	1,000,000		997,552
Oportun Funding VI LLC, 3.9700%, 6/8/23 (144A)‡	600,000		591,161
Oportun Funding VII LLC, 5.2900%, 10/10/23 (144A)	1,000,000		993,525
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	573,000		573,569
Progress Residential 2017-SFR2 Trust, 4.8360%, 12/17/34 (144A)	1,000,000		996,325
PRPM 2017-3 LLC, 5.0000%, 11/25/22 (144A)‡	1,000,000		970,187
Seasoned Credit Risk Transfer Trust Series 2017-1, 4.7500%, 6/25/57 (144A)‡	1,000,000		984,966
S-Jets 2017-1 Ltd, 7.0210%, 8/15/42 (144A)	958,333		972,777
Sofi Consumer Loan Program 2017-6 LLC, 4.0200%, 11/25/26 (144A)	750,000		750,038
SoFi Professional Loan Program 2017-E LLC, 0%, 11/26/40[n] (144A)	25,000		1,517,750
SoFi Professional Loan Program 2017-F LLC, 0%, 1/25/41[n] (144A)	35,000		2,031,050
Sprite Cayman, 6.9000%, 12/15/37 (144A)	1,000,000		999,988
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.6270%, 11/15/27 (144A)	1,000,000		921,801
Tricon American Homes 2016-SFR1 Trust, 4.8780%, 11/17/33 (144A)	700,000		718,583
Upstart Securitization Trust 2017-2, 5.5900%, 3/20/25 (144A)	1,000,000		1,000,989
VB-S1 Issuer LLC, 6.9010%, 6/15/46 (144A)	500,000		512,940
VOLT LXIII LLC, 4.6250%, 10/25/47 (144A)Ç	1,000,000		995,229
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	596,644		608,601
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4830%, 12/15/43‡	4,812,719		4,839,285
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	1,403,603		1,321,085
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.9655%, 4/15/47‡	275,000		281,531
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 6.0255%, 4/15/47‡	500,000		509,175
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.0841%, 5/15/46‡	29,675		30,430
WILLIS ENGINE STRUCTURED TRUST III, 6.3600%, 8/15/42 (144A)Ç	985,000		968,311
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $61,624,405)			61,815,680
Bank Loans and Mezzanine Loans – 11.3%
Banking – 0.1%
Vantiv LLC, ICE LIBOR USD + 2.0000%, 3.4770%, 8/9/24	189,552		190,420
Vantiv LLC, ICE LIBOR USD + 2.0000%, 0%, 3/31/25(a)	53,448		53,671
			244,091
Basic Industry – 1.0%
Ashland LLC, ICE LIBOR USD + 2.0000%, 3.5735%, 5/17/24	92,535		92,959
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.6934%, 6/1/24	1,006,460		1,009,650
Blackhawk Mining LLC, ICE LIBOR USD + 9.5000%, 10.8900%, 2/17/22	601,648		513,807
New Arclin US Holding Corp, ICE LIBOR USD + 8.7500%, 10.4434%, 2/14/25	500,000		504,375
			2,120,791
Capital Goods – 1.0%
Anchor Glass Container Corp, ICE LIBOR USD + 7.7500%, 9.1819%, 12/7/24	500,000		504,165
Consolidated Container Co LLC, ICE LIBOR USD + 3.5000%, 5.0690%, 5/22/24	379,050		380,312
NCI Building Systems Inc, ICE LIBOR USD + 3.0000%, 4.3327%, 6/24/22	830,000		831,867
Ozark Holdings Inc, ICE LIBOR USD + 4.7500%, 7.2500%, 7/3/23	503,178		503,178
			2,219,522
Communications – 2.6%
Altice US Finance I Corp, ICE LIBOR USD + 2.2500%, 3.8190%, 7/28/25	714,609		711,186
Cable One Inc, ICE LIBOR USD + 2.2500%, 3.9500%, 5/1/24	995,000		997,487
Entravision Communications Corp, ICE LIBOR USD + 2.7500%, 4.3190%, 11/29/24	1,200,000		1,202,496
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.8607%, 1/17/24	47,679		47,781
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.8607%, 1/17/24	377,569		378,377
Sinclair Television Group Inc, ICE LIBOR USD + 2.5000%, 0%, 12/12/24(a)	1,697,000		1,693,827
Virgin Media SFA Finance Ltd, ICE LIBOR GBP + 3.2500%, 3.7412%, 11/15/27	550,000	GBP	738,357

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Communications – (continued)
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.5521%, 1/19/21	$58,558		$58,683
			5,828,194
Consumer Cyclical – 1.9%
Casablanca US Holdings Inc, ICE LIBOR USD + 9.0000%, 10.3801%, 3/31/25	783,000		794,745
CH Hold Corp, ICE LIBOR USD + 7.2500%, 8.8190%, 2/3/25	1,000,000		1,017,500
L1R HB Finance Ltd, ICE LIBOR GBP + 5.2500%, 5.7669%, 8/30/24	540,000	GBP	715,617
Weight Watchers International Inc,
ICE LIBOR USD + 4.7500%, 6.2300%, 11/29/24	1,750,000		1,757,297
			4,285,159
Consumer Non-Cyclical – 1.9%
CryoLife Inc, ICE LIBOR USD + 4.0000%, 5.3607%, 12/2/24	1,000,000		1,005,000
Diamond BC BV, ICE LIBOR USD + 3.0000%, 4.4228%, 9/6/24	256,000		256,154
Moran Foods LLC, ICE LIBOR USD + 6.0000%, 7.5690%, 12/5/23 (144A)	747,450		590,956
NVA Holdings Inc/United States, ICE LIBOR USD + 3.5000%, 5.1934%, 8/14/21	745,310		750,281
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.8200%, 5/24/24	64,675		64,872
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 3.6934%, 1/17/25	1,596,000		1,601,698
			4,268,961
Energy – 0.1%
Chesapeake Energy Corp, ICE LIBOR USD + 7.5000%, 8.9540%, 8/23/21	124,000		131,812
Chief Exploration & Development LLC,
ICE LIBOR USD + 6.5000%, 7.9586%, 5/16/21	10,000		9,817
			141,629
Finance Companies – 0.1%
RPI Finance Trust, ICE LIBOR USD + 2.0000%, 3.6934%, 3/27/23	173,262		173,934
Industrial – 0.2%
Ozark Holdings Inc, ICE LIBOR USD + 3.2500%, 0%, 7/3/23(a)	504,452		504,452
Insurance – 0.4%
MPH Acquisition Holdings LLC, ICE LIBOR USD + 3.0000%, 4.6934%, 6/7/23	772,196		773,269
Non-Agency Commercial Mortgage-Backed Securities – 0.9%
Mural Loft Loan, 8.9500%, 8/1/22 (144A)‡,§	1,945,000		1,945,000
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, ICE LIBOR USD + 8.2500%, 9.6301%, 11/4/22	20,511		20,459
Technology – 1.1%
Almonde Inc, ICE LIBOR USD + 7.2500%, 8.7288%, 6/13/25	480,000		480,120
EXC Holdings III Corp, ICE LIBOR USD + 7.5000%, 9.1605%, 11/15/25	1,500,000		1,508,745
Inmar Inc, ICE LIBOR USD + 8.0000%, 9.4171%, 5/1/25	325,000		325,000
			2,313,865
Total Bank Loans and Mezzanine Loans (cost $24,819,757)			24,839,326
Corporate Bonds – 46.0%
Banking – 1.3%
Ally Financial Inc, 8.0000%, 12/31/18	420,000		439,950
Goldman Sachs Capital I, 6.3450%, 2/15/34	1,100,000		1,383,610
HSBC Bank USA NA/New York NY, 5.6250%, 8/15/35	730,000		919,463
			2,743,023
Basic Industry – 5.3%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	467,000		492,685
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp,
7.5000%, 5/1/25 (144A)	767,000		814,937
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	430,000		442,023
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	264,000		268,266
Constellium NV, 5.8750%, 2/15/26 (144A)	425,000		432,969
Ferroglobe PLC / Globe Specialty Metals Inc, 9.3750%, 3/1/22 (144A)	1,384,000		1,491,260
Freeport-McMoRan Inc, 5.4500%, 3/15/43	564,000		563,295
HB Fuller Co, 4.0000%, 2/15/27	967,000		916,232
IAMGOLD Corp, 7.0000%, 4/15/25 (144A)	515,000		531,738
Kinross Gold Corp, 4.5000%, 7/15/27 (144A)†	1,200,000		1,207,500
Mercer International Inc, 5.5000%, 1/15/26 (144A)	322,000		326,830
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	1,160,000		1,199,150

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Platform Specialty Products Corp, 5.8750%, 12/1/25 (144A)	$1,039,000		$1,031,207
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	417,000		471,210
Teck Resources Ltd, 5.2000%, 3/1/42	675,000		668,250
TMS International Corp, 7.2500%, 8/15/25 (144A)	695,000		726,275
			11,583,827
Brokerage – 0.6%
Cboe Global Markets Inc, 3.6500%, 1/12/27	548,000		564,270
E*TRADE Financial Corp, 2.9500%, 8/24/22	296,000		293,463
E*TRADE Financial Corp, 3.8000%, 8/24/27	122,000		121,567
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	11,000		11,208
Raymond James Financial Inc, 3.6250%, 9/15/26	37,000		37,163
Raymond James Financial Inc, 4.9500%, 7/15/46	287,000		324,180
			1,351,851
Capital Goods – 3.5%
Arconic Inc, 5.4000%, 4/15/21	294,000		311,934
Arconic Inc, 5.9500%, 2/1/37	560,000		609,000
Beacon Roofing Supply Inc, 6.3750%, 10/1/23	3,000		3,191
Brundage-Bone Concrete Pumping Inc, 10.3750%, 9/1/23 (144A)	100,000		106,000
Engility Corp, 8.8750%, 9/1/24	875,000		935,156
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%µ	123,000		126,764
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	616,000		714,560
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)†	847,000		897,820
OI European Group BV, 4.0000%, 3/15/23 (144A)	730,000		730,985
RBS Global Inc / Rexnord LLC, 4.8750%, 12/15/25 (144A)	1,000,000		1,010,000
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22†	785,000		869,387
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	1,256,000		1,413,000
			7,727,797
Communications – 9.4%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	757,000		770,247
Altice Luxembourg SA, 7.2500%, 5/15/22	810,000	EUR	984,470
AT&T Inc, 2.8500%, 2/14/23	2,094,000		2,102,003
AT&T Inc, 4.9000%, 8/14/37	539,000		546,534
Belo Corp, 7.2500%, 9/15/27	32,000		35,680
Block Communications Inc, 6.8750%, 2/15/25 (144A)	421,000		440,998
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	2,504,000		2,435,140
Clear Channel International BV, 8.7500%, 12/15/20 (144A)†	1,263,000		1,304,047
Comcast Corp, 3.1500%, 2/15/28	660,000		661,904
Crown Castle International Corp, 3.6500%, 9/1/27	730,000		727,996
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	1,570,000		1,768,212
Embarq Corp, 7.9950%, 6/1/36	770,000		748,825
Lions Gate Entertainment Corp, 5.8750%, 11/1/24 (144A)	775,000		818,594
Midcontinent Communications / Midcontinent Finance Corp,
6.8750%, 8/15/23 (144A)	500,000		530,625
Netflix Inc, 3.6250%, 5/15/27	806,000	EUR	974,967
Salem Media Group Inc, 6.7500%, 6/1/24 (144A)	348,000		346,260
Telecom Italia Finance SA, 7.7500%, 1/24/33	1,090,000	EUR	2,008,093
Telenet Finance Luxembourg Notes Sarl, 5.5000%, 3/1/28 (144A)	1,400,000		1,396,500
UBM PLC, 5.7500%, 11/3/20 (144A)†	1,063,000		1,103,598
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	950,000		1,002,250
			20,706,943
Consumer Cyclical – 7.8%
AMC Entertainment Holdings Inc, 6.3750%, 11/15/24	220,000	GBP	297,837
American Tire Distributors Inc, 10.2500%, 3/1/22 (144A)†	814,000		838,420
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	216,000		220,050
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.7500%, 8/1/25 (144A)	708,000		707,115
Brinker International Inc, 5.0000%, 10/1/24 (144A)	525,000		530,250
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.0000%, 10/1/20	206,000		210,635

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	$1,460,000		$1,498,325
Century Communities Inc, 6.8750%, 5/15/22	298,000		312,900
Century Communities Inc, 5.8750%, 7/15/25	818,000		822,090
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	194,000		205,640
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	2,383,000		2,494,734
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)†	1,114,000		1,173,877
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	710,000		759,700
JC Penney Corp Inc, 5.7500%, 2/15/18	525,000		525,656
JC Penney Corp Inc, 8.1250%, 10/1/19	1,153,000		1,176,060
M/I Homes Inc, 5.6250%, 8/1/25	804,000		815,996
Matthews International Corp, 5.2500%, 12/1/25 (144A)	380,000		383,800
Meritage Homes Corp, 7.1500%, 4/15/20	544,000		591,600
Mohegan Gaming & Entertainment, 7.8750%, 10/15/24 (144A)#	524,000		537,100
New Home Co Inc, 7.2500%, 4/1/22	312,000		326,820
PulteGroup Inc, 7.8750%, 6/15/32	100,000		125,500
Rite Aid Corp, 9.2500%, 3/15/20	1,135,000		1,151,798
Staples Inc, 8.5000%, 9/15/25 (144A)	665,000		615,125
Weekley Homes LLC / Weekley Finance Corp, 6.0000%, 2/1/23	475,000		472,625
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	344,000		342,280
			17,135,933
Consumer Non-Cyclical – 8.3%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	742,000		712,320
Anheuser-Busch InBev Finance Inc, 4.7000%, 2/1/36	258,000		289,335
Avantor Inc, 4.7500%, 10/1/24	680,000	EUR	813,379
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	1,486,000		1,486,000
Christian Dior SE, 0.7500%, 6/24/21	800,000	EUR	968,406
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	701,000		757,080
Envision Healthcare Corp, 6.2500%, 12/1/24 (144A)	480,000		494,400
HCA Inc, 4.5000%, 2/15/27	1,686,000		1,694,430
HCA Inc, 5.5000%, 6/15/47	830,000		827,925
Impax Laboratories Inc, 2.0000%, 6/15/22	2,200,000		2,134,000
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	328,000		333,330
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	54,000		54,878
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	300,000		288,750
Mallinckrodt International Finance SA, 3.5000%, 4/15/18	766,000		762,170
Mattel Inc, 6.7500%, 12/31/25 (144A)	507,000		513,819
Simmons Foods Inc, 5.7500%, 11/1/24 (144A)	816,000		808,860
Surgery Center Holdings Inc, 8.8750%, 4/15/21 (144A)#	775,000		802,125
Tenet Healthcare Corp, 5.1250%, 5/1/25 (144A)	642,000		625,950
Tesco PLC, 5.5000%, 1/13/33	830,000	GBP	1,304,420
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	1,080,000		1,049,223
Universal Hospital Services Inc, 7.6250%, 8/15/20	320,000		320,000
Valeant Pharmaceuticals International, 7.2500%, 7/15/22 (144A)†	985,000		996,081
West Street Merger Sub Inc, 6.3750%, 9/1/25 (144A)	368,000		368,920
			18,405,801
Electric – 0.7%
Calpine Corp, 5.3750%, 1/15/23#	562,000		547,248
NextEra Energy Partners LP, 1.5000%, 9/15/20 (144A)	560,000		559,650
NRG Energy Inc, 5.7500%, 1/15/28 (144A)	479,000		483,790
			1,590,688
Energy – 4.0%
Bristow Group Inc, 4.5000%, 6/1/23	181,000		199,666
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	82,000		74,671
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	702,000		730,080
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22#	406,000		304,500
Kinder Morgan Inc/DE, 7.7500%, 1/15/32	431,000		556,384
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	361,000		351,975

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Energy – (continued)
Noble Holding US LLC/Noble Drilling Services 6 LLC / Noble Drilling Holding LLC,
7.5000%, 3/15/19	$1,074,000		$1,099,507
Oceaneering International Inc, 4.6500%, 11/15/24	424,000		412,430
Plains All American Pipeline LP / PAA Finance Corp, 4.3000%, 1/31/43	580,000		511,797
Rowan Cos Inc, 7.8750%, 8/1/19	159,000		170,130
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26	537,000		603,159
SM Energy Co, 6.5000%, 11/15/21	420,000		425,250
Suburban Propane Partners LP/Suburban Energy Finance Corp, 5.5000%, 6/1/24	635,000		628,650
Suburban Propane Partners LP/Suburban Energy Finance Corp, 5.8750%, 3/1/27	589,000		575,748
Sunoco LP / Sunoco Finance Corp, 6.3750%, 4/1/23	1,600,000		1,686,000
Whiting Petroleum Corp, 6.6250%, 1/15/26 (144A)	507,000		517,140
			8,847,087
Finance Companies – 1.5%
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)†	1,250,000		1,240,625
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	46,000		47,610
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	2,016,000		1,990,195
			3,278,430
Industrial – 0.2%
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	467,000		488,599
Insurance – 0.3%
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	725,000		723,188
Technology – 2.9%
Alliance Data Systems Corp, 5.8750%, 11/1/21 (144A)	333,000		341,325
Alliance Data Systems Corp, 5.3750%, 8/1/22 (144A)	433,000		436,248
Blackboard Inc, 9.7500%, 10/15/21 (144A)#	114,000		103,883
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.5000%, 1/15/28 (144A)	798,000		760,508
Brocade Communications Systems Inc, 4.6250%, 1/15/23	574,000		586,915
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24	359,000		384,130
Equifax Inc, 3.2500%, 6/1/26	653,000		624,357
First Data Corp, 7.0000%, 12/1/23 (144A)	575,000		608,063
Iron Mountain Inc, 5.2500%, 3/15/28 (144A)	1,842,000		1,832,790
Iron Mountain UK PLC, 3.8750%, 11/15/25 (144A)	600,000	GBP	791,691
			6,469,910
Transportation – 0.2%
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	450,000		465,750
Total Corporate Bonds (cost $100,928,495)			101,518,827
Mortgage-Backed Securities – 6.9%
Fannie Mae Pool:
7.5000%, 7/1/28	156,210		171,987
6.5000%, 12/1/28	69,600		78,417
6.5000%, 5/1/29	87,649		98,609
6.5000%, 9/1/33	81,006		91,929
6.5000%, 3/1/35	59,738		67,814
6.5000%, 12/1/35	82,616		93,892
5.5000%, 10/1/41	78,926		88,215
3.5000%, 2/1/45	54,140		55,838
3.0000%, 10/1/45	56,312		56,354
3.0000%, 10/1/45	35,951		35,977
3.5000%, 12/1/45	52,900		54,785
3.0000%, 1/1/46	7,421		7,427
3.5000%, 1/1/46	924,879		957,843
3.0000%, 3/1/46	242,252		242,424
3.0000%, 3/1/46	163,384		163,500
3.0000%, 2/1/47	311,239		313,168
3.5000%, 5/31/47	1,074,000		1,101,558
4.0000%, 8/1/47	900,135		950,790
3.5000%, 9/1/47	1,664,703		1,711,146
3.5000%, 9/1/47	261,864		270,755

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 9/1/47	$1,028,176	$1,086,039
4.0000%, 9/1/47	659,891	697,027
4.0000%, 9/1/47	107,614	113,670
4.5000%, 9/1/47	499,591	538,325
4.5000%, 9/1/47	373,349	402,294
4.0000%, 10/1/47	452,873	478,359
4.0000%, 10/1/47	435,453	459,959
4.0000%, 10/1/47	291,806	308,228
3.0000%, 11/1/47	94,853	94,920
4.0000%, 11/1/47	424,837	449,266
3.0000%, 12/1/47	41,000	41,029
3.0000%, 12/1/47	20,000	20,014
		11,301,558
Freddie Mac Gold Pool:
5.0000%, 3/1/42	52,502	57,596
3.5000%, 2/1/44	19,897	20,509
4.0000%, 4/1/45	100,788	106,356
3.5000%, 9/1/47	1,161,147	1,194,770
3.5000%, 9/1/47	665,571	684,844
3.5000%, 9/1/47	513,803	531,203
4.0000%, 9/1/47	600,222	627,964
		3,223,242
Ginnie Mae I Pool:
6.0000%, 1/15/34	140,539	163,086
4.0000%, 7/15/47	370,313	388,511
4.0000%, 8/15/47	74,573	78,244
		629,841
Total Mortgage-Backed Securities (cost $15,281,848)		15,154,641
United States Treasury Notes/Bonds – 5.5%
1.7500%, 11/30/19	12,100,000	12,068,300
2.2500%, 8/15/27	23,000	22,669
Total United States Treasury Notes/Bonds (cost $12,091,984)		12,090,969
Common Stocks – 0%
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate (144A)¢,§ (cost $10,390)	542	9,057
Preferred Stocks – 1.1%
Banks – 0.4%
Citigroup Capital XIII, 7.7501%	36,600	1,005,768
Capital Markets – 0.7%
Carlyle Group LP, 5.8750%	59,450	1,508,246
Total Preferred Stocks (cost $2,460,176)		2,514,014
Investment Companies – 3.3%
Exchange-Traded Funds (ETFs) – 0.1%
iShares iBoxx $ High Yield Corporate Bond	3,213	280,366
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Cash Collateral Fund LLC, 1.2573%ºº,£	1,670,745	1,670,745
Money Markets – 2.4%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£	5,377,162	5,377,162
Total Investment Companies (cost $7,327,653)		7,328,273
Total Investments (total cost $224,544,708) – 102.1%		225,270,787
Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(4,585,966)
Net Assets – 100%		$220,684,821

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$201,485,148	89.4%
United Kingdom	4,572,281	2.0
Canada	3,205,528	1.4
Ireland	2,742,054	1.2
Italy	2,722,653	1.2
Cayman Islands	1,999,988	0.9
Luxembourg	1,754,717	0.8
Belgium	1,685,835	0.8
Israel	1,049,223	0.5
Germany	1,002,250	0.5
Bermuda	972,777	0.4
France	968,406	0.4
Brazil	676,958	0.3
Netherlands	432,969	0.2

Total	$225,270,787	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 3.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$7,303∆	$—	$—	$1,670,745
Money Markets – 2.4%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	61,194	—	—	5,377,162

Total Affiliated Investments – 3.2%	$68,497	$—	$—	$7,047,907

(1)For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 3.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Cash Collateral Fund LLC, 1.2573%ºº	422,053	8,275,005	(7,026,313)	1,670,745
Money Markets – 2.4%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	10,604,010	124,656,979	(129,883,827)	5,377,162

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	2/9/18	(776,000)	$1,042,277	$(6,657)
Euro	2/9/18	(866,000)	1,022,971	(18,527)

				(25,184)
Barclays Capital, Inc.:
Euro	2/9/18	(1,686,000)	1,991,436	(36,237)
Citibank NA:
British Pound	2/9/18	(1,251,000)	1,679,868	(11,132)
Euro	2/9/18	(356,000)	420,429	(7,716)

				(18,848)
HSBC Securities (USA), Inc.:
British Pound	2/9/18	(885,000)	1,188,935	(7,335)
Euro	2/9/18	(39,000)	46,095	(808)

				(8,143)
JPMorgan Chase & Co.:
British Pound	2/9/18	1,000	(1,343)	9
Euro	2/9/18	(1,965,000)	2,321,288	(41,925)

				(41,916)
Total				$(130,328)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Ultra 10-Year US Treasury Note	3	3/20/18	$400,688	$(1,875)	$844
Ultra Long Term US Treasury Bond	27	3/20/18	4,526,719	23,414	11,813
US Treasury Long Bond	5	3/20/18	765,000	(1,250)	1,406
Total - Futures Purchased				20,289	14,063
Futures Sold:
10-Year US Treasury Note	(9)	3/20/18	(1,116,422)	7,524	(1,828)
2-Year US Treasury Note	(8)	3/29/18	(1,712,875)	3,875	(500)
5-Year US Treasury Note	(10)	3/29/18	(1,161,641)	6,328	(938)
Total - Futures Sold				17,727	(3,266)
Total				$38,016	$10,797

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 9	$ -	$ 9
Variation margin receivable	-	14,063	14,063

Total Asset Derivatives	$ 9	$ 14,063	$ 14,072

Liability Derivatives:
Forward foreign currency exchange contracts	$130,337	$ -	$130,337
Variation margin payable	-	3,266	3,266

Total Liability Derivatives	$130,337	$ 3,266	$133,603

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 179,077	$ 179,077
Forward foreign currency exchange contracts	-	(72,952)	-	(72,952)
Swap contracts	6,292	-	-	6,292

Total	$ 6,292	$ (72,952)	$ 179,077	$ 112,417

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (50,289)	$ (50,289)
Forward foreign currency exchange contracts	-	(124,204)	-	(124,204)

Total	$ -	$(124,204)	$ (50,289)	$(174,493)

Please see the"Net Realized Gain/(Loss) on Investments""Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Credit default swaps, long	$ 13,492
Forward foreign currency exchange contracts, purchased	43,306
Forward foreign currency exchange contracts, sold	4,372,837
Futures contracts, purchased	5,467,221
Futures contracts, sold	4,271,042

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $109,989,034, which represents 49.8% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $9,031,880.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

#	Loaned security; a portion of the security is on loan at December 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

n

Residual pieces of student loan structured finance deals. Cash flows from student loans backing the structured deal are used to 1) pay the P&I of the bonds issued from the securitizations, 2) to offset any losses (from loans defaulting) and 3) to pay deal fees. After all these expenses are satisfied, any residual cash flow left over goes to the residual holder. Because the residual piece is not a typical bond, it does not have any principal value and does not receive any set coupon.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

18	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.6000%, 3.1521%, 11/25/50	11/29/17	$2,102,000	$2,102,000	0.9%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	10,390	9,057	0.0
Mural Loft Loan, 8.9500%, 8/1/22	7/13/17	1,945,000	1,945,000	0.9
Total		$4,057,390	$4,056,057	1.8%

The Fund has registration rights for certain restricted securities held as of December 31, 2017. The issuer incurs all registration costs.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$61,815,680	$-
Bank Loans and Mezzanine Loans	-	24,839,326	-
Corporate Bonds	-	101,518,827	-
Mortgage-Backed Securities	-	15,154,641	-
United States Treasury Notes/Bonds	-	12,090,969	-
Common Stocks
Specialty Retail	-	-	9,057
Preferred Stocks	-	2,514,014	-
Investment Companies	280,366	7,047,907	-
Total Investments in Securities	$280,366	$224,981,364	$9,057
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	9	-
Variation Margin Receivable	14,063	-	-
Total Assets	$294,429	$224,981,373	$9,057
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$130,337	$-
Variation Margin Payable	3,266	-	-
Total Liabilities	$3,266	$130,337	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

20	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$218,222,880
Affiliated investments, at value(3)	7,047,907
Deposits with brokers for futures	120,000
Forward foreign currency exchange contracts	9
Closed foreign currency contracts	41
Variation margin receivable	14,063
Non-interested Trustees' deferred compensation	4,230
Receivables:
Interest	2,073,486
Investments sold	1,873,434
Fund shares sold	392,335
Dividends from affiliates	14,348
Other assets	1,322
Total Assets	229,764,055
Liabilities:
Due to custodian	468,136
Collateral for securities loaned (Note 3)	1,670,745
Forward foreign currency exchange contracts	130,337
Closed foreign currency contracts	92
Variation margin payable	3,266
Payables:	—
Investments purchased	4,714,031
Fund shares repurchased	1,889,684
Advisory fees	44,720
Transfer agent fees and expenses	26,984
Professional fees	26,609
Dividends	22,212
12b-1 Distribution and shareholder servicing fees	14,445
Non-interested Trustees' deferred compensation fees	4,230
Custodian fees	3,971
Fund administration fees	1,459
Non-interested Trustees' fees and expenses	998
Accrued expenses and other payables	57,315
Total Liabilities	9,079,234
Net Assets	$220,684,821

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$220,299,028
Undistributed net investment income/(loss)	(176,523)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(71,450)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	633,766
Total Net Assets	$220,684,821
Net Assets - Class A Shares	$16,086,775
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,637,133
Net Asset Value Per Share(4)	$9.83
Maximum Offering Price Per Share(5)	$10.32
Net Assets - Class C Shares	$13,046,167
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,327,411
Net Asset Value Per Share(4)	$9.83
Net Assets - Class D Shares	$30,036,935
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,056,150
Net Asset Value Per Share	$9.83
Net Assets - Class I Shares	$106,489,543
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,838,649
Net Asset Value Per Share	$9.82
Net Assets - Class N Shares	$1,950,147
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	198,459
Net Asset Value Per Share	$9.83
Net Assets - Class S Shares	$1,206,076
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	122,716
Net Asset Value Per Share	$9.83
Net Assets - Class T Shares	$51,869,178
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,280,075
Net Asset Value Per Share	$9.82

(1) Includes cost of $217,496,801.

(2) Includes $1,634,143 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $7,047,907.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Interest	$4,198,388
Dividends	61,961
Dividends from affiliates	61,194
Affiliated securities lending income, net	7,303
Other income	188,096
Total Investment Income	4,516,942
Expenses:
Advisory fees	501,435
12b-1Distribution and shareholder servicing fees:
Class A Shares	13,723
Class C Shares	44,350
Class S Shares	1,446
Transfer agent administrative fees and expenses:
Class D Shares	16,827
Class S Shares	1,446
Class T Shares	42,408
Transfer agent networking and omnibus fees:
Class A Shares	2,956
Class C Shares	3,623
Class I Shares	20,514
Other transfer agent fees and expenses:
Class A Shares	570
Class C Shares	398
Class D Shares	4,606
Class I Shares	1,660
Class N Shares	36
Class S Shares	10
Class T Shares	257
Registration fees	93,427
Accounting systems fee	60,736
Professional fees	35,055
Custodian fees	10,638
Fund administration fees	6,693
Shareholder reports expense	3,948
Non-interested Trustees’ fees and expenses	2,542
Other expenses	35,520
Total Expenses	904,824
Less: Excess Expense Reimbursement and Waivers	(179,540)
Net Expenses	725,284
Net Investment Income/(Loss)	3,791,658

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$657,743
Forward foreign currency exchange contracts	(72,952)
Futures contracts	179,077
Swap contracts	6,292
Total Net Realized Gain/(Loss) on Investments	770,160
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	142,183
Forward foreign currency exchange contracts	(124,204)
Futures contracts	(50,289)
Total Change in Unrealized Net Appreciation/Depreciation	(32,310)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,529,508

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$3,791,658	$4,117,676
Net realized gain/(loss) on investments	770,160	1,616,366
Change in unrealized net appreciation/depreciation	(32,310)	(79,742)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,529,508	5,654,300
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(251,291)	(534,715)
Class C Shares	(168,795)	(206,289)
Class D Shares	(668,292)	(917,935)
Class I Shares	(2,017,691)	(2,150,633)
Class N Shares	(41,439)	(135,378)
Class S Shares	(26,259)	(87,245)
Class T Shares	(790,526)	(553,166)
Total Dividends from Net Investment Income	(3,964,293)	(4,585,361)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(91,138)	(21,888)
Class C Shares	(72,976)	(9,050)
Class D Shares	(168,745)	(30,387)
Class I Shares	(605,748)	(67,967)
Class N Shares	(10,931)	(4,701)
Class S Shares	(6,777)	(3,588)
Class T Shares	(292,667)	(21,524)
Total Distributions from Net Realized Gain from Investment Transactions	(1,248,982)	(159,105)
Net Decrease from Dividends and Distributions to Shareholders	(5,213,275)	(4,744,466)
Capital Share Transactions:
Class A Shares	7,736,265	(1,962,471)
Class C Shares	8,041,373	1,155,323
Class D Shares	5,510,131	12,994,375
Class I Shares	43,069,773	34,100,144
Class N Shares	401,016	(1,179,784)
Class S Shares	92,726	(817,692)
Class T Shares	34,973,769	10,368,557
Net Increase/(Decrease) from Capital Share Transactions	99,825,053	54,658,452
Net Increase/(Decrease) in Net Assets	99,141,286	55,568,286
Net Assets:
Beginning of period	121,543,535	65,975,249
End of period	$220,684,821	$121,543,535

Undistributed Net Investment Income/(Loss)	$(176,523)	$(3,888)

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016		2015	2014(1)
Net Asset Value, Beginning of Period	$9.83	$9.72	$9.84		$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.45	0.39		0.41	0.13
Net realized and unrealized gain/(loss)	0.08	0.19	(0.09)		(0.19)	0.14
Total from Investment Operations	0.29	0.64	0.30		0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.51)	(0.41)		(0.48)	(0.13)
Distributions (from capital gains)	(0.06)	(0.02)	—		(0.04)	—
Return of capital	—	—	(0.01)		—	—
Total Dividends and Distributions	(0.29)	(0.53)	(0.42)		(0.52)	(0.13)
Net Asset Value, End of Period	$9.83	$9.83	$9.72		$9.84	$10.14
Total Return*	2.91%	6.78%	3.14%		2.19%	2.73%
Net Assets, End of Period (in thousands)	$16,087	$8,412	$10,240		$2,222	$1,762
Average Net Assets for the Period (in thousands)	$10,989	$10,263	$5,892		$1,977	$1,676
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.20%	1.52%		2.29%	6.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.96%	1.00%		0.99%	1.00%
Ratio of Net Investment Income/(Loss)	4.34%	4.60%	4.12%		4.16%	3.89%
Portfolio Turnover Rate	79%(3)	139%	76%		132%	74%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.38	0.33	0.34	0.11
Net realized and unrealized gain/(loss)	0.06	0.20	(0.10)	(0.20)	0.14
Total from Investment Operations	0.24	0.58	0.23	0.14	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.44)	(0.34)	(0.40)	(0.11)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.25)	(0.46)	(0.35)	(0.44)	(0.11)
Net Asset Value, End of Period	$9.83	$9.84	$9.72	$9.84	$10.14
Total Return*	2.41%	6.11%	2.46%	1.44%	2.48%
Net Assets, End of Period (in thousands)	$13,046	$5,056	$3,844	$1,972	$1,798
Average Net Assets for the Period (in thousands)	$8,747	$4,598	$2,921	$1,879	$1,685
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	1.94%	2.26%	3.04%	6.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.78%	1.69%	1.69%	1.74%	1.75%
Ratio of Net Investment Income/(Loss)	3.63%	3.93%	3.46%	3.40%	3.14%
Portfolio Turnover Rate	79%(3)	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.48	0.42	0.43	0.13
Net realized and unrealized gain/(loss)	0.06	0.19	(0.10)	(0.20)	0.14
Total from Investment Operations	0.29	0.67	0.32	0.23	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.53)	(0.43)	(0.49)	(0.13)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.30)	(0.55)	(0.44)	(0.53)	(0.13)
Net Asset Value, End of Period	$9.83	$9.84	$9.72	$9.84	$10.14
Total Return*	2.89%	7.06%	3.34%	2.32%	2.72%
Net Assets, End of Period (in thousands)	$30,037	$24,575	$11,396	$5,208	$2,690
Average Net Assets for the Period (in thousands)	$27,879	$16,919	$8,733	$3,998	$2,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.07%	1.41%	2.22%	6.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.80%	0.81%	0.87%	1.03%
Ratio of Net Investment Income/(Loss)	4.54%	4.89%	4.34%	4.30%	3.90%
Portfolio Turnover Rate	79%(3)	139%	76%	132%	74%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.83	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.49	0.41	0.44	0.14
Net realized and unrealized gain/(loss)	0.06	0.18	(0.08)	(0.20)	0.14
Total from Investment Operations	0.29	0.67	0.33	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.54)	(0.44)	(0.50)	(0.14)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.30)	(0.56)	(0.45)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.82	$9.83	$9.72	$9.84	$10.14
Total Return*	2.94%	7.06%	3.48%	2.47%	2.81%
Net Assets, End of Period (in thousands)	$106,490	$63,716	$29,216	$1,805	$1,763
Average Net Assets for the Period (in thousands)	$82,245	$38,892	$6,816	$1,777	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.94%	1.03%	2.02%	5.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.69%	0.68%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.66%	5.00%	4.40%	4.41%	4.15%
Portfolio Turnover Rate	79%(3)	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.48	0.43	0.44	0.14
Net realized and unrealized gain/(loss)	0.06	0.20	(0.10)	(0.20)	0.14
Total from Investment Operations	0.29	0.68	0.33	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.54)	(0.44)	(0.50)	(0.14)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.30)	(0.56)	(0.45)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.83	$9.84	$9.72	$9.84	$10.14
Total Return*	2.97%	7.21%	3.49%	2.47%	2.82%
Net Assets, End of Period (in thousands)	$1,950	$1,553	$2,694	$2,031	$1,763
Average Net Assets for the Period (in thousands)	$1,676	$2,474	$2,336	$1,957	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.90%	1.28%	2.02%	5.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.65%	0.67%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.69%	4.90%	4.48%	4.42%	4.15%
Portfolio Turnover Rate	79%(3)	139%	76%	132%	74%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.44	0.41	0.39	0.12
Net realized and unrealized gain/(loss)	0.07	0.21	(0.10)	(0.20)	0.14
Total from Investment Operations	0.28	0.65	0.31	0.19	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.51)	(0.42)	(0.45)	(0.12)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.29)	(0.53)	(0.43)	(0.49)	(0.12)
Net Asset Value, End of Period	$9.83	$9.84	$9.72	$9.84	$10.14
Total Return*	2.77%	6.82%	3.26%	1.96%	2.65%
Net Assets, End of Period (in thousands)	$1,206	$1,115	$1,909	$1,809	$1,801
Average Net Assets for the Period (in thousands)	$1,152	$1,703	$1,809	$1,811	$1,699
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.40%	1.80%	2.52%	6.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.02%	0.90%	1.22%	1.25%
Ratio of Net Investment Income/(Loss)	4.30%	4.51%	4.26%	3.92%	3.65%
Portfolio Turnover Rate	79%(3)	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.83	$9.71	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.47	0.40	0.42	0.13
Net realized and unrealized gain/(loss)	0.06	0.19	(0.10)	(0.20)	0.14
Total from Investment Operations	0.28	0.66	0.30	0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.52)	(0.42)	(0.48)	(0.13)
Distributions (from capital gains)	(0.06)	(0.02)	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total Dividends and Distributions	(0.29)	(0.54)	(0.43)	(0.52)	(0.13)
Net Asset Value, End of Period	$9.82	$9.83	$9.71	$9.84	$10.14
Total Return*	2.84%	6.97%	3.21%	2.21%	2.73%
Net Assets, End of Period (in thousands)	$51,869	$17,117	$6,676	$4,384	$1,831
Average Net Assets for the Period (in thousands)	$33,323	$10,244	$10,779	$2,607	$1,716
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.15%	1.55%	2.26%	6.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.88%	0.88%	0.97%	1.00%
Ratio of Net Investment Income/(Loss)	4.51%	4.84%	4.24%	4.20%	3.89%
Portfolio Turnover Rate	79%(3)	139%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

30	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments

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Notes to Financial Statements (unaudited)

in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

32	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

34	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from

Janus Investment Fund	35

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By

36	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.There were no credit default swaps held at December 31, 2017.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or

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Notes to Financial Statements (unaudited)

economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

38	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Janus Investment Fund	39

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$1,634,143	$—	$(1,634,143)	$—
JPMorgan Chase & Co.	9	(9)	—	—

Total	$1,634,152	$(9)	$(1,634,143)	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$25,184	$—	$—	$25,184
Barclays Capital, Inc.	36,237	—	—	36,237
Citibank NA	18,848	—	—	18,848
HSBC Securities (USA), Inc.	8,143	—	—	8,143
JPMorgan Chase & Co.	41,925	(9)	—	41,916

Total	$130,337	$(9)	$—	$130,328
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based

40	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

Janus Investment Fund	41

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,634,143. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2017 is $1,670,745, resulting in the net amount due to the counterparty of $36,602.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

A Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

42	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

Janus Investment Fund	43

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent

44	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $6,852.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $99,980.

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	87	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2017, the Fund engaged in cross trades amounting to $8,052,420 in purchases.

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Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 224,547,345	$ 2,103,346	$ (1,379,904)	$ 723,442

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 41,150	$ (133,462)	$ (92,312)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,512,663	$14,958,084	826,563	$ 8,120,916
Reinvested dividends and distributions	34,709	342,429	55,035	539,835
Shares repurchased	(765,722)	(7,564,248)	(1,079,988)	(10,623,222)
Net Increase/(Decrease)	781,650	$ 7,736,265	(198,390)	$ (1,962,471)
Class C Shares:
Shares sold	889,446	$ 8,793,637	396,263	$ 3,888,667
Reinvested dividends and distributions	24,513	241,771	21,511	211,077
Shares repurchased	(100,588)	(994,035)	(299,290)	(2,944,421)
Net Increase/(Decrease)	813,371	$ 8,041,373	118,484	$ 1,155,323
Class D Shares:
Shares sold	876,143	$ 8,658,982	1,909,193	$18,717,522
Reinvested dividends and distributions	78,120	771,214	92,184	904,771
Shares repurchased	(396,460)	(3,920,065)	(675,640)	(6,627,918)
Net Increase/(Decrease)	557,803	$ 5,510,131	1,325,737	$12,994,375
Class I Shares:
Shares sold	5,840,470	$57,726,975	4,477,332	$43,943,966
Reinvested dividends and distributions	265,841	2,621,919	224,987	2,207,334
Shares repurchased	(1,747,646)	(17,279,121)	(1,228,100)	(12,051,156)
Net Increase/(Decrease)	4,358,665	$43,069,773	3,474,219	$34,100,144
Class N Shares:
Shares sold	50,187	$ 496,252	112,482	$ 1,102,826
Reinvested dividends and distributions	5,305	52,370	13,886	136,266
Shares repurchased	(14,938)	(147,606)	(245,673)	(2,418,876)
Net Increase/(Decrease)	40,554	$ 401,016	(119,305)	$ (1,179,784)
Class S Shares:
Shares sold	6,134	$ 60,674	5,119	$ 50,019
Reinvested dividends and distributions	3,346	33,036	9,258	90,833
Shares repurchased	(100)	(984)	(97,455)	(958,544)
Net Increase/(Decrease)	9,380	$ 92,726	(83,078)	$ (817,692)
Class T Shares:
Shares sold	3,866,687	$38,213,114	1,773,985	$17,435,586
Reinvested dividends and distributions	109,604	1,080,555	58,238	571,046
Shares repurchased	(437,079)	(4,319,900)	(778,670)	(7,638,075)
Net Increase/(Decrease)	3,539,212	$34,973,769	1,053,553	$10,368,557

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$198,467,907	$ 107,634,307	$ 30,651,388	$ 18,561,190

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment

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Notes to Financial Statements (unaudited)

company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	63

Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

64	DECEMBER 31, 2017

Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93028 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Real Return Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Real Return Fund

Janus Henderson Real Return Fund (unaudited)

FUND SNAPSHOT

The Fund seeks inflation protection by investing across a broad range of fixed income sectors and inflation-oriented asset classes. Our bottom-up, fundamentally driven investment process is designed to protect against both inflationary and deflationary environments.

Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2017, Janus Henderson Real Return Fund’s Class I Shares returned 0.94% compared with 0.60% for its primary benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-5 Years Index, and 1.62% for its secondary benchmark, the U.S. Consumer Price Index (CPI) plus 2%.

MARKET ENVIRONMENT

The period started off relatively tranquil, with generally solid corporate earnings and the economy humming along at its slow but steady pace. Corporate credit spreads gradually compressed. In August, the Trump administration’s general lack of reform progress and escalating tensions between the U.S. and North Korea brought on brief hesitation, as did an influx of greater than expected supply in November. Overall, however, positive earnings data, strengthening fundamentals and an upward trajectory in global growth helped corporate credit gain ground. Late in the period, the passage of tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped investment-grade corporate credit spreads reach their tightest levels since the financial crisis. Spreads on high-yield corporate credit also tightened over the period.

Investors agreed that the Federal Reserve’s (Fed) measured pace to monetary policy normalization would continue under Jerome Powell, the nominee for the next Fed chairman. At its December meeting, the Fed took another step along the normalization path and raised its benchmark rate for the third time in 2017. It also began normalizing its balance sheet late in the period. The Treasury curve flattened. Fed-driven volatility pushed shorter-dated yields higher and the yield on the 30-year bond fell amid investors’ reach for yield. The 2-year Treasury note yield closed December at 1.88%, up from 1.38% in June.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-5 years Index, during the six-month period.

The Fund maintains a large allocation to high-yield and investment-grade corporate credit, as we believe that short-duration corporate credit securities offer more attractive risk-adjusted opportunities than TIPS. Outperformance for the period was driven by the Fund’s corporate credit positioning. As spreads tightened, our out-of-index exposure to both high yield and investment grade proved beneficial. Spread carry, a measure of excess income generated by the Fund’s holdings, was particularly additive within both segments.

On a credit sector basis, home construction, banking, and metals and mining contributed to relative performance. The home construction industry, and our holdings, continues to benefit from positive momentum in the U.S. housing market. Within banking, the sector benefited from improving fundamentals as well as the prospect of a more relaxed regulatory environment under the Trump administration and rising interest rates, which help pad net interest income. Metals and mining issuers continued to benefit from improving global growth and strengthening commodity prices during the period.

At the individual issuer level, our position in Golden Nugget, a subsidiary of Landry’s Inc., was a strong contributor to relative returns. Negative sentiment surrounded the dining, hospitality and gaming company after owner Tilman Fertitta utilized the company’s capital structure to purchase the Houston Rockets early in the period. The landfall of back-to-back hurricanes in the U.S., which impacted areas the company is significantly exposed to, further weighed on sentiment. We took advantage of the dislocation and added to our position at very attractive levels. Our overweight position supported relative performance, as the company’s fundamentals have since been strong, aided by solid same-store sales. A

Janus Investment Fund	1

Janus Henderson Real Return Fund (unaudited)

new hotel tower at its Lake Charles, Louisiana, resort also helped drive gaming revenues higher.

While pleased with the aforementioned positioning, some decisions held back performance. Our positioning in U.S. Treasury securities weighed on relative results. Rates climbed across much of the curve over the period, and our out-of-index allocation held back performance. We do, however, maintain exposure to the 30-year bond which benefited from the rally in long-term rates and partially offset these losses. Our cash position also detracted. Cash is not used as a strategy within the Fund but is a residual of our bottom-up, fundamental investment process.

Transportation services was the only material sector-level detractor. This was due in large part to our position in Eletson Holdings, the leading corporate detractor during the period. We expected the shipping company, which transports oil and gas products, to benefit from a tighter shipping market and the world’s growing demand for oil. However, a number of oil-rich countries have intentionally drawn on inventories, reducing the movement of product from port to port. While our first lien positon was sufficiently backed by Eletson’s ships, we were concerned with the company’s near-term liquidity and exited the position.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We anticipate growth will remain steady and inflation subdued in 2018. The Fed will likely raise interest rates two to three times as a result. We expect range-bound but moderately higher Treasury yields and a flatter curve. The front end of the curve should rise as the Fed hikes, while a cautious Fed, investors’ demand for yield and growth without inflation should push long-term yields lower. However, we are mindful that a more aggressive than expected tightening path could result in policy error, an inverted Treasury curve and dramatic disruption in the rate market.

While both the economic and corporate earnings outlooks remain constructive and supported by tax reform, we expect a lower return environment for corporate credit compared with the previous two calendar years. Spread tightening will be moderate, in our view, and carry will be the primary driver of returns. Given rich valuations and the asymmetric risk profile of credit investing, security avoidance will be critical.

Thank you for your investment in Janus Henderson Real Return Fund.

2	DECEMBER 31, 2017

Janus Henderson Real Return Fund (unaudited)

Fund At A Glance

December 31, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.43%	2.28%
Class A Shares MOP	1.36%	2.18%
Class C Shares**	0.65%	1.51%
Class D Shares	1.51%	2.42%
Class I Shares	1.67%	2.52%
Class S Shares	1.19%	2.04%
Class T Shares	1.47%	2.30%
Weighted Average Maturity		3.2 Years
Average Effective Duration***		2.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	33.8%
A	1.4%
BBB	20.6%
BB	30.8%
B	7.7%
CCC	1.0%
Not Rated	0.2%
Other	4.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	58.2%
United States Treasury Notes/Bonds	26.4%
U.S. Government Agency Notes	7.3%
Investment Companies	4.2%
Asset-Backed/Commercial Mortgage-Backed Securities	2.6%
Other	1.3%
100.0%

Janus Investment Fund	3

Janus Henderson Real Return Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.82%	2.68%	2.41%	1.71%	1.56%	0.69%
Class A Shares at MOP	-3.93%	-2.17%	1.41%	0.81%
Class C Shares at NAV	0.45%	1.94%	1.64%	0.95%	2.32%	1.43%
Class C Shares at CDSC	-0.54%	0.94%	1.64%	0.95%
Class D Shares(1)	0.89%	2.81%	2.50%	1.82%	1.48%	0.56%
Class I Shares	0.94%	2.94%	2.65%	1.96%	1.32%	0.44%
Class S Shares	0.77%	2.58%	2.39%	1.64%	1.79%	0.91%
Class T Shares	0.87%	2.78%	2.57%	1.84%	1.53%	0.66%
Bloomberg Barclays U.S. 1-5 Year TIPS Index	0.60%	0.80%	0.12%	0.69%
Consumer Price Index (CPI) + 2%	1.62%	4.11%	3.43%	3.33%**
Morningstar Quartile - Class I Shares	-	4th	4th	4th
Morningstar Ranking - based on total returns for High Yield Bond Funds	-	710/732	592/611	522/531

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

4	DECEMBER 31, 2017

Janus Henderson Real Return Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Real Return Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective January 9, 2018, the Fund is closed to new investors. The Fund will liquidate on or about March 2, 2018 and may deviate from its stated investment strategies and policies as it prepares for liquidation. See the prospectus supplement for further details.

*The Fund’s inception date – May 13, 2011

** The Consumer Price Index (CPI) + 2% since inception returns are calculated from May 31, 2011.

(1) Closed to certain new investors.

6	DECEMBER 31, 2017

Janus Henderson Real Return Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,008.20	$3.44	$1,000.00	$1,021.78	$3.47	0.68%
Class C Shares	$1,000.00	$1,004.50	$7.12	$1,000.00	$1,018.10	$7.17	1.41%
Class D Shares	$1,000.00	$1,008.90	$2.78	$1,000.00	$1,022.43	$2.80	0.55%
Class I Shares	$1,000.00	$1,009.40	$2.28	$1,000.00	$1,022.94	$2.29	0.45%
Class S Shares	$1,000.00	$1,007.70	$4.00	$1,000.00	$1,021.22	$4.02	0.79%
Class T Shares	$1,000.00	$1,008.70	$2.99	$1,000.00	$1,022.23	$3.01	0.59%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Real Return Fund

Schedule of Investments unaudited

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.6%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$30,000	$30,482
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	50,000	50,326
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	106,733	105,561
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	267,600	265,599
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	92,825	94,085
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $539,577)		546,053
Corporate Bonds – 58.2%
Banking – 4.6%
Ally Financial Inc, 3.2500%, 2/13/18	369,000	369,184
Bank of America Corp, 4.4500%, 3/3/26	97,000	103,512
JPMorgan Chase & Co, 4.2500%, 10/1/27	97,000	103,066
Morgan Stanley, 3.9500%, 4/23/27	72,000	73,094
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	175,000	176,774
Wells Fargo & Co, 7.9800%µ	125,000	127,025
		952,655
Basic Industry – 2.7%
AK Steel Corp, 7.5000%, 7/15/23	104,000	112,580
Anglo American Capital PLC, 3.6250%, 5/14/20 (144A)	200,000	203,600
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	39,000	39,293
Steel Dynamics Inc, 5.0000%, 12/15/26	8,000	8,460
Teck Resources Ltd, 4.7500%, 1/15/22	200,000	208,760
		572,693
Brokerage – 0.1%
E*TRADE Financial Corp, 2.9500%, 8/24/22	29,000	28,751
Capital Goods – 6.8%
Arconic Inc, 6.1500%, 8/15/20	94,000	101,059
Arconic Inc, 5.1250%, 10/1/24	111,000	118,474
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	200,000	204,000
Ball Corp, 4.3750%, 12/15/20	294,000	304,290
Beacon Escrow Corp, 4.8750%, 11/1/25 (144A)	72,000	72,270
CNH Industrial Capital LLC, 3.6250%, 4/15/18	98,000	98,508
CNH Industrial Capital LLC, 4.3750%, 4/5/22	61,000	63,194
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	139,000	152,205
TransDigm Inc, 5.5000%, 10/15/20	205,000	207,562
Vulcan Materials Co, 7.5000%, 6/15/21	77,000	89,097
		1,410,659
Communications – 9.2%
American Tower Corp, 3.3000%, 2/15/21	73,000	74,332
AT&T Inc, 3.4000%, 8/14/24	166,000	166,816
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	271,000	275,573
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	68,000	66,130
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	151,000	153,265
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.5790%, 7/23/20	25,000	25,464
DISH DBS Corp, 7.7500%, 7/1/26	55,000	57,819
Level 3 Financing Inc, 6.1250%, 1/15/21	202,000	205,282
Level 3 Financing Inc, 5.3750%, 8/15/22	122,000	123,562
Lions Gate Entertainment Corp, 5.8750%, 11/1/24 (144A)	100,000	105,625
Nielsen Co Luxembourg SARL, 5.5000%, 10/1/21 (144A)	363,000	372,982
T-Mobile USA Inc, 6.0000%, 3/1/23	179,000	187,413
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	103,000	106,991
		1,921,254
Consumer Cyclical – 16.6%
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	49,000	48,878
CalAtlantic Group Inc, 8.3750%, 5/15/18	176,000	179,520
Dollar Tree Inc, 5.2500%, 3/1/20	236,000	240,083

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Schedule of Investments unaudited

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
DR Horton Inc, 3.7500%, 3/1/19	$110,000	$111,472
General Motors Co, 3.5000%, 10/2/18	234,000	236,433
General Motors Financial Co Inc, 3.1000%, 1/15/19	72,000	72,385
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	94,000	100,815
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	200,000	203,500
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	200,000	208,250
JC Penney Corp Inc, 5.7500%, 2/15/18	36,000	36,045
KB Home, 4.7500%, 5/15/19	311,000	316,442
M/I Homes Inc, 6.7500%, 1/15/21	92,000	95,220
M/I Homes Inc, 5.6250%, 8/1/25	31,000	31,463
Meritage Homes Corp, 4.5000%, 3/1/18	469,000	469,151
Meritage Homes Corp, 7.1500%, 4/15/20	93,000	101,138
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	40,000	42,600
MGM Resorts International, 5.2500%, 3/31/20	352,000	364,320
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	343,000	347,716
Toll Brothers Finance Corp, 4.0000%, 12/31/18	86,000	87,398
ZF North America Capital Inc, 4.0000%, 4/29/20 (144A)	150,000	155,400
		3,448,229
Consumer Non-Cyclical – 6.5%
HCA Inc, 3.7500%, 3/15/19	288,000	290,520
HCA Inc, 5.3750%, 2/1/25	7,000	7,245
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	223,000	226,624
McCormick & Co Inc/MD, 2.7000%, 8/15/22	116,000	115,897
Owens & Minor Inc, 4.3750%, 12/15/24	144,000	145,756
Teva Pharmaceutical Finance Netherlands III BV, 1.4000%, 7/20/18	103,000	102,314
TreeHouse Foods Inc, 4.8750%, 3/15/22	306,000	309,442
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	108,000	110,025
Valvoline Inc, 5.5000%, 7/15/24	39,000	41,438
		1,349,261
Electric – 0.5%
NRG Energy Inc, 6.2500%, 7/15/22	100,000	104,000
Energy – 3.6%
ConocoPhillips Co, 4.2000%, 3/15/21	153,000	160,875
ConocoPhillips Co, 4.9500%, 3/15/26	88,000	99,862
Enable Midstream Partners LP, 2.4000%, 5/15/19	205,000	203,806
Gulf South Pipeline Co LP, 4.0000%, 6/15/22	200,000	205,378
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	6,000	6,101
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	5,000	5,188
Oceaneering International Inc, 4.6500%, 11/15/24	66,000	64,199
		745,409
Equity Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	40,000	46,325
Finance Companies – 2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.2500%, 7/1/20	217,000	225,159
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/30/20	204,000	213,834
		438,993
Insurance – 0.2%
WellCare Health Plans Inc, 5.2500%, 4/1/25	35,000	36,925
Technology – 5.1%
EMC Corp, 2.6500%, 6/1/20	52,000	51,338
Fidelity National Information Services Inc, 3.6250%, 10/15/20	99,000	101,713
First Data Corp, 5.0000%, 1/15/24 (144A)	302,000	310,682
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	57,000	57,000
Qorvo Inc, 6.7500%, 12/1/23	191,000	205,325
Seagate HDD Cayman, 3.7500%, 11/15/18	277,000	281,016

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Real Return Fund

Schedule of Investments unaudited

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
VMware Inc, 2.9500%, 8/21/22	$52,000	$51,848
		1,058,922
Total Corporate Bonds (cost $12,017,668)		12,114,076
United States Treasury Notes/Bonds – 26.4%
2.8750%, 3/31/18	523,000	524,858
1.2500%, 11/30/18	955,000	950,311
1.2500%, 3/31/19	819,000	812,910
1.2500%, 5/31/19	619,000	613,833
1.2500%, 6/30/19	1,433,000	1,420,188
1.5000%, 7/15/20	25,000	24,730
1.3750%, 1/31/21	43,000	42,177
1.1250%, 2/28/21	293,000	284,910
1.3750%, 5/31/21	102,000	99,698
2.0000%, 10/31/22	111,000	110,019
2.0000%, 11/15/26	111,000	107,391
2.2500%, 8/15/27	230,000	226,694
2.2500%, 11/15/27	10,000	9,856
3.0000%, 2/15/47	52,000	54,627
3.0000%, 5/15/47	195,000	204,791
Total United States Treasury Notes/Bonds (cost $5,522,561)		5,486,993
Investment Companies – 4.2%
Money Markets – 4.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $868,973)	868,973	868,973
U.S. Government Agency Notes – 7.3%
United States Treasury Bill:
0%, 1/11/18◊	$1,062,000	1,061,687
0%, 8/16/18◊	460,000	455,437
Total U.S. Government Agency Notes (cost $1,518,062)		1,517,124
Total Investments (total cost $20,466,841) – 98.7%		20,533,219
Cash, Receivables and Other Assets, net of Liabilities – 1.3%		269,769
Net Assets – 100%		$20,802,988

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$18,767,876	91.4%
Netherlands	438,993	2.1
United Kingdom	380,374	1.8
Canada	257,638	1.3
Brazil	226,624	1.1
Ireland	204,000	1.0
Germany	155,400	0.8
Israel	102,314	0.5

Total	$20,533,219	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Schedule of Investments unaudited

December 31, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 4.2%
Money Markets – 4.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	$4,259	$—	$—	$868,973

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 4.2%
Money Markets – 4.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	913,040	7,277,933	(7,322,000)	868,973

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Real Return Fund

Notes to Schedule of Investments and Other Information unaudited

Bloomberg Barclays U.S. 1-5 Year TIPS Index

Bloomberg Barclays 1-5 Year U.S. Inflation-Linked Treasury Index, also known as the Bloomberg Barclays U.S. 1-5 Year TIPS Index, measures the performance of U.S. Treasury Inflation Protected Securities (TIPS) with maturity between 1-5 years.

Consumer Price Index (CPI)	Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $3,671,296, which represents 17.6% of net assets.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$546,053	$-
Corporate Bonds	-	12,114,076	-
United States Treasury Notes/Bonds	-	5,486,993	-
Investment Companies	-	868,973	-
U.S. Government Agency Notes	-	1,517,124	-
Total Assets	$-	$20,533,219	$-

12	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Statement of Assets and Liabilities unaudited

December 31, 2017

Assets:
Unaffiliated investments, at value(1)	$19,664,246
Affiliated investments, at value(2)	868,973
Cash	223,015
Non-interested Trustees' deferred compensation	397
Receivables:
Interest	181,151
Due from adviser	15,663
Fund shares sold	1,439
Investments sold	1,302
Dividends from affiliates	878
Other assets	180
Total Assets	20,957,244
Liabilities:
Payables:	—
Investments purchased	90,044
Professional fees	21,887
Fund shares repurchased	13,001
Advisory fees	10,168
Printing fees	4,768
Transfer agent fees and expenses	3,383
Registration fees	3,282
12b-1 Distribution and shareholder servicing fees	2,494
Dividends	843
Custodian fees	749
Non-interested Trustees' deferred compensation fees	397
Non-interested Trustees' fees and expenses	150
Fund administration fees	144
Accrued expenses and other payables	2,946
Total Liabilities	154,256
Net Assets	$20,802,988

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Real Return Fund

Statement of Assets and Liabilities unaudited

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$21,715,509
Undistributed net investment income/(loss)	1,381
Undistributed net realized gain/(loss) from investments	(980,365)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	66,463
Total Net Assets	$20,802,988
Net Assets - Class A Shares	$2,249,833
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	238,084
Net Asset Value Per Share(3)	$9.45
Maximum Offering Price Per Share(4)	$9.92
Net Assets - Class C Shares	$2,123,690
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	225,820
Net Asset Value Per Share(3)	$9.40
Net Assets - Class D Shares	$10,738,072
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,135,103
Net Asset Value Per Share	$9.46
Net Assets - Class I Shares	$2,647,686
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	281,794
Net Asset Value Per Share	$9.40
Net Assets - Class S Shares	$697,985
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73,726
Net Asset Value Per Share	$9.47
Net Assets - Class T Shares	$2,345,722
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	248,842
Net Asset Value Per Share	$9.43

(1) Includes cost of $19,597,868.

(2) Includes cost of $868,973.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Statement of Operations unaudited

For the period ended December 31, 2017

Investment Income:
Interest	$342,744
Dividends from affiliates	4,259
Other income	5,225
Total Investment Income	352,228
Expenses:
Advisory fees	57,328
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,861
Class C Shares	11,045
Class S Shares	872
Transfer agent administrative fees and expenses:
Class D Shares	6,211
Class S Shares	872
Class T Shares	3,417
Transfer agent networking and omnibus fees:
Class A Shares	144
Class C Shares	188
Class I Shares	430
Other transfer agent fees and expenses:
Class A Shares	153
Class C Shares	140
Class D Shares	1,354
Class I Shares	106
Class S Shares	19
Class T Shares	70
Professional fees	32,298
Registration fees	31,865
Accounting systems fee	11,497
Shareholder reports expense	2,099
Custodian fees	1,929
Fund administration fees	840
Non-interested Trustees’ fees and expenses	341
Other expenses	169
Total Expenses	166,248
Less: Excess Expense Reimbursement and Waivers	(97,038)
Net Expenses	69,210
Net Investment Income/(Loss)	283,018
Net Realized Gain/(Loss) on Investments:
Investments	38,336
Total Net Realized Gain/(Loss) on Investments	38,336
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(151,528)
Total Change in Unrealized Net Appreciation/Depreciation	(151,528)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$169,826

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Real Return Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$283,018	$737,639
Net realized gain/(loss) on investments	38,336	(67,512)
Change in unrealized net appreciation/depreciation	(151,528)	49,445
Net Increase/(Decrease) in Net Assets Resulting from Operations	169,826	719,572
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(30,836)	(118,567)
Class C Shares	(22,070)	(71,636)
Class D Shares	(146,028)	(330,685)
Class I Shares	(36,991)	(90,049)
Class S Shares	(9,025)	(24,666)
Class T Shares	(38,139)	(102,483)
Total Dividends from Net Investment Income	(283,089)	(738,086)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(234)
Class C Shares	—	(142)
Class D Shares	—	(653)
Class I Shares	—	(178)
Class S Shares	—	(49)
Class T Shares	—	(202)
Total Return of Capital on Dividends from Net Investment Income	—	(1,458)
Net Decrease from Dividends and Distributions to Shareholders	(283,089)	(739,544)
Capital Share Transactions:
Class A Shares	(120,032)	(2,817,654)
Class C Shares	(250,564)	(518,757)
Class D Shares	845,460	1,248,859
Class I Shares	223,433	(706,511)
Class S Shares	9,004	(175,321)
Class T Shares	(324,516)	(913,326)
Net Increase/(Decrease) from Capital Share Transactions	382,785	(3,882,710)
Net Increase/(Decrease) in Net Assets	269,522	(3,902,682)
Net Assets:
Beginning of period	20,533,466	24,436,148
End of period	$20,802,988	$20,533,466

Undistributed Net Investment Income/(Loss)	$1,381	$1,452

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.50	$9.52	$9.59		$9.94	$9.64	$9.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.33(2)	0.31(2)		0.35(2)	0.26(2)	0.17
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	(0.07)		(0.33)	0.29	0.07
Total from Investment Operations	0.08	0.31	0.24		0.02	0.55	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.33)	(0.31)		(0.37)	(0.25)	(0.09)
Distributions (from capital gains)	—	—	—		—	—	—
Return of capital	—	—(3)	—(3)		—	—	(0.06)
Total Dividends and Distributions	(0.13)	(0.33)	(0.31)		(0.37)	(0.25)	(0.15)
Net Asset Value, End of Period	$9.45	$9.50	$9.52		$9.59	$9.94	$9.64
Total Return*	0.82%	3.29%	2.60%		0.18%	5.81%	2.48%
Net Assets, End of Period (in thousands)	$2,250	$2,382	$5,199		$2,252	$2,677	$2,054
Average Net Assets for the Period (in thousands)	$2,284	$3,418	$3,811		$2,372	$2,280	$3,351
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.56%	1.76%		1.96%	2.15%	2.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.74%	0.75%		0.84%	1.01%	1.15%
Ratio of Net Investment Income/(Loss)	2.68%	3.47%	3.31%		3.65%	2.63%	0.60%
Portfolio Turnover Rate	27%	34%	57%		86%	91%	112%(4)
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.45	$9.48	$9.55	$9.89	$9.59	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.26(2)	0.24(2)	0.28(2)	0.18(2)	(0.10)
Net realized and unrealized gain/(loss)	(0.05)	(0.03)	(0.07)	(0.33)	0.30	0.26
Total from Investment Operations	0.04	0.23	0.17	(0.05)	0.48	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.26)	(0.24)	(0.29)	(0.18)	(0.03)
Distributions (from capital gains)	—	—	—	—	—	—
Return of capital	—	—(3)	—(3)	—	—	(0.02)
Total Dividends and Distributions	(0.09)	(0.26)	(0.24)	(0.29)	(0.18)	(0.05)
Net Asset Value, End of Period	$9.40	$9.45	$9.48	$9.55	$9.89	$9.59
Total Return*	0.45%	2.42%	1.87%	(0.48)%	5.04%	1.64%
Net Assets, End of Period (in thousands)	$2,124	$2,386	$2,905	$2,023	$2,077	$1,978
Average Net Assets for the Period (in thousands)	$2,247	$2,648	$2,308	$2,022	$2,024	$3,182
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.32%	2.31%	2.46%	2.72%	2.90%	3.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.47%	1.46%	1.58%	1.76%	1.90%
Ratio of Net Investment Income/(Loss)	1.95%	2.70%	2.58%	2.91%	1.84%	(0.16)%
Portfolio Turnover Rate	27%	34%	57%	86%	91%	112%(4)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Real Return Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.51	$9.53	$9.61	$9.95	$9.65	$9.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.34(2)	0.32(2)	0.36(2)	0.27(2)	0.18
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	(0.08)	(0.32)	0.29	0.07
Total from Investment Operations	0.08	0.32	0.24	0.04	0.56	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.34)	(0.32)	(0.38)	(0.26)	(0.10)
Distributions (from capital gains)	—	—	—	—	—	—
Return of capital	—	—(3)	—(3)	—	—	(0.06)
Total Dividends and Distributions	(0.13)	(0.34)	(0.32)	(0.38)	(0.26)	(0.16)
Net Asset Value, End of Period	$9.46	$9.51	$9.53	$9.61	$9.95	$9.65
Total Return*	0.89%	3.43%	2.62%	0.38%	5.91%	2.59%
Net Assets, End of Period (in thousands)	$10,738	$9,950	$8,725	$4,306	$6,842	$4,431
Average Net Assets for the Period (in thousands)	$10,311	$9,246	$6,180	$4,422	$5,771	$4,876
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.48%	1.68%	1.85%	2.08%	2.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.59%	0.62%	0.74%	0.91%	1.00%
Ratio of Net Investment Income/(Loss)	2.81%	3.57%	3.43%	3.71%	2.76%	0.97%
Portfolio Turnover Rate	27%	34%	57%	86%	91%	112%(4)

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.45	$9.47	$9.54	$9.89	$9.59	$9.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.35(2)	0.33(2)	0.38(2)	0.28(2)	0.27
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	(0.07)	(0.34)	0.30	—(3)
Total from Investment Operations	0.09	0.33	0.26	0.04	0.58	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.35)	(0.33)	(0.39)	(0.28)	(0.16)
Distributions (from capital gains)	—	—	—	—	—	—
Return of capital	—	—(3)	—(3)	—	—	(0.09)
Total Dividends and Distributions	(0.14)	(0.35)	(0.33)	(0.39)	(0.28)	(0.25)
Net Asset Value, End of Period	$9.40	$9.45	$9.47	$9.54	$9.89	$9.59
Total Return*	0.94%	3.55%	2.85%	0.42%	6.08%	2.77%
Net Assets, End of Period (in thousands)	$2,648	$2,438	$3,140	$2,251	$2,302	$2,195
Average Net Assets for the Period (in thousands)	$2,520	$2,440	$2,492	$2,257	$2,241	$3,457
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.32%	1.51%	1.71%	1.88%	2.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.45%	0.48%	0.49%	0.57%	0.77%	0.90%
Ratio of Net Investment Income/(Loss)	2.91%	3.69%	3.56%	3.91%	2.84%	0.89%
Portfolio Turnover Rate	27%	34%	57%	86%	91%	112%(4)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.52	$9.54	$9.61	$9.96	$9.65	$9.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.32(2)	0.33(2)	0.33(2)	0.24(2)	0.13
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	(0.07)	(0.34)	0.31	0.11
Total from Investment Operations	0.07	0.30	0.26	(0.01)	0.55	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.32)	(0.33)	(0.34)	(0.24)	(0.08)
Distributions (from capital gains)	—	—	—	—	—	—
Return of capital	—	—(3)	—(3)	—	—	(0.04)
Total Dividends and Distributions	(0.12)	(0.32)	(0.33)	(0.34)	(0.24)	(0.12)
Net Asset Value, End of Period	$9.47	$9.52	$9.54	$9.61	$9.96	$9.65
Total Return*	0.77%	3.20%	2.79%	(0.05)%	5.77%	2.51%
Net Assets, End of Period (in thousands)	$698	$693	$868	$821	$2,097	$1,984
Average Net Assets for the Period (in thousands)	$696	$735	$824	$957	$2,042	$3,207
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.79%	2.00%	2.15%	2.37%	2.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.82%	0.56%	1.08%	1.14%	1.19%
Ratio of Net Investment Income/(Loss)	2.57%	3.36%	3.48%	3.32%	2.47%	0.56%
Portfolio Turnover Rate	27%	34%	57%	86%	91%	112%(4)

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.48	$9.50	$9.57	$9.92	$9.61	$9.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.34(2)	0.33(2)	0.36(2)	0.27(2)	0.22
Net realized and unrealized gain/(loss)	(0.05)	(0.02)	(0.06)	(0.34)	0.30	0.04
Total from Investment Operations	0.08	0.32	0.27	0.02	0.57	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.34)	(0.34)	(0.37)	(0.26)	(0.13)
Distributions (from capital gains)	—	—	—	—	—	—
Return of capital	—	—(3)	—(3)	—	—	(0.07)
Total Dividends and Distributions	(0.13)	(0.34)	(0.34)	(0.37)	(0.26)	(0.20)
Net Asset Value, End of Period	$9.43	$9.48	$9.50	$9.57	$9.92	$9.61
Total Return*	0.87%	3.41%	2.85%	0.18%	6.01%	2.76%
Net Assets, End of Period (in thousands)	$2,346	$2,685	$3,600	$2,765	$2,603	$2,028
Average Net Assets for the Period (in thousands)	$2,728	$2,876	$2,943	$2,638	$2,694	$3,323
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	1.53%	1.75%	1.97%	2.16%	2.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.61%	0.51%	0.82%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	2.77%	3.56%	3.54%	3.67%	2.70%	0.83%
Portfolio Turnover Rate	27%	34%	57%	86%	91%	112%(4)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Real Return Fund

Notes to Financial Statements unaudited

1. Organization and Significant Accounting Policies

Janus Henderson Real Return Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks real return consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may

20	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Notes to Financial Statements unaudited

consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may

Janus Investment Fund	21

Janus Henderson Real Return Fund

Notes to Financial Statements unaudited

be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

22	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Notes to Financial Statements unaudited

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support

Janus Investment Fund	23

Janus Henderson Real Return Fund

Notes to Financial Statements unaudited

through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

24	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Notes to Financial Statements unaudited

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $4 Billion	0.53
Over $5 Billion	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.41% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

Janus Investment Fund	25

Janus Henderson Real Return Fund

Notes to Financial Statements unaudited

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent

26	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Notes to Financial Statements unaudited

conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $172.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,030.

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	56%	6%
Class C Shares	65	7
Class D Shares	-	-
Class I Shares	60	8
Class S Shares	96	3
Class T Shares	66	7

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

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Notes to Financial Statements unaudited

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (591,549)	$ (421,050)	$ (1,012,599)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$20,466,841	$ 158,827	$ (92,449)	$ 66,378

5. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,657	$ 53,805	40,510	$ 384,778
Reinvested dividends and distributions	3,193	30,308	12,344	117,752
Shares repurchased	(21,495)	(204,145)	(348,142)	(3,320,184)
Net Increase/(Decrease)	(12,645)	$ (120,032)	(295,288)	$(2,817,654)
Class C Shares:
Shares sold	5,647	$ 53,206	53,775	$ 510,306
Reinvested dividends and distributions	2,334	22,051	7,566	71,778
Shares repurchased	(34,468)	(325,821)	(115,623)	(1,100,841)
Net Increase/(Decrease)	(26,487)	$ (250,564)	(54,282)	$ (518,757)
Class D Shares:
Shares sold	194,000	$1,843,556	452,823	$ 4,315,404
Reinvested dividends and distributions	14,780	140,406	33,209	316,747
Shares repurchased	(119,860)	(1,138,502)	(355,072)	(3,383,292)
Net Increase/(Decrease)	88,920	$ 845,460	130,960	$ 1,248,859
Class I Shares:
Shares sold	81,945	$ 773,264	126,418	$ 1,198,305
Reinvested dividends and distributions	3,920	36,991	9,512	90,227
Shares repurchased	(62,155)	(586,822)	(209,418)	(1,995,043)
Net Increase/(Decrease)	23,710	$ 223,433	(73,488)	$ (706,511)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	949	9,025	2,587	24,715
Shares repurchased	(2)	(21)	(20,804)	(200,036)
Net Increase/(Decrease)	947	$ 9,004	(18,217)	$ (175,321)
Class T Shares:
Shares sold	25,730	$ 244,158	62,142	$ 591,785
Reinvested dividends and distributions	4,018	38,038	10,713	101,904
Shares repurchased	(64,236)	(606,712)	(168,466)	(1,607,015)
Net Increase/(Decrease)	(34,488)	$ (324,516)	(95,611)	$ (913,326)

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Notes to Financial Statements unaudited

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 3,456,886	$ 6,166,699	$ 1,810,993	$ 312,546

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Pending Liquidation

The Board of Trustees (the “Trustees”) of the Trust have approved a plan to liquidate and terminate the Fund with such liquidation effective on or about March 2, 2018 or at such other time as may be authorized by the Trustees. Termination of the Fund is expected to occur as soon as practicable following liquidation. Unless shares of the Fund are held in a tax-qualified account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson Real Return Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Real Return Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	43

Janus Henderson Real Return Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

44	DECEMBER 31, 2017

Janus Henderson Real Return Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	45

Janus Henderson Real Return Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46	DECEMBER 31, 2017

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93029 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Select Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Select Value Fund

Janus Henderson Select Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Robert Perkins co-portfolio manager	Alec Perkins co-portfolio manager

PERFORMANCE REVIEW

During the six-month period ended December 31, 2017, Janus Henderson Select Value Fund’s Class I Shares returned 7.85%, underperforming the Fund’s benchmark, the Russell 3000® Value Index, which returned 8.51%. Stock selection in financials and technology weighed on relative returns. Stock selection in the industrials sector aided relative returns as our stocks benefited from solid earnings reports, the tax reform bill, and the subsequent potential for faster GDP growth. The utilities sector also contributed due to a combination of our underweight and our stock selection.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth boosted equities in the second half of 2017. Geopolitical concerns in August weighed on markets as North Korea fired missiles over Japan, and equities sold off. However, sentiment quickly reversed and markets rebounded. Concerns around the passage of the tax bill moderated returns in the fall, but late in the period, the passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs.

CONTRIBUTORS

Berkshire Hathaway outperformed as large hurricanes making landfall in the U.S. resulted in rumors of improved catastrophe insurance pricing. National Indemnity, a Berkshire company, is likely to benefit greatly from market dislocation in the event of a hardening property and casualty insurance environment, despite near-term losses. We continue to hold a core position in Berkshire Hathaway.

Occidental Petroleum Corporation is a Houston, Texas-based independent oil and gas exploration company with sizable investments in midstream and downstream businesses. Occidental’s shares appreciated during the period given better-than-expected third quarter earnings results as the company is closer to delivering on its cash flow break even goals. Furthermore, WTI crude oil prices increased approximately 31% during the period, which served as a tailwind for oil-levered exploration and production companies. We maintained our position as we believe the strong balance sheet provides downside protection and we have been clipping a 4.2% dividend yield while awaiting further improvement in returns on capital employed.

Thermon Group is a market leading provider of heat tracing technology. Heat tracing is a critical technology that allows companies in the oil and gas, petrochemical, and power generation businesses to keep critical infrastructure warm and create desired temperature levels that allow chemical reactions to occur. Late in the period, Thermon announced that it had agreed to acquire CCI Thermal Technologies, expanding the company’s products to include mission critical heat generation in hazardous duty environments. The market responded favorably to this announcement as their balance sheet deployment was done at an attractive valuation for a company that exhibits in-line to slightly better financial characteristics than the heat tracing business. Additionally, the company pre-announced a positive quarterly outlook after a disappointing year to date. We continued to hold a position in Thermon as we view the company as an attractive play on improving fundamentals in the energy end markets.

DETRACTORS

INC Research, a global health care contract research organization (CRO), fell due to disappointing third quarter 2017 earnings results, along with weak fourth quarter 2017 and 2018 guidance. This muddled outlook is due to the fact that the company’s acquisition of InVentiv, a firm

Janus Investment Fund	1

Janus Henderson Select Value Fund (unaudited)

that focuses on providing sales and marketing solutions for smaller drug companies, is not going as planned. While we still like the fundamentals of the core business as pharmaceutical companies continue to outsource research and development functions the integration risk of InVentiv will remain for some time.

Cedar Fair operates regional amusement parks and on-site hotels with geographic diversification across nine states in the U.S. and one in Canada. We believe Cedar Fair has long-term opportunities to grow the topline as it continues to build out undeveloped acres and increases penetration of its seasonal pass. The company reported soft revenue results as some parks were impacted by weather during the period. However, given what we view as its defensive characteristics and stable fundamentals, we continue to hold a position and view the name as a core holding.

Oceaneering International, Inc. is a global provider of remotely operated vehicles, offshore production systems and other deepwater applications to the oil and gas industry. The shares traded lower as management released a cautious 2018 outlook and identified further pricing weakness in the offshore business. While we expected some volatility in the offshore operation, the magnitude of further earnings declines was more than we anticipated in our downside scenario. Given the more challenging outlook, we exited the position.

OUTLOOK AND POSITIONING

Valuations in the U.S. equity market continue to be elevated, with the Shiller price-to-earnings ratio at 33x – well beyond its long-term average. This suggests that a lot of good news is already baked into the U.S. stock market. In this type of environment, we believe a defensive orientation is more important than ever. That said, we do find a few reasons to be cautiously optimistic on equities going into 2018. Among them:

1. Continued regulatory relief should ease pressure for many industries, particularly banks.

2. Domestic GDP improvement, aided by tax reform, should find its way into increased earnings estimates.

3. Barring a significant spike in inflation, the Federal Reserve’s well telegraphed gradual pace of rate hikes should be well absorbed by the equity market as there continues to be ample liquidity in the system on a global basis.

Given these tailwinds it seems possible that the equity market could continue to power higher, however our view remains that a defensive approach focused on finding high quality companies trading at reasonable valuations is the right way to be positioned at this point in the cycle. While predicting market tops is notoriously difficult, a focus on companies with clean balance sheets, a durable competitive advantage, and consistent earnings streams should be a reliable way to participate in up markets and outperform in down or more volatile markets so that our portfolio can deliver on our goal of beating benchmarks and peers over a full market cycle.

It is interesting to note that since the market bottom in 2009, during a period of falling interest rates and sub-par economic growth, growth strategies generally outperformed value. However, value has historically performed well during rising rate environments. Given the outlook for better economic growth and potential for increasing inflation, we believe the environment is established for value to begin performing better relative to growth.

Additionally, as of year-end, we have seen 22 months since the last 10% correction in the S&P 500® Index, a broad measure of the U.S. equity market. Meanwhile, the S&P 500 is up 46% since the low in February 2016 and is trading at 20x 2018 estimates as of year-end. Complacency in the market is pervasive with the CBOE Volatility Index® regularly setting new lows and record short interest in this index. Simply put, risks are increasing in the market. While it makes sense to have exposure to equities we think it is important to invest in strategies that aim to protect on the downside. As always, we remain focused on what can go wrong and minimizing losses in a more challenging market environment.

In terms of positioning, we remain overweight what we believe to be the more defensive health care sector, as well as a handful of industrials that we think of as more like “industrial staples” as well as what we believe to be some very high-quality REITs with stable income streams. While we also remain overweight technology – which might be considered a more volatile sector – we own what we believe to be extremely high-quality franchises with durable competitive advantages and recurring revenue streams that can outperform the broader group in a downturn.

Thank you for your investment with us in Janus Henderson Select Value Fund.

2	DECEMBER 31, 2017

Janus Henderson Select Value Fund (unaudited)

Fund At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Berkshire Hathaway Inc	0.69%	INC Research Holdings Inc	-0.51%
	Occidental Petroleum Corp	0.63%	Cedar Fair LP	-0.34%
	Thermon Group Holdings Inc	0.50%	Oceaneering International Inc	-0.23%
	Cadence BanCorp	0.46%	Merck & Co Inc	-0.14%
	Pfizer Inc	0.41%	AmerisourceBergen Corp	-0.11%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	2.03%	12.74%	8.69%
	Utilities	0.38%	0.68%	6.32%
	Consumer Staples	0.35%	4.78%	8.40%
	Telecom Services	0.06%	0.00%	2.82%
	Energy	-0.04%	6.19%	10.27%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.62%	20.04%	26.37%
	Other**	-0.59%	8.84%	0.00%
	Information Technology	-0.53%	10.32%	8.42%
	Consumer Discretionary	-0.48%	4.37%	7.07%
	Health Care	-0.25%	19.65%	13.30%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Select Value Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Berkshire Hathaway Inc
Diversified Financial Services	4.5%
Pfizer Inc
Pharmaceuticals	4.0%
Laboratory Corp of America Holdings
Health Care Providers & Services	3.7%
Johnson & Johnson
Pharmaceuticals	3.6%
Casey's General Stores Inc
Food & Staples Retailing	3.4%
19.2%

Asset Allocation - (% of Net Assets)
Common Stocks	91.9%
Repurchase Agreements	8.0%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

4	DECEMBER 31, 2017

Janus Henderson Select Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.64%	13.78%	12.18%	12.50%	1.21%	1.13%
Class A Shares at MOP	1.43%	7.25%	10.86%	11.40%
Class C Shares at NAV	7.28%	12.91%	11.31%	11.63%	1.98%	1.91%
Class C Shares at CDSC	6.28%	11.91%	11.31%	11.63%
Class D Shares(1)	7.81%	14.03%	12.44%	12.75%	1.02%	0.92%
Class I Shares	7.85%	14.05%	12.54%	12.86%	0.93%	0.87%
Class N Shares	7.84%	14.04%	12.46%	12.67%	0.83%	0.77%
Class S Shares	7.63%	13.77%	12.13%	12.40%	1.34%	1.27%
Class T Shares	7.73%	13.94%	12.35%	12.65%	1.10%	1.02%
Russell 3000 Value Index	8.51%	13.19%	13.95%	15.19%
Morningstar Quartile - Class I Shares	-	3rd	3rd	4th
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	320/467	270/386	282/364

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios for Class N Shares are estimated.

Janus Investment Fund	5

Janus Henderson Select Value Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

6	DECEMBER 31, 2017

Janus Henderson Select Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)*	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,076.40	$6.70	$1,000.00	$1,018.75	$6.51	1.28%
Class C Shares	$1,000.00	$1,072.80	$10.55	$1,000.00	$1,015.02	$10.26	2.02%
Class D Shares	$1,000.00	$1,078.10	$5.45	$1,000.00	$1,019.96	$5.30	1.04%
Class I Shares	$1,000.00	$1,078.50	$5.19	$1,000.00	$1,020.21	$5.04	0.99%
Class N Shares	$1,000.00	$1,080.20	$3.98	$1,000.00	$1,020.52	$4.74	0.93%
Class S Shares	$1,000.00	$1,076.30	$6.80	$1,000.00	$1,018.65	$6.61	1.30%
Class T Shares	$1,000.00	$1,077.30	$6.07	$1,000.00	$1,019.36	$5.90	1.16%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (August 4, 2017 to December 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 150/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Select Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 91.9%
Aerospace & Defense – 1.5%
National Presto Industries Inc	20,000	$1,989,000
Banks – 14.2%
Access National Corp	70,000	1,948,800
Cadence BanCorp*	85,000	2,305,200
Citizens Financial Group Inc	56,000	2,350,880
Evans Bancorp Inc	36,000	1,508,400
First Hawaiian Inc	90,000	2,626,200
Pinnacle Financial Partners Inc	20,000	1,326,000
Prosperity Bancshares Inc	24,000	1,681,680
US Bancorp	60,000	3,214,800
Wells Fargo & Co	25,000	1,516,750
		18,478,710
Biotechnology – 0.9%
AbbVie Inc	12,000	1,160,520
Capital Markets – 1.1%
Cohen & Steers Inc	30,000	1,418,700
Commercial Services & Supplies – 4.3%
Cintas Corp	10,000	1,558,300
UniFirst Corp/MA	12,000	1,978,800
Waste Connections Inc	30,000	2,128,200
		5,665,300
Communications Equipment – 0.8%
F5 Networks Inc*	8,000	1,049,760
Consumer Finance – 0.9%
Discover Financial Services	15,000	1,153,800
Diversified Financial Services – 4.5%
Berkshire Hathaway Inc*	30,000	5,946,600
Electrical Equipment – 3.3%
Generac Holdings Inc*	32,000	1,584,640
Thermon Group Holdings Inc*	115,000	2,722,050
		4,306,690
Energy Equipment & Services – 2.5%
Keane Group Inc*	85,000	1,615,850
Mammoth Energy Services Inc*	85,000	1,668,550
		3,284,400
Equity Real Estate Investment Trusts (REITs) – 12.0%
Equity Commonwealth*	90,000	2,745,900
Equity LifeStyle Properties Inc	46,000	4,094,920
Equity Residential	25,000	1,594,250
Lamar Advertising Co	28,000	2,078,720
National Storage Affiliates Trust	50,000	1,363,000
Sun Communities Inc	18,000	1,670,040
Weyerhaeuser Co	60,000	2,115,600
		15,662,430
Food & Staples Retailing – 3.4%
Casey's General Stores Inc	40,000	4,477,600
Food Products – 1.5%
Cal-Maine Foods Inc*	45,000	2,000,250
Health Care Equipment & Supplies – 1.7%
Stryker Corp	14,000	2,167,760
Health Care Providers & Services – 4.8%
AmerisourceBergen Corp	16,000	1,469,120
Laboratory Corp of America Holdings*	30,000	4,785,300
		6,254,420
Health Care Technology – 1.0%
Omnicell Inc*	26,000	1,261,000
Hotels, Restaurants & Leisure – 3.2%
Cedar Fair LP	64,000	4,159,360

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Independent Power and Renewable Electricity Producers – 0.7%
NextEra Energy Partners LP	20,000	$862,200
Internet Software & Services – 3.1%
Alphabet Inc*	3,800	4,002,920
Life Sciences Tools & Services – 1.7%
INC Research Holdings Inc*	50,000	2,180,000
Machinery – 1.0%
Trinity Industries Inc	34,000	1,273,640
Metals & Mining – 0.9%
Compass Minerals International Inc	16,000	1,156,000
Oil, Gas & Consumable Fuels – 4.3%
Cimarex Energy Co	16,000	1,952,160
Occidental Petroleum Corp	50,000	3,683,000
		5,635,160
Pharmaceuticals – 9.0%
Johnson & Johnson	34,000	4,750,480
Merck & Co Inc	30,000	1,688,100
Pfizer Inc	145,000	5,251,900
		11,690,480
Road & Rail – 2.4%
AMERCO	4,000	1,511,640
Union Pacific Corp	12,000	1,609,200
		3,120,840
Software – 5.2%
Check Point Software Technologies Ltd*	30,000	3,108,600
Oracle Corp	25,000	1,182,000
Synopsys Inc*	30,000	2,557,200
		6,847,800
Specialty Retail – 1.2%
Vertu Motors PLC	2,400,000	1,635,511
Thrifts & Mortgage Finance – 0.8%
OceanFirst Financial Corp	40,000	1,050,000
Total Common Stocks (cost $95,485,255)		119,890,851
Repurchase Agreements – 8.0%
Undivided interest of 16.5% in a joint repurchase agreement (principal amount $62,900,000 with a maturity value of $62,908,946) with ING Financial Markets LLC, 1.2800%, dated 12/29/17, maturing 1/2/18 to be repurchased at $10,401,479 collateralized by $63,040,793 in U.S. Treasuries 0.6250% - 3.0000%, 4/30/18 - 8/15/46 with a value of $64,167,204 (cost $10,400,000)	$10,400,000	10,400,000
Total Investments (total cost $105,885,255) – 99.9%		130,290,851
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		195,312
Net Assets – 100%		$130,486,163

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$125,546,740	96.4%
Israel	3,108,600	2.4
United Kingdom	1,635,511	1.2

Total	$130,290,851	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Select Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 3000® Value Index	Russell 3000® Value Index reflects the performance of U.S. equities with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index®	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.
CBOE Volatility Index®

CBOE Volatility Index® or VIX® Index® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options and is a widely used measure of market risk. The VIX Index methodology is the property of Chicago Board of Options Exchange, which is not affiliated with Janus Henderson.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Specialty Retail	$-	$1,635,511	$-
All Other	118,255,340	-	-
Repurchase Agreements	-	10,400,000	-
Total Assets	$118,255,340	$12,035,511	$-

10	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$119,890,851
Repurchase agreements, at value(2)	10,400,000
Cash	48,083
Non-interested Trustees' deferred compensation	2,492
Receivables:
Dividends	154,754
Fund shares sold	126,112
Foreign tax reclaims	13,593
Interest	1,479
Other assets	932
Total Assets	130,638,296
Liabilities:
Payables:	—
Advisory fees	54,991
Fund shares repurchased	33,123
Transfer agent fees and expenses	28,809
Professional fees	19,068
Printing fees	3,572
Non-interested Trustees' deferred compensation fees	2,492
Custodian fees	1,467
Fund administration fees	886
Non-interested Trustees' fees and expenses	804
12b-1 Distribution and shareholder servicing fees	431
Accrued expenses and other payables	6,490
Total Liabilities	152,133
Net Assets	$130,486,163

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Select Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$104,437,927
Undistributed net investment income/(loss)	(6,506)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,649,567
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	24,405,175
Total Net Assets	$130,486,163
Net Assets - Class A Shares	$510,639
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,419
Net Asset Value Per Share(3)	$14.02
Maximum Offering Price Per Share(4)	$14.88
Net Assets - Class C Shares	$330,729
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,197
Net Asset Value Per Share(3)	$13.67
Net Assets - Class D Shares	$24,319,199
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,729,967
Net Asset Value Per Share	$14.06
Net Assets - Class I Shares	$75,955,018
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,394,962
Net Asset Value Per Share	$14.08
Net Assets - Class N Shares	$1,619,170
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	115,167
Net Asset Value Per Share	$14.06
Net Assets - Class S Shares	$129,493
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,243
Net Asset Value Per Share	$14.01
Net Assets - Class T Shares	$27,621,915
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,967,644
Net Asset Value Per Share	$14.04

(1) Includes cost of $95,485,255.

(2) Includes cost of repurchase agreements of $10,400,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017(1)

Investment Income:
Dividends	$963,129
Interest	52,363
Other income	31
Foreign tax withheld	(26,450)
Total Investment Income	989,073
Expenses:
Advisory fees	471,289
12b-1Distribution and shareholder servicing fees:
Class A Shares	612
Class C Shares	1,685
Class S Shares	123
Transfer agent administrative fees and expenses:
Class D Shares	14,494
Class S Shares	123
Class T Shares	22,830
Transfer agent networking and omnibus fees:
Class A Shares	328
Class C Shares	222
Class I Shares	38,131
Other transfer agent fees and expenses:
Class A Shares	31
Class C Shares	22
Class D Shares	3,582
Class I Shares	1,398
Class N Shares	9
Class S Shares	2
Class T Shares	137
Registration fees	104,027
Professional fees	27,757
Fund administration fees	4,755
Shareholder reports expense	3,938
Custodian fees	3,215
Non-interested Trustees’ fees and expenses	1,852
Other expenses	2,643
Total Expenses	703,205
Less: Excess Expense Reimbursement and Waivers	(91,344)
Net Expenses	611,861
Net Investment Income/(Loss)	377,212
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	4,204,492
Total Net Realized Gain/(Loss) on Investments	4,204,492
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,254,386
Total Change in Unrealized Net Appreciation/Depreciation	4,254,386
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,836,090

(1) Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Select Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)(1)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$377,212	$816,231
Net realized gain/(loss) on investments	4,204,492	5,204,044
Change in unrealized net appreciation/depreciation	4,254,386	9,548,213
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,836,090	15,568,488
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(34)	(3,555)
Class C Shares	—	(1,282)
Class D Shares	(62,760)	(179,178)
Class I Shares	(224,086)	(610,340)
Class N Shares	(7,267)	N/A
Class S Shares	(77)	(648)
Class T Shares	(87,518)	(40,478)
Total Dividends from Net Investment Income	(381,742)	(835,481)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(25,425)	(17,531)
Class C Shares	(17,177)	(9,113)
Class D Shares	(1,216,858)	(844,491)
Class I Shares	(3,754,475)	(2,899,095)
Class N Shares	(80,225)	N/A
Class S Shares	(6,479)	(3,315)
Class T Shares	(1,377,232)	(195,120)
Total Distributions from Net Realized Gain from Investment Transactions	(6,477,871)	(3,968,665)
Net Decrease from Dividends and Distributions to Shareholders	(6,859,613)	(4,804,146)
Capital Share Transactions:
Class A Shares	41,968	157,583
Class C Shares	(27,095)	162,441
Class D Shares	(1,568,383)	14,881,567
Class I Shares	(40,167)	(4,731,134)
Class N Shares	1,658,557	N/A
Class S Shares	46,434	19,697
Class T Shares	17,273,970	7,679,540
Net Increase/(Decrease) from Capital Share Transactions	17,385,284	18,169,694
Net Increase/(Decrease) in Net Assets	19,361,761	28,934,036
Net Assets:
Beginning of period	111,124,402	82,190,366
End of period	$130,486,163	$111,124,402

Undistributed Net Investment Income/(Loss)	$(6,506)	$(1,976)

(1) Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.71	$12.20	$12.50		$12.85	$11.76	$10.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.07(1)	0.11(1)		0.09(1)	0.17(1)	0.11
Net realized and unrealized gain/(loss)	1.02	2.15	0.35		0.31	1.79	1.66
Total from Investment Operations	1.05	2.22	0.46		0.40	1.96	1.77
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.12)	(0.04)		(0.17)	(0.11)	(0.10)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)		(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.74)	(0.71)	(0.76)		(0.75)	(0.87)	(0.83)
Net Asset Value, End of Period	$14.02	$13.71	$12.20		$12.50	$12.85	$11.76
Total Return*	7.64%	18.43%	4.22%		3.21%	17.25%	17.16%
Net Assets, End of Period (in thousands)	$511	$457	$265		$95	$132	$109
Average Net Assets for the Period (in thousands)	$488	$351	$118		$120	$114	$108
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.21%	1.17%		1.16%	1.34%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.11%	1.01%		1.03%	1.23%	1.21%
Ratio of Net Investment Income/(Loss)	0.38%	0.57%	0.96%		0.73%	1.39%	1.13%
Portfolio Turnover Rate	21%	49%	77%		54%	76%	62%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.43	$12.04	$12.39	$12.72	$11.68	$10.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.03)(1)	(0.01)(1)	(0.01)(1)	0.08(1)	0.03
Net realized and unrealized gain/(loss)	1.01	2.09	0.38	0.31	1.78	1.65
Total from Investment Operations	0.98	2.06	0.37	0.30	1.86	1.68
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	—	(0.05)	(0.06)	(0.05)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.74)	(0.67)	(0.72)	(0.63)	(0.82)	(0.78)
Net Asset Value, End of Period	$13.67	$13.43	$12.04	$12.39	$12.72	$11.68
Total Return*	7.28%	17.34%	3.44%	2.43%	16.38%	16.24%
Net Assets, End of Period (in thousands)	$331	$352	$165	$54	$183	$124
Average Net Assets for the Period (in thousands)	$336	$244	$80	$116	$157	$103
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.16%	1.99%	1.98%	1.96%	2.10%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.02%	1.89%	1.83%	1.83%	1.95%	1.97%
Ratio of Net Investment Income/(Loss)	(0.38)%	(0.23)%	(0.05)%	(0.05)%	0.65%	0.36%
Portfolio Turnover Rate	21%	49%	77%	54%	76%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Select Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.76	$12.23	$12.53	$12.88	$11.78	$10.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.10(1)	0.14(1)	0.12(1)	0.19(1)	0.13
Net realized and unrealized gain/(loss)	1.04	2.14	0.35	0.32	1.81	1.66
Total from Investment Operations	1.08	2.24	0.49	0.44	2.00	1.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.12)	(0.07)	(0.21)	(0.14)	(0.11)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.78)	(0.71)	(0.79)	(0.79)	(0.90)	(0.84)
Net Asset Value, End of Period	$14.06	$13.76	$12.23	$12.53	$12.88	$11.78
Total Return*	7.81%	18.60%	4.46%	3.49%	17.56%	17.34%
Net Assets, End of Period (in thousands)	$24,319	$25,384	$8,601	$6,612	$6,830	$5,742
Average Net Assets for the Period (in thousands)	$24,103	$19,932	$6,736	$6,494	$5,827	$4,266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.02%	1.00%	0.99%	1.06%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	0.89%	0.77%	0.80%	0.97%	1.01%
Ratio of Net Investment Income/(Loss)	0.61%	0.78%	1.14%	0.93%	1.57%	1.43%
Portfolio Turnover Rate	21%	49%	77%	54%	76%	62%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.78	$12.24	$12.54	$12.90	$11.80	$10.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.12(1)	0.14(1)	0.13(1)	0.22(1)	0.15
Net realized and unrealized gain/(loss)	1.03	2.13	0.36	0.32	1.81	1.67
Total from Investment Operations	1.08	2.25	0.50	0.45	2.03	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.12)	(0.08)	(0.23)	(0.17)	(0.12)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.78)	(0.71)	(0.80)	(0.81)	(0.93)	(0.85)
Net Asset Value, End of Period	$14.08	$13.78	$12.24	$12.54	$12.90	$11.80
Total Return*	7.85%	18.66%	4.50%	3.58%	17.76%	17.61%
Net Assets, End of Period (in thousands)	$75,955	$74,413	$70,980	$70,486	$80,260	$64,631
Average Net Assets for the Period (in thousands)	$73,934	$70,351	$68,578	$71,660	$72,827	$61,876
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	0.93%	0.88%	0.84%	0.89%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.82%	0.72%	0.71%	0.79%	0.87%
Ratio of Net Investment Income/(Loss)	0.66%	0.88%	1.19%	1.02%	1.78%	1.46%
Portfolio Turnover Rate	21%	49%	77%	54%	76%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31 (unaudited)	2017(1)
Net Asset Value, Beginning of Period	$13.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	1.04
Total from Investment Operations	1.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)
Distributions (from capital gains)	(0.74)
Total Dividends and Distributions	(0.81)
Net Asset Value, End of Period	$14.06
Total Return*	8.02%
Net Assets, End of Period (in thousands)	$1,619
Average Net Assets for the Period (in thousands)	$741
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%
Ratio of Net Investment Income/(Loss)	1.24%
Portfolio Turnover Rate	21%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.71	$12.21	$12.49	$12.87	$11.77	$10.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.08(2)	0.12(2)	0.07(2)	0.14(2)	0.09
Net realized and unrealized gain/(loss)	1.02	2.12	0.37	0.33	1.79	1.66
Total from Investment Operations	1.05	2.20	0.49	0.40	1.93	1.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.11)	(0.05)	(0.20)	(0.07)	(0.06)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.75)	(0.70)	(0.77)	(0.78)	(0.83)	(0.79)
Net Asset Value, End of Period	$14.01	$13.71	$12.21	$12.49	$12.87	$11.77
Total Return*	7.63%	18.30%	4.41%	3.18%	16.91%	16.91%
Net Assets, End of Period (in thousands)	$129	$82	$54	$52	$15	$13
Average Net Assets for the Period (in thousands)	$98	$74	$51	$43	$14	$12
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	1.34%	1.27%	1.23%	1.65%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.12%	0.89%	1.10%	1.45%	1.40%
Ratio of Net Investment Income/(Loss)	0.42%	0.60%	1.02%	0.54%	1.11%	0.94%
Portfolio Turnover Rate	21%	49%	77%	54%	76%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through December 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Select Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.76	$12.24	$12.51	$12.87	$11.77	$10.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.09(1)	0.12(1)	0.09(1)	0.19(1)	0.13
Net realized and unrealized gain/(loss)	1.03	2.14	0.37	0.33	1.81	1.65
Total from Investment Operations	1.07	2.23	0.49	0.42	2.00	1.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.12)	(0.04)	(0.20)	(0.14)	(0.10)
Distributions (from capital gains)	(0.74)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total Dividends and Distributions	(0.79)	(0.71)	(0.76)	(0.78)	(0.90)	(0.83)
Net Asset Value, End of Period	$14.04	$13.76	$12.24	$12.51	$12.87	$11.77
Total Return*	7.73%	18.48%	4.43%	3.39%	17.52%	17.25%
Net Assets, End of Period (in thousands)	$27,622	$10,437	$2,125	$1,326	$2,022	$1,357
Average Net Assets for the Period (in thousands)	$18,077	$6,057	$1,593	$2,906	$1,595	$1,274
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.10%	1.02%	1.01%	1.16%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.00%	0.86%	0.89%	1.04%	1.11%
Ratio of Net Investment Income/(Loss)	0.58%	0.66%	1.05%	0.72%	1.53%	1.25%
Portfolio Turnover Rate	21%	49%	77%	54%	76%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Select Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In

Janus Investment Fund	19

Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments

20	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	21

Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

22	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$10,400,000	$—	$(10,400,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	23

Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.70%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 3000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is .80%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to the Fund's benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan,

24	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 0.77%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make

Janus Investment Fund	25

Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $1,359.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $155.

26	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	53	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2017, the Fund engaged in cross trades amounting to $180,026 in sales, resulting in a net realized loss of $10,564. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 105,909,825	$24,577,960	$ (196,934)	$ 24,381,026

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Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2017(1)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,871	$ 53,151	25,224	$ 337,009
Reinvested dividends and distributions	1,812	25,459	1,612	21,086
Shares repurchased	(2,628)	(36,642)	(15,176)	(200,512)
Net Increase/(Decrease)	3,055	$ 41,968	11,660	$ 157,583
Class C Shares:
Shares sold	639	$ 8,950	17,841	$ 232,924
Reinvested dividends and distributions	1,255	17,177	808	10,395
Shares repurchased	(3,890)	(53,222)	(6,172)	(80,878)
Net Increase/(Decrease)	(1,996)	$ (27,095)	12,477	$ 162,441
Class D Shares:
Shares sold	128,707	$ 1,831,999	2,346,828	$30,973,451
Reinvested dividends and distributions	89,894	1,265,700	77,463	1,015,535
Shares repurchased	(333,164)	(4,666,082)	(1,282,864)	(17,107,419)
Net Increase/(Decrease)	(114,563)	$ (1,568,383)	1,141,427	$14,881,567
Class I Shares:
Shares sold	60,231	$ 862,218	254,843	$ 3,394,057
Reinvested dividends and distributions	282,167	3,978,561	267,284	3,509,435
Shares repurchased	(345,928)	(4,880,946)	(920,408)	(11,634,626)
Net Increase/(Decrease)	(3,530)	$ (40,167)	(398,281)	$ (4,731,134)
Class N Shares:
Shares sold	115,262	$ 1,662,091	-	$ -
Reinvested dividends and distributions	6,214	87,492	-	-
Shares repurchased	(6,309)	(91,026)	-	-
Net Increase/(Decrease)	115,167	$ 1,658,557	N/A	N/A
Class S Shares:
Shares sold	2,809	$ 39,878	1,243	$ 15,734
Reinvested dividends and distributions	467	6,556	303	3,963
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,276	$ 46,434	1,546	$ 19,697
Class T Shares:
Shares sold	1,288,213	$18,402,016	744,880	$ 9,800,890
Reinvested dividends and distributions	103,827	1,459,806	17,971	235,598
Shares repurchased	(183,111)	(2,587,852)	(177,805)	(2,356,948)
Net Increase/(Decrease)	1,208,929	$17,273,970	585,046	$ 7,679,540
(1)	Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$33,089,191	$ 22,191,696	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted

28	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Notes to Financial Statements (unaudited)

amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

30	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Janus Henderson Select Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

32	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

Janus Investment Fund	33

Janus Henderson Select Value Fund

Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Janus Henderson Select Value Fund

Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Janus Henderson Select Value Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Select Value Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

42	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	43

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

44	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	45

Janus Henderson Select Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Notes

NotesPage1

Janus Investment Fund	47

Janus Henderson Select Value Fund

Notes

NotesPage2

48	DECEMBER 31, 2017

Janus Henderson Select Value Fund

Notes

NotesPage3

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93033 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Short-Term Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short-Term Bond Fund

Janus Henderson Short-Term Bond Fund (unaudited)

FUND SNAPSHOT This dynamic, short-duration bond fund seeks risk-adjusted returns and capital preservation. Our approach leverages a bottom-up, fundamentally driven investment process.	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2017, Janus Henderson Short-Term Bond Fund’s Class I Shares returned 0.55%, compared with 0.13% for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

INVESTMENT ENVIRONMENT

The period started off relatively tranquil, with generally solid corporate earnings and the economy humming along at its slow but steady pace. Corporate credit spreads gradually compressed. In August, the Trump administration’s general lack of reform progress and escalating tensions between the U.S. and North Korea brought on brief hesitation, as did an influx of greater than expected supply in November. Overall, however, positive earnings data, strengthening fundamentals and an upward trajectory in global growth helped corporate credit gain ground. Late in the period, the passage of tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped investment-grade corporate credit spreads reach their tightest levels since the financial crisis. Spreads on high-yield corporate credit also tightened over the period.

Investors agreed that the Federal Reserve’s (Fed) measured pace to monetary policy normalization would continue under Jerome Powell, the nominee for the next Fed chairman. At its December meeting, the Fed took another step along the normalization path and raised its benchmark rate for the third time in 2017. It also began normalizing its balance sheet late in the period. The Treasury curve flattened. Fed-driven volatility pushed shorter-dated yields higher and the yield on the 30-year bond fell amid investors’ reach for yield. The 2-year Treasury note yield closed December at 1.88%, up from 1.38% in June.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index, during the six-month period. Outperformance was driven by our corporate credit exposure. Our overweight allocation to investment-grade corporate credit benefited results as spreads tightened. Our emphasis on owning securities in the lowest tier of investment-grade ratings was particularly accretive as “riskier” assets performed well during the period. For similar reasons, an out-of-index allocation to high yield contributed positively to performance. Within our corporate credit allocation, our continued focus on securities that provide greater spread carry than the index helped drive outperformance. Carry is a measure of excess income generated by the Fund’s holdings.

With yields climbing across the majority of the Treasury curve, the Fund’s underweight allocation to Treasury securities also proved beneficial. An out-of-index allocation to bank loans further aided performance. We continue to like the stable carry and short-term nature of the securities. Specifically, a position in Hilton supported outperformance in the segment. The company benefited from consumers’ general desire for experiences, as well as from its improving earnings profile after spinning out the time share portion of its business early in 2017. While considered high yield, we believe Hilton’s business is much healthier than the average high-yield issuer.

At the credit sector level, leading contributors included banking and midstream energy. Spread carry and our overweight allocations contributed to relative outperformance in both sectors. Banks, and financials in general, benefited from improved fundamentals, rising interest rates – which help pad net interest income – and the prospect of a more relaxed regulatory environment under the Trump administration. Within midstream energy, our exposure was supported by the stabilization of oil prices at higher levels over the period.

Janus Investment Fund	1

Janus Henderson Short-Term Bond Fund (unaudited)

No asset class, sector or individual corporate issuer meaningfully detracted from relative results. However, our allocation to finance companies weighed modestly on performance, largely due to our position in Park Aerospace Holdings. The international aircraft leasing company and subsidiary of Avolon Holdings Limited has loose equity ties to Bohai, a subsidiary of Chinese conglomerate HNA Group. Regulatory concerns and negative headlines surrounding HNA’s liquidity and asset sales flowed through to Park Aerospace during the quarter. We do not believe the recent spread widening is justified, and we continue to appreciate the firm’s best-in-class management team, strong fundamentals and operational execution.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We anticipate growth will remain steady and inflation subdued in 2018. The Fed will likely raise interest rates two to three times as a result. We expect range-bound but moderately higher Treasury yields and a flatter curve. The front end of the curve should rise as the Fed hikes, while a cautious Fed, investors’ demand for yield and growth without inflation should push long-term yields lower. However, we are mindful that a more aggressive than expected tightening path could result in policy error, an inverted Treasury curve and dramatic disruption in the rate market. We intend to continue in our tactical approach to yield curve positioning with a focus on capital preservation.

While both the economic and corporate earnings outlooks remain constructive and supported by tax reform, we expect a lower return environment for corporate credit compared with the previous two calendar years. Spread tightening will be moderate, in our view, and carry will be the primary driver of returns. Given rich valuations and the asymmetric risk profile of credit investing, security avoidance will be critical. We remain committed to managing idiosyncratic risk in the Fund and seeking higher-quality business models with consistent free cash flow and management teams committed to sound balance sheets. These issuers should offer steady carry and minimize downside risk.

As we balance a constructive fundamental outlook with the current valuation environment, we remain opportunistic, seeking to identify and capitalize on spread movements that create the potential for attractive returns. In particular, we expect U.S. tax reform and disruptive industry trends – such as the Amazon effect – to be potential generators of opportunities. As always, our goal is to participate in spread tightening while keeping capital preservation and strong risk-adjusted returns at the forefront.

Thank you for your investment in Janus Henderson Short-Term Bond Fund.

2	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund (unaudited)

Fund At A Glance

December 31, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.45%	1.56%
Class A Shares MOP	1.42%	1.52%
Class C Shares**	0.68%	0.79%
Class D Shares	1.62%	1.75%
Class I Shares	1.67%	1.78%
Class N Shares	1.77%	1.89%
Class S Shares	1.26%	1.37%
Class T Shares	1.52%	1.63%
Weighted Average Maturity		2.2 Years
Average Effective Duration***		1.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	4.6%
AA	17.0%
A	17.8%
BBB	41.4%
BB	9.9%
B	2.7%
NOT RATED	6.2%
Other	0.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	67.1%
United States Treasury Notes/Bonds	15.9%
Asset-Backed/Commercial Mortgage-Backed Securities	11.3%
Bank Loans and Mezzanine Loans	4.6%
Investment Companies	2.2%
Other	(1.1)%
100.0%

Janus Investment Fund	3

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017						per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.44%	1.11%	0.90%	2.51%	3.54%	0.90%	0.78%
Class A Shares at MOP	-2.16%	-1.50%	0.38%	2.02%	3.34%
Class C Shares at NAV	-0.28%	0.01%	0.08%	1.79%	2.84%	1.68%	1.56%
Class C Shares at CDSC	-1.27%	-0.98%	0.08%	1.79%	2.84%
Class D Shares(1)	0.19%	1.28%	1.05%	2.67%	3.89%	0.77%	0.64%
Class I Shares	0.55%	1.33%	1.13%	2.58%	3.77%	0.67%	0.56%
Class N Shares	0.59%	1.42%	1.19%	2.58%	3.85%	0.60%	0.49%
Class S Shares	0.02%	0.95%	0.75%	2.27%	3.36%	1.10%	0.99%
Class T Shares	0.14%	1.18%	0.94%	2.58%	3.85%	0.85%	0.74%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.13%	0.84%	0.84%	1.85%	3.86%**
Morningstar Quartile - Class T Shares	-	4th	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	-	372/540	264/467	130/393	61/151

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

4	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

** The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson Short-Term Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,004.40	$3.99	$1,000.00	$1,021.22	$4.02	0.79%
Class C Shares	$1,000.00	$997.20	$7.85	$1,000.00	$1,017.34	$7.93	1.56%
Class D Shares	$1,000.00	$1,001.90	$3.18	$1,000.00	$1,022.03	$3.21	0.63%
Class I Shares	$1,000.00	$1,005.50	$2.93	$1,000.00	$1,022.28	$2.96	0.58%
Class N Shares	$1,000.00	$1,005.90	$2.48	$1,000.00	$1,022.74	$2.50	0.49%
Class S Shares	$1,000.00	$1,000.20	$4.79	$1,000.00	$1,020.42	$4.84	0.95%
Class T Shares	$1,000.00	$1,001.40	$3.68	$1,000.00	$1,021.53	$3.72	0.73%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 11.3%
Americredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	$4,826,481	$4,826,571
Capital Auto Receivables Asset Trust 2013-4, 3.8300%, 7/20/22 (144A)	10,874,000	10,882,340
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,388,000	8,393,739
Capital One Multi-Asset Execution Trust, 1.9900%, 7/17/23	19,270,000	19,145,909
Citibank Credit Card Issuance Trust, 1.8000%, 9/20/21	20,538,000	20,432,940
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	719,597	717,599
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	1,789,402	1,776,645
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	1,112,825	1,107,769
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	951,059	945,192
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	839,339	836,402
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	877,475	873,585
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	1,847,121	1,835,979
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	1,658,135	1,650,825
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	1,423,569	1,414,286
Conn Funding II LP, 2.7300%, 7/15/19 (144A)	511,352	511,696
Conn Funding II LP, 2.7300%, 7/15/20 (144A)	3,364,000	3,363,857
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	1,176,397	1,167,620
DBJPM 16-C3 Mortgage Trust, 1.5020%, 9/10/49	2,698,711	2,656,633
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	10,620,383	10,503,771
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 2.2000%, 3.7521%, 2/25/24	5,952,270	6,132,190
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	9,651,000	9,582,605
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	842,591	838,597
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	1,713,497	1,705,124
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	1,062,766	1,056,580
Jimmy Johns Funding LLC, 3.6100%, 7/30/47 (144A)	6,690,233	6,715,990
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	890,039	887,341
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,164,593	1,155,697
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	1,582,180	1,570,564
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	1,516,702	1,509,774
Marlette Funding Trust 2017-3, 2.3600%, 12/15/24 (144A)	5,859,395	5,856,985
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	3,269,374	3,236,713
Oscar US Funding Trust IV, 2.5300%, 7/15/20 (144A)	2,806,562	2,807,907
OSCAR US Funding Trust V, 2.3100%, 11/15/19 (144A)	667,960	667,280
OSCAR US Funding Trust VII LLC, 2.4500%, 12/10/21 (144A)	6,170,000	6,114,322
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	6,170,000	6,090,641
Prosper Marketplace Issuance Trust Series 2017-1, 2.3600%, 11/15/23 (144A)	5,422,740	5,424,644
Santander Drive Auto Receivables Trust 2015-2, 1.8300%, 1/15/20	499,538	499,547
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	6,601,760	6,604,150
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	7,803,000	7,838,619
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18 (144A)§	5,333,000	5,333,884
Verizon Owner Trust 2016-1, 2.4500%, 9/20/21 (144A)	4,088,000	4,088,684
Verizon Owner Trust 2016-2, 2.1500%, 5/20/21 (144A)	6,697,000	6,659,047
Verizon Owner Trust 2017-2, 2.2200%, 12/20/21 (144A)	10,156,000	10,084,988
Verizon Owner Trust 2017-3, 2.0600%, 4/20/22 (144A)	5,616,000	5,587,151
Verizon Owner Trust 2017-3, 2.3800%, 4/20/22 (144A)	1,861,000	1,854,117
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	990,200	983,977
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	194,005	193,811
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,170,407	1,162,657
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	1,650,860	1,639,843
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	2,312,426	2,294,775
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 9/15/48	1,274,927	1,268,602
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	798,641	794,644
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $212,223,757)		211,284,808
Bank Loans and Mezzanine Loans – 4.6%
Capital Goods – 0.5%
Reynolds Group Holdings Inc, ICE LIBOR USD + 2.7500%, 4.0998%, 2/5/23	10,266,226	10,308,830

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Communications – 1.7%
Charter Communications Operating LLC,
ICE LIBOR USD + 2.0000% , 0%, 4/30/25(a)	$28,463,000	$28,473,247
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.8021%, 1/19/24	3,862,227	3,874,007
		32,347,254
Consumer Cyclical – 1.6%
Golden Nugget Inc/NV, ICE LIBOR USD + 3.2500%, 4.7699%, 10/4/23	6,060,366	6,102,061
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.5521%, 10/25/23	23,618,502	23,727,620
		29,829,681
Consumer Non-Cyclical – 0.3%
HCA Inc, ICE LIBOR USD + 2.2500%, 3.8190%, 2/15/24	5,375,380	5,406,450
Energy – 0.1%
Chief Exploration & Development LLC,
ICE LIBOR USD + 6.5000%, 7.9586%, 5/16/21	1,128,000	1,107,324
Technology – 0.2%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.3833%, 12/29/22	3,953,305	3,971,411
Transportation – 0.2%
Hanjin International Corp, ICE LIBOR USD + 2.5000%, 3.8539%, 10/19/20	3,486,000	3,494,715
Total Bank Loans and Mezzanine Loans (cost $86,378,770)		86,465,665
Corporate Bonds – 67.1%
Asset-Backed Securities – 1.6%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	29,049,000	29,009,601
Banking – 21.6%
Ally Financial Inc, 3.2500%, 2/13/18	1,323,000	1,323,662
Ally Financial Inc, 3.2500%, 11/5/18	7,525,000	7,543,813
Ally Financial Inc, 3.5000%, 1/27/19	5,730,000	5,758,650
Bank of America Corp, 2.1510%, 11/9/20	10,848,000	10,797,511
Bank of America Corp, ICE LIBOR USD 3 Month + 0.6600%, 2.3690%, 7/21/21	18,387,000	18,353,568
Bank of America Corp, 2.5030%, 10/21/22	15,321,000	15,155,922
Capital One Financial Corp, 2.4000%, 10/30/20	5,604,000	5,569,194
Citibank NA, 1.8500%, 9/18/19	20,519,000	20,390,724
Citigroup Inc, 2.4500%, 1/10/20	24,727,000	24,737,138
Citizens Bank NA/Providence RI, 2.3000%, 12/3/18	16,385,000	16,396,115
Citizens Bank NA/Providence RI, 2.5000%, 3/14/19	13,570,000	13,601,180
Citizens Bank NA/Providence RI, 2.2500%, 3/2/20	5,181,000	5,156,033
Discover Bank, 2.6000%, 11/13/18	8,115,000	8,142,495
Fifth Third Bank/Cincinnati OH, 2.3000%, 3/15/19	10,178,000	10,184,981
First Republic Bank/CA, 2.3750%, 6/17/19	1,100,000	1,097,897
Goldman Sachs Group Inc, 2.7500%, 9/15/20	10,310,000	10,360,816
Goldman Sachs Group Inc, 2.3500%, 11/15/21	21,166,000	20,842,772
Goldman Sachs Group Inc, 3.0000%, 4/26/22	7,028,000	7,054,876
JPMorgan Chase & Co, 2.2950%, 8/15/21	20,607,000	20,420,301
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 2.1025%, 7/23/19	29,253,000	29,432,557
Morgan Stanley, 2.6500%, 1/27/20	12,650,000	12,706,428
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8000%, 2.2129%, 2/14/20	12,934,000	12,985,552
National Australia Bank Ltd/New York, 2.2500%, 1/10/20	5,927,000	5,920,781
National Australia Bank Ltd/New York, 2.1250%, 5/22/20	10,565,000	10,501,973
PNC Bank NA, 2.0000%, 5/19/20	15,537,000	15,409,487
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18†	11,443,000	11,559,009
Synchrony Financial, 2.6000%, 1/15/19	8,022,000	8,036,693
Synchrony Financial, 3.0000%, 8/15/19	6,070,000	6,111,625
UBS AG/London, 2.4500%, 12/1/20 (144A)	6,024,000	6,005,844
US Bank NA/Cincinnati OH, 2.0000%, 1/24/20	12,726,000	12,671,593
Wells Fargo & Co, 2.5000%, 3/4/21	50,430,000	50,402,254
		404,631,444
Basic Industry – 4.9%
Air Liquide Finance SA, 1.3750%, 9/27/19 (144A)	11,988,000	11,800,628
Anglo American Capital PLC, 9.3750%, 4/8/19 (144A)	1,348,000	1,461,682
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	1,000,000	1,027,960

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	$207,000	$210,345
ArcelorMittal, 5.1250%, 6/1/20	5,959,000	6,227,155
CF Industries Inc, 7.1250%, 5/1/20	9,627,000	10,483,803
CF Industries Inc, 3.4000%, 12/1/21 (144A)	1,044,000	1,054,595
Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP,
1.7000%, 5/1/18 (144A)	10,104,000	10,097,486
Ecolab Inc, 2.0000%, 1/14/19	8,755,000	8,739,894
Freeport-McMoRan Inc, 3.1000%, 3/15/20	7,459,000	7,412,381
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	1,178,000	1,256,952
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	279,000	295,740
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	724,000	748,435
Sherwin-Williams Co, 2.2500%, 5/15/20	5,817,000	5,797,165
Steel Dynamics Inc, 5.1250%, 10/1/21	10,027,000	10,277,675
Teck Resources Ltd, 4.5000%, 1/15/21	11,730,000	12,095,976
Teck Resources Ltd, 4.7500%, 1/15/22	2,718,000	2,837,048
		91,824,920
Brokerage – 0.5%
E*TRADE Financial Corp, 2.9500%, 8/24/22	9,915,000	9,830,005
Capital Goods – 4.6%
Arconic Inc, 6.1500%, 8/15/20	10,582,000	11,376,708
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	1,530,000	1,556,775
Ball Corp, 4.3750%, 12/15/20	21,672,000	22,430,520
Bemis Co Inc, 6.8000%, 8/1/19	2,038,000	2,174,004
CNH Industrial Capital LLC, 3.6250%, 4/15/18	5,337,000	5,364,646
CNH Industrial Capital LLC, 4.3750%, 4/5/22	4,381,000	4,538,585
Harris Corp, 1.9990%, 4/27/18	10,453,000	10,442,053
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	8,863,000	9,483,410
Northrop Grumman Corp, 2.0800%, 10/15/20	11,395,000	11,301,302
Rockwell Collins Inc, 1.9500%, 7/15/19	2,993,000	2,977,375
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	4,701,000	5,147,595
		86,792,973
Communications – 2.3%
American Tower Corp, 3.4000%, 2/15/19	12,971,000	13,117,043
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.5790%, 7/23/20	7,914,000	8,061,010
Lamar Media Corp, 5.0000%, 5/1/23	137,000	141,110
Level 3 Financing Inc, 5.3750%, 8/15/22	2,059,000	2,085,355
Sirius XM Radio Inc, 3.8750%, 8/1/22 (144A)	264,000	264,660
TEGNA Inc, 5.1250%, 10/15/19	2,030,000	2,059,232
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	885,000	919,294
Verizon Communications Inc, 1.7500%, 8/15/21	15,056,000	14,650,075
Zayo Group LLC / Zayo Capital Inc, 6.0000%, 4/1/23	1,414,000	1,472,752
		42,770,531
Consumer Cyclical – 7.4%
Amazon.com Inc, 1.9000%, 8/21/20 (144A)	4,575,000	4,537,185
CVS Health Corp, 1.9000%, 7/20/18	19,955,000	19,948,910
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	1,290,000	1,323,347
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	12,922,000	12,959,468
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	8,125,000	8,175,674
Ford Motor Credit Co LLC, 2.0210%, 5/3/19	13,186,000	13,125,116
General Motors Co, 3.5000%, 10/2/18†	24,174,000	24,425,339
General Motors Financial Co Inc, 3.1000%, 1/15/19	512,000	514,737
General Motors Financial Co Inc, 2.6500%, 4/13/20	6,343,000	6,343,960
GLP Capital LP / GLP Financing II Inc, 4.3750%, 11/1/18	8,611,000	8,675,583
GLP Capital LP / GLP Financing II Inc, 4.8750%, 11/1/20	2,022,000	2,097,825
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	1,215,000	1,265,119
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	740,000	778,850
Lennar Corp, 4.1250%, 12/1/18	944,000	953,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Lennar Corp, 4.7500%, 4/1/21	$4,347,000	$4,520,880
M/I Homes Inc, 6.7500%, 1/15/21	4,054,000	4,195,890
Meritage Homes Corp, 4.5000%, 3/1/18	7,990,000	7,999,988
Meritage Homes Corp, 7.1500%, 4/15/20	9,497,000	10,327,987
MGM Resorts International, 5.2500%, 3/31/20	1,732,000	1,792,620
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	2,037,000	2,065,009
Schaeffler Finance BV, 4.7500%, 5/15/23 (144A)	500,000	510,000
Toll Brothers Finance Corp, 4.0000%, 12/31/18	1,058,000	1,075,193
		137,612,120
Consumer Non-Cyclical – 10.6%
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	32,197,000	32,355,720
Anheuser-Busch InBev Worldwide Inc,
ICE LIBOR USD 3 Month + 0.6900%, 2.0668%, 8/1/18	27,004,000	27,086,011
Becton Dickinson and Co, 2.1330%, 6/6/19	5,202,000	5,190,090
Becton Dickinson and Co, 2.4040%, 6/5/20	6,193,000	6,159,021
Cardinal Health Inc, 1.9480%, 6/14/19	5,662,000	5,626,672
Constellation Brands Inc, 3.8750%, 11/15/19	6,446,000	6,620,005
Constellation Brands Inc, 3.7500%, 5/1/21	5,107,000	5,278,574
Constellation Brands Inc, 2.7000%, 5/9/22	2,889,000	2,874,498
HCA Inc, 3.7500%, 3/15/19	22,453,000	22,649,464
HCA Inc, 4.2500%, 10/15/19	1,885,000	1,925,056
McCormick & Co Inc/MD, 2.7000%, 8/15/22	8,648,000	8,640,307
Molson Coors Brewing Co, 1.9000%, 3/15/19	9,642,000	9,598,273
Molson Coors Brewing Co, 1.4500%, 7/15/19	3,279,000	3,237,721
Molson Coors Brewing Co, 2.2500%, 3/15/20	9,642,000	9,592,820
Newell Brands Inc, 2.6000%, 3/29/19	1,219,000	1,223,068
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,669,000	11,562,104
Stryker Corp, 2.0000%, 3/8/19	9,727,000	9,711,259
Sysco Corp, 1.9000%, 4/1/19	7,453,000	7,431,828
Tenet Healthcare Corp, 4.7500%, 6/1/20	1,044,000	1,062,270
Teva Pharmaceutical Finance Netherlands III BV, 1.4000%, 7/20/18	9,522,000	9,458,572
TreeHouse Foods Inc, 4.8750%, 3/15/22	1,824,000	1,844,520
Zimmer Biomet Holdings Inc, 2.7000%, 4/1/20	10,047,000	10,051,314
		199,179,167
Electric – 1.8%
Dominion Energy Inc, 1.6000%, 8/15/19	6,208,000	6,139,064
Dynegy Inc, 7.3750%, 11/1/22	471,000	496,905
NRG Energy Inc, 6.2500%, 7/15/22	943,000	980,720
Southern Co, 1.5500%, 7/1/18†	12,833,000	12,806,939
Southern Co, 1.8500%, 7/1/19	12,613,000	12,535,511
		32,959,139
Energy – 4.5%
Antero Resources Corp, 5.3750%, 11/1/21	1,013,000	1,038,325
Canadian Natural Resources Ltd, 1.7500%, 1/15/18	12,892,000	12,889,693
Cenovus Energy Inc, 5.7000%, 10/15/19	175,000	184,065
Enterprise Products Operating LLC, 6.6500%, 4/15/18	2,940,000	2,978,175
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	10,802,000	10,820,639
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	25,375,000	25,594,370
NuStar Logistics LP, 4.8000%, 9/1/20	3,095,000	3,141,425
Phillips 66, ICE LIBOR USD 3 Month + 0.6500%, 2.0092%, 4/15/19 (144A)	6,245,000	6,248,636
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,616,000	9,673,742
Sunoco LP / Sunoco Finance Corp, 5.5000%, 8/1/20	10,393,000	10,695,696
Western Gas Partners LP, 5.3750%, 6/1/21	1,277,000	1,353,999
		84,618,765
Finance Companies – 0.6%
Park Aerospace Holdings Ltd, 3.6250%, 3/15/21 (144A)	2,967,000	2,855,738
USAA Capital Corp, ICE LIBOR USD 3 Month + 0.2300%, 1.6068%, 2/1/19 (144A)	7,612,000	7,614,417
		10,470,155

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – 0.4%
Berkshire Hathaway Inc, 2.2000%, 3/15/21	$7,831,000	$7,805,701
Natural Gas – 0.5%
Kinder Morgan Inc/DE, ICE LIBOR USD 3 Month + 1.2800%, 2.6392%, 1/15/23	9,394,000	9,549,603
Real Estate Investment Trusts (REITs) – 0%
FelCor Lodging LP, 6.0000%, 6/1/25	254,000	267,970
Technology – 4.7%
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.3750%, 1/15/20 (144A)	8,153,000	8,097,430
EMC Corp, 2.6500%, 6/1/20	6,314,000	6,233,606
Fidelity National Information Services Inc, 2.8500%, 10/15/18	12,527,000	12,602,960
Fidelity National Information Services Inc, 3.6250%, 10/15/20	7,259,000	7,457,909
First Data Corp, 7.0000%, 12/1/23 (144A)	10,999,000	11,631,442
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	445,000	465,470
Seagate HDD Cayman, 3.7500%, 11/15/18	3,483,000	3,533,504
Total System Services Inc, 2.3750%, 6/1/18	11,820,000	11,823,515
Total System Services Inc, 3.8000%, 4/1/21	12,458,000	12,767,866
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	14,311,000	14,285,540
		88,899,242
Transportation – 1.1%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.2000%, 7/15/20 (144A)	17,322,000	17,579,256
United Continental Holdings Inc, 6.0000%, 12/1/20	1,858,000	1,988,060
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	740,000	765,900
		20,333,216
Total Corporate Bonds (cost $1,258,680,443)		1,256,554,552
United States Treasury Notes/Bonds – 15.9%
1.2500%, 8/31/19	38,574,000	38,177,212
0.8750%, 9/15/19	13,989,000	13,753,245
1.3750%, 9/30/19	4,508,000	4,468,632
1.5000%, 10/31/19	57,739,000	57,335,109
1.7500%, 11/30/19	68,449,000	68,227,555
1.3750%, 2/15/20	19,409,000	19,192,758
1.5000%, 4/15/20	55,875,000	55,348,805
1.5000%, 5/15/20	11,366,000	11,255,893
1.5000%, 6/15/20	30,024,000	29,718,026
Total United States Treasury Notes/Bonds (cost $299,406,114)		297,477,235
Investment Companies – 2.2%
Money Markets – 2.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $40,292,465)	40,292,465	40,292,465
Total Investments (total cost $1,896,981,549) – 101.1%		1,892,074,725
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(19,710,947)
Net Assets – 100%		$1,872,363,778

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,692,620,418	89.5%
Belgium	59,441,731	3.1
Canada	37,885,127	2.0
Australia	16,422,754	0.9
United Kingdom	15,582,343	0.8
Taiwan	14,285,540	0.8
Japan	12,204,963	0.7
France	11,800,628	0.6
Israel	9,458,572	0.5
Switzerland	7,262,796	0.4
Luxembourg	6,227,155	0.3
Ireland	4,412,513	0.2
South Korea	3,494,715	0.2
Germany	510,000	0.0
Netherlands	465,470	0.0

Total	$1,892,074,725	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 2.2%
Money Markets – 2.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	$123,249	$—	$—	$40,292,465

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 2.2%
Money Markets – 2.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	61,906,740	523,602,758	(545,217,033)	40,292,465

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
5-Year US Treasury Note	618	3/29/18	$71,789,391	$168,981	$(57,938)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

Interest Rate Contracts

Liability Derivatives:
Variation margin payable	$ 57,938

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 185,247

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 168,981

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Futures contracts, sold	$34,071,690

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	Bloomberg Barclays 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $261,170,903, which represents 13.9% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $27,509,686.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18	8/11/17	$5,333,000	$5,333,884	0.3%

The Fund has registration rights for certain restricted securities held as of December 31, 2017. The issuer incurs all registration costs.

14	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$211,284,808	$-
Bank Loans and Mezzanine Loans	-	86,465,665	-
Corporate Bonds	-	1,256,554,552	-
United States Treasury Notes/Bonds	-	297,477,235	-
Investment Companies	-	40,292,465	-
Total Assets	$-	$1,892,074,725	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$57,938	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,851,782,260
Affiliated investments, at value(2)	40,292,465
Cash	1,296,150
Deposits with brokers for futures	400,000
Non-interested Trustees' deferred compensation	35,741
Receivables:
Interest	11,533,758
Fund shares sold	2,197,406
Dividends from affiliates	25,686
Other assets	18,303
Total Assets	1,907,581,769
Liabilities:
Variation margin payable	57,938
Payables:	—
Investments purchased	30,238,485
Fund shares repurchased	3,159,235
Advisory fees	742,623
Transfer agent fees and expenses	384,926
Dividends	239,146
12b-1 Distribution and shareholder servicing fees	42,248
Non-interested Trustees' deferred compensation fees	35,741
Professional fees	24,152
Non-interested Trustees' fees and expenses	14,762
Fund administration fees	12,939
Custodian fees	5,081
Accrued expenses and other payables	260,715
Total Liabilities	35,217,991
Net Assets	$1,872,363,778

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,899,613,737
Undistributed net investment income/(loss)	(499,066)
Undistributed net realized gain/(loss) from investments	(22,013,053)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(4,737,840)
Total Net Assets	$1,872,363,778
Net Assets - Class A Shares	$55,430,849
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,433,945
Net Asset Value Per Share(3)	$3.01
Maximum Offering Price Per Share(4)	$3.09
Net Assets - Class C Shares	$32,798,019
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,922,487
Net Asset Value Per Share(3)	$3.00
Net Assets - Class D Shares	$172,405,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,285,360
Net Asset Value Per Share	$3.01
Net Assets - Class I Shares	$583,371,311
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	194,082,229
Net Asset Value Per Share	$3.01
Net Assets - Class N Shares	$28,977,021
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,635,567
Net Asset Value Per Share	$3.01
Net Assets - Class S Shares	$1,645,752
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	548,337
Net Asset Value Per Share	$3.00
Net Assets - Class T Shares	$997,735,727
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	331,500,990
Net Asset Value Per Share	$3.01

(1) Includes cost of $1,856,689,084.

(2) Includes cost of $40,292,465.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Short-Term Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Interest	$21,995,094
Dividends from affiliates	123,249
Other income	648,532
Total Investment Income	22,766,875
Expenses:
Advisory fees	5,495,471
12b-1Distribution and shareholder servicing fees:
Class A Shares	83,441
Class C Shares	184,131
Class S Shares	2,388
Transfer agent administrative fees and expenses:
Class D Shares	107,361
Class S Shares	2,388
Class T Shares	1,352,514
Transfer agent networking and omnibus fees:
Class A Shares	16,974
Class C Shares	12,927
Class I Shares	267,327
Other transfer agent fees and expenses:
Class A Shares	3,515
Class C Shares	1,754
Class D Shares	21,168
Class I Shares	12,572
Class N Shares	467
Class S Shares	41
Class T Shares	8,884
Registration fees	86,825
Fund administration fees	79,964
Shareholder reports expense	75,374
Professional fees	42,810
Non-interested Trustees’ fees and expenses	32,265
Custodian fees	15,728
Other expenses	70,961
Total Expenses	7,977,250
Less: Excess Expense Reimbursement and Waivers	(1,072,711)
Net Expenses	6,904,539
Net Investment Income/(Loss)	15,862,336
Net Realized Gain/(Loss) on Investments:
Investments	(1,390,770)
Futures contracts	185,247
Total Net Realized Gain/(Loss) on Investments	(1,205,523)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(8,918,283)
Futures contracts	168,981
Total Change in Unrealized Net Appreciation/Depreciation	(8,749,302)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,907,511

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$15,862,336	$29,139,657
Net realized gain/(loss) on investments	(1,205,523)	682,115
Change in unrealized net appreciation/depreciation	(8,749,302)	(15,575,847)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,907,511	14,245,925
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(506,555)	(1,434,929)
Class C Shares	(139,720)	(232,907)
Class D Shares	(1,518,632)	(2,628,689)
Class I Shares	(5,098,689)	(7,658,250)
Class N Shares	(265,561)	(508,292)
Class S Shares	(12,968)	(26,852)
Class T Shares	(8,598,157)	(17,375,927)
Net Decrease from Dividends and Distributions to Shareholders	(16,140,282)	(29,865,846)
Capital Share Transactions:
Class A Shares	(26,979,348)	(56,934,305)
Class C Shares	(7,530,501)	(13,504,868)
Class D Shares	(6,672,517)	(10,511,818)
Class I Shares	32,072,861	33,653,603
Class N Shares	738,593	(7,071,062)
Class S Shares	(573,781)	(490,760)
Class T Shares	(157,799,503)	(338,985,594)
Net Increase/(Decrease) from Capital Share Transactions	(166,744,196)	(393,844,804)
Net Increase/(Decrease) in Net Assets	(176,976,967)	(409,464,725)
Net Assets:
Beginning of period	2,049,340,745	2,458,805,470
End of period	$1,872,363,778	$2,049,340,745

Undistributed Net Investment Income/(Loss)	$(499,066)	$(221,120)

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$3.02	$3.04	$3.04		$3.07	$3.05	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.04(1)	0.03(1)		0.04(1)	0.04(1)	0.05
Net realized and unrealized gain/(loss)	(0.02)	(0.02)	—(2)		(0.03)	0.03	(0.01)
Total from Investment Operations	0.01	0.02	0.03		0.01	0.07	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.03)		(0.04)	(0.04)	(0.05)
Distributions (from capital gains)	—	—	—		—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.04)	(0.03)		(0.04)	(0.05)	(0.07)
Net Asset Value, End of Period	$3.01	$3.02	$3.04		$3.04	$3.07	$3.05
Total Return*	0.44%	0.59%	1.07%		0.35%	2.33%	1.24%
Net Assets, End of Period (in thousands)	$55,431	$82,707	$140,541		$155,365	$171,464	$153,132
Average Net Assets for the Period (in thousands)	$66,827	$118,037	$149,362		$169,622	$164,880	$192,733
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.90%	0.90%		0.90%	0.85%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.80%	0.80%		0.80%	0.77%	0.81%
Ratio of Net Investment Income/(Loss)	1.48%	1.18%	1.06%		1.21%	1.41%	1.49%
Portfolio Turnover Rate	44%	82%	78%		84%	78%	100%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.02	$3.04	$3.03	$3.07	$3.05	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.01(1)	0.01(1)	0.01(1)	0.02(1)	0.02
Net realized and unrealized gain/(loss)	(0.02)	(0.02)	0.01	(0.04)	0.03	(0.01)
Total from Investment Operations	(0.01)	(0.01)	0.02	(0.03)	0.05	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.01)	(0.01)	(0.01)	(0.01)	(0.03)	(0.04)
Net Asset Value, End of Period	$3.00	$3.02	$3.04	$3.03	$3.07	$3.05
Total Return*	(0.28)%	(0.17)%	0.71%	(0.75)%	1.52%	0.46%
Net Assets, End of Period (in thousands)	$32,798	$40,512	$54,355	$54,465	$68,852	$78,276
Average Net Assets for the Period (in thousands)	$36,862	$48,661	$54,760	$61,751	$74,487	$78,430
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	1.66%	1.58%	1.67%	1.68%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.56%	1.56%	1.48%	1.57%	1.56%	1.55%
Ratio of Net Investment Income/(Loss)	0.73%	0.45%	0.37%	0.44%	0.60%	0.74%
Portfolio Turnover Rate	44%	82%	78%	84%	78%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.03	$3.05	$3.04	$3.08	$3.05	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.04(1)	0.04(1)	0.04(1)	0.05(1)	0.05
Net realized and unrealized gain/(loss)	(0.03)	(0.02)	0.01	(0.04)	0.04	(0.02)
Total from Investment Operations	—	0.02	0.05	—	0.09	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.04)	(0.04)	(0.04)	(0.06)	(0.07)
Net Asset Value, End of Period	$3.01	$3.03	$3.05	$3.04	$3.08	$3.05
Total Return*	0.19%	0.75%	1.56%	0.19%	2.77%	1.01%
Net Assets, End of Period (in thousands)	$172,405	$180,025	$191,793	$188,072	$201,587	$208,522
Average Net Assets for the Period (in thousands)	$178,569	$187,619	$189,850	$194,242	$202,309	$210,423
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.76%	0.76%	0.76%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.64%	0.64%	0.64%	0.66%	0.69%
Ratio of Net Investment Income/(Loss)	1.66%	1.37%	1.22%	1.37%	1.51%	1.60%
Portfolio Turnover Rate	44%	82%	78%	84%	78%	100%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.02	$3.04	$3.04	$3.07	$3.05	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.04(1)	0.04(1)	0.04(1)	0.05(1)	0.05
Net realized and unrealized gain/(loss)	(0.02)	(0.02)	—(2)	(0.03)	0.03	(0.01)
Total from Investment Operations	0.01	0.02	0.04	0.01	0.08	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.04)	(0.04)	(0.04)	(0.06)	(0.07)
Net Asset Value, End of Period	$3.01	$3.02	$3.04	$3.04	$3.07	$3.05
Total Return*	0.55%	0.82%	1.32%	0.60%	2.54%	1.48%
Net Assets, End of Period (in thousands)	$583,371	$554,512	$524,171	$446,894	$391,360	$315,482
Average Net Assets for the Period (in thousands)	$581,105	$516,841	$496,267	$450,223	$356,795	$307,611
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.67%	0.65%	0.65%	0.66%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.57%	0.54%	0.55%	0.56%	0.55%
Ratio of Net Investment Income/(Loss)	1.71%	1.45%	1.31%	1.46%	1.60%	1.73%
Portfolio Turnover Rate	44%	82%	78%	84%	78%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.02	$3.04	$3.04	$3.07	$3.05	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.05(1)	0.04(1)	0.05(1)	0.05(1)	0.05
Net realized and unrealized gain/(loss)	(0.02)	(0.02)	—(2)	(0.03)	0.03	(0.01)
Total from Investment Operations	0.01	0.03	0.04	0.02	0.08	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.05)	(0.04)	(0.05)	(0.05)	(0.05)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.05)	(0.04)	(0.05)	(0.06)	(0.07)
Net Asset Value, End of Period	$3.01	$3.02	$3.04	$3.04	$3.07	$3.05
Total Return*	0.59%	0.89%	1.37%	0.66%	2.59%	1.48%
Net Assets, End of Period (in thousands)	$28,977	$28,393	$35,702	$38,345	$35,680	$37,619
Average Net Assets for the Period (in thousands)	$28,770	$33,131	$36,943	$38,577	$43,206	$37,659
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.60%	0.59%	0.59%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.50%	0.49%	0.49%	0.51%	0.55%
Ratio of Net Investment Income/(Loss)	1.80%	1.50%	1.36%	1.52%	1.60%	1.74%
Portfolio Turnover Rate	44%	82%	78%	84%	78%	100%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.02	$3.04	$3.03	$3.07	$3.05	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.03(1)	0.03(1)	0.03(1)	0.04(1)	0.04
Net realized and unrealized gain/(loss)	(0.02)	(0.02)	0.01	(0.04)	0.03	(0.01)
Total from Investment Operations	—	0.01	0.04	(0.01)	0.07	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.03)	(0.03)	(0.03)	(0.04)	(0.04)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.03)	(0.03)	(0.03)	(0.05)	(0.06)
Net Asset Value, End of Period	$3.00	$3.02	$3.04	$3.03	$3.07	$3.05
Total Return*	0.02%	0.42%	1.34%	(0.17)%	2.15%	1.03%
Net Assets, End of Period (in thousands)	$1,646	$2,228	$2,736	$2,609	$3,863	$5,149
Average Net Assets for the Period (in thousands)	$1,914	$2,506	$2,708	$3,366	$4,353	$5,117
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.10%	1.08%	1.09%	1.08%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.97%	0.86%	0.99%	0.96%	0.99%
Ratio of Net Investment Income/(Loss)	1.32%	1.04%	0.99%	1.02%	1.20%	1.29%
Portfolio Turnover Rate	44%	82%	78%	84%	78%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.03	$3.05	$3.04	$3.08	$3.05	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.04(1)	0.03(1)	0.04(1)	0.04(1)	0.05
Net realized and unrealized gain/(loss)	(0.03)	(0.02)	0.01	(0.04)	0.04	(0.02)
Total from Investment Operations	—	0.02	0.04	—	0.08	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.03)	(0.04)	(0.04)	(0.05)
Distributions (from capital gains)	—	—	—	—(2)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.04)	(0.03)	(0.04)	(0.05)	(0.07)
Net Asset Value, End of Period	$3.01	$3.03	$3.05	$3.04	$3.08	$3.05
Total Return*	0.14%	0.65%	1.46%	0.08%	2.67%	0.90%
Net Assets, End of Period (in thousands)	$997,736	$1,160,964	$1,509,507	$1,743,219	$2,123,511	$2,209,497
Average Net Assets for the Period (in thousands)	$1,081,678	$1,347,246	$1,604,829	$1,940,826	$2,130,299	$2,200,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.85%	0.84%	0.84%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.73%	0.74%	0.76%	0.80%
Ratio of Net Investment Income/(Loss)	1.55%	1.26%	1.12%	1.27%	1.37%	1.49%
Portfolio Turnover Rate	44%	82%	78%	84%	78%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

24	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments

Janus Investment Fund	25

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the

Janus Investment Fund	27

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

28	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are

Janus Investment Fund	29

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

30	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.64
Over $300 Million	0.54

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.49% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees

Janus Investment Fund	31

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in

32	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $2,020.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $3,288 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $6,997.

Janus Investment Fund	33

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	74	1
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2017, the Fund engaged in cross trades amounting to $125,455,258 in purchases and $40,288,369 in sales, resulting in a net realized gain of $81,303. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(13,826,539)	$(7,015,224)	$ (20,841,763)

34	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,897,429,149	$ 2,799,429	$ (8,153,853)	$ (5,354,424)

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 168,981	$ -	$ 168,981

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	35

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,896,495	$ 8,749,655	11,960,003	$ 36,235,844
Reinvested dividends and distributions	134,760	407,011	401,870	1,216,424
Shares repurchased	(11,962,280)	(36,136,014)	(31,209,443)	(94,386,573)
Net Increase/(Decrease)	(8,931,025)	$ (26,979,348)	(18,847,570)	$ (56,934,305)
Class C Shares:
Shares sold	762,078	$ 2,296,948	3,165,966	$ 9,576,400
Reinvested dividends and distributions	36,004	108,513	60,322	182,443
Shares repurchased	(3,295,384)	(9,935,962)	(7,693,808)	(23,263,711)
Net Increase/(Decrease)	(2,497,302)	$ (7,530,501)	(4,467,520)	$ (13,504,868)
Class D Shares:
Shares sold	6,685,942	$ 20,209,512	13,174,374	$ 39,947,924
Reinvested dividends and distributions	490,510	1,481,844	847,554	2,568,946
Shares repurchased	(9,387,084)	(28,363,873)	(17,500,205)	(53,028,688)
Net Increase/(Decrease)	(2,210,632)	$ (6,672,517)	(3,478,277)	$ (10,511,818)
Class I Shares:
Shares sold	57,944,886	$ 175,005,708	110,732,536	$ 334,950,709
Reinvested dividends and distributions	1,367,203	4,127,881	1,839,578	5,566,521
Shares repurchased	(48,722,495)	(147,060,728)	(101,399,443)	(306,863,627)
Net Increase/(Decrease)	10,589,594	$ 32,072,861	11,172,671	$ 33,653,603
Class N Shares:
Shares sold	987,105	$ 2,983,238	1,221,730	$ 3,703,446
Reinvested dividends and distributions	87,921	265,464	167,865	508,292
Shares repurchased	(831,219)	(2,510,109)	(3,729,769)	(11,282,800)
Net Increase/(Decrease)	243,807	$ 738,593	(2,340,174)	$ (7,071,062)
Class S Shares:
Shares sold	77,708	$ 233,800	166,527	$ 503,713
Reinvested dividends and distributions	4,293	12,929	8,877	26,831
Shares repurchased	(272,021)	(820,510)	(337,632)	(1,021,304)
Net Increase/(Decrease)	(190,020)	$ (573,781)	(162,228)	$ (490,760)
Class T Shares:
Shares sold	13,714,748	$ 41,464,042	62,583,759	$ 189,887,370
Reinvested dividends and distributions	2,825,202	8,535,701	5,695,846	17,265,588
Shares repurchased	(68,722,016)	(207,799,246)	(180,231,286)	(546,138,552)
Net Increase/(Decrease)	(52,182,066)	$(157,799,503)	(111,951,681)	$(338,985,594)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$547,726,735	$ 713,955,342	$ 299,036,433	$ 299,036,433

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment

36	DECEMBER 31, 2017

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	49

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	51

Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	53

Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Short-Term Bond Fund

Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93030 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

Janus Henderson Small Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Robert Perkins co-portfolio manager	Craig Kempler co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the six months ended December 31, 2017, Janus Henderson Small Cap Value Fund’s Class I Shares returned 8.42%, outperforming its benchmark, the Russell 2000® Value Index, which returned 7.26%. Stock selection and our overweight in industrials aided relative returns during the period, as did our stock selection in financials and information technology. Our energy, health care and consumer discretionary holdings weighed on relative performance.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth boosted equities in the second half of 2017. Geopolitical concerns in August weighed on markets as North Korea fired missiles over Japan, and equities sold off. However, sentiment quickly reversed and markets rebounded. After a drawdown of nearly 6% through the end of August, the Russell 2000 Value Index rose sharply as small-cap stocks rallied sharply on the hopes that tax reform would be implemented and inflation was increasing. Concerns around the passage of the tax bill moderated returns in the fall, but late in the period, the passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs.

CONTRIBUTORS

UniFirst rents workplace uniform and protective work wear, and provides first aid supplies. The company is a top three player in the U.S., with 10% market share. The stock was higher in the period as the firm continues to perform well – evidenced by an earnings beat on strong organic revenue as the core uniform rental market performs well. With a new CEO in place, capital allocation is increasingly a focus for investors, given the net cash balance sheet. While we trimmed our position on strength, UniFirst remains our largest holding in the portfolio.

Trinity Industries is a leading manufacturer of rail cars, barges, wind towers, electric distribution towers and highway guardrails. During the period, the Fifth Circuit Court of Appeals dismissed a sizable verdict against the company which had weighed on the shares. Later, the company announced it would split into two entities, separating its rail segment from its infrastructure business. The market reacted positively to both announcements. We continue to believe the stock is undervalued and added to our position during the period.

The Hanover Group is a property and casualty insurance company, specializing in small commercial lines, personal lines and specialty insurance. Strength of the balance sheet continues to drive better-than-expected earnings and improved book-value-per-share growth. We believe the company is defensively positioned with greater operating leverage as compared peers, along with very little interest rate sensitivity or exposure to macroeconomic shocks.

DETRACTORS

MicroStrategy is a leader in business intelligence (BI) software. BI software helps companies analyze existing data for current and potential customers. The company’s shares declined after it reported a weak quarter and guided down based on an increase in future spending to fuel future growth. While we did not expect the company to go through this large of an investment cycle this soon, the increased spend is tied to future cloud-based software products and an increase in the sales force. We do not believe there has been a change in the competitive position of MicroStrategy: the company generates positive free cash flow and has a very strong balance sheet, in our view. As we believe shares are now trading at a very

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)

depressed level with a favorable reward-to-risk ratio, we added to our position on weakness.

Cedar Fair operates regional amusement parks and on-site hotels; it is geographically diversified with parks across nine states in the U.S. and one in Canada. Cedar Fair has long-term opportunities to grow topline as it continues to build out undeveloped acres and increases penetration of its seasonal pass program. The company reported soft revenue results as some parks were negatively impacted by weather during the period. Given what we view as its defensive characteristics, stable fundamentals and attractive reward-to-risk ratio, we added to our position on weakness and view the name as a core holding.

INC Research, a global health care contract research organization (CRO), fell due to disappointing third quarter 2017 earnings results, along with weak fourth quarter 2017 and 2018 guidance. This muddled outlook is due to the fact that the company’s acquisition of InVentiv, a firm that focuses on providing sales and marketing solutions for smaller drug companies, is not going as planned. While we still like the fundamentals of the core business as pharmaceutical companies continue to outsource research and development functions the integration risk of InVentiv will remain for some time.

OUTLOOK AND POSITIONING

While valuations in the U.S. equity market remain elevated, we do not believe U.S. small-cap stocks are expensive relative to other market caps, particularly large caps. Using non-normalized trailing operating earnings, small-cap stocks are at a 4% premium to large caps, which is in line with the long-term average premium of 3% over the past 34 years.

There are also other reasons to be more optimistic for U.S. small caps, including:

1. Small caps typically have a 6% higher tax rate than large caps, so they will likely be bigger beneficiaries of tax reform.

2. Continued regulatory relief should ease pressure more for small caps, particularly banks.

3. Improving domestic GDP disproportionately benefits small caps since nearly 80% of small-caps’ revenues are domestic.

4. Small-cap value has seen the lowest percentage of inflow to ETFs of any of the value market cap categories in 2017.

While the equity market may continue to power higher with positive data, we believe it makes sense – now more than ever – to be looking at defensively oriented value strategies. Since the market bottom in 2009, during a period of falling interest rates and sub-par economic growth, growth outperformed value. However, value has historically performed well during rising rate environments. Given the outlook for better economic growth and potential for increasing inflation, we believe the environment is established for value to begin performing better relative to growth.

Additionally, as of year-end, we have gone 22 months since the last 10% correction in the S&P 500® Index, a broad measure of the U.S. equity market. Meanwhile, the S&P 500 is up 46% since the low in February 2016 and is trading at 20x 2018 estimates as of year-end. Complacency in the market is pervasive, with the CBOE Volatility Index® regularly setting new lows and record short interest in this index.

Simply put, risks are increasing in the market. While it makes sense to have general exposure to the equity market, we think it is specifically important to invest in strategies that aim to protect on the downside. While the strategy has performed well in the recent up-market phase, as always, we remain focused on what can go wrong and minimizing losses in a more challenging market environment.

We remain overweight industrials, consumer staples and materials. However, given increased valuations and less attractive reward-to-risk ratios, we have been slowly reducing our exposure in industrials. We have added to our staples exposure, primarily in the beaten down grocery space. The Fund is slightly underweight financials and energy, but we have opportunistically added to select holdings in both of these groups. More meaningful underweights in technology, consumer discretionary, health care, real estate and utilities remain unchanged.

Thank you for your continued co-investment with us in the Small Cap Value Fund.

2	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	UniFirst Corp/MA	0.60%	MicroStrategy Inc	-0.25%
	Trinity Industries Inc	0.55%	Cedar Fair LP	-0.23%
	Hanover Insurance Group Inc	0.54%	INC Research Holdings Inc	-0.23%
	Dana Inc	0.42%	Gulfport Energy Corp	-0.22%
	Cal-Maine Foods Inc	0.38%	Black Hills Corp	-0.20%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.27%	18.36%	11.84%
	Financials	0.77%	28.09%	30.65%
	Information Technology	0.43%	5.75%	9.29%
	Consumer Staples	0.40%	10.04%	2.73%
	Real Estate	0.40%	4.85%	11.28%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-0.57%	5.08%	6.15%
	Health Care	-0.42%	2.32%	5.96%
	Consumer Discretionary	-0.41%	6.69%	10.41%
	Other**	-0.35%	4.14%	0.00%
	Utilities	-0.24%	5.16%	6.86%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
UniFirst Corp/MA
Commercial Services & Supplies	3.5%
Cal-Maine Foods Inc
Food Products	2.9%
Cedar Fair LP
Hotels, Restaurants & Leisure	2.7%
Hanover Insurance Group Inc
Insurance	2.6%
Equity Commonwealth
Equity Real Estate Investment Trusts (REITs)	2.4%
14.1%

Asset Allocation - (% of Net Assets)
Common Stocks	95.3%
Repurchase Agreements	4.1%
Investment Companies	0.9%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

4	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses
Class A Shares at NAV	8.20%	12.42%	13.77%	9.61%	1.36%
Class A Shares at MOP	2.00%	5.97%	12.43%	8.96%
Class C Shares at NAV	7.89%	11.68%	13.06%	8.84%	1.99%
Class C Shares at CDSC	6.90%	10.68%	13.06%	8.84%
Class D Shares(1)	8.36%	12.72%	14.11%	9.91%	1.04%
Class I Shares	8.42%	12.81%	14.15%	9.83%	1.03%
Class L Shares(2)	8.45%	12.88%	14.26%	10.08%	1.10%
Class N Shares	8.45%	12.90%	14.29%	9.83%	0.88%
Class R Shares	8.05%	12.11%	13.44%	9.28%	1.64%
Class S Shares	8.18%	12.35%	13.72%	9.56%	1.38%
Class T Shares	8.32%	12.61%	14.01%	9.83%	1.13%
Russell 2000 Value Index	7.26%	7.84%	13.01%	8.17%
Morningstar Quartile - Class T Shares	-	1st	1st	1st
Morningstar Ranking - based on total returns for Small Value Funds	-	71/409	93/358	49/301

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective October 3, 2017, Justin Tugman, Craig Kempler and Robert Perkins are Co-Portfolio Managers of the Fund.

(1) Closed to certain new investors.

(2) Closed to new investors.

6	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,082.00	$6.66	$1,000.00	$1,018.80	$6.46	1.27%
Class C Shares	$1,000.00	$1,078.90	$9.90	$1,000.00	$1,015.68	$9.60	1.89%
Class D Shares	$1,000.00	$1,083.60	$5.09	$1,000.00	$1,020.32	$4.94	0.97%
Class I Shares	$1,000.00	$1,084.20	$4.68	$1,000.00	$1,020.72	$4.53	0.89%
Class L Shares	$1,000.00	$1,084.50	$4.52	$1,000.00	$1,020.87	$4.38	0.86%
Class N Shares	$1,000.00	$1,084.50	$4.31	$1,000.00	$1,021.07	$4.18	0.82%
Class R Shares	$1,000.00	$1,080.50	$8.23	$1,000.00	$1,017.29	$7.98	1.57%
Class S Shares	$1,000.00	$1,081.80	$6.87	$1,000.00	$1,018.60	$6.67	1.31%
Class T Shares	$1,000.00	$1,083.20	$5.57	$1,000.00	$1,019.86	$5.40	1.06%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 95.3%
Aerospace & Defense – 1.5%
BWX Technologies Inc	386,230	$23,363,053
National Presto Industries Inc	224,405	22,317,077
		45,680,130
Auto Components – 1.1%
Dana Inc	139,824	4,475,766
Delphi Technologies PLC*	521,647	27,370,818
		31,846,584
Banks – 16.8%
1st Source Corp	454,209	22,460,635
Access National Corp	651,404	18,135,087
BancFirst Corp	483,445	24,728,212
Bank of Hawaii Corp	168,410	14,432,737
Banner Corp	878,291	48,411,400
Cadence BanCorp*	1,400,697	37,986,903
Carolina Financial Corp	655,153	24,338,934
Columbia Banking System Inc	742,912	32,272,097
First Hawaiian Inc	1,495,324	43,633,554
Hancock Holding Co	637,400	31,551,300
HomeTrust Bancshares Inc*	783,033	20,163,100
Independent Bank Corp/Rockland MA	400,348	27,964,308
Pacific Premier Bancorp Inc*	719,863	28,794,520
Pinnacle Financial Partners Inc	481,999	31,956,534
Prosperity Bancshares Inc	1,015,774	71,175,284
Union Bankshares Corp	689,695	24,946,268
		502,950,873
Building Products – 1.0%
Simpson Manufacturing Co Inc	531,424	30,509,052
Capital Markets – 1.9%
Cohen & Steers Inc	1,208,478	57,148,925
Chemicals – 2.1%
Valvoline Inc	2,013,349	50,454,526
Westlake Chemical Partners LP	530,439	13,234,453
		63,688,979
Commercial Services & Supplies – 3.5%
UniFirst Corp/MA	637,878	105,186,082
Construction & Engineering – 1.3%
Valmont Industries Inc	229,191	38,011,327
Construction Materials – 1.6%
United States Lime & Minerals Inc	98,689	7,608,922
US Concrete Inc*	478,276	40,007,787
		47,616,709
Containers & Packaging – 3.3%
Graphic Packaging Holding Co	2,965,468	45,816,481
Sonoco Products Co	971,718	51,637,095
		97,453,576
Electrical Equipment – 3.2%
Encore Wire Corp	1,036,474	50,424,460
Thermon Group Holdings Inc*,£	1,902,885	45,041,288
		95,465,748
Electronic Equipment, Instruments & Components – 2.5%
Tech Data Corp*	514,669	50,422,122
Vishay Intertechnology Inc	1,172,730	24,334,147
		74,756,269
Energy Equipment & Services – 2.9%
Basic Energy Services Inc*	587,809	13,795,877
Keane Group Inc*	1,926,183	36,616,739
Mammoth Energy Services Inc*,£	1,876,917	36,843,881
		87,256,497

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 4.2%
Equity Commonwealth*	2,343,939	$71,513,579
Sun Communities Inc	576,622	53,498,989
		125,012,568
Food & Staples Retailing – 2.8%
Casey's General Stores Inc	333,326	37,312,512
Ingles Markets Inc	602,914	20,860,824
SpartanNash Co	940,439	25,090,913
		83,264,249
Food Products – 8.5%
Cal-Maine Foods Inc*	1,975,831	87,825,688
Hostess Brands Inc*	2,488,712	36,857,825
J&J Snack Foods Corp	185,429	28,153,685
John B Sanfilippo & Son Inc	223,103	14,111,265
Nomad Foods Ltd*	3,585,332	60,627,964
Seaboard Corp	6,260	27,606,600
		255,183,027
Health Care Technology – 0.4%
Omnicell Inc*	256,523	12,441,366
Hotels, Restaurants & Leisure – 3.5%
Cedar Fair LP	1,220,083	79,293,194
Del Frisco's Restaurant Group Inc*,£	1,637,504	24,971,936
		104,265,130
Independent Power and Renewable Electricity Producers – 0.6%
NextEra Energy Partners LP	394,959	17,026,682
Information Technology Services – 0.6%
Jack Henry & Associates Inc	158,929	18,588,336
Insurance – 6.2%
Argo Group International Holdings Ltd	423,117	26,085,163
First American Financial Corp	745,015	41,750,641
Hanover Insurance Group Inc	715,747	77,357,936
RenaissanceRe Holdings Ltd	313,636	39,389,545
		184,583,285
Leisure Products – 0.7%
Acushnet Holdings Corp	1,046,852	22,067,640
Life Sciences Tools & Services – 1.1%
Cambrex Corp*	241,514	11,592,672
INC Research Holdings Inc*	514,412	22,428,363
		34,021,035
Machinery – 5.2%
ESCO Technologies Inc	683,309	41,169,367
Lincoln Electric Holdings Inc	379,931	34,794,081
RBC Bearings Inc*	161,237	20,380,357
Trinity Industries Inc	1,565,467	58,642,394
		154,986,199
Media – 0.8%
IMAX Corp*	1,051,902	24,351,531
Metals & Mining – 2.7%
Commercial Metals Co	1,959,672	41,780,207
Compass Minerals International Inc	533,915	38,575,359
		80,355,566
Mortgage Real Estate Investment Trusts (REITs) – 2.0%
MFA Financial Inc	4,536,876	35,932,058
Two Harbors Investment Corp	1,360,318	22,118,771
		58,050,829
Multi-Utilities – 4.3%
Black Hills Corp	1,162,636	69,886,050
NorthWestern Corp	983,157	58,694,473
		128,580,523

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 2.2%
Gulfport Energy Corp*	2,863,739	$36,541,310
Newfield Exploration Co*	928,197	29,266,051
		65,807,361
Paper & Forest Products – 0.7%
Boise Cascade Co	508,458	20,287,474
Pharmaceuticals – 0.5%
Catalent Inc*	357,292	14,677,555
Real Estate Investment Trusts (REITs) – 0.2%
Granite Point Mortgage Trust Inc	293,273	5,202,663
Road & Rail – 1.1%
Heartland Express Inc	1,388,917	32,417,323
Semiconductor & Semiconductor Equipment – 0.5%
Teradyne Inc	370,709	15,521,586
Software – 1.8%
MicroStrategy Inc*	157,815	20,721,110
Nice Ltd (ADR)	365,586	33,601,009
		54,322,119
Textiles, Apparel & Luxury Goods – 0.5%
Movado Group Inc	496,075	15,973,615
Thrifts & Mortgage Finance – 1.5%
Beneficial Bancorp Inc	1,408,751	23,173,954
Washington Federal Inc	625,537	21,424,642
		44,598,596
Total Common Stocks (cost $2,350,155,212)		2,849,157,009
Investment Companies – 0.9%
Open-End Fund – 0.9%
Boyd Group Income Fund (cost $22,613,799)	331,654	26,623,625
Repurchase Agreements – 4.1%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,014,222) with ING Financial Markets LLC, 1.2800%, dated 12/29/17, maturing 1/2/18 to be repurchased at $50,007,111 collateralized by $101,875,468 in U.S. Treasuries 0% - 3.0000%, 1/4/18 - 8/15/47 with a value of $102,014,587	$50,000,000	50,000,000
Undivided interest of 21.0% in a joint repurchase agreement (principal amount $62,900,000 with a maturity value of $62,908,946) with ING Financial Markets LLC, 1.2800%, dated 12/29/17, maturing 1/2/18 to be repurchased at $13,201,877 collateralized by $63,040,793 in U.S. Treasuries 0.6250% - 3.0000%, 4/30/18 - 8/15/46 with a value of $64,167,204	13,200,000	13,200,000
Undivided interest of 24.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,034,722) with Royal Bank of Canada, NY Branch, 1.2500%, dated 12/29/17, maturing 1/2/18 to be repurchased at $60,008,333 collateralized by $256,677,721 in U.S. Treasuries 0.1250% - 2.5000%, 8/31/20 - 2/15/45 with a value of $255,035,466	60,000,000	60,000,000
Total Repurchase Agreements (cost $123,200,000)		123,200,000
Total Investments (total cost $2,495,969,011) – 100.3%		2,998,980,634
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(9,710,554)
Net Assets – 100%		$2,989,270,080

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,878,128,036	96.0%
United Kingdom	60,627,964	2.0
Israel	33,601,009	1.1
Canada	26,623,625	0.9

Total	$2,998,980,634	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Common Stocks – 3.6%
Electrical Equipment – 1.5%
Thermon Group Holdings Inc*	$—	$(32,222)	$8,926,738	$45,041,288
Energy Equipment & Services – 1.2%
Mammoth Energy Services Inc*,š	—	2,040,508	3,187,223	N/A
Hotels, Restaurants & Leisure – 0.8%
Del Frisco's Restaurant Group Inc*	—	—	(92,571)	24,971,936

Total Affiliated Investments – 3.6%	$—	$2,008,286	$12,021,390	$70,013,224

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Common Stocks – 3.6%
Electrical Equipment – 1.5%
Thermon Group Holdings Inc*	1,901,348	78,928	(77,391)	1,902,885
Energy Equipment & Services – 1.2%
Mammoth Energy Services Inc*,š	1,864,346	508,266	(495,695)	1,876,917
Hotels, Restaurants & Leisure – 0.8%
Del Frisco's Restaurant Group Inc*	814,091	823,413	—	1,637,504

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

CBOE Volatility Index®

CBOE Volatility Index® or VIX® Index® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options and is a widely used measure of market risk. The VIX Index methodology is the property of Chicago Board of Options Exchange, which is not affiliated with Janus Henderson.

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of December 31, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,849,157,009	$-	$-
Investment Companies	-	26,623,625	-
Repurchase Agreements	-	123,200,000	-
Total Assets	$2,849,157,009	$149,823,625	$-

12	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$2,805,767,410
Affiliated investments, at value(2)	70,013,224
Repurchase agreements, at value(3)	123,200,000
Non-interested Trustees' deferred compensation	57,268
Receivables:
Fund shares sold	5,165,130
Dividends	2,607,590
Investments sold	266,099
Interest	17,322
Other assets	23,314
Total Assets	3,007,117,357
Liabilities:
Due to custodian	1,264,994
Payables:	—
Fund shares repurchased	12,883,239
Advisory fees	2,022,142
Investments purchased	930,438
Transfer agent fees and expenses	418,855
12b-1 Distribution and shareholder servicing fees	64,857
Non-interested Trustees' deferred compensation fees	57,268
Professional fees	23,188
Fund administration fees	20,465
Non-interested Trustees' fees and expenses	19,822
Custodian fees	5,213
Accrued expenses and other payables	136,796
Total Liabilities	17,847,277
Net Assets	$2,989,270,080

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,430,314,187
Undistributed net investment income/(loss)	16,641,775
Undistributed net realized gain/(loss) from investments and foreign currency transactions	39,294,783
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	503,019,335
Total Net Assets	$2,989,270,080
Net Assets - Class A Shares	$50,720,226
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,193,205
Net Asset Value Per Share(4)	$23.13
Maximum Offering Price Per Share(5)	$24.54
Net Assets - Class C Shares	$24,119,451
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,102,210
Net Asset Value Per Share(4)	$21.88
Net Assets - Class D Shares	$135,816,467
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,929,774
Net Asset Value Per Share	$22.90
Net Assets - Class I Shares	$1,230,889,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,458,301
Net Asset Value Per Share	$23.03
Net Assets - Class L Shares	$196,981,333
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,335,968
Net Asset Value Per Share	$23.63
Net Assets - Class N Shares	$428,434,512
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,650,057
Net Asset Value Per Share	$22.97
Net Assets - Class R Shares	$39,312,670
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,746,568
Net Asset Value Per Share	$22.51
Net Assets - Class S Shares	$69,717,968
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,056,718
Net Asset Value Per Share	$22.81
Net Assets - Class T Shares	$813,278,401
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,431,609
Net Asset Value Per Share	$22.95

(1) Includes cost of $2,286,098,510.

(2) Includes cost of $86,670,501.

(3) Includes cost of repurchase agreements of $123,200,000.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

See footnotes at the end of the Statement.

Investment Income:
Dividends	$29,721,281
Interest	608,420
Other income	27
Foreign tax withheld	(9,316)
Total Investment Income	30,320,412
Expenses:
Advisory fees	10,969,010
12b-1Distribution and shareholder servicing fees:
Class A Shares	67,518
Class C Shares	106,840
Class R Shares	92,893
Class S Shares	86,602
Transfer agent administrative fees and expenses:
Class D Shares	79,055
Class L Shares	203,305
Class R Shares	46,446
Class S Shares	86,602
Class T Shares	1,006,874
Transfer agent networking and omnibus fees:
Class A Shares	81,291
Class C Shares	11,438
Class I Shares	398,284
Other transfer agent fees and expenses:
Class A Shares	2,865
Class C Shares	1,051
Class D Shares	13,743
Class I Shares	25,759
Class L Shares	1,587
Class N Shares	5,856
Class R Shares	411
Class S Shares	629
Class T Shares	6,694
Registration fees	180,624
Fund administration fees	112,708
Shareholder reports expense	81,717
Professional fees	52,020
Non-interested Trustees’ fees and expenses	45,502
Custodian fees	15,674
Other expenses	40,277
Total Expenses	13,823,275
Less: Excess Expense Reimbursement and Waivers	(213,238)
Net Expenses	13,610,037
Net Investment Income/(Loss)	16,710,375

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$109,743,244
Investments in affiliates	2,008,286
Total Net Realized Gain/(Loss) on Investments	111,751,530
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	92,576,024
Investments in affiliates	12,021,390
Total Change in Unrealized Net Appreciation/Depreciation	104,597,414
Net Increase/(Decrease) in Net Assets Resulting from Operations	$233,059,319

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$16,710,375	$13,759,677
Net realized gain/(loss) on investments	111,751,530	223,085,499
Change in unrealized net appreciation/depreciation	104,597,414	191,511,704
Net Increase/(Decrease) in Net Assets Resulting from Operations	233,059,319	428,356,880
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(20,766)	(96,224)
Class C Shares	—	(1,419)
Class D Shares	(449,629)	(694,015)
Class I Shares	(4,722,071)	(4,731,692)
Class L Shares	(845,434)	(1,128,442)
Class N Shares	(2,059,460)	(1,506,813)
Class R Shares	—	(28,935)
Class S Shares	—	(154,868)
Class T Shares	(2,126,569)	(3,114,344)
Total Dividends from Net Investment Income	(10,223,929)	(11,456,752)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(3,977,605)	(1,545,493)
Class C Shares	(1,980,756)	(581,907)
Class D Shares	(10,689,863)	(4,509,595)
Class I Shares	(96,679,568)	(28,595,378)
Class L Shares	(15,154,906)	(6,616,021)
Class N Shares	(33,807,193)	(8,387,339)
Class R Shares	(3,139,691)	(849,309)
Class S Shares	(5,550,100)	(2,293,538)
Class T Shares	(64,613,557)	(24,052,630)
Total Distributions from Net Realized Gain from Investment Transactions	(235,593,239)	(77,431,210)
Net Decrease from Dividends and Distributions to Shareholders	(245,817,168)	(88,887,962)
Capital Share Transactions:
Class A Shares	(3,335,977)	6,878,055
Class C Shares	3,003,412	5,904,432
Class D Shares	2,351,879	35,430,084
Class I Shares	207,713,543	563,064,800
Class L Shares	3,551,739	(35,231,141)
Class N Shares	130,910,731	86,959,163
Class R Shares	4,058,965	14,148,320
Class S Shares	(707,065)	3,136,619
Class T Shares	10,016,329	129,690,835
Net Increase/(Decrease) from Capital Share Transactions	357,563,556	809,981,167
Net Increase/(Decrease) in Net Assets	344,805,707	1,149,450,085
Net Assets:
Beginning of period	2,644,464,373	1,495,014,288
End of period	$2,989,270,080	$2,644,464,373

Undistributed Net Investment Income/(Loss)	$16,641,775	$10,155,329

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$23.19	$19.64	$22.28		$26.99	$23.62	$21.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.07(1)	0.11(1)		0.14(1)	0.11(1)	0.15
Net realized and unrealized gain/(loss)	1.81	4.26	(0.03)		0.92	4.71	3.56
Total from Investment Operations	1.91	4.33	0.08		1.06	4.82	3.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.05)	(0.06)		(0.02)	(0.15)	(0.21)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)		(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(1.97)	(0.78)	(2.72)		(5.77)	(1.45)	(1.11)
Net Asset Value, End of Period	$23.13	$23.19	$19.64		$22.28	$26.99	$23.62
Total Return*	8.20%	22.16%	1.38%		4.61%	20.92%	18.27%
Net Assets, End of Period (in thousands)	$50,720	$53,732	$39,424		$49,599	$89,450	$115,675
Average Net Assets for the Period (in thousands)	$53,880	$46,728	$39,350		$57,774	$108,703	$128,765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.36%	1.36%		1.03%	1.05%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.35%	1.34%		1.03%	1.05%	1.00%
Ratio of Net Investment Income/(Loss)	0.86%	0.31%	0.57%		0.57%	0.43%	0.64%
Portfolio Turnover Rate	21%	83%	84%		86%	62%	60%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.09	$18.82	$21.49	$26.37	$23.13	$20.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	(0.06)(1)	0.03(1)	(0.02)(1)	(0.07)(1)	(0.15)
Net realized and unrealized gain/(loss)	1.72	4.06	(0.04)	0.89	4.61	3.61
Total from Investment Operations	1.75	4.00	(0.01)	0.87	4.54	3.46
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—	—	—	—(2)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Net Asset Value, End of Period	$21.88	$22.09	$18.82	$21.49	$26.37	$23.13
Total Return*	7.89%	21.38%	0.97%	3.94%	20.06%	17.31%
Net Assets, End of Period (in thousands)	$24,119	$21,379	$12,975	$12,844	$16,390	$17,316
Average Net Assets for the Period (in thousands)	$22,158	$17,299	$11,777	$14,245	$16,844	$18,953
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.89%	1.94%	1.77%	1.69%	1.79%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	1.94%	1.77%	1.69%	1.77%	1.80%
Ratio of Net Investment Income/(Loss)	0.27%	(0.27)%	0.15%	(0.09)%	(0.29)%	(0.16)%
Portfolio Turnover Rate	21%	83%	84%	86%	62%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.01	$19.50	$22.19	$27.04	$23.66	$21.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.14(1)	0.17(1)	0.21(1)	0.19(1)	0.20
Net realized and unrealized gain/(loss)	1.79	4.21	(0.03)	0.92	4.72	3.57
Total from Investment Operations	1.93	4.35	0.14	1.13	4.91	3.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.11)	(0.17)	(0.23)	(0.23)	(0.31)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(2.04)	(0.84)	(2.83)	(5.98)	(1.53)	(1.21)
Net Asset Value, End of Period	$22.90	$23.01	$19.50	$22.19	$27.04	$23.66
Total Return*	8.36%	22.47%	1.75%	4.93%	21.30%	18.53%
Net Assets, End of Period (in thousands)	$135,816	$134,026	$81,616	$77,948	$81,194	$74,980
Average Net Assets for the Period (in thousands)	$131,398	$122,637	$74,406	$77,652	$78,901	$72,194
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	1.04%	1.05%	0.71%	0.74%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.04%	1.05%	0.71%	0.74%	0.77%
Ratio of Net Investment Income/(Loss)	1.16%	0.63%	0.86%	0.87%	0.73%	0.85%
Portfolio Turnover Rate	21%	83%	84%	86%	62%	60%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.13	$19.60	$22.27	$27.09	$23.70	$21.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.14(1)	0.18(1)	0.22(1)	0.19(1)	0.25
Net realized and unrealized gain/(loss)	1.81	4.24	(0.03)	0.92	4.73	3.54
Total from Investment Operations	1.96	4.38	0.15	1.14	4.92	3.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.12)	(0.16)	(0.21)	(0.23)	(0.32)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(2.06)	(0.85)	(2.82)	(5.96)	(1.53)	(1.22)
Net Asset Value, End of Period	$23.03	$23.13	$19.60	$22.27	$27.09	$23.70
Total Return*	8.42%	22.50%	1.78%	4.98%	21.31%	18.62%
Net Assets, End of Period (in thousands)	$1,230,889	$1,029,136	$350,777	$516,201	$617,119	$821,829
Average Net Assets for the Period (in thousands)	$1,119,362	$791,904	$363,550	$556,326	$767,593	$1,114,888
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	1.03%	0.99%	0.67%	0.74%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	1.03%	0.99%	0.67%	0.74%	0.71%
Ratio of Net Investment Income/(Loss)	1.27%	0.66%	0.89%	0.93%	0.75%	0.94%
Portfolio Turnover Rate	21%	83%	84%	86%	62%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.69	$20.04	$22.73	$27.55	$24.08	$21.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.17(1)	0.20(1)	0.25(1)	0.23(1)	0.53
Net realized and unrealized gain/(loss)	1.85	4.33	(0.03)	0.94	4.80	3.34
Total from Investment Operations	2.01	4.50	0.17	1.19	5.03	3.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.12)	(0.20)	(0.26)	(0.26)	(0.34)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(2.07)	(0.85)	(2.86)	(6.01)	(1.56)	(1.24)
Net Asset Value, End of Period	$23.63	$23.69	$20.04	$22.73	$27.55	$24.08
Total Return*	8.45%	22.63%	1.85%	5.10%	21.45%	18.74%
Net Assets, End of Period (in thousands)	$196,981	$193,771	$195,526	$200,531	$212,533	$230,021
Average Net Assets for the Period (in thousands)	$192,206	$198,852	$186,026	$195,145	$226,789	$251,154
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.10%	1.10%	0.77%	0.80%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.91%	0.92%	0.59%	0.61%	0.63%
Ratio of Net Investment Income/(Loss)	1.28%	0.77%	0.99%	1.01%	0.87%	1.00%
Portfolio Turnover Rate	21%	83%	84%	86%	62%	60%

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.09	$19.55	$22.25	$27.09	$23.71	$21.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.17(1)	0.20(1)	0.25(1)	0.24(1)	0.33
Net realized and unrealized gain/(loss)	1.79	4.23	(0.03)	0.93	4.72	3.49
Total from Investment Operations	1.96	4.40	0.17	1.18	4.96	3.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.13)	(0.21)	(0.27)	(0.28)	(0.35)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(2.08)	(0.86)	(2.87)	(6.02)	(1.58)	(1.25)
Net Asset Value, End of Period	$22.97	$23.09	$19.55	$22.25	$27.09	$23.71
Total Return*	8.45%	22.67%	1.88%	5.15%	21.47%	18.78%
Net Assets, End of Period (in thousands)	$428,435	$300,685	$175,258	$202,182	$200,869	$251,691
Average Net Assets for the Period (in thousands)	$359,284	$253,523	$185,180	$200,334	$279,014	$64,999
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.88%	0.89%	0.56%	0.58%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.88%	0.89%	0.56%	0.58%	0.60%
Ratio of Net Investment Income/(Loss)	1.40%	0.78%	1.02%	1.03%	0.92%	0.92%
Portfolio Turnover Rate	21%	83%	84%	86%	62%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.64	$19.23	$21.88	$26.66	$23.34	$20.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.01(1)	0.05(1)	0.07(1)	0.04(1)	0.04
Net realized and unrealized gain/(loss)	1.76	4.15	(0.03)	0.90	4.65	3.56
Total from Investment Operations	1.83	4.16	0.02	0.97	4.69	3.60
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	(0.01)	—	(0.07)	(0.17)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(1.96)	(0.75)	(2.67)	(5.75)	(1.37)	(1.07)
Net Asset Value, End of Period	$22.51	$22.64	$19.23	$21.88	$26.66	$23.34
Total Return*	8.05%	21.78%	1.12%	4.32%	20.56%	17.87%
Net Assets, End of Period (in thousands)	$39,313	$35,452	$17,504	$18,692	$23,700	$30,415
Average Net Assets for the Period (in thousands)	$37,024	$26,130	$16,585	$19,708	$28,330	$31,106
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.57%	1.64%	1.64%	1.31%	1.33%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.57%	1.64%	1.64%	1.31%	1.33%	1.34%
Ratio of Net Investment Income/(Loss)	0.58%	0.03%	0.27%	0.28%	0.16%	0.29%
Portfolio Turnover Rate	21%	83%	84%	86%	62%	60%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.89	$19.41	$22.07	$26.88	$23.53	$20.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.06(1)	0.10(1)	0.13(1)	0.10(1)	0.12
Net realized and unrealized gain/(loss)	1.78	4.20	(0.03)	0.91	4.69	3.57
Total from Investment Operations	1.88	4.26	0.07	1.04	4.79	3.69
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	(0.07)	(0.10)	(0.14)	(0.23)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(1.96)	(0.78)	(2.73)	(5.85)	(1.44)	(1.13)
Net Asset Value, End of Period	$22.81	$22.89	$19.41	$22.07	$26.88	$23.53
Total Return*	8.18%	22.08%	1.38%	4.60%	20.86%	18.19%
Net Assets, End of Period (in thousands)	$69,718	$70,490	$56,720	$59,685	$72,148	$80,862
Average Net Assets for the Period (in thousands)	$69,111	$68,319	$51,668	$65,570	$80,958	$86,346
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.38%	1.39%	1.06%	1.08%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.38%	1.38%	1.06%	1.08%	1.10%
Ratio of Net Investment Income/(Loss)	0.82%	0.29%	0.52%	0.53%	0.40%	0.53%
Portfolio Turnover Rate	21%	83%	84%	86%	62%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.05	$19.53	$22.21	$27.04	$23.65	$21.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.12(1)	0.15(1)	0.19(1)	0.17(1)	0.20
Net realized and unrealized gain/(loss)	1.79	4.22	(0.03)	0.92	4.72	3.55
Total from Investment Operations	1.92	4.34	0.12	1.11	4.89	3.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.09)	(0.14)	(0.19)	(0.20)	(0.28)
Distributions (from capital gains)	(1.96)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total Dividends and Distributions	(2.02)	(0.82)	(2.80)	(5.94)	(1.50)	(1.18)
Net Asset Value, End of Period	$22.95	$23.05	$19.53	$22.21	$27.04	$23.65
Total Return*	8.32%	22.39%	1.63%	4.85%	21.20%	18.44%
Net Assets, End of Period (in thousands)	$813,278	$805,793	$565,214	$562,317	$707,642	$846,044
Average Net Assets for the Period (in thousands)	$803,234	$721,659	$510,577	$617,628	$773,664	$880,189
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.13%	1.14%	0.81%	0.83%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.13%	1.13%	0.81%	0.83%	0.84%
Ratio of Net Investment Income/(Loss)	1.07%	0.55%	0.78%	0.79%	0.65%	0.79%
Portfolio Turnover Rate	21%	83%	84%	86%	62%	60%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be

24	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $20,392,091 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Janus Investment Fund	25

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

26	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	27

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$63,200,000	$—	$(63,200,000)	$—
Royal Bank of Canada, NY Branch	60,000,000	—	(60,000,000)	—

Total	$123,200,000	$—	$(123,200,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.72%.

28	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.78%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. The previous expense limit (until November 1, 2017) was 0.96%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for

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Notes to Financial Statements (unaudited)

the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital

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Notes to Financial Statements (unaudited)

for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $28,921.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $4,259.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2017, the Fund engaged in cross trades amounting to $408,307 in purchases and $4,160,372 in sales, resulting in a net realized loss of $635,857. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	31

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Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,497,267,724	$527,513,693	$(25,800,783)	$ 501,712,910

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Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	566,451	$ 13,278,934	1,453,055	$ 32,147,345
Reinvested dividends and distributions	119,486	2,769,683	59,222	1,331,892
Shares repurchased	(810,195)	(19,384,594)	(1,201,771)	(26,601,182)
Net Increase/(Decrease)	(124,258)	$ (3,335,977)	310,506	$ 6,878,055
Class C Shares:
Shares sold	143,700	$ 3,230,720	480,160	$ 10,146,371
Reinvested dividends and distributions	83,915	1,840,264	24,297	522,133
Shares repurchased	(93,000)	(2,067,572)	(226,230)	(4,764,072)
Net Increase/(Decrease)	134,615	$ 3,003,412	278,227	$ 5,904,432
Class D Shares:
Shares sold	387,853	$ 9,153,059	3,687,642	$ 80,857,039
Reinvested dividends and distributions	475,599	10,914,991	228,280	5,086,083
Shares repurchased	(758,091)	(17,716,171)	(2,277,219)	(50,513,038)
Net Increase/(Decrease)	105,361	$ 2,351,879	1,638,703	$ 35,430,084
Class I Shares:
Shares sold	11,138,761	$260,916,197	36,026,230	$771,265,446
Reinvested dividends and distributions	4,008,709	92,480,928	1,353,062	30,295,065
Shares repurchased	(6,189,502)	(145,683,582)	(10,778,825)	(238,495,711)
Net Increase/(Decrease)	8,957,968	$207,713,543	26,600,467	$563,064,800
Class L Shares:
Shares sold	70,385	$ 1,687,133	441,978	$ 9,824,018
Reinvested dividends and distributions	639,837	15,151,335	321,703	7,373,433
Shares repurchased	(552,939)	(13,286,729)	(2,341,687)	(52,428,592)
Net Increase/(Decrease)	157,283	$ 3,551,739	(1,578,006)	$ (35,231,141)
Class N Shares:
Shares sold	5,873,338	$137,515,505	7,161,522	$156,634,815
Reinvested dividends and distributions	1,558,038	35,866,037	442,875	9,893,831
Shares repurchased	(1,803,513)	(42,470,811)	(3,547,354)	(79,569,483)
Net Increase/(Decrease)	5,627,863	$130,910,731	4,057,043	$ 86,959,163
Class R Shares:
Shares sold	217,485	$ 4,955,134	916,051	$ 19,777,614
Reinvested dividends and distributions	129,022	2,910,736	35,949	790,513
Shares repurchased	(165,994)	(3,806,905)	(296,135)	(6,419,807)
Net Increase/(Decrease)	180,513	$ 4,058,965	655,865	$ 14,148,320
Class S Shares:
Shares sold	264,621	$ 6,147,813	1,149,734	$ 24,520,440
Reinvested dividends and distributions	242,768	5,549,682	110,281	2,448,245
Shares repurchased	(530,754)	(12,404,560)	(1,102,507)	(23,832,066)
Net Increase/(Decrease)	(23,365)	$ (707,065)	157,508	$ 3,136,619
Class T Shares:
Shares sold	4,283,802	$100,312,126	13,607,736	$295,495,146
Reinvested dividends and distributions	2,868,563	65,976,950	1,206,111	26,932,454
Shares repurchased	(6,677,947)	(156,272,747)	(8,793,395)	(192,736,765)
Net Increase/(Decrease)	474,418	$ 10,016,329	6,020,452	$129,690,835

Janus Investment Fund	33

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$677,715,284	$ 571,049,434	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

Janus Investment Fund	37

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

46	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	47

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

48	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

50	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Small Cap Value Fund

Notes

NotesPage1

52	DECEMBER 31, 2017

Janus Henderson Small Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93034 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Strategic Income Fund (formerly named Henderson Strategic Income Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Strategic Income Fund

Janus Henderson Strategic Income Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Strategic Income Fund is a global strategic fixed income fund seeking total return through current income and capital appreciation. The Fund makes strategic asset allocation decisions among countries, fixed income asset classes, sectors and credit ratings. We believe that outside of the bond’s coupon, asset allocation is the primary driver of returns. Specifically, we actively manage the Fund’s duration position and credit exposure based on where we believe we are in the economic cycle. The Fund’s flexibility allows it to source return from a wide range of global fixed income securities. In addition, by style, we favor sensible income from large, non-cyclical businesses which are likely to continue paying their coupons in the years to come. In recent years, divergent developed market central bank policy has created an opportunity for us to profit from those economies where interest rates have been cut whilst the U.S. has been raising rates. The portfolio seeks to take advantage of these opportunities across developed markets and avoids currency bets.

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Strategic Income Class I Shares returned 1.91% over the six-month reporting period to end of December 31, 2017. The Fund’s primary benchmark, Bloomberg Barclays Global Aggregate Credit Index (USD hedged), returned 2.37% and its competitive peer group, Morningstar World Bond category, returned 2.09%.

INVESTMENT ENVIRONMENT

The second half of 2017 was relatively uneventful from a market perspective. Perhaps the most interesting aspect of market conditions was the lack of volatility across multiple asset classes which in many cases, reached multi-decade lows. This is exactly the kind of market environment which provides a positive catalyst for higher yielding asset classes as investors moved further out the risk spectrum in order to source returns. Credit markets did not disappoint and provided the vast majority of the return for the Fund which will be discussed below. In contrast, government bond markets provided a more challenging backdrop as yields drifted higher at the 10-year point and accelerated higher in the case of the front end U.S. Treasury yields. The consequent flattening of the yield curve was pronounced and to a normal reaction from the bond market for an economy like the U.S. deemed to be late in its economic cycle. Other developed market central banks pursued somewhat divergent interest rate policies. Canada began raising interest rates at decent speed (increasing 0.50% in 2017), while the Bank of England tentatively took back the 0.25% cut post-Brexit with an equivalent raise in November 2017. In contrast, Australia did not raise interest rates, but continued to use tougher mortgage regulation to cool down the housing market in this economy while inflation remained underwhelming. We continue to be fascinated by a small group of economies (comprising 3.2% of global GDP) which have experienced rapidly rising house prices, household indebtedness and a huge expansion of bank balance sheets in recent years far exceeding peaks from 2007. These are: Sweden, Canada, Australia, New Zealand and Norway. In many of these economies house prices have begun to fall from peaks recorded in early 2017 and financial vulnerabilities are so considerable that their central banks will be constrained (to varying degrees) in hiking interest rates. These are exactly the government bond markets which have the potential to outperform. The ability for other bond markets to outperform the U.S. was supported by the fiscal expansion

Janus Investment Fund	1

Janus Henderson Strategic Income Fund (unaudited)

delivered in December 2017 tax reform and an increasingly well-entrenched rhythm of rate hikes.

PERFORMANCE DISCUSSION

The weakness of the U.S. dollar continued during the second half of 2017. Indeed, the DXY dollar index fell approximately 3.5% in value over this period. As the Fund hedges its currency back to USD it did not benefit from this effect and this acted as a headwind to relative performance versus the Morningstar World Bond category. Activity continued to be focused in two key areas: interest rate duration and credit exposure.

Starting with duration management, the Fund’s duration moved around considerably during the second half of the year, and we used interest rate futures both to extend and reduce duration at different times. A minimal positive return resulted from this activity, but the willingness to reduce duration was a changed mindset from the first half of the year. The reason for this was twofold: valuation, firstly, with U.S. 10-year yields touching close to 2% in early September provided one such opportunity to reducing duration. Secondly, a growing reflationary mindset. Indeed, many of the short-term/cyclical narratives that government bond bears should feast upon were evident: synchronized global growth, risk asset melt-up, higher commodity prices, etc. By mid-December it became increasingly clear with the passage of U.S. tax reform that the onus was on the bears to push yields higher in the U.S. and potentially challenge the 3% 10-year level if they were ever to do this.

Corporate bond exposures drove returns during the period, reflecting the broad strength of the market. Notable positive contributors included financials (long-dated legacy UK/Dutch bank bonds) as the market appeared to come around to our view that these bonds would potentially be bought back by the banks at a premium given their phasing out as Tier 1 capital under Basel 3 regulations. In aggregate it was a benign market environment for our investment approach and strategy and there were no bonds detracting more than -2.5 basis points of performance during the period reflecting the underlying health of the market and our style. The kind of companies that did default in the high-yield market were exactly the low-quality industries that we would naturally avoid: retailers across the globe and an airline in Europe for example.

Given the strength of risk assets and credit markets specifically, we reduced the Fund’s weighting in lower-rated corporate bonds and loans during the second half of 2017. Investment grade and sovereign bonds in select countries were the beneficiaries with particular focus on Australia and a small allocation to Canada initiated.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We continue to view the world through the lens of long-term structural disinflationary forces and divergent economic cycles in the developed world. The range and speed of industry disruptions in 2017 is our key takeaway and continues to drive a focus on quality businesses with sustainable cash flows, as opposed to trying to time cyclical upswings in low-quality industries and companies. We expect the current environment of low inflation and low default rates to persist for some time yet. That being said, the first quarter is often a seasonally weak period for government bond markets and we will continue to manage the duration of the Fund actively.

Thank you for your investment in Janus Henderson Strategic Income Fund.

2	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund (unaudited)

Fund At A Glance

December 31, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.17%	2.17%
Class A Shares MOP	2.07%	2.07%
Class C Shares**	1.42%	1.42%
Class D Shares	2.32%	2.47%
Class I Shares	2.43%	2.43%
Class N Shares	2.49%	2.49%
Class S Shares	1.97%	1.97%
Class T Shares	2.24%	2.32%
Weighted Average Maturity		11.4 Years
Average Effective Duration***		5.4 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	5.4%
AA	8.2%
A	12.0%
BBB	22.4%
BB	16.5%
B	7.8%
Not Rated	19.0%
Other	8.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	66.1%
Foreign Government Bonds	16.0%
Investment Companies	8.8%
Bank Loans and Mezzanine Loans	4.7%
United States Treasury Notes/Bonds	3.5%
Asset-Backed/Commercial Mortgage-Backed Securities	0.1%
Other	0.8%
100.0%

Janus Investment Fund	3

Janus Henderson Strategic Income Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017						per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	1.79%	5.75%	4.57%	3.78%	5.23%	1.03%	1.00%
Class A Shares at MOP	-3.03%	0.74%	3.56%	3.27%	4.87%
Class C Shares at NAV	1.41%	4.89%	3.78%	2.95%	4.41%	1.79%	1.75%
Class C Shares at CDSC	0.41%	3.89%	3.78%	2.95%	4.41%
Class D Shares(1)	1.98%	5.75%	4.57%	3.78%	5.23%	0.86%	0.81%
Class I Shares	1.91%	5.93%	4.82%	3.78%	5.23%	0.78%	0.75%
Class N Shares	1.95%	6.11%	4.57%	3.78%	5.23%	0.72%	0.69%
Class S Shares	1.80%	5.61%	4.47%	3.72%	5.19%	1.19%	1.16%
Class T Shares	1.86%	5.75%	4.57%	3.78%	5.23%	0.94%	0.91%
Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	2.37%	5.36%	3.54%	5.02%	4.69%
3-Month USD LIBOR	0.61%	1.11%	0.50%	0.84%	1.66%
Morningstar Quartile - Class A Shares	-	3rd	1st	2nd	1st
Morningstar Ranking - based on total returns for World Bond Funds	-	213/318	6/286	103/203	35/149

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b- 1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Investment Fund	5

Janus Henderson Strategic Income Fund (unaudited)

Performance

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

(1) Closed to certain new investors.

6	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,017.90	$5.09	$1,000.00	$1,020.16	$5.09	1.00%
Class C Shares	$1,000.00	$1,014.10	$8.83	$1,000.00	$1,016.43	$8.84	1.74%
Class D Shares	$1,000.00	$1,019.80	$4.12	$1,000.00	$1,021.12	$4.13	0.81%
Class I Shares	$1,000.00	$1,019.10	$3.87	$1,000.00	$1,021.37	$3.87	0.76%
Class N Shares	$1,000.00	$1,019.50	$3.41	$1,000.00	$1,021.83	$3.41	0.67%
Class S Shares	$1,000.00	$1,018.00	$5.34	$1,000.00	$1,019.91	$5.35	1.05%
Class T Shares	$1,000.00	$1,018.60	$4.63	$1,000.00	$1,020.62	$4.63	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 0.1%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40 (cost $516,121)	341,350	GBP	$545,760
Bank Loans and Mezzanine Loans – 4.7%
Communications – 1.1%
eircom Holdings Ireland Ltd,
Euro Interbank Offered Rate + 3.2500%, 3.2500%, 4/19/24	2,744,936	EUR	3,286,948
McAfee LLC, Euro Interbank Offered Rate + 4.2500%, 4.2500%, 9/30/24	997,500	EUR	1,198,199
McAfee LLC, ICE LIBOR USD + 4.5000%, 6.0690%, 9/30/24	$2,194,500		2,185,876
			6,671,023
Consumer Cyclical – 1.9%
Delta 2 Lux Sarl, ICE LIBOR USD + 3.0000%, 4.5690%, 2/1/24	4,300,000		4,320,597
Douglas GmbH, Euro Interbank Offered Rate + 3.5000%, 3.5000%, 8/12/22	6,226,647	EUR	7,445,248
			11,765,845
Consumer Non-Cyclical – 0.2%
Auris Luxembourg III Sarl, ICE LIBOR USD + 3.0000%, 4.6934%, 1/17/22	972,563		979,254
Industrial – 0.9%
Fugue Finance BV, Euro Interbank Offered Rate + 3.2500%, 3.2500%, 9/2/24	3,265,417	EUR	3,912,201
Travelport Finance Luxembourg Sarl,
ICE LIBOR USD + 2.7500%, 4.1659%, 9/2/21	1,953,878		1,952,627
			5,864,828
Technology – 0.6%
Evergood 4 ApS, Euro Interbank Offered Rate + 3.2500%, 0%, 11/29/24(a)	1,680,000	EUR	2,017,072
Misys Europe SA, Euro Interbank Offered Rate + 3.2500%, 4.2500%, 6/13/24	1,516,200	EUR	1,827,320
			3,844,392
Total Bank Loans and Mezzanine Loans (cost $27,533,871)			29,125,342
Corporate Bonds – 66.1%
Banking – 14.1%
Bank of America Corp, 3.3000%, 8/5/21	5,870,000	AUD	4,616,620
Bank of America Corp,
Canada Bankers Acceptances 3 M + 1.2020%, 3.4070%, 9/20/25	2,500,000	CAD	2,023,691
Bank of Ireland Group PLC,
US Treasury Yield Curve Rate + 2.5000%, 4.1250%, 9/19/27	3,000,000		2,989,488
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%µ	5,040,000		5,802,552
Barclays PLC, 4.8360%, 5/9/28	2,300,000		2,393,269
Citigroup Inc, 3.7500%, 5/4/21	6,991,000	AUD	5,571,705
Cooperatieve Rabobank UA, ICE LIBOR GBP 6 Month + 2.8250%, 6.9100%µ	1,250,000	GBP	2,471,990
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	3,000,000	AUD	2,420,534
Credit Suisse AG/Sydney, 3.5000%, 4/29/20	2,830,000	AUD	2,246,917
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	4,187,600
HBOS Sterling Finance Jersey LP,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.4000%, 7.8810%µ	1,909,000	GBP	3,852,016
HSBC Bank Capital Funding Sterling 1 LP,
ICE LIBOR GBP 6 Month + 1.7600%, 5.8440%µ	2,475,000	GBP	4,398,925
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.2700%, 6.6570%µ	7,270,000		8,505,900
Morgan Stanley, 3.1250%, 8/5/21	2,000,000	CAD	1,616,709
Nationwide Building Society, 4.0000%, 9/14/26	6,400,000		6,468,378
RBS Capital Trust II, ICE LIBOR USD 3 Month + 1.9425%, 6.4250%µ	2,686,000		3,278,263
Royal Bank of Scotland Group PLC, 6.1250%, 12/15/22	4,700,000		5,150,909
Royal Bank of Scotland Group PLC, ICE LIBOR USD 3 Month + 2.5000%, 7.6480%µ	3,430,000		4,476,150
TP ICAP PLC, 5.2500%, 1/26/24	1,700,000	GBP	2,441,111
UBS Group AG, USD SWAP SEMI 30/360 5YR + 4.8660%, 7.0000%µ	3,150,000		3,567,375
Wachovia Capital Trust III, ICE LIBOR USD 3 Month + 0.9300%, 5.5698%µ	8,821,000		8,887,158
			87,367,260
Capital Goods – 2.0%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	223,000		228,854
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 6.0000%, 2/15/25	860,000		905,150
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 4.7500%, 7/15/27	1,000,000	GBP	1,357,991
Berry Global Inc, 5.1250%, 7/15/23	2,086,000		2,169,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Crown Americas LLC / Crown Americas Capital Corp V, 4.2500%, 9/30/26	$2,235,000		$2,201,475
Sealed Air Corp, 5.2500%, 4/1/23	2,410,000		2,566,650
Sealed Air Corp, 5.1250%, 12/1/24	567,000		606,690
Silgan Holdings Inc, 4.7500%, 3/15/25	2,250,000		2,306,250
			12,342,500
Communications – 9.4%
AT&T Inc, 4.3750%, 9/14/29	4,515,000	GBP	6,941,234
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27	836,000		858,990
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	2,080,000		2,210,926
Comcast Corp, 3.3000%, 2/1/27	2,100,000		2,141,824
Crown Castle International Corp, 3.2000%, 9/1/24	676,000		668,839
Crown Castle International Corp, 3.6500%, 9/1/27	2,810,000		2,802,287
Daily Mail & General Trust PLC, 5.7500%, 12/7/18	788,000	GBP	1,106,785
Lions Gate Entertainment Corp, 5.8750%, 11/1/24 (144A)	1,415,000		1,494,594
Orange SA, GBP SWAP 5 YR + 3.3530%, 5.7500%µ	812,000	GBP	1,222,983
S&P Global Inc, 4.0000%, 6/15/25	2,830,000		2,972,008
Sirius XM Radio Inc, 6.0000%, 7/15/24	1,300,000		1,374,750
Sirius XM Radio Inc, 5.3750%, 4/15/25	2,315,000		2,410,494
Unitymedia GmbH, 3.7500%, 1/15/27	2,100,000	EUR	2,566,865
Unitymedia GmbH, 3.7500%, 1/15/27	909,000	EUR	1,111,086
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 5.0000%, 1/15/25	200,000		204,500
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 3.5000%, 1/15/27	3,400,000	EUR	4,209,598
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 3.5000%, 1/15/27	200,000	EUR	247,623
Verizon Communications Inc, 3.1250%, 3/16/22	2,100,000		2,128,947
Verizon Communications Inc, 4.5000%, 8/17/27	2,200,000	AUD	1,740,252
Verizon Communications Inc, 4.5000%, 8/10/33	1,939,000		2,032,406
Virgin Media Secured Finance PLC, 6.2500%, 3/28/29	4,652,000	GBP	6,722,542
Vodafone Group PLC, 3.2500%, 12/13/22	2,200,000	AUD	1,700,955
Vodafone Group PLC, 2.9500%, 2/19/23	3,092,000		3,104,237
WPP Finance 2010, 4.7500%, 11/21/21	2,043,000		2,188,640
WPP Finance 2013, 3.0000%, 11/20/23	1,703,000	EUR	2,292,093
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	1,250,000		1,275,000
			57,730,458
Consumer Cyclical – 6.6%
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	3,268,000		3,271,953
Co-operative Group Holdings 2011 Ltd, 6.8750%, 7/8/20Ç	2,509,000	GBP	3,725,567
Co-operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	1,000,000	GBP	1,669,762
CPUK Finance Ltd, 4.2500%, 8/28/22	1,700,000	GBP	2,336,320
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	700,000	GBP	962,014
CPUK Finance Ltd, 4.8750%, 8/28/25	400,000	GBP	548,736
International Game Technology PLC, 6.2500%, 2/15/22	1,500,000		1,616,250
International Game Technology PLC, 6.5000%, 2/15/25	1,362,000		1,522,035
ISS Global A/S, 1.1250%, 1/7/21	1,500,000	EUR	1,839,763
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC,
4.7500%, 6/1/27	2,020,000		2,065,450
Mastercard Inc, 3.8000%, 11/21/46	2,730,000		2,898,855
Service Corp International/US, 7.6250%, 10/1/18	650,000		676,813
Service Corp International/US, 5.3750%, 5/15/24	2,900,000		3,055,875
Service Corp International/US, 4.6250%, 12/15/27	3,482,000		3,532,907
Visa Inc, 2.7500%, 9/15/27	8,500,000		8,383,998
Wal-Mart Stores Inc, 4.0000%, 4/11/43	2,625,000		2,884,091
			40,990,389
Consumer Non-Cyclical – 15.3%
Altria Group Inc, 2.8500%, 8/9/22	4,600,000		4,629,577
Altria Group Inc, 2.6250%, 9/16/26	2,700,000		2,609,932
Altria Group Inc, 5.3750%, 1/31/44	185,000		224,858
Anheuser-Busch InBev Finance Inc, 2.6000%, 5/15/24	4,500,000	CAD	3,504,543
Aramark Services Inc, 5.1250%, 1/15/24	681,000		714,710

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Aramark Services Inc, 5.0000%, 4/1/25	$445,000		$470,054
Aramark Services Inc, 4.7500%, 6/1/26	2,419,000		2,455,285
BAT Capital Corp, 2.7640%, 8/15/22	1,692,000		1,682,564
BAT International Finance PLC, 6.0000%, 6/29/22	950,000	GBP	1,526,402
BAT International Finance PLC, 0.8750%, 10/13/23	2,500,000	EUR	3,013,173
BAT International Finance PLC, 3.9500%, 6/15/25	2,000,000		2,082,972
Catalent Pharma Solutions Inc, 4.8750%, 1/15/26	3,439,000		3,451,896
Constellation Brands Inc, 3.5000%, 5/9/27	4,000,000		4,080,116
Constellation Brands Inc, 4.5000%, 5/9/47	1,600,000		1,753,375
Cott Holdings Inc, 5.5000%, 4/1/25	2,325,000		2,391,844
Diamond BC BV, 5.6250%, 8/15/25	1,595,000	EUR	1,918,883
Dr Pepper Snapple Group Inc, 4.5000%, 11/15/45	3,500,000		3,757,484
FBG Finance Pty Ltd, 3.2500%, 9/6/22	2,330,000	AUD	1,823,311
FBG Finance Pty Ltd, 3.7500%, 9/6/24	710,000	AUD	560,217
HCA Inc, 5.0000%, 3/15/24	67,000		69,680
HCA Inc, 5.2500%, 6/15/26	2,390,000		2,533,400
Heineken NV, 3.5000%, 1/29/28	2,320,000		2,366,158
Heineken NV, 4.3500%, 3/29/47	1,160,000		1,274,720
Imperial Brands Finance PLC, 2.2500%, 2/26/21	2,934,000	EUR	3,724,301
Imperial Brands Finance PLC, 4.8750%, 6/7/32	1,750,000	GBP	2,868,186
Johnson & Johnson, 2.9000%, 1/15/28	1,790,000		1,792,100
Kellogg Co, 1.2500%, 3/10/25	1,200,000	EUR	1,449,101
PepsiCo Inc, 2.1500%, 5/6/24	2,800,000	CAD	2,157,145
PepsiCo Inc, 3.0000%, 10/15/27	5,030,000		5,010,694
Pernod Ricard SA, 1.5000%, 5/18/26	4,000,000	EUR	4,980,051
Pernod Ricard SA, 5.5000%, 1/15/42	1,160,000		1,407,014
Procter & Gamble Co, 3.5000%, 10/25/47	2,850,000		2,874,833
Reckitt Benckiser Treasury Services PLC, 3.0000%, 6/26/27	2,200,000		2,147,944
Reynolds American Inc, 6.1500%, 9/15/43	1,650,000		2,119,055
Tesco PLC, 5.5000%, 1/13/33	3,691,000	GBP	5,800,739
Tesco PLC, 6.1500%, 11/15/37	2,520,000		2,742,980
Tesco PLC, 5.2000%, 3/5/57	700,000	GBP	1,081,239
Thermo Fisher Scientific Inc, 3.2000%, 8/15/27	2,300,000		2,278,946
Wm Morrison Supermarkets PLC, 3.5000%, 7/27/26	2,233,000	GBP	3,253,003
			94,582,485
Industrial – 1.1%
Annington Funding PLC, 2.6460%, 7/12/25	1,750,000	GBP	2,402,265
Annington Funding PLC, 3.6850%, 7/12/34	3,100,000	GBP	4,396,836
			6,799,101
Insurance – 6.4%
Aetna Inc, 2.8000%, 6/15/23	4,400,000		4,329,733
Aviva PLC, ICE LIBOR GBP 3 Month + 3.2600%, 6.8750%, 5/20/58	1,333,000	GBP	2,485,063
Aviva PLC, UK Govt Bonds 5 Year Note Generic Bid Yield + 2.9700%, 6.8750%µ	1,300,000	GBP	1,914,148
AXA SA, ICE LIBOR USD 3 Month + 2.2560%, 6.3790%µ	3,500,000		4,079,670
BUPA Finance PLC, 5.0000%, 12/8/26	3,000,000	GBP	4,719,800
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.6000%, 6.1250%µ	1,414,000	GBP	2,099,317
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.3300%, 5.8750%µ	1,300,000	GBP	1,842,457
Phoenix Group Holdings, 4.1250%, 7/20/22	1,600,000	GBP	2,302,406
Phoenix Group Holdings, 6.6250%, 12/18/25	2,412,000	GBP	3,884,336
Prudential PLC, 7.7500%µ	2,000,000		2,050,000
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	1,146,462
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.8500%, 5.5000%, 12/4/42	400,000	GBP	614,091
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.7000%, 6.5460%µ	700,000	GBP	1,032,661
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.8500%, 6.7500%µ	606,000	GBP	1,029,006

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Insurance – (continued)
UnitedHealth Group Inc, 2.8750%, 3/15/23	$4,400,000		$4,449,904
UnitedHealth Group Inc, 2.9500%, 10/15/27	1,368,000		1,363,586
			39,342,640
Non-Agency Commercial Mortgage-Backed Securities – 0.3%
Nationwide Building Society, 10.2500%µ	850,000	GBP	1,801,431
Owned No Guarantee – 0.4%
TenneT Holding BV, 1.7500%, 6/4/27	2,000,000	EUR	2,554,706
Real Estate Investment Trusts (REITs) – 0.4%
Digital Realty Trust LP, 3.7000%, 8/15/27	2,682,000		2,700,719
Technology – 9.7%
Adobe Systems Inc, 3.2500%, 2/1/25	4,415,000		4,533,103
Alphabet Inc, 1.9980%, 8/15/26	4,820,000		4,543,013
Apple Inc, 2.6500%, 6/10/20	2,800,000	AUD	2,189,063
Apple Inc, 3.7000%, 8/28/22	8,300,000	AUD	6,702,074
Dell International LLC / EMC Corp, 5.4500%, 6/15/23	6,500,000		7,023,164
Equinix Inc, 5.3750%, 4/1/23	2,200,000		2,274,800
First Data Corp, 5.7500%, 1/15/24	1,110,000		1,152,735
Intel Corp, 4.0000%, 12/1/22	3,500,000	AUD	2,853,703
Iron Mountain Inc, 6.0000%, 8/15/23	2,000,000		2,090,000
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	1,306,000		1,306,000
Iron Mountain Inc, 5.2500%, 3/15/28 (144A)	2,668,000		2,654,660
Iron Mountain UK PLC, 3.8750%, 11/15/25 (144A)	2,500,000	GBP	3,298,711
Microsoft Corp, 3.3000%, 2/6/27	4,500,000		4,640,449
Microsoft Corp, 3.1250%, 12/6/28	3,000,000	EUR	4,364,468
Microsoft Corp, 3.4500%, 8/8/36	1,325,000		1,365,038
Microsoft Corp, 4.4500%, 11/3/45	250,000		292,752
Oracle Corp, 3.9000%, 5/15/35	4,000,000		4,234,230
Oracle Corp, 6.1250%, 7/8/39	1,530,000		2,099,620
VMware Inc, 3.9000%, 8/21/27	2,270,000		2,290,866
			59,908,449
Transportation – 0.4%
Heathrow Funding Ltd, 7.1250%, 2/14/24	1,300,000	GBP	2,219,002
Total Corporate Bonds (cost $401,188,857)			408,339,140
Foreign Government Bonds – 16.0%
Australia Government Bond, 2.7500%, 10/21/19	12,500,000	AUD	9,882,420
Australia Government Bond, 1.7500%, 11/21/20	29,000,000	AUD	22,370,107
Australia Government Bond, 2.0000%, 12/21/21	11,000,000	AUD	8,497,096
Australia Government Bond, 2.7500%, 4/21/24	21,629,000	AUD	17,147,768
Australia Government Bond, 2.7500%, 11/21/27	20,250,000	AUD	15,947,801
Canadian Government Bond, 0.7500%, 8/1/19	19,000,000	CAD	14,902,483
Canadian Government Bond, 0.5000%, 3/1/22	6,250,000	CAD	4,708,536
Canadian Government Bond, 1.0000%, 6/1/27	7,600,000	CAD	5,508,912
Total Foreign Government Bonds (cost $98,736,105)			98,965,123
United States Treasury Notes/Bonds – 3.5%
2.2500%, 11/15/27 (cost $21,832,272)	22,000,000		21,682,756
Investment Companies – 8.8%
Money Markets – 8.8%
Fidelity Investments Money Market Treasury Portfolio, 1.1400%ºº (cost $54,310,940)	54,310,940		54,310,940
Total Investments (total cost $604,118,166) – 99.2%			612,969,061
Cash, Receivables and Other Assets, net of Liabilities – 0.8%			5,142,087
Net Assets – 100%			$618,111,148

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$294,076,997	48.0%
United Kingdom	145,973,320	23.8
Australia	73,845,192	12.0
Canada	27,511,775	4.5
Germany	15,784,920	2.6
France	11,689,718	1.9
Netherlands	11,088,108	1.8
Ireland	8,768,431	1.4
Belgium	5,888,071	1.0
Switzerland	5,814,292	1.0
Luxembourg	4,759,201	0.8
Hong Kong	3,912,201	0.6
Denmark	3,856,835	0.6

Total	$612,969,061	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	1/22/18	9,327,145	$(7,176,471)	$99,699
Australian Dollar	1/22/18	(150,711,869)	113,902,411	(3,668,976)
British Pound	1/22/18	2,432,826	(3,262,474)	24,073
British Pound	1/22/18	(69,956,710)	93,580,939	(924,849)
Canadian Dollar	1/22/18	6,929,166	(5,437,098)	78,358
Canadian Dollar	1/22/18	(50,529,519)	39,410,121	(810,214)
Euro	1/22/18	2,079,107	(2,462,955)	34,749
Euro	1/22/18	(52,753,906)	62,404,429	(970,682)
Total				$(6,137,842)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
10-Year US Treasury Note	128	3/20/18	$15,878,000	$(39,000)	$(71,750)
US Treasury Long Bond	52	3/20/18	7,956,000	(76,375)	(74,199)
Total				$(115,375)	$(145,949)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Barclays Capital, Inc.:

Renault SA, Fixed Rate 1.00%, Paid quarterly	12/20/21	3,000,000	EUR	$10,704	$(96,621)	$(85,917)

JPMorgan Chase & Co.:

Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(52,173)	(31,987)
Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(52,173)	(31,987)
				40,372	(104,346)	(63,974)
Total				$51,076	$(200,967)	$(149,891)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ 236,879	$ -	$ 236,879

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$6,374,721	$ -	$6,374,721
Outstanding swap contracts, at value	149,891	-	-	149,891
Variation margin payable	-	-	145,949	145,949

Total Liability Derivatives	$149,891	$6,374,721	$ 145,949	$6,670,561

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

December 31, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 167,966	$ 167,966
Forward foreign currency exchange contracts	-	(5,637,675)	-	(5,637,675)
Swap contracts	(27,706)	-	-	(27,706)

Total	$(27,706)	$(5,637,675)	$ 167,966	$(5,497,415)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (101,281)	$ (101,281)
Forward foreign currency exchange contracts	-	(2,839,476)	-	(2,839,476)
Swap contracts	(38,856)	-	-	(38,856)

Total	$(38,856)	$(2,839,476)	$ (101,281)	$(2,979,613)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017

Market Value
Credit default swaps, long	$ 666
Credit default swaps, short	(129,631)
Forward foreign currency exchange contracts, purchased	13,662,467
Forward foreign currency exchange contracts, sold	275,321,643
Futures contracts, purchased	5,487,583
Futures contracts, sold	9,808,382

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

LIBOR (London Interbank Offered Rate)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.
Bloomberg Barclays Global Aggregate Credit Index	Bloomberg Barclays Global Aggregate Credit Index measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

ICE	Intercontinental Exchange
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $14,491,786, which represents 2.3% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

Janus Investment Fund	15

Janus Henderson Strategic Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$545,760	$-
Bank Loans and Mezzanine Loans	-	29,125,342	-
Corporate Bonds	-	408,339,140	-
Foreign Government Bonds	-	98,965,123	-
United States Treasury Notes/Bonds	-	21,682,756	-
Investment Companies	54,310,940	-	-
Total Investments in Securities	$54,310,940	$558,658,121	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	236,879	-
Total Assets	$54,310,940	$558,895,000	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$6,374,721	$-
Outstanding Swap Contracts, at Value	-	149,891	-
Variation Margin Payable	145,949	-	-
Total Liabilities	$145,949	$6,524,612	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$612,969,061
Cash	15,028
Deposits with brokers for futures	620,989
Forward foreign currency exchange contracts	236,879
Cash denominated in foreign currency(2)	7,280,260
Closed foreign currency contracts	3,832
Non-interested Trustees' deferred compensation	11,790
Receivables:
Interest	5,034,374
Fund shares sold	1,798,310
Foreign tax reclaims	880
Other assets	125,523
Total Assets	628,096,926
Liabilities:
Forward foreign currency exchange contracts	6,374,721
Outstanding swap contracts, at value	149,891
Variation margin payable	145,949
Payables:	—
Investments purchased	1,991,135
Fund shares repurchased	517,651
Advisory fees	285,511
Dividends	161,074
Transfer agent fees and expenses	78,358
12b-1 Distribution and shareholder servicing fees	45,409
Professional fees	19,912
Non-interested Trustees' deferred compensation fees	11,790
Custodian fees	9,451
Fund administration fees	4,080
Non-interested Trustees' fees and expenses	2,773
Accrued expenses and other payables	188,073
Total Liabilities	9,985,778
Net Assets	$618,111,148

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Strategic Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$615,674,011
Undistributed net investment income/(loss)	(2,182,329)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	2,245,294
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,374,172
Total Net Assets	$618,111,148
Net Assets - Class A Shares	$43,922,691
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,613,114
Net Asset Value Per Share(3)	$9.52
Maximum Offering Price Per Share(4)	$9.99
Net Assets - Class C Shares	$41,171,595
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,347,946
Net Asset Value Per Share(3)	$9.47
Net Assets - Class D Shares	$5,831,602
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	612,878
Net Asset Value Per Share	$9.52
Net Assets - Class I Shares	$501,200,023
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,802,827
Net Asset Value Per Share	$9.49
Net Assets - Class N Shares	$1,862,414
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	196,106
Net Asset Value Per Share	$9.50
Net Assets - Class S Shares	$50,839
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,342
Net Asset Value Per Share	$9.52
Net Assets - Class T Shares	$24,071,984
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,529,949
Net Asset Value Per Share	$9.51

(1) Includes cost of $604,118,166.

(2) Includes cost of $7,186,027.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Interest	$8,196,962
Dividends	12,405
Other income	193,283
Total Investment Income	8,402,650
Expenses:
Advisory fees	1,376,718
12b-1Distribution and shareholder servicing fees:
Class A Shares	56,088
Class C Shares	199,305
Class S Shares	63
Transfer agent administrative fees and expenses:
Class D Shares	2,205
Class S Shares	63
Class T Shares	14,155
Transfer agent networking and omnibus fees:
Class A Shares	17,224
Class C Shares	14,043
Class I Shares	167,633
Other transfer agent fees and expenses:
Class A Shares	2,770
Class C Shares	1,897
Class D Shares	405
Class I Shares	8,605
Class N Shares	39
Class T Shares	60
Registration fees	71,193
Accounting systems fee	42,809
Professional fees	24,565
Custodian fees	23,759
Fund administration fees	20,099
Shareholder reports expense	18,342
Non-interested Trustees’ fees and expenses	2,095
Other expenses	107,278
Total Expenses	2,171,413
Less: Excess Expense Reimbursement and Waivers	(3,037)
Net Expenses	2,168,376
Net Investment Income/(Loss)	6,234,274

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Strategic Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$7,174,151
Forward foreign currency exchange contracts	(5,637,675)
Futures contracts	167,966
Swap contracts	(27,706)
Total Net Realized Gain/(Loss) on Investments	1,676,736
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,690,309
Forward foreign currency exchange contracts	(2,839,476)
Futures contracts	(101,281)
Swap contracts	(38,856)
Total Change in Unrealized Net Appreciation/Depreciation	710,696
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,621,706

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017	Period ended June 30, 2017(1) (2)	Year ended July 31, 2016(3)(4)

Operations:
Net investment income/(loss)	$6,234,274	$12,204,432	$8,848,387
Net realized gain/(loss) on investments	1,676,736	2,310,469	13,805,694
Change in unrealized net appreciation/depreciation	710,696	2,383,888	618,134
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,621,706	16,898,789	23,272,215
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(509,785)	(709,761)	(1,238,725)
Class B Shares(5)	N/A	N/A	(15,453)
Class C Shares	(304,230)	(408,989)	(751,605)
Class D Shares	(47,070)	(570)	N/A
Class I Shares	(5,156,756)	(4,345,615)	(6,468,399)
Class N Shares	(20,813)	(19,347)	(25,685)
Class S Shares	(530)	(72)	N/A
Class T Shares	(142,412)	(82)	N/A
Total Dividends from Net Investment Income	(6,181,596)	(5,484,436)	(8,499,867)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(829,640)	—
Class C Shares	—	(478,068)	—
Class D Shares	—	(667)	N/A
Class I Shares	—	(5,079,594)	—
Class N Shares	—	(22,615)	—
Class S Shares	—	(84)	N/A
Class T Shares	—	(95)	N/A
Total Return of Capital on Dividends from Net Investment Income	—	(6,410,763)	—
Net Decrease from Dividends and Distributions to Shareholders	(6,181,596)	(11,895,199)	(8,499,867)
Capital Share Transactions:
Class A Shares	599,709	(24,582,451)	36,420,698
Class B Shares(5)	N/A	N/A	(3,111,688)
Class C Shares	1,008,521	(11,117,838)	18,933,455
Class D Shares	5,381,122	451,914	N/A
Class I Shares	165,398,081	6,680,039	205,975,225
Class N Shares	512,934	(205,636)	1,472,988
Class S Shares	530	50,165	N/A
Class T Shares	24,051,876	55,187	N/A
Net Increase/(Decrease) from Capital Share Transactions	196,952,773	(28,668,620)	259,690,678
Net Increase/(Decrease) in Net Assets	199,392,883	(23,665,030)	274,463,026
Net Assets:
Beginning of period	418,718,265	442,383,295	167,920,269
End of period	$618,111,148	$418,718,265	$442,383,295

Undistributed Net Investment Income/(Loss)	$(2,182,329)	$(2,235,007)	$(2,025,346)

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(4) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

(5) Class B Shares terminated November 4, 2015.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Strategic Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$9.46	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.26
Net realized and unrealized gain/(loss)	(0.05)(3)	0.11
Total from Investment Operations	0.06	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	—(4)	(0.12)
Distributions (from capital gains)	—	—
Return of capital	—	(0.13)
Total Dividends and Distributions	—	(0.25)
Net Asset Value, End of Period	$9.52	$9.46
Total Return*	1.79%	3.99%
Net Assets, End of Period (in thousands)	$43,923	$43,047
Average Net Assets for the Period (in thousands)	$44,736	$60,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.01%
Ratio of Net Investment Income/(Loss)	2.32%	2.99%
Portfolio Turnover Rate	57%	112%

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$9.41	$9.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.19
Net realized and unrealized gain/(loss)	(0.02)(3)	0.11
Total from Investment Operations	0.06	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	—(4)	(0.08)
Distributions (from capital gains)	—	—
Return of capital	—	(0.10)
Total Dividends and Distributions	—	(0.18)
Net Asset Value, End of Period	$9.47	$9.41
Total Return*	1.41%	3.31%
Net Assets, End of Period (in thousands)	$41,172	$39,923
Average Net Assets for the Period (in thousands)	$39,747	$46,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.74%	1.77%
Ratio of Net Investment Income/(Loss)	1.59%	2.22%
Portfolio Turnover Rate	57%	112%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014		2013(1)
Net Asset Value, Beginning of Period	$9.09	$9.13	$8.93		$9.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.25	0.32	0.46		0.23
Net realized and unrealized gain/(loss)	0.24	0.01	0.20		(0.19)
Total from Investment Operations	0.49	0.33	0.66		0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.37)	(0.46)		(0.23)
Distributions (from capital gains)	—	—	—		—
Total Dividends and Distributions	(0.24)	(0.37)	(0.46)		(0.23)
Net Asset Value, End of Period	$9.34	$9.09	$9.13		$8.93
Total Return*	5.46%	3.71%	7.56%		0.39%
Net Assets, End of Period (in thousands)	$66,863	$28,200	$11,522		$15,656
Average Net Assets for the Period (in thousands)	$47,477	$20,111	$12,645		$17,450
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(3)	1.15%	1.36%		1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(3)	1.09%	1.10%		1.10%
Ratio of Net Investment Income/(Loss)	2.72%(4)	3.52%	5.02%		4.36%
Portfolio Turnover Rate	110%	54%	84%		50%
				1

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.04	$9.09	$8.89	$9.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.26	0.39	0.19
Net realized and unrealized gain/(loss)	0.24	—(5)	0.20	(0.20)
Total from Investment Operations	0.42	0.26	0.59	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.31)	(0.39)	(0.18)
Distributions (from capital gains)	—	—	—	—
Total Dividends and Distributions	(0.17)	(0.31)	(0.39)	(0.18)
Net Asset Value, End of Period	$9.29	$9.04	$9.09	$8.89
Total Return*	4.70%	2.84%	6.78%	(0.06)%
Net Assets, End of Period (in thousands)	$50,531	$30,034	$17,744	$19,483
Average Net Assets for the Period (in thousands)	$40,443	$25,216	$17,512	$21,665
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%(3)	1.92%	2.12%	2.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%(3)	1.85%	1.85%	1.85%
Ratio of Net Investment Income/(Loss)	1.98%(4)	2.84%	4.27%	3.62%
Portfolio Turnover Rate	110%	54%	84%	50%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

(5) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Strategic Income Fund

Financial Highlights

Class A Shares
For ashare outstanding during the year ended December 31	2012	2011
Net Asset Value, Beginning of Period	$8.39	$8.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.44
Net realized and unrealized gain/(loss)	0.73	(0.43)
Total from Investment Operations	1.13	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.37)
Distributions (from capital gains)	—	—
Return of capital	—	(0.07)
Total Dividends and Distributions	(0.40)	(0.44)
Net Asset Value, End of Period	$9.12	$8.39
Total Return*	13.75%	0.06%
Net Assets, End of Period (in thousands)	$17,596	$17,210
Average Net Assets for the Period (in thousands)	$16,030	$21,946
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.20%
Ratio of Net Investment Income/(Loss)	4.51%	5.04%
Portfolio Turnover Rate	47%	41%

Class C Shares
For a share outstanding during the year ended December 31	2012	2011
Net Asset Value, Beginning of Period	$8.35	$8.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.37
Net realized and unrealized gain/(loss)	0.73	(0.43)
Total from Investment Operations	1.06	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.32)
Distributions (from capital gains)	—	—
Return of capital	—	(0.06)
Total Dividends and Distributions	(0.33)	(0.38)
Net Asset Value, End of Period	$9.08	$8.35
Total Return*	12.95%	(0.80)%
Net Assets, End of Period (in thousands)	$22,328	$22,244
Average Net Assets for the Period (in thousands)	$22,229	$23,661
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.85%	1.94%
Ratio of Net Investment Income/(Loss)	3.77%	4.29%
Portfolio Turnover Rate	47%	41%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.02
Net realized and unrealized gain/(loss)	(0.05)(3)	(0.03)(3)
Total from Investment Operations	0.07	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	—(4)	(0.01)
Distributions (from capital gains)	—	—
Return of capital	—	(0.02)
Total Dividends and Distributions	—	(0.03)
Net Asset Value, End of Period	$9.52	$9.45
Total Return*	1.98%	(0.09)%
Net Assets, End of Period (in thousands)	$5,832	$450
Average Net Assets for the Period (in thousands)	$3,619	$270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.89%
Ratio of Net Investment Income/(Loss)	2.63%	3.54%
Portfolio Turnover Rate	57%	112%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(5)
Net Asset Value, Beginning of Period	$9.43	$9.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.27
Net realized and unrealized gain/(loss)	(0.06)(3)	0.12
Total from Investment Operations	0.06	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	—(4)	(0.12)
Distributions (from capital gains)	—	—
Return of capital	—	(0.15)
Total Dividends and Distributions	—	(0.27)
Net Asset Value, End of Period	$9.49	$9.43
Total Return*	1.91%	4.26%
Net Assets, End of Period (in thousands)	$501,200	$333,853
Average Net Assets for the Period (in thousands)	$396,935	$326,067
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%
Ratio of Net Investment Income/(Loss)	2.59%	3.21%
Portfolio Turnover Rate	57%	112%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Less than $0.005 on a per share basis.

(5) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Strategic Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.06	$9.11	$8.91	$9.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.27	0.34	0.48	0.24
Net realized and unrealized gain/(loss)	0.23	0.01	0.21	(0.19)
Total from Investment Operations	0.50	0.35	0.69	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.40)	(0.49)	(0.24)
Distributions (from capital gains)	—	—	—	—
Total Dividends and Distributions	(0.25)	(0.40)	(0.49)	(0.24)
Net Asset Value, End of Period	$9.31	$9.06	$9.11	$8.91
Total Return*	5.70%	3.86%	7.88%	0.54%
Net Assets, End of Period (in thousands)	$323,462	$106,544	$18,271	$7,291
Average Net Assets for the Period (in thousands)	$227,875	$65,902	$7,395	$5,535
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%(3)	0.92%	1.08%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%(3)	0.84%	0.85%	0.85%
Ratio of Net Investment Income/(Loss)	2.96%(4)	3.73%	5.29%	4.59%
Portfolio Turnover Rate	110%	54%	84%	50%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the year ended December 31	2012	2011(1)
Net Asset Value, Beginning of Period	$8.37	$9.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.29
Net realized and unrealized gain/(loss)	0.73	(0.66)
Total from Investment Operations	1.15	(0.37)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.27)
Distributions (from capital gains)	—	—
Return of capital	—	(0.05)
Total Dividends and Distributions	(0.42)	(0.32)
Net Asset Value, End of Period	$9.10	$8.37
Total Return*	14.06%	(4.10)%
Net Assets, End of Period (in thousands)	$3,903	$1,885
Average Net Assets for the Period (in thousands)	$3,025	$1,412
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.85%
Ratio of Net Investment Income/(Loss)	4.79%	5.16%
Portfolio Turnover Rate	47%	41%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 29, 2011 (inception date) through December 31, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Strategic Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$9.44	$9.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.28
Net realized and unrealized gain/(loss)	(0.07)(3)	0.11
Total from Investment Operations	0.06	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	—(4)	(0.12)
Distributions (from capital gains)	—	—
Return of capital	—	(0.15)
Total Dividends and Distributions	—	(0.27)
Net Asset Value, End of Period	$9.50	$9.44
Total Return*	1.95%	4.31%
Net Assets, End of Period (in thousands)	$1,862	$1,340
Average Net Assets for the Period (in thousands)	$1,554	$1,434
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.70%
Ratio of Net Investment Income/(Loss)	2.67%	3.25%
Portfolio Turnover Rate	57%	112%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(5)
Net Asset Value, Beginning of Period	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	—(4)
Net realized and unrealized gain/(loss)	(0.04)(3)	(0.01)(3)
Total from Investment Operations	0.07	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	—(4)	(0.01)
Distributions (from capital gains)	—	—
Return of capital	—	(0.02)
Total Dividends and Distributions	—	(0.03)
Net Asset Value, End of Period	$9.52	$9.45
Total Return*	1.80%	(0.11)%
Net Assets, End of Period (in thousands)	$51	$50
Average Net Assets for the Period (in thousands)	$50	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.22%
Ratio of Net Investment Income/(Loss)	2.27%	(0.55)%
Portfolio Turnover Rate	57%	112%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Less than $0.005 on a per share basis.

(5) Period from June 5, 2017 (inception date) through June 30, 2017.

See Notes to Financial Statements.

28	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$8.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17
Net realized and unrealized gain/(loss)	0.32
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.16)
Net Asset Value, End of Period	$9.32
Total Return*	5.57%
Net Assets, End of Period (in thousands)	$1,528
Average Net Assets for the Period (in thousands)	$1,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%(3)
Ratio of Net Investment Income/(Loss)	2.77%(4)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Strategic Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and the period ended June 30, 2017	2017	2017(1)
Net Asset Value, Beginning of Period	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	—(3)
Net realized and unrealized gain/(loss)	(0.06)(4)	(0.01)(4)
Total from Investment Operations	0.06	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	—(3)	(0.01)
Distributions (from capital gains)	—	—
Return of capital	—	(0.02)
Total Dividends and Distributions	—	(0.03)
Net Asset Value, End of Period	$9.51	$9.45
Total Return*	1.86%	(0.10)%
Net Assets, End of Period (in thousands)	$24,072	$55
Average Net Assets for the Period (in thousands)	$11,103	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.95%
Ratio of Net Investment Income/(Loss)	2.57%	(0.01)%
Portfolio Turnover Rate	57%	112%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

30	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Strategic Income Fund (formerly named Henderson Strategic Income Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Strategic Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	31

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

As of November 4, 2015, outstanding Class B shares of the Predecessor Fund were terminated. All outstanding Class B shares as of that date were converted into Class A shares within the Predecessor Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

32	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

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of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

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Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on interest rate futures to increase or decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements

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are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of

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the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

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volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are

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senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange

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Notes to Financial Statements (unaudited)

contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$236,879	$(236,879)	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$85,917	$—	$—	$85,917
BNP Paribas	6,374,721	(236,879)	—	6,137,842
JPMorgan Chase & Co.	63,974	—	—	63,974

Total	$6,524,612	$(236,879)	$—	$6,287,733
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Investment Fund	41

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

42	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

Based on average daily managed assets of the Predecessor Fund. Managed assets mean the total assets of the Predecessor Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Predecessor Fund paid HGINA based on the Predecessor Fund’s average daily managed assets, HGINA’s fee would be higher if the Predecessor Fund was leveraged.

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged Henderson Investment Management Limited (“HIML”) to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.10%, 1.85%, 0.85%, and 0.85% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

Janus Investment Fund	43

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between

44	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A, Class B (until termination on November 4, 2015), and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, and annual fee of 1.00% of the average daily net assets attributable to Class B (until termination on November 4, 2015) and Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $11,598.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the

Janus Investment Fund	45

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

period ended December 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $8 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $949.

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	1		-*
Class I Shares	-*		-*
Class N Shares	73		-*
Class S Shares	100		-*
Class T Shares	-*		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

During the period ended June 30, 2017, Janus Capital made a contribution to the Fund for bond pricing methodology differences when merging the Predecessor Fund into the Trust. The impact of the contribution on the total return is 0.26%.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

46	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

Capital Loss Carryover Schedule
For the period ended June 30, 2017

June 30, 2018	Accumulated Capital Losses
$ (336,160)	$ (336,160)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 604,184,371	$11,927,735	$ (3,143,045)	$ 8,784,690

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (111,035)	$ 236,879	$ (6,528,952)	$ (6,292,073)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	47

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2017		Period ended June 30, 2017(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,143,193	$ 10,875,925	1,736,726	$ 16,227,656
Reinvested dividends and distributions	47,976	456,435	145,136	1,356,577
Shares repurchased	(1,127,297)	(10,732,651)	(4,490,956)	(42,166,684)
Net Increase/(Decrease)	63,872	$ 599,709	(2,609,094)	$ (24,582,451)
Class C Shares:
Shares sold	784,127	$ 7,427,389	1,174,820	$ 10,881,737
Reinvested dividends and distributions	28,925	273,703	80,971	753,415
Shares repurchased	(707,328)	(6,692,571)	(2,451,496)	(22,752,990)
Net Increase/(Decrease)	105,724	$ 1,008,521	(1,195,705)	$ (11,117,838)
Class D Shares:
Shares sold	970,972	$ 9,233,503	48,138	$ 456,789
Reinvested dividends and distributions	4,308	41,001	130	1,237
Shares repurchased	(410,028)	(3,893,382)	(642)	(6,112)
Net Increase/(Decrease)	565,252	$ 5,381,122	47,626	$ 451,914
Class I Shares:
Shares sold	22,058,878	$209,501,907	14,353,087	$134,152,250
Reinvested dividends and distributions	449,792	4,267,610	791,582	7,383,612
Shares repurchased	(5,097,169)	(48,371,436)	(14,482,666)	(134,855,823)
Net Increase/(Decrease)	17,411,501	$165,398,081	662,003	$ 6,680,039
Class N Shares:
Shares sold	52,064	$ 493,693	863	$ 8,024
Reinvested dividends and distributions	2,192	20,813	4,497	41,962
Shares repurchased	(165)	(1,572)	(27,311)	(255,622)
Net Increase/(Decrease)	54,091	$ 512,934	(21,951)	$ (205,636)
Class S Shares:
Shares sold	-	$ -	5,270	$ 50,009
Reinvested dividends and distributions	56	530	16	156
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	56	$ 530	5,286	$ 50,165
Class T Shares:
Shares sold	2,627,217	$ 25,032,281	5,797	$ 55,010
Reinvested dividends and distributions	14,947	142,244	19	177
Shares repurchased	(118,031)	(1,122,649)	-	-
Net Increase/(Decrease)	2,524,133	$ 24,051,876	5,816	$ 55,187
(1)	Period from June 5, 2017 (inception date) through June 30, 2017 for Class D Shares, Class S Shares and Class T Shares.

48	DECEMBER 31, 2017

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

Year ended July 31, 2016(1)(2)	Shares	Amount

Class A Shares:
Shares sold	6,326,553	$ 56,939,970
Reinvested dividends and distributions	116,026	1,047,220
Shares repurchased	(2,386,765)	(21,566,492)
Net Increase/(Decrease)	4,055,814	$ 36,420,698
Class B Shares:
Shares sold	144	$ 1,294
Reinvested dividends and distributions	1,469	13,247
Shares repurchased	(346,146)	(3,126,229)
Net Increase/(Decrease)	(344,533)	$ (3,111,688)
Class C Shares:
Shares sold	3,328,628	$ 29,842,445
Reinvested dividends and distributions	66,695	598,489
Shares repurchased	(1,278,220)	(11,507,479)
Net Increase/(Decrease)	2,117,103	$ 18,933,455
Class I Shares:
Shares sold	31,542,533	$283,167,551
Reinvested dividends and distributions	543,286	4,888,280
Shares repurchased	(9,114,474)	(82,080,606)
Net Increase/(Decrease)	22,971,345	$205,975,225
Class N Shares:
Shares sold	164,489	$ 1,477,303
Reinvested dividends and distributions	2,852	25,685
Shares repurchased	(3,375)	(30,000)
Net Increase/(Decrease)	163,966	$ 1,472,988
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.
(2)	Class B terminated November 4, 2015.

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$398,405,358	$ 239,034,468	$ 31,416,453	$ 19,389,922

For the period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$422,327,807	$ 460,782,593	$ 29,473,295	$ 19,892,835

Janus Investment Fund	49

Janus Henderson Strategic Income Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Strategic Income Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Strategic Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson Strategic Income Fund into Janus Henderson Strategic Income Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Strategic Income Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
46,344,616.597	25,909,518.250	69,261.000	100,361.000	0.000	26,079,140.250

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
55.906	0.149	0.217	0.000	56.272	99.350	0.266	0.385	0.000	100.000

[1]Shareholders of Henderson Global Funds series portfolios.

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Janus Henderson Strategic Income Fund

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93077 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Managed Volatility Fund

Janus Henderson U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2017, Janus Henderson U.S. Managed Volatility Fund returned 11.24% for its Class I Shares. This compares to the 11.36% return posted by the Russell 1000® Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the Russell 1000 Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The U.S. equity market as measured by the Russell 1000 Index posted a strong return of 11.36% for the six-month period ending December 31, 2017. Janus Henderson U.S. Managed Volatility Fund underperformed the Russell 1000 Index over the period and generated a return of 11.24%.

The Fund’s defensive positioning acted as headwind to relative performance as investors’ risk appetites continued to increase amid a historically low market volatility environment in U.S. markets during the period. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements, which tend to be less volatile. During the period, higher beta stocks strongly outperformed lower beta stocks and the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks detracted from the Fund’s relative return for the period.

The Fund’s overall active sector positioning also detracted from relative performance during the period. An average overweight allocation to the defensive utilities sector, which was the weakest-performing sector during the period, as well as adverse selection effect within the financials sector, detracted from the Fund’s relative performance.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing

Janus Investment Fund	1

Janus Henderson U.S. Managed Volatility Fund (unaudited)

changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson U.S. Managed Volatility Fund.

2	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Altria Group Inc
Tobacco	2.4%
Republic Services Inc
Commercial Services & Supplies	1.6%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	1.6%
Symantec Corp
Software	1.5%
Micron Technology Inc
Semiconductor & Semiconductor Equipment	1.4%
8.5%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	2.8%
Other	(1.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

Janus Investment Fund	3

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017						per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	11.07%	20.19%	14.53%	7.43%	7.69%	0.92%
Class A Shares at MOP	4.64%	13.28%	13.19%	6.79%	7.16%
Class C Shares at NAV	10.66%	19.32%	13.75%	6.65%	6.91%	1.69%
Class C Shares at CDSC	9.66%	18.32%	13.75%	6.65%	6.91%
Class D Shares(1)	11.13%	20.35%	14.71%	7.54%	7.79%	0.79%
Class I Shares	11.24%	20.57%	14.88%	7.71%	7.97%	0.65%
Class N Shares	11.21%	20.60%	14.88%	7.71%	7.97%	0.57%
Class S Shares	10.99%	20.06%	14.52%	7.30%	7.54%	1.12%
Class T Shares	11.18%	20.27%	14.66%	7.43%	7.64%	0.82%
Russell 1000 Index	11.36%	21.69%	15.71%	8.59%	8.91%
Morningstar Quartile - Class I Shares	-	3rd	2nd	3rd	3rd
Morningstar Ranking - based on total returns for Large Blend Funds	-	820/1,438	549/1,244	553/1,090	551/1,014

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,110.70	$5.05	$1,000.00	$1,020.42	$4.84	0.95%
Class C Shares	$1,000.00	$1,106.60	$8.23	$1,000.00	$1,017.39	$7.88	1.55%
Class D Shares	$1,000.00	$1,111.30	$3.67	$1,000.00	$1,021.73	$3.52	0.69%
Class I Shares	$1,000.00	$1,112.40	$3.57	$1,000.00	$1,021.83	$3.41	0.67%
Class N Shares	$1,000.00	$1,112.10	$2.93	$1,000.00	$1,022.43	$2.80	0.55%
Class S Shares	$1,000.00	$1,109.90	$5.53	$1,000.00	$1,019.96	$5.30	1.04%
Class T Shares	$1,000.00	$1,111.80	$4.21	$1,000.00	$1,021.22	$4.02	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 6.1%
Boeing Co	45,900	$13,536,369
BWX Technologies Inc	47,500	2,873,275
General Dynamics Corp	37,900	7,710,755
HEICO Corp	77,425	6,120,446
Hexcel Corp	19,800	1,224,630
Huntington Ingalls Industries Inc	6,500	1,532,050
L3 Technologies Inc	4,500	890,325
Lockheed Martin Corp	19,600	6,292,580
Northrop Grumman Corp	32,500	9,974,575
Orbital ATK Inc	51,300	6,745,950
Raytheon Co	77,200	14,502,020
Rockwell Collins Inc	5,600	759,472
Spirit AeroSystems Holdings Inc	50,765	4,429,246
Teledyne Technologies Inc*	2,600	470,990
TransDigm Group Inc	1,600	439,392
		77,502,075
Air Freight & Logistics – 0%
United Parcel Service Inc	3,900	464,685
Airlines – 0.6%
Copa Holdings SA	53,100	7,118,586
Auto Components – 0.4%
Adient PLC	14,000	1,101,800
Aptiv PLC	7,600	644,708
BorgWarner Inc	6,500	332,085
Delphi Technologies PLC*	2,533	132,907
Lear Corp	4,500	794,970
Visteon Corp*	15,300	1,914,642
		4,921,112
Automobiles – 0.9%
General Motors Co	57,700	2,365,123
Tesla Inc*	26,900	8,375,315
Thor Industries Inc	3,800	572,736
		11,313,174
Banks – 0.9%
Citizens Financial Group Inc	40,200	1,687,596
PNC Financial Services Group Inc	64,100	9,248,989
		10,936,585
Beverages – 0.8%
Coca-Cola Co	8,900	408,332
Constellation Brands Inc	38,100	8,708,517
Monster Beverage Corp*	24,300	1,537,947
		10,654,796
Biotechnology – 2.1%
AbbVie Inc	49,200	4,758,132
Agios Pharmaceuticals Inc*	13,300	760,361
Alexion Pharmaceuticals Inc*	33,400	3,994,306
Alnylam Pharmaceuticals Inc*	60,900	7,737,345
Biogen Inc*	900	286,713
Celgene Corp*	2,200	229,592
Gilead Sciences Inc	15,000	1,074,600
Juno Therapeutics Inc*	83,800	3,830,498
Neurocrine Biosciences Inc*	43,000	3,336,370
Vertex Pharmaceuticals Inc*	8,100	1,213,866
		27,221,783
Building Products – 0.1%
Owens Corning	8,900	818,266
Capital Markets – 3.4%
BGC Partners Inc	50,400	761,544
BlackRock Inc	600	308,226

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Capital Markets – (continued)
Cboe Global Markets Inc	101,800	$12,683,262
CME Group Inc	26,700	3,899,535
Interactive Brokers Group Inc	54,200	3,209,182
Intercontinental Exchange Inc	6,200	437,472
LPL Financial Holdings Inc	78,500	4,485,490
Moody's Corp	17,400	2,568,414
MSCI Inc	3,200	404,928
Nasdaq Inc	13,600	1,044,888
S&P Global Inc	20,600	3,489,640
SEI Investments Co	24,600	1,767,756
State Street Corp	11,500	1,122,515
T Rowe Price Group Inc	40,100	4,207,693
TD Ameritrade Holding Corp	41,900	2,142,347
		42,532,892
Chemicals – 1.1%
Albemarle Corp	8,100	1,035,909
CF Industries Holdings Inc	26,500	1,127,310
Chemours Co	27,800	1,391,668
FMC Corp	18,900	1,789,074
Huntsman Corp	3,100	103,199
International Flavors & Fragrances Inc	7,100	1,083,531
LyondellBasell Industries NV	8,600	948,752
Monsanto Co	12,000	1,401,360
Olin Corp	14,800	526,584
Westlake Chemical Corp	47,000	5,006,910
		14,414,297
Commercial Services & Supplies – 2.7%
Republic Services Inc	306,900	20,749,509
Rollins Inc	127,400	5,927,922
Waste Management Inc	80,900	6,981,670
		33,659,101
Communications Equipment – 1.5%
Arista Networks Inc*	61,600	14,511,728
Harris Corp	28,900	4,093,685
		18,605,413
Consumer Finance – 0.2%
Credit Acceptance Corp*	6,900	2,232,012
Containers & Packaging – 0.8%
AptarGroup Inc	21,100	1,820,508
Avery Dennison Corp	38,800	4,456,568
Crown Holdings Inc*	1,800	101,250
Owens-Illinois Inc*	66,000	1,463,220
Packaging Corp of America	15,400	1,856,470
		9,698,016
Diversified Telecommunication Services – 0.1%
Zayo Group Holdings Inc*	16,700	614,560
Electric Utilities – 5.5%
Alliant Energy Corp	33,600	1,431,696
American Electric Power Co Inc	48,800	3,590,216
Duke Energy Corp	1,700	142,987
Edison International	33,800	2,137,512
Entergy Corp	16,300	1,326,657
Eversource Energy	32,200	2,034,396
Exelon Corp	38,400	1,513,344
FirstEnergy Corp	41,100	1,258,482
Great Plains Energy Inc	94,200	3,037,008
Hawaiian Electric Industries Inc	54,700	1,977,405
NextEra Energy Inc	85,500	13,354,245
PG&E Corp	83,500	3,743,305

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Pinnacle West Capital Corp	49,100	$4,182,338
PPL Corp	62,800	1,943,660
Southern Co	167,000	8,031,030
Westar Energy Inc	188,100	9,931,680
Xcel Energy Inc	217,600	10,468,736
		70,104,697
Electronic Equipment, Instruments & Components – 1.4%
Amphenol Corp	22,400	1,966,720
Cognex Corp	45,600	2,788,896
Coherent Inc*	3,900	1,100,658
IPG Photonics Corp*	29,100	6,231,183
National Instruments Corp	116,300	4,841,569
Universal Display Corp	2,300	397,095
		17,326,121
Equity Real Estate Investment Trusts (REITs) – 6.9%
American Tower Corp	69,800	9,958,366
AvalonBay Communities Inc	5,900	1,052,619
Camden Property Trust	13,600	1,252,016
CoreSite Realty Corp	16,400	1,867,960
Crown Castle International Corp	8,800	976,888
CubeSmart	32,900	951,468
CyrusOne Inc	52,400	3,119,372
DCT Industrial Trust Inc	73,700	4,332,086
Digital Realty Trust Inc	93,310	10,628,009
Duke Realty Corp	22,100	601,341
Equinix Inc	9,403	4,261,628
Equity LifeStyle Properties Inc	85,300	7,593,406
Equity Residential	3,900	248,703
Essex Property Trust Inc	21,400	5,165,318
Extra Space Storage Inc	4,800	419,760
Gaming and Leisure Properties Inc	151,800	5,616,600
Iron Mountain Inc	17,200	648,956
Life Storage Inc	10,400	926,328
Mid-America Apartment Communities Inc	6,400	643,584
Park Hotels & Resorts Inc	17,800	511,750
Prologis Inc	65,000	4,193,150
SBA Communications Corp*	56,200	9,180,832
Spirit Realty Capital Inc	60,800	521,664
STORE Capital Corp	74,600	1,942,584
Sun Communities Inc	114,200	10,595,476
UDR Inc	6,700	258,084
Welltower Inc	2,600	165,802
		87,633,750
Food & Staples Retailing – 0.2%
Wal-Mart Stores Inc	20,000	1,975,000
Food Products – 1.6%
General Mills Inc	79,400	4,707,626
Lamb Weston Holdings Inc	185,600	10,477,120
Pinnacle Foods Inc	28,100	1,671,107
Tyson Foods Inc	42,400	3,437,368
		20,293,221
Gas Utilities – 0.2%
Atmos Energy Corp	5,500	472,395
UGI Corp	32,250	1,514,137
		1,986,532
Health Care Equipment & Supplies – 4.3%
Abbott Laboratories	11,100	633,477
ABIOMED Inc*	23,700	4,441,617
Align Technology Inc*	51,200	11,376,128

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Baxter International Inc	116,400	$7,524,096
Becton Dickinson and Co	6,730	1,440,624
Boston Scientific Corp*	13,300	329,707
Cooper Cos Inc	34,400	7,495,072
Hill-Rom Holdings Inc	29,700	2,503,413
Intuitive Surgical Inc*	29,800	10,875,212
ResMed Inc	7,900	669,051
STERIS PLC	33,500	2,930,245
Stryker Corp	15,200	2,353,568
Teleflex Inc	7,200	1,791,504
Varian Medical Systems Inc*	7,000	778,050
		55,141,764
Health Care Providers & Services – 2.4%
Aetna Inc	18,400	3,319,176
Anthem Inc	1,700	382,517
Centene Corp*	51,900	5,235,672
Cigna Corp	5,000	1,015,450
Humana Inc	21,700	5,383,119
Quest Diagnostics Inc	7,700	758,373
UnitedHealth Group Inc	3,900	859,794
WellCare Health Plans Inc*	67,500	13,574,925
		30,529,026
Health Care Technology – 0.6%
Cerner Corp*	26,800	1,806,052
Veeva Systems Inc*	109,400	6,047,632
		7,853,684
Hotels, Restaurants & Leisure – 5.3%
Aramark	6,200	264,988
Carnival Corp	132,700	8,807,299
Darden Restaurants Inc	5,300	508,906
Domino's Pizza Inc	79,400	15,003,424
Extended Stay America Inc	53,100	1,008,900
International Game Technology PLC	12,700	336,677
Las Vegas Sands Corp	3,900	271,011
Marriott International Inc/MD	11,100	1,506,603
McDonald's Corp	52,300	9,001,876
Vail Resorts Inc	24,500	5,205,515
Wynn Resorts Ltd	81,600	13,756,944
Yum China Holdings Inc	277,700	11,113,554
Yum! Brands Inc	8,300	677,363
		67,463,060
Household Durables – 2.0%
DR Horton Inc	44,500	2,272,615
Garmin Ltd	11,700	696,969
NVR Inc*	4,700	16,488,634
PulteGroup Inc	134,000	4,455,500
Toll Brothers Inc	25,400	1,219,708
		25,133,426
Household Products – 0%
Clorox Co	2,200	327,228
Procter & Gamble Co	3,000	275,640
		602,868
Independent Power and Renewable Electricity Producers – 0.2%
NRG Energy Inc	11,700	333,216
Vistra Energy Corp*	139,400	2,553,808
		2,887,024
Industrial Conglomerates – 0.3%
3M Co	11,500	2,706,755
Honeywell International Inc	1,000	153,360

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Industrial Conglomerates – (continued)
Roper Technologies Inc	4,600	$1,191,400
		4,051,515
Information Technology Services – 4.0%
Accenture PLC	2,700	413,343
Black Knight Inc*	46,025	2,032,004
Booz Allen Hamilton Holding Corp	42,200	1,609,086
Broadridge Financial Solutions Inc	5,900	534,422
Cognizant Technology Solutions Corp	52,500	3,728,550
CoreLogic Inc/United States*	127,400	5,887,154
DXC Technology Co	51,405	4,878,334
Euronet Worldwide Inc*	1,000	84,270
Fidelity National Information Services Inc	15,800	1,486,622
Gartner Inc*	8,900	1,096,035
Genpact Ltd	55,700	1,767,918
Jack Henry & Associates Inc	1,700	198,832
Leidos Holdings Inc	35,900	2,318,063
Mastercard Inc	30,400	4,601,344
PayPal Holdings Inc*	109,200	8,039,304
Square Inc*	228,500	7,922,095
Total System Services Inc	19,900	1,573,891
Vantiv Inc*	3,900	286,845
Visa Inc	9,600	1,094,592
WEX Inc*	4,100	579,043
		50,131,747
Insurance – 5.4%
Allstate Corp	65,500	6,858,505
American Financial Group Inc/OH	101,400	11,005,956
Aon PLC	17,800	2,385,200
Arch Capital Group Ltd*	91,700	8,323,609
Assured Guaranty Ltd	6,300	213,381
Brown & Brown Inc	5,000	257,300
Everest Re Group Ltd	55,800	12,346,308
First American Financial Corp	77,700	4,354,308
FNF Group	150,100	5,889,924
Hanover Insurance Group Inc	22,900	2,475,032
Hartford Financial Services Group Inc	25,400	1,429,512
MetLife Inc	6,200	313,472
Progressive Corp	43,100	2,427,392
Reinsurance Group of America Inc	58,100	9,059,533
RenaissanceRe Holdings Ltd	2,591	325,404
Willis Towers Watson PLC	4,400	663,036
		68,327,872
Internet & Direct Marketing Retail – 0.6%
Amazon.com Inc*	1,000	1,169,470
Expedia Inc	32,700	3,916,479
Liberty Expedia Holdings Inc*	20,200	895,466
Netflix Inc*	1,400	268,744
Wayfair Inc*	20,500	1,645,535
		7,895,694
Internet Software & Services – 1.4%
Akamai Technologies Inc*	5,200	338,208
CoStar Group Inc*	12,400	3,682,180
Facebook Inc*	39,900	7,040,754
GoDaddy Inc*	6,400	321,792
IAC/InterActiveCorp*	14,800	1,809,744
VeriSign Inc*	39,300	4,497,492
		17,690,170
Leisure Products – 0.1%
Polaris Industries Inc	9,600	1,190,304

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Life Sciences Tools & Services – 1.5%
Agilent Technologies Inc	4,600	$308,062
Bio-Rad Laboratories Inc*	2,800	668,276
Bruker Corp	76,700	2,632,344
Charles River Laboratories International Inc*	20,300	2,221,835
IQVIA Holdings Inc*	13,300	1,302,070
Mettler-Toledo International Inc*	11,600	7,186,432
PerkinElmer Inc	34,400	2,515,328
Thermo Fisher Scientific Inc	2,000	379,760
Waters Corp*	11,200	2,163,728
		19,377,835
Machinery – 1.9%
Caterpillar Inc	7,900	1,244,882
Deere & Co	25,300	3,959,703
Dover Corp	3,400	343,366
Fortive Corp	6,900	499,215
Graco Inc	5,400	244,188
IDEX Corp	9,100	1,200,927
Nordson Corp	3,200	468,480
Oshkosh Corp	16,600	1,508,774
Terex Corp	21,700	1,046,374
Toro Co	125,600	8,192,888
Trinity Industries Inc	13,900	520,694
WABCO Holdings Inc*	11,500	1,650,250
Xylem Inc/NY	41,400	2,823,480
		23,703,221
Media – 1.1%
Cable One Inc	9,300	6,541,155
Live Nation Entertainment Inc*	131,800	5,610,726
Tribune Media Co	46,500	1,974,855
		14,126,736
Metals & Mining – 1.5%
Alcoa Corp*	86,100	4,638,207
Newmont Mining Corp	197,400	7,406,448
Royal Gold Inc	75,900	6,232,908
Southern Copper Corp	14,900	707,005
		18,984,568
Mortgage Real Estate Investment Trusts (REITs) – 2.3%
AGNC Investment Corp	381,600	7,704,504
Annaly Capital Management Inc	919,100	10,928,099
Chimera Investment Corp	210,200	3,884,496
MFA Financial Inc	560,200	4,436,784
Starwood Property Trust Inc	17,700	377,895
Two Harbors Investment Corp	147,150	2,392,659
		29,724,437
Multiline Retail – 0%
Dollar Tree Inc*	3,300	354,123
Multi-Utilities – 4.2%
Ameren Corp	114,900	6,777,951
CenterPoint Energy Inc	290,800	8,247,088
CMS Energy Corp	29,700	1,404,810
Consolidated Edison Inc	136,200	11,570,190
Dominion Energy Inc	43,100	3,493,686
DTE Energy Co	76,800	8,406,528
NiSource Inc	68,300	1,753,261
Public Service Enterprise Group Inc	19,900	1,024,850
Sempra Energy	9,300	994,356
Vectren Corp	80,400	5,227,608
WEC Energy Group Inc	60,076	3,990,849
		52,891,177

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 1.5%
Andeavor	34,900	$3,990,466
Cabot Oil & Gas Corp	41,100	1,175,460
Chevron Corp	6,000	751,140
Cimarex Energy Co	6,100	744,261
Concho Resources Inc*	4,000	600,880
ConocoPhillips	7,800	428,142
Continental Resources Inc/OK*	36,200	1,917,514
Diamondback Energy Inc*	5,600	707,000
EOG Resources Inc	6,400	690,624
HollyFrontier Corp	100,800	5,162,976
Occidental Petroleum Corp	4,500	331,470
PBF Energy Inc	40,300	1,428,635
Phillips 66	7,600	768,740
Valero Energy Corp	10,000	919,100
		19,616,408
Personal Products – 0.5%
Estee Lauder Cos Inc	15,000	1,908,600
Herbalife Ltd*	3,800	257,336
Nu Skin Enterprises Inc	55,100	3,759,473
		5,925,409
Pharmaceuticals – 0.3%
Akorn Inc*	5,600	180,488
Bristol-Myers Squibb Co	4,300	263,504
Johnson & Johnson	17,200	2,403,184
Zoetis Inc	18,100	1,303,924
		4,151,100
Professional Services – 0.6%
Dun & Bradstreet Corp	3,700	438,117
IHS Markit Ltd*	24,300	1,097,145
ManpowerGroup Inc	22,900	2,887,919
TransUnion*	64,100	3,522,936
		7,946,117
Real Estate Management & Development – 0.1%
Realogy Holdings Corp	50,600	1,340,900
Road & Rail – 1.6%
CSX Corp	198,000	10,891,980
JB Hunt Transport Services Inc	11,200	1,287,776
Kansas City Southern	50,500	5,313,610
Landstar System Inc	6,100	635,010
Old Dominion Freight Line Inc	11,000	1,447,050
Ryder System Inc	12,700	1,068,959
		20,644,385
Semiconductor & Semiconductor Equipment – 5.0%
Applied Materials Inc	81,700	4,176,504
Broadcom Ltd	7,749	1,990,718
First Solar Inc*	78,500	5,300,320
Intel Corp	18,900	872,424
Lam Research Corp	42,100	7,749,347
Maxim Integrated Products Inc	6,200	324,136
Micron Technology Inc*	441,600	18,158,592
NVIDIA Corp	104,500	20,220,750
NXP Semiconductors NV*	4,700	550,323
Teradyne Inc	63,700	2,667,119
Texas Instruments Inc	8,600	898,184
		62,908,417
Software – 6.6%
Activision Blizzard Inc	153,300	9,706,956
Adobe Systems Inc*	34,400	6,028,256
ANSYS Inc*	3,200	472,288

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares		Value
Common Stocks – (continued)
Software – (continued)
Cadence Design Systems Inc*	24,100	$1,007,862
Dell Technologies Inc Class V*	148,400	12,061,952
Electronic Arts Inc*	17,200	1,807,032
Guidewire Software Inc*	16,000	1,188,160
Intuit Inc	2,400	378,672
Red Hat Inc*	5,100	612,510
salesforce.com Inc*	17,900	1,829,917
ServiceNow Inc*	21,900	2,855,541
Symantec Corp	657,300	18,443,838
Synopsys Inc*	4,500	383,580
Tableau Software Inc*	7,200	498,240
Take-Two Interactive Software Inc*	80,900	8,881,202
Tyler Technologies Inc*	6,600	1,168,530
VMware Inc*	93,700	11,742,484
Workday Inc*	8,200	834,268
Zynga Inc*	1,125,900	4,503,600
		84,404,888
Specialty Retail – 0%
Signet Jewelers Ltd	8,900	503,295
Technology Hardware, Storage & Peripherals – 0.7%
Apple Inc	38,700	6,549,201
Western Digital Corp	19,200	1,526,976
Xerox Corp	30,100	877,415
		8,953,592
Textiles, Apparel & Luxury Goods – 1.1%
Carter's Inc	3,700	434,713
Hanesbrands Inc	121,900	2,548,929
Michael Kors Holdings Ltd*	30,300	1,907,385
PVH Corp	40,000	5,488,400
VF Corp	50,500	3,737,000
		14,116,427
Tobacco – 3.0%
Altria Group Inc	420,800	30,049,328
Philip Morris International Inc	72,000	7,606,800
		37,656,128
Trading Companies & Distributors – 0%
United Rentals Inc*	2,400	412,584
Water Utilities – 1.3%
American Water Works Co Inc	182,900	16,733,521
Total Common Stocks (cost $1,097,093,093)		1,255,400,096
Investment Companies – 2.8%
Investments Purchased with Cash Collateral from Securities Lending – 1.8%
Janus Cash Collateral Fund LLC, 1.2573%ºº,£	23,262,044	23,262,044
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£	11,905,507	11,905,507
Total Investment Companies (cost $35,167,551)		35,167,551
Total Investments (total cost $1,132,260,644) – 101.7%		1,290,567,647
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(20,991,611)
Net Assets – 100%		$1,269,576,036

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,268,973,584	98.3%
China	11,113,554	0.9
Panama	7,118,586	0.6
India	1,767,918	0.1
Peru	707,005	0.1
Netherlands	550,323	0.0
Italy	336,677	0.0

Total	$1,290,567,647	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 2.8%
Investments Purchased with Cash Collateral from Securities Lending – 1.8%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$42,998∆	$—	$—	$23,262,044
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	57,840	—	—	11,905,507

Total Affiliated Investments – 2.8%	$100,838	$—	$—	$35,167,551

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 2.8%
Investments Purchased with Cash Collateral from Securities Lending – 1.8%
Janus Cash Collateral Fund LLC, 1.2573%ºº	8,420,950	74,636,644	(59,795,550)	23,262,044
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	6,586,527	255,271,610	(249,952,630)	11,905,507

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,255,400,096	$-	$-
Investment Companies	-	35,167,551	-
Total Assets	$1,255,400,096	$35,167,551	$-

16	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$1,255,400,096
Affiliated investments, at value(3)	35,167,551
Cash	69,896
Non-interested Trustees' deferred compensation	24,264
Receivables:
Dividends	2,171,652
Fund shares sold	1,369,852
Investments sold	1,330,230
Dividends from affiliates	12,258
Other assets	9,223
Total Assets	1,295,555,022
Liabilities:
Collateral for securities loaned (Note 2)	23,262,044
Payables:	—
Fund shares repurchased	1,300,133
Advisory fees	558,173
Investments purchased	439,881
Transfer agent fees and expenses	268,493
12b-1 Distribution and shareholder servicing fees	41,754
Non-interested Trustees' deferred compensation fees	24,264
Professional fees	19,439
Fund administration fees	8,707
Non-interested Trustees' fees and expenses	7,697
Custodian fees	2,201
Accrued expenses and other payables	46,200
Total Liabilities	25,978,986
Net Assets	$1,269,576,036

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,145,716,777
Undistributed net investment income/(loss)	(39,110,756)
Undistributed net realized gain/(loss) from investments	4,662,521
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	158,307,494
Total Net Assets	$1,269,576,036
Net Assets - Class A Shares	$24,417,014
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,220,049
Net Asset Value Per Share(4)	$11.00
Maximum Offering Price Per Share(5)	$11.67
Net Assets - Class C Shares	$33,169,401
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,095,929
Net Asset Value Per Share(4)	$10.71
Net Assets - Class D Shares	$336,727,480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,036,571
Net Asset Value Per Share	$10.85
Net Assets - Class I Shares	$538,764,516
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,078,350
Net Asset Value Per Share	$10.98
Net Assets - Class N Shares	$42,655,207
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,898,205
Net Asset Value Per Share	$10.94
Net Assets - Class S Shares	$31,455,443
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,865,917
Net Asset Value Per Share	$10.98
Net Assets - Class T Shares	$262,386,975
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,187,803
Net Asset Value Per Share	$10.85

(1) Includes cost of $1,097,093,093.

(2) Includes $22,758,257 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $35,167,551.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017

Investment Income:
Dividends	$10,724,408
Dividends from affiliates	57,840
Affiliated securities lending income, net	42,998
Other income	9,071
Total Investment Income	10,834,317
Expenses:
Advisory fees	2,839,854
12b-1Distribution and shareholder servicing fees:
Class A Shares	37,125
Class C Shares	153,944
Class S Shares	40,567
Transfer agent administrative fees and expenses:
Class D Shares	198,346
Class S Shares	40,567
Class T Shares	320,952
Transfer agent networking and omnibus fees:
Class A Shares	22,620
Class C Shares	13,952
Class I Shares	243,931
Other transfer agent fees and expenses:
Class A Shares	1,601
Class C Shares	1,596
Class D Shares	34,273
Class I Shares	7,611
Class N Shares	654
Class S Shares	279
Class T Shares	2,520
Registration fees	134,169
Fund administration fees	45,747
Professional fees	33,338
Shareholder reports expense	32,445
Non-interested Trustees’ fees and expenses	17,006
Custodian fees	8,672
Other expenses	24,914
Total Expenses	4,256,683
Less: Excess Expense Reimbursement and Waivers	(9,735)
Net Expenses	4,246,948
Net Investment Income/(Loss)	6,587,369
Net Realized Gain/(Loss) on Investments:
Investments	22,390,020
Total Net Realized Gain/(Loss) on Investments	22,390,020
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	87,450,384
Total Change in Unrealized Net Appreciation/Depreciation	87,450,384
Net Increase/(Decrease) in Net Assets Resulting from Operations	$116,427,773

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson U.S. Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$6,587,369	$6,989,556
Net realized gain/(loss) on investments	22,390,020	45,256,611
Change in unrealized net appreciation/depreciation	87,450,384	(22,743,083)
Net Increase/(Decrease) in Net Assets Resulting from Operations	116,427,773	29,503,084
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(855,703)	(633,191)
Class C Shares	(1,102,374)	(223,230)
Class D Shares	(12,510,655)	(399,781)
Class I Shares	(19,911,965)	(4,404,248)
Class N Shares	(1,606,396)	(1,317,327)
Class S Shares	(1,102,013)	(50,598)
Class T Shares	(9,661,769)	(3,011,194)
Total Dividends from Net Investment Income	(46,750,875)	(10,039,569)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(343,609)	—
Class C Shares	(477,475)	—
Class D Shares	(4,752,938)	—
Class I Shares	(7,506,277)	—
Class N Shares	(598,767)	—
Class S Shares	(441,613)	—
Class T Shares	(3,721,506)	—
Total Distributions from Net Realized Gain from Investment Transactions	(17,842,185)	—
Net Decrease from Dividends and Distributions to Shareholders	(64,593,060)	(10,039,569)
Capital Share Transactions: (Note 5)
Class A Shares	(19,907,673)	10,129,169
Class C Shares	(3,292,543)	15,228,510
Class D Shares	(7,165,381)	313,682,142
Class I Shares	200,057,048	144,381,773
Class N Shares	(4,168,906)	(33,929,619)
Class S Shares	(5,625,815)	31,923,349
Class T Shares	(5,644,783)	105,607,866
Net Increase/(Decrease) from Capital Share Transactions	154,251,947	587,023,190
Net Increase/(Decrease) in Net Assets	206,086,660	606,486,705
Net Assets:
Beginning of period	1,063,489,376	457,002,671
End of period	$1,269,576,036	$1,063,489,376

Undistributed Net Investment Income/(Loss)	$(39,110,756)	$1,052,750

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$10.41	$9.87	$9.04		$13.16	$12.45	$10.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.12(1)	0.11(1)		0.12(1)	0.12(1)	0.16
Net realized and unrealized gain/(loss)	1.10	0.60	0.75		0.38	2.78	2.33
Total from Investment Operations	1.15	0.72	0.86		0.50	2.90	2.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.18)	(0.03)		(0.14)	(0.11)	(0.19)
Distributions (from capital gains)	(0.16)	—	—		(4.48)	(2.08)	—
Total Dividends and Distributions	(0.56)	(0.18)	(0.03)		(4.62)	(2.19)	(0.19)
Net Asset Value, End of Period	$11.00	$10.41	$9.87		$9.04	$13.16	$12.45
Total Return*	11.07%	7.38%	9.54%		4.04%	24.98%	24.86%
Net Assets, End of Period (in thousands)	$24,417	$42,371	$30,628		$8,845	$1,424	$7,348
Average Net Assets for the Period (in thousands)	$30,096	$32,360	$16,493		$2,962	$8,530	$6,373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.92%	0.93%		1.03%	1.03%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.92%	0.93%		1.03%	1.01%	0.97%
Ratio of Net Investment Income/(Loss)	0.82%	1.21%	1.22%		1.17%	0.91%	1.37%
Portfolio Turnover Rate	46%	108%	72%		107%	150%	100%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.16	$9.62	$8.85	$13.09	$12.43	$10.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.04(1)	0.05(1)	0.04(1)	0.04(1)	(0.08)
Net realized and unrealized gain/(loss)	1.06	0.59	0.73	0.37	2.77	2.49
Total from Investment Operations	1.08	0.63	0.78	0.41	2.81	2.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.09)	(0.01)	(0.17)	(0.07)	(0.12)
Distributions (from capital gains)	(0.16)	—	—	(4.48)	(2.08)	—
Total Dividends and Distributions	(0.53)	(0.09)	(0.01)	(4.65)	(2.15)	(0.12)
Net Asset Value, End of Period	$10.71	$10.16	$9.62	$8.85	$13.09	$12.43
Total Return*	10.66%	6.59%	8.87%	3.26%	24.20%	23.97%
Net Assets, End of Period (in thousands)	$33,169	$34,652	$18,116	$4,330	$861	$380
Average Net Assets for the Period (in thousands)	$33,420	$23,745	$9,583	$1,567	$643	$206
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.67%	1.61%	1.73%	1.67%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.55%	1.67%	1.61%	1.73%	1.67%	1.69%
Ratio of Net Investment Income/(Loss)	0.31%	0.39%	0.58%	0.41%	0.31%	0.57%
Portfolio Turnover Rate	46%	108%	72%	107%	150%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.29	$9.75	$8.93	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.19	0.12	0.03
Net realized and unrealized gain/(loss)	1.07	0.55	0.73	0.16
Total from Investment Operations	1.14	0.74	0.85	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.20)	(0.03)	—
Distributions (from capital gains)	(0.16)	—	—	(1.36)
Total Dividends and Distributions	(0.58)	(0.20)	(0.03)	(1.36)
Net Asset Value, End of Period	$10.85	$10.29	$9.75	$8.93
Total Return*	11.13%	7.67%	9.55%	1.50%
Net Assets, End of Period (in thousands)	$336,727	$326,401	$14,953	$3,322
Average Net Assets for the Period (in thousands)	$329,595	$24,628	$7,109	$2,101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.79%	0.83%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.79%	0.83%	1.11%
Ratio of Net Investment Income/(Loss)	1.19%	2.03%	1.30%	0.66%
Portfolio Turnover Rate	46%	108%	72%	107%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.40	$9.86	$9.02	$13.25	$12.51	$10.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.14(2)	0.13(2)	0.16(2)	0.17(2)	0.22
Net realized and unrealized gain/(loss)	1.10	0.61	0.75	0.38	2.80	2.32
Total from Investment Operations	1.17	0.75	0.88	0.54	2.97	2.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.21)	(0.04)	(0.29)	(0.15)	(0.22)
Distributions (from capital gains)	(0.16)	—	—	(4.48)	(2.08)	—
Total Dividends and Distributions	(0.59)	(0.21)	(0.04)	(4.77)	(2.23)	(0.22)
Net Asset Value, End of Period	$10.98	$10.40	$9.86	$9.02	$13.25	$12.51
Total Return*	11.24%	7.76%	9.78%	4.35%	25.48%	25.23%
Net Assets, End of Period (in thousands)	$538,765	$325,847	$171,556	$101,060	$104,039	$77,625
Average Net Assets for the Period (in thousands)	$406,076	$203,913	$101,772	$61,707	$86,864	$93,335
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.65%	0.65%	0.71%	0.66%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.65%	0.65%	0.71%	0.66%	0.67%
Ratio of Net Investment Income/(Loss)	1.28%	1.43%	1.42%	1.36%	1.32%	1.71%
Portfolio Turnover Rate	46%	108%	72%	107%	150%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 22, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year or period ended June 30	2017	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$10.37	$9.83	$8.99	$13.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.16	0.14	0.11
Net realized and unrealized gain/(loss)	1.09	0.60	0.74	0.66
Total from Investment Operations	1.16	0.76	0.88	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.22)	(0.04)	(0.33)
Distributions (from capital gains)	(0.16)	—	—	(4.48)
Total Dividends and Distributions	(0.59)	(0.22)	(0.04)	(4.81)
Net Asset Value, End of Period	$10.94	$10.37	$9.83	$8.99
Total Return*	11.21%	7.87%	9.85%	6.22%
Net Assets, End of Period (in thousands)	$42,655	$44,318	$75,067	$74,862
Average Net Assets for the Period (in thousands)	$43,720	$61,477	$72,242	$53,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.57%	0.61%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.57%	0.61%	0.72%
Ratio of Net Investment Income/(Loss)	1.32%	1.63%	1.49%	1.56%
Portfolio Turnover Rate	46%	108%	72%	107%

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.40	$9.83	$9.01	$13.27	$12.53	$10.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.15(2)	0.08(2)	0.11(2)	0.11(2)	0.90
Net realized and unrealized gain/(loss)	1.09	0.57	0.75	0.39	2.82	1.63
Total from Investment Operations	1.14	0.72	0.83	0.50	2.93	2.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.15)	(0.01)	(0.28)	(0.11)	(0.15)
Distributions (from capital gains)	(0.16)	—	—	(4.48)	(2.08)	—
Total Dividends and Distributions	(0.56)	(0.15)	(0.01)	(4.76)	(2.19)	(0.15)
Net Asset Value, End of Period	$10.98	$10.40	$9.83	$9.01	$13.27	$12.53
Total Return*	10.99%	7.40%	9.27%	3.99%	25.01%	25.12%
Net Assets, End of Period (in thousands)	$31,455	$35,264	$3,490	$12,967	$64	$64
Average Net Assets for the Period (in thousands)	$32,402	$3,882	$8,378	$2,892	$63	$132
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.12%	1.12%	1.20%	1.23%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.08%	1.07%	1.18%	1.08%	0.97%
Ratio of Net Investment Income/(Loss)	0.81%	1.50%	0.88%	1.20%	0.88%	1.41%
Portfolio Turnover Rate	46%	108%	72%	107%	150%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.28	$9.75	$8.93	$13.19	$12.48	$10.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.13(1)	0.11(1)	0.13(1)	0.14(1)	0.19
Net realized and unrealized gain/(loss)	1.09	0.59	0.74	0.38	2.80	2.31
Total from Investment Operations	1.15	0.72	0.85	0.51	2.94	2.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.19)	(0.03)	(0.29)	(0.15)	(0.20)
Distributions (from capital gains)	(0.16)	—	—	(4.48)	(2.08)	—
Total Dividends and Distributions	(0.58)	(0.19)	(0.03)	(4.77)	(2.23)	(0.20)
Net Asset Value, End of Period	$10.85	$10.28	$9.75	$8.93	$13.19	$12.48
Total Return*	11.18%	7.48%	9.55%	4.19%	25.27%	24.84%
Net Assets, End of Period (in thousands)	$262,387	$254,637	$143,193	$82,199	$18,659	$479
Average Net Assets for the Period (in thousands)	$256,002	$156,046	$102,987	$31,644	$9,758	$205
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.82%	0.86%	0.95%	0.90%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.82%	0.85%	0.95%	0.90%	0.89%
Ratio of Net Investment Income/(Loss)	1.09%	1.31%	1.26%	1.27%	1.09%	1.28%
Portfolio Turnover Rate	46%	108%	72%	107%	150%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (the “ Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Janus Investment Fund	25

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s

26	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	27

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

28	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$22,758,257	$—	$(22,758,257)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	29

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $22,758,257 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2017 is $23,262,044, resulting in the net amount due to the counterparty of $503,787.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

30	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Investment Fund	31

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “ Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus

32	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $3,780.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $5,447.

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-*	-*
Class I Shares	-	-
Class N Shares	68	2
Class S Shares	-*	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Janus Investment Fund	33

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,132,311,464	$169,103,890	$(10,847,707)	$ 158,256,183

5. Capital Share Transactions

	Period ended December 31, 2017		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	294,004	$ 3,272,137	2,861,954	$ 28,035,751
Shares from the Acquisition (See Note 8)	-	-	1,725,937	18,155,127
Reinvested dividends and distributions	81,312	893,618	60,916	600,310
Shares repurchased	(2,225,317)	(24,073,428)	(3,683,482)	(36,662,019)
Net Increase/(Decrease)	(1,850,001)	$ (19,907,673)	965,325	$ 10,129,169
Class C Shares:
Shares sold	131,650	$ 1,423,637	1,108,181	$ 10,653,520
Shares from the Acquisition (See Note 8)	-	-	1,061,216	10,894,999
Reinvested dividends and distributions	130,504	1,397,699	19,846	191,224
Shares repurchased	(576,578)	(6,113,879)	(663,006)	(6,511,233)
Net Increase/(Decrease)	(314,424)	$ (3,292,543)	1,526,237	$ 15,228,510
Class D Shares:
Shares sold	600,347	$ 6,562,788	1,620,408	$ 15,852,008
Shares from the Acquisition (See Note 8)	-	-	29,905,630	310,788,509
Reinvested dividends and distributions	1,575,312	17,076,380	40,294	396,674
Shares repurchased	(2,871,736)	(30,804,549)	(1,367,113)	(13,355,049)
Net Increase/(Decrease)	(696,077)	$ (7,165,381)	30,199,219	$313,682,142
Class I Shares:
Shares sold	20,949,792	$235,030,672	10,255,625	$101,607,935
Shares from the Acquisition (See Note 8)	-	-	11,547,782	121,356,630
Reinvested dividends and distributions	2,325,735	25,513,312	356,997	3,554,002
Shares repurchased	(5,523,501)	(60,486,936)	(8,227,605)	(82,136,794)
Net Increase/(Decrease)	17,752,026	$200,057,048	13,932,799	$144,381,773
Class N Shares:
Shares sold	98,927	$ 1,087,194	437,321	$ 4,457,220
Shares from the Acquisition (See Note 8)	-	-	654,638	6,857,942
Reinvested dividends and distributions	201,569	2,205,163	134,253	1,317,327
Shares repurchased	(676,351)	(7,461,263)	(4,588,665)	(46,562,108)
Net Increase/(Decrease)	(375,855)	$ (4,168,906)	(3,362,453)	$ (33,929,619)
Class S Shares:
Shares sold	109,821	$ 1,203,271	81,308	$ 813,461
Shares from the Acquisition(See Note 8)	-	-	3,107,956	32,650,657
Reinvested dividends and distributions	140,460	1,540,847	5,070	50,311
Shares repurchased	(776,005)	(8,369,933)	(157,551)	(1,591,080)
Net Increase/(Decrease)	(525,724)	$ (5,625,815)	3,036,783	$ 31,923,349
Class T Shares:
Shares sold	2,002,695	$ 22,139,022	7,553,691	$ 73,719,178
Shares from the Acquisition (See Note 8)	-	-	11,163,860	116,002,803
Reinvested dividends and distributions	1,211,117	13,128,506	305,851	3,000,155
Shares repurchased	(3,785,409)	(40,912,311)	(8,955,612)	(87,114,270)
Net Increase/(Decrease)	(571,597)	$ (5,644,783)	10,067,790	$105,607,866

34	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$609,735,103	$ 518,303,158	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Janus Henderson U.S. Core Fund (formerly named INTECH U.S. Core Fund “Target Fund”) with and into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Managed Volatility Fund “Acquiring Fund”) (the “Merger”), effective at the close of business on June 23, 2017. The Merger was based largely on a development over the past several years of INTECH's investment process to a managed volatility strategy. The Merger was tax-free for federal income tax purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects the Merger activity.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
$36,940,449	$616,706,667	59,167,019	$463,427,389	$1,080,134,056	$33,739,241

Assuming the Merger had been completed on 7/1/2016, the pro forma results of operations for the year ended 6/30/2017, are as follows:

Net investment income $14,218,889

Net gain/(loss) on investments $167,512,149

Change in unrealized net appreciation/depreciation $ (57,473,607)

Net increase/(decrease) in net assets resulting from operations $124,257,431

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on June 23, 2017.

Janus Investment Fund	35

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

46	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	47

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

48	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	49

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

50	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	51

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

52	DECEMBER 31, 2017

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93016 02-18

SEMIANNUAL REPORT December 31, 2017

Janus Henderson Value Plus Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Value Plus Income Fund

Janus Henderson Value Plus Income Fund (unaudited)

FUND SNAPSHOT

We bring together our experience as defensive value equity investors with that of the Janus Henderson’s fundamental fixed income team to create an asset allocation strategy that seeks to outperform our benchmarks with a reduced level of volatility.

Ted Thome co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE REVIEW

For the six-month period ended December 31, 2017, Janus Henderson Value Plus Income Fund’s Class I Shares returned 4.81%, while the Fund’s primary benchmark, the Russell 1000® Value Index, returned 8.61%. Its hypothetical internally-calculated benchmark, the Value Income Index, which combines the total returns from the Russell 1000 Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%), returned 4.90%. The Fund’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 1.24% during the period.

MARKET ENVIRONMENT

Positive earnings data, strengthening fundamentals and an upward trajectory in global growth boosted risk assets in the second half of 2017. Geopolitical concerns in August weighed on markets as North Korea fired missiles over Japan, with equities and corporate credit selling off and investors retreating to U.S. Treasury securities. However, sentiment quickly reversed and markets rebounded. Late in the period, the passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs. Investment-grade corporate credit spreads reached post-crisis tights, and spreads on high-yield corporate credit also tightened over the period.

The Federal Reserve (Fed) raised its benchmark rate in December, marking the third rate hike of 2017, and began normalizing its balance sheet. The Treasury curve flattened during the period. The 10-year Treasury note yield closed December at 2.41%, compared with 2.31% at the end of June.

The prospects of synchronized growth and a U.S. dollar that weakened over much of the period boosted emerging market stocks. On a sector basis, energy was among the strongest performers, fueled by strong gains in the benchmark for global crude.

PERFORMANCE DISCUSSION

We maintained our overweight in equities during the period.

Our equity sleeve underperformed the Russell 1000 Value Index. Stock selection in financials weighed on relative returns. The health care sector also detracted due to a combination of our overweight allocation and stock selection. Stock selection in industrials and consumer staples contributed to relative performance.

The fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the six-month period. Our security selection and spread carry (a measure of excess income) were positive for relative results; however, our yield curve positioning and asset allocation decisions weighed on performance.

In our joint management of the Fund, both Perkins and Janus Henderson investment teams are equally as concerned with absolute total returns as we are on relative returns, and therefore, are focused on the long term.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

EQUITY CONTRIBUTORS

Occidental Petroleum Corporation is a Houston, Texas-based independent oil and gas exploration company with sizable investments in midstream and downstream businesses. Occidental’s shares appreciated during the period given better-than-expected third quarter earnings results; the company is closer to delivering on its cash flow break even goals. Furthermore, WTI crude oil prices increased approximately 31% during the period, which served as a tailwind for oil-levered exploration and production companies. We maintained a position as we believe the strong balance sheet provides downside

Janus Investment Fund	1

Janus Henderson Value Plus Income Fund (unaudited)

protection and we have been clipping a 4.2% dividend yield while awaiting further improvement in returns on capital employed.

Berkshire Hathaway outperformed as large hurricanes making landfall in the U.S. resulted in rumors of improved catastrophe insurance pricing. National Indemnity, a Berkshire company, is likely to benefit greatly from market dislocation in the event of a hardening property and casualty insurance environment, despite near-term losses. We continue to hold a position in Berkshire Hathaway.

EQUITY DETRACTORS

XL Group operates in two segments: insurance and reinsurance. The stock underperformed in the period due to a loss of capital driven by Hurricanes Harvey, Irma, and Maria as well as the California wildfires. Market speculation surrounding the need for a capital raise and heavy short selling of the stock drove additional underperformance. Despite the stock’s technical-driven underperformance, we continue to hold a position as shares trade at a meaningful discount to book value, and we view XL as well capitalized over a full insurance cycle.

PPL Corporation is a Pennsylvania-based utility that owns and operates regulated electric and gas utilities in the UK and the U.S. Shares underperformed in the period as investors became more concerned about negative outcomes from the mid-term regulatory review in the UK. The stock also declined as investors began to factor in muted benefits and potentially lower cash flow resulting from U.S. corporate tax reform. We continue to own a position as we believe the potential downside risks from a negative regulatory review in the UK are somewhat reflected in the current valuation.

FIXED INCOME CONTRIBUTORS AND DETRACTORS

Our security selection and spread carry (a measure of excess income) aided relative results. Yield curve positioning and asset allocation decisions weighed on performance.

At the asset class level, our positioning in Treasury securities contributed to relative performance. Our significant underweight allocation proved beneficial as yields rose across much of the Treasury curve. Our bias to the 30-year bond, which we use to balance our credit exposure, also supported results as long-term yields rallied.

Our high-yield corporate credit allocation also aided relative returns due to a combination of security selection and spread carry, while our investment-grade corporate credit positioning detracted on a relative basis. Although our overweight allocation aided relative performance as spreads tightened, those gains were offset by our yield curve positioning. We continue to emphasize shorter- and intermediate-dated securities in which we believe we have insight into the issuer’s ability to pay down debt. Our limited exposure to the duration of long corporate credit weighed on results, while many benchmark constituents benefited from the rally in 30-year Treasury yields.

On a credit sector basis, relative contributors were led by security selection in chemicals, wireless communications and energy refining. Outperformance in chemicals was aided by our position in CF Industries. Bonds of the nitrogen fertilizer manufacturer performed well during the period, benefiting from positive momentum in nitrogen fertilizer pricing. We appreciate the company’s intention to delever and its commitment to obtaining investment-grade ratings.

Technology, retailers and finance companies led relative credit sector detractors. Security selection was the primary driver of underperformance in the technology sector. This was due in large part to our exposure to Broadcom. Our overweight position weighed on results as the semiconductor company made an unexpected bid for Qualcomm during the period. Spreads widened under the assumption that much of the acquisition would be financed with debt. We believe the diversification will ultimately be positive for Broadcom. We also appreciate management’s commitment to investment-grade ratings and the company’s track record of rapid deleveraging after prior acquisitions.

OUTLOOK AND POSITIONING

On the equity side, we are mindful of the fact that valuations in the U.S. equity market continue to be elevated, with the Shiller price-to-earnings ratio at 33x – well beyond its long-term average. This suggests that a lot of good news is already baked into the U.S. stock market. In this type of environment, we believe a defensive orientation is more important than ever. However, we do find a few reasons to be cautiously optimistic on equities going into 2018. Among them:

1. Continued regulatory relief should ease pressure for many industries, particularly banks.

2	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund (unaudited)

2. Domestic GDP improvement, aided by tax reform, should find its way into increased earnings estimates.

3. Barring a significant spike in inflation, the Fed’s well telegraphed gradual pace of rate hikes should be well absorbed by the equity market as there continues to be ample liquidity in the system on a global basis.

Given these tailwinds, it seems possible that the equity market could continue to power higher, however our view remains that a defensive approach focused on finding high quality companies trading at reasonable valuations is the right way to be positioned at this point in the cycle. While predicting market tops in notoriously difficult, a focus on companies with clean balance sheets, a durable competitive advantage, and consistent earnings streams should be a reliable way to participate in up markets and outperform in down or more volatile markets so that our portfolio can deliver on our goal of beating benchmarks and peers over a full market cycle.

It is interesting to note that since the market bottom in 2009, during a period of falling interest rates and sub-par economic growth, growth strategies generally outperformed value. However, value has historically performed well during rising rate environments. Given the outlook for better economic growth and potential for increasing inflation, we believe the environment is established for value to begin performing better relative to growth.

Additionally, as of year-end, we have seen 22 months since the last 10% correction in the S&P 500® Index, a broad measure of the U.S. equity market. Meanwhile, the S&P 500 is up 46% since the low in February 2016 and is trading at 20x 2018 estimates as of year-end. Complacency in the market is pervasive with the CBOE Volatility Index® regularly setting new lows and record short interest in this index. Simply put, risks are increasing in the market. While it makes sense to have exposure to equities we think it is important to invest in strategies that aim to protect on the downside. As always, we remain focused on what can go wrong and minimizing losses in a more challenging market environment.

In fixed income, we anticipate growth will remain firm and inflation subdued in 2018. The Fed will likely raise interest rates two to three times as a result. We expect range-bound but moderately higher Treasury yields and a flatter curve. The front end of the curve should rise as the Fed hikes, while a cautious Fed, investors’ demand for yield and growth without inflation should push long-term yields lower. However, we are mindful that a more aggressive than expected tightening path could result in policy error, an inverted Treasury curve and dramatic disruption in the rate market. We intend to maintain duration modestly below that of the benchmark, but we will continue in our tactical approach to yield curve positioning with a focus on capital preservation.

While both the economic and corporate earnings outlooks remain constructive and supported by tax reform, we expect a lower return environment for corporate credit in 2018 compared with the previous two calendar years. Spread tightening will be moderate, in our view, and carry will be the primary driver of returns. Given rich valuations and the asymmetric risk profile of credit investing, security avoidance will be critical. We remain committed to managing idiosyncratic risk in the Fund and seeking higher-quality business models with consistent free cash flow and management teams committed to sound balance sheets. These issuers should offer steady carry and minimize downside risk in various market environments.

As we balance a constructive fundamental outlook with the current valuation environment, we remain opportunistic, seeking to identify and capitalize on spread movements that create the potential for attractive returns. In particular, we expect U.S. tax reform and disruptive industry trends – such as the Amazon effect – to be potential generators of opportunities. As always, our goal is to participate in spread tightening while keeping capital preservation and strong risk-adjusted returns at the forefront.

Thank you for your investment in the Janus Henderson Value Plus Income Fund.

Janus Investment Fund	3

Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Occidental Petroleum Corp	0.57%	XL Group Ltd	-0.32%
	Berkshire Hathaway Inc	0.50%	PPL Corp	-0.26%
	Microsoft Corp	0.50%	INC Research Holdings Inc	-0.25%
	Trinity Industries Inc	0.41%	Merck & Co Inc	-0.20%
	Generac Holdings Inc	0.37%	Oracle Corp	-0.20%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.60%	10.44%	8.44%
	Consumer Staples	0.32%	7.95%	8.86%
	Telecom Services	0.04%	0.00%	3.00%
	Real Estate	0.01%	6.97%	4.89%
	Other**	-0.09%	1.14%	0.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.46%	24.90%	26.03%
	Health Care	-0.41%	17.53%	13.89%
	Information Technology	-0.39%	16.20%	8.35%
	Consumer Discretionary	-0.25%	1.31%	6.80%
	Energy	-0.23%	6.50%	10.60%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Johnson & Johnson
Pharmaceuticals	2.2%
Oracle Corp
Software	1.9%
Berkshire Hathaway Inc
Diversified Financial Services	1.8%
Laboratory Corp of America Holdings
Health Care Providers & Services	1.8%
Wells Fargo & Co
Banks	1.6%
9.3%

Asset Allocation - (% of Net Assets)
Common Stocks	54.2%
Corporate Bonds	26.6%
Mortgage-Backed Securities	8.1%
United States Treasury Notes/Bonds	5.6%
Asset-Backed/Commercial Mortgage-Backed Securities	2.6%
Investment Companies	2.0%
Bank Loans and Mezzanine Loans	1.5%
U.S. Government Agency Notes	0.6%
Preferred Stocks	0.3%
Other	(1.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of June 30, 2017

Janus Investment Fund	5

Janus Henderson Value Plus Income Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the October 27, 2017 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	4.63%	9.28%	7.87%	8.58%	1.29%	0.93%
Class A Shares at MOP	-1.43%	3.02%	6.59%	7.71%
Class C Shares at NAV	4.31%	8.53%	7.08%	7.83%	2.06%	1.70%
Class C Shares at CDSC	3.32%	7.53%	7.08%	7.83%
Class D Shares(1)	4.78%	9.51%	8.02%	8.72%	1.21%	0.82%
Class I Shares	4.81%	9.57%	8.11%	8.82%	1.13%	0.75%
Class N Shares	4.68%	9.28%	7.72%	8.40%	1.06%	0.68%
Class S Shares	4.57%	9.15%	7.81%	8.46%	1.53%	1.18%
Class T Shares	4.73%	9.30%	7.96%	8.65%	1.32%	0.93%
Russell 1000 Value Index	8.61%	13.66%	14.04%	13.70%
Bloomberg Barclays U.S. Aggregate Bond Index	1.24%	3.54%	2.10%	3.03%
Value Income Index	4.90%	8.54%	8.07%	8.46%
Morningstar Quartile - Class I Shares	-	4th	3rd	2nd
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	793/842	440/771	309/666

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

6	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through November 1, 2018.

The expense ratios for Class N Shares are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 30, 2010

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Value Plus Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)*	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Class A Shares	$1,000.00	$1,046.30	$4.90	$1,000.00	$1,020.42	$4.84	0.95%
Class C Shares	$1,000.00	$1,043.10	$8.81	$1,000.00	$1,016.59	$8.69	1.71%
Class D Shares	$1,000.00	$1,047.80	$4.28	$1,000.00	$1,021.02	$4.23	0.83%
Class I Shares	$1,000.00	$1,048.10	$3.92	$1,000.00	$1,021.37	$3.87	0.76%
Class N Shares	$1,000.00	$1,041.90	$2.90	$1,000.00	$1,021.73	$3.52	0.69%
Class S Shares	$1,000.00	$1,045.70	$5.47	$1,000.00	$1,019.86	$5.40	1.06%
Class T Shares	$1,000.00	$1,047.30	$4.75	$1,000.00	$1,020.57	$4.69	0.92%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (August 4, 2017 to December 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 150/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.6%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$33,000	$33,530
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	26,258
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	22,000	22,379
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	100,000	107,832
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	41,000	41,858
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	30,000	30,811
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	45,000	43,692
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	35,000	35,711
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	135,595	135,860
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	26,865	27,894
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	63,040	63,259
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	53,865	55,033
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.5521%, 7/25/24	59,507	63,608
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.9000%, 6.4521%, 11/25/24	49,335	56,447
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.5521%, 5/25/25	12,723	13,824
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	67,696	63,600
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	40,898	40,969
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	25,000	24,935
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	10,000	10,057
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	10,000	10,046
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	25	25
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	30,000	29,810
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.3521%, 11/25/50 (144A)§	62,000	62,000
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 2.5521%, 11/25/50 (144A)§	25,000	25,000
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	40,000	40,498
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	10,000	9,981
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	16,000	15,934
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,303
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	45,775
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18 (144A)§	67,000	67,011
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	44,438	45,041
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	40,680	41,496
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	51,342	52,127
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.0841%, 5/15/46‡	18,031	18,490
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	89,930	90,171
Wendys Funding LLC 2018-1, 3.5730%, 3/15/48 (144A)	50,000	49,984
Wendys Funding LLC 2018-1, 3.8840%, 3/15/48 (144A)	50,000	50,035
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,577,344)		1,580,284
Bank Loans and Mezzanine Loans – 1.5%
Banking – 0%
Vantiv LLC, ICE LIBOR USD + 2.0000%, 3.4770%, 8/9/24	11,000	11,050
Vantiv LLC, ICE LIBOR USD + 2.0000%, 0%, 3/31/25(a)	3,000	3,013
		14,063
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.6934%, 6/1/24	125,440	125,838
Capital Goods – 0.2%
Reynolds Group Holdings Inc, ICE LIBOR USD + 2.7500%, 4.0998%, 2/5/23	92,301	92,684
Communications – 0.3%
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.8607%, 1/17/24	5,296	5,308

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Communications – (continued)
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.8607%, 1/17/24	$41,639	$41,728
Nielsen Finance LLC, ICE LIBOR USD + 2.0000%, 3.4319%, 10/4/23	46,516	46,690
Sinclair Television Group Inc, ICE LIBOR USD + 2.5000%, 0%, 12/12/24(a)	55,000	54,897
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.5521%, 1/19/21	4,963	4,973
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.8021%, 1/19/24	44,328	44,463
		198,059
Consumer Cyclical – 0.6%
Aramark Services Inc, ICE LIBOR USD + 2.0000%, 3.5690%, 3/28/24	52,395	52,673
Golden Nugget Inc/NV, ICE LIBOR USD + 3.2500%, 4.7699%, 10/4/23	51,101	51,452
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.5521%, 10/25/23	117,790	118,334
KFC Holding Co, ICE LIBOR USD + 2.0000%, 3.4908%, 6/16/23	106,773	107,329
		329,788
Consumer Non-Cyclical – 0.1%
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.8200%, 5/24/24	12,935	12,974
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 3.6934%, 3/7/24	51,502	51,686
		64,660
Technology – 0.1%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.3833%, 12/29/22	54,403	54,652
Total Bank Loans and Mezzanine Loans (cost $879,738)		879,744
Corporate Bonds – 26.6%
Asset-Backed Securities – 0%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	6,000	5,992
Banking – 3.7%
Ally Financial Inc, 3.2500%, 11/5/18	23,000	23,058
Ally Financial Inc, 8.0000%, 12/31/18	16,000	16,760
Bank of America Corp, 2.5030%, 10/21/22	128,000	126,621
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	31,000	30,922
Bank of America Corp, 4.1830%, 11/25/27	66,000	68,903
Bank of America Corp, ICE LIBOR USD 3 Month + 1.8140%, 4.2440%, 4/24/38	69,000	74,777
Bank of New York Mellon Corp, 2.4500%, 8/17/26	11,000	10,444
Bank of New York Mellon Corp, 3.2500%, 5/16/27	83,000	83,869
Capital One Financial Corp, 3.3000%, 10/30/24	101,000	100,611
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.9106%, 9/1/23	35,000	36,026
Citigroup Inc, 3.2000%, 10/21/26	43,000	42,652
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	112,000	115,897
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	13,988
Citizens Financial Group Inc, 4.3500%, 8/1/25	10,000	10,399
Citizens Financial Group Inc, 4.3000%, 12/3/25	57,000	59,772
Discover Financial Services, 3.9500%, 11/6/24	41,000	41,872
Discover Financial Services, 3.7500%, 3/4/25	14,000	14,089
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	88,048
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	78,000	77,668
Goldman Sachs Group Inc, 3.7500%, 2/25/26	29,000	29,749
Goldman Sachs Group Inc, 3.5000%, 11/16/26	108,000	108,605
JPMorgan Chase & Co, 2.2950%, 8/15/21	62,000	61,438
JPMorgan Chase & Co, 3.3750%, 5/1/23	80,000	81,305
JPMorgan Chase & Co, 3.8750%, 9/10/24	15,000	15,643
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	95,000	98,416
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	121,000	122,078
National Australia Bank Ltd/New York, 2.8000%, 1/10/22	253,000	254,154
SVB Financial Group, 5.3750%, 9/15/20	56,000	59,847
Synchrony Financial, 4.5000%, 7/23/25	52,000	54,328
Synchrony Financial, 3.7000%, 8/4/26	71,000	69,982
US Bancorp, 2.3750%, 7/22/26	70,000	65,888
Wells Fargo & Co, 3.0000%, 4/22/26	16,000	15,693
Wells Fargo & Co, 4.1000%, 6/3/26	67,000	70,239

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Wells Fargo & Co, 4.3000%, 7/22/27	$59,000	$62,805
		2,206,546
Basic Industry – 1.7%
AK Steel Corp, 7.5000%, 7/15/23	89,000	96,342
CF Industries Inc, 4.9500%, 6/1/43	99,000	93,555
CF Industries Inc, 5.3750%, 3/15/44	59,000	58,262
Freeport-McMoRan Inc, 3.1000%, 3/15/20	37,000	36,769
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	92,613
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	48,000	49,320
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	17,000	18,139
Mosaic Co, 4.2500%, 11/15/23	126,000	130,455
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000	62,183
Sherwin-Williams Co, 2.7500%, 6/1/22	19,000	18,924
Sherwin-Williams Co, 3.1250%, 6/1/24	22,000	22,117
Sherwin-Williams Co, 3.4500%, 6/1/27	64,000	65,005
Sherwin-Williams Co, 4.5000%, 6/1/47	16,000	17,477
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	89,000	89,667
Steel Dynamics Inc, 5.0000%, 12/15/26	34,000	35,955
Teck Resources Ltd, 4.5000%, 1/15/21	20,000	20,624
Teck Resources Ltd, 4.7500%, 1/15/22	29,000	30,270
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	44,000	49,720
		987,397
Brokerage – 1.0%
Cboe Global Markets Inc, 3.6500%, 1/12/27	60,000	61,781
Charles Schwab Corp, 3.0000%, 3/10/25	36,000	35,872
Charles Schwab Corp, 3.2000%, 1/25/28	39,000	39,049
E*TRADE Financial Corp, 2.9500%, 8/24/22	63,000	62,460
E*TRADE Financial Corp, 3.8000%, 8/24/27	55,000	54,805
Lazard Group LLC, 4.2500%, 11/14/20	37,000	38,536
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	11,000	11,208
Raymond James Financial Inc, 5.6250%, 4/1/24	104,000	117,884
Raymond James Financial Inc, 3.6250%, 9/15/26	33,000	33,146
Raymond James Financial Inc, 4.9500%, 7/15/46	60,000	67,773
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	29,000	29,344
TD Ameritrade Holding Corp, 3.6250%, 4/1/25†	41,000	42,435
		594,293
Capital Goods – 2.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	250,000	256,562
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	200,000	203,500
Ball Corp, 4.3750%, 12/15/20	142,000	146,970
CNH Industrial Capital LLC, 3.6250%, 4/15/18	80,000	80,414
CNH Industrial Capital LLC, 4.3750%, 4/5/22	80,000	82,878
Eagle Materials Inc, 4.5000%, 8/1/26	5,000	5,213
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	14,000	14,980
Martin Marietta Materials Inc, 4.2500%, 7/2/24	43,000	45,221
Northrop Grumman Corp, 2.5500%, 10/15/22	71,000	70,484
Northrop Grumman Corp, 2.9300%, 1/15/25	61,000	60,623
Northrop Grumman Corp, 3.2500%, 1/15/28	75,000	75,086
Northrop Grumman Corp, 4.0300%, 10/15/47	47,000	49,072
Owens Corning, 4.2000%, 12/1/24	27,000	28,281
Owens Corning, 3.4000%, 8/15/26	13,000	12,757
Rockwell Collins Inc, 3.2000%, 3/15/24	29,000	29,216
Rockwell Collins Inc, 3.5000%, 3/15/27	49,000	49,877
Vulcan Materials Co, 7.5000%, 6/15/21	18,000	20,828
Vulcan Materials Co, 4.5000%, 4/1/25	61,000	64,988
		1,296,950

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – 2.6%
American Tower Corp, 3.3000%, 2/15/21	$46,000	$46,839
American Tower Corp, 3.4500%, 9/15/21	4,000	4,088
American Tower Corp, 3.5000%, 1/31/23	7,000	7,156
American Tower Corp, 4.4000%, 2/15/26	26,000	27,335
American Tower Corp, 3.3750%, 10/15/26	53,000	52,057
AT&T Inc, 3.4000%, 8/14/24	43,000	43,211
AT&T Inc, 4.2500%, 3/1/27	21,000	21,402
AT&T Inc, 3.9000%, 8/14/27	36,000	36,230
AT&T Inc, 4.1000%, 2/15/28 (144A)	59,000	59,178
AT&T Inc, 5.2500%, 3/1/37	19,000	20,081
AT&T Inc, 5.1500%, 2/14/50	27,000	27,135
AT&T Inc, 5.3000%, 8/14/58	57,000	57,134
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	36,000	36,607
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	20,000	19,700
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	87,000	84,607
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	148,000	157,316
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.7500%, 2/15/28	19,000	18,186
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	39,000	38,604
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.3750%, 5/1/47	21,000	21,515
Comcast Corp, 2.3500%, 1/15/27	10,000	9,441
Comcast Corp, 3.3000%, 2/1/27	31,000	31,617
Comcast Corp, 3.4000%, 7/15/46	7,000	6,617
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	47,000	46,279
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	49,000	47,872
Cox Communications Inc, 3.5000%, 8/15/27 (144A)	42,000	41,414
Crown Castle International Corp, 5.2500%, 1/15/23	32,000	35,033
Crown Castle International Corp, 3.2000%, 9/1/24	41,000	40,566
Crown Castle International Corp, 3.6500%, 9/1/27	75,000	74,794
NBCUniversal Media LLC, 4.4500%, 1/15/43	11,000	11,993
Time Warner Inc, 3.6000%, 7/15/25	43,000	43,086
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	60,215
Verizon Communications Inc, 2.6250%, 8/15/26	104,000	97,929
Verizon Communications Inc, 4.1250%, 3/16/27	34,000	35,442
Verizon Communications Inc, 4.1250%, 8/15/46	42,000	38,765
Verizon Communications Inc, 4.8620%, 8/21/46	25,000	26,018
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	127,000	129,540
		1,555,002
Consumer Cyclical – 3.4%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	59,000	60,401
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	63,000	62,842
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	31,000	30,899
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	98,000	98,119
Amazon.com Inc, 4.0500%, 8/22/47 (144A)	36,000	38,760
CVS Health Corp, 4.7500%, 12/1/22	22,000	23,562
DR Horton Inc, 3.7500%, 3/1/19	63,000	63,843
DR Horton Inc, 4.0000%, 2/15/20	6,000	6,172
General Motors Co, 4.8750%, 10/2/23	185,000	200,171
General Motors Co, 4.2000%, 10/1/27	45,000	46,560
General Motors Financial Co Inc, 3.1000%, 1/15/19	28,000	28,150
General Motors Financial Co Inc, 3.9500%, 4/13/24	131,000	134,835
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	121,000	129,772
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	32,000	34,694
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	41,000	43,255
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	71,000	70,911
L Brands Inc, 5.6250%, 10/15/23	250,000	269,687

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
McDonald's Corp, 3.5000%, 3/1/27	$103,000	$105,898
McDonald's Corp, 4.8750%, 12/9/45	36,000	41,667
MDC Holdings Inc, 5.5000%, 1/15/24	70,000	73,850
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	268,000	285,420
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	121,000	109,202
Tapestry Inc, 3.0000%, 7/15/22	21,000	20,923
Tapestry Inc, 4.1250%, 7/15/27	21,000	21,154
Toll Brothers Finance Corp, 4.0000%, 12/31/18	28,000	28,455
Toll Brothers Finance Corp, 4.3750%, 4/15/23	15,000	15,563
		2,044,765
Consumer Non-Cyclical – 2.7%
Abbott Laboratories, 3.8750%, 9/15/25	9,000	9,307
Abbott Laboratories, 3.7500%, 11/30/26	31,000	31,824
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	14,000	14,069
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	76,000	77,760
Becton Dickinson and Co, 2.8940%, 6/6/22	32,000	31,796
Becton Dickinson and Co, 3.3630%, 6/6/24	74,000	74,191
Becton Dickinson and Co, 3.7000%, 6/6/27	51,000	51,379
Celgene Corp, 2.7500%, 2/15/23	40,000	39,664
Constellation Brands Inc, 4.7500%, 12/1/25	5,000	5,492
Constellation Brands, Inc., 4.2500%, 5/1/23	51,000	53,943
Express Scripts Holding Co, 3.5000%, 6/15/24	24,000	24,207
Express Scripts Holding Co, 3.4000%, 3/1/27	27,000	26,488
HCA Inc, 5.8750%, 5/1/23	122,000	130,235
HCA Inc, 5.0000%, 3/15/24	87,000	90,480
HCA Inc, 5.2500%, 6/15/26	34,000	36,040
HCA Inc, 4.5000%, 2/15/27	39,000	39,195
LifePoint Health Inc, 5.5000%, 12/1/21	4,000	4,080
McCormick & Co Inc/MD, 3.1500%, 8/15/24	57,000	57,289
McCormick & Co Inc/MD, 3.4000%, 8/15/27	43,000	43,550
Molson Coors Brewing Co, 3.0000%, 7/15/26	65,000	63,603
Newell Brands Inc, 5.0000%, 11/15/23	25,000	26,385
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	240,000	236,100
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	27,000	27,472
Post Holdings Inc, 5.6250%, 1/15/28 (144A)	13,000	13,049
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	29,000	28,540
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	40,000	39,099
Sysco Corp, 2.5000%, 7/15/21	10,000	9,972
Sysco Corp, 3.3000%, 7/15/26	25,000	25,150
Sysco Corp, 3.2500%, 7/15/27	23,000	22,916
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	137,000	133,096
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	37,000	37,694
Valeant Pharmaceuticals International Inc, 5.3750%, 3/15/20 (144A)	104,000	104,260
		1,608,325
Electric – 1.1%
Dominion Energy Inc, 2.8500%, 8/15/26	8,000	7,724
Duke Energy Corp, 2.4000%, 8/15/22	27,000	26,524
Duke Energy Corp, 2.6500%, 9/1/26	48,000	45,979
Duke Energy Corp, 3.1500%, 8/15/27	41,000	40,691
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	9,000	9,158
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	16,000	15,920
NRG Energy Inc, 6.2500%, 7/15/22	287,000	298,480
PPL Capital Funding Inc, 3.1000%, 5/15/26	67,000	65,558
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	67,000	71,800
Southern Co, 2.9500%, 7/1/23†	32,000	32,011
Southern Co, 3.2500%, 7/1/26	60,000	58,827
		672,672

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – 4.0%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	$15,000	$15,776
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	16,000	16,055
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	21,000	20,903
Cenovus Energy Inc, 5.7000%, 10/15/19	2,000	2,104
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	50,000	53,225
ConocoPhillips Co, 4.9500%, 3/15/26	39,000	44,257
Delek Logistics Partners LP, 6.7500%, 5/15/25 (144A)	203,000	205,030
Devon Energy Corp, 4.0000%, 7/15/21	50,000	52,063
Enbridge Energy Partners LP, 5.8750%, 10/15/25	31,000	35,103
Energy Transfer Equity LP, 4.2500%, 3/15/23	33,000	32,752
Energy Transfer Equity LP, 5.8750%, 1/15/24	273,000	287,332
Energy Transfer LP, 4.1500%, 10/1/20	44,000	45,433
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	20,000	20,638
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	5,000	5,467
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	8,000	8,135
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	563,000	584,112
NuStar Logistics LP, 5.6250%, 4/28/27	82,000	83,435
Oceaneering International Inc, 4.6500%, 11/15/24	90,000	87,544
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	137,000	144,021
Phillips 66 Partners LP, 3.6050%, 2/15/25	26,000	26,189
Phillips 66 Partners LP, 3.7500%, 3/1/28	14,000	14,002
Phillips 66 Partners LP, 4.6800%, 2/15/45	12,000	12,315
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	15,000	15,454
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	14,000	14,188
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	28,000	30,608
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	60,000	64,368
Sunoco LP / Sunoco Finance Corp, 6.3750%, 4/1/23	130,000	136,987
TC PipeLines LP, 3.9000%, 5/25/27	44,000	44,207
Williams Cos Inc, 3.7000%, 1/15/23	115,000	114,425
Williams Partners LP, 3.7500%, 6/15/27	75,000	75,135
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	75,000	78,375
		2,369,638
Finance Companies – 0.1%
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	66,000	65,155
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	102,000	107,450
Kennedy-Wilson Inc, 5.8750%, 4/1/24	126,000	130,095
		237,545
Insurance – 0.4%
Aetna Inc, 2.8000%, 6/15/23	20,000	19,681
Centene Corp, 4.7500%, 5/15/22	2,000	2,075
Centene Corp, 6.1250%, 2/15/24	13,000	13,748
Centene Corp, 4.7500%, 1/15/25	16,000	16,280
UnitedHealth Group Inc, 2.3750%, 10/15/22	26,000	25,745
UnitedHealth Group Inc, 3.7500%, 7/15/25	41,000	43,205
UnitedHealth Group Inc, 3.1000%, 3/15/26	16,000	16,114
UnitedHealth Group Inc, 3.4500%, 1/15/27	10,000	10,342
UnitedHealth Group Inc, 3.3750%, 4/15/27	5,000	5,136
UnitedHealth Group Inc, 2.9500%, 10/15/27	50,000	49,839
WellCare Health Plans Inc, 5.2500%, 4/1/25	48,000	50,640
		252,805
Real Estate Investment Trusts (REITs) – 0.5%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	63,000	63,262
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22†	65,000	69,014
Digital Realty Trust LP, 3.7000%, 8/15/27	26,000	26,181
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	29,875
SL Green Realty Corp, 5.0000%, 8/15/18	130,000	131,592
		319,924

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – 2.4%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	$42,000	$41,756
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	172,000	169,209
Cadence Design Systems Inc, 4.3750%, 10/15/24	93,000	98,645
Equifax Inc, 2.3000%, 6/1/21	16,000	15,616
Equifax Inc, 3.3000%, 12/15/22	50,000	49,669
Fidelity National Information Services Inc, 3.6250%, 10/15/20	15,000	15,411
Fidelity National Information Services Inc, 4.5000%, 10/15/22	17,000	18,195
First Data Corp, 7.0000%, 12/1/23 (144A)	62,000	65,565
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	200,000	202,976
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	71,000	71,000
Iron Mountain Inc, 5.2500%, 3/15/28 (144A)	59,000	58,705
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	200,000	204,000
Total System Services Inc, 3.8000%, 4/1/21	25,000	25,622
Total System Services Inc, 4.8000%, 4/1/26	69,000	74,632
Trimble Inc, 4.7500%, 12/1/24	107,000	115,453
Verisk Analytics Inc, 4.8750%, 1/15/19	49,000	50,172
Verisk Analytics Inc, 5.8000%, 5/1/21	64,000	69,633
Verisk Analytics Inc, 5.5000%, 6/15/45	38,000	44,237
VMware Inc, 3.9000%, 8/21/27	26,000	26,239
		1,416,735
Transportation – 0.4%
FedEx Corp, 3.9000%, 2/1/35	5,000	5,076
FedEx Corp, 4.4000%, 1/15/47	2,000	2,132
Kansas City Southern, 3.1250%, 6/1/26	202,000	195,586
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	53,000	53,157
		255,951
Total Corporate Bonds (cost $15,695,131)		15,889,695
Mortgage-Backed Securities – 8.1%
Fannie Mae Pool:
6.0000%, 12/1/35	21,119	23,985
6.0000%, 2/1/37	3,503	4,028
6.0000%, 10/1/38	16,824	18,968
5.5000%, 12/1/39	17,417	19,210
5.5000%, 3/1/40	30,171	33,721
5.5000%, 4/1/40	62,664	68,941
5.5000%, 2/1/41	17,765	19,856
5.0000%, 5/1/41	11,501	12,418
5.0000%, 10/1/41	13,214	14,266
5.5000%, 12/1/41	18,924	20,869
3.5000%, 2/1/43	95,856	98,852
3.5000%, 4/1/44	51,829	53,683
5.0000%, 7/1/44	37,573	41,257
4.5000%, 10/1/44	20,258	21,973
3.5000%, 2/1/45	77,687	80,123
4.5000%, 3/1/45	33,679	36,535
4.5000%, 6/1/45	17,866	19,128
4.5000%, 9/1/45	40,189	43,598
3.0000%, 10/1/45	10,855	10,863
3.0000%, 10/1/45	7,190	7,195
3.5000%, 12/1/45	18,771	19,440
3.0000%, 1/1/46	1,484	1,485
3.5000%, 1/1/46	78,325	81,116
3.5000%, 1/1/46	78,118	80,903
3.0000%, 3/1/46	47,993	48,027
3.0000%, 3/1/46	32,036	32,059
4.0000%, 5/31/46	491,000	513,733
3.5000%, 7/1/46	71,246	73,641
3.5000%, 7/1/46	67,067	69,379
4.5000%, 7/1/46	44,073	47,526

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 8/1/46	$3,245	$3,435
4.0000%, 8/1/46	2,769	2,931
4.0000%, 8/1/46	2,101	2,224
3.0000%, 11/1/46	11,208	11,238
3.0000%, 11/1/46	10,536	10,564
3.5000%, 12/1/46	3,627	3,738
3.5000%, 12/1/46	2,085	2,149
3.5000%, 1/1/47	13,573	13,986
3.5000%, 1/1/47	2,434	2,508
3.5000%, 1/1/47	1,641	1,691
3.0000%, 2/1/47	61,661	62,043
4.5000%, 2/1/47	42,676	46,033
4.0000%, 3/1/47	4,797	5,076
4.0000%, 3/1/47	1,242	1,315
4.0000%, 3/1/47	1,138	1,203
4.0000%, 4/1/47	5,622	5,938
4.0000%, 4/1/47	4,483	4,743
4.0000%, 4/1/47	4,014	4,240
4.0000%, 5/1/47	236,859	250,493
4.0000%, 5/1/47	14,747	15,440
4.0000%, 5/1/47	5,994	6,331
4.0000%, 5/1/47	4,687	4,959
4.0000%, 5/1/47	3,705	3,920
4.0000%, 5/1/47	1,487	1,575
4.5000%, 5/1/47	8,514	9,218
4.5000%, 5/1/47	7,011	7,565
4.5000%, 5/1/47	6,192	6,672
4.5000%, 5/1/47	5,182	5,612
4.5000%, 5/1/47	4,822	5,195
4.5000%, 5/1/47	4,219	4,565
4.5000%, 5/1/47	2,111	2,281
4.5000%, 5/1/47	1,554	1,682
4.5000%, 5/1/47	1,529	1,657
3.0000%, 5/31/47	25,000	24,971
3.5000%, 5/31/47	289,000	296,416
3.5000%, 6/1/47	2,981	3,073
4.0000%, 6/1/47	17,555	18,543
4.0000%, 6/1/47	9,223	9,677
4.0000%, 6/1/47	8,626	9,122
4.0000%, 6/1/47	8,382	8,869
4.0000%, 6/1/47	7,782	8,177
4.0000%, 6/1/47	6,472	6,858
4.0000%, 6/1/47	4,100	4,302
4.0000%, 6/1/47	3,844	4,033
4.0000%, 6/1/47	3,001	3,178
4.0000%, 6/1/47	2,404	2,539
4.0000%, 6/1/47	1,749	1,832
4.0000%, 6/1/47	1,048	1,114
4.5000%, 6/1/47	26,466	28,517
4.5000%, 6/1/47	2,658	2,879
3.5000%, 7/1/47	5,807	5,988
3.5000%, 7/1/47	3,497	3,608
3.5000%, 7/1/47	2,584	2,672
3.5000%, 7/1/47	1,583	1,635
3.5000%, 7/1/47	1,561	1,615
4.0000%, 7/1/47	67,632	71,566
4.0000%, 7/1/47	16,528	17,458
4.0000%, 7/1/47	12,722	13,438
4.0000%, 7/1/47	11,889	12,574

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 7/1/47	$6,584	$6,952
4.0000%, 7/1/47	6,537	6,921
4.0000%, 7/1/47	4,449	4,713
4.0000%, 7/1/47	3,543	3,751
4.0000%, 7/1/47	3,139	3,293
4.0000%, 7/1/47	3,119	3,302
4.0000%, 7/1/47	2,001	2,103
4.0000%, 7/1/47	1,770	1,865
4.5000%, 7/1/47	18,809	20,267
4.5000%, 7/1/47	16,788	18,090
4.5000%, 7/1/47	15,519	16,722
3.5000%, 8/1/47	21,505	22,104
3.5000%, 8/1/47	15,173	15,642
3.5000%, 8/1/47	12,487	12,884
3.5000%, 8/1/47	3,018	3,113
3.5000%, 8/1/47	996	1,027
4.0000%, 8/1/47	35,154	36,816
4.0000%, 8/1/47	27,716	29,275
4.0000%, 8/1/47	26,350	27,596
4.0000%, 8/1/47	26,179	27,653
4.0000%, 8/1/47	16,879	17,829
4.0000%, 8/1/47	12,597	13,326
4.0000%, 8/1/47	11,952	12,559
4.0000%, 8/1/47	7,365	7,758
4.0000%, 8/1/47	4,729	5,009
4.0000%, 8/1/47	3,084	3,230
4.5000%, 8/1/47	21,356	23,012
4.5000%, 8/1/47	4,067	4,383
3.5000%, 9/1/47	79,457	81,674
3.5000%, 9/1/47	12,501	12,925
4.0000%, 9/1/47	29,903	31,586
4.0000%, 9/1/47	19,192	20,272
4.0000%, 9/1/47	3,130	3,306
4.0000%, 9/1/47	997	1,055
4.5000%, 9/1/47	110,933	118,165
4.5000%, 9/1/47	23,860	25,710
4.5000%, 9/1/47	17,830	19,212
4.5000%, 9/1/47	13,141	14,160
3.5000%, 10/1/47	83,253	85,578
3.5000%, 10/1/47	25,713	26,431
3.5000%, 10/1/47	1,994	2,059
3.5000%, 10/1/47	1,994	2,059
3.5000%, 10/1/47	1,994	2,061
3.5000%, 10/1/47	997	1,033
4.0000%, 10/1/47	14,953	15,716
4.0000%, 10/1/47	13,171	13,912
4.0000%, 10/1/47	12,664	13,377
4.0000%, 10/1/47	8,486	8,964
4.0000%, 10/1/47	6,980	7,390
4.0000%, 10/1/47	3,989	4,224
4.5000%, 10/1/47	3,551	3,826
4.5000%, 10/1/47	1,625	1,751
3.0000%, 11/1/47	18,971	18,984
3.5000%, 11/1/47	7,940	8,217
3.5000%, 11/1/47	4,969	5,143
4.0000%, 11/1/47	19,094	20,063
4.0000%, 11/1/47	5,928	6,269
4.0000%, 11/1/47	3,093	3,276
4.5000%, 11/1/47	17,356	18,702

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.0000%, 12/1/47	$8,000	$8,006
3.0000%, 12/1/47	4,000	4,003
3.5000%, 12/1/47	16,000	16,531
3.5000%, 12/1/47	3,000	3,100
3.5000%, 5/1/56	18,800	19,347
		3,692,934
Freddie Mac Gold Pool:
5.5000%, 10/1/36	13,490	15,092
6.0000%, 4/1/40	77,976	89,760
5.0000%, 3/1/42	16,379	17,968
3.5000%, 2/1/44	29,723	30,636
4.5000%, 5/1/44	19,613	21,114
3.0000%, 1/1/45	20,606	20,641
3.0000%, 10/1/46	91,106	91,311
3.0000%, 12/1/46	61,872	62,011
4.0000%, 6/1/47	58,326	61,663
4.0000%, 8/1/47	59,910	62,734
3.5000%, 9/1/47	74,030	76,394
3.5000%, 9/1/47	55,437	57,042
3.5000%, 9/1/47	31,781	32,701
3.5000%, 9/1/47	24,528	25,359
4.0000%, 9/1/47	28,656	29,981
3.5000%, 10/1/47	64,221	66,081
3.5000%, 10/1/47	38,614	39,732
3.5000%, 12/1/47	161,107	166,513
		966,733
Ginnie Mae I Pool:
4.5000%, 8/15/46	73,607	79,271
4.0000%, 7/15/47	31,769	33,331
4.0000%, 8/15/47	5,966	6,260
		118,862
Ginnie Mae II Pool:
4.5000%, 10/20/41	35,055	36,826
Total Mortgage-Backed Securities (cost $4,850,859)		4,815,355
United States Treasury Notes/Bonds – 5.6%
1.3750%, 7/31/19	10,000	9,924
1.2500%, 8/31/19	125,000	123,714
1.7500%, 11/30/19	673,000	671,237
1.6250%, 10/15/20	5,000	4,955
1.7500%, 11/15/20	5,000	4,971
1.8750%, 9/30/22	32,000	31,532
2.1250%, 2/29/24	461,000	456,344
2.1250%, 9/30/24	19,000	18,757
1.6250%, 2/15/26	78,000	73,641
2.0000%, 11/15/26	194,000	187,692
2.2500%, 2/15/27	229,000	225,926
2.2500%, 8/15/27	70,000	68,994
2.2500%, 11/15/27	358,000	352,838
2.2500%, 8/15/46	207,000	186,512
3.0000%, 5/15/47	108,000	113,423
2.7500%, 8/15/47	336,000	336,042
2.7500%, 11/15/47	462,000	462,238
Total United States Treasury Notes/Bonds (cost $3,301,138)		3,328,740
Common Stocks – 54.2%
Aerospace & Defense – 0.5%
United Technologies Corp	2,100	267,897
Banks – 8.6%
Cadence BanCorp*	16,499	447,453

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
Citigroup Inc	12,600	$937,566
Citizens Financial Group Inc	8,193	343,942
First Hawaiian Inc	11,784	343,857
JPMorgan Chase & Co	5,800	620,252
Pinnacle Financial Partners Inc	3,500	232,050
PNC Financial Services Group Inc	3,900	562,731
US Bancorp	12,600	675,108
Wells Fargo & Co	15,900	964,653
		5,127,612
Beverages – 1.1%
PepsiCo Inc	5,200	623,584
Biotechnology – 1.2%
AbbVie Inc	2,800	270,788
Gilead Sciences Inc	5,800	415,512
		686,300
Building Products – 0.5%
Simpson Manufacturing Co Inc	5,300	304,273
Chemicals – 0.4%
Valvoline Inc	8,200	205,492
Commercial Services & Supplies – 1.6%
Republic Services Inc	2,900	196,069
UniFirst Corp/MA	4,500	742,050
		938,119
Communications Equipment – 0.5%
F5 Networks Inc*	2,300	301,806
Consumer Finance – 2.2%
Ally Financial Inc	12,800	373,248
American Express Co	2,200	218,482
Discover Financial Services	3,000	230,760
Synchrony Financial	12,200	471,042
		1,293,532
Containers & Packaging – 0.5%
Graphic Packaging Holding Co	17,700	273,465
Diversified Financial Services – 1.8%
Berkshire Hathaway Inc*	5,400	1,070,388
Electric Utilities – 2.2%
Alliant Energy Corp	4,500	191,745
Exelon Corp	10,400	409,864
Great Plains Energy Inc	11,400	367,536
PPL Corp	11,500	355,925
		1,325,070
Electrical Equipment – 1.5%
Generac Holdings Inc*	8,900	440,728
Thermon Group Holdings Inc*	18,100	428,427
		869,155
Energy Equipment & Services – 1.2%
Mammoth Energy Services Inc*	19,400	380,822
Schlumberger Ltd†	5,100	343,689
		724,511
Equity Real Estate Investment Trusts (REITs) – 3.7%
American Campus Communities Inc	2,400	98,472
Equity Commonwealth*	14,400	439,344
Equity LifeStyle Properties Inc	5,100	454,002
Equity Residential	5,300	337,981
Lamar Advertising Co	8,200	608,768
National Storage Affiliates Trust	10,000	272,600
		2,211,167

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 1.0%
Casey's General Stores Inc	5,500	$615,670
Food Products – 0.4%
Cal-Maine Foods Inc*	5,900	262,255
Health Care Equipment & Supplies – 0.7%
Medtronic PLC	5,416	437,342
Health Care Providers & Services – 2.2%
AmerisourceBergen Corp	2,800	257,096
Laboratory Corp of America Holdings*	6,700	1,068,717
		1,325,813
Household Products – 1.9%
Clorox Co	2,200	327,228
Procter & Gamble Co	8,700	799,356
		1,126,584
Information Technology Services – 0.8%
Accenture PLC	1,600	244,944
Total System Services Inc	3,000	237,270
		482,214
Insurance – 1.7%
Chubb Ltd	3,900	569,907
XL Group Ltd	12,000	421,920
		991,827
Internet Software & Services – 1.6%
Alphabet Inc*	900	948,060
Life Sciences Tools & Services – 0.5%
INC Research Holdings Inc*	6,900	300,840
Machinery – 1.0%
Timken Co	3,400	167,110
Trinity Industries Inc	11,900	445,774
		612,884
Media – 0.6%
Omnicom Group Inc	4,700	342,301
Metals & Mining – 0.3%
Compass Minerals International Inc	2,800	202,300
Oil, Gas & Consumable Fuels – 2.8%
Cimarex Energy Co	2,300	280,623
Noble Energy Inc	18,400	536,176
Occidental Petroleum Corp	11,500	847,090
		1,663,889
Pharmaceuticals – 4.7%
Johnson & Johnson	9,400	1,313,378
Merck & Co Inc	9,900	557,073
Pfizer Inc	26,200	948,964
		2,819,415
Road & Rail – 0.9%
AMERCO	600	226,746
Union Pacific Corp	2,500	335,250
		561,996
Semiconductor & Semiconductor Equipment – 0.6%
Analog Devices Inc	4,200	373,926
Software – 5.0%
Check Point Software Technologies Ltd*	6,500	673,530
Microsoft Corp	7,600	650,104
Oracle Corp†	23,900	1,129,992
Synopsys Inc*	6,500	554,060
		3,007,686
Total Common Stocks (cost $26,753,825)		32,297,373

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Shares or Principal Amounts		Value
Preferred Stocks – 0.3%
Equity Real Estate Investment Trusts (REITs) – 0.3%
Crown Castle International Corp, 6.8750% (cost $140,000)	140	$158,032
Investment Companies – 2.0%
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $1,195,922)	1,195,922	1,195,922
U.S. Government Agency Notes – 0.6%
United States Treasury Bill:
0%, 4/26/18◊	$125,000	124,459
0%, 9/13/18◊	264,000	260,945
Total U.S. Government Agency Notes (cost $386,094)		385,404
Total Investments (total cost $54,780,051) – 101.5%		60,530,549
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(886,343)
Net Assets – 100%		$59,644,206

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$58,300,805	96.3%
Israel	806,626	1.3
Ireland	460,062	0.8
Canada	262,919	0.4
Australia	254,154	0.4
Netherlands	204,000	0.4
United Kingdom	132,015	0.2
Belgium	91,829	0.2
Switzerland	18,139	0.0

Total	$60,530,549	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 2.0%
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	$4,314	$—	$—	$1,195,922

(1) For securities that were affiliated for a portion of the period ended December 31, 2017, this column reflects amounts for the entire period ended December 31, 2017 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 2.0%
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	821,057	9,412,397	(9,037,532)	1,195,922

Schedule of Forward Foreign Currency Exchange Contracts, Open
Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Israeli Shekel	2/22/18	(1,673,000)	$480,854	$(1,768)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017
Currency Contracts

Liability Derivatives:
Forward foreign currency exchange contracts	$ 1,768

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 1,880

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (1,584)

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2017

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2017
Market Value
Forward foreign currency exchange contracts, sold	$ 501,717

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.
Value Income Index	Value Income Index is an internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%).

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2017 is $5,221,054, which represents 8.8% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $1,211,837.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$64,161	$63,600	0.1%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 2.3521%, 11/25/50	11/29/17	62,000	62,000	0.1
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 2.5521%, 11/25/50	11/29/17	25,000	25,000	0.1
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18	8/11/17	67,000	67,011	0.1
Total		$218,161	$217,611	0.4%

The Fund has registration rights for certain restricted securities held as of December 31, 2017. The issuer incurs all registration costs.

24	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,580,284	$-
Bank Loans and Mezzanine Loans	-	879,744	-
Corporate Bonds	-	15,889,695	-
Mortgage-Backed Securities	-	4,815,355	-
United States Treasury Notes/Bonds	-	3,328,740	-
Common Stocks	32,297,373	-	-
Preferred Stocks	-	158,032	-
Investment Companies	-	1,195,922	-
U.S. Government Agency Notes	-	385,404	-
Total Assets	$32,297,373	$28,233,176	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,768	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	25

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$59,334,627
Affiliated investments, at value(2)	1,195,922
Cash	29,760
Non-interested Trustees' deferred compensation	1,139
Receivables:
Interest	235,324
Investments sold	111,083
Dividends	47,969
Fund shares sold	18,798
Foreign tax reclaims	3,556
Dividends from affiliates	1,406
Other assets	1,062
Total Assets	60,980,646
Liabilities:
Forward foreign currency exchange contracts	1,768
Closed foreign currency contracts	25
Payables:	—
Investments purchased	1,218,300
Fund shares repurchased	31,020
Professional fees	23,597
Transfer agent fees and expenses	9,567
12b-1 Distribution and shareholder servicing fees	7,112
Custodian fees	2,468
Advisory fees	1,853
Dividends	1,602
Non-interested Trustees' deferred compensation fees	1,139
Non-interested Trustees' fees and expenses	430
Fund administration fees	409
Accrued expenses and other payables	37,150
Total Liabilities	1,336,440
Net Assets	$59,644,206

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$53,914,941
Undistributed net investment income/(loss)	(97,075)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	77,511
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,748,829
Total Net Assets	$59,644,206
Net Assets - Class A Shares	$7,480,985
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	641,989
Net Asset Value Per Share(3)	$11.65
Maximum Offering Price Per Share(4)	$12.36
Net Assets - Class C Shares	$5,714,683
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	489,255
Net Asset Value Per Share(3)	$11.68
Net Assets - Class D Shares	$33,800,787
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,899,759
Net Asset Value Per Share	$11.66
Net Assets - Class I Shares	$6,131,451
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	525,525
Net Asset Value Per Share	$11.67
Net Assets - Class N Shares	$1,050,440
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	90,056
Net Asset Value Per Share	$11.66
Net Assets - Class S Shares	$2,087,895
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179,016
Net Asset Value Per Share	$11.66
Net Assets - Class T Shares	$3,377,965
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	289,646
Net Asset Value Per Share	$11.66

(1) Includes cost of $53,584,129.

(2) Includes cost of $1,195,922.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Value Plus Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2017(1)

Investment Income:
Interest	$468,949
Dividends	309,823
Dividends from affiliates	4,314
Other income	4,364
Foreign tax withheld	(12,251)
Total Investment Income	775,199
Expenses:
Advisory fees	177,454
12b-1Distribution and shareholder servicing fees:
Class A Shares	9,073
Class C Shares	28,415
Class S Shares	2,547
Transfer agent administrative fees and expenses:
Class D Shares	20,099
Class S Shares	2,547
Class T Shares	4,610
Transfer agent networking and omnibus fees:
Class A Shares	232
Class C Shares	497
Class I Shares	2,362
Other transfer agent fees and expenses:
Class A Shares	404
Class C Shares	292
Class D Shares	3,875
Class I Shares	170
Class N Shares	9
Class S Shares	22
Class T Shares	79
Registration fees	49,872
Accounting systems fee	41,459
Professional fees	32,186
Custodian fees	6,886
Shareholder reports expense	5,114
Fund administration fees	2,386
Non-interested Trustees’ fees and expenses	972
Other expenses	570
Total Expenses	392,132
Less: Excess Expense Reimbursement and Waivers	(115,085)
Net Expenses	277,047
Net Investment Income/(Loss)	498,152
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	215,885
Forward foreign currency exchange contracts	1,880
Total Net Realized Gain/(Loss) on Investments	217,765
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,998,440
Forward foreign currency exchange contracts	(1,584)
Total Change in Unrealized Net Appreciation/Depreciation	1,996,856
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,712,773

(1) Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

See Notes to Financial Statements.

28	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Statements of Changes in Net Assets

	Period ended December 31, 2017 (unaudited)(1)	Year ended June 30, 2017

Operations:
Net investment income/(loss)	$498,152	$1,138,289
Net realized gain/(loss) on investments	217,765	3,165,392
Change in unrealized net appreciation/depreciation	1,996,856	1,452,213
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,712,773	5,755,894
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(77,043)	(151,818)
Class C Shares	(38,620)	(81,780)
Class D Shares	(374,511)	(750,004)
Class I Shares	(74,463)	(130,801)
Class N Shares	(6,211)	N/A
Class S Shares	(20,453)	(41,680)
Class T Shares	(38,967)	(84,439)
Total Dividends from Net Investment Income	(630,268)	(1,240,522)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(297,302)	(81,028)
Class C Shares	(227,930)	(63,764)
Class D Shares	(1,352,620)	(384,940)
Class I Shares	(245,266)	(61,382)
Class N Shares	(41,754)	N/A
Class S Shares	(83,069)	(23,460)
Class T Shares	(135,796)	(45,895)
Total Distributions from Net Realized Gain from Investment Transactions	(2,383,737)	(660,469)
Net Decrease from Dividends and Distributions to Shareholders	(3,014,005)	(1,900,991)
Capital Share Transactions:
Class A Shares	395,842	562,744
Class C Shares	93,889	(1,068,204)
Class D Shares	726,391	4,824,282
Class I Shares	(672,478)	3,307,234
Class N Shares	1,080,391	N/A
Class S Shares	106,780	(247,683)
Class T Shares	(654,016)	2,201,230
Net Increase/(Decrease) from Capital Share Transactions	1,076,799	9,579,603
Net Increase/(Decrease) in Net Assets	775,567	13,434,506
Net Assets:
Beginning of period	58,868,639	45,434,133
End of period	$59,644,206	$58,868,639

Undistributed Net Investment Income/(Loss)	$(97,075)	$35,041

(1) Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Value Plus Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.72	$10.87	$11.26		$12.26	$11.68	$10.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.24(1)	0.24(1)		0.22(1)	0.23(1)	0.30
Net realized and unrealized gain/(loss)	0.44	1.01	(0.14)		0.05	1.29	1.07
Total from Investment Operations	0.54	1.25	0.10		0.27	1.52	1.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.26)	(0.23)		(0.29)	(0.30)	(0.29)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)		(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.61)	(0.40)	(0.49)		(1.27)	(0.94)	(0.55)
Net Asset Value, End of Period	$11.65	$11.72	$10.87		$11.26	$12.26	$11.68
Total Return*	4.63%	11.71%	1.01%		2.25%	13.61%	12.82%
Net Assets, End of Period (in thousands)	$7,481	$7,130	$6,082		$6,213	$6,603	$6,200
Average Net Assets for the Period (in thousands)	$7,235	$6,531	$5,981		$6,599	$6,341	$5,545
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.29%	1.38%		1.43%	1.35%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%	0.94%		0.97%	1.01%	1.01%
Ratio of Net Investment Income/(Loss)	1.66%	2.14%	2.19%		1.84%	1.94%	2.39%
Portfolio Turnover Rate	36%(2)	86%	77%		89%	95%	97%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.74	$10.90	$11.28	$12.29	$11.71	$10.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.16(1)	0.16(1)	0.13(1)	0.15(1)	0.21
Net realized and unrealized gain/(loss)	0.45	0.99	(0.13)	0.04	1.28	1.08
Total from Investment Operations	0.50	1.15	0.03	0.17	1.43	1.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.17)	(0.15)	(0.20)	(0.21)	(0.21)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.56)	(0.31)	(0.41)	(1.18)	(0.85)	(0.47)
Net Asset Value, End of Period	$11.68	$11.74	$10.90	$11.28	$12.29	$11.71
Total Return*	4.31%	10.71%	0.38%	1.41%	12.78%	12.03%
Net Assets, End of Period (in thousands)	$5,715	$5,649	$6,283	$7,029	$6,519	$5,485
Average Net Assets for the Period (in thousands)	$5,667	$5,470	$6,419	$6,880	$6,035	$5,223
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.07%	2.06%	2.10%	2.18%	2.04%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.72%	1.66%	1.72%	1.72%	1.76%
Ratio of Net Investment Income/(Loss)	0.90%	1.36%	1.47%	1.09%	1.23%	1.64%
Portfolio Turnover Rate	36%(2)	86%	77%	89%	95%	97%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.72	$10.87	$11.26	$12.26	$11.69	$10.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.26(1)	0.25(1)	0.23(1)	0.25(1)	0.31
Net realized and unrealized gain/(loss)	0.44	1.01	(0.14)	0.06	1.28	1.08
Total from Investment Operations	0.55	1.27	0.11	0.29	1.53	1.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.28)	(0.24)	(0.31)	(0.32)	(0.30)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.61)	(0.42)	(0.50)	(1.29)	(0.96)	(0.56)
Net Asset Value, End of Period	$11.66	$11.72	$10.87	$11.26	$12.26	$11.69
Total Return*	4.78%	11.84%	1.12%	2.39%	13.68%	13.02%
Net Assets, End of Period (in thousands)	$33,801	$33,243	$26,205	$29,170	$33,071	$24,811
Average Net Assets for the Period (in thousands)	$33,402	$30,598	$26,758	$29,440	$27,575	$22,457
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.21%	1.31%	1.33%	1.15%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.83%	0.83%	0.85%	0.91%
Ratio of Net Investment Income/(Loss)	1.78%	2.26%	2.31%	1.97%	2.10%	2.50%
Portfolio Turnover Rate	36%(2)	86%	77%	89%	95%	97%

Class I Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.73	$10.88	$11.27	$12.28	$11.70	$10.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.27(1)	0.25(1)	0.24(1)	0.27(1)	0.33
Net realized and unrealized gain/(loss)	0.45	1.00	(0.13)	0.05	1.28	1.07
Total from Investment Operations	0.56	1.27	0.12	0.29	1.55	1.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.28)	(0.25)	(0.32)	(0.33)	(0.31)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.62)	(0.42)	(0.51)	(1.30)	(0.97)	(0.57)
Net Asset Value, End of Period	$11.67	$11.73	$10.88	$11.27	$12.28	$11.70
Total Return*	4.81%	11.91%	1.18%	2.39%	13.92%	13.16%
Net Assets, End of Period (in thousands)	$6,131	$6,814	$3,149	$3,965	$10,794	$9,903
Average Net Assets for the Period (in thousands)	$6,564	$5,106	$3,682	$4,859	$9,694	$9,764
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.13%	1.21%	1.22%	1.02%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.77%	0.74%	0.71%	0.76%
Ratio of Net Investment Income/(Loss)	1.84%	2.33%	2.36%	2.00%	2.23%	2.63%
Portfolio Turnover Rate	36%(2)	86%	77%	89%	95%	97%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Value Plus Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31 (unaudited)	2017(1)
Net Asset Value, Beginning of Period	$11.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09
Net realized and unrealized gain/(loss)	0.40
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)
Distributions (from capital gains)	(0.48)
Total Dividends and Distributions	(0.60)
Net Asset Value, End of Period	$11.66
Total Return*	4.19%
Net Assets, End of Period (in thousands)	$1,050
Average Net Assets for the Period (in thousands)	$492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%
Ratio of Net Investment Income/(Loss)	1.96%
Portfolio Turnover Rate	36%(3)

Class S Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.73	$10.88	$11.26	$12.26	$11.69	$10.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.23(2)	0.26(2)	0.19(2)	0.22(2)	0.28
Net realized and unrealized gain/(loss)	0.44	1.01	(0.13)	0.05	1.28	1.08
Total from Investment Operations	0.53	1.24	0.13	0.24	1.50	1.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.25)	(0.25)	(0.26)	(0.29)	(0.27)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.60)	(0.39)	(0.51)	(1.24)	(0.93)	(0.53)
Net Asset Value, End of Period	$11.66	$11.73	$10.88	$11.26	$12.26	$11.69
Total Return*	4.57%	11.54%	1.28%	2.00%	13.42%	12.79%
Net Assets, End of Period (in thousands)	$2,088	$1,993	$2,088	$2,063	$5,054	$4,453
Average Net Assets for the Period (in thousands)	$2,031	$1,950	$2,023	$2,428	$4,725	$4,258
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.53%	1.63%	1.64%	1.50%	1.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.07%	0.77%	1.18%	1.09%	1.15%
Ratio of Net Investment Income/(Loss)	1.55%	2.02%	2.37%	1.57%	1.87%	2.25%
Portfolio Turnover Rate	36%(3)	86%	77%	89%	95%	97%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through December 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2017 (unaudited) and each year ended June 30	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.72	$10.88	$11.26	$12.27	$11.69	$10.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.24(1)	0.26(1)	0.22(1)	0.25(1)	0.31
Net realized and unrealized gain/(loss)	0.45	1.01	(0.13)	0.04	1.28	1.08
Total from Investment Operations	0.55	1.25	0.13	0.26	1.53	1.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.27)	(0.25)	(0.29)	(0.31)	(0.30)
Distributions (from capital gains)	(0.48)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total Dividends and Distributions	(0.61)	(0.41)	(0.51)	(1.27)	(0.95)	(0.56)
Net Asset Value, End of Period	$11.66	$11.72	$10.88	$11.26	$12.27	$11.69
Total Return*	4.73%	11.63%	1.26%	2.18%	13.75%	13.01%
Net Assets, End of Period (in thousands)	$3,378	$4,039	$1,627	$3,662	$9,037	$5,810
Average Net Assets for the Period (in thousands)	$3,684	$3,480	$2,419	$4,490	$6,739	$5,470
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.32%	1.32%	1.39%	1.25%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.93%	0.73%	0.93%	0.87%	0.92%
Ratio of Net Investment Income/(Loss)	1.69%	2.14%	2.39%	1.82%	2.08%	2.48%
Portfolio Turnover Rate	36%(2)	86%	77%	89%	95%	97%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Value Plus Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

34	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Fund’s investments

Janus Investment Fund	35

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

36	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Janus Investment Fund	37

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

38	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

Janus Investment Fund	39

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support

40	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$1,768	$—	$—	$1,768

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Janus Investment Fund	41

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

A Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

42	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s investment operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least November 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and

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Notes to Financial Statements (unaudited)

other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes except Class D Shares, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Total compensation of $217,876 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $210,375 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is

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Notes to Financial Statements (unaudited)

eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2017, Janus Henderson Distributors retained upfront sales charges of $3,362.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2017.

As of December 31, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	82%	10%
Class C Shares	73	7
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	100	3
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2017, the Fund engaged in cross trades amounting to $3,128 in purchases.

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Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 54,819,948	$ 6,144,480	$ (433,879)	$ 5,710,601

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ -	$ (1,768)	$ (1,768)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2017(1)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	26,587	$ 315,547	64,936	$ 742,237
Reinvested dividends and distributions	31,460	368,026	20,068	228,557
Shares repurchased	(24,362)	(287,731)	(36,250)	(408,050)
Net Increase/(Decrease)	33,685	$ 395,842	48,754	$ 562,744
Class C Shares:
Shares sold	8,501	$ 100,237	60,825	$ 692,961
Reinvested dividends and distributions	22,615	264,958	12,510	142,809
Shares repurchased	(22,973)	(271,306)	(168,642)	(1,903,974)
Net Increase/(Decrease)	8,143	$ 93,889	(95,307)	$ (1,068,204)
Class D Shares:
Shares sold	141,875	$1,684,511	987,691	$11,237,707
Reinvested dividends and distributions	145,640	1,705,353	97,343	1,109,613
Shares repurchased	(224,710)	(2,663,473)	(658,593)	(7,523,038)
Net Increase/(Decrease)	62,805	$ 726,391	426,441	$ 4,824,282
Class I Shares:
Shares sold	93,646	$1,106,567	363,376	$ 4,119,195
Reinvested dividends and distributions	26,841	314,623	16,514	188,742
Shares repurchased	(176,015)	(2,093,668)	(88,272)	(1,000,703)
Net Increase/(Decrease)	(55,528)	$ (672,478)	291,618	$ 3,307,234
Class N Shares:
Shares sold	86,733	$1,041,662	-	$ -
Reinvested dividends and distributions	4,096	47,965	-	-
Shares repurchased	(773)	(9,236)	-	-
Net Increase/(Decrease)	90,056	$1,080,391	N/A	N/A
Class S Shares:
Shares sold	292	$ 3,434	-	$ -
Reinvested dividends and distributions	8,843	103,522	5,717	65,140
Shares repurchased	(15)	(176)	(27,757)	(312,823)
Net Increase/(Decrease)	9,120	$ 106,780	(22,040)	$ (247,683)
Class T Shares:
Shares sold	21,682	$ 257,370	385,383	$ 4,409,763
Reinvested dividends and distributions	14,856	173,973	11,351	129,744
Shares repurchased	(91,464)	(1,085,359)	(201,734)	(2,338,277)
Net Increase/(Decrease)	(54,926)	$ (654,016)	195,000	$ 2,201,230
(1)	Period from August 4, 2017 (inception date) through December 31, 2017 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,704,089	$ 21,103,540	$ 1,382,653	$ 2,372,698

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted

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amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	61

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

62	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

64	DECEMBER 31, 2017

Janus Henderson Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-24-93035 02-18

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a) (1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a) (3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 8, 2018

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: March 8, 2018